UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07452

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not Applicable

Annual Report to Shareholders	December 31, 2021

Invesco V.I. American Franchise Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIAMFR-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. American Franchise Fund (the Fund) underperformed the Russell 1000 Growth Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	11.92%
Series II Shares	11.65
S&P 500 Index▼ (Broad Market Index)	28.71
Russell 1000 Growth Index▼ (Style-Specific Index)	27.60
Lipper VUF Large-Cap Growth Funds Index∎ (Peer Group Index)	20.42

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    In 2021, the market was more risk-averse, favoring staple-like, value-oriented and very liquid large caps. Energy stocks, financials (especially equity real estate investment trusts/REITs) and select mega cap information technology (IT) stocks led the market. Utilities, consumer staples and communication services were laggards. Given this landscape, the Fund produced a double-digit return, however, underperformed its style-specific benchmark during the fiscal year. Underperformance was primarily driven by stock selection resulting in underweight exposure in IT and overweight exposure in consumer discretionary. Stock selection in communication services and health care were also relative detractors. Positive relative contributors included stock selection within financials and materials, as well as an overweight allocation to energy.

    Top individual detractors to the Fund’s absolute performance during the fiscal year included Reata Pharmaceuticals, Farfetch and Penn National Gaming.

    Reata Pharmaceuticals was positioned for success but experienced a regulatory setback. Reata has two lead drugs, each target rare but fatal diseases that have no alternative treatments. The drugs had completed pivotal points in clinical trials but were pending U.S. Food and Drug Administration (FDA) filings. Uncertainty entered when the Cardiovascular and Renal Drug Advisory Committee questioned whether the evidence presented in one of the trials demonstrated effectiveness of slowing progression of the disease and whether the benefits outweighed the risks. Ultimately, the committee decided more evidence would be needed, which caused the stock to sell off significantly.

    Farfetch is the dominant online luxury retail destination aggregating over 1,400 luxury sellers and brands into one single platform. Farfetch was negatively impacted by forced selling tied to a large hedge fund, Archegos (not a fund holding), which placed temporary technical pressure on the share price in the spring, as well as revenues that came in at the lower end of expectations later in the fiscal year. We believed their technology unit which feeds its online platform to be grossly underappreciated and expect a potential transaction with luxury brand juggernaut Richmonte (not a fund holding) could be a strong catalyst to recognizing its value.

    Our primary reason for holding select regional casinos such as Penn National Gaming came after a 2018 U.S. Supreme Court ruling, where sports betting and online gambling became subject to the approval of any US state which chooses to legalize them. Regional casinos already have licenses and relationships to operate in many states, thus would be likely candidates for online and sports betting licenses. We also believed regional casinos would benefit from an economic reopening in 2021 while travel restrictions kept consumers close to home. Penn detracted primarily because economics from the legalization of individual state gambling contracts were at times lower than expected. We continue to believe Penn to be well positioned to participate in this new and growing market.

    Top individual contributors to the Fund’s absolute performance included Alphabet, Microsoft and Applied Materials.

    Strong earnings results reflecting broad-based growth in digital advertising spending contributed to Alphabet’s strong performance during the fiscal year. Work-from-home and virtual school created a need for many Alphabet products including their cloud platform and streaming services. Their core product, the Google search engine, has been enhanced through artificial intelligence to increase accuracy and allow for searching with images as well as words through Google Lens. They also sought to improve lives through eco-friendly routing and an emergency wildfire layer for drivers in the US using Google Maps.

    Microsoft is the second largest provider of cloud infrastructure and services and continued to benefit from digital transformation tailwinds despite tough comparisons from the beginning of the pandemic. Alphabet and Microsoft also benefited from the defensive

Invesco V.I. American Franchise Fund

flight to larger, more liquid stocks as investors reduced cyclical exposure given higher inflation and the rise of particularly contagious COVID-19 variants of concern.

    Applied Materials makes capital equipment used to manufacture semiconductor chips, liquid crystal displays and light-emitting diodes (LEDs). Long-term digital transformation has driven strong demand for semiconductor chips as content is growing in virtually every product from vehicles to toys. However, curtailments in spending in recent years, combined with supply disruptions from the pandemic, led to lean inventories and chip shortages. Governments globally are looking to onshore and expanding semiconductor manufacturing capacity to protect economic prosperity, innovation and national security. We believe Applied Materials would be a prime beneficiary of this increase in demand and capital spending.

    At fiscal year-end and relative to the Fund’s style-specific index, the Fund was overweight in energy as oil demand has recovered quickly and appeared likely to return to tight spare capacity. Future expectations for capital expenditures continue to be low, which may further exacerbate supply/demand imbalances. The Fund is also overweight in health care, where we have a preference for life sciences & tools, the “arms dealers” into the biopharma complex, and health care equipment & supplies, with a focus on secular trends such as robotics and disruptive innovators. Except for the electronic equipment and instruments and semiconductor industries, the Fund is underweight in IT given a preference for technology-driven companies within communication services and consumer discretionary. The Fund is also underweight in consumer staples given lapping stimulus and a greater proportion of negative impact from inflation on lower income households.

    On the margin, we began reducing cyclical exposure and rotating towards what we believe will be a slowing growth environment, one which favors companies able to generate attractive growth rates. We expect higher inflation in the first half of 2022, though it may recede toward the second half as labor issues are resolved, inventories are rebuilt and supply chain disruptions fade. Importantly, the average consumer remains in a very strong position today with high savings and still pent-up demand for travel and experiences. As ever, we believe that change is the fuel for growth and portfolios, thus we seek “share-takers”, companies that can gain market share through technology-enabled advantages in their business models and with offerings that benefit from the continued disruptive shifts in enterprise and consumer behavior.

    Thank you for your commitment to the Invesco V.I. American Franchise Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Portfolio manager(s):

Ido Cohen

Erik Voss - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (7/3/95)	11.05%
10 Years	17.37
5 Years	21.74
1 Year	11.92

Series II Shares
Inception (9/18/00)	5.04%
10 Years	17.08
5 Years	21.43
1 Year	11.65

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Capital Growth Portfolio, advised by Van Kampen Asset management were recognized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Capital Growth Fund (renamed Invesco V.I. American Franchise Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. American Franchise Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Franchise Fund

Supplemental Information

Invesco V.I. American Franchise Fund’s investment objective is to seek capital growth.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. American Franchise Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	38.74%

Consumer Discretionary	18.98

Communication Services	13.08

Health Care	9.94

Industrials	6.12

Financials	4.64

Energy	3.29

Materials	2.23

Consumer Staples	2.16

Money Market Funds Plus Other Assets Less Liabilities	0.82

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	7.20%

2.	Amazon.com, Inc.	7.08

3.	Alphabet, Inc., Class A	5.18

4.	Apple, Inc.	5.17

5.	Meta Platforms, Inc., Class A	4.47

6.	NVIDIA Corp.	3.72

7.	Lowe’s Cos., Inc.	2.95

8.	QUALCOMM, Inc.	2.54

9.	Apollo Asset Management, Inc.	2.43

10.	Palo Alto Networks, Inc.	2.22

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. American Franchise Fund

Schedule of Investments(a)

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–99.18%
Aerospace & Defense–1.76%
Airbus SE (France)(b)	70,689	$9,027,962

Textron, Inc.	76,238	5,885,573

		14,913,535

Agricultural & Farm Machinery–0.34%
Deere & Co.	8,297	2,844,958

Application Software–4.36%
Datadog, Inc., Class A(b)	19,386	3,452,840

DocuSign, Inc.(b)	6,318	962,295

HubSpot, Inc.(b)	5,371	3,540,295

Paycom Software, Inc.(b)	11,765	4,884,710

RingCentral, Inc., Class A(b)	18,542	3,473,844

salesforce.com, inc.(b)	44,490	11,306,244

Synopsys, Inc.(b)	22,027	8,116,949

Unity Software, Inc.(b)	8,187	1,170,659

		36,907,836

Asset Management & Custody Banks–4.38%
Apollo Asset Management, Inc.(c)	284,190	20,583,882

KKR & Co., Inc., Class A	221,533	16,504,208

		37,088,090

Automobile Manufacturers–1.35%
General Motors Co.(b)	195,110	11,439,299

Automotive Retail–0.29%
CarMax, Inc.(b)	18,828	2,451,970

Biotechnology–0.87%
Alnylam Pharmaceuticals, Inc.(b)	6,588	1,117,193

BeiGene Ltd., ADR (China)(b)	9,556	2,589,007

C4 Therapeutics, Inc.(b)	16,117	518,967

Kura Oncology, Inc.(b)	76,595	1,072,330

Ultragenyx Pharmaceutical, Inc.(b)	24,216	2,036,324

		7,333,821

Casinos & Gaming–2.19%
Caesars Entertainment, Inc.(b)	69,697	6,518,761

Penn National Gaming, Inc.(b)(c)	232,111	12,034,955

		18,553,716

Construction Machinery & Heavy Trucks–0.51%
Oshkosh Corp.	38,400	4,328,064

Consumer Electronics–1.55%
Sony Group Corp. (Japan)	104,000	13,146,567

Copper–1.79%
Freeport-McMoRan, Inc.	363,537	15,170,399

Data Processing & Outsourced Services–2.14%
Adyen N.V. (Netherlands)(b)(d)	2,599	6,799,564

Block, Inc., Class A(b)(c)	19,840	3,204,358

PayPal Holdings, Inc.(b)	21,750	4,101,615

Visa, Inc., Class A	18,707	4,053,994

		18,159,531

	Shares	Value

Diversified Metals & Mining–0.44%
Glencore PLC (Australia)	734,128	$3,734,994

Diversified Support Services–0.42%
Cintas Corp.	7,968	3,531,179

Electrical Components & Equipment–0.55%
ABB Ltd., ADR (Switzerland)	121,631	4,642,655

Electronic Equipment & Instruments–1.22%
Teledyne Technologies, Inc.(b)	23,603	10,311,915

Financial Exchanges & Data–0.26%
MSCI, Inc.	1,397	855,928

S&P Global, Inc.	2,781	1,312,437

		2,168,365

Food Distributors–0.92%
US Foods Holding Corp.(b)	223,691	7,791,158

Food Retail–1.07%
HelloFresh SE (Germany)(b)	117,732	9,056,030

Health Care Equipment–2.64%
DexCom, Inc.(b)	12,688	6,812,821

Intuitive Surgical, Inc.(b)	27,369	9,833,682

Shockwave Medical, Inc.(b)	32,000	5,706,560

		22,353,063

Health Care Supplies–1.32%
Align Technology, Inc.(b)	7,056	4,637,062

Cooper Cos., Inc. (The)	15,539	6,509,909

		11,146,971

Home Improvement Retail–2.95%
Lowe’s Cos., Inc.	96,648	24,981,575

Hotels, Resorts & Cruise Lines–2.13%
Booking Holdings, Inc.(b)	6,846	16,425,128

Travel + Leisure Co.	29,403	1,625,104

		18,050,232

Integrated Oil & Gas–0.59%
Occidental Petroleum Corp.	173,894	5,041,187

Interactive Home Entertainment–2.28%
Activision Blizzard, Inc.	6,341	421,867

Electronic Arts, Inc.	73,790	9,732,901

Nintendo Co. Ltd. (Japan)	16,100	7,509,649

Sea Ltd., ADR (Taiwan)(b)	7,434	1,663,060

		19,327,477

Interactive Media & Services–10.45%
Alphabet, Inc., Class A(b)	15,149	43,887,259

Meta Platforms, Inc., Class A(b)	112,590	37,869,647

ZoomInfo Technologies, Inc., Class A(b)	105,402	6,766,808

		88,523,714

Internet & Direct Marketing Retail–8.52%
Amazon.com, Inc.(b)	17,983	59,961,436

Farfetch Ltd., Class A (United Kingdom)(b)	349,576	11,686,326

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

	Shares	Value

Internet & Direct Marketing Retail–(continued)
MercadoLibre, Inc. (Argentina)(b)(c)	348	$469,243

		72,117,005

Internet Services & Infrastructure–3.92%
Cloudflare, Inc., Class A(b)	63,351	8,330,657

MongoDB, Inc.(b)	18,177	9,621,995

Shopify, Inc., Class A (Canada)(b)	7,719	10,632,073

Snowflake, Inc., Class A(b)	13,556	4,592,095

		33,176,820

Life Sciences Tools & Services–3.16%
10X Genomics, Inc., Class A(b)	2,312	344,395

Avantor, Inc.(b)	246,777	10,399,183

IQVIA Holdings, Inc.(b)	40,904	11,540,655

Thermo Fisher Scientific, Inc.	6,749	4,503,203

		26,787,436

Managed Health Care–1.34%
UnitedHealth Group, Inc.	22,622	11,359,411

Movies & Entertainment–0.35%
Netflix, Inc.(b)	4,867	2,932,075

Oil & Gas Equipment & Services–1.27%
Baker Hughes Co., Class A	319,838	7,695,302

Halliburton Co.	133,462	3,052,276

		10,747,578

Oil & Gas Exploration & Production–1.43%
APA Corp.	449,342	12,082,806

Pharmaceuticals–0.61%
Novo Nordisk A/S, ADR (Denmark)	7,541	844,592

Novo Nordisk A/S, Class B (Denmark)	18,521	2,070,551

Reata Pharmaceuticals, Inc., Class A(b)	87,172	2,298,725

		5,213,868

Semiconductor Equipment–2.27%
Applied Materials, Inc.	73,681	11,594,442

ASML Holding N.V., New York Shares (Netherlands)	8,380	6,671,653

Enphase Energy, Inc.(b)	5,490	1,004,341

		19,270,436

Semiconductors–7.09%
Monolithic Power Systems, Inc.	14,361	7,084,712

NVIDIA Corp.	107,029	31,478,299

QUALCOMM, Inc.	117,335	21,457,052

		60,020,063

Systems Software–12.56%
Microsoft Corp.	181,200	60,941,184

	Shares	Value

Systems Software–(continued)
Palo Alto Networks, Inc.(b)	33,680	$18,751,677

ServiceNow, Inc.(b)	27,205	17,659,038

Zscaler, Inc.(b)	28,053	9,014,270

		106,366,169

Technology Hardware, Storage & Peripherals–5.17%
Apple, Inc.	246,558	43,781,304

Tobacco–0.17%
Philip Morris International, Inc.	15,090	1,433,550

Trading Companies & Distributors–1.38%
Fastenal Co.	74,285	4,758,697

United Rentals, Inc.(b)	20,819	6,917,946

		11,676,643

Trucking–1.17%
Knight-Swift Transportation Holdings, Inc.	87,785	5,349,618

Lyft, Inc., Class A(b)	106,553	4,553,010

		9,902,628

Total Common Stocks & Other Equity Interests (Cost $438,690,667)		839,866,093

Money Market Funds–0.97%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)	2,868,097	2,868,097

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(e)(f)	2,048,159	2,048,569

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	3,277,826	3,277,826

Total Money Market Funds (Cost $8,194,492)		8,194,492

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.15% (Cost $446,885,159)		848,060,585

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.56%
Invesco Private Government Fund, 0.02%(e)(f)(g)	6,515,520	6,515,520

Invesco Private Prime Fund, 0.11%(e)(f)(g)	15,199,840	15,202,880

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $21,718,400)		21,718,400

TOTAL INVESTMENTS IN SECURITIES–102.71% (Cost $468,603,559)		869,778,985

OTHER ASSETS LESS LIABILITIES–(2.71)%		(22,963,793)

NET ASSETS–100.00%		$846,815,192

Investment Abbreviations:

ADR - American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2021.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2021 represented less than 1% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value
	December 31, 2020	at Cost	from Sales	Appreciation	(Loss)	December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$339,535	$51,739,156	$(49,210,594)	$-	$-	$2,868,097	$222
Invesco Liquid Assets Portfolio, Institutional Class	241,150	36,445,443	(34,637,991)	-	(33)	2,048,569	88
Invesco Treasury Portfolio, Institutional Class	388,040	59,130,464	(56,240,678)	-	-	3,277,826	96
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,232,586	128,037,319	(123,754,385)	-	-	6,515,520	1,141*
Invesco Private Prime Fund	3,348,878	222,151,300	(210,292,550)	-	(4,748)	15,202,880	15,371*
Total	$6,550,189	$497,503,682	$(474,136,198)	$-	$(4,781)	$29,912,892	$16,918

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $438,690,667)*	$839,866,093
Investments in affiliated money market funds, at value (Cost $29,912,892)	29,912,892
Foreign currencies, at value (Cost $8,091)	8,647
Receivable for:
Investments sold	2,814
Fund shares sold	1,213,317
Dividends	48,931
Investment for trustee deferred compensation and retirement plans	275,860
Other assets	3,434
Total assets	871,331,988

Liabilities:
Payable for:
Investments purchased	1,298,396
Fund shares reacquired	271,242
Amount due custodian	434,924
Collateral upon return of securities loaned	21,718,400
Accrued fees to affiliates	426,259
Accrued other operating expenses	74,555
Trustee deferred compensation and retirement plans	293,020
Total liabilities	24,516,796
Net assets applicable to shares outstanding	$846,815,192

Net assets consist of:
Shares of beneficial interest	$278,951,068
Distributable earnings	567,864,124
$846,815,192

Net Assets:
Series I	$591,906,575
Series II	$254,908,617

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,678,391
Series II	3,069,528
Series I:
Net asset value per share	$ 88.63
Series II:
Net asset value per share	$ 83.04

*	At December 31, 2021, securities with an aggregate value of $21,185,252 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $52,361)	$3,867,984

Dividends from affiliated money market funds (includes securities lending income of $44,469)	44,875

Total investment income	3,912,859

Expenses:
Advisory fees	5,769,213

Administrative services fees	1,420,485

Custodian fees	10,207

Distribution fees - Series II	623,169

Transfer agent fees	58,899

Trustees’ and officers’ fees and benefits	29,938

Reports to shareholders	83,313

Professional services fees	56,034

Other	13,601

Total expenses	8,064,859

Less: Fees waived	(543)

Net expenses	8,064,316

Net investment income (loss)	(4,151,457)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	178,892,413

Affiliated investment securities	(4,781)

Foreign currencies	22,453

178,910,085

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(78,148,606)

Foreign currencies	(588)

(78,149,194)

Net realized and unrealized gain	100,760,891

Net increase in net assets resulting from operations	$96,609,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(4,151,457)	$(1,677,294)

Net realized gain	178,910,085	99,300,770

Change in net unrealized appreciation (depreciation)	(78,149,194)	152,266,846

Net increase in net assets resulting from operations	96,609,434	249,890,322

Distributions to shareholders from distributable earnings:
Series I	(69,405,765)	(38,450,337)

Series II	(32,075,893)	(13,951,148)

Total distributions from distributable earnings	(101,481,658)	(52,401,485)

Share transactions–net:
Series I	(19,513,798)	(26,428,995)

Series II	41,059,309	6,495,285

Net increase (decrease) in net assets resulting from share transactions	21,545,511	(19,933,710)

Net increase in net assets	16,673,287	177,555,127

Net assets:
Beginning of year	830,141,905	652,586,778

End of year	$846,815,192	$830,141,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/21	$89.10	$(0.39)	$11.37	$10.98	$ –	$(11.45)	$(11.45)	$88.63	11.92%	$591,907	0.86%	0.86%	(0.41)%	68%
Year ended 12/31/20	67.15	(0.13)	28.00	27.87	(0.06)	(5.86)	(5.92)	89.10	42.35	611,334	0.86	0.86	(0.18)	54
Year ended 12/31/19	57.15	0.10	19.86	19.96	–	(9.96)	(9.96)	67.15	36.76	490,366	0.86	0.87	0.15	40
Year ended 12/31/18	62.97	(0.00)	(1.50)	(1.50)	–	(4.32)	(4.32)	57.15	(3.62)	405,192	0.88	0.88	(0.00)	42
Year ended 12/31/17	53.58	(0.04)	14.50	14.46	(0.05)	(5.02)	(5.07)	62.97	27.34	491,271	0.89	0.89	(0.06)	45
Series II
Year ended 12/31/21	84.31	(0.59)	10.77	10.18	–	(11.45)	(11.45)	83.04	11.65	254,909	1.11	1.11	(0.66)	68
Year ended 12/31/20	63.90	(0.31)	26.58	26.27	–	(5.86)	(5.86)	84.31	41.99	218,808	1.11	1.11	(0.43)	54
Year ended 12/31/19	54.90	(0.07)	19.03	18.96	–	(9.96)	(9.96)	63.90	36.43	162,221	1.11	1.12	(0.10)	40
Year ended 12/31/18	60.79	(0.16)	(1.41)	(1.57)	–	(4.32)	(4.32)	54.90	(3.88)	133,216	1.13	1.13	(0.25)	42
Year ended 12/31/17	51.95	(0.19)	14.05	13.86	–	(5.02)	(5.02)	60.79	27.03	170,956	1.14	1.14	(0.31)	45

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. American Franchise Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. The Fund is classified as non-diversified. The Fund’s classification changed from diversified to non-diversified on April 30, 2021. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. American Franchise Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. American Franchise Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.670%

Next $500 million	0.645%

Next $550 million	0.620%

Next $3.45 billion	0.600%

Next $250 million	0.595%

Next $2.25 billion	0.570%

Next $2.5 billion	0.545%

Over $10 billion	0.520%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $543.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $123,125 for accounting and fund administrative services and was reimbursed $1,297,360 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the

Invesco V.I. American Franchise Fund

annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2021, the Fund incurred $20,168 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$788,520,776	$51,345,317	$–	$839,866,093
Money Market Funds	8,194,492	21,718,400	–	29,912,892
Total Investments	$796,715,268	$73,063,717	$–	$869,778,985

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities purchases of $1,706,286.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020
Ordinary income*	$19,502,461	$365,024
Long-term capital gain	81,979,197	52,036,461
Total distributions	$101,481,658	$52,401,485

*	Includes short-term capital gain distributions, if any.

Invesco V.I. American Franchise Fund

Tax Components of Net Assets at Period-End:
2021

Undistributed long-term capital gain	$173,691,191

Net unrealized appreciation – investments	394,341,248

Net unrealized appreciation (depreciation) – foreign currencies	(787)

Temporary book/tax differences	(167,528)

Shares of beneficial interest	278,951,068

Total net assets	$846,815,192

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $580,180,367 and $670,946,930, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$417,447,138

Aggregate unrealized (depreciation) of investments	(23,105,890)

Net unrealized appreciation of investments	$394,341,248

    Cost of investments for tax purposes is $475,437,737.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2021, undistributed net investment income (loss) was increased by $4,219,626, undistributed net realized gain was decreased by $2,879,211 and shares of beneficial interest was decreased by $1,340,415. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	183,103	$17,299,379	358,250	$27,495,024

Series II	553,978	49,490,468	382,659	27,974,194

Issued as reinvestment of dividends:
Series I	759,114	69,405,759	473,119	38,450,334

Series II	374,237	32,075,893	181,325	13,951,148

Reacquired:
Series I	(1,125,267)	(106,218,936)	(1,272,230)	(92,374,353)

Series II	(453,921)	(40,507,052)	(507,251)	(35,430,057)

Net increase (decrease) in share activity	291,244	$21,545,511	(384,128)	$(19,933,710)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. American Franchise Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. American Franchise Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$999.40	$4.28	$1,020.92	$4.33	0.85%
Series II	1,000.00	998.10	5.54	1,019.66	5.60	1.10

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$81,979,197
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	21.08%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan1 –1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. American Franchise Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. American Value Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIAMVA-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. American Value Fund (the Fund) underperformed the Russell Midcap Value Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	27.95%
Series II Shares	27.62
S&P 500 Index▼ (Broad Market Index)	28.71
Russell Midcap Value Index▼ (Style-Specific Index)	28.34
Lipper VUF Mid Cap Value Funds Index∎ (Peer Group Index)	28.10

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    All sectors within the Russell Midcap Value Index had positive returns for the fiscal year. The energy sector had the highest returns, while communication services lagged.

    Stock selection in energy was the largest contributor to the Fund’s relative return during the fiscal year, due in part to Devon Energy and Pioneer Natural Resources. Energy stocks overall were buoyed by rising oil prices resulting from a rebound in demand, OPEC production cuts and energy shortages abroad. Shares of Devon Energy rose sharply, particularly following its third-quarter 2021 earnings report which exceeded expectations. Even though Devon Energy benefited from rising oil prices, the company has maintained a commitment to disciplined growth and spending, while returning capital to shareholders. We maintained our position in both companies at fiscal year end.

    Stock selection in financials was another contributor to relative performance during the fiscal year, with Ally Financial and Athene posting double-digit gains. Ally Financial benefited from attractive used car pricing, lower interest rates and a favorable credit environment. Athene has delivered strong sales and significant alternative investment income leading to positive earnings. Anticipation of Apollo Global Management (not a fund holding) acquisition of Athene in early January 2022 also supported the stock. We held both stocks at fiscal year end.

    Stock selection in the health care sector was the largest detractor from the Fund’s relative performance during the fiscal year, due to weakness in Encompass Health and Universal Health Services. Despite strong demand in a challenging environment, COVID-19-related disruptions and labor shortages led to weaker revenues for Encompass Health. Similarly, Universal Health Services also encountered staffing issues related to the pandemic. We maintained our positions in these stocks at fiscal year end.

    Stock selection in information technology (IT) also detracted from the Fund’s relative returns during the fiscal year, due to Vontier, a global mobility and transportation technology company and Sabre, a travel technology company. Vontier traded lower as investors worried about its ability to drive incremental value through mergers and acquisitions. Shares of Sabre declined as investor sentiment toward travel-related stocks turned negative as new COVID-19 variants emerged. The rapid spread of Omicron also began to reduce booking demand in the latter part of the fiscal year. We sold our position in Sabre but held Vontier at fiscal year end.

    Stock selection in materials was another relative detractor from the Fund’s relative returns during the fiscal year, due to We-strock, a corrugated packaging company. Shares traded lower amid weakening demand for boxes and container boards as COVID-19 lockdowns were reinstated in many areas to combat the Delta and Omicron variants. At the same time, the company faced higher costs for freight and input materials, which put pressure on earnings. We held Westrock at fiscal year end.

    The Fund’s cash position, while less than 2.5% on average, also detracted from relative returns during the fiscal year amid the strong market environment.

    During the fiscal year, we added positions in industrials, consumer discretionary and energy and reduced the number of holdings in financials, consumer staples, communication services, IT and utilities. At fiscal year end, the Fund’s largest overweights relative to the Russell MidCap Index were in financials and energy, while the largest underweights were in real estate and IT.

    We believe equity market volatility will continue in 2022 due to COVID-19 concerns, supply chain issues and inflationary pressures. We believe market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    As always, we are committed to working to achieve positive returns for the Fund’s shareholders through an entire market cycle.

Invesco V.I. American Value Fund

Thank you for your continued investment in the Invesco V.I. American Value Fund.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Portfolio manager(s):

Jeffrey Vancavage

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. American Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (1/2/97)	9.74%
10 Years	10.92
5 Years	9.22
1 Year	27.95
Series II Shares
Inception (5/5/03)	10.18%
10 Years	10.65
5 Years	8.94
1 Year	27.62

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, The Universal Institutional Funds, Inc. U.S. Mid Cap Value Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Value Fund (renamed Invesco V.I. American Value Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class I shares and Class II shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. American Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Value Fund

Supplemental Information

Invesco V.I. American Value Fund’s investment objective is long-term capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Mid Cap Value Funds Index is an unmanaged index considered representative of mid-cap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. American Value Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	24.47%

Industrials	16.91

Consumer Discretionary	12.13

Health Care	8.14

Real Estate	7.02

Energy	6.86

Materials	5.94

Information Technology	5.79

Utilities	5.08

Consumer Staples	4.44

Communication Services	1.75

Money Market Funds Plus Other Assets Less Liabilities	1.47

Top 10 Equity Holdings*

		% of total net assets

1.	Athene Holding Ltd., Class A	3.86%

2.	Vertiv Holdings Co.	3.07

3.	Arthur J. Gallagher & Co.	2.96

4.	Voya Financial, Inc.	2.89

5.	Eastman Chemical Co.	2.82

6.	Ally Financial, Inc.	2.74

7.	KeyCorp	2.72

8.	Pioneer Natural Resources Co.	2.64

9.	Huntington Bancshares, Inc.	2.60

10.	Zions Bancorporation N.A.	2.52

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. American Value Fund

Schedule of Investments(a)

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–98.53%
Aerospace & Defense–2.05%
Curtiss-Wright Corp.	55,346	$7,674,830

Agricultural & Farm Machinery–1.99%
AGCO Corp.	64,181	7,446,280

Airlines–1.63%
Southwest Airlines Co.(b)	142,935	6,123,335

Apparel, Accessories & Luxury Goods–3.47%
Ralph Lauren Corp.	55,898	6,644,036
Tapestry, Inc.	156,443	6,351,586

		12,995,622

Auto Parts & Equipment–2.50%
Lear Corp.(c)	51,156	9,358,990

Broadcasting–1.75%
Nexstar Media Group, Inc., Class A	43,504	6,568,234

Building Products–2.10%
Johnson Controls International PLC	96,608	7,855,196

Casinos & Gaming–1.58%
Bally’s Corp.(b)	156,108	5,941,470

Communications Equipment–2.07%
Ciena Corp.(b)	101,015	7,775,125

Construction Machinery & Heavy Trucks–2.25%
Oshkosh Corp.	74,694	8,418,761

Consumer Finance–2.74%
Ally Financial, Inc.	215,457	10,257,908

Copper–1.40%
Freeport-McMoRan, Inc.	125,747	5,247,422

Distributors–2.12%
LKQ Corp.	132,406	7,948,332

Electric Utilities–5.08%
Entergy Corp.	65,520	7,380,828

Evergy, Inc.	83,618	5,737,031

Exelon Corp.	102,521	5,921,613

		19,039,472

Electrical Components & Equipment–3.07%
Vertiv Holdings Co.	460,973	11,510,496

Electronic Equipment & Instruments–1.82%
Vontier Corp.	221,853	6,817,543

Food Distributors–2.29%
Performance Food Group Co.(b)(c)	187,068	8,584,550

Health Care Distributors–1.88%
Henry Schein, Inc.(b)	90,676	7,030,110

Health Care Facilities–3.96%
Encompass Health Corp.	112,873	7,366,092

	Shares	Value

Health Care Facilities–(continued)
Universal Health Services, Inc., Class B	57,762	$7,489,421

		14,855,513

Hotel & Resort REITs–2.38%
Host Hotels & Resorts, Inc.(b)	513,318	8,926,600

Hotels, Resorts & Cruise Lines–2.46%
Wyndham Hotels & Resorts, Inc.	102,824	9,218,172

Industrial Machinery–1.60%
Kennametal, Inc.(c)	166,513	5,979,482

Industrial REITs–1.54%
First Industrial Realty Trust, Inc.	87,057	5,763,173

Insurance Brokers–2.96%
Arthur J. Gallagher & Co.	65,455	11,105,750

Investment Banking & Brokerage–1.76%
Stifel Financial Corp.	93,807	6,605,889

Life & Health Insurance–3.86%
Athene Holding Ltd., Class A(b)	173,758	14,479,254

Managed Health Care–2.30%
Centene Corp.(b)	104,516	8,612,118

Marine–2.23%
Kirby Corp.(b)(c)	140,793	8,365,920

Oil & Gas Exploration & Production–6.86%
Devon Energy Corp.	195,302	8,603,053

Diamondback Energy, Inc.	66,834	7,208,047

Pioneer Natural Resources Co.	54,458	9,904,821

		25,715,921

Other Diversified Financial Services–2.89%
Voya Financial, Inc.	163,176	10,820,201

Paper Packaging–1.72%
WestRock Co.	145,181	6,440,229

Regional Banks–10.26%
Huntington Bancshares, Inc.	630,573	9,723,436

KeyCorp	440,033	10,177,963

Wintrust Financial Corp.	100,559	9,132,768

Zions Bancorporation N.A.	149,298	9,429,662

		38,463,829

Residential REITs–3.10%
American Homes 4 Rent, Class A	135,071	5,890,447

UDR, Inc.	95,371	5,721,306

		11,611,753

Semiconductor Equipment–1.89%
MKS Instruments, Inc.	40,723	7,092,725

Soft Drinks–2.15%
Coca-Cola Europacific Partners PLC (United Kingdom)	144,102	8,059,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

	Shares	Value

Specialty Chemicals–2.82%
Eastman Chemical Co.	87,445	$10,572,975

Total Common Stocks & Other Equity Interests (Cost $268,983,174)		369,282,805

Money Market Funds–1.57%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	2,040,739	2,040,738

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(d)(e)	1,500,172	1,500,473

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	2,332,272	2,332,272

Total Money Market Funds (Cost $5,873,546)		5,873,483

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $274,856,720)		375,156,288

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.03%
Invesco Private Government Fund, 0.02%(d)(e)(f)	2,280,527	$2,280,527

Invesco Private Prime Fund, 0.11%(d)(e)(f)	5,320,166	5,321,230

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,601,757)		7,601,757

TOTAL INVESTMENTS IN SECURITIES-102.13% (Cost $282,458,477)		382,758,045

OTHER ASSETS LESS LIABILITIES-(2.13)%		(7,972,154)

NET ASSETS-100.00%		$374,785,891

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value
	December 31, 2020	at Cost	from Sales	(Depreciation)	(Loss)	December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,623,654	$46,647,720	$(46,230,636)	$-	$-	$2,040,738	$749
Invesco Liquid Assets Portfolio, Institutional Class	1,390,691	33,320,422	(33,210,410)	(860)	630	1,500,473	304
Invesco Treasury Portfolio, Institutional Class	1,855,604	53,311,680	(52,835,012)	-	-	2,332,272	317
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	39,049,671	(36,769,144)	-	-	2,280,527	481	*
Invesco Private Prime Fund	-	84,460,626	(79,137,287)	-	(2,109)	5,321,230	6,460	*
Total	$4,869,949	$256,790,119	$(248,182,489)	$(860)	$(1,479)	$13,475,240	$8,311

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $268,983,174)*	$369,282,805
Investments in affiliated money market funds, at value (Cost $13,475,303)	13,475,240
Receivable for:
Fund shares sold	176,177
Dividends	337,129
Investment for trustee deferred compensation and retirement plans	139,118
Other assets	1,436
Total assets	383,411,905

Liabilities:
Payable for:
Fund shares reacquired	385,603
Amount due custodian	219,137
Amount due custodian - foreign currency, at value (Cost $881)	877
Collateral upon return of securities loaned	7,601,757
Accrued fees to affiliates	199,332
Accrued other operating expenses	66,077
Trustee deferred compensation and retirement plans	153,231
Total liabilities	8,626,014
Net assets applicable to shares outstanding	$374,785,891

Net assets consist of:
Shares of beneficial interest	$225,174,055
Distributable earnings	149,611,836
$374,785,891

Net Assets:
Series I	$160,576,364
Series II	$214,209,527

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	7,977,578
Series II	10,771,379
Series I:
Net asset value per share	$20.13
Series II:
Net asset value per share	$19.89

*	At December 31, 2021, securities with an aggregate value of $7,476,646 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:
Dividends	$ 5,247,681
Dividends from affiliated money market funds (includes securities lending income of $13,619)	14,989
Total investment income	5,262,670

Expenses:
Advisory fees	2,319,586
Administrative services fees	547,455
Distribution fees - Series II	500,305
Transfer agent fees	23,529
Trustees’ and officers’ fees and benefits	25,156
Reports to shareholders	9,921
Professional services fees	39,775
Other	5,709
Total expenses	3,471,436
Less: Fees waived	(2,410)
Net expenses	3,469,026
Net investment income	1,793,644

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	67,402,419
Affiliated investment securities	(1,479)
Foreign currencies	6
67,400,946
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	88,280
Affiliated investment securities	(860)
Foreign currencies	818
88,238
Net realized and unrealized gain	67,489,184
Net increase in net assets resulting from operations	$69,282,828

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$1,793,644	$1,389,408

Net realized gain (loss)	67,400,946	(9,455,815)

Change in net unrealized appreciation	88,238	3,359,843

Net increase (decrease) in net assets resulting from operations	69,282,828	(4,706,564)

Distributions to shareholders from distributable earnings:
Series I	(682,929)	(1,301,570)

Series II	(483,149)	(3,011,200)

Total distributions from distributable earnings	(1,166,078)	(4,312,770)

Share transactions–net:
Series I	64,404,681	(10,241,455)

Series II	1,191,812	(58,356,016)

Net increase (decrease) in net assets resulting from share transactions	65,596,493	(68,597,471)

Net increase (decrease) in net assets	133,713,243	(77,616,805)

Net assets:
Beginning of year	241,072,648	318,689,453

End of year	$374,785,891	$241,072,648

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/21	$15.80	$0.13	$4.28	$4.41	$(0.08)	$ -	$(0.08)	$20.13	27.95%	$160,576	0.89%	0.89%	0.69%	82%
Year ended 12/31/20	15.92	0.10	0.04	0.14	(0.13)	(0.13)	(0.26)	15.80	1.12	73,098	0.93	0.93	0.74	59
Year ended 12/31/19	13.86	0.12	3.24	3.36	(0.11)	(1.19)	(1.30)	15.92	25.03	84,799	0.92	0.92	0.78	68
Year ended 12/31/18	18.38	0.10	(1.87)	(1.77)	(0.09)	(2.66)	(2.75)	13.86	(12.65)	77,491	0.93	0.93	0.52	39
Year ended 12/31/17	17.06	0.08	1.59	1.67	(0.14)	(0.21)	(0.35)	18.38	9.96	104,510	0.94	0.94	0.48	56
Series II
Year ended 12/31/21	15.62	0.08	4.23	4.31	(0.04)	-	(0.04)	19.89	27.62	214,210	1.14	1.14	0.44	82
Year ended 12/31/20	15.74	0.07	0.03	0.10	(0.09)	(0.13)	(0.22)	15.62	0.86	167,974	1.18	1.18	0.49	59
Year ended 12/31/19	13.71	0.08	3.21	3.29	(0.07)	(1.19)	(1.26)	15.74	24.71	233,890	1.17	1.17	0.53	68
Year ended 12/31/18	18.19	0.05	(1.83)	(1.78)	(0.04)	(2.66)	(2.70)	13.71	(12.82)	169,036	1.18	1.18	0.27	39
Year ended 12/31/17	16.90	0.04	1.56	1.60	(0.10)	(0.21)	(0.31)	18.19	9.62	294,598	1.19	1.19	0.23	56

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $61,601,599 in connection with the acquisition of Invesco V.I. Value Opportunities Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. American Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. American Value Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

Invesco V.I. American Value Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Effective April 30, 2021, under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.670%
Next $500 million	0.645%
Next $1.5 billion	0.620%
Next $2.5 billion	0.595%
Next $2.5 billion	0.570%
Next $2.5 billion	0.545%
Over $10 billion	0.520%

Prior to April 30, 2021, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 1 billion	0.720%
Over $1 billion	0.650%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.70%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $2,410.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and

Invesco V.I. American Value Fund

periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $47,088 for accounting and fund administrative services and was reimbursed $500,367 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2021, the Fund incurred $19,714 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$369,282,805	$–	$–	$369,282,805
Money Market Funds	5,873,483	7,601,757	–	13,475,240
Total Investments	$375,156,288	$7,601,757	$–	$382,758,045

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020

Ordinary income*	$1,166,078	$1,822,784

Long-term capital gain	–	2,489,986

Total distributions	$1,166,078	$4,312,770

*	Includes short-term capital gain distributions, if any.

Invesco V.I. American Value Fund

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$23,214,490

Undistributed long-term capital gain	33,797,338

Net unrealized appreciation – investments	92,689,018

Net unrealized appreciation – foreign currencies	818

Temporary book/tax differences	(89,828)

Shares of beneficial interest	225,174,055

Total net assets	$374,785,891

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $257,356,726 and $287,530,373, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$99,053,227

Aggregate unrealized (depreciation) of investments	(6,364,209)

Net unrealized appreciation of investments	$92,689,018

Cost of investments for tax purposes is $290,069,027.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs, on December 31, 2021, undistributed net investment income was increased by $102,448 and undistributed net realized gain was decreased by $102,448. Further, as a result of tax deferrals acquired in the reorganization of Invesco V.I. Value Opportunities Fund into the Fund, undistributed net investment income was decreased by $73,889, undistributed net realized gain was decreased by $395,967 and shares of beneficial interest was increased by $469,856. These reclassifications had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	3,261,007	$62,388,981	1,298,052	$17,013,794

Series II	1,763,245	33,017,641	3,049,679	38,448,474

Issued as reinvestment of dividends:
Series I	34,719	682,929	94,316	1,301,570

Series II	24,853	483,149	220,601	3,011,200

Issued in connection with acquisitions:(b)
Series I	1,376,056	26,200,106	-	-

Series II	1,031,975	19,411,453	-	-

Invesco V.I. American Value Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(1,320,648)	$(24,867,335)	(2,091,708)	$(28,556,819)

Series II	(2,802,008)	(51,720,431)	(7,374,909)	(99,815,690)

Net increase (decrease) in share activity	3,369,199	$65,596,493	(4,803,969)	$(68,597,471)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 30, 2021, the Fund acquired all the net assets of Invesco V.I. Value Opportunities Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on December 3, 2020 and by the shareholders of the Target Fund on April 5, 2021. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 2,408,031 shares of the Fund for 6,722,660 shares outstanding of the Target Fund as of the close of business on April 30, 2021. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 30, 2021. The Target Fund’s net assets as of the close of business on April 30, 2021 of $45,611,559, including $33,927,458 of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $336,467,391 and $382,078,950 immediately after the acquisition.

The pro forma results of operations for the year ended December 31, 2021 assuming the reorganization had been completed on January 1, 2021, the beginning of the annual reporting period are as follows:

Net investment income	$1,797,953
Net realized/unrealized gains	90,164,270
Change in net assets resulting from operations	$91,962,223

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 1, 2021.

Invesco V.I. American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. American Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. American Value Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,071.30	$4.59	$1,020.77	$4.48	0.88%
Series II	1,000.00	1,070.00	5.90	1,019.51	5.75	1.13

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	99.24%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company  Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.);

			N/A	N/A

Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange -Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. American Value Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Balanced-Risk Allocation Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	VIIBRA-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2021, Series I shares of Invesco V.I. Balanced-Risk Allocation Fund (the Fund) underperformed the Custom Invesco V.I. Balanced-Risk Allocation Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	9.55%
Series II Shares	9.26
MSCI World Index▼ (Broad Market Index)	21.82
Custom Invesco V.I. Balanced-Risk Allocation Index∎ (Style-Specific Index)	12.07
Lipper VUF Absolute Return Funds Classification Average♦ (Peer Group)	0.91

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

For the fiscal year ended December 31, 2021, the Fund at NAV reported positive absolute performance as two of the macro factors in which the Fund invests (growth and real return assets) contributed to Fund performance. The Fund invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of the US and international fixed-income, equity and commodity markets.

  The Fund’s strategic exposure to the growth macro factor, obtained through the use of swaps and futures, contributed to results for the fiscal year with five of the six markets in which the Fund invests delivering positive returns largely due to reopening economies releasing pent-up demand. European equities were the largest contributor to the Fund’s absolute performance over the fiscal year, followed by the exposures to the US, UK and Japan. US and UK equities benefited from the successful rollout of coronavirus (COVID-19) vaccinations. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand. Emerging markets trailed all other regions due to a combination of COVID-19 outbreaks and exposure to China, the index’s largest country weighting. Chinese equities were weighted down by significant regulatory changes in the private tutoring industry, increased regulation in the technology sectors and concerns of the potential default of a large property developer, and signs of slowing economic growth. Tactical positioning in equities improved results, as the Fund maintained overweight positions across each market throughout the fiscal year.

  The Fund’s strategic exposure to the real return macro factor, obtained through the use of swaps, futures and commodity-linked notes, also contributed to the Fund’s absolute performance for the fiscal year as tight supplies were unable to keep pace with surging demand. The rally was propelled by rising inflation, supply disruptions and global shortages leading to increased prices. Strategic exposure to energy was the leading contributor with gains across crude oil, distillates and natural gas. Energy prices were driven higher by increased demand due to the ongoing reopening of the global economy while supplies remained tight given restrained production in the US and across Organization of the Petroleum Exporting Countries (OPEC) member nations. Strategic exposure to agriculture also contributed to performance as the sub-complex benefited from a combination of Chinese buying and weather-related events that negatively impacted grain crop yields and/or delayed plantings. The rising cost of shipping and freight added further pressure. Strategic exposure to industrial metals also contributed to absolute Fund performance as the sub-complex benefited from an increase in manufacturing activity, supply bottlenecks in South America and enthusiasm over President Biden’s infrastructure plan. Strategic exposure to precious metals was a net detractor from the Fund’s absolute performance, as gains from exposure to silver were offset by losses from gold. Gold prices were pressured by a stronger US dollar, higher real rates and lack of safe-haven demand. Tactical positioning in commodities detracted from the Fund’s absolute performance during the fiscal year with losses in positioning in agriculture, energy and precious metals.

  The Fund’s strategic exposure to the defensive macro factor, obtained through the use of swaps and futures, detracted from the Fund’s absolute performance during the fiscal year due to a combination of strong growth dampening safe-haven demand and concerns about mounting inflationary pressures. Increasingly hawkish tones emanating from central banks applied additional pressure to bonds. Against this backdrop, prices for Australian, Canadian, UK and US bonds fell, while Japanese bonds saw an uptick over the fiscal year in which the Fund was invested. Bond markets faced a tough environment over the fiscal year with the Fund’s strategic exposure to defensive factor premia generating losses despite gains from the emerging market factor exposures. Tactical positioning across government bonds detracted from the Fund’s results during the fiscal year largely due to ill-timed overweight positions during the month of September.

    Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

  Thank you for your continued investment in Invesco V.I. Balanced-Risk Allocation Fund. As always, we welcome your comments and questions.

Portfolio manager(s):

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper, Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (1/23/09)	8.46%
10 Years	6.25
5 Years	7.47
1 Year	9.55
Series II Shares
Inception (1/23/09)	8.18%
10 Years	5.99
5 Years	7.18
1 Year	9.26

The returns shown above include the returns of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the first predecessor fund) for the period June 1, 2010, to May 2, 2011, the date the first predecessor fund was reorganized into the Fund, and the returns of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the second predecessor fund) for the period prior to June 1, 2010, the date the second predecessor fund was reorganized into the first predecessor fund. The second predecessor fund was advised by Van Kampen Asset Management. Returns shown above for Series I and Series II shares are blended returns of the predecessor funds and Invesco V.I. Balanced-Risk Allocation Fund. Share class returns will differ from the predecessor funds because of different expenses.

  The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  Invesco V.I. Balanced-Risk Allocation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

  The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Balanced-Risk Allocation Fund

Supplemental Information

Invesco V.I. Balanced-Risk Allocation Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Custom Invesco V.I. Balanced-Risk Allocation Index is composed of the MSCI World Index and Bloomberg U.S. Aggregate Bond Index. Prior to May 2, 2011, the index comprised the MSCI World Index, JP Morgan GBI Global Index and FTSE US 3-Month Treasury Bill Index. The Bloomberg U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market. The FTSE US 3-Month Treasury Bill Index is considered representative of three-month US Treasury bills. The JP Morgan GBI Global Index tracks the performance of fixed-rate issuances from high-income developed market countries.

∎	The Lipper VUF Absolute Return Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Absolute Return Funds Classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Balanced-Risk Allocation Fund

Fund Information

Target Risk Contribution and Notional Asset Weights as of December 31, 2021

Asset Class	Target Risk Contribution*	Notional Asset Weights**

Equities	39.66%	71.88%

Fixed Income	43.56	74.68

Commodities	16.78	21.97

Total	100.00%	168.53%

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

December 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities–11.56%(a)
U.S. Treasury Bills–11.56%

U.S. Treasury Bills	0.04%	03/17/2022	$45,400	$45,395,374

U.S. Treasury Bills	0.10%	05/26/2022	11,700	11,695,863

U.S. Treasury Bills	0.13%	06/09/2022	12,100	12,094,459

U.S. Treasury Bills	0.13%	06/16/2022	44,300	44,274,521

Total U.S. Treasury Securities (Cost $113,458,669)				113,460,217

		Expiration
		Date
Commodity-Linked Securities–3.47%

Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.02% (linked to the Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index, multiplied by 2) (Canada)(b)(c)		11/22/2022	10,670	12,838,807

Cargill, Inc., Commodity-Linked Notes, one mo. USD LIBOR minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2)(b)(c)		05/31/2022	16,550	21,240,663

Total Commodity-Linked Securities (Cost $27,220,000)				34,079,470

			Shares
Money Market Funds–76.45%(d)

Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)			221,762,138	221,762,138

Invesco Government Money Market Fund, Cash Reserve Shares, 0.01%(e)			31,293,325	31,293,325

Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(e)			99,254,510	99,254,510

Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 0.01%(e)			49,355,914	49,355,914

Invesco Treasury Obligations Portfolio, Institutional Class, 0.01%(e)			171,324,067	171,324,067

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)			160,648,618	160,648,618

Invesco V.I. Government Money Market Fund, Series I, 0.01%(e)			16,640,310	16,640,310

Total Money Market Funds (Cost $750,278,882)				750,278,882

Options Purchased–0.87%
(Cost $12,491,700)(f)				8,498,857

TOTAL INVESTMENTS IN SECURITIES–92.35% (Cost $903,449,251)				906,317,426

OTHER ASSETS LESS LIABILITIES–7.65%				75,053,606

NET ASSETS–100.00%				$981,371,032

Investment Abbreviations:

EMTN - European Medium-Term Notes

LIBOR - London Interbank Offered Rate

USD    - U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2021 was $34,079,470, which represented 3.47% of the Fund’s Net Assets.

(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.
(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$217,347,590	$ 407,857,975	$ (403,443,427)	$-	$-	$221,762,138	$ 64,381

Invesco Government Money Market Fund, Cash Reserve Shares	66,946,656	36,659,331	(72,312,662)	-	-	31,293,325	2,783

Invesco Premier U.S. Government Money Portfolio, Institutional Class	88,804,736	120,694,714	(110,244,940)	-	-	99,254,510	10,437

Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class	59,779,663	293,000,792	(303,424,541)	-	-	49,355,914	10,476

Invesco Treasury Obligations Portfolio, Institutional Class	171,324,067	-	-	-	-	171,324,067	17,509

Invesco Treasury Portfolio, Institutional Class	146,283,230	419,397,865	(405,032,477)	-	-	160,648,618	15,592

Invesco V.I. Government Money Market Fund, Series I	16,640,310	-	-	-	-	16,640,310	1,058

Total	$767,126,252	$1,277,610,677	$(1,294,458,047)	$-	$-	$750,278,882	$122,236

(f)	The table below details options purchased.

Open Exchange-Traded Index Options Purchased

	Type of	Expiration	Number of	Exercise	Notional
Description	Contract	Date	Contracts	Price	Value(a)		Value

Equity Risk

EURO STOXX 50 Index	Put	03/18/2022	60	EUR 3,500.00	EUR	2,100,000	$14,003

EURO STOXX 50 Index	Put	06/17/2022	60	EUR 3,750.00	EUR	2,250,000	64,280

EURO STOXX 50 Index	Put	06/17/2022	60	EUR 3,850.00	EUR	2,310,000	76,029

EURO STOXX 50 Index	Put	03/18/2022	60	EUR 3,900.00	EUR	2,340,000	32,515

EURO STOXX 50 Index	Put	06/17/2022	60	EUR 3,800.00	EUR	2,280,000	69,881

EURO STOXX 50 Index	Put	03/18/2022	60	EUR 3,450.00	EUR	2,070,000	12,706

EURO STOXX 50 Index	Put	09/16/2022	60	EUR 3,850.00	EUR	2,310,000	109,774

EURO STOXX 50 Index	Put	12/16/2022	60	EUR 3,800.00	EUR	2,280,000	132,931

EURO STOXX 50 Index	Put	12/16/2022	58	EUR 4,050.00	EUR	2,349,000	175,318

EURO STOXX 50 Index	Put	12/16/2022	60	EUR 3,900.00	EUR	2,340,000	150,487

EURO STOXX 50 Index	Put	09/16/2022	60	EUR 3,900.00	EUR	2,340,000	117,835

EURO STOXX 50 Index	Put	09/16/2022	60	EUR 4,000.00	EUR	2,400,000	135,800

FTSE 100 Index	Put	01/21/2022	35	GBP 6,875.00	GBP	2,406,250	4,974

FTSE 100 Index	Put	02/18/2022	35	GBP 6,850.00	GBP	2,397,500	16,818

FTSE 100 Index	Put	03/18/2022	35	GBP 6,800.00	GBP	2,380,000	31,504

FTSE 100 Index	Put	04/14/2022	35	GBP 6,800.00	GBP	2,380,000	48,795

FTSE 100 Index	Put	05/20/2022	35	GBP 6,775.00	GBP	2,371,250	66,798

FTSE 100 Index	Put	06/17/2022	35	GBP 6,700.00	GBP	2,345,000	74,378

FTSE 100 Index	Put	07/15/2022	35	GBP 6,400.00	GBP	2,240,000	65,140

FTSE 100 Index	Put	08/19/2022	35	GBP 6,625.00	GBP	2,318,750	97,354

FTSE 100 Index	Put	09/16/2022	35	GBP 6,750.00	GBP	2,362,500	122,462

FTSE 100 Index	Put	10/21/2022	35	GBP 6,650.00	GBP	2,327,500	125,068

FTSE 100 Index	Put	11/18/2022	35	GBP 6,900.00	GBP	2,415,000	166,520

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Exchange-Traded Index Options Purchased–(continued)

	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value(a)		Value

FTSE 100 Index	Put	12/16/2022	35	GBP	6,800.00	GBP	2,380,000	$163,915

MSCI Emerging Markets Index	Put	04/14/2022	33	USD	1,280.00	USD	4,224,000	265,320

MSCI Emerging Markets Index	Put	01/21/2022	33	USD	1,290.00	USD	4,257,000	201,135

MSCI Emerging Markets Index	Put	02/18/2022	33	USD	1,290.00	USD	4,257,000	226,710

MSCI Emerging Markets Index	Put	05/20/2022	33	USD	1,280.00	USD	4,224,000	296,670

MSCI Emerging Markets Index	Put	03/18/2022	33	USD	1,330.00	USD	4,389,000	356,400

MSCI Emerging Markets Index	Put	06/17/2022	33	USD	1,330.00	USD	4,389,000	437,580

MSCI Emerging Markets Index	Put	07/15/2022	33	USD	1,310.00	USD	4,323,000	424,875

MSCI Emerging Markets Index	Put	08/19/2022	33	USD	1,220.00	USD	4,026,000	295,020

MSCI Emerging Markets Index	Put	09/16/2022	33	USD	1,250.00	USD	4,125,000	357,885

MSCI Emerging Markets Index	Put	10/21/2022	33	USD	1,180.00	USD	3,894,000	272,745

MSCI Emerging Markets Index	Put	11/18/2022	33	USD	1,210.00	USD	3,993,000	347,325

MSCI Emerging Markets Index	Put	12/16/2022	33	USD	1,170.00	USD	3,861,000	292,050

Nikkei 225 Index	Put	01/14/2022	16	JPY	7,000.00	JPY	112,000,000	8,763

Nikkei 225 Index	Put	06/10/2022	16	JPY	7,750.00	JPY	124,000,000	161,349

Nikkei 225 Index	Put	03/11/2022	16	JPY	7,750.00	JPY	124,000,000	81,370

Nikkei 225 Index	Put	02/10/2022	16	JPY	8,000.00	JPY	128,000,000	57,724

Nikkei 225 Index	Put	06/10/2022	16	JPY	7,250.00	JPY	116,000,000	139,790

Nikkei 225 Index	Put	06/10/2022	16	JPY	7,500.00	JPY	120,000,000	150,222

Nikkei 225 Index	Put	09/09/2022	16	JPY	7,500.00	JPY	120,000,000	200,296

Nikkei 225 Index	Put	09/09/2022	16	JPY	6,500.00	JPY	104,000,000	157,176

Nikkei 225 Index	Put	09/09/2022	16	JPY	7,250.00	JPY	116,000,000	188,473

Nikkei 225 Index	Put	12/09/2022	16	JPY	7,250.00	JPY	116,000,000	238,546

Nikkei 225 Index	Put	12/09/2022	16	JPY	6,750.00	JPY	108,000,000	425,628

Nikkei 225 Index	Put	12/09/2022	16	JPY	8,250.00	JPY	132,000,000	294,880

S&P 500 Index	Put	03/18/2022	4	USD	3,750.00	USD	1,500,000	5,920

S&P 500 Index	Put	04/14/2022	4	USD	3,925.00	USD	1,570,000	13,520

S&P 500 Index	Put	05/20/2022	4	USD	4,050.00	USD	1,620,000	25,520

S&P 500 Index	Put	06/17/2022	4	USD	4,050.00	USD	1,620,000	32,160

S&P 500 Index	Put	01/21/2022	4	USD	4,075.00	USD	1,630,000	1,160

S&P 500 Index	Put	02/18/2022	4	USD	4,075.00	USD	1,630,000	4,820

S&P 500 Index	Put	07/15/2022	4	USD	4,150.00	USD	1,660,000	44,300

S&P 500 Index	Put	08/19/2022	4	USD	4,250.00	USD	1,700,000	60,340

S&P 500 Index	Put	09/16/2022	4	USD	4,375.00	USD	1,750,000	77,480

S&P 500 Index	Put	10/21/2022	4	USD	4,175.00	USD	1,670,000	69,220

S&P 500 Index	Put	11/18/2022	4	USD	4,450.00	USD	1,780,000	101,080

S&P 500 Index	Put	12/16/2022	4	USD	4,475.00	USD	1,790,000	110,120

Total Index Options Purchased								$8,498,857

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Commodity Risk

Brent Crude	220	May-2022	$ 16,684,800	$ 1,662,612	$ 1,662,612

Gasoline Reformulated Blendstock Oxygenate Blending	185	January-2022	17,285,142	918,006	918,006

New York Harbor Ultra-Low Sulfur Diesel	8	March-2022	767,693	(29,059)	(29,059)

Silver	186	March-2022	21,717,360	(1,194,787)	(1,194,787)

WTI Crude	167	February-2022	12,504,960	1,333,883	1,333,883

Subtotal				2,690,655	2,690,655

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Futures Contracts(a)–(continued)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Equity Risk

E-Mini Russell 2000 Index	784	March-2022	$87,917,760	$348,167	$348,167

E-Mini S&P 500 Index	123	March-2022	29,264,775	408,792	408,792

EURO STOXX 50 Index	570	March-2022	27,823,508	647,984	647,984

FTSE 100 Index	243	March-2022	24,089,562	383,552	383,552

MSCI Emerging Markets Index	425	March-2022	26,058,875	179,676	179,676

Nikkei 225 Index	9	March-2022	2,251,760	18,897	18,897

Subtotal				1,987,068	1,987,068

Interest Rate Risk

Australia 10 Year Bonds	2,054	March-2022	207,969,943	(142,308)	(142,308)

Canada 10 Year Bonds	1,530	March-2022	172,503,735	3,709,744	3,709,744

Japan 10 Year Bonds	70	March-2022	92,248,109	(227,300)	(227,300)

Long Gilt	967	March-2022	163,479,463	(385,343)	(385,343)

U.S. Treasury Long Bonds	567	March-2022	90,968,063	565,040	565,040

Subtotal				3,519,833	3,519,833

Total Futures Contracts				$8,197,556	$8,197,556

(a)	Futures contracts collateralized by $49,595,000 cash held with Goldman Sachs & Co., the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)

									Upfront
									Payments
	Pay/		Fixed	Payment	Number of				Paid		Unrealized
Counterparty	Receive	Reference Entity(c)	Rate	Frequency	Contracts	Maturity Date	Notional Value		(Received)	Value	Appreciation

Commodity Risk

Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.26%	Monthly	11,200	November-2022	USD	8,349,204	$–	$ 488,079	$ 488,079

Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	169,200	February-2022	USD	19,307,970	–	589,797	589,797

Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47	Monthly	16,050	February-2022	USD	16,116,702	–	727,720	727,720

Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	Monthly	4,600	December-2022	USD	5,170,529	–	151,032	151,032

J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	9,500	March-2022	USD	1,997,112	–	57,151	57,151

J.P. Morgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	104,000	March-2022	USD	13,824,450	–	202,509	202,509

Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	83,000	February-2022	USD	17,544,274	–	0	0

Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	6,500	February-2022	USD	534,886	–	0	0

Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.30	Monthly	78,000	July-2022	USD	9,124,869	–	381,350	381,350

Total – Total Return Swap Agreements									$–	$2,597,638	$2,597,638

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $1,380,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)
									Upfront
			Floating						Payments
	Pay/		Rate	Payment	Number of				Paid		Unrealized
Counterparty	Receive	Reference Entity	Index	Frequency	Contracts	Maturity Date	Notional Value		(Received)	Value	Appreciation

Equity Risk

Barclays Bank PLC	Receive	MSCI Japan Minimum Volatility Index	1.0 x TONAR - 0.06%	Monthly	857,948	February-2022	JPY	2,268,311,558	$ –	$ 125,899	$ 125,899

BNP Paribas S.A.	Receive	MSCI EMU Minimum Volatility Index	1 Month EURIBOR - 0.050%	Monthly	4,730	March-2022	EUR	15,847,581	490	416,161	415,671

BNP Paribas S.A.	Receive	MSCI EMU Momentum Index	1 Month EURIBOR - 0.380%	Monthly	2,750	June-2022	EUR	15,932,986	–	214,844	214,844

BNP Paribas S.A.	Receive	MSCI EMU Quality Index	1 Month EURIBOR + 0.050%	Monthly	3,535	March-2022	EUR	15,629,331	–	374,160	374,160

BNP Paribas S.A.	Receive	MSCI USA Minimum Volatility Index	1 Month USD LIBOR - 0.030%	Monthly	2,500	March-2022	USD	13,446,650	–	228,500	228,500

Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	1.0 x TONAR - 0.130%	Monthly	130,000	January-2022	JPY	343,704,400	–	19,077	19,077

Citibank, N.A.	Receive	MSCI Japan Quality Index	1.0 x TONAR - 0.080%	Monthly	75,000	January-2022	JPY	229,154,250	–	25,350	25,350

Citibank, N.A.	Receive	MSCI USA Quality Index	1 Month USD LIBOR + 0.100%	Monthly	2,700	March-2022	USD	12,159,477	–	266,355	266,355

Goldman Sachs International	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR + 0.720%	Monthly	5,915	June-2022	USD	12,024,781	–	339,994	339,994

Goldman Sachs International	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR + 0.740%	Monthly	500	April-2022	USD	1,030,125	–	15,080	15,080

Goldman Sachs International	Receive	MSCI Emerging Markets Momentum Index	1 Month USD LIBOR + 1.240%	Monthly	1,003	April-2022	USD	7,595,879	–	177,695	177,695

Goldman Sachs International	Receive	MSCI Emerging Markets Momentum Index	1 Month USD LIBOR + 1.240%	Monthly	833	April-2022	USD	6,308,442	–	147,577	147,577

Goldman Sachs International	Receive	MSCI Japan Minimum Volatility Index	1.0 x TONAR - 0.040%	Monthly	35,000	February-2022	JPY	92,535,800	–	5,136	5,136

Goldman Sachs International	Receive	MSCI Japan Minimum Volatility Index	1.0 x TONAR - 0.130%	Monthly	687,052	February-2022	JPY	1,816,483,042	–	100,821	100,821

Goldman Sachs International	Receive	MSCI Japan Quality Index	1.0 x TONAR - 0.080%	Monthly	543,463	February-2022	JPY	1,660,491,415	–	183,690	183,690

Goldman Sachs International	Receive	MSCI Japan Quality Index	1.0 x TONAR + 0.020%	Monthly	45,000	February-2022	JPY	137,492,550	–	15,210	15,210

Goldman Sachs International	Receive	MSCI Japan Quality Index	1.0 x TONAR + 0.100%	Monthly	801,537	February-2022	JPY	2,449,008,134	–	270,919	270,919

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR + 0.680%	Monthly	5,169	March-2022	USD	10,649,432	–	155,897	155,897

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)
									Upfront
			Floating						Payments
	Pay/		Rate	Payment	Number of				Paid		Unrealized
Counterparty	Receive	Reference Entity	Index	Frequency	Contracts	Maturity Date	Notional Value		(Received)	Value	Appreciation
J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR + 0.790%	Monthly	954	June-2022	USD	12,513,647	$ –	$ 227,503	$ 227,503
J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR + 0.790%	Monthly	797	June-2022	USD	10,454,273	–	190,062	190,062
J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR + 0.790%	Monthly	210	June-2022	USD	2,754,576	–	50,079	50,079
J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR + 0.790%	Monthly	1,076	May-2022	USD	2,216,829	–	32,452	32,452
J.P. Morgan Chase Bank, N.A.	Receive	MSCI United Kingdom Index	SONIA + 0.280%	Monthly	363	March-2022	GBP	4,840,220	–	158,923	158,923
J.P. Morgan Chase Bank, N.A.	Receive	MSCI United Kingdom Index	SONIA + 0.280%	Monthly	362	March-2022	GBP	4,826,886	–	158,485	158,485
J.P. Morgan Chase Bank, N.A.	Receive	MSCI United Kingdom Index	SONIA + 0.280%	Monthly	763	March-2022	GBP	5,009,815	–	156,613	156,613
J.P. Morgan Chase Bank, N.A.	Receive	MSCI United Kingdom Index	SONIA + 0.280%	Monthly	762	March-2022	GBP	5,003,249	–	156,408	156,408
J.P. Morgan Chase Bank, N.A.	Receive	MSCI United Kingdom Index	SONIA + 0.280%	Monthly	1,375	March-2022	GBP	5,201,618	–	144,634	144,634
J.P. Morgan Chase Bank, N.A.	Receive	MSCI United Kingdom Index	SONIA + 0.280%	Monthly	1,375	March-2022	GBP	5,201,618	–	144,634	144,634
J.P. Morgan Chase Bank, N.A.	Receive	MSCI United Kingdom Index	SONIA + 0.300%	Monthly	565	March-2022	GBP	7,533,676	–	247,360	247,360
J.P. Morgan Chase Bank, N.A.	Receive	MSCI United Kingdom Index	SONIA + 0.300%	Monthly	1,065	March-2022	GBP	6,992,729	–	218,602	218,602
J.P. Morgan Chase Bank, N.A.	Receive	MSCI United Kingdom Index	SONIA + 0.300%	Monthly	1,700	March-2022	GBP	6,431,092	(168)	178,821	178,989
J.P. Morgan Chase Bank, N.A.	Receive	MSCI USA Momentum Index	1 Month USD LIBOR + 0.180%	Monthly	2,900	March-2022	USD	12,217,404	–	236,921	236,921
Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR + 0.860%	Monthly	3,200	March-2022	USD	6,592,800	(844)	96,512	97,356
Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Daily Net Total Return Index	1 Month USD LIBOR + 0.950%	Monthly	3,200	January-2022	USD	6,592,800	–	96,512	96,512
Total – Total Return Swap Agreements									$(522)	$5,576,886	$5,577,408

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $1,380,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index
	Long Futures Contracts

	Coffee ‘C’	5.15%

	Corn	5.81

	Cotton No. 2	21.69

	Lean Hogs	0.51

	Live Cattle	0.66

	Soybean Meal	22.52

	Soybean Oil	10.13

	Soybeans	21.05

	Sugar No. 11	5.60

	Wheat	6.88

	Total	100.00%

Monthly Rebalance Commodity Excess Return Index
	Long Futures Contracts

	Coffee ‘C’	5.15%

	Corn	5.81

	Cotton No. 2	21.69

	Lean Hogs	0.51

	Live Cattle	0.66

	Soybean Meal	22.52

	Soybean Oil	10.13

	Soybeans	21.05

	Sugar No. 11	5.60

	Wheat	6.88

	Total	100.00%

Barclays Commodity Strategy 1452 Excess Return Index
	Long Futures Contracts

	Copper	100.00%

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts

	Copper	100.00%

Single Commodity Index Excess Return
	Long Futures Contracts

	Gold	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts

	Gas Oil	100.00%

S&P GSCI Gold Index Excess Return
	Long Futures Contracts

	Gold	100.00%

Merrill Lynch Gold Excess Return Index
	Long Futures Contracts

	Gold	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage

MLCX Dynamic Enhanced Copper Excess Return Index

	Long Futures Contracts

	Copper	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return

	Long Futures Contracts

	Aluminum	100.00%

Abbreviations:
EMU	–European Economic and Monetary Union
EUR	–Euro
EURIBOR	–Euro Interbank Offered Rate
GBP	–British Pound Sterling
JPY	–Japanese Yen
LIBOR	–London Interbank Offered Rate
SONIA	–Sterling Overnight Index Average
TONAR	–Tokyo Overnight Average Rate
USD	–U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities December 31, 2021	Consolidated Statement of Operations For the year ended December 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $153,170,369)	$156,038,544

Investments in affiliated money market funds, at value (Cost $750,278,882)	750,278,882

Other investments:
Swaps receivable – OTC	521,145

Unrealized appreciation on swap agreements – OTC	8,175,046

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	49,595,000

Cash collateral – OTC Derivatives	1,380,000

Cash	2,843,598

Foreign currencies, at value (Cost $20,487,869)	20,565,104

Receivable for:
Fund shares sold	993,258

Dividends	9,145

Investment for trustee deferred compensation and retirement plans	105,407

Other assets	18,827

Total assets	990,523,956

Liabilities:
Other investments:
Variation margin payable - futures contracts	1,284,241

Premiums received on swap agreements – OTC	522

Swaps payable – OTC	2,193,499

Payable for:
Fund shares reacquired	1,516,868

Accrued fees to affiliates	769,425

Accrued other operating expenses	120,355

Collateral with broker - OTC Derivatives	3,150,000

Trustee deferred compensation and retirement plans	118,014

Total liabilities	9,152,924

Net assets applicable to shares outstanding	$981,371,032

Net assets consist of:
Shares of beneficial interest	$876,545,077

Distributable earnings	104,825,955

$981,371,032

Net Assets:
Series I	$49,456,197

Series II	$931,914,835

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,595,353

Series II	88,310,699

Series I:
Net asset value per share	$10.76

Series II:
Net asset value per share	$10.55

Investment income:
Interest	$64,979

Dividends from affiliated money market funds	122,236

Total investment income	187,215

Expenses:
Advisory fees	9,105,565

Administrative services fees	1,625,140

Custodian fees	65,542

Distribution fees - Series II	2,354,399

Transfer agent fees	39,726

Trustees’ and officers’ fees and benefits	31,612

Reports to shareholders	13,371

Professional services fees	74,977

Other	64,159

Total expenses	13,374,491

Less: Fees waived	(3,936,280)

Net expenses	9,438,211

Net investment income (loss)	(9,250,996)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	9,103,385

Foreign currencies	(1,519,915)

Futures contracts	45,004,876

Swap agreements	58,955,017

111,543,363

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(9,565,586)

Foreign currencies	42,328

Futures contracts	(7,363,464)

Swap agreements	2,880,400

(14,006,322)

Net realized and unrealized gain	97,537,041

Net increase in net assets resulting from operations	$88,286,045

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(9,250,996)	$(4,606,803)

Net realized gain	111,543,363	54,569,544

Change in net unrealized appreciation (depreciation)	(14,006,322)	35,805,378

Net increase in net assets resulting from operations	88,286,045	85,768,119

Distributions to shareholders from distributable earnings:
Series I	(3,189,391)	(5,885,904)

Series II	(57,937,140)	(113,684,097)

Total distributions from distributable earnings	(61,126,531)	(119,570,001)

Share transactions–net:
Series I	1,372,815	2,911,262

Series II	(27,784,944)	(10,389,997)

Net increase (decrease) in net assets resulting from share transactions	(26,412,129)	(7,478,735)

Net increase (decrease) in net assets	747,385	(41,280,617)

Net assets:
Beginning of year	980,623,647	1,021,904,264

End of year	$981,371,032	$980,623,647

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/21	$10.48	$(0.08)	$ 1.08	$ 1.00	$(0.36)	$(0.36)	$ -	$(0.72)	$10.76	9.55%	$ 49,456	0.71%		1.11%	(0.69)%	107%
Year ended 12/31/20	10.91	(0.03)	1.03	1.00	(0.87)	(0.56)	-	(1.43)	10.48	10.22	46,853	0.66	(d)	1.10	(0.25)	82
Year ended 12/31/19	9.47	0.14	1.30	1.44	-	-	-	-	10.91	15.21	45,427	0.64	(d)	1.10	1.38	94
Year ended 12/31/18	11.31	0.11	(0.79)	(0.68)	(0.14)	(0.99)	(0.03)	(1.16)	9.47	(6.46)	37,450	0.65	(d)	1.10	1.03	199
Year ended 12/31/17	11.35	0.01	1.08	1.09	(0.48)	(0.65)	-	(1.13)	11.31	10.06	39,340	0.68	(d)	1.11	0.10	52
Series II
Year ended 12/31/21	10.29	(0.10)	1.05	0.95	(0.33)	(0.36)	-	(0.69)	10.55	9.26	931,915	0.96		1.36	(0.94)	107
Year ended 12/31/20	10.73	(0.05)	1.01	0.96	(0.84)	(0.56)	-	(1.40)	10.29	9.99	933,770	0.91	(d)	1.35	(0.50)	82
Year ended 12/31/19	9.34	0.12	1.27	1.39	-	-	-	-	10.73	14.88	976,477	0.89	(d)	1.35	1.13	94
Year ended 12/31/18	11.17	0.08	(0.78)	(0.70)	(0.11)	(0.99)	(0.03)	(1.13)	9.34	(6.71)	968,329	0.90	(d)	1.35	0.78	199
Year ended 12/31/17	11.22	(0.02)	1.07	1.05	(0.45)	(0.65)	-	(1.10)	11.17	9.83	1,158,077	0.93	(d)	1.36	(0.15)	52

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.15%, 0.15%, 0.16% and 0.15% for the years ended December 31, 2020, 2019, 2018 and 2017, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Notes to Consolidated Financial Statements

December 31, 2021

NOTE 1—Significant Accounting Policies

Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income

Invesco V.I. Balanced-Risk Allocation Fund

and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

Invesco V.I. Balanced-Risk Allocation Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Put Options Purchased - The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such

Invesco V.I. Balanced-Risk Allocation Fund

agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

P.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Other Risks - The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity futures and swaps, commodity related exchange-traded funds and exchange-traded notes and commodity linked notes, some or all of which will be owned through the Subsidiary. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

R.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.950%

Next $250 million	0.925%

Next $500 million	0.900%

Next $1.5 billion	0.875%

Next $2.5 billion	0.850%

Next $2.5 billion	0.825%

Next $2.5 billion	0.800%

Over $10 billion	0.775%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.92%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 0.15% and excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of the Fund’s average daily net assets (the “expense limits”).

Invesco V.I. Balanced-Risk Allocation Fund

Effective May 1, 2022 through at least April 30, 2023, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 0.07% and excluding certain items discussed below) of Series I shares to 0.88% and Series II shares to 1.13% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $3,936,280.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $139,709 for accounting and fund administrative services and was reimbursed $1,485,431 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE	3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$113,460,217	$–	$113,460,217

Commodity–Linked Securities	–	34,079,470	–	34,079,470

Money Market Funds	750,278,882	–	–	750,278,882

Options Purchased	8,498,857	–	–	8,498,857

Total Investments in Securities	758,777,739	147,539,687	–	906,317,426

Other Investments - Assets*

Futures Contracts	10,176,353	–	–	10,176,353

Swap Agreements	–	8,175,046	–	8,175,046

	10,176,353	8,175,046	–	18,351,399

Invesco V.I. Balanced–Risk Allocation Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(1,978,797)	$–	$–	$(1,978,797)

Total Other Investments	8,197,556	8,175,046	–	16,372,602

Total Investments	$766,975,295	$155,714,733	$–	$922,690,028

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$3,914,501	$1,987,068	$4,274,784	$10,176,353

Unrealized appreciation on swap agreements – OTC	2,597,638	5,577,408	-	8,175,046

Options purchased, at value – Exchange-Traded(b)	-	8,498,857	-	8,498,857

Total Derivative Assets	6,512,139	16,063,333	4,274,784	26,850,256

Derivatives not subject to master netting agreements	(3,914,501)	(10,485,925)	(4,274,784)	(18,675,210)

Total Derivative Assets subject to master netting agreements	$2,597,638	$5,577,408	$-	$8,175,046

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(1,223,846)	$-	$(754,951)	$(1,978,797)

Derivatives not subject to master netting agreements	1,223,846	-	754,951	1,978,797

Total Derivative Liabilities subject to master netting agreements	$-	$-	$-	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)

Fund
Barclays Bank PLC	$126,760	$(411,043)	$(284,283)	$-	$284,283	$-

BNP Paribas S.A.	1,251,077	(347)	1,250,730	-	(390,000)	860,730

Citibank, N.A.	311,130	(191,077)	120,053	-	-	120,053

Goldman Sachs International	1,258,204	(1,488,840)	(230,636)	-	-	(230,636)

J.P. Morgan Chase Bank, N.A.	2,457,562	(40,540)	2,417,022	-	(1,710,000)	707,022

Merrill Lynch International	193,868	(6,311)	187,557	-	-	187,557

Subtotal-Fund	5,598,601	(2,138,158)	3,460,443	-	(1,815,717)	1,644,726

Invesco V.I. Balanced-Risk Allocation Fund

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)

Subsidiary
Barclays Bank PLC	$488,079	$(998)	$487,081	$–	$(320,000)	$167,081

Canadian Imperial Bank of Commerce	589,797	(2,958)	586,839	–	–	586,839

Cargill, Inc.	878,752	(5,678)	873,074	–	(873,074)	–

J.P. Morgan Chase Bank, N.A.	259,660	(472)	259,188	–	–	259,188

Merrill Lynch International	458,237	(2,217)	456,020	–	(290,000)	166,020

Morgan Stanley Capital Services LLC	381,350	(1,182)	380,168	–	(380,168)	–

Subtotal-Subsidiary	3,055,875	(13,505)	3,042,370	–	(1,863,242)	1,179,128

Total	$8,654,476	$(2,151,663)	$6,502,813	$–	$(3,678,959)	$2,823,854

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$31,172,146	$38,029,250	$(24,196,520)	$45,004,876

Options purchased(a)	-	(7,776,619)	-	(7,776,619)

Swap agreements	30,764,227	28,190,790	-	58,955,017

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(4,740,325)	(4,466,637)	1,843,498	(7,363,464)

Options purchased(a)	-	(3,992,843)	-	(3,992,843)

Swap agreements	(2,106,284)	4,986,684	-	2,880,400

Total	$55,089,764	$54,970,625	$(22,353,022)	$87,707,367

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Index Options Purchased	Swap Agreements

Average notional value	$927,626,317	$3,006,661,817	$435,840,386

Average contracts	–	1,614	–

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020

Ordinary income*	$42,646,507	$89,338,290

Long-term capital gain	18,480,024	30,231,711

Total distributions	$61,126,531	$119,570,001

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$96,007,877

Net unrealized appreciation – investments	8,875,772

Net unrealized appreciation – foreign currencies	11,132

Temporary book/tax differences	(68,826)

Shares of beneficial interest	876,545,077

Total net assets	$981,371,032

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and Subsidiary differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $38,939,078 and $37,799,973, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$15,230,946

Aggregate unrealized (depreciation) of investments	(6,355,174)

Net unrealized appreciation of investments	$8,875,772

Cost of investments for tax purposes is $913,813,734.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income from the Subsidiary, on December 31, 2021, undistributed net investment income (loss) was increased by $70,831,346 and undistributed net realized gain was decreased by $70,831,346. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended December 31, 2021(a)		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	369,779	$4,089,604	379,236	$3,960,734

Series II	4,573,534	49,111,175	3,857,886	39,526,525

Issued as reinvestment of dividends:
Series I	298,353	3,189,392	609,307	5,885,904

Series II	5,523,083	57,937,139	11,979,357	113,684,097

Invesco V.I. Balanced-Risk Allocation Fund

	Summary of Share Activity

	Year ended December 31, 2021(a)		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(544,502)	$(5,906,181)	(682,143)	$(6,935,376)

Series II	(12,555,988)	(134,833,258)	(16,076,040)	(163,600,619)

Net increase (decrease) in share activity	(2,335,741)	$(26,412,129)	67,603	$(7,478,735)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 80% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Balanced-Risk Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco V.I. Balanced-Risk Allocation Fund and its subsidiary (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related consolidated statement of operations for the year ended December 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/21)	Expenses Paid During Period[2,4]
Series I	$1,000.00	$1,019.60	$3.67	$1,021.58	$3.67	0.72%
Series II	1,000.00	1,018.40	4.93	1,020.32	4.94	0.97

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective May 1, 2022, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Series I and Series II shares to 0.88% and 1.13% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.81% and 1.06% for of Series I and Series II shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $4.12 and $5.39 for of Series I and Series II shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $4.13 and $5.40 for of Series I and Series II shares, respectively.

Invesco V.I. Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$18,480,024
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.13%
Qualified Business Income*	0.00%
Business Interest Income*	1.24%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	186	None

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Balanced-Risk Allocation Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Capital Appreciation Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VICAPA-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Capital Appreciation Fund (the Fund) underperformed the Russell 1000 Growth Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	22.57%
Series II Shares	22.28
S&P 500 Index▼	28.71
Russell 1000 Growth Index▼	27.60
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year. Meanwhile, the Fund’s benchmark, the Russell 1000 Growth Index, returned 27.60%.

    During the fiscal year, stock selection within the health care and financials sectors were the largest contributors to the Fund’s performance versus the Russell 1000 Growth Index. This was offset by weaker stock selection in the consumer discretionary and communication services sectors.

    The largest individual contributors to the Fund’s absolute performance during the fiscal year included Microsoft, Alphabet and NVIDIA. Microsoft’s business demonstrated continued strength in the first quarter, with growth continuing to be driven by strength across the company’s commercial cloud segment: Azure, Office 365, LinkedIn and Dynamics 365. In the second quarter, Alphabet’s earnings grew significantly and eclipsed the sharp rebound from the previous quarter and beat consensus estimates by a wide margin. Growth accelerated sharply for the three main advertising revenue sources (Google Search, YouTube and Google Network). NVIDIA designs and manufactures computer graphics processors, chipsets and related multimedia software. The company’s strong revenue growth of 50% led by datacenter GPU and excitement about the Metaverse/Omniverse drove outperformance during the fourth quarter of 2021.

    The largest individual detractors from the Fund’s absolute performance during the fiscal year included Trade Desk, RingCentral and

Coupa Software. Trade Desk provides a technology-based self-serve programmatic platform that enables ad buyers to purchase internet advertising more efficiently and effectively. Shares underperformed because first quarter 2021 revenues were only modestly above analyst estimates, along with concerns that second-half earnings will compare unfavorably to prior periods and apprehension about Google’s expected phasing out of cookies. RingCentral is a global provider of cloud enterprise unified communications and collaboration software. The company’s stock underperformed early in the fiscal year due to investors’ rotation into more cyclical companies that benefit from the reopening of the economy. We exited the stock during the fiscal year. Coupa Software offers procurement and expense management software. The company’s growth has stalled as large enterprises have focused on front-office software rather than the back office software that Coupa provides. We exited the stock during the fiscal year.

    We expect 2022 to be a year of transition to more normal macro-economic conditions. GDP growth is likely to slow from the 5%+ rate achieved in 2021 as extraordinary fiscal and monetary stimulus moderates. The Fed has already begun to slow the pace of liquidity being added to the financial system and plans to begin raising short-term interest rates by mid-year. As a result, we anticipate the rate of corporate earnings growth will slow, volatility will pick up and equity returns will be tempered. Meanwhile, technology-driven innovation will continue to disrupt large portions of the global economy, providing substantial opportunity via investment in premier growth compounders. Such growth companies may gain advantages as the economic cycle matures. At the same time, growth investors may have to contend with valuation headwinds due to lingering inflation and the Fed’s tightening. We will continue to focus on harnessing the power of compound growth by identifying companies best positioned to thrive in an ever changing environment.

    We thank you for your continued investment in the Invesco V.I. Capital Appreciation Fund.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Portfolio manager(s):

Ash Shah

Ronald Zibelli, Jr. - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations,

Invesco V.I. Capital Appreciation Fund

or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Capital Appreciation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1  Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (4/3/85)	11.28%
10 Years	16.78
5 Years	22.21
1 Year	22.57

Series II Shares
Inception (9/18/01)	9.10%
10 Years	16.49
5 Years	21.91
1 Year	22.28

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Capital Appreciation Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Capital Appreciation Fund (renamed Invesco V.I. Capital Appreciation Fund on April 30, 2021). Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Capital Appreciation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Capital Appreciation Fund

Supplemental Information

Invesco V.I. Capital Appreciation Fund’s investment objective is to seek capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Capital Appreciation Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	42.04%

Consumer Discretionary	14.91

Health Care	13.05

Communication Services	12.15

Industrials	6.05

Financials	5.95

Other Sectors, Each Less than 2% of Net Assets	4.91

Money Market Funds Plus Other Assets Less Liabilities	0.94

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	9.47%

2.	Apple, Inc.	7.43

3.	Alphabet, Inc., Class C	7.41

4.	Amazon.com, Inc.	4.85

5.	NVIDIA Corp.	3.71

6.	UnitedHealth Group, Inc.	2.43

7.	Meta Platforms, Inc., Class A	2.14

8.	Danaher Corp.	2.13

9.	Netflix, Inc.	1.90

10.	Advanced Micro Devices, Inc.	1.86

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Capital Appreciation Fund

Schedule of Investments(a)

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–99.06%
Aerospace & Defense–0.60%
TransDigm Group, Inc.(b)	8,580	$5,459,282

Agricultural & Farm Machinery–1.05%
Deere & Co.	27,840	9,546,058

Apparel, Accessories & Luxury Goods–0.80%
lululemon athletica, inc.(b)	18,556	7,263,746

Application Software–7.51%
Atlassian Corp. PLC, Class A(b)	30,299	11,552,706

Datadog, Inc., Class A(b)	60,754	10,820,895

HubSpot, Inc.(b)	17,263	11,378,907

Intuit, Inc.	17,828	11,467,326

salesforce.com, inc.(b)	18,034	4,582,980

Synopsys, Inc.(b)	32,222	11,873,807

Trade Desk, Inc. (The), Class A(b)	24,078	2,206,508

Tyler Technologies, Inc.(b)	8,740	4,701,683

		68,584,812

Asset Management & Custody Banks–2.22%
BlackRock, Inc.	7,540	6,903,322

KKR & Co., Inc., Class A	179,545	13,376,103

		20,279,425

Auto Parts & Equipment–1.10%
Aptiv PLC(b)	60,854	10,037,867

Automobile Manufacturers–2.11%
General Motors Co.(b)	91,790	5,381,648

Tesla, Inc.(b)	13,155	13,901,941

		19,283,589

Biotechnology–0.36%
Alnylam Pharmaceuticals, Inc.(b)	19,567	3,318,172

Casinos & Gaming–0.89%
Caesars Entertainment, Inc.(b)	86,565	8,096,424

Data Processing & Outsourced Services–1.17%
Mastercard, Inc., Class A	29,742	10,686,895

Electrical Components & Equipment–1.26%
Generac Holdings, Inc.(b)	32,679	11,500,394

Environmental & Facilities Services–0.94%
Waste Connections, Inc.	63,084	8,596,457

Financial Exchanges & Data–1.62%
MSCI, Inc.	10,587	6,486,549

S&P Global, Inc.	17,610	8,310,687

		14,797,236

General Merchandise Stores–0.76%
Target Corp.	29,870	6,913,113

Health Care Equipment–3.13%
DexCom, Inc.(b)	8,163	4,383,123

Edwards Lifesciences Corp.(b)	58,793	7,616,633

IDEXX Laboratories, Inc.(b)	12,538	8,255,772

	Shares	Value

Health Care Equipment–(continued)
Intuitive Surgical, Inc.(b)	23,271	$8,361,270

		28,616,798

Health Care Facilities–1.00%
HCA Healthcare, Inc.	35,459	9,110,126

Health Care Supplies–0.54%
Align Technology, Inc.(b)	7,524	4,944,622

Home Improvement Retail–1.02%
Home Depot, Inc. (The)	22,524	9,347,685

Hotels, Resorts & Cruise Lines–1.87%
Airbnb, Inc., Class A(b)	31,534	5,250,096

Marriott International, Inc., Class A(b)	71,283	11,778,803

		17,028,899

Industrial Gases–0.75%
Linde PLC (United Kingdom)	19,760	6,845,457

Industrial Machinery–0.27%
Chart Industries, Inc.(b)	15,668	2,498,889

Industrial REITs–0.55%
Prologis, Inc.	29,907	5,035,143

Interactive Media & Services–9.55%
Alphabet, Inc., Class C(b)	23,388	67,675,283

Meta Platforms, Inc., Class A(b)	58,045	19,523,436

		87,198,719

Internet & Direct Marketing Retail–4.85%
Amazon.com, Inc.(b)	13,285	44,296,707

Internet Services & Infrastructure–1.26%
MongoDB, Inc.(b)	12,758	6,753,447

Shopify, Inc., Class A (Canada)(b)	3,427	4,720,316

		11,473,763

Investment Banking & Brokerage–0.94%
Goldman Sachs Group, Inc. (The)	22,373	8,558,791

IT Consulting & Other Services–1.29%
Accenture PLC, Class A	28,313	11,737,154

Life Sciences Tools & Services–4.24%
Agilent Technologies, Inc.	43,340	6,919,231

Danaher Corp.	58,997	19,410,603

Thermo Fisher Scientific, Inc.	10,485	6,996,011

West Pharmaceutical Services, Inc.	11,560	5,421,756

		38,747,601

Managed Health Care–2.43%
UnitedHealth Group, Inc.	44,111	22,149,898

Movies & Entertainment–2.60%
Live Nation Entertainment, Inc.(b)	53,868	6,447,461

Netflix, Inc.(b)	28,705	17,293,040

		23,740,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

	Shares	Value

Oil & Gas Storage & Transportation–0.75%
Cheniere Energy, Inc.	67,199	$6,815,323

Personal Products–1.13%
Estee Lauder Cos., Inc. (The), Class A	27,904	10,330,061

Pharmaceuticals–1.34%
Catalent, Inc.(b)	34,018	4,355,324

Eli Lilly and Co.	28,403	7,845,477

		12,200,801

Regional Banks–1.17%
SVB Financial Group(b)	15,748	10,680,923

Restaurants–1.52%
Chipotle Mexican Grill, Inc.(b)	3,625	6,337,406

Domino’s Pizza, Inc.	13,323	7,518,569

		13,855,975

Semiconductor Equipment–2.37%
Applied Materials, Inc.	50,158	7,892,863

ASML Holding N.V., New York Shares (Netherlands)	17,216	13,706,346

		21,599,209

Semiconductors–9.88%
Advanced Micro Devices, Inc.(b)	117,766	16,946,527

Marvell Technology, Inc.	136,842	11,972,307

Monolithic Power Systems, Inc.	32,599	16,082,065

NVIDIA Corp.	115,230	33,890,295

QUALCOMM, Inc.	61,729	11,288,382

		90,179,576

Specialized REITs–0.98%
Extra Space Storage, Inc.	39,295	8,909,355

	Shares	Value

Specialty Chemicals–0.75%
Albemarle Corp.	29,251	$6,838,006

Systems Software–11.13%
Microsoft Corp.	256,985	86,429,195

ServiceNow, Inc.(b)	23,441	15,215,788

		101,644,983

Technology Hardware, Storage & Peripherals–7.43%
Apple, Inc.	381,949	67,822,684

Trading Companies & Distributors–1.03%
United Rentals, Inc.(b)	28,353	9,421,418

Trucking–0.90%
Old Dominion Freight Line, Inc.	22,928	8,216,937

Total Common Stocks & Other Equity Interests (Cost $546,580,823)		904,209,474

Money Market Funds–1.19%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	3,798,976	3,798,976

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(c)(d)	2,713,010	2,713,552

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	4,341,686	4,341,686

Total Money Market Funds (Cost $10,854,214)		10,854,214

TOTAL INVESTMENTS IN SECURITIES-100.25% (Cost $557,435,037)		915,063,688

OTHER ASSETS LESS LIABILITIES–(0.25)%		(2,264,505)

NET ASSETS-100.00%		$912,799,183

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value
	December 31, 2020	at Cost	from Sales	Appreciation	(Loss)	December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,929,702	$ 72,513,298	$ (71,644,024)	$ -	$-	$ 3,798,976	$ 546
Invesco Liquid Assets Portfolio, Institutional Class	2,092,396	51,644,166	(51,022,673)	166	(503)	2,713,552	237
Invesco Treasury Portfolio, Institutional Class	3,348,230	82,872,341	(81,878,885)	-	-	4,341,686	238
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	6,904,779	(6,904,779)	-	-	-	16*
Invesco Private Prime Fund	-	14,579,991	(14,579,991)	-	-	-	209*
Total	$8,370,328	$228,514,575	$(226,030,352)	$166	$(503)	$10,854,214	$1,246

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $546,580,823)	$904,209,474

Investments in affiliated money market funds, at value (Cost $10,854,214)	10,854,214

Cash	1,235,993

Foreign currencies, at value (Cost $164)	158

Receivable for:
Fund shares sold	22,554

Dividends	74,700

Investment for trustee deferred compensation and retirement plans	137,512

Other assets	3,489

Total assets	916,538,094

Liabilities:
Payable for:
Fund shares reacquired	3,161,289

Accrued fees to affiliates	394,478

Accrued other operating expenses	45,632

Trustee deferred compensation and retirement plans	137,512

Total liabilities	3,738,911

Net assets applicable to shares outstanding	$912,799,183

Net assets consist of:
Shares of beneficial interest	$328,143,646

Distributable earnings	584,655,537

$912,799,183

Net Assets:
Series I	$686,517,157

Series II	$226,282,026

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	8,385,975

Series II	2,843,535

Series I: Net asset value per share	$81.86

Series II: Net asset value per share	$79.58

Statement of Operations For the year ended December 31, 2021
Investment income:
Dividends (net of foreign withholding taxes of $50,376)	$4,091,729

Dividends from affiliated money market funds (includes securities lending income of $1,010)	2,031

Total investment income	4,093,760

Expenses:
Advisory fees	6,039,396

Administrative services fees	1,370,291

Custodian fees	8,008

Distribution fees - Series II	559,752

Transfer agent fees	53,474

Trustees’ and officers’ fees and benefits	29,944

Professional services fees	59,715

Other	(104,659)

Total expenses	8,015,921

Less: Fees waived	(359,578)

Net expenses	7,656,343

Net investment income (loss)	(3,562,583)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $552,919)	238,954,487

Affiliated investment securities	(503)

Foreign currencies	36,547

238,990,531

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(55,673,914)

Affiliated investment securities	166

Foreign currencies	(12,617)

(55,686,365)

Net realized and unrealized gain	183,304,166

Net increase in net assets resulting from operations	$179,741,583

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(3,562,583)	$(1,344,835)

Net realized gain	238,990,531	44,098,047

Change in net unrealized appreciation (depreciation)	(55,686,365)	187,508,885

Net increase in net assets resulting from operations	179,741,583	230,262,097

Distributions to shareholders from distributable earnings:
Series I	(35,407,065)	(81,814,036)

Series II	(12,047,935)	(28,225,418)

Total distributions from distributable earnings	(47,455,000)	(110,039,454)

Share transactions–net:
Series I	(38,987,718)	(6,360,539)

Series II	(22,413,761)	(10,935,911)

Net increase (decrease) in net assets resulting from share transactions	(61,401,479)	(17,296,450)

Net increase in net assets	70,885,104	102,926,193

Net assets:
Beginning of year	841,914,079	738,987,886

End of year	$912,799,183	$841,914,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income (loss) to average net assets	Portfolio turnover (d)
Series I
Year ended 12/31/21	$70.34	$(0.26)	$16.12	$15.86	$ –	$ (4.34)	$ (4.34)	$81.86	22.57%	$686,517	0.80%	0.84%	(0.34)%	91%
Year ended 12/31/20	59.77	(0.08)	21.00	20.92	–	(10.35)	(10.35)	70.34	36.59	626,304	0.80	0.88	(0.12)	37
Year ended 12/31/19	48.50	0.06	16.80	16.86	(0.04)	(5.55)	(5.59)	59.77	36.20	538,247	0.80	0.88	0.10	73
Year ended 12/31/18	55.70	0.09	(2.71)	(2.62)	(0.19)	(4.39)	(4.58)	48.50	(5.73)	460,708	0.80	0.85	0.16	27
Year ended 12/31/17	48.36	0.15	12.33	12.48	(0.13)	(5.01)	(5.14)	55.70	26.83	556,227	0.80	0.82	0.29	26
Series II
Year ended 12/31/21	68.64	(0.45)	15.73	15.28	–	(4.34)	(4.34)	79.58	22.28	226,282	1.05	1.09	(0.59)	91
Year ended 12/31/20	58.67	(0.23)	20.55	20.32	–	(10.35)	(10.35)	68.64	36.24	215,610	1.05	1.13	(0.37)	37
Year ended 12/31/19	47.78	(0.08)	16.52	16.44	–	(5.55)	(5.55)	58.67	35.84	200,741	1.05	1.13	(0.15)	73
Year ended 12/31/18	54.89	(0.05)	(2.67)	(2.72)	–	(4.39)	(4.39)	47.78	(5.96)	141,790	1.05	1.10	(0.09)	27
Year ended 12/31/17	47.73	0.02	12.16	12.18	(0.01)	(5.01)	(5.02)	54.89	26.50	316,864	1.05	1.07	0.04	26

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended October 31, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Capital Appreciation Fund, formerly Invesco Oppenheimer V.I. Capital Appreciation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. The Fund is classified as non-diversified. The Fund’s classification changed from diversified to non-diversified on April 30, 2021. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

Invesco V.I. Capital Appreciation Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

The Fund is non-diversified and will invest in securities of fewer issues than if it were diversified.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, there were no securities lending transactions with the Adviser.

Invesco V.I. Capital Appreciation Fund

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.

Other Risks - The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

O.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Upto $200 million	0.750%

Next $ 200 million	0.720%

Next $ 200 million	0.690%

Next $ 200 million	0.660%

Next $ 200 million	0.600%

Over $1 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least April 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $359,578.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide

Invesco V.I. Capital Appreciation Fund

certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $124,443 for accounting and fund administrative services and was reimbursed $1,245,848 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as

Distribution fees.

For the year ended December 31, 2021, the Fund incurred $15,587 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2021, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities purchases of $6,685,140 and securities sales of $2,732,308, which resulted in net realized gains of $552,919.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Invesco V.I. Capital Appreciation Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:
	2021	2020

Ordinary income*	$–	$4,657,573

Long-term capital gain	47,455,000	105,381,881

Total distributions	$47,455,000	$110,039,454

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2021

Undistributed ordinary income	$29,344,302

Undistributed long-term capital gain	200,082,750

Net unrealized appreciation – investments	355,355,436

Net unrealized appreciation (depreciation) – foreign currencies	(6)

Temporary book/tax differences	(126,945)

Shares of beneficial interest	328,143,646

Total net assets	$912,799,183

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $800,277,244 and $910,547,180, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$357,772,114

Aggregate unrealized (depreciation) of investments	(2,416,678)

Net unrealized appreciation of investments	$355,355,436

    Cost of investments for tax purposes is $559,708,252.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2021, undistributed net investment income (loss) was increased by $5,643,360, undistributed net realized gain was decreased by $5,952,178 and shares of beneficial interest was increased by $308,818. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	209,804	$16,035,979	286,935	$18,471,044

Series II	82,230	6,046,853	706,142	41,437,974

Issued as reinvestment of dividends:
Series I	433,698	35,407,065	1,269,813	81,814,036

Series II	151,756	12,047,930	448,663	28,225,406

Invesco V.I. Capital Appreciation Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(1,161,400)	$(90,430,762)	(1,658,108)	$(106,645,619)

Series II	(531,413)	(40,508,544)	(1,435,287)	(80,599,291)

Net increase (decrease) in share activity	(815,325)	$(61,401,479)	(381,842)	$(17,296,450)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Capital Appreciation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Capital Appreciation Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Oppenheimer Capital Appreciation Fund/VA (subsequently renamed Invesco V.I. Capital Appreciation Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Capital Appreciation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,085.00	$4.20	$1,021.17	$4.08	0.80%
Series II	1,000.00	1,083.70	5.51	1,019.91	5.35	1.05

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Capital Appreciation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$47,455,000
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Capital Appreciation Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. -1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Capital Appreciation Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Comstock Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VICOM-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Comstock Fund (the Fund) outperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	33.36%
Series II Shares	33.04
S&P 500 Index▼ (Broad Market Index)	28.71
Russell 1000 Value Index▼ (Style-Specific Index)	25.16
Lipper VUF Large-Cap Value Funds Index∎ (Peer Group Index)	26.33

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September, 3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October, 1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    On the positive side, stock selection and an overweight in energy boosted relative return. Energy stocks were buoyed by rising oil prices resulting from OPEC production cuts and a gas and oil shortage in Europe and Asia. Devon Energy, Marathon Oil and Canadian Natural Resources were leading contributors to absolute and relative returns. We believe the fundamental backdrop for energy companies is the most favorable in a decade. Strong stock selection within industrials also boosted relative returns. Johnson Controls International and Textron added to both absolute and relative returns. Textron benefited from a material uptick in business jet orders. A material underweight to communication services enhanced relative returns, as the sector was the worst performing sector for the year. Stock selection and an overweight in financials were a large contributor to relative return. American International (AIG), Bank of America and Wells Fargo are some of the holdings that aided both absolute and relative returns. Financial companies are well positioned to benefit as interest rates/yields move higher and loan growth recovers.

    On the negative side, having a material underweight to real estate was a large detractor from relative returns, as the sector was the second-best performing sector for the period. Although the average cash allocation averaged close to 2% for the period, cash also dampened relative performance in a strong equity market. Stock selection in consumer discretionary detracted from relative return. Las Vegas Sands and not owning Ford Motor Company were the largest detractors in the sector. Las Vegas Sands stock under-performed due to COVID restrictions, uncertainty surrounding the Macau government’s re-tendering of casino/gaming licenses and divestiture of its US casinos.

    We used currency forward contracts during the fiscal year to hedge currency exposure of non-U.S. based companies held in the portfolio. Derivatives were used solely for the purpose of hedging. The use of currency forward contracts had a slightly positive impact on relative performance.

    The Fund currently has a cyclical bias with overweight exposures in financial and energy companies and is also overweight in information technology, consumer staples and industrial stocks. Conversely, the Fund is underweight in real estate, utilities, communication services, healthcare and consumer discretionary.

    Despite recent fears of inflation and the new Omicron variant causing a decrease in consumer demand, we remain cautiously optimistic about the longer-term outlook for the US and global economies. Though the creation of new vaccines and recently approved COVID treatments should provide a measure of stability, we believe equity markets may experience continued volatility.

    Thank you for your investment in Invesco V.I. Comstock Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Portfolio manager(s):

Devin Armstrong - Lead

Kevin Holt - Lead

James Warwick

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Comstock Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future
results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (4/30/99)	7.90%
10 Years	12.86
5 Years	11.39
1 Year	33.36
Series II Shares
Inception (9/18/00)	7.93%
10 Years	12.59
5 Years	11.12
1 Year	33.04

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Comstock Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Comstock Fund (renamed Invesco V.I. Comstock Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class I shares and Class II shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Comstock Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Comstock Fund

Supplemental Information

Invesco V.I. Comstock Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Comstock Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	23.56%

Health Care	15.81

Industrials	12.97

Information Technology	12.84

Energy	11.52

Consumer Staples	8.74

Consumer Discretionary	4.59

Materials	4.53

Other Sectors, Each Less than 2% of Net Assets	4.10

Money Market Funds Plus Other Assets Less Liabilities	1.34

Top 10 Equity Holdings*

		% of total net assets

1.	Bank of America Corp.	3.34%

2.	Philip Morris International, Inc.	2.99

3.	Citigroup, Inc.	2.95

4.	Anthem, Inc.	2.56

5.	Wells Fargo & Co.	2.53

6.	American International Group, Inc.	2.35

7.	Cisco Systems, Inc.	2.34

8.	Cognizant Technology Solutions Corp., Class A	2.21

9.	General Motors Co.	2.05

10.	Chevron Corp.	1.98

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Comstock Fund

Schedule of Investments(a)

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–98.66%
Aerospace & Defense–1.31%
Textron, Inc.	260,226	$20,089,447

Air Freight & Logistics–1.61%
FedEx Corp.	95,547	24,712,276

Application Software–1.09%
CDK Global, Inc.(b)	399,949	16,693,871

Asset Management & Custody Banks–2.62%
Bank of New York Mellon Corp. (The)	479,245	27,834,550

State Street Corp.	133,890	12,451,770

		40,286,320

Automobile Manufacturers–2.05%
General Motors Co.(c)	537,273	31,500,316

Building Products–1.95%
Johnson Controls International PLC	368,579	29,969,159

Cable & Satellite–1.40%
Comcast Corp., Class A	425,497	21,415,264

Casinos & Gaming–0.69%
Las Vegas Sands Corp.(c)	281,042	10,578,421

Communications Equipment–2.34%
Cisco Systems, Inc.	567,004	35,931,043

Construction Machinery & Heavy Trucks–3.19%
Caterpillar, Inc.	127,742	26,409,381

Wabtec Corp.(b)	245,506	22,613,558

		49,022,939

Consumer Finance–0.41%
Capital One Financial Corp.	43,612	6,327,665

Diversified Banks–10.11%
Bank of America Corp.	1,153,043	51,298,883

Citigroup, Inc.	748,855	45,223,354

JPMorgan Chase & Co.	125,747	19,912,038

Wells Fargo & Co.	808,187	38,776,812

		155,211,087

Electric Utilities–1.65%
Exelon Corp.	438,882	25,349,824

Electrical Components & Equipment–3.70%
Eaton Corp. PLC	171,560	29,648,999

Emerson Electric Co.	291,424	27,093,689

		56,742,688

Fertilizers & Agricultural Chemicals–3.16%
CF Industries Holdings, Inc.	330,574	23,398,028

Corteva, Inc.	531,510	25,129,793

		48,527,821

Health Care Distributors–2.56%
Henry Schein, Inc.(c)	201,862	15,650,361

McKesson Corp.	95,140	23,648,950

		39,299,311

	Shares	Value

Health Care Equipment–0.44%
Becton, Dickinson and Co.	27,031	$6,797,756

Health Care Facilities–2.21%
HCA Healthcare, Inc.	75,610	19,425,721

Universal Health Services, Inc., Class B	112,184	14,545,778

		33,971,499

Health Care Services–1.94%
CVS Health Corp.	289,069	29,820,358

Health Care Supplies–0.65%
DENTSPLY SIRONA, Inc.	179,246	10,000,134

Hotel & Resort REITs–1.06%
Host Hotels & Resorts, Inc.(c)	939,414	16,336,409

Hotels, Resorts & Cruise Lines–1.34%
Booking Holdings, Inc.(c)	8,587	20,602,188

Household Products–2.04%
Colgate-Palmolive Co.	138,775	11,843,058

Kimberly-Clark Corp.	136,289	19,478,424

		31,321,482

Industrial Conglomerates–1.22%
General Electric Co.	197,989	18,704,021

Integrated Oil & Gas–3.35%
Chevron Corp.	259,287	30,427,329

Suncor Energy, Inc. (Canada)	838,923	20,998,243

		51,425,572

Internet & Direct Marketing Retail–0.51%
eBay, Inc.	118,386	7,872,669

Investment Banking & Brokerage–2.97%
Goldman Sachs Group, Inc. (The)	65,208	24,945,320

Morgan Stanley	210,710	20,683,294

		45,628,614

IT Consulting & Other Services–3.43%
Cognizant Technology Solutions Corp., Class A	382,860	33,967,339

DXC Technology Co.(c)	583,265	18,775,301

		52,742,640

Life & Health Insurance–0.94%
MetLife, Inc.	230,798	14,422,567

Managed Health Care–3.03%
Anthem, Inc.	84,706	39,264,619

UnitedHealth Group, Inc.	14,365	7,213,241

		46,477,860

Multi-line Insurance–2.35%
American International Group, Inc.	635,749	36,148,688

Oil & Gas Exploration & Production–8.17%
Canadian Natural Resources Ltd. (Canada)	360,613	15,237,571

ConocoPhillips	191,472	13,820,449

Devon Energy Corp.	657,638	28,968,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

	Shares	Value

Oil & Gas Exploration & Production–(continued)
Hess Corp.	233,384	$17,277,418

Marathon Oil Corp.	1,470,298	24,142,293

Pioneer Natural Resources Co.	143,279	26,059,584

		125,506,269

Packaged Foods & Meats–0.64%
Kraft Heinz Co. (The)	275,000	9,872,500

Paper Packaging–1.37%
International Paper Co.	447,226	21,010,677

Pharmaceuticals–4.98%
Bristol-Myers Squibb Co.	230,577	14,376,476

Johnson & Johnson	155,214	26,552,459

Merck & Co., Inc.	179,737	13,775,044

Sanofi, ADR (France)	433,765	21,731,626

		76,435,605

Property & Casualty Insurance–0.85%
Allstate Corp. (The)	111,247	13,088,210

Regional Banks–3.31%
Citizens Financial Group, Inc.	456,102	21,550,819

Fifth Third Bancorp(b)	491,290	21,395,680

Huntington Bancshares, Inc.	507,750	7,829,505

		50,776,004

Semiconductors–4.19%
Intel Corp.	226,035	11,640,802

NXP Semiconductors N.V. (China)	128,741	29,324,625

QUALCOMM, Inc.	128,196	23,443,203

		64,408,630

Soft Drinks–1.81%
Coca-Cola Co. (The)	469,743	27,813,483

	Shares	Value

Systems Software–1.78%
Microsoft Corp.	81,478	$27,402,681

Tobacco–4.24%
Altria Group, Inc.	405,168	19,200,912

Philip Morris International, Inc.	484,024	45,982,280

		65,183,192

Total Common Stocks & Other Equity Interests (Cost $931,126,736)		1,515,427,160

Money Market Funds–2.38%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	12,679,687	12,679,687

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(d)(e)	9,346,393	9,348,262

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	14,491,071	14,491,071

Total Money Market Funds (Cost $36,519,054)		36,519,020

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.04% (Cost $967,645,790)		1,551,946,180

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.14%
Invesco Private Government Fund, 0.02%(d)(e)(f)	655,872	655,872

Invesco Private Prime Fund, 0.11%(d)(e)(f)	1,530,062	1,530,368

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,186,240)		2,186,240

TOTAL INVESTMENTS IN SECURITIES–101.18% (Cost $969,832,030)		1,554,132,420

OTHER ASSETS LESS LIABILITIES–(1.18)%		(18,150,256)

NET ASSETS–100.00%		$1,535,982,164

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at December 31, 2021.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$11,190,529	$88,628,723	$ (87,139,565)	$ -	$ -	$12,679,687	$ 2,651

Invesco Liquid Assets Portfolio, Institutional Class	8,570,721	63,056,233	(62,278,254)	(3,371)	2,933	9,348,262	1,261

Invesco Treasury Portfolio, Institutional Class	12,789,175	101,289,969	(99,588,073)	-	-	14,491,071	1,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$94,639,781	$(93,983,909)	$-	$-	$655,872	$346	*
Invesco Private Prime Fund	-	198,978,740	(197,443,794)	-	(4,578)	1,530,368	4,348	*
Total	$32,550,425	$546,593,446	$(540,433,595)	$(3,371)	$(1,645)	$38,705,260	$9,726

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

Currency Risk

01/07/2022	Canadian Imperial Bank of Commerce	USD	729,859	CAD	931,030	$ 6,161

01/07/2022	Deutsche Bank AG	USD	900,688	CAD	1,151,006	9,233

01/07/2022	Goldman Sachs International	CAD	618,674	USD	489,263	175

01/07/2022	JP Morgan Chase Bank N.A.	USD	375,666	CAD	486,128	8,639

01/07/2022	Royal Bank of Canada	CAD	597,941	USD	472,954	255

Subtotal–Appreciation						24,463

Currency Risk

01/07/2022	Canadian Imperial Bank of Commerce	CAD	22,933,961	USD	17,907,696	(222,603)

01/07/2022	Deutsche Bank AG	EUR	567,704	USD	641,675	(4,693)

01/07/2022	Royal Bank of Canada	CAD	716,899	USD	559,557	(7,183)

01/07/2022	Royal Bank of Canada	EUR	9,112,839	USD	10,334,288	(41,282)

01/07/2022	State Street Bank & Trust Co.	CAD	607,048	USD	472,996	(6,902)

Subtotal–Depreciation						(282,663)

Total Forward Foreign Currency Contracts						$(258,200)

Abbreviations:

CAD – Canadian Dollar

EUR – Euro

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $931,126,736)*	$1,515,427,160

Investments in affiliated money market funds, at value (Cost $38,705,294)	38,705,260

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	24,463

Foreign currencies, at value (Cost $512)	511

Receivable for:
Fund shares sold	79,843

Dividends	2,196,020

Investment for trustee deferred compensation and retirement plans	199,178

Other assets	5,885

Total assets	1,556,638,320

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	282,663

Payable for:
Fund shares reacquired	16,295,834

Amount due custodian	648,092

Collateral upon return of securities loaned	2,186,240

Accrued fees to affiliates	949,823

Accrued other operating expenses	73,902

Trustee deferred compensation and retirement plans	219,602

Total liabilities	20,656,156

Net assets applicable to shares outstanding	$1,535,982,164

Net assets consist of:
Shares of beneficial interest	$911,097,766

Distributable earnings	624,884,398

$1,535,982,164

Net Assets:
Series I	$212,549,526

Series II	$1,323,432,638

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	10,052,187

Series II	62,872,174

Series I:
Net asset value per share	$21.14

Series II:
Net asset value per share	$21.05

*	At December 31, 2021, securities with an aggregate value of $2,144,417 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $384,452)	$33,798,693

Dividends from affiliated money market funds (includes securities lending income of $83,433)	88,465

Total investment income	33,887,158

Expenses:
Advisory fees	8,450,199

Administrative services fees	2,444,219

Custodian fees	10,789

Distribution fees - Series II	3,210,110

Transfer agent fees	56,040

Trustees’ and officers’ fees and benefits	34,339

Reports to shareholders	11,759

Professional services fees	49,882

Other	21,941

Total expenses	14,289,278

Less: Fees waived	(11,178)

Net expenses	14,278,100

Net investment income	19,609,058

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	110,200,213

Affiliated investment securities	(1,645)

Foreign currencies	54,282

Forward foreign currency contracts	751,806

111,004,656

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	283,976,768

Affiliated investment securities	(3,371)

Foreign currencies	(10,208)

Forward foreign currency contracts	289,186

284,252,375

Net realized and unrealized gain	395,257,031

Net increase in net assets resulting from operations	$414,866,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$19,609,058	$24,065,133

Net realized gain (loss)	111,004,656	(86,067,987)

Change in net unrealized appreciation	284,252,375	49,751,316

Net increase (decrease) in net assets resulting from operations	414,866,089	(12,251,538)

Distributions to shareholders from distributable earnings:
Series I	(3,720,325)	(8,343,228)

Series II	(20,542,786)	(50,127,365)

Total distributions from distributable earnings	(24,263,111)	(58,470,593)

Share transactions–net:
Series I	(23,075,037)	(6,729,781)

Series II	(158,052,169)	(35,671,961)

Net increase (decrease) in net assets resulting from share transactions	(181,127,206)	(42,401,742)

Net increase (decrease) in net assets	209,475,772	(113,123,873)

Net assets:
Beginning of year	1,326,506,392	1,439,630,265

End of year	$1,535,982,164	$1,326,506,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/21	$16.13	$0.30	$5.07	$5.37	$(0.36)	$ -	$(0.36)	$21.14	33.36%	$212,550	0.74%	0.74%	1.53%	16%
Year ended 12/31/20	17.16	0.32	(0.59)	(0.27)	(0.36)	(0.40)	(0.76)	16.13	(0.85)	181,594	0.75	0.75	2.24	38
Year ended 12/31/19	16.12	0.37	3.45	3.82	(0.37)	(2.41)	(2.78)	17.16	25.30	199,521	0.74	0.74	2.09	21
Year ended 12/31/18	20.62	0.33	(2.41)	(2.08)	(0.36)	(2.06)	(2.42)	16.12	(12.16)	214,084	0.75	0.75	1.63	19
Year ended 12/31/17	18.69	0.28	2.94	3.22	(0.44)	(0.85)	(1.29)	20.62	17.85	270,651	0.75	0.75	1.47	13
Series II
Year ended 12/31/21	16.07	0.25	5.05	5.30	(0.32)	-	(0.32)	21.05	33.04	1,323,433	0.99	0.99	1.28	16
Year ended 12/31/20	17.09	0.28	(0.58)	(0.30)	(0.32)	(0.40)	(0.72)	16.07	(1.09)	1,144,913	1.00	1.00	1.99	38
Year ended 12/31/19	16.06	0.32	3.44	3.76	(0.32)	(2.41)	(2.73)	17.09	24.94	1,240,109	0.99	0.99	1.84	21
Year ended 12/31/18	20.54	0.28	(2.40)	(2.12)	(0.30)	(2.06)	(2.36)	16.06	(12.37)	1,098,666	1.00	1.00	1.38	19
Year ended 12/31/17	18.62	0.23	2.93	3.16	(0.39)	(0.85)	(1.24)	20.54	17.58	1,643,281	1.00	1.00	1.22	13

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Comstock Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. Comstock Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. Comstock Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2– Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.600%

Next $500 million	0.550%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.57%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective May 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). Prior to May 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $11,178.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $209,536 for accounting and fund administrative services and was reimbursed $2,234,683 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2021, the Fund incurred $6,665 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Comstock Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,515,427,160	$–	$–	$1,515,427,160

Money Market Funds	36,519,020	2,186,240	–	38,705,260

Total Investments in Securities	1,551,946,180	2,186,240	–	1,554,132,420

Other Investments - Assets*

Forward Foreign Currency Contracts	–	24,463	–	24,463

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(282,663)	–	(282,663)

Total Other Investments	–	(258,200)	–	(258,200)

Total Investments	$1,551,946,180	$1,928,040	$–	$1,553,874,220

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

Value

Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$24,463

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$24,463

Value

Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(282,663)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(282,663)

Invesco V.I. Comstock Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged

	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Canadian Imperial Bank of Commerce	$ 6,161	$(222,603)	$(216,442)	$–	$–	$(216,442)

Deutsche Bank AG	9,233	(4,693)	4,540	–	–	4,540

Goldman Sachs International	175	-	175	–	–	175

JP Morgan Chase Bank N.A.	8,639	-	8,639	–	–	8,639

Royal Bank of Canada	255	(48,465)	(48,210)	–	–	(48,210)

State Street Bank & Trust Co.	-	(6,902)	(6,902)	–	–	(6,902)

Total	$24,463	$(282,663)	$(258,200)	$–	$–	$(258,200)

Effect of Derivative Investments for the year ended December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Currency
Risk
Realized Gain:
Forward foreign currency contracts	$751,806
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	289,186
Total	$1,040,992

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts
Average notional value	$35,953,892

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020

Ordinary income*	$24,263,111	$26,325,878

Long-term capital gain	–	32,144,715

Total distributions	$24,263,111	$58,470,593

*	Includes short-term capital gain distributions, if any.

Invesco V.I. Comstock Fund

Tax Components of Net Assets at Period-End:
2021

Undistributed ordinary income	$34,105,644

Undistributed long-term capital gain	27,250,736

Net unrealized appreciation – investments	563,657,647

Net unrealized appreciation – foreign currencies	426

Temporary book/tax differences	(130,055)

Shares of beneficial interest	911,097,766

Total net assets	$1,535,982,164

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $231,078,447 and $426,590,215, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$575,432,477

Aggregate unrealized (depreciation) of investments	(11,774,830)

Net unrealized appreciation of investments	$563,657,647

Cost of investments for tax purposes is $990,216,573.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, fair fund distributions and securities litigation, on December 31, 2021, undistributed net investment income was increased by $197,142 and undistributed net realized gain was decreased by $197,142. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	1,134,757	$22,239,616	1,063,167	$14,212,924

Series II	3,425,435	67,116,132	9,025,347	114,751,533

Issued as reinvestment of dividends:
Series I	179,726	3,720,325	599,370	8,343,228

Series II	996,739	20,542,786	3,614,085	50,127,365

Reacquired:
Series I	(2,519,229)	(49,034,978)	(2,029,930)	(29,285,933)

Series II	(12,795,370)	(245,711,087)	(13,940,262)	(200,550,859)

Net increase (decrease) in share activity	(9,577,942)	$(181,127,206)	(1,668,223)	$(42,401,742)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Comstock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Comstock Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,076.10	$3.87	$1,021.48	$3.77	0.74%
Series II	1,000.00	1,074.90	5.18	1,020.21	5.04	0.99

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	99.98%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Comstock Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Conservative Balanced Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VICBAL-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Conservative Balanced Fund (the Fund) outperformed the Custom Invesco V.I. Conservative Balanced Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	10.63%
Series II Shares	10.30
Russell 3000 Index▼	25.66
Bloomberg U.S. Aggregate Bond Index▼	-1.54
Custom Invesco V.I. Conservative Balanced Index∎	7.49

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the fiscal year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates, investors remained optimistic about the strength of the economic recovery as the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter and economically sensitive areas such as the consumer discretionary and industrials sectors began to recover. The broader bond market, as represented by the Bloomberg U.S. Aggregate Bond Index, posted a negative 1.54% return for the fiscal year. The four primary sectors of the Fund’s broad market/style-specific benchmark, Bloomberg U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted negative returns for the fiscal year.

    During the fiscal year, stock selection in the information technology, real estate and communication services sectors were the largest contributors to the equity holding’s performance versus the Russell 3000® Index. This was offset by weaker stock selection in the consumer discretionary, consumer staples and energy sectors.

    The largest individual contributors to the Fund’s performance during the fiscal year included Applied Materials, NVIDIA and Alphabet. Applied Materials and semiconductor equipment companies, in general, benefited from the strong secular demand for semiconductors, which has supported positive earnings estimate revisions. NVIDIA experienced strength in both its gaming and data center businesses for accelerated computing. Those end markets had secular growth tailwinds and are in the early stages of new product cycles. Alphabet continues to benefit from strong results in its advertising cloud businesses.

    The largest individual detractors to the Fund’s performance during the fiscal year included Zynga, LHC and VMWare. Zynga was under pressure after the rollout of the ATT (application tracking transparency) privacy framework from Apple that adversely impacted the acquisition of new users. LHC was under pressure due to concerns about labor shortages in health care positions and that COVID-19 was causing a lack of referrals from skilled nursing facilities. VMWare completed a spin-off during the fourth quarter of 2021 which included a special dividend of $11.5 billion. The Fund’s underperformance mainly resulted from a share price decline in the amount of the special dividend.

    The fixed income portion of the Fund generated negative returns for the fiscal year but outperformed its broad market/style-specific benchmark. Overweight exposure to investment-grade was the most notable contributor to the Fund’s relative performance. Underperformance from Treasuries and other government-related assets was driven by a flattening of the yield curve, signaling inflation concerns. Security selection in the financial institutions, technology, media and telecom also contributed to the Fund’s relative performance during the fiscal year while security selection within the industrials and consumer non-cyclical sectors detracted from relative performance.

    Thank you for your investment in Invesco V.I Conservative Balanced Fund.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Portfolio manager(s):

Michael Hyman

Magnus Krantz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The

Invesco V.I. Conservative Balanced Fund

information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Conservative Balanced Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (2/9/87)	7.30%
10 Years	8.47
5 Years	9.08
1 Year	10.63

Series II Shares
Inception (5/1/02)	4.80%
10 Years	8.20
5 Years	8.80
1 Year	10.30

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Conservative Balanced Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Conservative Balanced Fund (renamed Invesco V.I. Conservative Balanced Fund on April 30, 2021). Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Conservative Balanced Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Conservative Balanced Fund

Supplemental Information

Invesco V.I. Conservative Balanced Fund’s investment objective is to seek total return.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Custom Invesco V.I. Conservative Balanced Index is composed of 65% Bloomberg U.S. Aggregate Bond Index/35% Russell 3000® Index.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Conservative Balanced Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

Common Stocks & Other Equity Interests	51.03%

U.S. Dollar Denominated Bonds & Notes	21.78

Asset-Backed Securities	13.78

U.S. Government Sponsored Agency Mortgage-Backed Securities	10.48

U.S. Treasury Securities	7.11

Security Types Each Less Than 1% of Portfolio	0.93

Money Market Funds Plus Other Assets Less Liabilities	(5.11)

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	3.06%

2.	Alphabet, Inc., Class A	3.00

3.	Amazon.com, Inc.	2.38

4.	Apple, Inc.	2.09

5.	VMware, Inc., Class A	1.37

6.	JPMorgan Chase & Co.	1.35

7.	UnitedHealth Group, Inc.	1.23

8.	Prologis, Inc.	1.20

9.	NVIDIA Corp.	1.19

10.	QUALCOMM, Inc.	1.03

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Conservative Balanced Fund

Schedule of Investments(a)

December 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests–51.03%
Aerospace & Defense–0.91%
Boeing Co. (The)(b)	3,550	$ 714,686

Raytheon Technologies Corp.	13,057	1,123,685

		1,838,371

Air Freight & Logistics–0.72%
United Parcel Service, Inc., Class B	6,833	1,464,585

Airlines–0.23%
Spirit Airlines, Inc.(b)	21,568	471,261

Apparel Retail–0.53%
Ross Stores, Inc.	9,465	1,081,660

Apparel, Accessories & Luxury Goods–0.34%
Tapestry, Inc.	17,117	694,950

Application Software–1.64%
Consensus Cloud Solutions, Inc.(b)	951	55,034
Q2 Holdings, Inc.(b)	4,970	394,817
salesforce.com, inc.(b)	6,472	1,644,729
Workday, Inc., Class A(b)	4,481	1,224,120
		3,318,700

Automobile Manufacturers–1.11%
General Motors Co.(b)	21,468	1,258,669
Tesla, Inc.(b)	944	997,600
		2,256,269

Automotive Retail–0.55%
CarMax, Inc.(b)	8,619	1,122,452

Biotechnology–0.25%
Seagen, Inc.(b)	3,321	513,427

Cable & Satellite–0.35%
Charter Communications, Inc., Class A(b)	1,093	712,603

Construction Machinery & Heavy Trucks–0.46%
Caterpillar, Inc.	4,537	937,979

Construction Materials–0.45%
Vulcan Materials Co.	4,405	914,390

Consumer Finance–0.47%
Capital One Financial Corp.	6,617	960,061

Data Processing & Outsourced Services–0.97%
Mastercard, Inc., Class A	5,440	1,954,701

Distillers & Vintners–0.51%
Constellation Brands, Inc., Class A	4,072	1,021,950

Diversified Banks–1.35%
JPMorgan Chase & Co.	17,302	2,739,772

Diversified Metals & Mining–0.24%
Compass Minerals International, Inc.	9,440	482,195

	Shares	Value
Electric Utilities–0.64%
Avangrid, Inc.	26,143	$ 1,304,013

Electrical Components & Equipment–0.30%
Rockwell Automation, Inc.	1,765	615,720

Fertilizers & Agricultural Chemicals–0.17%
Scotts Miracle-Gro Co. (The)	2,073	333,753

Financial Exchanges & Data–0.87%
Intercontinental Exchange, Inc.	12,900	1,764,333

Food Distributors–0.51%
Sysco Corp.	13,198	1,036,703

Gas Utilities–0.81%
ONE Gas, Inc.	16,995	1,318,642
Suburban Propane Partners L.P.	22,085	323,545
		1,642,187

Health Care Equipment–1.14%
Boston Scientific Corp.(b)	17,046	724,114
CryoPort, Inc.(b)	6,532	386,499
DexCom, Inc.(b)	1,118	600,310
Zimmer Biomet Holdings, Inc.	4,627	587,814
		2,298,737

Health Care Facilities–1.09%
HCA Healthcare, Inc.	3,859	991,454
Tenet Healthcare Corp.(b)	14,793	1,208,440
		2,199,894

Health Care Services–0.28%
LHC Group, Inc.(b)	4,189	574,856

Health Care Supplies–0.21%
Cooper Cos., Inc. (The)	1,006	421,454

Home Improvement Retail–0.69%
Home Depot, Inc. (The)	3,379	1,402,319

Homebuilding–0.52%
D.R. Horton, Inc.	9,703	1,052,290

Hotels, Resorts & Cruise Lines–0.26%
Airbnb, Inc., Class A(b)	3,184	530,104

Human Resource & Employment Services–0.48%
Korn Ferry	12,820	970,859

Industrial Conglomerates–0.42%
Honeywell International, Inc.	4,117	858,436

Industrial Machinery–0.37%
Stanley Black & Decker, Inc.	4,005	755,423

Industrial REITs–1.20%
Prologis, Inc.	14,481	2,438,021

Insurance Brokers–0.70%
Arthur J. Gallagher & Co.	8,364	1,419,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Shares	Value
Integrated Oil & Gas–0.67%

Exxon Mobil Corp.	22,051	$ 1,349,301

Integrated Telecommunication Services–0.79%

Verizon Communications, Inc.	30,775	1,599,069

Interactive Home Entertainment–0.32%

Zynga, Inc., Class A(b)	101,071	646,854

Interactive Media & Services–3.79%
Alphabet, Inc., Class A(b)	2,100	6,083,784
Bumble, Inc., Class A(b)	3,829	129,650
Snap, Inc., Class A(b)	24,137	1,135,163

Ziff Davis, Inc.(b)	2,854	316,395

		7,664,992

Internet & Direct Marketing Retail–2.38%

Amazon.com, Inc.(b)	1,443	4,811,453

Internet Services & Infrastructure–0.08%

Snowflake, Inc., Class A(b)	480	162,600

Investment Banking & Brokerage–0.51%

Raymond James Financial, Inc.	10,264	1,030,506

Leisure Facilities–0.14%

Cedar Fair L.P.(b)	5,485	274,579

Life Sciences Tools & Services–0.32%

Avantor, Inc.(b)	15,586	656,794

Managed Health Care–1.23%

UnitedHealth Group, Inc.	4,953	2,487,099

Metal & Glass Containers–0.33%

Silgan Holdings, Inc.	15,688	672,074

Movies & Entertainment–0.39%

Netflix, Inc.(b)	1,311	789,799

Multi-Utilities–0.27%

Dominion Energy, Inc.	6,834	536,879

Office REITs–0.25%

Alexandria Real Estate Equities, Inc.	2,308	514,592

Office Services & Supplies–0.20%

ACCO Brands Corp.	48,950	404,327

Oil & Gas Exploration & Production–0.21%

Coterra Energy, Inc.	22,605	429,495

Oil & Gas Storage & Transportation–0.24%

Energy Transfer L.P.	58,436	480,928

Pharmaceuticals–2.19%
AstraZeneca PLC, ADR (United Kingdom)	16,954	987,571
Bayer AG (Germany)	12,769	683,582
Catalent, Inc.(b)	6,562	840,133
Eli Lilly and Co.	5,220	1,441,868

Organon & Co.	15,521	472,614

		4,425,768

Property & Casualty Insurance–0.59%
Allstate Corp. (The)	10,213	1,201,559

	Shares	Value
Regional Banks–1.31%
East West Bancorp, Inc.	8,757	$ 689,001
First Citizens BancShares, Inc., Class A	1,020	846,437

Signature Bank	3,464	1,120,500

		2,655,938

Restaurants–0.65%

Starbucks Corp.	11,177	1,307,374

Semiconductor Equipment–0.92%

Applied Materials, Inc.	11,830	1,861,569

Semiconductors–3.10%
Advanced Micro Devices, Inc.(b)	12,348	1,776,877
NVIDIA Corp.	8,190	2,408,761

QUALCOMM, Inc.	11,393	2,083,438

		6,269,076

Soft Drinks–0.77%
Coca-Cola Co. (The)	26,456	1,566,460

Specialty Chemicals–0.48%
Diversey Holdings Ltd.(b)	32,753	435,942

NewMarket Corp.	1,554	532,587

		968,529

Specialty Stores–0.54%

Tractor Supply Co.	4,583	1,093,504

Systems Software–4.53%
BlackBerry Ltd. (Canada)(b)	21,186	198,089
Microsoft Corp.	18,439	6,201,405

VMware, Inc., Class A	23,860	2,764,897

		9,164,391

Technology Hardware, Storage & Peripherals–2.09%

Apple, Inc.	23,800	4,226,166
Total Common Stocks & Other Equity Interests (Cost $66,885,093)		103,355,223

	Principal Amount
U.S. Dollar Denominated Bonds & Notes–21.78%
Advertising–0.04%
Interpublic Group of Cos., Inc. (The), 4.20%, 04/15/2024	$27,000	28,837
WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	50,000	52,893

		81,730

Aerospace & Defense–0.10%
BAE Systems Holdings, Inc. (United Kingdom), 3.85%, 12/15/2025(c)	39,000	41,839
Boeing Co. (The), 2.20%, 02/04/2026	112,000	112,065
L3Harris Technologies, Inc., 3.85%, 06/15/2023	53,000	55,068

		208,972

Agricultural Products–0.10%
Bunge Ltd. Finance Corp., 2.75%, 05/14/2031	193,000	196,081

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value
Airlines–0.42%
American Airlines Pass-Through Trust,
Series 2021-1, Class B, 3.95%, 07/11/2030	$106,000	$ 105,349
Series 2021-1, Class A, 2.88%, 07/11/2034	143,000	142,258
British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035(c)	66,993	66,989
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(c)	118,121	124,220
4.75%, 10/20/2028(c)	231,481	252,958
United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/2027	152,658	167,506
		859,280

Apparel Retail–0.03%
Ross Stores, Inc., 3.38%, 09/15/2024	59,000	61,916

Application Software–0.15%
salesforce.com, inc.,
2.90%, 07/15/2051	183,000	186,711
3.05%, 07/15/2061	111,000	114,500
		301,211

Asset Management & Custody Banks–0.38%

Ares Capital Corp., 2.88%, 06/15/2028	120,000	119,557
Bank of New York Mellon Corp. (The), Series I, 3.75%(d)(e)	290,000	291,760
BlackRock, Inc., 2.10%, 02/25/2032	116,000	115,192
Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	48,000	51,342
CI Financial Corp. (Canada), 3.20%, 12/17/2030	85,000	87,314
FS KKR Capital Corp., 1.65%, 10/12/2024	98,000	96,204
		761,369

Automobile Manufacturers–0.29%
Daimler Finance North America LLC (Germany), 2.55%, 08/15/2022(c)	149,000	150,711
General Motors Financial Co., Inc., 4.15%, 06/19/2023	50,000	52,019
Hyundai Capital America,
5.75%, 04/06/2023(c)	64,000	67,587
4.13%, 06/08/2023(c)	63,000	65,476
2.00%, 06/15/2028(c)	128,000	124,889
Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/2026(c)	129,000	125,996
		586,678

Automotive Retail–0.09%
Advance Auto Parts, Inc., 1.75%, 10/01/2027	180,000	175,056

Biotechnology–0.05%
AbbVie, Inc., 3.85%, 06/15/2024	101,000	106,970

Brewers–0.02%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 01/15/2039	30,000	48,798

	Principal Amount	Value
Building Products–0.05%
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 2.00%, 09/16/2031	$51,000	$ 49,444
Masco Corp., 1.50%, 02/15/2028	64,000	61,994
		111,438

Cable & Satellite–0.48%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
1.78% (3 mo. USD LIBOR + 1.65%), 02/01/2024(f)	128,000	130,835
3.50%, 06/01/2041	78,000	76,185
3.50%, 03/01/2042	139,000	135,063
3.90%, 06/01/2052	109,000	109,513
3.85%, 04/01/2061	99,000	93,639
4.40%, 12/01/2061	52,000	53,926
Comcast Corp., 2.65%, 08/15/2062	64,000	56,932
Cox Communications, Inc.,

2.60%, 06/15/2031(c)	100,000	99,997

3.60%, 06/15/2051(c)	213,000	223,600
		979,690

Communications Equipment–0.02%
Motorola Solutions, Inc., 4.60%, 02/23/2028	41,000	46,328

Computer & Electronics Retail–0.11%
Dell International LLC/EMC Corp.,
5.30%, 10/01/2029	61,000	71,574
3.45%, 12/15/2051(c)	94,000	90,413
Leidos, Inc., 2.30%, 02/15/2031	73,000	70,402
		232,389

Consumer Finance–0.06%
Ally Financial, Inc., 2.20%, 11/02/2028	73,000	72,572
Synchrony Financial, 4.25%, 08/15/2024	39,000	41,331
		113,903

Data Processing & Outsourced Services–0.03%
Mastercard, Inc., 2.00%, 11/18/2031	55,000	54,882

Distillers & Vintners–0.07%
Pernod Ricard S.A. (France), 4.25%, 07/15/2022(c)	134,000	136,635

Diversified Banks–4.90%
ASB Bank Ltd. (New Zealand), 2.38%, 10/22/2031(c)	200,000	199,018
Bank of America Corp.,
3.37%, 01/23/2026(d)	49,000	51,583
3.82%, 01/20/2028(d)	31,000	33,592
4.27%, 07/23/2029(d)	27,000	30,123
2.59%, 04/29/2031(d)	41,000	41,462
2.69%, 04/22/2032(d)	185,000	187,940
2.30%, 07/21/2032(d)	89,000	87,601
2.57%, 10/20/2032(d)	105,000	105,581
2.48%, 09/21/2036(d)	144,000	139,641
7.75%, 05/14/2038	115,000	180,482

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value
Diversified Banks–(continued)
Barclays PLC (United Kingdom),

2.28%, 11/24/2027(d)	$200,000	$ 200,474
3.33%, 11/24/2042(d)	200,000	203,904
BPCE S.A. (France),

4.50%, 03/15/2025(c)	184,000	198,426
2.05%, 10/19/2027(c)(d)	250,000	247,997
Citigroup, Inc.,
3.11%, 04/08/2026(d)	54,000	56,647
4.08%, 04/23/2029(d)	44,000	48,562
4.41%, 03/31/2031(d)	46,000	52,588
2.56%, 05/01/2032(d)	119,000	119,743
2.52%, 11/03/2032(d)	70,000	69,994
2.90%, 11/03/2042(d)	105,000	104,163
3.88%(d)(e)(g)	309,000	309,773
Series V, 4.70%(d)(e)	160,000	162,032
Series Y, 4.15%(d)(e)	146,000	148,738
Commonwealth Bank of Australia (Australia),
2.69%, 03/11/2031(c)	200,000	196,888
3.31%, 03/11/2041(c)	200,000	204,252
Credit Agricole S.A. (France),
4.38%, 03/17/2025(c)	304,000	326,947
7.88%(c)(d)(e)	200,000	219,494

Danske Bank A/S (Denmark), 1.55%, 09/10/2027(c)(d)	200,000	195,517

Discover Bank, 4.65%, 09/13/2028	122,000	138,550
HSBC Holdings PLC (United Kingdom),
3.95%, 05/18/2024(d)	109,000	113,075
2.25%, 11/22/2027(d)	200,000	200,534
4.04%, 03/13/2028(d)	135,000	146,031
4.58%, 06/19/2029(d)	183,000	205,171
2.87%, 11/22/2032(d)	200,000	201,880
4.60%(d)(e)	225,000	225,378
6.25%(d)(e)	203,000	211,120
ING Groep N.V. (Netherlands),
1.06% (SOFR + 1.01%), 04/01/2027(f)	308,000	310,928
6.88%(c)(d)(e)	200,000	203,500
Series NC10, 4.25%(d)(e)	171,000	161,595
JPMorgan Chase & Co.,
3.80%, 07/23/2024(d)	68,000	70,893
2.08%, 04/22/2026(d)	73,000	74,148
3.78%, 02/01/2028(d)	55,000	59,581
3.54%, 05/01/2028(d)	42,000	45,647
2.58%, 04/22/2032(d)	116,000	117,614
3.11%, 04/22/2041(d)	45,000	46,698
Mizuho Financial Group, Inc. (Japan), 2.56%, 09/13/2031	200,000	195,148
National Australia Bank Ltd. (Australia), 3.93%, 08/02/2034(c)(d)	154,000	163,420

Nordea Bank Abp (Finland), 3.75%(c)(d)(e)	210,000	199,605

PNC Bank N.A., 2.50%, 08/27/2024	252,000	260,347
Royal Bank of Canada (Canada),

3.70%, 10/05/2023	46,000	48,270
2.30%, 11/03/2031	33,000	33,191
Standard Chartered PLC (United Kingdom), 2.68%, 06/29/2032(c)(d)	200,000	196,714

	Principal Amount	Value
Diversified Banks–(continued)
Sumitomo Mitsui Financial Group, Inc. (Japan),
1.47%, 07/08/2025	$200,000	$ 199,120
2.14%, 09/23/2030	112,000	107,746
2.22%, 09/17/2031	200,000	196,390

Sumitomo Mitsui Trust Bank Ltd. (Japan), 1.35%, 09/16/2026(c)(g)	385,000	378,862

Truist Bank, 2.64%, 09/17/2029(d)	376,000	386,741
U.S. Bancorp,
Series W, 3.10%, 04/27/2026	39,000	41,254
1.38%, 07/22/2030	41,000	38,622
2.49%, 11/03/2036(d)	218,000	217,401
3.70%(d)(e)(g)	320,000	320,736
Wells Fargo & Co.,
3.58%, 05/22/2028(d)	41,000	44,108
4.75%, 12/07/2046	30,000	37,530
Series BB, 3.90%(d)(e)	128,000	131,600
Westpac Banking Corp. (Australia), 3.13%, 11/18/2041	71,000	70,501
		9,922,811

Diversified Capital Markets–0.61%

Credit Suisse AG (Switzerland), 3.63%, 09/09/2024	197,000	209,025
Credit Suisse Group AG (Switzerland),

4.55%, 04/17/2026	154,000	169,844
4.19%, 04/01/2031(c)(d)	250,000	276,005
5.10%(c)(d)(e)	201,000	201,754
UBS Group AG (Switzerland),

4.13%, 04/15/2026(c)	160,000	174,771
4.38%(c)(d)(e)	200,000	198,060
		1,229,459

Diversified Chemicals–0.02%
Dow Chemical Co. (The), 3.63%, 05/15/2026	34,000	36,664

Diversified Metals & Mining–0.06%
Rio Tinto Finance USA Ltd. (Australia), 2.75%, 11/02/2051	132,000	131,112

Diversified REITs–0.15%

American Campus Communities Operating Partnership L.P., 2.25%, 01/15/2029	66,000	65,334
Brixmor Operating Partnership L.P.,
4.13%, 05/15/2029	27,000	29,940
4.05%, 07/01/2030	41,000	44,788
2.50%, 08/16/2031	58,000	56,822
CubeSmart L.P.,

2.25%, 12/15/2028	39,000	39,038
2.50%, 02/15/2032	71,000	70,769
		306,691

Drug Retail–0.14%
CK Hutchison International 21 Ltd. (United Kingdom), 1.50%, 04/15/2026(c)	280,000	276,457

Electric Utilities–0.44%

AEP Texas, Inc., 3.95%, 06/01/2028(c)	172,000	188,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal
	Amount	Value
Electric Utilities–(continued)
Duke Energy Corp., 3.25%, 01/15/2082(d)	$89,000	$ 86,794
EDP Finance B.V. (Portugal), 3.63%, 07/15/2024(c)	231,000	242,556
Enel Finance International N.V. (Italy), 2.88%, 07/12/2041(c)	200,000	192,129
PacifiCorp, 2.90%, 06/15/2052	108,000	106,262
Southern Co. (The), Series 21-A, 3.75%, 09/15/2051(d)	68,000	68,170
		884,507

Electronic Equipment & Instruments–0.08%
Vontier Corp.,
2.40%, 04/01/2028(c)	85,000	82,273
2.95%, 04/01/2031(c)	86,000	85,311
		167,584

Electronic Manufacturing Services–0.03%

Jabil, Inc., 3.00%, 01/15/2031	56,000	57,614

Financial Exchanges & Data–0.24%

Intercontinental Exchange, Inc., 3.00%, 09/15/2060	42,000	41,552
Moody’s Corp.,
2.00%, 08/19/2031	95,000	92,484
2.75%, 08/19/2041	111,000	108,534
3.10%, 11/29/2061	241,000	239,637
		482,207

Food Retail–0.10%
Alimentation Couche-Tard, Inc. (Canada),
3.44%, 05/13/2041(c)	80,000	82,491
3.63%, 05/13/2051(c)	123,000	129,675
		212,166

Health Care Distributors–0.04%

McKesson Corp., 1.30%, 08/15/2026	86,000	84,037

Health Care REITs–0.10%
Healthcare Trust of America Holdings L.P.,
3.50%, 08/01/2026	40,000	42,692
2.00%, 03/15/2031	41,000	38,844

Omega Healthcare Investors, Inc., 3.25%, 04/15/2033	115,000	112,227

		193,763

Health Care Services–0.32%

Cigna Corp., 4.13%, 11/15/2025	39,000	42,682

CVS Health Corp., 1.30%, 08/21/2027	57,000	55,303

Fresenius Medical Care US Finance II, Inc. (Germany), 5.88%, 01/31/2022(c)	70,000	70,251

Fresenius Medical Care US Finance III, Inc. (Germany), 1.88%, 12/01/2026(c)	150,000	148,477
Piedmont Healthcare, Inc.,
Series 2032, 2.04%, 01/01/2032	58,000	56,465
Series 2042, 2.72%, 01/01/2042	56,000	54,785
2.86%, 01/01/2052	65,000	63,571

	Principal
	Amount	Value
Health Care Services–(continued)

Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	$171,000	$ 165,717

		657,251

Homebuilding–0.11%

D.R. Horton, Inc., 4.75%, 02/15/2023	46,000	47,525

M.D.C. Holdings, Inc., 3.97%, 08/06/2061	183,000	175,255

		222,780

Hotels, Resorts & Cruise Lines–0.33%
Expedia Group, Inc.,
4.63%, 08/01/2027	39,000	43,456
3.25%, 02/15/2030	423,000	432,128
2.95%, 03/15/2031	193,000	192,926
		668,510

Independent Power Producers & Energy Traders–0.12%
AES Corp. (The),
1.38%, 01/15/2026	40,000	38,872
2.45%, 01/15/2031	45,000	43,890

Deutsche Telekom International Finance B.V. (Germany), 4.38%, 06/21/2028(c)	146,000	163,125

		245,887

Industrial Machinery–0.02%
Flowserve Corp., 2.80%, 01/15/2032	43,000	41,887

Industrial REITs–0.03%
LXP Industrial Trust, 2.38%, 10/01/2031	73,000	70,126

Insurance Brokers–0.13%

Arthur J. Gallagher & Co., 3.50%, 05/20/2051	70,000	74,100

Assured Guaranty US Holdings, Inc., 3.60%, 09/15/2051	50,000	52,119
Marsh & McLennan Cos., Inc.,
2.38%, 12/15/2031	65,000	65,692
2.90%, 12/15/2051	65,000	65,038
		256,949

Integrated Oil & Gas–0.37%
BP Capital Markets America, Inc.,
3.06%, 06/17/2041	150,000	152,081
2.94%, 06/04/2051	73,000	70,265
3.00%, 03/17/2052	75,000	73,558

Gray Oak Pipeline LLC, 2.60%, 10/15/2025(c)	50,000	50,110
Shell International Finance B.V. (Netherlands),

2.88%, 11/26/2041	195,000	195,548
3.00%, 11/26/2051	195,000	198,632
		740,194

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal
	Amount	Value
Integrated Telecommunication Services–0.86%
AT&T, Inc.,
0.69% (SOFR + 0.64%), 03/25/2024(f)	$130,000	$ 130,045
4.30%, 02/15/2030	53,000	59,712
2.55%, 12/01/2033	229,000	224,238
3.10%, 02/01/2043	62,000	60,400
3.50%, 09/15/2053	100,000	101,078
3.50%, 02/01/2061	39,000	38,473

NBN Co. Ltd. (Australia), 1.63%, 01/08/2027(c)	200,000	196,353
Verizon Communications, Inc.,
1.75%, 01/20/2031	37,000	35,063
2.55%, 03/21/2031	50,000	50,497
2.36%, 03/15/2032(c)	416,000	410,367
2.65%, 11/20/2040	34,000	32,365
3.40%, 03/22/2041	53,000	55,587
2.85%, 09/03/2041	157,000	155,192
2.88%, 11/20/2050	35,000	33,309
3.55%, 03/22/2051	27,000	29,144
3.00%, 11/20/2060	50,000	47,410
3.70%, 03/22/2061	68,000	73,879
		1,733,112

Interactive Home Entertainment–0.05%

Electronic Arts, Inc., 1.85%, 02/15/2031	100,000	95,950

Internet & Direct Marketing Retail–0.15%
Amazon.com, Inc.,
2.88%, 05/12/2041	134,000	139,414
3.10%, 05/12/2051	162,000	173,386
		312,800

Internet Services & Infrastructure–0.03%

VeriSign, Inc., 2.70%, 06/15/2031	71,000	71,457

Investment Banking & Brokerage–1.42%

Brookfield Finance I (UK) PLC (Canada), 2.34%, 01/30/2032	113,000	110,346
Goldman Sachs Group, Inc. (The),
0.63% (SOFR + 0.58%), 03/08/2024(f)	229,000	229,046
3.50%, 04/01/2025	50,000	52,909
3.50%, 11/16/2026	27,000	28,789
0.84% (SOFR + 0.79%), 12/09/2026(f)	451,000	454,050
1.09%, 12/09/2026(d)	64,000	62,399
0.86% (SOFR + 0.81%), 03/09/2027(f)	410,000	412,502
0.97% (SOFR + 0.92%), 10/21/2027(f)	334,000	335,955
1.95%, 10/21/2027(d)	104,000	103,590
1.99%, 01/27/2032(d)	70,000	67,185
2.62%, 04/22/2032(d)	46,000	46,379
2.38%, 07/21/2032(d)	89,000	87,703
2.65%, 10/21/2032(d)	126,000	126,915
3.21%, 04/22/2042(d)	50,000	51,951
2.91%, 07/21/2042(d)	71,000	70,723
Series V, 4.13%(d)(e)	91,000	92,564

	Principal
	Amount	Value
Investment Banking & Brokerage–(continued)
Morgan Stanley,
5.00%, 11/24/2025	$50,000	$ 56,025
2.19%, 04/28/2026(d)	35,000	35,713
3.62%, 04/01/2031(d)	47,000	51,268
2.24%, 07/21/2032(d)	146,000	142,954
2.51%, 10/20/2032(d)	79,000	79,009
2.48%, 09/16/2036(d)	179,000	172,557
		2,870,532

IT Consulting & Other Services–0.07%

DXC Technology Co., 2.38%, 09/15/2028	139,000	135,988

Life & Health Insurance–1.14%

American Equity Investment Life Holding Co., 5.00%, 06/15/2027	66,000	74,789
Athene Global Funding,
1.20%, 10/13/2023(c)	94,000	94,170
1.45%, 01/08/2026(c)	45,000	44,243
2.95%, 11/12/2026(c)	78,000	81,593
Athene Holding Ltd.,
6.15%, 04/03/2030	50,000	61,924
3.95%, 05/25/2051	20,000	21,627
3.45%, 05/15/2052	149,000	150,023

Brighthouse Financial Global Funding, 1.20%, 12/15/2023(c)	156,000	156,332

Brighthouse Financial, Inc., 3.85%, 12/22/2051	207,000	204,643

F&G Global Funding, 2.00%, 09/20/2028(c)	132,000	128,436

GA Global Funding Trust, 1.95%, 09/15/2028(c)	212,000	206,183

MAG Mutual Holding Co., 4.75%, 04/30/2041(h)	509,000	512,792

Manulife Financial Corp. (Canada), 4.06%, 02/24/2032(d)	37,000	39,837

Maple Grove Funding Trust I, 4.16%, 08/15/2051(c)	326,000	336,734

Pacific LifeCorp, 3.35%, 09/15/2050(c)	53,000	57,132

Prudential Financial, Inc., 5.20%, 03/15/2044(d)	75,000	78,152

Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(c)	53,000	55,224

		2,303,834

Life Sciences Tools & Services–0.02%

Illumina, Inc., 2.55%, 03/23/2031	46,000	46,037

Managed Health Care–0.14%
Kaiser Foundation Hospitals,
Series 2021, 2.81%, 06/01/2041	135,000	135,985
3.00%, 06/01/2051	140,000	144,432
		280,417

Multi-line Insurance–0.10%

Allianz SE (Germany), 3.20%(c)(d)(e)	203,000	195,387

Multi-Utilities–0.07%

Ameren Corp., 2.50%, 09/15/2024	31,000	31,850

Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	39,000	41,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal
	Amount	Value
Multi-Utilities–(continued)
WEC Energy Group, Inc.,
1.38%, 10/15/2027	$39,000	$ 37,639
1.80%, 10/15/2030	34,000	32,139
		143,060

Office REITs–0.18%
Office Properties Income Trust,
4.25%, 05/15/2024	161,000	167,984
4.50%, 02/01/2025	83,000	87,539
2.65%, 06/15/2026	23,000	22,849
2.40%, 02/01/2027	89,000	86,208
		364,580

Oil & Gas Exploration & Production–0.14%

Canadian Natural Resources Ltd. (Canada), 2.05%, 07/15/2025	72,000	72,751

Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/2039(c)	96,000	93,782
Continental Resources, Inc.,
2.27%, 11/15/2026(c)	52,000	51,665
2.88%, 04/01/2032(c)	66,000	64,660
		282,858

Oil & Gas Storage & Transportation–0.44%

El Paso Natural Gas Co. LLC, 8.38%, 06/15/2032	50,000	71,802
Enbridge, Inc. (Canada),
1.60%, 10/04/2026	62,000	61,151
3.40%, 08/01/2051	63,000	64,015
Energy Transfer L.P.,
4.25%, 03/15/2023	41,000	42,141
4.00%, 10/01/2027	32,000	34,386

Kinder Morgan, Inc., 7.75%, 01/15/2032	81,000	113,919
MPLX L.P.,
1.75%, 03/01/2026	52,000	51,530
4.25%, 12/01/2027	29,000	32,146

ONEOK, Inc., 6.35%, 01/15/2031	70,000	87,985
Williams Cos., Inc. (The),
3.70%, 01/15/2023	53,000	54,180
2.60%, 03/15/2031	179,000	177,970
3.50%, 10/15/2051	92,000	93,168
		884,393

Other Diversified Financial Services–1.29%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
2.45%, 10/29/2026	187,000	188,641
3.00%, 10/29/2028	154,000	156,297
3.30%, 01/30/2032	211,000	215,138
3.40%, 10/29/2033	162,000	165,137
3.85%, 10/29/2041	160,000	166,956
Avolon Holdings Funding Ltd. (Ireland),
2.13%, 02/21/2026(c)	56,000	55,015
2.75%, 02/21/2028(c)	69,000	67,753
Blackstone Holdings Finance Co. LLC,
1.60%, 03/30/2031(c)	73,000	68,025
2.80%, 09/30/2050(c)	33,000	31,584

	Principal
	Amount	Value
Other Diversified Financial Services–(continued)
Blackstone Private Credit Fund,
1.75%, 09/15/2024(c)	$32,000	$ 31,494
2.35%, 11/22/2024(c)	124,000	123,986
2.63%, 12/15/2026(c)	239,000	233,141
3.25%, 03/15/2027(c)	136,000	137,488
Blackstone Secured Lending Fund,
2.75%, 09/16/2026	195,000	195,176
2.13%, 02/15/2027(c)	127,000	123,691
2.85%, 09/30/2028(c)	80,000	78,053

Blue Owl Finance LLC, 3.13%, 06/10/2031(c)	112,000	109,717

KKR Group Finance Co. X LLC, 3.25%, 12/15/2051(c)	68,000	67,935
LSEGA Financing PLC (United Kingdom),

1.38%, 04/06/2026(c)	200,000	196,217
2.00%, 04/06/2028(c)	203,000	200,527
		2,611,971

Packaged Foods & Meats–0.13%

Conagra Brands, Inc., 4.60%, 11/01/2025	50,000	55,020

General Mills, Inc., 2.25%, 10/14/2031	58,000	57,374

JDE Peet’s N.V. (Netherlands), 1.38%, 01/15/2027(c)	150,000	144,937

		257,331

Paper Packaging–0.21%

Berry Global, Inc., 1.65%, 01/15/2027	325,000	318,004

Packaging Corp. of America, 3.65%, 09/15/2024	43,000	45,449

Sealed Air Corp., 1.57%, 10/15/2026(c)	70,000	67,911

		431,364

Pharmaceuticals–0.37%

Bayer US Finance II LLC (Germany), 3.88%, 12/15/2023(c)	335,000	350,240

Mayo Clinic, Series 2021, 3.20%, 11/15/2061	110,000	118,599

Mylan, Inc., 3.13%, 01/15/2023(c)	50,000	51,053

Royalty Pharma PLC, 2.15%, 09/02/2031	50,000	47,286

Takeda Pharmaceutical Co. Ltd. (Japan), 5.00%, 11/26/2028	160,000	188,127

		755,305

Precious Metals & Minerals–0.04%

Anglo American Capital PLC (South Africa), 3.63%, 09/11/2024(c)	86,000	90,332

Property & Casualty Insurance–0.34%
Chubb INA Holdings, Inc.,
2.85%, 12/15/2051	38,000	38,192
3.05%, 12/15/2061	86,000	88,006

CNA Financial Corp., 3.45%, 08/15/2027	35,000	37,690
Fidelity National Financial, Inc.,
3.40%, 06/15/2030	34,000	35,938
2.45%, 03/15/2031	54,000	53,059
3.20%, 09/17/2051	49,000	46,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal
	Amount	Value
Property & Casualty Insurance–(continued)
First American Financial Corp., 2.40%, 08/15/2031	$93,000	$ 91,089
Stewart Information Services Corp., 3.60%, 11/15/2031	131,000	132,789
W.R. Berkley Corp.,
3.55%, 03/30/2052	77,000	84,376
3.15%, 09/30/2061	83,000	79,041
		687,120

Railroads–0.07%
Canadian Pacific Railway Co. (Canada), 1.75%, 12/02/2026	105,000	105,436
Union Pacific Corp., 2.15%, 02/05/2027	33,000	33,914
		139,350

Real Estate Development–0.04%
Essential Properties L.P., 2.95%, 07/15/2031	73,000	72,031

Regional Banks–1.15%
Citizens Financial Group, Inc.,
4.30%, 12/03/2025	180,000	195,770
3.25%, 04/30/2030	23,000	24,316
2.64%, 09/30/2032	285,000	281,985
Fifth Third Bank N.A., 3.85%, 03/15/2026	160,000	172,758
Huntington Bancshares, Inc.,
4.00%, 05/15/2025	53,000	57,048
2.49%, 08/15/2036(c)(d)	90,000	86,330
M&T Bank Corp., 3.50%(d)(e)	168,000	165,026
PNC Financial Services Group, Inc. (The), 3.15%, 05/19/2027	40,000	43,140
Santander Holdings USA, Inc., 3.50%, 06/07/2024	39,000	40,673
SVB Financial Group,
2.10%, 05/15/2028	66,000	66,075
1.80%, 02/02/2031	88,000	83,513
4.10%(d)(e)	144,000	143,136
Series C, 4.00%(d)(e)	294,000	295,838
Series D, 4.25%(d)(e)	244,000	247,874
Series E, 4.70%(d)(e)	164,000	169,014
Zions Bancorporation N.A., 3.25%, 10/29/2029	250,000	258,796

		2,331,292

Reinsurance–0.05%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	50,000	49,403
Global Atlantic Fin Co., 3.13%, 06/15/2031(c)	62,000	61,437

		110,840

Residential REITs–0.16%
American Homes 4 Rent L.P.,
2.38%, 07/15/2031	25,000	24,545
3.38%, 07/15/2051	24,000	24,173
Invitation Homes Operating Partnership L.P.,
2.30%, 11/15/2028	35,000	34,648
2.70%, 01/15/2034	112,000	109,990
Mid-America Apartments L.P., 2.88%, 09/15/2051	25,000	24,699

	Principal
	Amount	Value
Residential REITs–(continued)
Spirit Realty L.P., 3.20%, 01/15/2027	$37,000	$ 38,733
Sun Communities Operating L.P.,
2.30%, 11/01/2028	39,000	38,983
2.70%, 07/15/2031	28,000	27,803
		323,574

Retail REITs–0.47%
Agree L.P.,
2.00%, 06/15/2028	50,000	49,021
2.60%, 06/15/2033	66,000	64,890
Kimco Realty Corp.,
1.90%, 03/01/2028	64,000	63,394
2.70%, 10/01/2030	30,000	30,483
2.25%, 12/01/2031	105,000	102,428
Kite Realty Group L.P., 4.00%, 10/01/2026	99,000	105,140
Kite Realty Group Trust, 4.75%, 09/15/2030	36,000	39,881
National Retail Properties, Inc., 3.50%, 04/15/2051	77,000	79,467
Realty Income Corp.,
2.20%, 06/15/2028	34,000	34,345
3.25%, 01/15/2031	42,000	45,212
2.85%, 12/15/2032	31,000	32,208
Regency Centers L.P., 2.95%, 09/15/2029	44,000	45,714
Scentre Group Trust 2 (Australia), 4.75%, 09/24/2080(c)(d)	133,000	139,317
Simon Property Group L.P., 1.38%, 01/15/2027	120,000	117,269
		948,769

Semiconductors–0.54%
Broadcom, Inc.,
4.15%, 11/15/2030	74,000	82,136
2.45%, 02/15/2031(c)	50,000	49,079
3.42%, 04/15/2033(c)	65,000	68,213
3.47%, 04/15/2034(c)	163,000	170,823
3.14%, 11/15/2035(c)	268,000	269,885
Marvell Technology, Inc., 2.95%, 04/15/2031	148,000	150,961
Micron Technology, Inc.,
2.70%, 04/15/2032	69,000	69,197
3.37%, 11/01/2041	48,000	49,359
QUALCOMM, Inc.,
2.15%, 05/20/2030	62,000	62,601
3.25%, 05/20/2050	60,000	66,045
Skyworks Solutions, Inc.,
1.80%, 06/01/2026	20,000	19,818
3.00%, 06/01/2031	43,000	43,387
		1,101,504

Specialized REITs–0.33%
American Tower Corp.,
3.00%, 06/15/2023	51,000	52,456
4.00%, 06/01/2025	27,000	28,916
2.70%, 04/15/2031	143,000	143,586
2.95%, 01/15/2051	80,000	76,000
Crown Castle International Corp., 2.50%, 07/15/2031	138,000	137,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value
Specialized REITs–(continued)
Extra Space Storage L.P., 2.35%, 03/15/2032	$118,000	$ 114,843
Life Storage L.P., 2.40%, 10/15/2031	109,000	107,261
		660,191

Systems Software–0.05%
VMware, Inc.,
3.90%, 08/21/2027	27,000	29,417
2.20%, 08/15/2031	67,000	65,880
		95,297

Technology Hardware, Storage & Peripherals–0.20%
Apple, Inc.,
4.38%, 05/13/2045	29,000	36,655
2.55%, 08/20/2060	185,000	174,335
2.80%, 02/08/2061	201,000	200,087
		411,077

Thrifts & Mortgage Finance–0.08%

Nationwide Building Society (United Kingdom), 3.96%, 07/18/2030(c)(d)	150,000	164,956

Tobacco–0.29%
Altria Group, Inc.,
2.45%, 02/04/2032	81,000	76,989
3.70%, 02/04/2051	95,000	88,726
4.00%, 02/04/2061	96,000	91,970
Imperial Brands Finance PLC (United Kingdom), 3.75%, 07/21/2022(c)	328,000	331,657
		589,342

Trucking–0.17%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
4.00%, 07/15/2025(c)	41,000	44,041
3.40%, 11/15/2026(c)	47,000	49,833
Triton Container International Ltd. (Bermuda),
2.05%, 04/15/2026(c)	145,000	144,003
3.15%, 06/15/2031(c)	102,000	102,975
		340,852

Wireless Telecommunication Services–0.16%
T-Mobile USA, Inc., 3.40%, 10/15/2052(c)	330,000	329,092
Total U.S. Dollar Denominated Bonds & Notes (Cost $43,222,787)		44,123,977

Asset-Backed Securities–13.78%
Alternative Loan Trust, Series 2005- 29CB, Class A4, 5.00%, 07/25/2035	89,814	67,593
American Credit Acceptance Receivables Trust,
Series 2018-3, Class D, 4.14%, 10/15/2024(c)	6,322	6,346
Series 2019-3, Class C, 2.76%, 09/12/2025(c)	66,304	66,615

	Principal Amount	Value
AmeriCredit Automobile Receivables Trust,
Series 2017-4, Class D, 3.08%, 12/18/2023	$205,000	$ 207,038
Series 2018-3, Class C, 3.74%, 10/18/2024	260,000	265,246
Series 2019-2, Class C, 2.74%, 04/18/2025	100,000	102,048
Series 2019-2, Class D, 2.99%, 06/18/2025	270,000	276,843
Series 2019-3, Class D, 2.58%, 09/18/2025	130,000	132,212
AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(c)	235,000	229,068
Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(c)(i)	57,069	57,104
Series 2020-3, Class A1, 1.69%, 04/25/2065(c)(i)	177,951	178,540
Series 2021-3, Class A1, 1.07%, 05/25/2066(c)(i)	80,610	79,973
Series 2021-7, Class A1, 1.98%, 10/25/2066(c)(i)	167,055	166,687
Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 1.30% (3 mo. USD LIBOR + 1.18%), 07/25/2034(c)(f)	424,000	424,476
Banc of America Funding Trust,
Series 2007-1, Class 1A3, 6.00%, 01/25/2037	21,380	21,029
Series 2007-C, Class 1A4, 3.03%, 05/20/2036(i)	6,920	6,956
Banc of America Mortgage Trust, Series 2004-E, Class 2A6, 2.80%, 06/25/2034(i)	19,936	20,398
Bank, Series 2019-BNK16, Class XA, IO, 0.95%, 02/15/2052(j)	1,530,184	85,719
Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(c)(i)	216,022	220,794
Series 2021-4, Class A4, 2.50%, 10/25/2051(c)(i)	216,022	215,392
Series 2021-4, Class A8, 2.50%, 10/25/2051(c)(i)	213,363	215,490
Series 2021-5, Class A1, 3.00%, 11/25/2051(c)(i)	225,866	230,731
Series 2021-5, Class A2, 2.50%, 11/25/2051(c)(i)	275,602	276,900
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(f)	116,070	118,891
Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(f)	36,546	37,192
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.50%, 01/15/2051(j)	2,145,401	52,765
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(c)(i)	115,112	114,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value
BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 0.96% (1 mo. USD LIBOR + 0.85%), 11/15/2026(c)(f)	$110,000	$ 110,012
Series 2021-VOLT, Class A, 0.81% (1 mo. USD LIBOR + 0.70%), 09/15/2036(c)(f)	210,000	209,574
Series 2021-VOLT, Class B, 1.06% (1 mo. USD LIBOR + 0.95%), 09/15/2036(c)(f)	190,000	189,131
Series 2021-XL2, Class B, 1.11% (1 mo. USD LIBOR + 1.00%), 10/15/2038(c)(f)	105,000	104,526
CCG Receivables Trust,
Series 2018-2, Class C, 3.87%, 12/15/2025(c)	60,000	60,212
Series 2019-2, Class B, 2.55%, 03/15/2027(c)	105,000	106,634
Series 2019-2, Class C, 2.89%, 03/15/2027(c)	100,000	101,383
CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.92%, 11/13/2050(j)	829,489	30,090
Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(c)(i)	10,115	10,218
Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 2.98%, 01/25/2036(i)	48,743	47,021
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class XA, IO, 1.00%, 11/10/2046(j)	387,337	5,812
Series 2014-GC21, Class AA, 3.48%, 05/10/2047	48,868	50,259
Series 2017-C4, Class XA, IO, 1.08%, 10/12/2050(j)	2,227,646	97,804
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1, 2.48% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(f)	107,970	112,982
Series 2021-INV3, Class A3, 2.50%, 05/25/2051(c)(i)	220,315	220,384
CNH Equipment Trust,
Series 2017-C, Class B, 2.54%, 05/15/2025	70,000	70,057
Series 2019-A, Class A4, 3.22%, 01/15/2026	120,000	122,859
COLT Mortgage Loan Trust,
Series 2020-1, Class A1, 2.49%, 02/25/2050(c)(i)	78,092	78,087
Series 2020-2, Class A1, 1.85%, 03/25/2065(c)(i)	55,706	55,843
Series 2021-5, Class A1, 1.73%, 11/26/2066(c)(i)	112,838	112,627

	Principal Amount	Value
COMM Mortgage Trust,
Series 2012-CR5, Class XA, IO, 1.50%, 12/10/2045(j)	$285,806	$ 2,425
Series 2013-CR6, Class AM, 3.15%, 03/10/2046(c)	255,000	259,683
Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	40,199	41,382
Series 2014-CR21, Class AM, 3.99%, 12/10/2047	865,000	905,008
Series 2014-LC15, Class AM, 4.20%, 04/10/2047	140,000	146,980
Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	495,000	522,683
Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2005-26, Class 1A8, 5.50%, 11/25/2035	29,500	23,655
Series 2006-6, Class A3, 6.00%, 04/25/2036	19,461	13,978
Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(c)(i)	60,841	60,566
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(c)(i)	73,562	72,901
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	571,000	583,571
CSMC Mortgage-Backed Trust, Series 2006-6, Class 1A4, 6.00%, 07/25/2036	91,526	64,807
Dell Equipment Finance Trust,
Series 2019-1, Class C, 3.14%, 03/22/2024(c)	330,000	330,447
Series 2019-2, Class D, 2.48%, 04/22/2025(c)	110,000	110,669
Drive Auto Receivables Trust,
Series 2018-1, Class D, 3.81%, 05/15/2024	21,253	21,343
Series 2018-2, Class D, 4.14%, 08/15/2024	80,176	81,183
Series 2018-3, Class D, 4.30%, 09/16/2024	99,513	100,890
Series 2018-5, Class C, 3.99%, 01/15/2025	41,229	41,396

Series 2019-1, Class C, 3.78%, 04/15/2025	29,931	29,972

Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 1.24% (3 mo. USD LIBOR + 1.08%), 01/15/2034(c)(f)	100,056	100,116
Ellington Financial Mortgage Trust,
Series 2020-1, Class A1, 2.01%, 05/25/2065(c)(i)	33,833	33,927
Series 2021-1, Class A1, 0.80%, 02/25/2066(c)(i)	57,256	56,795
Exeter Automobile Receivables Trust,
Series 2019-2A, Class C, 3.30%, 03/15/2024(c)	101,657	102,066
Series 2019-4A, Class D, 2.58%, 09/15/2025(c)	230,000	233,813
Extended Stay America Trust, Series 2021-ESH, Class B, 1.49% (1 mo. USD LIBOR + 1.38%), 07/15/2038(c)(f)	104,457	104,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A6, 0.75% (1 mo. USD LIBOR + 0.65%), 11/25/2035(f)	$43,078	$ 20,497
Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(c)(i)	356,589	360,614
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(c)(i)	95,901	96,988
Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A2, 0.71% (1 mo. USD LIBOR + 0.60%), 09/15/2024(f)	550,000	551,488
FREMF Mortgage Trust,
Series 2013-K25, Class C, 3.62%, 11/25/2045(c)(i)	60,000	61,126
Series 2013-K26, Class C, 3.60%, 12/25/2045(c)(i)	40,000	40,796
Series 2013-K27, Class C, 3.50%, 01/25/2046(c)(i)	110,000	112,222
Series 2013-K28, Class C, 3.49%, 06/25/2046(c)(i)	450,000	460,934
Golub Capital Partners CLO 40(A) Ltd., Series 2019-40A, Class AR, 1.21% (3 mo. USD LIBOR + 1.09%), 01/25/2032(c)(f)	275,000	274,789
GS Mortgage Securities Trust,
Series 2013-GC16, Class AS, 4.65%, 11/10/2046	65,000	68,241
Series 2013-GCJ12, Class AAB, 2.68%, 06/10/2046	7,579	7,639
Series 2014-GC18, Class AAB, 3.65%, 01/10/2047	36,842	37,744
Series 2020-GC47, Class A5, 2.38%, 05/12/2053	225,000	228,401
GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(c)(i)	187,361	189,476
GSR Mortgage Loan Trust, Series 2005-AR, Class 6A1, 3.02%, 07/25/2035(i)	5,346	5,545
Hertz Vehicle Financing III L.P., Series 2021-2A, Class A, 1.68%, 12/27/2027(c)	113,000	111,570
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21%, 12/26/2025(c)	104,000	103,113
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-C10, Class AS, 3.37%, 12/15/2047	325,000	331,592
Series 2013-C16, Class AS, 4.52%, 12/15/2046	330,000	346,114
Series 2013-LC11, Class AS, 3.22%, 04/15/2046	78,000	79,250
Series 2014-C20, Class AS, 4.04%, 07/15/2047	245,000	256,634
Series 2016-JP3, Class A2, 2.43%, 08/15/2049	27,682	27,785
JP Morgan Mortgage Trust,
Series 2007-A1, Class 5A1, 2.42%, 07/25/2035(i)	30,545	31,260
Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(c)(i)	255,000	255,627

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class B, 4.12%, 11/15/2047(i)	$270,000	$ 277,864
Series 2014-C25, Class AS, 4.07%, 11/15/2047	105,000	109,741
Series 2015-C27, Class XA, IO, 1.15%, 02/15/2048(j)	2,012,530	61,371
KKR CLO 30 Ltd., Series 30A, Class A1R, 2.27% (3 mo. USD LIBOR + 1.02%), 10/17/2031(c)(f)	268,000	267,741
Life Mortgage Trust,
Series 2021-BMR, Class A, 0.81% (1 mo. USD LIBOR + 0.70%), 03/15/2038(c)(f)	130,000	129,877
Series 2021-BMR, Class B, 0.99% (1 mo. USD LIBOR + 0.88%), 03/15/2038(c)(f)	215,000	213,161
Series 2021-BMR, Class C, 1.21% (1 mo. USD LIBOR + 1.10%), 03/15/2038(c)(f)	105,000	104,115

Madison Park Funding XLVIII Ltd., Series 2021-48A, Class A, 1.27% (3 mo. USD LIBOR + 1.15%), 04/19/2033(c)(f)	618,000	618,308
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A2, 2.62%, 04/21/2034(i)	11,053	11,270
Med Trust,
Series 2021-MDLN, Class A, 1.06% (1 mo. USD LIBOR + 0.95%), 11/15/2038(c)(f)	140,000	140,057
Series 2021-MDLN, Class B, 1.56% (1 mo. USD LIBOR + 1.45%), 11/15/2038(c)(f)	222,000	221,876
Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(c)(i)	143,438	145,071
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(c)(i)	141,524	143,119
MFA Trust,
Series 2021-AEI1, Class A3, 2.50%, 08/25/2051(c)(i)	148,863	148,540
Series 2021-AEI1, Class A4, 2.50%, 08/25/2051(c)(i)	189,441	191,843
Series 2021-INV2, Class A1, 1.91%, 11/25/2056(c)(i)	182,329	180,729
MHP Commercial Mortgage Trust,
Series 2021-STOR, Class A, 0.81% (1 mo. USD LIBOR + 0.70%), 07/15/2038(c)(f)	105,000	104,746
Series 2021-STOR, Class B, 1.01% (1 mo. USD LIBOR + 0.90%), 07/15/2038(c)(f)	105,000	104,764
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class AS, 3.46%, 05/15/2046	240,000	245,131
Series 2014-C19, Class AS, 3.83%, 12/15/2047	720,000	755,575
Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.78%, 12/15/2050(j)	759,859	28,929
Morgan Stanley Re-REMIC Trust, Series 2012-R3, Class 1B, 6.00%, 11/26/2036(c)(i)	137,062	133,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value
Mortgage-Linked Amortizing Notes, Series 2012-1, Class A10, 2.06%, 01/15/2022	$60,237	$ 60,276
Motel Trust, Series 2021-MTL6, Class A, 1.01% (1 mo. USD LIBOR + 0.90%), 09/15/2038(c)(f)	100,000	100,025
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 1.14% (3 mo. USD LIBOR + 1.02%), 04/19/2030(c)(f)	276,000	276,033
Neuberger Berman Loan Advisers CLO 40 Ltd., Series 2021-40A, Class A, 1.18% (3 mo. USD LIBOR + 1.06%), 04/16/2033(c)(f)	250,000	250,401
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(c)(i)	171,363	173,305
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1AR, 1.08% (3 mo. USD LIBOR + 0.96%), 07/15/2030(c)(f)	250,000	250,285
Series 2020-8RA, Class A1, 1.34% (3 mo. USD LIBOR + 1.22%), 01/17/2032(c)(f)	366,000	366,182
Octagon Investment Partners 31 LLC, Series 2017-1A, Class AR, 1.18% (3 mo. USD LIBOR + 1.05%), 07/20/2030(c)(f)	250,000	249,768
Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 1.34% (3 mo. USD LIBOR + 1.22%), 01/15/2033(c)(f)	339,000	339,058
OHA Loan Funding Ltd., Series 2016-1A, Class AR, 1.39% (3 mo. USD LIBOR + 1.26%), 01/20/2033(c)(f)	272,907	273,031
Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(c)(i)	229,855	229,206
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(c)	115,000	116,021
Progress Residential Trust,
Series 2020-SFR1, Class A, 1.73%, 04/17/2037(c)	360,000	357,601
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(c)	115,000	115,900
Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	4,437	4,223
Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 01/26/2060(c)(i)	59,286	59,601
Santander Drive Auto Receivables Trust,
Series 2017-3, Class D, 3.20%, 11/15/2023	76,727	76,803
Series 2018-1, Class D, 3.32%, 03/15/2024	42,017	42,202
Series 2018-2, Class D, 3.88%, 02/15/2024	97,496	98,385
Series 2019-2, Class D, 3.22%, 07/15/2025	195,000	198,872
Series 2019-3, Class D, 2.68%, 10/15/2025	165,000	167,219

	Principal Amount	Value
Santander Retail Auto Lease Trust,
Series 2019-A, Class C, 3.30%, 05/22/2023(c)	$276,217	$ 276,793
Series 2019-B, Class C, 2.77%, 08/21/2023(c)	115,000	115,959
Series 2019-C, Class C, 2.39%, 11/20/2023(c)	205,000	207,093
Sonic Capital LLC,
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(c)	99,750	97,865
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(c)	99,750	98,052
Star Trust, Series 2021-SFR1, Class A, 0.71% (1 mo. USD LIBOR + 0.60%), 04/17/2038(c)(f)	652,884	652,516
STAR Trust, Series 2021-1, Class A1, 1.22%, 05/25/2065(c)(i)	179,345	178,898
Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(c)(i)	56,729	56,979
Series 2021-6, Class A1, 1.92%, 11/25/2066(c)(i)	278,675	278,562
Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, 1.41% (3 mo. USD LIBOR + 1.29%), 04/18/2033(c)(f)	250,000	250,334
Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(c)	274,533	274,082
TICP CLO XV Ltd., Series 2020-15A, Class A, 1.41% (3 mo. USD LIBOR + 1.28%), 04/20/2033(c)(f)	256,000	256,330
Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(c)	277,896	268,565
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 0.99%, 11/15/2050(j)	1,478,267	59,787
Verus Securitization Trust,
Series 2020-1, Class A1, 2.42%, 01/25/2060(c)(k)	93,615	93,954
Series 2020-1, Class A2, 2.64%, 01/25/2060(c)(k)	99,729	100,153
Series 2020-INV1, Class A1, 0.33%, 03/25/2060(c)(i)	42,889	43,052
Series 2021-1, Class A1B, 1.32%, 01/25/2066(c)(i)	79,569	78,680
Series 2021-7, Class A1, 1.83%, 10/25/2066(c)(i)	233,453	233,111
Series 2021-R1, Class A1, 0.82%, 10/25/2063(c)(i)	144,518	143,982
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(c)	98,506	98,116
WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 2.49%, 10/25/2033(i)	29,047	29,422
Series 2005-AR14, Class 1A4, 2.85%, 12/25/2035(i)	33,526	34,157
Series 2005-AR16, Class 1A1, 2.64%, 12/25/2035(i)	32,586	33,242
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS1, Class ASB, 2.93%, 05/15/2048	202,676	206,748
Series 2017-C42, Class XA, IO, 0.88%, 12/15/2050(j)	1,057,880	48,244

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value
Westlake Automobile Receivables Trust, Series 2019-3A, Class C, 2.49%, 10/15/2024(c)	$265,000	$ 266,760
WFRBS Commercial Mortgage Trust,
Series 2013-C14, Class AS, 3.49%, 06/15/2046	155,000	158,024
Series 2014-C20, Class AS, 4.18%, 05/15/2047	150,000	156,802
Series 2014-LC14, Class AS, 4.35%, 03/15/2047(i)	165,000	173,036
World Financial Network Credit Card Master Trust,
Series 2019-A, Class A, 3.14%, 12/15/2025	75,000	75,251
Series 2019-B, Class A, 2.49%, 04/15/2026	260,000	262,472
Series 2019-C, Class A, 2.21%, 07/15/2026	225,000	227,664
Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(c)	349,125	356,212
Total Asset-Backed Securities (Cost $ 28,000,619)		27,908,665

U.S. Government Sponsored Agency Mortgage-Backed Securities–10.48%
Collateralized Mortgage Obligations–0.64%
Fannie Mae Interest STRIPS,
IO,
7.00%, 06/25/2023 to 04/25/2032(l)	16,019	1,251
7.50%, 08/25/2023 to 11/25/2023(l)	16,701	649
6.50%, 02/25/2032 to 02/25/2033(j)(l)	117,870	20,863
6.00%, 06/25/2033 to 09/25/2035(j)(l)	97,867	16,869
5.50%, 09/25/2033 to 06/25/2035(l)	190,456	31,680
Fannie Mae REMICs,
IO,
5.50%, 06/25/2023 to 07/25/2046(l)	290,621	233,134
6.60% (6.70% - (1.00 x 1 mo. USD LIBOR)), 02/25/2024 to 05/25/2035(f)(l)	81,279	13,485
3.00%, 11/25/2027(l)	86,781	4,665
7.00% (7.10% - (1.00 x 1 mo. USD LIBOR)), 11/25/2030(f)(l)	28,261	4,335
7.80% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/25/2031(f)(l)	40,834	7,317
7.85% (7.95% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032(f)(l)	9,246	1,658
8.00% (8.10% - (1.00 x 1 mo. USD LIBOR)), 03/25/2032(f)(l)	10,908	2,234
7.90% (8.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032 to 12/25/2032(f)(l)	134,511	27,465
8.00% (8.10% - (1.00 x 1 mo. USD LIBOR)), 12/18/2032(f)(l)	13,228	1,915
8.15% (8.25% - (1.00 x 1 mo. USD LIBOR)), 02/25/2033 to 05/25/2033(f)(l)	62,575	14,295
7.45% (7.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2033(f)(l)	8,092	1,653
5.95% (6.05% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035 to 07/25/2038(f)(l)	25,350	3,413

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
6.65% (6.75% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035(f)(l)	$4,267	$ 653
6.50% (6.60% - (1.00 x 1 mo. USD LIBOR)), 05/25/2035(f)(l)	221,842	30,961
3.50%, 08/25/2035(l)	262,212	32,413
6.00% (6.10% - (1.00 x 1 mo. USD LIBOR)), 10/25/2035(f)(l)	20,404	3,454
6.44% (6.54% - (1.00 x 1 mo. USD LIBOR)), 06/25/2037(f)(l)	36,233	6,264
6.45% (6.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2041(f)(l)	53,415	8,426
6.05% (6.15% - (1.00 x 1 mo. USD LIBOR)), 12/25/2042(f)(l)	159,145	31,673
PO,
0.00%, 09/25/2023(m)	5,089	5,031
4.00%, 08/25/2026 to 08/25/2047(l)	152,910	21,215
6.00%, 11/25/2028	17,277	19,132
0.35% (1 mo. USD LIBOR + 0.25%), 08/25/2035(f)	17,982	18,032
24.19% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(f)	27,261	41,883
23.83% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(f)	18,215	28,088
1.04% (1 mo. USD LIBOR + 0.94%), 06/25/2037(f)	13,924	14,029
5.00%, 04/25/2040 to 09/25/2047(f)(l)	456,964	102,634
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC02, Class X1, IO, 1.91%, 03/25/2024(j)	4,815,328	32,390
Series KC03, Class X1, IO, 0.63%, 11/25/2024(j)	2,708,763	32,232
Series K734, Class X1, IO, 0.65%, 02/25/2026(j)	2,053,055	47,587
Series K735, Class X1, IO, 1.10%, 05/25/2026(j)	2,026,155	74,959
Series K093, Class X1, IO, 0.95%, 05/25/2029(j)	1,647,064	101,622
Freddie Mac REMICs,
1.50%, 07/15/2023	40,474	40,614
6.50%, 03/15/2032 to 06/15/2032	52,651	60,551
3.50%, 05/15/2032	12,977	13,656
24.35% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(f)	5,673	8,951
0.51% (1 mo. USD LIBOR + 0.40%), 09/15/2035(f)	33,307	33,627
IO,
7.54% (7.65% - (1.00 x 1 mo. USD LIBOR)), 07/15/2026 to 03/15/2029(f)(l)	41,321	3,973
3.00%, 06/15/2027 to 05/15/2040(l)	285,370	16,491
2.50%, 05/15/2028(l)	57,068	2,925
6.59% (6.70% - (1.00 x 1 mo. USD LIBOR)), 01/15/2035(f)(l)	170,982	23,298
6.64% (6.75% - (1.00 x 1 mo. USD LIBOR)), 02/15/2035(f)(l)	10,050	1,354
6.61% (6.72% - (1.00 x 1 mo. USD LIBOR)), 05/15/2035(f)(l)	72,586	9,680
6.89% (7.00% - (1.00 x 1 mo. USD LIBOR)), 12/15/2037(f)(l)	11,290	2,256

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
5.89% (6.00% - (1.00 x 1 mo. USD LIBOR)), 04/15/2038(f)(l)	$4,868	$ 734
5.96% (6.07% - (1.00 x 1 mo. USD LIBOR)), 05/15/2038(f)(l)	35,436	5,852
6.14% (6.25% - (1.00 x 1 mo. USD LIBOR)), 12/15/2039(f)(l)	17,171	2,719
5.99% (6.10% - (1.00 x 1 mo. USD LIBOR)), 01/15/2044(f)(l)	60,980	6,658
4.00%, 03/15/2045(l)	46,156	2,156
Freddie Mac STRIPS,
IO,
7.00%, 04/01/2027(l)	19,636	2,279
3.00%, 12/15/2027(l)	110,814	6,379
3.27%, 12/15/2027(j)	26,954	1,390
6.50%, 02/01/2028(l)	5,467	694
6.00%, 12/15/2032(l)	17,566	2,585
PO,
0.00%, 06/01/2026(m)	5,159	4,988
		1,293,369

Federal Home Loan Mortgage Corp. (FHLMC)–0.08%
9.00%, 08/01/2022 to 05/01/2025	275	292
6.50%, 07/01/2028 to 04/01/2034	10,406	11,582
7.00%, 10/01/2031 to 10/01/2037	28,973	33,289
5.00%, 12/01/2034	1,103	1,217
5.50%, 09/01/2039	92,791	106,088
		152,468

Federal National Mortgage Association (FNMA)–0.04%
8.50%, 07/01/2032	524	525
7.50%, 01/01/2033	22,747	25,929
6.00%, 03/01/2037	53,082	61,611
		88,065

Government National Mortgage Association (GNMA)–2.30%
7.50%, 01/15/2023 to 06/15/2024	3,550	3,569
8.00%, 04/15/2023	554	556
IO,
7.39% (7.50% - (1.00 x 1 mo. USD LIBOR)), 02/16/2032(f)(l)	17,658	48
6.44% (6.55% - (1.00 x 1 mo. USD LIBOR)), 04/16/2037(f)(l)	146,795	25,149
6.54% (6.65% - (1.00 x 1 mo. USD LIBOR)), 04/16/2041(f)(l)	68,413	9,760
4.50%, 09/16/2047(l)	172,403	25,078
6.09% (6.20% - (1.00 x 1 mo. USD LIBOR)), 10/16/2047(f)(l)	150,349	25,158
TBA,
2.50%, 01/01/2052(n)	4,465,000	4,572,783
		4,662,101

Uniform Mortgage-Backed Securities–7.42%
TBA,
2.00%, 01/01/2037 to 01/01/2052(n)	15,012,000	15,038,758
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $21,581,013)		21,234,761

	Principal Amount	Value
U.S. Treasury Securities–7.11%
U.S. Treasury Bonds–0.63%
2.00%, 11/15/2041	$776,500	$ 785,599
2.00%, 08/15/2051	480,800	490,266
		1,275,865

U.S. Treasury Notes–6.48%
0.50%, 11/30/2023	2,053,600	2,045,899
1.00%, 12/15/2024	1,905,200	1,907,507
1.25%, 11/30/2026	5,385,100	5,382,576
1.50%, 11/30/2028	331,900	333,300
1.38%, 11/15/2031	3,494,600	3,451,464
		13,120,746
Total U.S. Treasury Securities (Cost $14,379,830)		14,396,611

	Shares
Preferred Stocks–0.47%
Asset Management & Custody Banks–0.04%

Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(d)	68,000	72,709

Diversified Banks–0.31%

Citigroup, Inc., 5.00%, Series U, Pfd.(d)	240,000	247,800

JPMorgan Chase & Co., 3.60% (3 mo. USD LIBOR + 3.47%), Series I, Pfd.(f)	377,000	378,888
		626,688

Investment Banking & Brokerage–0.07%

Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(d)	137,000	138,541

Other Diversified Financial Services–0.05%

Equitable Holdings, Inc., 4.95%, Series B, Pfd.(d)	105,000	110,250
Total Preferred Stocks (Cost $927,248)		948,188

	Principal Amount
Municipal Obligations–0.24%
California State University,
Series 2021 B, Ref. RB, 2.72%, 11/01/2052	$90,000	90,949
Series 2021 B, Ref. RB, 2.94%, 11/01/2052	140,000	140,430

Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB, 3.03%, 08/15/2041	265,000	265,241
Total Municipal Obligations (Cost $495,000)		496,620

Agency Credit Risk Transfer Notes–0.22%
Fannie Mae Connecticut Avenue Securities,
Series 2014-C04, Class 2M2, 5.10% (1 mo. USD LIBOR + 5.00%), 11/25/2024(f)	57,544	58,380
Series 2016-C02, Class 1M2, 6.10% (1 mo. USD LIBOR + 6.00%), 09/25/2028(f)	117,722	121,777

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

	Principal Amount	Value
Freddie Mac,
Series 2014-DN3, Class M3, STACR®, 4.10% (1 mo. USD LIBOR + 4.00%), 08/25/2024(f)	$48,525	$ 49,441
Series 2018-HQA1, Class M2, STACR®, 2.40% (1 mo. USD LIBOR + 2.30%), 09/25/2030(f)	83,966	85,005
Series 2018-DNA2, Class M1, STACR®, 0.90% (1 mo. USD LIBOR + 0.80%), 12/25/2030(c)(f)	49,435	49,439
Series 2018-DNA3, Class M1, STACR®, 0.85% (1 mo. USD LIBOR + 0.75%), 09/25/2048(c)(f)	177	177
Series 2018-HQA2, Class M1, STACR®, 0.85% (1 mo. USD LIBOR + 0.75%), 10/25/2048(c)(f)	28,180	28,181
Series 2019-HRP1, Class M2, STACR®, 1.50% (1 mo. USD LIBOR + 1.40%), 02/25/2049(c)(f)	59,848	60,045
Total Agency Credit Risk Transfer Notes (Cost $462,565)		452,445
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–105.11% (Cost $175,954,155)		212,916,490

Investment Abbreviations:

ADR	– American Depositary Receipt
CLO	– Collateralized Loan Obligation
Ctfs.	– Certificates
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PO	– Principal Only
RB	– Revenue Bonds
Ref.	– Refunding
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
USD	– U.S. Dollar

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.51%
Invesco Private Government Fund, 0.02%(o)(p)(q)	307,302	$307,302

Invesco Private Prime Fund, 0.11%(o)(p)(q)	716,894	717,037

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,024,383)		1,024,339

TOTAL INVESTMENTS IN SECURITIES–105.62% (Cost $176,978,538)		213,940,829

OTHER ASSETS LESS LIABILITIES–(5.62)%		(11,392,958)

NET ASSETS–100.00%		$202,547,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2021 was $31,418,512, which represented 15.51% of the Fund’s Net Assets.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2021.
(g)	All or a portion of this security was out on loan at December 31, 2021.
(h)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(i)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2021.

(j)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2021.

(k)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(l)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(m)	Zero coupon bond issued at a discount.
(n)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1M.
(o)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$7,481,761	$(7,174,459)	$ -	$-	$307,302	$49*
Invesco Private Prime Fund	-	13,016,033	(12,298,846)	(44)	(106)	717,037	672*
Total	$-	$20,497,794	$(19,473,305)	$(44)	$(106)	$1,024,339	$721

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(p)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(q)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts(a)
					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	75	March-2022	$9,073,242	$21,788	$21,788
U.S. Treasury 10 Year Notes	18	March-2022	2,348,438	4,862	4,862
U.S. Treasury Long Bonds	8	March-2022	1,283,500	12,000	12,000
U.S. Treasury Ultra Bonds	19	March-2022	3,745,375	57,594	57,594
Subtotal–Long Futures Contracts				96,244	96,244

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 10 Year Ultra Notes	72	March-2022	(10,543,500)	(177,750)	(177,750)
Total Futures Contracts				$(81,506)	$(81,506)
(a)	Futures contracts collateralized by $146,537 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $ 175,954,155)*	$212,916,490
Investments in affiliated money market funds, at value (Cost $ 1,024,383)	1,024,339
Other investments:
Variation margin receivable – futures contracts	70,866
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	146,537
Cash	8,889,660
Receivable for:
Investments sold	32,209
Fund shares sold	20,288
Dividends	37,090
Interest	435,474
Investment for trustee deferred compensation and retirement plans	76,524
Other assets	787
Total assets	223,650,264

Liabilities:
Payable for:
Investments purchased	19,602,260
Fund shares reacquired	233,994
Collateral upon return of securities loaned	1,024,383
Accrued fees to affiliates	88,927
Accrued other operating expenses	76,305
Trustee deferred compensation and retirement plans	76,524
Total liabilities	21,102,393
Net assets applicable to shares outstanding	$202,547,871

Net assets consist of:
Shares of beneficial interest	$150,252,213
Distributable earnings	52,295,658
$202,547,871

Net Assets:
Series I	$151,467,583
Series II	$ 51,080,288

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	8,171,613
Series II	2,798,242
Series I:
Net asset value per share	$ 18.54
Series II:
Net asset value per share	$ 18.25

*	At December 31, 2021, securities with an aggregate value of $ 997,215 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:
Interest (net of foreign withholding taxes of $39)	$2,316,940

Dividends (net of foreign withholding taxes of $4,434)	1,406,642

Dividends from affiliated money market funds (includes securities lending income of $14,258)	14,258

Total investment income	3,737,840

Expenses:
Advisory fees	1,488,021

Administrative services fees	305,451

Custodian fees	11,501

Distribution fees - Series II	122,882

Transfer agent fees	17,098

Trustees’ and officers’ fees and benefits	24,261

Professional services fees	56,291

Other	(79,537)

Total expenses	1,945,968

Less: Fees waived	(464,059)

Net expenses	1,481,909

Net investment income	2,255,931

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $130,213)	13,687,641

Affiliated investment securities	(106)

Foreign currencies	186

Futures contracts	(152,933)

13,534,788

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	4,495,610

Affiliated investment securities	(44)

Foreign currencies	(536)

Futures contracts	(47,572)

4,447,458

Net realized and unrealized gain	17,982,246

Net increase in net assets resulting from operations	$20,238,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$2,255,931	$2,932,017

Net realized gain	13,534,788	9,808,548

Change in net unrealized appreciation	4,447,458	13,778,816

Net increase in net assets resulting from operations	20,238,177	26,519,381

Distributions to shareholders from distributable earnings:
Series I	(10,034,354)	(6,277,496)

Series II	(3,192,540)	(1,887,499)

Total distributions from distributable earnings	(13,226,894)	(8,164,995)

Share transactions–net:
Series I	(4,887,494)	(7,271,309)

Series II	1,364,481	(2,260,271)

Net increase (decrease) in net assets resulting from share transactions	(3,523,013)	(9,531,580)

Net increase in net assets	3,488,270	8,822,806

Net assets:
Beginning of year	199,059,601	190,236,795

End of year	$202,547,871	$199,059,601

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income to average net assets	Portfolio turnover (d)(e)
Series I
Year ended 12/31/21	$17.93	$0.22	$1.67	$1.89	$(0.29)	$(0.99)	$(1.28)	$18.54	10.63%	$151,468	0.67%	0.90%	1.18%	259%
Year ended 12/31/20	16.31	0.27	2.11	2.38	(0.36)	(0.40)	(0.76)	17.93	14.86	150,983	0.67	0.99	1.60	311
Year ended 12/31/19	14.43	0.33	2.16	2.49	(0.36)	(0.25)	(0.61)	16.31	17.51	144,384	0.67	1.00	2.11	68

Year ended 12/31/18	15.92	0.32	(1.13)	(0.81)	(0.31)	(0.37)	(0.68)	14.43	(5.32)	140,290	0.67	0.98	2.05	60
Year ended 12/31/17	14.86	0.27	1.09	1.36	(0.30)	—	(0.30)	15.92	9.25	166,015	0.67	0.94	1.74	76
Series II
Year ended 12/31/21	17.68	0.17	1.64	1.81	(0.25)	(0.99)	(1.24)	18.25	10.30	51,080	0.92	1.15	0.93	259
Year ended 12/31/20	16.09	0.23	2.08	2.31	(0.32)	(0.40)	(0.72)	17.68	14.59	48,077	0.92	1.24	1.35	311
Year ended 12/31/19	14.24	0.29	2.13	2.42	(0.32)	(0.25)	(0.57)	16.09	17.22	45,853	0.92	1.25	1.86	68
Year ended 12/31/18	15.71	0.27	(1.10)	(0.83)	(0.27)	(0.37)	(0.64)	14.24	(5.53)	43,029	0.92	1.23	1.80	60
Year ended 12/31/17	14.67	0.23	1.07	1.30	(0.26)	—	(0.26)	15.71	8.95	51,633	0.92	1.19	1.49	76

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended December 31, 2019, 2018 and 2017, respectively.
(d)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $489,567,330 and $509,769,207, $685,887,902 and $703,549,464, $729,295,309 and $711,803,922 for the years ended December 31, 2019, 2018 and 2017, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Conservative Balanced Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Conservative Balanced Fund, formerly Invesco Oppenheimer V.I. Conservative Balanced Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek total return.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses

Invesco V.I. Conservative Balanced Fund

on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes –The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized

Invesco V.I. Conservative Balanced Fund

gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

N.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

O.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Q.	COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and

Invesco V.I. Conservative Balanced Fund

increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $ 200 million	0.750%
Next $ 200 million	0.720%
Next $ 200 million	0.690%
Next $ 200 million	0.660%
Over $ 800 million	0.600%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least April 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.67% and Series II shares to 0.92% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $464,059.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $28,352 for accounting and fund administrative services and was reimbursed $277,099 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2021, the Fund incurred $3,639 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s

Invesco V.I. Conservative Balanced Fund

own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$102,671,641	$683,582	$–	$103,355,223

U.S. Dollar Denominated Bonds & Notes	–	43,611,185	512,792	44,123,977

Asset-Backed Securities	–	27,908,665	–	27,908,665

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	21,234,761	–	21,234,761

U.S. Treasury Securities	–	14,396,611	–	14,396,611

Preferred Stocks	–	948,188	–	948,188

Municipal Obligations	–	496,620	–	496,620

Agency Credit Risk Transfer Notes	–	452,445	–	452,445

Money Market Funds	–	1,024,339	–	1,024,339

Total Investments in Securities	102,671,641	110,756,396	512,792	213,940,829

Other Investments - Assets*

Futures Contracts	96,244	–	–	96,244

Other Investments - Liabilities*

Futures Contracts	(177,750)	–	–	(177,750)

Total Other Investments	(81,506)	–	–	(81,506)

Total Investments	$102,590,135	$110,756,396	$512,792	$213,859,323

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$96,244

Derivatives not subject to master netting agreements	(96,244)

Total Derivative Assets subject to master netting agreements	$-

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(177,750)

Derivatives not subject to master netting agreements	177,750

Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk

Realized Gain (Loss):
Futures contracts	$(152,933)

Invesco V.I. Conservative Balanced Fund

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	$ (47,572)

Total	$(200,505)

    The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$47,412,785

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities sales of $437,242, which resulted in net realized gains of $130,213.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020
Ordinary income*	$8,843,445	$6,064,889
Long-term capital gain	4,383,449	2,100,106
Total distributions	$13,226,894	$8,164,995

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$2,743,003

Undistributed long-term capital gain	12,627,299

Net unrealized appreciation - investments	37,349,102

Net unrealized appreciation (depreciation) - foreign currencies	(156)

Temporary book/tax differences	(423,590)

Shares of beneficial interest	150,252,213

Total net assets	$202,547,871

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

Invesco V.I. Conservative Balanced Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $109,140,035 and $112,098,750, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$41,083,811

Aggregate unrealized (depreciation) of investments	(3,734,709)

Net unrealized appreciation of investments	$37,349,102

Cost of investments for tax purposes is $176,510,221.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, on December 31, 2021, undistributed net investment income was decreased by $274,765, undistributed net realized gain was increased by $276,780 and shares of beneficial interest was decreased by $2,015. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended December 31, 2021(a)		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	151,798	$2,855,671	293,180	$4,958,390

Series II	332,830	6,177,469	407,137	6,648,678

Issued as reinvestment of dividends:
Series I	546,236	10,034,354	366,462	6,277,496

Series II	176,383	3,192,540	111,753	1,887,499

Reacquired:
Series I	(946,065)	(17,777,519)	(1,093,831)	(18,507,195)

Series II	(430,098)	(8,005,528)	(649,731)	(10,796,448)

Net increase (decrease) in share activity	(168,916)	$(3,523,013)	(565,030)	$(9,531,580)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 71% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Conservative Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Conservative Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Conservative Balanced Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Oppenheimer Conservative Balanced Fund/VA (subsequently renamed Invesco V.I. Conservative Balanced Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Conservative Balanced Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,032.10	$3.43	$1,021.83	$3.41	0.67%
Series II	1,000.00	1,030.20	4.71	1,020.57	4.69	0.92

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Conservative Balanced Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$4,383,449
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	14.51%
U.S. Treasury Obligations*	1.43%
Qualified Business Income*	0.00%
Business Interest Income*	29.83%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Conservative Balanced Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation .

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Conservative Balanced Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Conservative Balanced Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Core Bond Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VITRB-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Core Bond Fund (the Fund) underperformed the Bloomberg U.S. Credit Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	-1.65%
Series II Shares	-1.85
Bloomberg U.S. Credit Index▼	-1.08
Bloomberg U.S. Aggregate Bond Index▼	-1.54
FTSE Broad Investment Grade Bond Index▼	-1.60

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%, 1 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.75% to end the quarter at 2.41%.1 Importantly, short-term rates, which are closely tied to the US Federal Reserve (the Fed) policy, were quite steady. Two-year US Treasury yields moved up just 0.05% to 0.16%.1

    Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates, investors remained optimistic about the strength of the economic recovery after the US Bureau of Economic Analysis reported that US gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021.2 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter and economically sensitive areas such as the consumer discretionary and industrials sectors began to recover.

    In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose 7%,3 its highest level in nearly 40 years. Though the Fed left policy rates unchanged in the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27%

to 0.73%, while the 10-year Treasury yield increased slightly from 1.48% to 1.52%.1 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, flattened during the quarter. Despite the withdrawal of central bank support and coronavirus variants raising concerns about economic reopening and the resumption of travel, we believe that investors are cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2022.

    The broader bond market, as represented by the Bloomberg U.S. Aggregate Bond Index, posted a negative 1.54% return for the fiscal year. The four primary sectors of the Fund’s Bloomberg U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted negative returns for the fiscal year.

    The Fund generated negative returns for the fiscal year and underperformed its broad market/style-specific benchmark. Overweight exposure to investment-grade was the most notable contributor to the Fund’s relative performance. Underperformance from Treasuries and other government-related assets was driven by a flattening of the yield curve, signaling inflation concerns. Security selection in the financial institutions and technology, media and telecom industries also contributed to the Fund’s relative performance during the fiscal year while security selection within the industrials and consumer non-cyclical sectors detracted from relative performance.

    Overweight exposure to and security selection in commercial mortgage-backed securities, particularly conduit and single borrower issues, contributed to the Fund’s performance relative to the broad market/style-specific index during the fiscal year. The Fund’s out-of-index exposure to US dollar-denominated emerging market (EM) corporate debt during the fiscal year also contributed to the Fund’s relative performance. Out-of-index exposure, such as to high yield bonds, provided subtle gains despite concerns over global growth. Helping to support returns in high yield and

US dollar-denominated EM corporate debt were very accommodative central bank policies.

    The Fund’s allocation to cash holdings contributed to relative Fund performance, as shorter duration assets rallied during the fiscal year as a result of an overall flattening of the yield curve.

    The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced (TBA) market for agency mortgage-backed securities (MBS). Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed-upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

    The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark during the fiscal year provided a small boost to relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon

Invesco V.I. Core Bond Fund

and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco V.I. Core Bond Fund and for sharing our long-term investment horizon.

1 Source US Department of the Treasury

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

Portfolio manager(s):

Matthew Brill

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Core Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (4/3/85)	5.33%
10 Years	4.19
5 Years	4.11
1 Year	-1.65

Series II Shares
Inception (5/1/02)	2.39%
10 Years	3.94
5 Years	3.86
1 Year	-1.85

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Total Return Bond Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Total Return Bond Fund (renamed Invesco V.I. Core Bond Fund on April 30, 2021). Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Core Bond Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Core Bond Fund

Supplemental Information

Invesco V.I. Core Bond Fund’s investment objective is to seek total return.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.
∎	The FTSE Broad Investment Grade Bond Index is a multi-asset, multi-currency benchmark that provides a broad-based measure of the global fixed-income markets.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Core Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	43.78%

Asset-Backed Securities	25.11

U.S. Government Sponsored Agency Mortgage-Backed Securities	18.94

U.S. Treasury Securities	12.13

Security Types Each Less Than 1% of Portfolio	1.74

Money Market Funds Plus Other Assets Less Liabilities	(1.70)

Top Five Debt Issuers*

		% of total net assets

1.	Uniform Mortgage-Backed Securities	13.65%

2.	U.S. Treasury	12.13

3.	Government National Mortgage Association	3.71

4.	Goldman Sachs Group, Inc. (The)	2.20

5.	COMM Mortgage Trust	1.44

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Core Bond Fund

Schedule of Investments(a)

December 31, 2021

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–43.78%
Advertising–0.09%

Interpublic Group of Cos., Inc. (The), 4.20%, 04/15/2024	$34,000	$ 36,313

WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	71,000	75,109

		111,422

Aerospace & Defense–0.23%

BAE Systems Holdings, Inc. (United Kingdom), 3.85%, 12/15/2025(b)	55,000	59,004

Boeing Co. (The), 2.20%, 02/04/2026	137,000	137,079

L3Harris Technologies, Inc., 3.85%, 06/15/2023	71,000	73,770

		269,853

Agricultural Products–0.19%

Bunge Ltd. Finance Corp., 2.75%, 05/14/2031	218,000	221,480

Airlines–0.78%
American Airlines Pass-Through Trust,
Series 2021-1, Class B, 3.95%, 07/11/2030	128,000	127,214
Series 2021-1, Class A, 2.88%, 07/11/2034	172,000	171,107

British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035(b)	72,993	72,988

Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(b)	118,585	124,708
4.75%, 10/20/2028(b)	236,667	258,625

United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/2027	161,691	177,418

		932,060

Apparel Retail–0.07%

Ross Stores, Inc., 3.38%, 09/15/2024	84,000	88,152

Application Software–0.28%

salesforce.com, inc., 2.90%, 07/15/2051	206,000	210,178
3.05%, 07/15/2061	124,000	127,909
		338,087

Asset Management & Custody Banks–0.77%

Ares Capital Corp., 2.88%, 06/15/2028	142,000	141,476

Bank of New York Mellon Corp. (The), Series I, 3.75%(c)(d)	350,000	352,125

BlackRock, Inc., 2.10%, 02/25/2032	140,000	139,025

Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	65,000	69,525

CI Financial Corp. (Canada), 3.20%, 12/17/2030	107,000	109,913

FS KKR Capital Corp., 1.65%, 10/12/2024	116,000	113,874

		925,938

	Principal Amount	Value
Automobile Manufacturers–0.71%

Daimler Finance North America LLC (Germany), 2.55%, 08/15/2022(b)	$319,000	$ 322,663

General Motors Financial Co., Inc., 4.15%, 06/19/2023	69,000	71,786

Hyundai Capital America, 5.75%, 04/06/2023(b)	87,000	91,877
4.13%, 06/08/2023(b)	77,000	80,027
2.00%, 06/15/2028(b)	144,000	140,500

Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/2026(b)	150,000	146,506

		853,359

Automotive Retail–0.16%

Advance Auto Parts, Inc., 1.75%, 10/01/2027	203,000	197,424

Biotechnology–0.09%

AbbVie, Inc., 3.85%, 06/15/2024	106,000	112,266

Brewers–0.06%

Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 01/15/2039	42,000	68,317

Building Products–0.11%

Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 2.00%, 09/16/2031	60,000	58,169

Masco Corp., 1.50%, 02/15/2028	75,000	72,649

		130,818

Cable & Satellite–0.94%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
1.78% (3 mo. USD LIBOR + 1.65%), 02/01/2024(e)	144,000	147,189
3.50%, 06/01/2041	93,000	90,836
3.50%, 03/01/2042	163,000	158,383
3.90%, 06/01/2052	122,000	122,574
3.85%, 04/01/2061	120,000	113,502
4.40%, 12/01/2061	58,000	60,149

Comcast Corp., 2.65%, 08/15/2062	82,000	72,944
Cox Communications, Inc.,
2.60%, 06/15/2031(b)	106,000	105,997
3.60%, 06/15/2051(b)	244,000	256,142
		1,127,716

Computer & Electronics Retail–0.25%
Dell International LLC/EMC Corp.,
5.30%, 10/01/2029	84,000	98,561
3.45%, 12/15/2051(b)	114,000	109,650

Leidos, Inc., 2.30%, 02/15/2031	97,000	93,547

		301,758

Consumer Finance–0.13%

Ally Financial, Inc., 2.20%, 11/02/2028	94,000	93,449

Synchrony Financial, 4.25%, 08/15/2024	56,000	59,347

		152,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

	Principal Amount	Value
Data Processing & Outsourced Services–0.06%

Mastercard, Inc., 2.00%, 11/18/2031	$66,000	$ 65,859

Distillers & Vintners–0.26%

Pernod Ricard S.A. (France), 4.25%, 07/15/2022(b)	307,000	313,037

Diversified Banks–9.29%

ASB Bank Ltd. (New Zealand), 2.38%, 10/22/2031(b)	202,000	201,008

Banco Santander S.A. (Spain), 1.72%, 09/14/2027(c)	200,000	196,474

Bank of America Corp.,
3.82%, 01/20/2028(c)	46,000	49,847
4.27%, 07/23/2029(c)	61,000	68,055
2.59%, 04/29/2031(c)	55,000	55,619
2.69%, 04/22/2032(c)	213,000	216,385
2.30%, 07/21/2032(c)	101,000	99,412
2.57%, 10/20/2032(c)	135,000	135,747
2.48%, 09/21/2036(c)	169,000	163,884
7.75%, 05/14/2038	232,000	364,102

Barclays PLC (United Kingdom),
2.28%, 11/24/2027(c)	200,000	200,474
3.33%, 11/24/2042(c)	200,000	203,904

BNP Paribas S.A. (France), 2.16%, 09/15/2029(b)(c)	206,000	202,108

BPCE S.A. (France),
4.50%, 03/15/2025(b)	185,000	199,505
2.05%, 10/19/2027(b)(c)	250,000	247,997

Citigroup, Inc.,
3.11%, 04/08/2026(c)	73,000	76,578
4.08%, 04/23/2029(c)	62,000	68,428
4.41%, 03/31/2031(c)	62,000	70,879
2.56%, 05/01/2032(c)	137,000	137,855
2.52%, 11/03/2032(c)	89,000	88,993
2.90%, 11/03/2042(c)	136,000	134,916
3.88%(c)(d)	376,000	376,940
Series V, 4.70%(c)(d)	165,000	167,096
Series Y, 4.15%(c)(d)	174,000	177,262

Commonwealth Bank of Australia (Australia), 2.69%, 03/11/2031(b)	200,000	196,888

Credit Agricole S.A. (France),
4.38%, 03/17/2025(b)	310,000	333,400
7.88%(b)(c)(d)	200,000	219,494

Danske Bank A/S (Denmark), 1.55%, 09/10/2027(b)(c)	200,000	195,517

Discover Bank, 4.65%, 09/13/2028	116,000	131,736

HSBC Holdings PLC (United Kingdom),
3.95%, 05/18/2024(c)	103,000	106,851
2.25%, 11/22/2027(c)	200,000	200,534
2.87%, 11/22/2032(c)	200,000	201,880
4.60%(c)(d)	225,000	225,378
6.25%(c)(d)	243,000	252,720

ING Groep N.V. (Netherlands),
1.06% (SOFR + 1.01%), 04/01/2027(e)	368,000	371,499
6.88%(b)(c)(d)	200,000	203,500
Series NC10, 4.25%(c)(d)	205,000	193,725

	Principal Amount	Value
Diversified Banks–(continued)

JPMorgan Chase & Co.,
3.80%, 07/23/2024(c)	$91,000	$ 94,872
2.08%, 04/22/2026(c)	97,000	98,526
3.78%, 02/01/2028(c)	81,000	87,746
3.54%, 05/01/2028(c)	62,000	67,384
2.58%, 04/22/2032(c)	134,000	135,865
3.11%, 04/22/2041(c)	60,000	62,264

Mitsubishi UFJ Financial Group, Inc. (Japan), 2.49%, 10/13/2032(c)	211,000	211,502

Mizuho Financial Group, Inc. (Japan), 2.56%, 09/13/2031	200,000	195,148

National Australia Bank Ltd. (Australia), 3.93%, 08/02/2034(b)(c)	153,000	162,359

Nordea Bank Abp (Finland), 3.75%(b)(c)(d)	210,000	199,605

PNC Bank N.A., 2.50%, 08/27/2024	255,000	263,447

Royal Bank of Canada (Canada),
3.70%, 10/05/2023	60,000	62,961
2.30%, 11/03/2031	42,000	42,243

Standard Chartered PLC (United Kingdom), 2.68%, 06/29/2032(b)(c)	200,000	196,714

Sumitomo Mitsui Financial Group, Inc. (Japan),
1.47%, 07/08/2025	200,000	199,120
2.14%, 09/23/2030	159,000	152,960
2.22%, 09/17/2031	200,000	196,390

Sumitomo Mitsui Trust Bank Ltd. (Japan), 1.35%, 09/16/2026(b)	461,000	453,651

Truist Bank, 2.64%, 09/17/2029(c)	390,000	401,141

U.S. Bancorp,
Series W, 3.10%, 04/27/2026	54,000	57,121
1.38%, 07/22/2030	53,000	49,926
2.49%, 11/03/2036(c)	279,000	278,233
3.70%(c)(d)	385,000	385,885

Wells Fargo & Co.,
3.58%, 05/22/2028(c)	62,000	66,701
4.75%, 12/07/2046	43,000	53,793
Series BB, 3.90%(c)(d)	145,000	149,078

Westpac Banking Corp. (Australia), 3.13%, 11/18/2041	86,000	85,396

		11,146,621

Diversified Capital Markets–1.01%

Credit Suisse AG (Switzerland), 3.63%, 09/09/2024	189,000	200,537

Credit Suisse Group AG (Switzerland),
4.55%, 04/17/2026	147,000	162,124
4.19%, 04/01/2031(b)(c)	250,000	276,005
5.10%(b)(c)(d)	201,000	201,754

UBS Group AG (Switzerland),
4.13%, 04/15/2026(b)	153,000	167,124
4.38%(b)(c)(d)	200,000	198,060
		1,205,604

Diversified Chemicals–0.05%

Dow Chemical Co. (The), 3.63%, 05/15/2026	50,000	53,917

Diversified Metals & Mining–0.14%

Rio Tinto Finance USA Ltd. (Australia), 2.75%, 11/02/2051	170,000	168,856

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

	Principal Amount	Value
Diversified REITs–0.32%

American Campus Communities Operating Partnership L.P., 2.25%, 01/15/2029	$83,000	$ 82,162

Brixmor Operating Partnership L.P.,
4.13%, 05/15/2029	35,000	38,812
4.05%, 07/01/2030	55,000	60,082
2.50%, 08/16/2031	68,000	66,619
CubeSmart L.P.,
2.25%, 12/15/2028	47,000	47,046
2.50%, 02/15/2032	86,000	85,720
		380,441

Drug Retail–0.28%

CK Hutchison International 21 Ltd. (United Kingdom), 1.50%, 04/15/2026(b)	339,000	334,711

Electric Utilities–0.75%

AEP Texas, Inc., 3.95%, 06/01/2028(b)	162,000	177,631

Duke Energy Corp., 3.25%, 01/15/2082(c)	105,000	102,398

EDP Finance B.V. (Portugal), 3.63%, 07/15/2024(b)	219,000	229,956

Enel Finance International N.V. (Italy), 2.88%, 07/12/2041(b)	200,000	192,129

PacifiCorp, 2.90%, 06/15/2052	122,000	120,036

Southern Co. (The), Series 21-A, 3.75%, 09/15/2051(c)	78,000	78,195

		900,345

Electronic Equipment & Instruments–0.16%
Vontier Corp.,
2.40%, 04/01/2028(b)	101,000	97,760
2.95%, 04/01/2031(b)	94,000	93,246
		191,006

Electronic Manufacturing Services–0.06%

Jabil, Inc., 3.00%, 01/15/2031	71,000	73,047

Financial Exchanges & Data–0.48%

Intercontinental Exchange, Inc., 3.00%, 09/15/2060	54,000	53,424
Moody’s Corp.,
2.00%, 08/19/2031	110,000	107,087
2.75%, 08/19/2041	130,000	127,111
3.10%, 11/29/2061	290,000	288,360
		575,982

Food Retail–0.19%
Alimentation Couche-Tard, Inc. (Canada),
3.44%, 05/13/2041(b)	84,000	86,616
3.63%, 05/13/2051(b)	139,000	146,543
		233,159

Health Care Distributors–0.08%

McKesson Corp., 1.30%, 08/15/2026	101,000	98,695

Health Care REITs–0.20%
Healthcare Trust of America Holdings L.P.,
3.50%, 08/01/2026	55,000	58,702
2.00%, 03/15/2031	54,000	51,160

	Principal Amount	Value
Health Care REITs–(continued)

Omega Healthcare Investors, Inc., 3.25%, 04/15/2033	$135,000	$ 131,745

		241,607

Health Care Services–0.65%

Cigna Corp., 4.13%, 11/15/2025	55,000	60,193

CVS Health Corp., 1.30%, 08/21/2027	73,000	70,827

Fresenius Medical Care US Finance II, Inc. (Germany), 5.88%, 01/31/2022(b)	92,000	92,329

Fresenius Medical Care US Finance III, Inc. (Germany), 1.88%, 12/01/2026(b)	150,000	148,477

Piedmont Healthcare, Inc.,
Series 2032, 2.04%, 01/01/2032	70,000	68,147
Series 2042, 2.72%, 01/01/2042	68,000	66,525
2.86%, 01/01/2052	77,000	75,307

Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	205,000	198,667

		780,472

Homebuilding–0.22%

D.R. Horton, Inc., 4.75%, 02/15/2023	63,000	65,089

M.D.C. Holdings, Inc., 3.97%, 08/06/2061	213,000	203,985

		269,074

Hotels, Resorts & Cruise Lines–0.66%
Expedia Group, Inc.,
4.63%, 08/01/2027	50,000	55,713
3.25%, 02/15/2030	497,000	507,725
2.95%, 03/15/2031	226,000	225,913
		789,351

Independent Power Producers & Energy Traders–0.23%
AES Corp. (The),
1.38%, 01/15/2026	54,000	52,476
2.45%, 01/15/2031	59,000	57,545

Deutsche Telekom International Finance B.V. (Germany), 4.38%, 06/21/2028(b)	149,000	166,477

		276,498

Industrial Machinery–0.04%

Flowserve Corp., 2.80%, 01/15/2032	50,000	48,706

Industrial REITs–0.07%

LXP Industrial Trust, 2.38%, 10/01/2031	85,000	81,654

Insurance Brokers–0.25%

Arthur J. Gallagher & Co., 3.50%, 05/20/2051	78,000	82,569

Assured Guaranty US Holdings, Inc., 3.60%, 09/15/2051	57,000	59,416
Marsh & McLennan Cos., Inc.,
2.38%, 12/15/2031	78,000	78,830
2.90%, 12/15/2051	78,000	78,046

		298,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

	Principal Amount	Value
Integrated Oil & Gas–0.68%
BP Capital Markets America, Inc.,
3.06%, 06/17/2041	$172,000	$ 174,386
2.94%, 06/04/2051	21,000	20,213
3.00%, 03/17/2052	88,000	86,308

Gray Oak Pipeline LLC, 2.60%, 10/15/2025(b)	63,000	63,139
Shell International Finance B.V. (Netherlands),
2.88%, 11/26/2041	235,000	235,661
3.00%, 11/26/2051	235,000	239,377
		819,084

Integrated Telecommunication Services–1.74%
AT&T, Inc.,
0.69% (SOFR + 0.64%), 03/25/2024(e)	144,000	144,049
4.30%, 02/15/2030	54,000	60,839
2.55%, 12/01/2033	289,000	282,990
3.10%, 02/01/2043	78,000	75,987
3.50%, 09/15/2053	132,000	133,423
3.50%, 02/01/2061	50,000	49,325

NBN Co. Ltd. (Australia), 1.63%, 01/08/2027(b)	203,000	199,298
Verizon Communications, Inc.,
1.75%, 01/20/2031	54,000	51,174
2.55%, 03/21/2031	58,000	58,577
2.36%, 03/15/2032(b)	497,000	490,270
2.65%, 11/20/2040	50,000	47,596
3.40%, 03/22/2041	62,000	65,026
2.85%, 09/03/2041	184,000	181,881
2.88%, 11/20/2050	58,000	55,198
3.55%, 03/22/2051	33,000	35,620
3.00%, 11/20/2060	66,000	62,582
3.70%, 03/22/2061	82,000	89,089

		2,082,924

Interactive Home Entertainment–0.10%

Electronic Arts, Inc., 1.85%, 02/15/2031	123,000	118,019

Internet & Direct Marketing Retail–0.29%
Amazon.com, Inc.,
2.88%, 05/12/2041	149,000	155,020
3.10%, 05/12/2051	184,000	196,932

		351,952

Internet Services & Infrastructure–0.07%

VeriSign, Inc., 2.70%, 06/15/2031	81,000	81,521

Investment Banking & Brokerage–2.87%

Brookfield Finance I (UK) PLC (Canada), 2.34%, 01/30/2032	133,000	129,876

	Principal Amount	Value
Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The),
0.63% (SOFR + 0.58%), 03/08/2024(e)	$270,000	$ 270,054
3.50%, 04/01/2025	65,000	68,782
3.50%, 11/16/2026	38,000	40,518
0.84% (SOFR + 0.79%), 12/09/2026(e)	516,000	519,490
1.09%, 12/09/2026(c)	79,000	77,023
0.86% (SOFR + 0.81%), 03/09/2027(e)	483,000	485,948
0.97% (SOFR + 0.92%), 10/21/2027(e)	400,000	402,342
1.95%, 10/21/2027(c)	133,000	132,475
1.99%, 01/27/2032(c)	84,000	80,622
2.62%, 04/22/2032(c)	53,000	53,437
2.38%, 07/21/2032(c)	101,000	99,528
2.65%, 10/21/2032(c)	161,000	162,169
3.21%, 04/22/2042(c)	55,000	57,146
2.91%, 07/21/2042(c)	80,000	79,688
Series V, 4.13%(c)(d)	109,000	110,873
Morgan Stanley,
5.00%, 11/24/2025	71,000	79,555
2.19%, 04/28/2026(c)	50,000	51,019
3.62%, 04/01/2031(c)	62,000	67,630
2.24%, 07/21/2032(c)	165,000	161,558
2.51%, 10/20/2032(c)	100,000	100,011
2.48%, 09/16/2036(c)	227,000	218,829
		3,448,573

IT Consulting & Other Services–0.13%

DXC Technology Co., 2.38%, 09/15/2028	162,000	158,490

Life & Health Insurance–2.37%

American Equity Investment Life Holding Co., 5.00%, 06/15/2027	81,000	91,787
Athene Global Funding,
1.20%, 10/13/2023(b)	117,000	117,212
1.45%, 01/08/2026(b)	59,000	58,007
2.95%, 11/12/2026(b)	113,000	118,205
Athene Holding Ltd.,
6.15%, 04/03/2030	67,000	82,979
3.95%, 05/25/2051	23,000	24,870
3.45%, 05/15/2052	181,000	182,243

Brighthouse Financial Global Funding, 1.20%, 12/15/2023(b)	189,000	189,402

Brighthouse Financial, Inc., 3.85%, 12/22/2051	251,000	248,142

F&G Global Funding, 2.00%, 09/20/2028(b)	155,000	150,815

GA Global Funding Trust, 1.95%, 09/15/2028(b)	255,000	248,003

MAG Mutual Holding Co., 4.75%, 04/30/2041(f)	612,000	616,559

Manulife Financial Corp. (Canada), 4.06%, 02/24/2032(c)	52,000	55,987

Maple Grove Funding Trust I, 4.16%, 08/15/2051(b)	393,000	405,940

Pacific LifeCorp, 3.35%, 09/15/2050(b)	68,000	73,301

Prudential Financial, Inc., 5.20%, 03/15/2044(c)	89,000	92,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

	Principal Amount	Value
Life & Health Insurance–(continued)

Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(b)	$78,000	$ 81,273

		2,837,466

Life Sciences Tools & Services–0.05%

Illumina, Inc., 2.55%, 03/23/2031	54,000	54,043

Managed Health Care–0.28%

Kaiser Foundation Hospitals, Series 2021,
2.81%, 06/01/2041	160,000	161,167
3.00%, 06/01/2051	170,000	175,382
		336,549

Multi-line Insurance–0.19%

Allianz SE (Germany), 3.20%(b)(c)(d)	237,000	228,112

Multi-Utilities–0.17%

Ameren Corp., 2.50%, 09/15/2024	46,000	47,262

Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	53,000	56,305

WEC Energy Group, Inc.,
1.38%, 10/15/2027	52,000	50,185
1.80%, 10/15/2030	48,000	45,373
		199,125

Office REITs–0.36%

Office Properties Income Trust, 4.25%, 05/15/2024	187,000	195,111
4.50%, 02/01/2025	106,000	111,797
2.65%, 06/15/2026	26,000	25,830
2.40%, 02/01/2027	105,000	101,706
		434,444

Oil & Gas Exploration & Production–0.65%

Canadian Natural Resources Ltd. (Canada), 2.05%, 07/15/2025	97,000	98,012

Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/2039(b)	111,000	108,435

Continental Resources, Inc.,
2.27%, 11/15/2026(b)	63,000	62,594
2.88%, 04/01/2032(b)	79,000	77,396

Lundin Energy Finance B.V. (Netherlands),
2.00%, 07/15/2026(b)	216,000	214,707
3.10%, 07/15/2031(b)	216,000	217,771
		778,915

Oil & Gas Storage & Transportation–0.94%

El Paso Natural Gas Co. LLC, 8.38%, 06/15/2032	65,000	93,342

Enbridge, Inc. (Canada),
1.60%, 10/04/2026	73,000	72,001
3.40%, 08/01/2051	74,000	75,193

Energy Transfer L.P.,
4.25%, 03/15/2023	54,000	55,503
4.00%, 10/01/2027	43,000	46,206

Kinder Morgan, Inc., 7.75%, 01/15/2032	101,000	142,048

MPLX L.P.,
1.75%, 03/01/2026	65,000	64,412
4.25%, 12/01/2027	44,000	48,774

ONEOK, Inc., 6.35%, 01/15/2031	93,000	116,894

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)

Williams Cos., Inc. (The),
3.70%, 01/15/2023	$71,000	$ 72,580
2.60%, 03/15/2031	228,000	226,688
3.50%, 10/15/2051	118,000	119,498
		1,133,139

Other Diversified Financial Services–2.68%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
2.45%, 10/29/2026	226,000	227,984
3.00%, 10/29/2028	154,000	156,297
3.30%, 01/30/2032	211,000	215,138
3.40%, 10/29/2033	194,000	197,756
3.85%, 10/29/2041	191,000	199,303

Avolon Holdings Funding Ltd. (Ireland),
2.13%, 02/21/2026(b)	78,000	76,628
2.75%, 02/21/2028(b)	88,000	86,409

Blackstone Holdings Finance Co. LLC,
1.60%, 03/30/2031(b)	97,000	90,389
2.80%, 09/30/2050(b)	46,000	44,026

Blackstone Private Credit Fund,
1.75%, 09/15/2024(b)	38,000	37,399
2.35%, 11/22/2024(b)	150,000	149,984
2.63%, 12/15/2026(b)	299,000	291,671
3.25%, 03/15/2027(b)	164,000	165,794

Blackstone Secured Lending Fund,
2.75%, 09/16/2026	226,000	226,204
2.13%, 02/15/2027(b)	149,000	145,118
2.85%, 09/30/2028(b)	93,000	90,737

Blue Owl Finance LLC, 3.13%, 06/10/2031(b)	125,000	122,452

KKR Group Finance Co. X LLC, 3.25%, 12/15/2051(b)	82,000	81,921

LSEGA Financing PLC (United Kingdom),
1.38%, 04/06/2026(b)	200,000	196,217
2.00%, 04/06/2028(b)	203,000	200,527
3.20%, 04/06/2041(b)	200,000	209,148
		3,211,102

Packaged Foods & Meats–0.37%

Conagra Brands, Inc., 4.60%, 11/01/2025	66,000	72,626

General Mills, Inc., 2.25%, 10/14/2031	74,000	73,202

JDE Peet’s N.V. (Netherlands), 1.38%, 01/15/2027(b)	150,000	144,937
2.25%, 09/24/2031(b)	155,000	149,286
		440,051

Paper Packaging–0.45%

Berry Global, Inc., 1.65%, 01/15/2027	408,000	399,218

Packaging Corp. of America, 3.65%, 09/15/2024	61,000	64,474

Sealed Air Corp., 1.57%, 10/15/2026(b)	81,000	78,582

		542,274

Pharmaceuticals–0.49%

Bayer US Finance II LLC (Germany), 3.88%, 12/15/2023(b)	313,000	327,239

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

	Principal Amount	Value
Pharmaceuticals–(continued)

Mayo Clinic, Series 2021, 3.20%, 11/15/2061	$131,000	$ 141,241

Mylan, Inc., 3.13%, 01/15/2023(b)	68,000	69,432

Royalty Pharma PLC, 2.15%, 09/02/2031	55,000	52,014

		589,926

Precious Metals & Minerals–0.07%

Anglo American Capital PLC (South Africa), 3.63%, 09/11/2024(b)	83,000	87,181

Property & Casualty Insurance–0.70%
Chubb INA Holdings, Inc.,
2.85%, 12/15/2051	46,000	46,232
3.05%, 12/15/2061	103,000	105,403

CNA Financial Corp., 3.45%, 08/15/2027	54,000	58,151
Fidelity National Financial, Inc.,
3.40%, 06/15/2030	49,000	51,792
2.45%, 03/15/2031	71,000	69,763
3.20%, 09/17/2051	56,000	53,646

First American Financial Corp., 2.40%, 08/15/2031	108,000	105,781

Stewart Information Services Corp., 3.60%, 11/15/2031	158,000	160,157
W.R. Berkley Corp.,
3.55%, 03/30/2052	92,000	100,813
3.15%, 09/30/2061	97,000	92,373

		844,111

Railroads–0.15%

Canadian Pacific Railway Co. (Canada), 1.75%, 12/02/2026	127,000	127,527

Union Pacific Corp., 2.15%, 02/05/2027	52,000	53,440

		180,967

Real Estate Development–0.07%

Essential Properties L.P., 2.95%, 07/15/2031	82,000	80,911

Regional Banks–2.36%

Citizens Financial Group, Inc., 4.30%, 12/03/2025	212,000	230,573
2.50%, 02/06/2030	50,000	50,236
3.25%, 04/30/2030	30,000	31,717
2.64%, 09/30/2032	330,000	326,509

Fifth Third Bank N.A., 3.85%, 03/15/2026	168,000	181,396
Huntington Bancshares, Inc.,
4.00%, 05/15/2025	71,000	76,423
2.49%, 08/15/2036(b)(c)	99,000	94,963

KeyCorp, 2.25%, 04/06/2027	71,000	72,218

M&T Bank Corp., 3.50%(c)(d)	194,000	190,566

PNC Financial Services Group, Inc. (The), 3.15%, 05/19/2027	53,000	57,160

Santander Holdings USA, Inc., 3.50%, 06/07/2024	57,000	59,445

	Principal Amount	Value
Regional Banks–(continued)
SVB Financial Group,
2.10%, 05/15/2028	$74,000	$ 74,084
1.80%, 02/02/2031	106,000	100,596
4.10%(c)(d)	172,000	170,968
Series C, 4.00%(c)(d)	348,000	350,175
Series D, 4.25%(c)(d)	294,000	298,667
Series E, 4.70%(c)(d)	197,000	203,023

Zions Bancorporation N.A., 3.25%, 10/29/2029	250,000	258,796

		2,827,515

Reinsurance–0.11%

Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	66,000	65,212

Global Atlantic Fin Co., 3.13%, 06/15/2031(b)	71,000	70,356

		135,568

Residential REITs–0.34%
American Homes 4 Rent L.P.,
2.38%, 07/15/2031	28,000	27,490
3.38%, 07/15/2051	27,000	27,195
Invitation Homes Operating Partnership L.P.,
2.30%, 11/15/2028	46,000	45,537
2.70%, 01/15/2034	143,000	140,434

Mid-America Apartments L.P., 2.88%, 09/15/2051	29,000	28,651

Spirit Realty L.P., 3.20%, 01/15/2027	51,000	53,388
Sun Communities Operating L.P.,
2.30%, 11/01/2028	47,000	46,979
2.70%, 07/15/2031	33,000	32,768
		402,442

Retail REITs–0.97%
Agree L.P.,
2.00%, 06/15/2028	56,000	54,904
2.60%, 06/15/2033	74,000	72,755

Kimco Realty Corp., 1.90%, 03/01/2028	83,000	82,214
2.70%, 10/01/2030	40,000	40,643
2.25%, 12/01/2031	122,000	119,012

Kite Realty Group L.P., 4.00%, 10/01/2026	124,000	131,691

Kite Realty Group Trust, 4.75%, 09/15/2030	48,000	53,174

National Retail Properties, Inc., 3.50%, 04/15/2051	92,000	94,948
Realty Income Corp.,
2.20%, 06/15/2028	42,000	42,426
3.25%, 01/15/2031	55,000	59,206
2.85%, 12/15/2032	39,000	40,520

Regency Centers L.P., 2.95%, 09/15/2029	60,000	62,338

Scentre Group Trust 2 (Australia), 4.75%, 09/24/2080(b)(c)	166,000	173,885
Simon Property Group L.P., 1.38%, 01/15/2027	142,000	138,768
		1,166,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

	Principal Amount	Value
Semiconductors–1.17%
Broadcom, Inc.,

4.15%, 11/15/2030	$97,000	$ 107,665
2.45%, 02/15/2031(b)	71,000	69,692
3.42%, 04/15/2033(b)	82,000	86,053
3.47%, 04/15/2034(b)	213,000	223,223
3.14%, 11/15/2035(b)	342,000	344,406

Marvell Technology, Inc., 2.95%, 04/15/2031	172,000	175,441
Micron Technology, Inc.,

2.70%, 04/15/2032	89,000	89,254
3.37%, 11/01/2041	59,000	60,670
QUALCOMM, Inc.,

2.15%, 05/20/2030	83,000	83,804
3.25%, 05/20/2050	81,000	89,160
Skyworks Solutions, Inc.,

1.80%, 06/01/2026	23,000	22,791
3.00%, 06/01/2031	50,000	50,450
		1,402,609

Specialized REITs–0.65%
American Tower Corp.,

3.00%, 06/15/2023	65,000	66,856
4.00%, 06/01/2025	38,000	40,697
2.70%, 04/15/2031	169,000	169,693
2.95%, 01/15/2051	94,000	89,299

Crown Castle International Corp., 2.50%, 07/15/2031	156,000	155,016

Extra Space Storage L.P., 2.35%, 03/15/2032	138,000	134,308

Life Storage L.P., 2.40%, 10/15/2031	128,000	125,957

		781,826

Systems Software–0.06%

VMware, Inc., 2.20%, 08/15/2031	78,000	76,696

Technology Hardware, Storage & Peripherals–0.43%
Apple, Inc.,

4.38%, 05/13/2045	42,000	53,087
2.55%, 08/20/2060	239,000	225,222
2.80%, 02/08/2061	243,000	241,896
		520,205

Thrifts & Mortgage Finance–0.14%

Nationwide Building Society (United Kingdom), 3.96%, 07/18/2030(b)(c)	150,000	164,956

Tobacco–0.52%

Altria Group, Inc., 2.45%, 02/04/2032	98,000	93,148
3.70%, 02/04/2051	117,000	109,273
4.00%, 02/04/2061	117,000	112,088

Imperial Brands Finance PLC (United Kingdom), 3.75%, 07/21/2022(b)	308,000	311,434

		625,943

Trucking–0.53%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,

4.00%, 07/15/2025(b)	55,000	59,079
3.40%, 11/15/2026(b)	66,000	69,979

	Principal Amount	Value
Trucking–(continued)

SMBC Aviation Capital Finance DAC (Ireland), 1.90%, 10/15/2026(b)	$205,000	$ 203,144
Triton Container International Ltd. (Bermuda),

2.05%, 04/15/2026(b)	185,000	183,728
3.15%, 06/15/2031(b)	121,000	122,156
		638,086

Wireless Telecommunication Services–0.32%

T-Mobile USA, Inc., 3.40%, 10/15/2052(b)	390,000	388,927
Total U.S. Dollar Denominated Bonds & Notes (Cost $51,842,613)		52,529,085

Asset-Backed Securities–25.11%
American Credit Acceptance Receivables Trust,
Series 2018-3, Class D, 4.14%, 10/15/2024(b)	6,322	6,346
Series 2019-3, Class C, 2.76%, 09/12/2025(b)	68,443	68,764
AmeriCredit Automobile Receivables Trust,
Series 2017-4, Class D, 3.08%, 12/18/2023	190,000	191,889
Series 2018-3, Class C, 3.74%, 10/18/2024	260,000	265,246
Series 2019-2, Class C, 2.74%, 04/18/2025	100,000	102,048
Series 2019-2, Class D, 2.99%, 06/18/2025	280,000	287,096
Series 2019-3, Class D, 2.58%, 09/18/2025	135,000	137,297

AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(b)	280,000	272,932
Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(b)(g)	60,636	60,673
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(g)	181,950	182,552
Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(g)	95,964	95,206
Series 2021-7, Class A1, 1.98%, 10/25/2066(b)(g)	201,619	201,174

Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 1.30% (3 mo. USD LIBOR + 1.18%), 07/25/2034(b)(e)	481,000	481,540
Banc of America Funding Trust,
Series 2007-1, Class 1A3, 6.00%, 01/25/2037	39,910	39,254
Series 2007-C, Class 1A4, 3.03%, 05/20/2036(g)	13,407	13,477

Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037	25,165	23,837

Bank, Series 2019-BNK16, Class XA, IO, 0.95%, 02/15/2052(h)	1,535,026	85,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

	Principal Amount	Value
Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(g)	$258,455	$ 264,165
Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(g)	259,419	258,663
Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(g)	256,226	258,780
Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(g)	271,821	277,676
Series 2021-5, Class A2, 2.50%, 11/25/2051(b)(g)	331,269	332,830

Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(e)	31,293	32,053
Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(e)	33,103	33,689

Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.50%, 01/15/2051(h)	1,745,395	42,927

BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(g)	143,889	143,203

BX Commercial Mortgage Trust, Series 2021-ACNT, Class A, 0.96% (1 mo. USD LIBOR + 0.85%), 11/15/2026(b)(e)	135,000	135,015
Series 2021-VOLT, Class A, 0.81% (1 mo. USD LIBOR + 0.70%), 09/15/2036(b)(e)	250,000	249,493
Series 2021-VOLT, Class B, 1.06% (1 mo. USD LIBOR + 0.95%), 09/15/2036(b)(e)	225,000	223,971
Series 2021-XL2, Class B, 1.11% (1 mo. USD LIBOR + 1.00%), 10/15/2038(b)(e)	105,000	104,526

Capital Lease Funding Securitization L.P., Series 1997-CTL1, Class IO, 1.51%, 06/22/2024(b)(h)	19,196	72

CCG Receivables Trust,
Series 2018-2, Class C, 3.87%, 12/15/2025(b)	60,000	60,212
Series 2019-2, Class B, 2.55%, 03/15/2027(b)	105,000	106,634
Series 2019-2, Class C, 2.89%, 03/15/2027(b)	100,000	101,383

CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.92%, 11/13/2050(h)	703,668	25,526

Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(b)(g)	10,115	10,218

Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 2.98%, 01/25/2036(g)	38,350	36,995

Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class XA, IO, 1.00%, 11/10/2046(h)	360,928	5,415
Series 2014-GC21, Class AA, 3.48%, 05/10/2047	44,214	45,473
Series 2017-C4, Class XA, IO, 1.08%, 10/12/2050(h)	1,955,065	85,836

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1, 2.48% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(e)	$96,795	$ 101,289
Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(g)	263,420	263,502
CNH Equipment Trust,
Series 2017-C, Class B, 2.54%, 05/15/2025	65,000	65,053
Series 2019-A, Class A4, 3.22%, 01/15/2026	125,000	127,978

COLT Mortgage Loan Trust,
Series 2020-1, Class A1, 2.49%, 02/25/2050(b)(g)	82,202	82,197
Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(g)	61,391	61,541
Series 2021-5, Class A1, 1.73%, 11/26/2066(b)(g)	127,557	127,318

COMM Mortgage Trust,
Series 2012-CR5, Class XA, IO, 1.50%, 12/10/2045(h)	1,803,751	15,304
Series 2013-CR6, Class AM, 3.15%, 03/10/2046(b)	245,000	249,499
Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	37,328	38,426
Series 2014-CR21, Class AM, 3.99%, 12/10/2047	715,000	748,070
Series 2014-LC15, Class AM, 4.20%, 04/10/2047	170,000	178,476
Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	475,000	501,565

Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	3,778	3,798
Series 2005-26, Class 1A8, 5.50%, 11/25/2035	34,935	28,012
Series 2005-JA, Class A7, 5.50%, 11/25/2035	4,196	4,130

Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(g)	75,326	74,986
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(g)	87,574	86,787

CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	637,000	651,024

CSMC Mortgage-Backed Trust, Series 2006-6, Class 1A4, 6.00%, 07/25/2036	107,489	76,111

Dell Equipment Finance Trust,
Series 2019-1, Class C, 3.14%, 03/22/2024(b)	325,000	325,440
Series 2019-2, Class D, 2.48%, 04/22/2025(b)	115,000	115,699

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

	Principal Amount	Value
Drive Auto Receivables Trust,
Series 2018-1, Class D, 3.81%, 05/15/2024	$23,909	$ 24,011
Series 2018-2, Class D, 4.14%, 08/15/2024	74,947	75,888
Series 2018-3, Class D, 4.30%, 09/16/2024	92,570	93,851
Series 2018-5, Class C, 3.99%, 01/15/2025	41,229	41,396
Series 2019-1, Class C, 3.78%, 04/15/2025	30,371	30,413

Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 1.24% (3 mo. USD LIBOR + 1.08%), 01/15/2034(b)(e)	100,056	100,116
Ellington Financial Mortgage Trust,
Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(g)	37,055	37,159
Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(g)	57,256	56,795
Exeter Automobile Receivables Trust,
Series 2019-2A, Class C, 3.30%, 03/15/2024(b)	100,078	100,481
Series 2019-4A, Class D, 2.58%, 09/15/2025(b)	240,000	243,978

Extended Stay America Trust, Series 2021-ESH, Class B, 1.49% (1 mo. USD LIBOR + 1.38%), 07/15/2038(b)(e)	114,405	114,606

First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A6, 0.75% (1 mo. USD LIBOR + 0.65%), 11/25/2035(e)	65,269	31,055
Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(g)	424,976	429,773
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(g)	95,901	96,988

Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A2, 0.71% (1 mo. USD LIBOR + 0.60%), 09/15/2024(e)	560,000	561,515
FREMF Mortgage Trust,
Series 2013-K25, Class C, 3.62%, 11/25/2045(b)(g)	90,000	91,688
Series 2013-K26, Class C, 3.60%, 12/25/2045(b)(g)	60,000	61,194
Series 2013-K27, Class C, 3.50%, 01/25/2046(b)(g)	95,000	96,919
Series 2013-K28, Class C, 3.49%, 06/25/2046(b)(g)	285,000	291,925

GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class AR, 1.20% (3 mo. USD LIBOR + 1.07%), 10/20/2032(b)(e)	260,000	260,129

Golub Capital Partners CLO 40(A) Ltd., Series 2019-40A, Class AR, 1.21% (3 mo. USD LIBOR + 1.09%), 01/25/2032(b)(e)	330,000	329,747

	Principal Amount	Value
GS Mortgage Securities Trust,
Series 2013-GC16, Class AS, 4.65%, 11/10/2046	$45,000	$ 47,244
Series 2013-GCJ12, Class AAB, 2.68%, 06/10/2046	7,579	7,639
Series 2014-GC18, Class AAB, 3.65%, 01/10/2047	34,795	35,647
Series 2020-GC47, Class A5, 2.38%, 05/12/2053	245,000	248,703

GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(g)	222,373	224,883

GSR Mortgage Loan Trust, Series 2005-AR, Class 6A1, 3.02%, 07/25/2035(g)	15,104	15,669
Hertz Vehicle Financing III L.P.,
Series 2021-2A, Class A, 1.68%, 12/27/2027(b)	113,000	111,570
Series 2021-2A, Class B, 2.12%, 12/27/2027(b)	103,000	102,254

Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21%, 12/26/2025(b)	104,000	103,113
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-C10, Class AS, 3.37%, 12/15/2047	315,000	321,389
Series 2013-C16, Class AS, 4.52%, 12/15/2046	300,000	314,649
Series 2013-LC11, Class AS, 3.22%, 04/15/2046	40,000	40,641
Series 2014-C20, Class AS, 4.04%, 07/15/2047	220,000	230,447
Series 2016-JP3, Class A2, 2.43%, 08/15/2049	26,478	26,577
JP Morgan Mortgage Trust,
Series 2007-A1, Class 5A1, 2.42%, 07/25/2035(g)	21,649	22,155
Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(b)(g)	310,000	310,763
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class B, 4.12%, 11/15/2047(g)	245,000	252,136
Series 2014-C25, Class AS, 4.07%, 11/15/2047	200,000	209,031
Series 2015-C27, Class XA, IO, 1.15%, 02/15/2048(h)	1,953,913	59,584

KKR CLO 30 Ltd., Series 30A, Class A1R, 2.27% (3 mo. USD LIBOR + 1.02%), 10/17/2031(b)(e)	268,000	267,741

LB Commercial Conduit Mortgage Trust, Series 1998-C1, Class IO, 0.91%, 02/18/2030(h)	24,833	0

Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(b)(g)	12,307	4,642

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

	Principal Amount	Value
Life Mortgage Trust,
Series 2021-BMR, Class A, 0.81% (1 mo. USD LIBOR + 0.70%), 03/15/2038(b)(e)	$155,000	$ 154,853
Series 2021-BMR, Class B, 0.99% (1 mo. USD LIBOR + 0.88%), 03/15/2038(b)(e)	240,000	237,947
Series 2021-BMR, Class C, 1.21% (1 mo. USD LIBOR + 1.10%), 03/15/2038(b)(e)	110,000	109,073

Madison Park Funding XLVIII Ltd., Series 2021-48A, Class A, 1.27% (3 mo. USD LIBOR + 1.15%), 04/19/2033(b)(e)	742,000	742,370

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3, 0.20% (1 mo. USD LIBOR + 0.10%), 08/25/2036(e)	37,733	16,869
Med Trust,
Series 2021-MDLN, Class A, 1.06% (1 mo. USD LIBOR + 0.95%), 11/15/2038(b)(e)	165,000	165,067
Series 2021-MDLN, Class B, 1.56% (1 mo. USD LIBOR + 1.45%), 11/15/2038(b)(e)	268,000	267,851
Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(g)	171,748	173,703
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(g)	165,925	167,795
MFA Trust,
Series 2021-AEI1, Class A3, 2.50%, 08/25/2051(b)(g)	177,675	177,290
Series 2021-AEI1, Class A4, 2.50%, 08/25/2051(b)(g)	227,329	230,211
Series 2021-INV2, Class A1, 1.91%, 11/25/2056(b)(g)	218,993	217,071
MHP Commercial Mortgage Trust,
Series 2021-STOR, Class A, 0.81% (1 mo. USD LIBOR + 0.70%), 07/15/2038(b)(e)	125,000	124,698
Series 2021-STOR, Class B, 1.01% (1 mo. USD LIBOR + 0.90%), 07/15/2038(b)(e)	105,000	104,764
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class AS, 3.46%, 05/15/2046	225,000	229,811
Series 2014-C19, Class AS, 3.83%, 12/15/2047	595,000	624,399

Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.78%, 12/15/2050(h)	671,617	25,569

Morgan Stanley Re-REMIC Trust, Series 2012-R3, Class 1B, 6.00%, 11/26/2036(b)(g)	247,674	240,477

Mortgage-Linked Amortizing Notes, Series 2012-1, Class A10, 2.06%, 01/15/2022	113,210	113,284

Motel Trust, Series 2021-MTL6, Class A, 1.01% (1 mo. USD LIBOR + 0.90%), 09/15/2038(b)(e)	100,000	100,025

Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 1.14% (3 mo. USD LIBOR + 1.02%), 04/19/2030(b)(e)	293,000	293,035

	Principal Amount	Value

Neuberger Berman Loan Advisers CLO 40 Ltd., Series 2021-40A, Class A, 1.18% (3 mo. USD LIBOR + 1.06%), 04/16/2033(b)(e)	$250,000	$ 250,401

Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(g)	204,890	207,213
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1AR, 1.08% (3 mo. USD LIBOR + 0.96%), 07/15/2030(b)(e)	250,000	250,285
Series 2020-8RA, Class A1, 1.34% (3 mo. USD LIBOR + 1.22%), 01/17/2032(b)(e)	433,000	433,216

Octagon Investment Partners 31 LLC, Series 2017-1A, Class AR, 1.18% (3 mo. USD LIBOR + 1.05%), 07/20/2030(b)(e)	500,000	499,537

Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 1.34% (3 mo. USD LIBOR + 1.22%), 01/15/2033(b)(e)	400,000	400,068

OHA Loan Funding Ltd., Series 2016-1A, Class AR, 1.39% (3 mo. USD LIBOR + 1.26%), 01/20/2033(b)(e)	287,936	288,067

Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(b)(g)	277,378	276,595

Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(b)	115,000	116,021
Progress Residential Trust,
Series 2020-SFR1, Class A, 1.73%, 04/17/2037(b)	395,000	392,367
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(b)	140,000	141,095
Residential Accredit Loans, Inc. Trust,
Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	351	334
Series 2007-QS6, Class A28, 5.75%, 04/25/2037	4,181	4,106

Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 01/26/2060(b)(g)	63,375	63,712
Santander Drive Auto Receivables Trust,
Series 2017-3, Class D, 3.20%, 11/15/2023	72,825	72,898
Series 2018-1, Class D, 3.32%, 03/15/2024	38,197	38,365
Series 2018-2, Class D, 3.88%, 02/15/2024	94,628	95,491
Series 2019-2, Class D, 3.22%, 07/15/2025	195,000	198,872
Series 2019-3, Class D, 2.68%, 10/15/2025	165,000	167,219
Santander Retail Auto Lease Trust,
Series 2019-A, Class C, 3.30%, 05/22/2023(b)	271,901	272,468
Series 2019-B, Class C, 2.77%, 08/21/2023(b)	115,000	115,959
Series 2019-C, Class C, 2.39%, 11/20/2023(b)	210,000	212,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

	Principal Amount	Value
Sonic Capital LLC,
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	$119,700	$ 117,438
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	119,700	117,662

Star Trust, Series 2021-SFR1, Class A, 0.71% (1 mo. USD LIBOR + 0.60%), 04/17/2038(b)(e)	792,432	791,985

STAR Trust, Series 2021-1, Class A1, 1.22%, 05/25/2065(b)(g)	215,215	214,677
Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(g)	59,648	59,911
Series 2021-6, Class A1, 1.92%, 11/25/2066(b)(g)	337,606	337,470

Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, 1.41% (3 mo. USD LIBOR + 1.29%), 04/18/2033(b)(e)	250,000	250,334

Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	321,867	321,338

TICP CLO XV Ltd., Series 2020-15A, Class A, 1.41% (3 mo. USD LIBOR + 1.28%), 04/20/2033(b)(e)	271,000	271,350

Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(b)	307,671	297,340

UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 0.99%, 11/15/2050(h)	1,217,396	49,237
Verus Securitization Trust,
Series 2020-1, Class A1, 2.42%, 01/25/2060(b)(i)	99,856	100,217
Series 2020-1, Class A2, 2.64%, 01/25/2060(b)(i)	99,729	100,153
Series 2020-INV1, Class A1, 0.33%, 03/25/2060(b)(g)	42,889	43,052
Series 2021-1, Class A1B, 1.32%, 01/25/2066(b)(g)	95,483	94,416
Series 2021-7, Class A1, 1.83%, 10/25/2066(b)(g)	281,720	281,307
Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(g)	174,943	174,294

Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	112,187	111,743
WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 2.49%, 10/25/2033(g)	25,643	25,974
Series 2005-AR14, Class 1A4, 2.85%, 12/25/2035(g)	57,859	58,948
Series 2005-AR16, Class 1A1, 2.64%, 12/25/2035(g)	26,758	27,297
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS1, Class ASB, 2.93%, 05/15/2048	174,130	177,629
Series 2017-C42, Class XA, IO, 0.88%, 12/15/2050(h)	881,567	40,203

Westlake Automobile Receivables Trust, Series 2019-3A, Class C, 2.49%, 10/15/2024(b)	260,000	261,727

	Principal Amount	Value
WFRBS Commercial Mortgage Trust,
Series 2013-C14, Class AS, 3.49%, 06/15/2046	$150,000	$ 152,927
Series 2014-C20, Class AS, 4.18%, 05/15/2047	130,000	135,895
Series 2014-LC14, Class AS, 4.35%, 03/15/2047(g)	145,000	152,062
World Financial Network Credit Card Master Trust,
Series 2019-A, Class A, 3.14%, 12/15/2025	75,000	75,251
Series 2019-B, Class A, 2.49%, 04/15/2026	270,000	272,567
Series 2019-C, Class A, 2.21%, 07/15/2026	235,000	237,782

Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	354,112	361,300
Total Asset-Backed Securities (Cost $30,736,699)		30,128,466
U.S. Government Sponsored Agency Mortgage-Backed Securities–18.94%
Collateralized Mortgage Obligations–1.28%

Fannie Mae Interest STRIPS, IO,
7.50%, 05/25/2023 to 11/25/2029(j)	36,936	4,227
7.00%, 06/25/2023 to 04/25/2032(j)	98,523	15,825
6.50%, 04/25/2029 to 02/25/2033(h)(j)	261,299	44,912
6.00%, 02/25/2033 to 03/25/2036(h)(j)	211,139	37,425
5.50%, 09/25/2033 to 06/25/2035(h)(j)	309,300	51,416

Fannie Mae REMICs, IO, 5.50%, 04/25/2023 to 07/25/2046(j)	100,865	44,541
6.60% (6.70% - (1.00 x 1 mo. USD LIBOR)), 02/25/2024 to 05/25/2035(e)(j)	103,730	17,201
3.00%, 11/25/2027(j)	70,138	3,771
7.00% (7.10% - (1.00 x 1 mo. USD LIBOR)), 11/25/2030(e)(j)	41,564	6,375
7.80% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/18/2031 to 12/18/2031(e)(j)	2,766	497
7.80% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/25/2031(e)(j)	54,902	9,843
7.15% (7.25% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032(e)(j)	2,967	544
7.85% (7.95% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032(e)(j)	14,026	2,515
7.90% (8.00% - (1.00 x 1 mo. USD LIBOR)), 03/18/2032 to 12/18/2032(e)(j)	5,518	1,077
8.00% (8.10% - (1.00 x 1 mo. USD LIBOR)), 03/25/2032 to 04/25/2032(e)(j)	4,381	900
6.90% (7.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032 to 09/25/2032(e)(j)	13,695	2,204
7.70% (7.80% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(e)(j)	488	96

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
7.90% (8.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032 to 12/25/2032(e)(j)	$217,076	$ 44,356
8.00% (8.10% - (1.00 x 1 mo. USD LIBOR)), 12/18/2032(e)(j)	21,581	3,266
8.15% (8.25% - (1.00 x 1 mo. USD LIBOR)), 02/25/2033 to 05/25/2033(e)(j)	82,609	18,819
7.00%, 04/25/2033(j)	2,610	470
5.95% (6.05% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035 to 07/25/2038(e)(j)	39,415	5,780
6.65% (6.75% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035 to 05/25/2035(e)(j)	15,411	2,153
6.50% (6.60% - (1.00 x 1 mo. USD LIBOR)), 05/25/2035(e)(j)	28,797	4,019
3.50%, 08/25/2035(j)	239,180	29,566
6.00% (6.10% - (1.00 x 1 mo. USD LIBOR)), 10/25/2035(e)(j)	83,929	14,208
6.45% (6.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2041(e)(j)	26,983	4,256
6.05% (6.15% - (1.00 x 1 mo. USD LIBOR)), 12/25/2042(e)(j)	56,991	11,342
5.00% (5.90% - (1.00 x 1 mo. USD LIBOR)), 09/25/2047(e)(j)	393,778	69,521
6.50%, 06/25/2023 to 10/25/2031	84,722	93,129
4.00%, 08/25/2026 to 08/25/2047(j)	98,988	9,475
6.00%, 11/25/2028 to 12/25/2031	69,809	78,216
0.35% (1 mo. USD LIBOR + 0.25%), 08/25/2035(e)	738	740
24.19% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(e)	36,435	55,976
23.83% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(e)	45,723	69,475
1.04% (1 mo. USD LIBOR + 0.94%), 06/25/2037(e)	14,737	14,848
PO, 0.00%, 09/25/2023(k)	7,293	7,210
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC02, Class X1, IO, 1.91%, 03/25/2024(h)	4,524,509	30,434
Series KC03, Class X1, IO, 0.63%, 11/25/2024(h)	2,748,671	32,707
Series K734, Class X1, IO, 0.65%, 02/25/2026(h)	2,033,219	47,128
Series K735, Class X1, IO, 1.10%, 05/25/2026(h)	2,040,324	75,483
Series K093, Class X1, IO, 0.95%, 05/25/2029(h)	1,686,872	104,078

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)

Freddie Mac REMICs, 1.50%, 07/15/2023	$6,107	$ 6,128
6.75%, 02/15/2024	1,734	1,806
6.50%, 02/15/2028 to 06/15/2032	282,052	314,076
8.00%, 03/15/2030	545	637
1.11% (1 mo. USD LIBOR + 1.00%), 02/15/2032(e)	576	589
3.50%, 05/15/2032	10,288	10,826
24.35% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(e)	5,673	8,951
0.51% (1 mo. USD LIBOR + 0.40%), 09/15/2035(e)	961	970
IO, 7.54% (7.65% - (1.00 x 1 mo. USD LIBOR)), 07/15/2026 to 03/15/2029(e)(j)	67,606	6,457
3.00%, 06/15/2027 to 05/15/2040(j)	240,069	13,886
2.50%, 05/15/2028(j)	48,915	2,507
8.59% (8.70% - (1.00 x 1 mo. USD LIBOR)), 07/17/2028(e)(j)	507	33
7.99% (8.10% - (1.00 x 1 mo. USD LIBOR)), 06/15/2029(e)(j)	890	136
6.59% (6.70% - (1.00 x 1 mo. USD LIBOR)), 01/15/2035(e)(j)	217,071	29,578
6.64% (6.75% - (1.00 x 1 mo. USD LIBOR)), 02/15/2035(e)(j)	25,618	3,451
6.61% (6.72% - (1.00 x 1 mo. USD LIBOR)), 05/15/2035(e)(j)	27,021	3,603
6.04% (6.15% - (1.00 x 1 mo. USD LIBOR)), 07/15/2035(e)(j)	7,885	885
6.89% (7.00% - (1.00 x 1 mo. USD LIBOR)), 12/15/2037(e)(j)	5,256	1,050
5.89% (6.00% - (1.00 x 1 mo. USD LIBOR)), 04/15/2038(e)(j)	4,368	659
5.96% (6.07% - (1.00 x 1 mo. USD LIBOR)), 05/15/2038(e)(j)	154,710	25,548
6.14% (6.25% - (1.00 x 1 mo. USD LIBOR)), 12/15/2039(e)(j)	37,204	5,892
5.99% (6.10% - (1.00 x 1 mo. USD LIBOR)), 01/15/2044(e)(j)	55,542	6,065
4.00%, 03/15/2045(j)	37,364	1,745

Freddie Mac STRIPS, PO, 0.00%, 06/01/2026(k)	8,598	8,313
IO, 3.00%, 12/15/2027(j)	101,217	5,820
3.27%, 12/15/2027(h)	24,780	1,278
7.00%, 09/01/2029(j)	1,979	320
7.50%, 12/15/2029(j)	37,525	6,534
6.00%, 12/15/2032(j)	23,799	3,502
		1,541,269

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–0.24%
9.00%, 08/01/2022 to 05/01/2025	$1,209	$ 1,287
6.00%, 10/01/2022 to 10/01/2029	72,027	79,900
6.50%, 07/01/2028 to 04/01/2034	53,701	59,732
7.00%, 10/01/2031 to 10/01/2037	37,304	41,017
5.00%, 12/01/2034	1,875	2,069
5.50%, 09/01/2039	90,436	103,395
		287,400

Federal National Mortgage Association (FNMA)–0.06%
5.00%, 02/01/2022 to 07/01/2022	30	31
7.00%, 01/01/2030 to 12/01/2032	7,173	8,132
8.50%, 07/01/2032	1,234	1,238
7.50%, 01/01/2033	1,454	1,657
6.50%, 01/01/2034	3,124	3,485
5.50%, 02/01/2035 to 05/01/2036	51,470	58,426
		72,969

Government National Mortgage Association (GNMA)–3.71%
7.00%, 12/15/2023 to 03/15/2026	1,114	1,171
IO, 7.39% (7.50% - (1.00 x 1 mo. USD LIBOR)), 02/16/2032(e)(j)	27,142	74
6.44% (6.55% - (1.00 x 1 mo. USD LIBOR)), 04/16/2037(e)(j)	30,724	5,264
6.54% (6.65% - (1.00 x 1 mo. USD LIBOR)), 04/16/2041(e)(j)	194,899	27,804
4.50%, 09/16/2047(j)	139,249	20,255
6.09% (6.20% - (1.00 x 1 mo. USD LIBOR)), 10/16/2047(e)(j)	137,212	22,960
TBA, 2.50%, 01/01/2052(l)	4,265,000	4,367,955
		4,445,483

Uniform Mortgage-Backed Securities–13.65%
TBA, 2.00%, 01/01/2037 to 01/01/2052(l)	16,350,000	16,374,361
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $23,669,893)		22,721,482

U.S. Treasury Securities–12.13%
U.S. Treasury Bonds–1.95%
2.00%, 11/15/2041	828,100	837,804
2.00%, 08/15/2051	1,467,300	1,496,188
		2,333,992

U.S. Treasury Notes–10.18%
0.50%, 11/30/2023	1,746,000	1,739,453
1.00%, 12/15/2024	1,939,000	1,941,348
1.25%, 11/30/2026	5,505,200	5,502,619
1.50%, 11/30/2028	217,200	218,116
1.38%, 11/15/2031	2,853,100	2,817,882
		12,219,418
Total U.S. Treasury Securities (Cost $14,525,241)		14,553,410

	Shares	Value
Preferred Stocks–0.90%
Asset Management & Custody Banks–0.08%

Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(c)	88,000	$ 94,094

Diversified Banks–0.59%

Citigroup, Inc., 5.00%, Series U, Pfd.(c)	249,000	257,092

JPMorgan Chase & Co., 3.60% (3 mo. USD LIBOR + 3.47%), Series I, Pfd.(e)	447,000	449,238
		706,330

Investment Banking & Brokerage–0.13%

Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(c)	163,000	164,834

Other Diversified Financial Services–0.10%

Equitable Holdings, Inc., 4.95%, Series B, Pfd.(c)	113,000	118,650
Total Preferred Stocks (Cost $1,060,304)		1,083,908

	Principal Amount
Municipal Obligations–0.47%

California State University,
Series 2021 B, Ref. RB, 2.72%, 11/01/2052	$110,000	111,160
Series 2021 B, Ref. RB, 2.94%, 11/01/2052	170,000	170,522

Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB, 3.03%, 08/15/2041	280,000	280,255
Total Municipal Obligations (Cost $560,000)		561,937

Agency Credit Risk Transfer Notes–0.37%

Fannie Mae Connecticut Avenue Securities,
Series 2014-C04, Class 2M2, 5.10% (1 mo. USD LIBOR + 5.00%), 11/25/2024(e)	50,167	50,896
Series 2016-C02, Class 1M2, 6.10% (1 mo. USD LIBOR + 6.00%), 09/25/2028(e)	119,621	123,741

Freddie Mac,
Series 2014-DN3, Class M3, STACR® , 4.10% (1 mo. USD LIBOR + 4.00%), 08/25/2024(e)	49,515	50,450
Series 2018-HQA1, Class M2, STACR® , 2.40% (1 mo. USD LIBOR + 2.30%), 09/25/2030(e)	83,966	85,005
Series 2018-DNA2, Class M1, STACR® , 0.90% (1 mo. USD LIBOR + 0.80%), 12/25/2030(b)(e)	42,214	42,218
Series 2018-DNA3, Class M1, STACR® , 0.85% (1 mo. USD LIBOR + 0.75%), 09/25/2048(b)(e)	165	165
Series 2018-HQA2, Class M1, STACR® , 0.85% (1 mo. USD LIBOR + 0.75%), 10/25/2048(b)(e)	27,110	27,111
Series 2019-HRP1, Class M2, STACR® , 1.50% (1 mo. USD LIBOR + 1.40%), 02/25/2049(b)(e)	59,848	60,045
Total Agency Credit Risk Transfer Notes (Cost $449,494)		439,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

	Shares	Value
Money Market Funds–14.50%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(m)(n)	6,077,589	$ 6,077,589

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(m)(n)	4,374,565	4,375,440

Invesco Treasury Portfolio, Institutional Class, 0.01%(m)(n)	6,945,817	6,945,817

Total Money Market Funds (Cost $17,399,535)		17,398,846

TOTAL INVESTMENTS IN SECURITIES–116.20% (Cost $140,243,779)		139,416,765

OTHER ASSETS LESS LIABILITIES–(16.20)%		(19,437,053)

NET ASSETS–100.00%		$119,979,712

Investment Abbreviations:

CLO	- Collateralized Loan Obligation
Ctfs.	- Certificates
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PO	- Principal Only
RB	- Revenue Bonds
Ref.	- Refunding
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
SOFR	- Secured Overnight Financing Rate
STACR® - Structured Agency Credit Risk
STRIPS	- Separately Traded Registered Interest and Principal Security
TBA	- To Be Announced
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2021 was $36,799,318, which represented 30.67% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2021.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2021.

(h)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2021.

(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(k)	Zero coupon bond issued at a discount.
(l)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1O.
(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio,

Institutional Class	$13,781,057	$12,951,645	$(20,655,113)	$-	$-	$6,077,589	$2,554

Invesco Liquid Assets Portfolio, Institutional Class	9,839,218	9,247,145	(14,710,925)	1,470	(1,468)	4,375,440	1,243

Invesco Treasury Portfolio, Institutional Class	15,749,779	14,801,880	(23,605,842)	-	-	6,945,817	1,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2021	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$ -	$1,033,189	$(1,033,189)	$-	$-	$ -	$ 16*

Invesco Private Prime Fund	-	2,354,901	(2,354,817)	-	(84)	-	208*

Total	$39,370,054	$40,388,760	$(62,359,886)	$1,470	$(1,552)	$17,398,846	$5,091

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(n) The rate shown is the 7-day SEC standardized yield as of December 31, 2021.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk

U.S. Treasury 5 Year Notes	107	March-2022	$12,944,492	$33,458	$ 33,458

U.S. Treasury 10 Year Notes	48	March-2022	6,262,500	36,981	36,981

U.S. Treasury Ultra Bonds	40	March-2022	7,885,000	121,250	121,250
Subtotal-Long Futures Contracts				191,689	191,689

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 10 Year Ultra Notes	66	March-2022	(9,664,875)	(162,938)	(162,938)

U.S. Treasury Long Bonds	37	March-2022	(5,936,187)	(91,055)	(91,055)

Subtotal-Short Futures Contracts				(253,993)	(253,993)
Total Futures Contracts				$(62,304)	$ (62,304)

(a)	Futures contracts collateralized by $265,865 cash held with Merrill Lynch International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $122,844,244)	$122,017,919
Investments in affiliated money market funds, at value (Cost $17,399,535)	17,398,846
Other investments:
Variation margin receivable – futures contracts	77,538
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	265,865
Cash	353,251
Foreign currencies, at value (Cost $351,232)	338,363
Receivable for:
Fund shares sold	29,748
Dividends	254
Interest	498,112
Principal paydowns	1,995
Investment for trustee deferred compensation and retirement plans	66,106
Other assets	480
Total assets	141,048,477

Liabilities:
Payable for:
Investments purchased	20,774,225
Fund shares reacquired	97,653
Accrued fees to affiliates	43,389
Accrued other operating expenses	87,392
Trustee deferred compensation and retirement plans	66,106
Total liabilities	21,068,765
Net assets applicable to shares outstanding	$119,979,712

Net assets consist of:
Shares of beneficial interest	$119,375,162
Distributable earnings	604,550
$119,979,712

Net Assets:
Series I	$82,111,156
Series II	$37,868,556

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	10,521,722
Series II	4,925,668
Series I:
Net asset value per share	$7.80
Series II:
Net asset value per share	$7.69

Statement of Operations

For the year ended December 31, 2021

Investment income:
Interest (net of foreign withholding taxes of $39)	$2,626,989

Dividends from affiliated money market funds (includes securities lending income of $252)	5,119

Total investment income	2,632,108

Expenses:
Advisory fees	732,732

Administrative services fees	203,147

Custodian fees	22,242

Distribution fees - Series II	101,800

Transfer agent fees	13,693

Trustees’ and officers’ fees and benefits	23,526

Professional services fees	60,583

Other	(56,555)

Total expenses	1,101,168

Less: Fees waived	(69,913)

Net expenses	1,031,255

Net investment income	1,600,853

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	620,460

Affiliated investment securities	(1,552)

Foreign currencies	(2,681)

Futures contracts	(640,797)

(24,570)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(3,824,244)

Affiliated investment securities	1,470

Foreign currencies	(24,803)

Futures contracts	(16,441)

(3,864,018)

Net realized and unrealized gain (loss)	(3,888,588)

Net increase (decrease) in net assets resulting from operations	$(2,287,735)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$1,600,853	$2,232,742

Net realized gain (loss)	(24,570)	7,582,017

Change in net unrealized appreciation (depreciation)	(3,864,018)	1,409,324

Net increase (decrease) in net assets resulting from operations	(2,287,735)	11,224,083

Distributions to shareholders from distributable earnings:
Series I	(4,905,155)	(2,429,653)

Series II	(2,187,480)	(1,301,736)

Total distributions from distributable earnings	(7,092,635)	(3,731,389)

Share transactions–net:
Series I	1,361,966	9,260,558

Series II	(5,760,053)	(3,393,814)

Net increase (decrease) in net assets resulting from share transactions	(4,398,087)	5,866,744

Net increase (decrease) in net assets	(13,778,457)	13,359,438

Net assets:
Beginning of year	133,758,169	120,398,731

End of year	$119,979,712	$133,758,169

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income to average net assets	Portfolio turnover (d)(e)
Series I
Year ended 12/31/21	$8.43	$0.11	$(0.25)	$(0.14)	$(0.18)	$(0.31)	$(0.49)	$7.80	(1.65)%	$82,111	0.74%	0.80%	1.36%	438%
Year ended 12/31/20	7.93	0.16	0.61	0.77	(0.27)	–	(0.27)	8.43	9.71	87,077	0.73	0.90	1.90	480
Year ended 12/31/19	7.49	0.23	0.48	0.71	(0.27)	–	(0.27)	7.93	9.53	73,160	0.75	0.89	2.99	93
Year ended 12/31/18	7.83	0.25	(0.33)	(0.08)	(0.26)	–	(0.26)	7.49	(1.02)	74,929	0.75	0.87	3.35	64
Year ended 12/31/17	7.67	0.19	0.16	0.35	(0.19)	–	(0.19)	7.83	4.59	81,481	0.75	0.85	2.38	86
Series II
Year ended 12/31/21	8.31	0.09	(0.24)	(0.15)	(0.16)	(0.31)	(0.47)	7.69	(1.85)	37,869	0.99	1.05	1.11	438
Year ended 12/31/20	7.82	0.14	0.59	0.73	(0.24)	–	(0.24)	8.31	9.43	46,681	0.98	1.15	1.65	480
Year ended 12/31/19	7.39	0.21	0.47	0.68	(0.25)	–	(0.25)	7.82	9.25	47,239	1.00	1.14	2.75	93
Year ended 12/31/18	7.73	0.23	(0.33)	(0.10)	(0.24)	–	(0.24)	7.39	(1.31)	46,391	1.00	1.12	3.10	64
Year ended 12/31/17	7.57	0.16	0.17	0.33	(0.17)	–	(0.17)	7.73	4.38	51,030	1.00	1.10	2.13	86

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.01%, 0.00% and 0.00% for the years ended December 31, 2019, 2018 and 2017, respectively.
(d)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $488,722,598 and $507,909,671, $641,318,699 and $653,537,737, $679,964,368 and $662,714,451 for the years ended December 31, 2019, 2018 and 2017, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Bond Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Core Bond Fund, formerly Invesco Oppenheimer V.I. Total Return Bond Fund, (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek total return.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses

Invesco V.I. Core Bond Fund

on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Lower-Rated Securities – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities

Invesco V.I. Core Bond Fund

lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, there were no securities lending transactions with the Adviser.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

O.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

P.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

S.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and

Invesco V.I. Core Bond Fund

asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

T.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $1 billion	0.600%

Over $1 billion	0.500%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.59%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least April 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.75% and Series II shares to 1.00% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $69,913.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $17,540 for accounting and fund administrative services and was reimbursed $185,607 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s

Invesco V.I. Core Bond Fund

own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$–	$51,912,526	$616,559	$52,529,085

Asset-Backed Securities	–	30,128,466	–	30,128,466

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	22,721,482	–	22,721,482

U.S. Treasury Securities	–	14,553,410	–	14,553,410

Preferred Stocks	–	1,083,908	–	1,083,908

Municipal Obligations	–	561,937	–	561,937

Agency Credit Risk Transfer Notes	–	439,631	–	439,631

Money Market Funds	17,398,846	–	–	17,398,846

Total Investments in Securities	17,398,846	121,401,360	616,559	139,416,765

Other Investments - Assets*

Futures Contracts	191,689	–	–	191,689

Other Investments - Liabilities*

Futures Contracts	(253,993)	–	–	(253,993)

Total Other Investments	(62,304)	–	–	(62,304)

Total Investments	$17,336,542	$121,401,360	$616,559	$139,354,461

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

Value
Interest
Derivative Assets	Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$191,689

Derivatives not subject to master netting agreements	(191,689)

Total Derivative Assets subject to master netting agreements	$-

Value
Interest
Derivative Liabilities	Rate Risk

Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(253,993)

Derivatives not subject to master netting agreements	253,993

Total Derivative Liabilities subject to master netting agreements	$-

(a) The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk

Realized Gain (Loss):
Futures contracts	$(640,797)

Invesco V.I. Core Bond Fund

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	$ (16,441)

Total	$(657,238)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$58,209,711

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020

Ordinary income*	$6,175,652	$3,731,389

Long-term capital gain	916,983	–

Total distributions	$7,092,635	$3,731,389

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$2,053,103

Net unrealized appreciation (depreciation) - investments	(851,779)

Net unrealized appreciation (depreciation) - foreign currencies	(12,869)

Temporary book/tax differences	(57,902)

Capital loss carryforward	(526,003)

Shares of beneficial interest	119,375,162

Total net assets	$119,979,712

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Core Bond Fund

The Fund has a capital loss carryforward as of December 31, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$526,003	$–	$526,003

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $91,845,200 and $84,079,393, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,004,583

Aggregate unrealized (depreciation) of investments	(2,856,362)

Net unrealized appreciation (depreciation) of investments	$(851,779)

Cost of investments for tax purposes is $140,206,240.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dollar rolls, on December 31, 2021, undistributed net investment income was increased by $442,877 and undistributed net realized gain (loss) was decreased by $442,877. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	2,220,788	$18,442,198	2,207,694	$18,501,766

Series II	700,798	5,644,018	2,667,997	21,953,889

Issued as reinvestment of dividends:
Series I	628,061	4,905,155	293,082	2,429,653

Series II	284,088	2,187,480	159,136	1,301,736

Reacquired:
Series I	(2,654,512)	(21,985,387)	(1,401,177)	(11,670,861)

Series II	(1,676,915)	(13,591,551)	(3,253,104)	(26,649,439)

Net increase (decrease) in share activity	(497,692)	$(4,398,087)	673,628	$5,866,744

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco V.I. Core Plus Bond Fund (the “Acquiring Fund”).

The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around March 2022. The reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

Invesco V.I. Core Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Core Bond Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Oppenheimer Total Return Bond Fund/VA (subsequently renamed Invesco V.I. Core Bond Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Core Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$995.30	$3.72	$1,021.48	$3.77	0.74%
Series II	1,000.00	994.70	4.98	1,020.21	5.04	0.99

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$916,983
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	1.84%
U.S. Treasury Obligations*	2.40%
Qualified Business Income*	0.00%
Business Interest Income*	50.17%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Core Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Core Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Core Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Core Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Core Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Core Bond Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Core Equity Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VICEQ-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Core Equity Fund (the Fund) outperformed the Russell 1000 Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	27.74%
Series II Shares	27.38
S&P 500 Index▼ (Broad Market Index)	28.71
Russell 1000 Index▼ (Style-Specific Index)	26.45
Lipper VUF Large-Cap Core Funds Index◾ (Peer Group Index)	26.77
Source(s): ▼RIMES Technologies Corp.; ◾Lipper Inc.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a

6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    During the fiscal year, stock selection in the health care, real estate and information technology (IT) sectors were the largest contributors to the Fund’s performance versus its style-specific benchmark, the Russell 1000® Index. This was offset by weaker stock selection in the communication services, energy and consumer staples sectors.

    The largest individual contributors to the Fund’s performance relative to the style-specific benchmark during the fiscal year included Applied Materials, Capital One and Prologis. Applied Materials and semiconductor equipment companies, in general, benefited from the strong secular demand for semiconductors, which has supported positive earnings estimate revisions.

    Capital One, along with financials as a group, outperformed as the US continued its path to reopening. Additionally, the company benefited from a pick-up in travel, hotel bookings and dining which helped drive credit card growth. Further, consumers continued to benefit from the aggressive stimulus and forbearance programs that helped limit delinquencies and charge-offs.

    Prologis, an industrial real estate investment trust (REIT), continued to post strong tenant demand and same-property rent growth, driven by its customers’ need to expand and strengthen supply chains to support the growth of e-commerce.

    The largest individual detractors from the Fund’s performance relative to the style-specific benchmark during the fiscal year included Fiserv, Amazon and Verizon Communications. Fiserv, a financial technology company that provides payments services, was under pressure due to a more difficult competitive environment for the company’s merchant acquiring business. Additionally, there have been concerns that non-traditional banks will negatively impact the traditional money center banks and by extending Fiserv as a technology provider.

    Amazon traded mostly flat during the fiscal year but was a key relative detractor in the context of significant gains for the S&P 500® Index. Amazon’s modest positive total return during the fiscal year came after experiencing significant gains in 2020 as a stay-at-home beneficiary which led to tougher comparisons in 2021.

    Verizon Communications underperformed along with the telecommunications group in general as those names tend to be more defensive and value-oriented while the S&P 500 Index experienced strong gains led by the growth sub-segment of the market. Additionally, the company dealt with COVID-19-related retail store restrictions that limited the pool of potential switching subscribers and AT&T used aggressive pricing to defend its subscriber base.

    We continue to maintain our discipline around valuation and focus on companies that we believe have competitive advantages and skilled management teams that are out-executing peers. We believe this disciplined approach is essential to generating attractive long-term Fund performance.

    We thank you for your continued investment in Invesco V.I. Core Equity Fund.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Portfolio manager(s):

Manind Govil - Lead

Paul Larson

Benjamin Ram

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their

Invesco V.I. Core Equity Fund

completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/21

Series I Shares
Inception (5/2/94)	8.99%
10 Years	12.27
5 Years	13.97
1 Year	27.74

Series II Shares
Inception (10/24/01)	8.09%
10 Years	11.99
5 Years	13.69
1 Year	27.38

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Core Equity Fund

Supplemental Information

Invesco V.I. Core Equity Fund’s investment objective is long-term growth of capital.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Core Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	26.60%

Health Care	14.78

Consumer Discretionary	14.10

Industrials	10.96

Financials	10.60

Communication Services	8.23

Consumer Staples	6.28

Real Estate	2.77

Energy	2.16

Materials	2.08

Utilities	1.51

Money Market Funds Plus Other Assets Less Liabilities	(0.07)

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	6.76%

2.	Amazon.com, Inc.	5.32

3.	JPMorgan Chase & Co.	3.13

4.	United Parcel Service, Inc., Class B	2.94

5.	UnitedHealth Group, Inc.	2.91

6.	Apple, Inc.	2.87

7.	QUALCOMM, Inc.	2.80

8.	Procter & Gamble Co. (The)	2.69

9.	Prologis, Inc.	2.67

10.	Alphabet, Inc., Class A	2.59

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Core Equity Fund

Schedule of Investments(a)

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–100.07%
Aerospace & Defense–1.70%
Raytheon Technologies Corp.	196,324	$16,895,643

Air Freight & Logistics–2.94%
United Parcel Service, Inc., Class B	136,541	29,266,198

Airlines–0.41%
Southwest Airlines Co.(b)	95,296	4,082,481

Application Software–3.73%
Manhattan Associates, Inc.(b)	19,382	3,013,707

salesforce.com, inc.(b)	91,836	23,338,283

Workday, Inc., Class A(b)(c)	39,394	10,761,653

		37,113,643

Automobile Manufacturers–1.85%
General Motors Co.(b)	213,445	12,514,280

Tesla, Inc.(b)	5,602	5,920,082

		18,434,362

Automotive Retail–1.72%
CarMax, Inc.(b)	72,055	9,383,723

O’Reilly Automotive, Inc.(b)	10,975	7,750,874

		17,134,597

Biotechnology–0.87%
Seagen, Inc.(b)	55,750	8,618,950

Cable & Satellite–1.43%
Comcast Corp., Class A	282,306	14,208,461

Commodity Chemicals–0.78%
Valvoline, Inc.	208,484	7,774,368

Communications Equipment–1.09%
Motorola Solutions, Inc.	39,976	10,861,479

Construction Machinery & Heavy Trucks–1.25%
Caterpillar, Inc.	60,271	12,460,427

Construction Materials–1.30%
Vulcan Materials Co.	62,049	12,880,131

Data Processing & Outsourced Services–2.13%
Fiserv, Inc.(b)	119,465	12,399,272

PayPal Holdings, Inc.(b)	46,733	8,812,909

		21,212,181

Distillers & Vintners–0.91%
Constellation Brands, Inc., Class A	35,933	9,018,105

Diversified Banks–3.13%
JPMorgan Chase & Co.	196,513	31,117,834

Electric Utilities–1.51%
FirstEnergy Corp.	361,827	15,048,385

Electrical Components & Equipment–0.98%
Hubbell, Inc.	14,182	2,953,685

Rockwell Automation, Inc.	19,358	6,753,038

		9,706,723

	Shares	Value

Environmental & Facilities Services–0.69%
Waste Connections, Inc.	50,029	$6,817,452

Financial Exchanges & Data–1.53%
Intercontinental Exchange, Inc.	111,112	15,196,788

Food Distributors–0.91%
Sysco Corp.	115,646	9,083,993

General Merchandise Stores–1.20%
Target Corp.	51,371	11,889,304

Health Care Facilities–2.90%
HCA Healthcare, Inc.	87,484	22,476,389

Tenet Healthcare Corp.(b)	77,970	6,369,370

		28,845,759

Health Care Services–2.11%
CVS Health Corp.	203,004	20,941,893

Health Care Supplies–1.28%
Cooper Cos., Inc. (The)	25,530	10,695,538

Quidel Corp.(b)(c)	15,034	2,029,440

		12,724,978

Home Improvement Retail–1.92%
Floor & Decor Holdings, Inc., Class A(b)	19,809	2,575,368

Home Depot, Inc. (The)	39,783	16,510,343

		19,085,711

Homebuilding–0.95%
D.R. Horton, Inc.	87,426	9,481,350

Hotels, Resorts & Cruise Lines–1.13%
Airbnb, Inc., Class A(b)	67,664	11,265,379

Household Products–2.68%
Procter & Gamble Co. (The)	163,132	26,685,133

Industrial Machinery–1.46%
Otis Worldwide Corp.	166,467	14,494,282

Industrial REITs–2.67%
Prologis, Inc.	157,774	26,562,831

Integrated Oil & Gas–0.65%
Exxon Mobil Corp.	105,076	6,429,600

Integrated Telecommunication Services–1.48%
Verizon Communications, Inc.	284,006	14,756,952

Interactive Home Entertainment–0.38%
Zynga, Inc., Class A(b)	597,524	3,824,154

Interactive Media & Services–2.89%
Alphabet, Inc., Class A(b)	8,902	25,789,450

Snap, Inc., Class A(b)	63,247	2,974,506

		28,763,956

Internet & Direct Marketing Retail–5.32%
Amazon.com, Inc.(b)	15,867	52,905,973

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

	Shares	Value

Internet Services & Infrastructure–0.47%
Snowflake, Inc., Class A(b)	13,650	$4,623,938

IT Consulting & Other Services–1.74%
Accenture PLC, Class A	36,892	15,293,579

Amdocs Ltd.	27,380	2,049,119

		17,342,698

Life Sciences Tools & Services–0.99%
Avantor, Inc.(b)	233,452	9,837,667

Managed Health Care–2.91%
UnitedHealth Group, Inc.	57,582	28,914,225

Movies & Entertainment–2.04%
Netflix, Inc.(b)	29,239	17,614,743

Warner Music Group Corp., Class A	62,435	2,695,943

		20,310,686

Oil & Gas Refining & Marketing–0.97%
Valero Energy Corp.	128,372	9,642,021

Oil & Gas Storage & Transportation–0.54%
Magellan Midstream Partners L.P.	116,696	5,419,362

Other Diversified Financial Services–1.75%
Equitable Holdings, Inc.	530,065	17,380,831

Packaged Foods & Meats–1.16%
Mondelez International, Inc., Class A	174,079	11,543,178

Personal Products–0.10%
Coty, Inc., Class A(b)	99,166	1,041,243

Pharmaceuticals–3.74%
AstraZeneca PLC, ADR (United Kingdom)	239,716	13,963,457

Bayer AG (Germany)	41,823	2,238,972

Eli Lilly and Co.	75,927	20,972,556

		37,174,985

Property & Casualty Insurance–1.18%
Allstate Corp. (The)	100,026	11,768,059

Railroads–0.96%
Union Pacific Corp.	37,908	9,550,162

Real Estate Services–0.10%
Zillow Group, Inc., Class C(b)(c)	15,895	1,014,896

Regional Banks–2.42%
CIT Group, Inc.	105,753	5,429,359

First Citizens BancShares, Inc., Class A	4,321	3,585,739

Signature Bank	21,999	7,116,016

SVB Financial Group(b)	11,692	7,929,982

		24,061,096

Investment Abbreviations:

ADR  - American Depositary Receipt

REIT - Real Estate Investment Trust

	Shares	Value

Research & Consulting Services–0.58%
TransUnion	48,438	$5,743,778

Semiconductor Equipment–1.43%
Applied Materials, Inc.	90,496	14,240,451

Semiconductors–4.29%
Advanced Micro Devices, Inc.(b)	102,783	14,790,474

QUALCOMM, Inc.	152,414	27,871,948

		42,662,422

Soft Drinks–0.51%
Coca-Cola Co. (The)	86,405	5,116,040

Systems Software–8.84%
Microsoft Corp.	199,991	67,260,973

ServiceNow, Inc.(b)	8,963	5,817,973

VMware, Inc., Class A	128,477	14,887,915

		87,966,861

Technology Hardware, Storage & Peripherals–2.87%
Apple, Inc.	160,523	28,504,069

Thrifts & Mortgage Finance–0.60%
Rocket Cos., Inc., Class A	422,671	5,917,394

Total Common Stocks & Other Equity Interests (Cost $689,008,817)		995,365,518

Money Market Funds–0.11%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	389,846	389,846

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(d)(e)	286,737	286,795

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	445,538	445,538

Total Money Market Funds (Cost $1,122,179)		1,122,179

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.18% (Cost $690,130,996)		996,487,697

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–1.41%
Invesco Private Government Fund, 0.02%(d)(e)(f)	4,212,863	4,212,863

Invesco Private Prime Fund, 0.11%(d)(e)(f)	9,828,048	9,830,013

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,042,876)		14,042,876

TOTAL INVESTMENTS IN SECURITIES–101.59% (Cost $704,173,872)		1,010,530,573

OTHER ASSETS LESS LIABILITIES–(1.59)%		(15,846,156)

NET ASSETS–100.00%		$ 994,684,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,101,539	$85,287,812	$(85,999,505)	$-	$-	$389,846	$364
Invesco Liquid Assets Portfolio, Institutional Class	786,738	60,889,055	(61,389,018)	24	(4)	286,795	127
Invesco Treasury Portfolio, Institutional Class	1,258,901	97,471,785	(98,285,148)	-	-	445,538	156
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	59,524,915	(55,312,052)	-	-	4,212,863	534*
Invesco Private Prime Fund	-	109,127,014	(99,296,467)	-	(534)	9,830,013	7,084*
Total	$3,147,178	$412,300,581	$(400,282,190)	$24	$(538)	$15,165,055	$8,265

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $689,008,817)*	$995,365,518

Investments in affiliated money market funds, at value (Cost $15,165,055)	15,165,055

Foreign currencies, at value (Cost $1,420)	1,451

Receivable for:
Investments sold	1,004

Fund shares sold	22,021

Dividends	310,661

Investment for trustee deferred compensation and retirement plans	390,423

Other assets	3,228

Total assets	1,011,259,361

Liabilities:
Payable for:
Fund shares reacquired	1,033,911

Amount due custodian	623,914

Collateral upon return of securities loaned	14,042,876

Accrued fees to affiliates	411,156

Accrued other operating expenses	46,824

Trustee deferred compensation and retirement plans	416,263

Total liabilities	16,574,944

Net assets applicable to shares outstanding	$994,684,417

Net assets consist of:
Shares of beneficial interest	$563,804,251

Distributable earnings	430,880,166

$994,684,417

Net Assets:
Series I	$969,408,326

Series II	$25,276,091

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	25,655,426

Series II	672,747

Series I:
Net asset value per share	$37.79

Series II:
Net asset value per share	$37.57

*	At December 31, 2021, securities with an aggregate value of $13,667,820 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $7,536)	$13,188,936

Dividends from affiliated money market funds (includes securities lending income of $233,746)	234,393

Total investment income	13,423,329

Expenses:
Advisory fees	5,422,385

Administrative services fees	1,436,185

Custodian fees	8,086

Distribution fees - Series II	59,334

Transfer agent fees	50,762

Trustees’ and officers’ fees and benefits	28,354

Reports to shareholders	10,405

Professional services fees	52,621

Other	14,542

Total expenses	7,082,674

Less: Fees waived	(1,154)

Net expenses	7,081,520

Net investment income	6,341,809

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:

Unaffiliated investment securities	120,213,575

Affiliated investment securities	(538)

Foreign currencies	(1,674)

120,211,363

Change in net unrealized appreciation (depreciation) of: Unaffiliated investment securities	82,778,693

Affiliated investment securities	24

Foreign currencies	(8,403)

82,770,314

Net realized and unrealized gain	202,981,677

Net increase in net assets resulting from operations	$209,323,486

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$6,341,809	$6,765,499

Net realized gain	120,211,363	22,526,558

Change in net unrealized appreciation	82,770,314	62,311,367

Net increase in net assets resulting from operations	209,323,486	91,603,424

Distributions to shareholders from distributable earnings:
Series I	(26,896,119)	(165,580,119)

Series II	(643,978)	(4,892,160)

Total distributions from distributable earnings	(27,540,097)	(170,472,279)

Share transactions–net:
Series I	52,340,903	(38,886,728)

Series II	(1,793,836)	1,713,650

Net increase (decrease) in net assets resulting from share transactions	50,547,067	(37,173,078)

Net increase (decrease) in net assets	232,330,456	(116,041,933)

Net assets:
Beginning of year	762,353,961	878,395,894

End of year	$994,684,417	$762,353,961

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/21	$30.43	$0.25	$ 8.16	$ 8.41	$(0.24)	$(0.81)	$(1.05)	$37.79	27.74%	$ 969,408	0.80%	0.80%	0.72%	54%
Year ended 12/31/20	34.95	0.29	3.89	4.18	(0.48)	(8.22)	(8.70)	30.43	13.85	740,345	0.81	0.81	0.89	50
Year ended 12/31/19	30.94	0.38	8.22	8.60	(0.35)	(4.24)	(4.59)	34.95	28.97	855,744	0.78	0.78	1.08	82
Year ended 12/31/18	36.72	0.25	(3.29)	(3.04)	(0.34)	(2.40)	(2.74)	30.94	(9.40)	858,828	0.79	0.80	0.70	46
Year ended 12/31/17	34.58	0.27	4.21	4.48	(0.39)	(1.95)	(2.34)	36.72	13.17	1,054,802	0.79	0.80	0.74	30
Series II
Year ended 12/31/21	30.27	0.16	8.11	8.27	(0.16)	(0.81)	(0.97)	37.57	27.42	25,276	1.05	1.05	0.47	54
Year ended 12/31/20	34.81	0.21	3.85	4.06	(0.38)	(8.22)	(8.60)	30.27	13.53	22,009	1.06	1.06	0.64	50
Year ended 12/31/19	30.66	0.29	8.16	8.45	(0.06)	(4.24)	(4.30)	34.81	28.66	22,652	1.03	1.03	0.83	82
Year ended 12/31/18	36.18	0.16	(3.28)	(3.12)	-	(2.40)	(2.40)	30.66	(9.61)	20,203	1.04	1.05	0.45	46
Year ended 12/31/17	34.11	0.18	4.14	4.32	(0.30)	(1.95)	(2.25)	36.18	12.87	189,982	1.04	1.05	0.49	30

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco V.I. Core Equity Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. Core Equity Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.650%

Over $250 million	0.600%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $1,154.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $117,083 for accounting and fund administrative services and was reimbursed $1,319,102 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2021, the Fund incurred $2,825 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Core Equity Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$993,126,546	$2,238,972	$–	$995,365,518

Money Market Funds	1,122,179	14,042,876	–	15,165,055

Total Investments	$994,248,725	$16,281,848	$–	$1,010,530,573

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities purchases of $2,697,654.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020

Ordinary income*	$6,183,800	$18,701,208

Long-term capital gain	21,356,297	151,771,071

Total distributions	$27,540,097	$170,472,279

*	Includes short-term capital gain distributions, if any.

Invesco V.I. Core Equity Fund

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$23,034,761

Undistributed long-term capital gain	104,761,379

Net unrealized appreciation – investments	306,529,963

Net unrealized appreciation (depreciation) – foreign currencies	(6,485)

Temporary book/tax differences	(3,439,452)

Shares of beneficial interest	563,804,251

Total net assets	$994,684,417

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $508,444,096 and $475,326,230, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$317,499,906

Aggregate unrealized (depreciation) of investments	(10,969,943)

Net unrealized appreciation of investments	$306,529,963

Cost of investments for tax purposes is $704,000,610.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, on December 31, 2021, undistributed net investment income was decreased by $1,257,528, undistributed net realized gain was increased by $1,259,331 and shares of beneficial interest was decreased by $1,803. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	4,117,085	$148,736,616	698,021	$20,672,935

Series II	35,297	1,231,364	44,947	1,413,543

Issued as reinvestment of dividends:
Series I	733,864	26,896,119	5,857,096	165,580,119

Series II	17,668	643,978	173,851	4,892,160

Reacquired:
Series I	(3,525,910)	(123,291,832)	(6,708,456)	(225,139,782)

Series II	(107,216)	(3,669,178)	(142,565)	(4,592,053)

Net increase (decrease) in share activity	1,270,788	$50,547,067	(77,106)	$(37,173,078)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,099.30	$4.18	$1,021.22	$4.02	0.79%
Series II	1,000.00	1,097.90	5.50	1,019.96	5.30	1.04

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$21,356,297
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	99.98%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Core Equity Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Core Plus Bond Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VICPB-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Core
Plus Bond Fund (the Fund) outperformed the Bloomberg U.S. Aggregate Bond Index, the Fund’s broad market/style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-0.65%
Series II Shares	-1.01
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market/Style-Specific Index)	-1.54
Lipper VUF Core Plus Bond Funds Index∎ (Peer Group Index)	-1.47

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,1 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.75% to end the quarter at 2.41%.1 Importantly, short-term rates, which are closely tied to the US Federal Reserve (the Fed) policy, were quite steady. Two-year US Treasury yields moved up just 0.05% to 0.16%.1

    Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the fiscal year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates, investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021.2 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed prepandemic activities in the third quarter and economically sensitive areas such as the consumer discretionary and industrials sectors began to recover.

    In the fourth quarter, concerns about inflation heightened as US inflation rose 7%,3 its highest level in nearly 40 years. Though the Fed left policy rates unchanged in the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year Treasury yield increased slightly from 1.48% to 1.52%.1 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, flattened during the quarter. Despite the withdrawal of central bank support and coronavirus variants raising concerns about economic reopening and the resumption of travel, we believe that investors are cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2022.

    The broader bond market, as represented by the Bloomberg U.S. Aggregate Bond Index, the Fund’s broad market/style-specific benchmark, posted a negative 1.54% return for the fiscal year. The four primary sectors of the Fund’s broad market/style-specific benchmark, Bloomberg U.S. Aggregate Bond Index – government-related, corporate, securitized and treasury – posted negative returns for the fiscal year.

    The Fund, at NAV, generated negative returns for the fiscal year but outperformed its broad market/style-specific benchmark. Overweight exposure to investment-grade was the most notable contributor to the Fund’s relative performance. Positioning in Treasuries and other government related securities detracted from performance, driven by a flattening of the yield curve, signaling inflation concerns. Security selection in the financial institutions and technology, media and telecom industries also contributed to the Fund’s relative performance during the fiscal year while security selection within the utilities and industrials sectors detracted from relative performance.

    Overweight exposure to and security selection in commercial mortgage-backed securities, particularly conduit and single borrower issues, contributed to the Fund’s performance relative to the broad market/style-specific index during the fiscal year. The Fund’s out-of-index exposure to US dollar-denominated emerging market (EM) corporate debt during the fiscal year also contributed to the Fund’s relative performance. Out-of-index exposure, such as to high yield bonds, provided subtle gains despite concerns over global growth. Helping to support returns in high yield and

US dollar-denominated EM corporate debt were very accommodative central bank policies.

    The Fund’s allocation to cash holdings contributed to relative Fund performance, as shorter duration assets rallied during the fiscal year as a result of an overall flattening of the yield curve.

    The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced (TBA) market for agency mortgage-backed securities (MBS). Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed-upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

    The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark during the fiscal year, provided a small boost to relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon

Invesco V.I. Core Plus Bond Fund

and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco V.I. Core Plus Bond Fund and for sharing our long-term investment horizon.

1 Source: US Department of Treasury

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

Portfolio manager(s):

Matthew Brill

Chuck Burge

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Core Plus Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21

Series I Shares
Inception (5/5/93)	4.43%
10 Years	4.80
5 Years	4.68
1 Year	-0.65

Series II Shares
Inception (3/14/02)	4.03%
10 Years	4.52
5 Years	4.40
1 Year	-1.01

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Core Plus Bond Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Core Plus Bond Fund

Supplemental Information

Invesco V.I. Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Lipper VUF Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond variable insurance underlying funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Core Plus Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	50.72%
U.S. Treasury Securities	17.85
Asset-Backed Securities	15.61
U.S. Government Sponsored Agency Mortgage-Backed Securities	5.97
Preferred Stocks	1.39
Security Types Each Less Than 1% of Portfolio	0.70
Money Market Funds Plus Other Assets Less Liabilities	7.76

Top Five Debt Issuers*

% of total net assets
1. U.S. Treasury	17.85%
2. Uniform Mortgage-Backed Securities	3.12
3. HSBC Holdings PLC	1.48
4. Standard Chartered PLC	1.40
5. Bayview MSR Opportunity Master Fund Trust	1.19

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Core Plus Bond Fund

Schedule of Investments(a)

December 31, 2021

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–50.72%

Advertising–0.06%
Lamar Media Corp., 3.75%, 02/15/2028	$26,000	$26,102

Aerospace & Defense–0.10%
Boeing Co. (The), 2.75%, 02/01/2026	15,000	15,444
2.20%, 02/04/2026	26,000	26,015
		41,459

Agricultural Products–0.11%
Bunge Ltd. Finance Corp., 2.75%, 05/14/2031	46,000	46,734

Airlines–0.73%
American Airlines Pass-Through Trust, Series 2021-1, Class B, 3.95%, 07/11/2030	43,000	42,736
Series 2021-1, Class A, 2.88%, 07/11/2034	58,000	57,699
British Airways Pass-Through Trust (United Kingdom), Series 2019-1, Class A, 3.35%, 06/15/2029(b)	12,595	12,545
Series 2021-1, Class A, 2.90%, 03/15/2035(b)	23,998	23,996
Delta Air Lines, Inc., 7.38%, 01/15/2026	4,000	4,713
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(b)	22,672	23,843
4.75%, 10/20/2028(b)	46,160	50,443
United Airlines Pass-Through Trust, Series 2014-2, Class B, 4.63%, 09/03/2022	22,234	22,632
Series 2020-1, Class A, 5.88%, 10/15/2027	33,422	36,673
Series 2018-1, Class AA, 3.50%, 03/01/2030	12,021	12,563
United Airlines, Inc., 4.38%, 04/15/2026(b)	6,000	6,264
4.63%, 04/15/2029(b)	11,000	11,367
		305,474

Application Software–0.23%
salesforce.com, inc., 2.90%, 07/15/2051	57,000	58,156
3.05%, 07/15/2061	35,000	36,103
		94,259

Asset Management & Custody Banks–0.56%
Ameriprise Financial, Inc., 3.00%, 04/02/2025	10,000	10,447
Ares Capital Corp., 2.88%, 06/15/2028	41,000	40,849
Bank of New York Mellon Corp. (The), Series I, 3.75%(c)(d)	71,000	71,431
BlackRock, Inc., 2.10%, 02/25/2032	48,000	47,665
CI Financial Corp. (Canada), 3.20%, 12/17/2030	23,000	23,626

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
FS KKR Capital Corp., 1.65%, 10/12/2024	$39,000	$38,285
		232,303

Auto Parts & Equipment–0.19%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 4.75%, 04/01/2028(b)	49,000	50,175
5.38%, 03/01/2029(b)	27,000	28,520
		78,695

Automobile Manufacturers–0.83%
Ford Motor Credit Co. LLC, 3.09%, 01/09/2023	200,000	203,644
2.70%, 08/10/2026	44,000	44,440
Hyundai Capital America, 5.75%, 04/06/2023(b)	16,000	16,897
5.88%, 04/07/2025(b)	4,000	4,479
2.00%, 06/15/2028(b)	37,000	36,101
Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/2026(b)	43,000	41,998
		347,559

Automotive Retail–0.20%
Asbury Automotive Group, Inc., 5.00%, 02/15/2032(b)	17,000	17,667
Sonic Automotive, Inc., 4.63%, 11/15/2029(b)	30,000	30,336
4.88%, 11/15/2031(b)	35,000	35,392
		83,395

Building Products–0.10%
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 2.00%, 09/16/2031	16,000	15,512
Masco Corp., 1.50%, 02/15/2028	14,000	13,561
2.00%, 02/15/2031	6,000	5,756
3.13%, 02/15/2051	6,000	5,976
		40,805

Cable & Satellite–0.73%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 06/01/2033(b)	17,000	17,371
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 3.50%, 06/01/2041	18,000	17,581
3.50%, 03/01/2042	47,000	45,669
3.90%, 06/01/2052	30,000	30,141
3.85%, 04/01/2061	24,000	22,701
4.40%, 12/01/2061	9,000	9,333
Comcast Corp., 3.25%, 11/01/2039	5,000	5,285
2.89%, 11/01/2051(b)	4,000	3,879
2.99%, 11/01/2063(b)	7,000	6,659

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value

Cable & Satellite–(continued)

Cox Communications, Inc., 2.60%, 06/15/2031(b)	$24,000	$23,999

2.95%, 10/01/2050(b)	4,000	3,745

3.60%, 06/15/2051(b)	60,000	62,986

Sirius XM Radio, Inc., 3.88%, 09/01/2031(b)	56,000	55,005

		304,354

Computer & Electronics Retail–0.19%
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	15,000	17,355

8.35%, 07/15/2046	3,000	4,998

3.45%, 12/15/2051(b)	40,000	38,474

Leidos, Inc., 2.30%, 02/15/2031	18,000	17,359

		78,186

Consumer Finance–0.25%
Ally Financial, Inc., 2.20%, 11/02/2028	27,000	26,842

Series C, 4.70%(c)(d)	39,000	40,298

OneMain Finance Corp., 3.88%, 09/15/2028	37,000	36,316

		103,456

Copper–0.14%
Freeport-McMoRan, Inc., 5.00%, 09/01/2027	33,000	34,366

Southern Copper Corp. (Peru), 5.88%, 04/23/2045	18,000	24,752

		59,118

Data Processing & Outsourced Services–0.24%
Block, Inc., 3.50%, 06/01/2031(b)	32,000	32,855

Clarivate Science Holdings Corp., 3.88%, 07/01/2028(b)	32,000	32,225

Fidelity National Information Services, Inc., 3.10%, 03/01/2041	5,000	5,058

Mastercard, Inc., 2.00%, 11/18/2031	23,000	22,951

PayPal Holdings, Inc., 2.65%, 10/01/2026	7,000	7,352

		100,441

Diversified Banks–11.78%
ASB Bank Ltd. (New Zealand), 2.38%, 10/22/2031(b)	200,000	199,018

Australia & New Zealand Banking Group Ltd. (Australia), 2.57%, 11/25/2035(b)(c)	81,000	77,653

Banco Mercantil del Norte S.A. (Mexico), 5.88%(b)(c)(d)	200,000	199,750

6.63%(b)(c)(d)	200,000	199,400

Bank of America Corp., 2.69%, 04/22/2032(c)	46,000	46,731

2.30%, 07/21/2032(c)	30,000	29,528

2.57%, 10/20/2032(c)	39,000	39,216

2.48%, 09/21/2036(c)	50,000	48,486

Barclays PLC (United Kingdom), 2.28%, 11/24/2027(c)	200,000	200,474

3.33%, 11/24/2042(c)	200,000	203,904

BBVA Bancomer S.A. (Mexico), 6.75%, 09/30/2022(b)	150,000	155,441

	Principal Amount	Value

Diversified Banks–(continued)

Citigroup, Inc., 2.88%, 07/24/2023(c)	$6,000	$6,073

3.11%, 04/08/2026(c)	14,000	14,686

4.41%, 03/31/2031(c)	11,000	12,575

2.57%, 06/03/2031(c)	23,000	23,224

2.56%, 05/01/2032(c)	30,000	30,187

2.52%, 11/03/2032(c)	25,000	24,998

2.90%, 11/03/2042(c)	40,000	39,681

3.88%(c)(d)	66,000	66,165

Series A, 5.95%(c)(d)	11,000	11,358

Series Y, 4.15%(c)(d)	39,000	39,731

Commonwealth Bank of Australia (Australia), 2.69%, 03/11/2031(b)	200,000	196,888

Corp. Andina de Fomento (Supranational), 4.38%, 06/15/2022	50,000	50,844

Danske Bank A/S (Denmark), 1.55%, 09/10/2027(b)(c)	200,000	195,517

HSBC Holdings PLC (United Kingdom), 2.25%, 11/22/2027(c)	200,000	200,534

2.87%, 11/22/2032(c)	200,000	201,880

6.00%(c)(d)	200,000	215,750

ING Groep N.V. (Netherlands), 6.88%(b)(c)(d)	200,000	203,500

JPMorgan Chase & Co., 1.01% (3 mo. USD LIBOR + 0.89%), 07/23/2024(e)	32,000	32,315

2.08%, 04/22/2026(c)	16,000	16,252

3.63%, 12/01/2027	4,000	4,313

2.58%, 04/22/2032(c)	29,000	29,404

2.55%, 11/08/2032(c)	9,000	9,061

3.11%, 04/22/2041(c)	7,000	7,264

Series W, 1.16% (3 mo. USD LIBOR + 1.00%), 05/15/2047(e)	24,000	20,234

Mizuho Financial Group, Inc. (Japan), 2.56%, 09/13/2031	200,000	195,148

National Australia Bank Ltd. (Australia), 2.99%, 05/21/2031(b)	250,000	250,989

Royal Bank of Canada (Canada), 2.30%, 11/03/2031	15,000	15,087

Standard Chartered PLC (United Kingdom), 2.68%, 06/29/2032(b)(c)	200,000	196,714
3.27%, 02/18/2036(b)(c)	200,000	197,577
4.30%(b)(c)(d)	200,000	193,000

Sumitomo Mitsui Financial Group, Inc. (Japan), 2.14%, 09/23/2030	32,000	30,785

Sumitomo Mitsui Trust Bank Ltd. (Japan), 1.35%, 09/16/2026(b)	200,000	196,812

U.S. Bancorp, 1.38%, 07/22/2030	13,000	12,246

2.49%, 11/03/2036(c)	81,000	80,777

3.70%(c)(d)	56,000	56,129

UniCredit S.p.A. (Italy), 1.98%, 06/03/2027(b)(c)	200,000	194,947

3.13%, 06/03/2032(b)(c)	200,000	197,856

Wells Fargo & Co., 3.07%, 04/30/2041(c)	9,000	9,248

Series BB, 3.90%(c)(d)	17,000	17,478

Westpac Banking Corp. (Australia), 3.13%, 11/18/2041	30,000	29,789

		4,926,617

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value

Diversified Capital Markets–1.15%
Credit Suisse Group AG (Switzerland), 4.19%, 04/01/2031(b)(c)	$250,000	$276,005

7.13%(b)(c)(d)	200,000	205,098

		481,103

Diversified Metals & Mining–0.19%
FMG Resources August 2006 Pty. Ltd. (Australia), 4.38%, 04/01/2031(b)	30,000	31,552

Rio Tinto Finance USA Ltd. (Australia), 2.75%, 11/02/2051	50,000	49,664

		81,216

Diversified REITs–1.24%
American Campus Communities Operating Partnership L.P., 2.25%, 01/15/2029	23,000	22,768

Brixmor Operating Partnership L.P., 4.05%, 07/01/2030	7,000	7,647

2.50%, 08/16/2031	19,000	18,614

CubeSmart L.P., 2.25%, 12/15/2028	13,000	13,013

2.50%, 02/15/2032	25,000	24,918

Trust Fibra Uno (Mexico), 5.25%, 01/30/2026(b)	200,000	219,210

4.87%, 01/15/2030(b)	200,000	211,536

		517,706

Drug Retail–0.79%
CK Hutchison International 21 Ltd. (United Kingdom), 1.50%, 04/15/2026(b)	200,000	197,470

CVS Pass-Through Trust, 5.77%, 01/10/2033(b)	114,765	133,737

		331,207

Electric Utilities–1.03%
Alfa Desarrollo S.p.A. (Chile), 4.55%, 09/27/2051(b)	200,000	197,724

American Electric Power Co., Inc., 3.88%, 02/15/2062(c)	132,000	134,082

Duke Energy Corp., 3.25%, 01/15/2082(c)	30,000	29,257

Duke Energy Progress LLC, 2.50%, 08/15/2050	23,000	21,307

PacifiCorp, 2.90%, 06/15/2052	35,000	34,437

Southern Co. (The), Series 21-A, 3.75%, 09/15/2051(c)	16,000	16,040

		432,847

Electronic Components–0.15%
Corning, Inc., 5.45%, 11/15/2079	46,000	60,926

Electronic Equipment & Instruments–0.12%
Teledyne Technologies, Inc., 2.75%, 04/01/2031	6,000	6,091

Vontier Corp., 1.80%, 04/01/2026(b)	7,000	6,902

2.40%, 04/01/2028(b)	21,000	20,326

2.95%, 04/01/2031(b)	19,000	18,848

		52,167

Electronic Manufacturing Services–0.04%
Jabil, Inc., 3.00%, 01/15/2031	16,000	16,461

	Principal Amount	Value

Environmental & Facilities Services–0.06%
GFL Environmental, Inc. (Canada), 3.50%, 09/01/2028(b)	$25,000	$24,666

Financial Exchanges & Data–0.95%
B3 S.A. - Brasil, Bolsa, Balcao (Brazil), 4.13%, 09/20/2031(b)	200,000	193,002

Coinbase Global, Inc., 3.38%, 10/01/2028(b)	8,000	7,486

3.63%, 10/01/2031(b)	11,000	10,140

Moody’s Corp., 2.00%, 08/19/2031	31,000	30,179

2.75%, 08/19/2041	37,000	36,178

5.25%, 07/15/2044	4,000	5,447

3.10%, 11/29/2061	86,000	85,514

MSCI, Inc., 3.88%, 02/15/2031(b)	11,000	11,471

3.63%, 11/01/2031(b)	11,000	11,428

S&P Global, Inc., 1.25%, 08/15/2030	5,000	4,671

		395,516

Food Distributors–0.08%
American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/2029(b)	33,000	32,966

Food Retail–0.11%
Alimentation Couche-Tard, Inc. (Canada), 3.44%, 05/13/2041(b)	12,000	12,374

3.63%, 05/13/2051(b)	31,000	32,682

		45,056

Health Care Distributors–0.07%
McKesson Corp., 1.30%, 08/15/2026	30,000	29,315

Health Care REITs–0.10%
Healthcare Trust of America Holdings L.P., 2.00%, 03/15/2031	7,000	6,632

Omega Healthcare Investors, Inc., 3.25%, 04/15/2033	27,000	26,349

Physicians Realty L.P., 4.30%, 03/15/2027	4,000	4,442

Welltower, Inc., 3.10%, 01/15/2030	5,000	5,244

		42,667

Health Care Services–0.72%
CVS Health Corp., 1.30%, 08/21/2027	13,000	12,613

Fresenius Medical Care US Finance III, Inc. (Germany), 1.88%, 12/01/2026(b)	150,000	148,477

Piedmont Healthcare, Inc., Series 2032, 2.04%, 01/01/2032	24,000	23,365

Series 2042, 2.72%, 01/01/2042	23,000	22,501

2.86%, 01/01/2052	27,000	26,406

Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	71,000	68,807

		302,169

Health Care Supplies–0.67%
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/2029(b)	280,000	279,572

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value

Homebuilding–0.19%
M.D.C. Holdings, Inc., 3.85%, 01/15/2030	$22,000	$23,515

3.97%, 08/06/2061	60,000	57,461

		80,976

Hotels, Resorts & Cruise Lines–0.08%
Expedia Group, Inc., 4.63%, 08/01/2027	7,000	7,800

2.95%, 03/15/2031	5,000	4,998

Hilton Domestic Operating Co., Inc., 3.63%, 02/15/2032(b)	19,000	18,932

		31,730

Independent Power Producers & Energy Traders–0.64%
AES Corp. (The), 1.38%, 01/15/2026	5,000	4,859

2.45%, 01/15/2031	8,000	7,803

Calpine Corp., 3.75%, 03/01/2031(b)	40,000	38,613

EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Spain), 5.38%, 12/30/2030(b)	200,000	182,788

Vistra Corp., 7.00%(b)(c)(d)	32,000	32,467

		266,530

Industrial Machinery–0.03%
Flowserve Corp., 2.80%, 01/15/2032	13,000	12,664

Industrial REITs–0.05%
LXP Industrial Trust, 2.38%, 10/01/2031	23,000	22,095

Insurance Brokers–0.21%
Arthur J. Gallagher & Co., 3.50%, 05/20/2051	16,000	16,937

Assured Guaranty US Holdings, Inc., 3.60%, 09/15/2051	15,000	15,636

Marsh & McLennan Cos., Inc., 2.38%, 12/15/2031	27,000	27,287

2.90%, 12/15/2051	27,000	27,016

		86,876

Integrated Oil & Gas–1.85%
BP Capital Markets America, Inc., 3.06%, 06/17/2041	42,000	42,583

2.94%, 06/04/2051	23,000	22,138

3.00%, 03/17/2052	24,000	23,538

Ecopetrol S.A. (Colombia), 4.63%, 11/02/2031	11,000	10,714

5.88%, 05/28/2045	12,000	11,496

Gray Oak Pipeline LLC, 2.60%, 10/15/2025(b)	10,000	10,022

Petrobras Global Finance B.V. (Brazil), 5.50%, 06/10/2051	10,000	9,295

Petroleos Mexicanos (Mexico), 6.70%, 02/16/2032(b)	51,000	51,611

6.63%, 06/15/2035	23,000	22,137

Petronas Capital Ltd. (Malaysia), 2.48%, 01/28/2032(b)	200,000	200,906

Qatar Energy (Qatar), 3.30%, 07/12/2051(b)	200,000	206,605

	Principal Amount	Value

Integrated Oil & Gas–(continued)
Shell International Finance B.V. (Netherlands), 2.88%, 11/26/2041	$81,000	$81,228

3.00%, 11/26/2051	81,000	82,509

		774,782

Integrated Telecommunication Services–0.85%
AT&T, Inc., 3.10%, 02/01/2043	16,000	15,587

3.50%, 09/15/2053	26,000	26,280

3.55%, 09/15/2055	33,000	33,176

3.50%, 02/01/2061	7,000	6,905

NBN Co. Ltd. (Australia), 1.63%, 01/08/2027(b)	200,000	196,353

Verizon Communications, Inc., 2.55%, 03/21/2031	8,000	8,080

2.36%, 03/15/2032(b)	16,000	15,783

4.81%, 03/15/2039	5,000	6,281

2.65%, 11/20/2040	5,000	4,760

3.40%, 03/22/2041	11,000	11,537

2.88%, 11/20/2050	9,000	8,565

3.00%, 11/20/2060	10,000	9,482

3.70%, 03/22/2061	13,000	14,124

		356,913

Interactive Home Entertainment–0.45%
Electronic Arts, Inc., 1.85%, 02/15/2031	24,000	23,028

2.95%, 02/15/2051	23,000	21,727

ROBLOX Corp., 3.88%, 05/01/2030(b)	57,000	57,912

WMG Acquisition Corp., 3.75%, 12/01/2029(b)	55,000	54,952

3.00%, 02/15/2031(b)	31,000	29,727

		187,346

Interactive Media & Services–0.10%
Alphabet, Inc., 2.25%, 08/15/2060	16,000	14,309

Match Group Holdings II LLC, 5.63%, 02/15/2029(b)	25,000	26,784

		41,093

Internet & Direct Marketing Retail–0.06%
Amazon.com, Inc., 3.10%, 05/12/2051	23,000	24,616

Internet Services & Infrastructure–0.32%
Twilio, Inc., 3.63%, 03/15/2029	29,000	29,301

3.88%, 03/15/2031	29,000	29,323

VeriSign, Inc., 2.70%, 06/15/2031	18,000	18,116

ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/2029(b)	56,000	55,601

		132,341

Investment Banking & Brokerage–1.72%
Brookfield Finance I (UK) PLC (Canada), 2.34%, 01/30/2032	38,000	37,107

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value

Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The), 0.63% (SOFR + 0.58%), 03/08/2024(e)	$66,000	$66,013

3.50%, 04/01/2025	7,000	7,407

3.27%, 09/29/2025(c)	10,000	10,499

0.84% (SOFR + 0.79%), 12/09/2026(e)	56,000	56,379

1.09%, 12/09/2026(c)	17,000	16,575

0.86% (SOFR + 0.81%), 03/09/2027(e)	79,000	79,482

0.97% (SOFR + 0.92%), 10/21/2027(e)	30,000	30,176

1.95%, 10/21/2027(c)	39,000	38,846

1.99%, 01/27/2032(c)	17,000	16,316

2.62%, 04/22/2032(c)	11,000	11,091

2.38%, 07/21/2032(c)	30,000	29,563

2.65%, 10/21/2032(c)	46,000	46,334

3.21%, 04/22/2042(c)	10,000	10,390

2.91%, 07/21/2042(c)	23,000	22,910

Series V, 4.13%(c)(d)	25,000	25,430

Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	25,000	27,744

Morgan Stanley, 2.19%, 04/28/2026(c)	10,000	10,204

2.70%, 01/22/2031(c)	33,000	33,797

3.62%, 04/01/2031(c)	11,000	11,999

2.24%, 07/21/2032(c)	50,000	48,957

2.51%, 10/20/2032(c)	28,000	28,003

2.48%, 09/16/2036(c)	36,000	34,704

3.22%, 04/22/2042(c)	8,000	8,397

Raymond James Financial, Inc., 3.75%, 04/01/2051	10,000	11,071

		719,394

IT Consulting & Other Services–0.11%
DXC Technology Co., 2.38%, 09/15/2028	49,000	47,938

Life & Health Insurance–1.88%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	25,000	28,329

Athene Global Funding, 1.20%, 10/13/2023(b)	24,000	24,043

2.50%, 01/14/2025(b)	12,000	12,319

1.45%, 01/08/2026(b)	8,000	7,865

Athene Holding Ltd., 6.15%, 04/03/2030	10,000	12,385

3.45%, 05/15/2052	63,000	63,433

Brighthouse Financial Global Funding, 1.20%, 12/15/2023(b)	66,000	66,141

Brighthouse Financial, Inc., 3.85%, 12/22/2051	73,000	72,169

F&G Global Funding, 2.00%, 09/20/2028(b)	45,000	43,785

GA Global Funding Trust, 1.95%, 09/15/2028(b)	150,000	145,884

MAG Mutual Holding Co., 4.75%, 04/30/2041(f)	172,000	173,281

Maple Grove Funding Trust I, 4.16%, 08/15/2051(b)	104,000	107,424

	Principal Amount	Value

Life & Health Insurance–(continued)
Nationwide Financial Services, Inc., 3.90%, 11/30/2049(b)	$6,000	$7,022

Pacific LifeCorp, 3.35%, 09/15/2050(b)	12,000	12,935

Penn Mutual Life Insurance Co. (The), 3.80%, 04/29/2061(b)	4,000	4,345

Western & Southern Life Insurance Co. (The), 3.75%, 04/28/2061(b)	4,000	4,470

		785,830

Life Sciences Tools & Services–0.02%
Illumina, Inc., 2.55%, 03/23/2031	7,000	7,006

Managed Health Care–0.36%
Centene Corp., 2.50%, 03/01/2031	57,000	55,585

Kaiser Foundation Hospitals, Series 2021, 2.81%, 06/01/2041	45,000	45,328

3.00%, 06/01/2051	45,000	46,425

UnitedHealth Group, Inc., 3.75%, 07/15/2025	4,000	4,341

		151,679

Metal & Glass Containers–0.01%
Silgan Holdings, Inc., 1.40%, 04/01/2026(b)	5,000	4,884

Multi-line Insurance–0.36%
American International Group, Inc., 3.40%, 06/30/2030	16,000	17,321

Fairfax Financial Holdings Ltd. (Canada), 4.85%, 04/17/2028	4,000	4,453

3.38%, 03/03/2031	8,000	8,244

Nationwide Mutual Insurance Co., 4.95%, 04/22/2044(b)	100,000	121,889

		151,907

Multi-Utilities–0.06%
Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	6,000	6,374

WEC Energy Group, Inc., 1.38%, 10/15/2027	10,000	9,651

1.80%, 10/15/2030	10,000	9,453

		25,478

Office REITs–0.18%
Alexandria Real Estate Equities, Inc., 3.95%, 01/15/2027	8,000	8,754

Boston Properties L.P., 3.25%, 01/30/2031	9,000	9,440

Office Properties Income Trust, 4.50%, 02/01/2025	23,000	24,258

2.65%, 06/15/2026	4,000	3,974

2.40%, 02/01/2027	30,000	29,059

		75,485

Oil & Gas Equipment & Services–0.49%
Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026(b)	200,000	204,291

Oil & Gas Exploration & Production–1.21%
Canadian Natural Resources Ltd. (Canada), 2.05%, 07/15/2025	19,000	19,198

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)
Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/2039(b)	$31,000	$30,284

Continental Resources, Inc., 2.27%, 11/15/2026(b)	18,000	17,884

2.88%, 04/01/2032(b)	23,000	22,533

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates), 2.94%, 09/30/2040(b)	200,000	199,529

Gazprom PJSC Via Gaz Finance PLC (Russia), 2.95%, 01/27/2029(b)	200,000	191,645

Murphy Oil Corp., 6.38%, 07/15/2028	23,000	24,480

		505,553

Oil & Gas Refining & Marketing–0.05%
Parkland Corp. (Canada), 4.50%, 10/01/2029(b)	20,000	20,049

Oil & Gas Storage & Transportation–0.61%
El Paso Natural Gas Co. LLC, 8.38%, 06/15/2032	22,000	31,593

Enbridge, Inc. (Canada), 1.60%, 10/04/2026	20,000	19,726

3.40%, 08/01/2051	21,000	21,339

MPLX L.P., 1.75%, 03/01/2026	10,000	9,910

Northern Natural Gas Co., 3.40%, 10/16/2051(b)	12,000	12,359

ONEOK, Inc., 6.35%, 01/15/2031	22,000	27,652

Venture Global Calcasieu Pass LLC, 3.88%, 11/01/2033(b)	37,000	38,928

Williams Cos., Inc. (The), 2.60%, 03/15/2031	63,000	62,638

3.50%, 10/15/2051	32,000	32,406

		256,551

Other Diversified Financial Services–1.37%
AerCap Ireland Capital DAC/AerCap

Global Aviation Trust (Ireland), 4.50%, 09/15/2023 DAC	150,000	157,389

Avolon Holdings Funding Ltd. (Ireland), 2.13%, 02/21/2026(b)	15,000	14,736

4.25%, 04/15/2026(b)	5,000	5,304

2.75%, 02/21/2028(b)	16,000	15,711

Blackstone Holdings Finance Co. LLC, 1.60%, 03/30/2031(b)	18,000	16,773

2.80%, 09/30/2050(b)	4,000	3,828

Blackstone Private Credit Fund, 1.75%, 09/15/2024(b)	8,000	7,874

2.35%, 11/22/2024(b)	43,000	42,995

2.63%, 12/15/2026(b)	82,000	79,990

3.25%, 03/15/2027(b)	48,000	48,525

Blackstone Secured Lending Fund, 2.75%, 09/16/2026	49,000	49,044

2.13%, 02/15/2027(b)	41,000	39,932

2.85%, 09/30/2028(b)	31,000	30,246

Blue Owl Finance LLC, 3.13%, 06/10/2031(b)	31,000	30,368

KKR Group Finance Co. VIII LLC, 3.50%, 08/25/2050(b)	4,000	4,197

KKR Group Finance Co. X LLC, 3.25%, 12/15/2051(b)	28,000	27,973

		574,885

	Principal Amount	Value

Packaged Foods & Meats–0.51%
General Mills, Inc., 2.25%, 10/14/2031	$20,000	$19,785

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/2031(b)	5,000	5,082

Minerva Luxembourg S.A. (Brazil), 4.38%, 03/18/2031(b)	200,000	190,565

		215,432

Paper Packaging–0.22%
Berry Global, Inc., 0.95%, 02/15/2024	33,000	32,744

1.65%, 01/15/2027	38,000	37,182

Sealed Air Corp., 1.57%, 10/15/2026(b)	23,000	22,314

		92,240

Pharmaceuticals–0.13%
Mayo Clinic, Series 2021, 3.20%, 11/15/2061	35,000	37,736

Royalty Pharma PLC, 2.15%, 09/02/2031	16,000	15,132

		52,868

Property & Casualty Insurance–0.53%
Allstate Corp. (The), 4.20%, 12/15/2046	4,000	4,813

American Financial Group, Inc., 3.50%, 08/15/2026	4,000	4,283

Chubb INA Holdings, Inc., 2.85%, 12/15/2051	16,000	16,081

3.05%, 12/15/2061	31,000	31,723

Fidelity National Financial, Inc., 3.40%, 06/15/2030	7,000	7,399

2.45%, 03/15/2031	13,000	12,774

3.20%, 09/17/2051	16,000	15,327

First American Financial Corp., 2.40%, 08/15/2031	30,000	29,384

Stewart Information Services Corp., 3.60%, 11/15/2031	47,000	47,642

W.R. Berkley Corp., 4.00%, 05/12/2050	4,000	4,591

3.55%, 03/30/2052	18,000	19,724

3.15%, 09/30/2061	28,000	26,664

		220,405

Railroads–0.56%
Canadian Pacific Railway Co. (Canada), 1.75%, 12/02/2026	38,000	38,158

Empresa de los Ferrocarriles del Estado (Chile), 3.83%, 09/14/2061(b)	204,000	196,209

		234,367

Real Estate Development–0.54%
Arabian Centres Sukuk II Ltd. (Saudi Arabia), 5.63%, 10/07/2026(b)	200,000	198,620

Essential Properties L.P., 2.95%, 07/15/2031	23,000	22,695

Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	6,000	6,152

		227,467

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal
	Amount	Value

Regional Banks–1.51%

Citizens Financial Group, Inc., Series G, 4.00%(c)(d)	$32,000	$32,080

Fifth Third Bancorp, 4.30%, 01/16/2024	12,000	12,696

2.55%, 05/05/2027	4,000	4,129

Huntington Bancshares, Inc., 2.49%, 08/15/2036(b)(c)	28,000	26,858

KeyCorp, 2.25%, 04/06/2027	17,000	17,292

M&T Bank Corp., 3.50%(c)(d)	30,000	29,469

SVB Financial Group, 2.10%, 05/15/2028	16,000	16,018

1.80%, 02/02/2031	22,000	20,878

Series C, 4.00%(c)(d)	98,000	98,612

Series D, 4.25%(c)(d)	68,000	69,079

Series E, 4.70%(c)(d)	45,000	46,376

Zions Bancorporation N.A., 3.25%, 10/29/2029	250,000	258,796

		632,283

Reinsurance–0.32%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	11,000	10,869

Global Atlantic Fin Co., 4.40%, 10/15/2029(b)	32,000	34,486

3.13%, 06/15/2031(b)	17,000	16,846

4.70%, 10/15/2051(b)(c)	65,000	65,962

Reinsurance Group of America, Inc., 4.70%, 09/15/2023	4,000	4,237

		132,400

Renewable Electricity–0.50%
Adani Green Energy Ltd. (India), 4.38%, 09/08/2024(b)	208,000	211,359

Residential REITs–0.27%
American Homes 4 Rent L.P., 2.38%, 07/15/2031	4,000	3,927

3.38%, 07/15/2051	6,000	6,043

Invitation Homes Operating Partnership L.P., 2.30%, 11/15/2028	12,000	11,879

2.70%, 01/15/2034	42,000	41,247

Mid-America Apartments L.P., 2.88%, 09/15/2051	4,000	3,952

Spirit Realty L.P., 2.10%, 03/15/2028	6,000	5,844

3.40%, 01/15/2030	16,000	16,845

2.70%, 02/15/2032	6,000	5,947

Sun Communities Operating L.P., 2.30%, 11/01/2028	11,000	10,995

2.70%, 07/15/2031	7,000	6,951

		113,630

Restaurants–0.10%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(b)	43,000	42,337

Retail REITs–0.33%
Agree L.P., 2.00%, 06/15/2028	9,000	8,824

2.60%, 06/15/2033	16,000	15,731

	Principal
	Amount	Value

Retail REITs–(continued)
Kimco Realty Corp., 1.90%, 03/01/2028	$16,000	$15,848

2.70%, 10/01/2030	4,000	4,064

2.25%, 12/01/2031	17,000	16,583

Kite Realty Group Trust, 4.75%, 09/15/2030	5,000	5,539

National Retail Properties, Inc., 3.50%, 04/15/2051	18,000	18,577

Realty Income Corp., 2.20%, 06/15/2028	5,000	5,051

3.25%, 01/15/2031	8,000	8,612

Simon Property Group L.P., 1.38%, 01/15/2027	41,000	40,067

		138,896

Semiconductors–0.40%
Broadcom, Inc., 2.45%, 02/15/2031(b)	14,000	13,742

3.42%, 04/15/2033(b)	17,000	17,840

3.47%, 04/15/2034(b)	26,000	27,248

Marvell Technology, Inc., 2.95%, 04/15/2031	37,000	37,740

Micron Technology, Inc., 4.19%, 02/15/2027	21,000	23,025

2.70%, 04/15/2032	24,000	24,069

3.37%, 11/01/2041	16,000	16,453

Skyworks Solutions, Inc., 3.00%, 06/01/2031	7,000	7,063

		167,180

Sovereign Debt–2.40%
China Government International Bond (China), 2.50%, 10/26/2051(b)	200,000	202,719

Egypt Government International Bond (Egypt), 3.88%, 02/16/2026(b)	200,000	187,570

Indonesia Government International Bond (Indonesia), 3.20%, 09/23/2061	200,000	192,774

Mexico Government International Bond (Mexico), 4.00%, 10/02/2023	2,000	2,111

Peruvian Government International Bond (Peru), 2.78%, 01/23/2031	10,000	9,975

Romanian Government International Bond (Romania), 3.00%, 02/14/2031(b)	10,000	10,180

Turkey Government International Bond (Turkey), 4.75%, 01/26/2026	200,000	184,163

UAE International Government Bond (United Arab Emirates), 3.25%, 10/19/2061(b)	206,000	215,220

		1,004,712

Specialized Consumer Services–0.24%
Grand Canyon University, 3.25%, 10/01/2023	101,000	101,523

Specialized Finance–0.65%
Mitsubishi HC Capital, Inc. (Japan), 3.64%, 04/13/2025(b)	256,000	270,889

Specialized REITs–0.53%
American Tower Corp., 2.70%, 04/15/2031	37,000	37,152

2.95%, 01/15/2051	27,000	25,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal
	Amount	Value

Specialized REITs–(continued)
Crown Castle International Corp., 2.50%, 07/15/2031	$41,000	$40,741

Extra Space Storage L.P., 2.55%, 06/01/2031	14,000	13,793

2.35%, 03/15/2032	20,000	19,465

Life Storage L.P., 2.40%, 10/15/2031	36,000	35,426

SBA Communications Corp., 3.13%, 02/01/2029(b)	50,000	48,077

		220,304

Specialty Chemicals–0.96%
Sasol Financing USA LLC (South Africa), 4.38%, 09/18/2026	200,000	201,478

5.50%, 03/18/2031	200,000	201,988

		403,466

Systems Software–0.11%
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	20,000	19,781

Microsoft Corp., 2.53%, 06/01/2050	4,000	3,912

VMware, Inc., 2.20%, 08/15/2031	23,000	22,616

		46,309

Technology Hardware, Storage & Peripherals–0.13%
Apple, Inc., 4.25%, 02/09/2047	4,000	5,008

2.80%, 02/08/2061	48,000	47,782

		52,790

Tobacco–0.14%
Altria Group, Inc., 2.45%, 02/04/2032	18,000	17,109

3.70%, 02/04/2051	23,000	21,481

4.00%, 02/04/2061	23,000	22,034

		60,624

Trading Companies & Distributors–0.04%
Air Lease Corp., 3.00%, 09/15/2023	16,000	16,427

Trucking–0.35%
Aviation Capital Group LLC, 4.13%, 08/01/2025(b)	4,000	4,223

Triton Container International Ltd. (Bermuda), 2.05%, 04/15/2026(b)	41,000	40,718

3.15%, 06/15/2031(b)	35,000	35,334

Uber Technologies, Inc., 4.50%, 08/15/2029(b)	63,000	64,274

		144,549

Wireless Telecommunication Services–2.08%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025(b)	162,500	170,221

5.15%, 03/20/2028(b)	209,000	230,731

T-Mobile USA, Inc., 2.25%, 02/15/2026(b)	31,000	31,125

2.63%, 04/15/2026	35,000	35,221

3.40%, 10/15/2052(b)	120,000	119,670

VEON Holdings B.V. (Netherlands), 3.38%, 11/25/2027(b)	200,000	195,436

	Principal
	Amount	Value

Wireless Telecommunication Services–(continued)
Vodafone Group PLC (United Kingdom), 3.25%, 06/04/2081(c)	$26,000	$25,533

4.13%, 06/04/2081(c)	30,000	29,747

5.13%, 06/04/2081(c)	33,000	33,795

		871,479

Total U.S. Dollar Denominated Bonds & Notes (Cost $21,043,889)		21,217,345

U.S. Treasury Securities–17.85%
U.S. Treasury Bills–0.40%
0.04% - 0.05%, 02/17/2022(g)(h)	168,000	167,990

U.S. Treasury Bonds–4.69%
2.00%, 11/15/2041	1,388,000	1,404,266
2.00%, 08/15/2051	546,800	557,565

		1,961,831

U.S. Treasury Notes–12.76%
0.50%, 11/30/2023	4,000	3,985

1.00%, 12/15/2024	104,700	104,827

1.25%, 11/30/2026	2,781,100	2,779,796

1.50%, 11/30/2028	729,100	732,176
1.38%, 11/15/2031	1,736,400	1,714,966

		5,335,750

Total U.S. Treasury Securities (Cost $7,443,990)		7,465,571

Asset-Backed Securities–15.61%
Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, 0.71%, 02/25/2035(i)	4,812	4,981

AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(b)	100,000	97,476

Angel Oak Mortgage Trust, Series 2020-1, Class A1, 2.16%, 12/25/2059(b)(i)	17,834	17,845

Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(i)	47,187	47,343

Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(i)	35,411	35,397

Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(i)	38,386	38,082

Series 2021-7, Class A1, 1.98%, 10/25/2066(b)(i)	70,087	69,932

Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.65%, 09/25/2048(b)(i)	5,023	5,032

Series 2019-2, Class A1, 3.63%, 03/25/2049(b)(i)	14,310	14,379

Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 1.30% (3 mo. USD LIBOR + 1.18%), 07/25/2034(b)(e)	250,000	250,280

Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, 3.99%, 09/15/2048(i)	70,000	74,475

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value

Bayview MSR Opportunity Master Fund Trust, Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(i)	$97,403	$99,555

Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(i)	96,438	96,157

Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(i)	95,251	96,201

Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(i)	91,911	93,890

Series 2021-5, Class A2, 2.50%, 11/25/2051(b)(i)	112,248	112,777

Benchmark Mortgage Trust, Series 2018-B3, Class C, 4.54%, 04/10/2051(i)	42,000	45,357

Series 2019-B14, Class A5, 3.05%, 12/15/2062	90,000	95,624

Series 2019-B14, Class C, 3.77%, 12/15/2062(i)	83,700	86,984

Series 2019-B15, Class B, 3.56%, 12/15/2072	70,000	74,397

BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(i)	71,945	71,601

BX Commercial Mortgage Trust, Series 2021-ACNT, Class A, 0.96% (1 mo. USD LIBOR + 0.85%), 11/15/2026(b)(e)	100,000	100,011

Series 2021-VOLT, Class D, 1.76% (1 mo. USD LIBOR + 1.65%), 09/15/2036(b)(e)	100,000	99,327
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(b)(i)	32,160	32,663

Chase Mortgage Finance Corp., Series 2016-SH1, Class M3, 3.75%, 04/25/2045(b)(i)	35,743	36,016

Series 2016-SH2, Class M3, 3.75%, 12/25/2045(b)(i)	41,812	42,079

Citigroup Mortgage Loan Trust, Inc., Series 2019-IMC1, Class A1, 2.72%, 07/25/2049(b)(i)	20,209	20,294

Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(i)	95,789	95,819

COLT Mortgage Loan Trust, Series 2020-1, Class A1, 2.49%, 02/25/2050(b)(i)	20,550	20,549

Series 2020-1R, Class A1, 1.26%, 09/25/2065(b)(i)	35,571	35,332

Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(i)	22,737	22,793

Series 2021-5, Class A1, 1.73%, 11/26/2066(b)(i)	98,120	97,937

COMM Mortgage Trust, Series 2015- CR25, Class B, 4.53%, 08/10/2048(i)	72,000	76,859

Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A1, 1.62%, 04/25/2065(b)(j)	31,523	31,577

Credit Suisse Mortgage Capital Trust, Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(i)	70,059	69,429

CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	139,000	142,060

	Principal Amount	Value

CSFB Mortgage-Backed Pass-Through Ctfs., Series 2004-AR5, Class 3A1, 2.79%, 06/25/2034(i)	$8,685	$9,066

DB Master Finance LLC, Series 2019-1A, Class A23, 4.35%, 05/20/2049(b)	48,875	52,520

Series 2019-1A, Class A2II, 4.02%, 05/20/2049(b)	48,875	50,829

Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.67%, 10/25/2049(b)	107,093	113,122

DT Auto Owner Trust, Series 2019-3A, Class C, 2.74%, 04/15/2025(b)	25,380	25,562

Series 2019-3A, Class D, 2.96%, 04/15/2025(b)	56,000	57,191

Ellington Financial Mortgage Trust, Series 2019-2, Class A1, 2.74%, 11/25/2059(b)(i)	34,655	34,909

Flagstar Mortgage Trust, Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(i)	146,543	148,198

Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(i)	95,901	96,988

Galton Funding Mortgage Trust, Series 2019-H1, Class A1, 2.66%, 10/25/2059(b)(i)	570	575

GCAT Trust, Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(b)(i)	33,514	33,737

GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 2.93%, 04/19/2036(i)	35,925	31,362

GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.91%, 02/13/2053	50,000	52,659

Series 2020-GC47, Class A5, 2.38%, 05/12/2053	55,000	55,831

GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(i)	94,627	95,695

JP Morgan Mortgage Trust, Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(b)(i)	110,000	110,271

Life Mortgage Trust, Series 2021-BMR, Class B, 0.99% (1 mo. USD LIBOR + 0.88%), 03/15/2038(b)(e)	100,000	99,145

Med Trust, Series 2021-MDLN, Class A, 1.06% (1 mo. USD LIBOR + 0.95%), 11/15/2038(b)(e)	100,000	100,041

Series 2021-MDLN, Class B, 1.56% (1 mo. USD LIBOR + 1.45%), 11/15/2038(b)(e)	100,000	99,944

Mello Mortgage Capital Acceptance Trust, Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(i)	58,508	59,173

Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(i)	58,562	59,222

Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 2.15%, 11/25/2035(i)	7,561	7,607

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal
	Amount	Value

MFA Trust, Series 2021-AEI1, Class A3, 2.50%, 08/25/2051(b)(i)	$96,040	$95,833

Series 2021-AEI1, Class A4, 2.50%, 08/25/2051(b)(i)	94,721	95,921

Series 2021-INV2, Class A1, 1.91%, 11/25/2056(b)(i)	99,092	98,222

Morgan Stanley Capital I Trust, Series 2017-CLS, Class A, 0.81% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(e)	99,000	99,022

Series 2017-CLS, Class B, 0.96% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(e)	49,000	49,000

Series 2017-CLS, Class C, 1.11% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(e)	33,000	32,992

Series 2019-L2, Class A4, 4.07%, 03/15/2052	80,000	89,780

Series 2019-L3, Class AS, 3.49%, 11/15/2052	60,000	64,622

MVW LLC, Series 2019-2A, Class A, 2.22%, 10/20/2038(b)	46,194	46,751

MVW Owner Trust, Series 2019-1A, Class A, 2.89%, 11/20/2036(b)	37,564	38,134

New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(i)	26,642	26,752

Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(b)(i)	34,481	34,592

Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(i)	93,132	94,188

One Bryant Park Trust, Series 2019- OBP, Class A, 2.52%, 09/15/2054(b)	114,000	115,621

Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(b)(i)	97,955	97,679

Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, 04/17/2037(b)	100,000	99,333

Series 2021-SFR10, Class A, 2.39%, 12/17/2040(b)	100,000	100,782

Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	49,333	51,302

Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	39,900	39,146

Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	39,900	39,221

STAR Trust, Series 2021-1, Class A1, 1.22%, 05/25/2065(b)(i)	58,074	57,929

Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(i)	26,386	26,502

Series 2020-INV1, Class A1, 1.03%, 11/25/2055(b)(i)	51,269	51,002

Series 2021-6, Class A1, 1.92%, 11/25/2066(b)(i)	117,863	117,815

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, 2.39%, 09/25/2034(i)	4,983	5,104

Structured Asset Securities Corp. Mortgage Pass-Through Ctfs., Series 2003-34A, Class 5A5, 2.37%, 11/25/2033(i)	39,847	39,985

	Principal
	Amount	Value

Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	$94,667	$94,511

Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 4.66%, 04/25/2045(i)	20,770	21,193

TICP CLO XV Ltd., Series 2020-15A, Class A, 1.41% (3 mo. USD LIBOR + 1.28%), 04/20/2033(b)(e)	250,000	250,322

Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 04/25/2057(b)(i)	16,770	16,922

UBS Commercial Mortgage Trust, Series 2019-C16, Class A4, 3.60%, 04/15/2052	80,000	87,342

Verus Securitization Trust, Series 2020-1, Class A1, 2.42%, 01/25/2060(b)(j)	20,803	20,879

Series 2021-1, Class A1B, 1.32%, 01/25/2066(b)(i)	63,655	62,944

Series 2021-7, Class A1, 1.83%, 10/25/2066(b)(i)	98,503	98,359

Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(i)	50,708	50,520

Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)	57,600	60,059

WFRBS Commercial Mortgage Trust, Series 2012-C6, Class B, 4.70%, 04/15/2045	57,524	57,560

Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	156,109	159,277

Total Asset-Backed Securities (Cost $6,498,484)		6,531,275

U.S. Government Sponsored Agency Mortgage-Backed Securities–5.97%
Collateralized Mortgage Obligations–0.48%
Freddie Mac Multifamily Structured
Pass-Through Ctfs., Series K083, Class AM, 4.03%, 10/25/2028(i)	23,000	26,342

Series K085, Class AM, 4.06%, 10/25/2028(i)	23,000	26,269

Series K089, Class AM, 3.63%, 01/25/2029(i)	39,000	43,775

Series K088, Class AM, 3.76%, 01/25/2029(i)	92,000	104,123

		200,509

Federal Home Loan Mortgage Corp. (FHLMC)–0.30%
6.50%, 08/01/2032	350	387

4.00%, 11/01/2048 to 07/01/2049	115,304	123,118

		123,505

Federal National Mortgage Association (FNMA)–1.13%
3.50%, 12/01/2030 to 05/01/2047	438,764	469,492

6.50%, 09/01/2031	500	570

7.00%, 09/01/2032	3,912	4,190
		474,252

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value

Government National Mortgage Association (GNMA)–0.94%
7.50%, 06/15/2023	$147	$148

8.50%, 11/15/2024	423	425

7.00%, 07/15/2031 to 08/15/2031	534	600

6.50%, 11/15/2031 to 03/15/2032	924	1,014

6.00%, 11/15/2032	638	715

4.00%, 07/20/2049	41,054	43,262

TBA, 2.00%, 01/01/2052(k)	345,000	348,142

		394,306

Uniform Mortgage-Backed Securities–3.12%
TBA, 2.00%, 01/01/2037 to 01/01/2052(k)	1,286,000	1,304,581
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $2,464,381)		2,497,153

	Shares

Preferred Stocks–1.39%
Asset Management & Custody Banks–0.04%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(c)	14,000	14,970

Diversified Banks–0.51%
Bank of America Corp., 6.50%, Series Z, Pfd.(c)	23,000	25,242
Citigroup, Inc., 6.25%, Series T, Pfd.(c)	20,000	22,606
Citigroup, Inc., 5.00%, Series U, Pfd.(c)	64,000	66,080
Citigroup, Inc., 4.00%, Series W, Pfd.(c)	39,000	39,390
JPMorgan Chase & Co., 3.60% (3 mo. USD LIBOR + 3.47%), Series I, Pfd.(e)	42,000	42,210
Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	11	16,396
		211,924

Integrated Telecommunication Services–0.27%
AT&T, Inc., 2.88%, Series B, Pfd.(c)	100,000	114,212

Investment Banking & Brokerage–0.44%
Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(c)	20,000	20,225
Goldman Sachs Group, Inc. (The), 5.00%, Series P, Pfd.(c)	27,000	27,135
Morgan Stanley, 6.88%, Series F, Pfd.(c)	5,000	138,550
		185,910

Life & Health Insurance–0.04%
MetLife, Inc., 3.85%, Series G, Pfd.(c)	16,000	16,360

Multi-Utilities–0.05%
CenterPoint Energy, Inc., 6.13%, Series A, Pfd.(c)	18,000	18,731

		Shares	Value

Other Diversified Financial Services–0.04%
Equitable Holdings, Inc., 4.95%, Series B, Pfd.(c)		17,000	$17,850
Total Preferred Stocks (Cost $547,562)			579,957

		Principal
		Amount

Non-U.S. Dollar Denominated Bonds & Notes–0.33%(l)
Movies & Entertainment–0.33%
Netflix, Inc., 3.88%, 11/15/2029(b) (Cost $111,565)	EUR	100,000	137,670

Municipal Obligations–0.20%
California State University, Series 2021 B, Ref. RB, 2.72%, 11/01/2052		$35,000	35,369
Series 2021 B, Ref. RB, 2.94%, 11/01/2052		50,000	50,154
Total Municipal Obligations (Cost $85,000)			85,523

Agency Credit Risk Transfer Notes–0.17%
Fannie Mae Connecticut Avenue Securities, Series 2019-R03, Class 1M2, 2.25% (1 mo. USD LIBOR + 2.15%), 09/25/2031(b)(e)		9,046	9,085
Series 2019-R06, Class 2M2, 2.20% (1 mo. USD LIBOR + 2.10%), 09/25/2039(b)(e)		9,166	9,183
Freddie Mac, Series 2020-DNA5, Class M2, STACR® , 2.85% (30 Day Average SOFR + 2.80%), 10/25/2050(b)(e)		53,135	53,584
Total Agency Credit Risk Transfer Notes (Cost $71,459)			71,852

		Shares

Money Market Funds–11.23%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(m)(n)		1,540,969	1,540,969
Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(m)(n)		1,396,580	1,396,860
Invesco Treasury Portfolio, Institutional Class, 0.01%(m)(n)		1,761,107	1,761,107
Total Money Market Funds (Cost $4,698,760)			4,698,936
TOTAL INVESTMENTS IN SECURITIES–103.47% (Cost $42,965,090)			43,285,282
OTHER ASSETS LESS LIABILITIES–(3.47)%			(1,451,305)
NET ASSETS–100.00%			$41,833,977

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Investment Abbreviations:

CLO	– Collateralized Loan Obligation
Conv.	– Convertible
Ctfs.	– Certificates
EUR	– Euro
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
RB	– Revenue Bonds
Ref.	– Refunding
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
TBA	– To Be Announced
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2021 was $17,166,775, which represented 41.04% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2021.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2021.

(j)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(k)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1P.
(l)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)		Realized Gain	Value December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$1,152,387	$10,942,478	$(10,553,896)	$-		$-	$1,540,969	$440

Invesco Liquid Assets Portfolio, Institutional Class	943,049	7,816,056	(7,362,105)	(160)		20	1,396,860	189

Invesco Treasury Portfolio, Institutional Class	1,317,014	12,505,689	(12,061,596)	-		-	1,761,107	191

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	129,744	(129,744)	-		-	-	-	*

Invesco Private Prime Fund	-	302,736	(302,736)	-		-	-	1	*

Total	$3,412,450	$31,696,703	$(30,410,077)		$(160)	$20	$4,698,936	$821

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(n)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	24	March-2022	$5,236,125	$(3,186)	$(3,186)

U.S. Treasury 5 Year Notes	26	March-2022	3,145,391	6,418	6,418

U.S. Treasury Long Bonds	3	March-2022	481,313	4,500	4,500

U.S. Treasury Ultra Bonds	1	March-2022	197,125	3,031	3,031
Subtotal–Long Futures Contracts				10,763	10,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Open Futures Contracts–(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Notes	16	March-2022	$(2,087,500)	$(24,750)	$(24,750)
U.S. Treasury 10 Year Ultra Notes	21	March-2022	(3,075,188)	(51,843)	(51,843)
Subtotal—Short Futures Contracts				(76,593)	(76,593)
Total Futures Contracts				$(65,830)	$(65,830)

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation (Depreciation)
Date	Counterparty	Deliver		Receive
Currency Risk
02/17/2022	Citibank N.A.	EUR	259,000	USD	300,919	$5,788
01/20/2022	Goldman Sachs International	JPY	11,408,000	USD	100,000	815
Subtotal–Appreciation						6,603

Currency Risk
01/20/2022	Barclays Bank PLC	USD	100,505	JPY	11,408,000	(1,320)
Total Forward Foreign Currency Contracts						$5,283

Abbreviations:

EUR  - Euro

JPY  - Japanese Yen

USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $38,266,330)	$38,586,346
Investments in affiliated money market funds, at value (Cost $4,698,760)	4,698,936
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	6,603
Foreign currencies, at value (Cost $81,040)	81,574
Receivable for: Fund shares sold	29,764
Dividends	2,218
Interest	205,038
Investment for trustee deferred compensation and retirement plans	36,336
Other assets	150
Total assets	43,646,965

Liabilities:
Other investments:
Variation margin payable - futures contracts	841
Unrealized depreciation on forward foreign currency contracts outstanding	1,320
Payable for:
Investments purchased	1,654,014
Fund shares reacquired	1,381
Amount due custodian	34,937
Accrued fees to affiliates	11,478
Accrued other operating expenses	70,362
Trustee deferred compensation and retirement plans	38,655
Total liabilities	1,812,988
Net assets applicable to shares outstanding	$41,833,977

Net assets consist of:
Shares of beneficial interest	$40,771,573
Distributable earnings	1,062,404
$41,833,977

Net Assets:
Series I	$39,798,882
Series II	$2,035,095

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,079,614
Series II	313,520
Series I:
Net asset value per share	$6.55
Series II:
Net asset value per share	$6.49

Statement of Operations
For the year ended December 31, 2021
Investment income:
Interest (net of foreign withholding taxes of $(414))	$905,977
Dividends	9,419
Dividends from affiliated money market funds (includes securities lending income of $1)	821
Total investment income	916,217

Expenses:
Advisory fees	173,379
Administrative services fees	63,181
Custodian fees	28,038
Distribution fees - Series II	3,129
Transfer agent fees	6,188
Trustees’ and officers’ fees and benefits	22,903
Reports to shareholders	6,779
Professional services fees	51,065
Other	3,671
Total expenses	358,333
Less: Fees waived	(121,742)
Net expenses	236,591
Net investment income	679,626

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(97,988)
Affiliated investment securities	20
Foreign currencies	(4,847)
Forward foreign currency contracts	8,257
Futures contracts	273,649
Option contracts written	11,701
Swap agreements	939
191,731
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(1,104,060)
Affiliated investment securities	(160)
Foreign currencies	(1,864)
Forward foreign currency contracts	14,903
Futures contracts	(67,952)
(1,159,133)
Net realized and unrealized gain (loss)	(967,402)
Net increase (decrease) in net assets resulting from operations	$(287,776)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$679,626	$593,233

Net realized gain	191,731	1,380,871

Change in net unrealized appreciation (depreciation)	(1,159,133)	896,395

Net increase (decrease) in net assets resulting from operations	(287,776)	2,870,499

Distributions to shareholders from distributable earnings:
Series I	(1,922,064)	(794,296)

Series II	(87,419)	(9,108)

Total distributions from distributable earnings	(2,009,483)	(803,404)

Share transactions–net:
Series I	7,119,057	8,069,912

Series II	1,501,721	245,519

Net increase in net assets resulting from share transactions	8,620,778	8,315,431

Net increase in net assets	6,323,519	10,382,526

Net assets:
Beginning of year	35,510,458	25,127,932

End of year	$41,833,977	$35,510,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/21	$6.93	$0.12	$(0.17)	$(0.05)	$(0.10)	$(0.23)	$(0.33)	$6.55	(0.65)%	$39,799	0.61%	0.92%	1.77%	377%
Year ended 12/31/20	6.47	0.13	0.50	0.63	(0.13)	(0.04)	(0.17)	6.93	9.72	34,881	0.59	0.88	1.92	375
Year ended 12/31/19	6.00	0.19	0.47	0.66	(0.19)	–	(0.19)	6.47	11.06	24,769	0.59	1.13	2.94	464
Year ended 12/31/18	6.38	0.22	(0.37)	(0.15)	(0.23)	–	(0.23)	6.00	(2.37)	17,019	0.59	1.78	3.57	339
Year ended 12/31/17	6.21	0.22	0.17	0.39	(0.22)	–	(0.22)	6.38	6.34	20,326	0.60	1.58	3.46	407
Series II
Year ended 12/31/21	6.89	0.10	(0.17)	(0.07)	(0.10)	(0.23)	(0.33)	6.49	(1.01)	2,035	0.86	1.17	1.52	377
Year ended 12/31/20	6.45	0.11	0.49	0.60	(0.12)	(0.04)	(0.16)	6.89	9.33	629	0.84	1.13	1.67	375
Year ended 12/31/19	5.97	0.17	0.49	0.66	(0.18)	–	(0.18)	6.45	11.00	359	0.84	1.38	2.69	464
Year ended 12/31/18	6.35	0.20	(0.37)	(0.17)	(0.21)	–	(0.21)	5.97	(2.64)	117	0.84	2.03	3.32	339
Year ended 12/31/17	6.19	0.20	0.16	0.36	(0.20)	–	(0.20)	6.35	5.89	123	0.85	1.83	3.21	407

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is total return, comprised of current income and capital appreciation.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income

Invesco V.I. Core Plus Bond Fund

and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Lower-Rated Securities – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, there were no securities lending transactions with the Adviser.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar

Invesco V.I. Core Plus Bond Fund

amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities.

Invesco V.I. Core Plus Bond Fund

During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

P.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

Q.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

R.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

T.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
U.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

Invesco V.I. Core Plus Bond Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.450%

Next $500 million	0.425%

Next $1.5 billion	0.400%

Next $2.5 billion	0.375%

Over $5 billion	0.350%

    For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.45%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least April 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.61% and Series II shares to 0.86% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

    For the year ended December 31, 2021, the Adviser waived advisory fees of $121,742.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $5,395 for accounting and fund administrative services and was reimbursed $57,786 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Core Plus Bond Fund

    The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$ –	$21,044,064	$173,281	$21,217,345

U.S. Treasury Securities	–	7,465,571	–	7,465,571

Asset-Backed Securities	–	6,531,275	–	6,531,275

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	2,497,153	–	2,497,153

Preferred Stocks	154,946	425,011	–	579,957

Non-U.S. Dollar Denominated Bonds & Notes	–	137,670	–	137,670

Municipal Obligations	–	85,523	–	85,523

Agency Credit Risk Transfer Notes	–	71,852	–	71,852

Money Market Funds	4,698,936	–	–	4,698,936

Total Investments in Securities	4,853,882	38,258,119	173,281	43,285,282

Other Investments - Assets*

Futures Contracts	13,949	–	–	13,949

Forward Foreign Currency Contracts	–	6,603	–	6,603

	13,949	6,603	–	20,552

Other Investments - Liabilities*

Futures Contracts	(79,779)	–	–	(79,779)

Forward Foreign Currency Contracts	–	(1,320)	–	(1,320)

	(79,779)	(1,320)	–	(81,099)

Total Other Investments	(65,830)	5,283	–	(60,547)

Total Investments	$4,788,052	$38,263,402	$173,281	$43,224,735

*       Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$ -	$ 13,949	$ 13,949

Unrealized appreciation on forward foreign currency contracts outstanding	6,603	-	6,603

Total Derivative Assets	6,603	13,949	20,552

Derivatives not subject to master netting agreements	-	(13,949)	(13,949)

Total Derivative Assets subject to master netting agreements	$ 6,603	$ -	$ 6,603

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$ -	$ (79,779)	$ (79,779)

Unrealized depreciation on forward foreign currency contracts outstanding	(1,320)	-	(1,320)

Total Derivative Liabilities	(1,320)	(79,779)	(81,099)

Derivatives not subject to master netting agreements	-	79,779	79,779

Total Derivative Liabilities subject to master netting agreements	$ (1,320)	$ -	$ (1,320)

(a)       The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Invesco V.I. Core Plus Bond Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Barclays Bank PLC	$ -	$(1,320)	$(1,320)	$-	$-	$(1,320)

Citibank N.A.	5,788	-	5,788	-	-	5,788

Goldman Sachs International	815	-	815	-	-	815

Total	$6,603	$(1,320)	$5,283	$-	$-	$ 5,283

Effect of Derivative Investments for the year ended December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss): Forward foreign currency contracts	$-	$8,257	$-	$8,257

Futures contracts	-	-	273,649	273,649

Options purchased(a)	-	(2,988)	-	(2,988)

Options written	-	1,345	10,356	11,701

Swap agreements	939	-	-	939

Change in Net Unrealized Appreciation (Depreciation): Forward foreign currency contracts	-	14,903	-	14,903

Futures contracts	-	-	(67,952)	(67,952)

Total	$939	$21,517	$216,053	$238,509

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Foreign Currency Options Purchased	Swaptions Written	Foreign Currency Options Written	Swap Agreements

Average notional value	$331,233	$16,142,617	$1,733,333	$909,000	$900,000	$785,422

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Invesco V.I. Core Plus Bond Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020
Ordinary income*	$1,802,191	$803,404
Long-term capital gain	207,292	-
Total distributions	$2,009,483	$803,404

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Undistributed ordinary income	$706,769
Undistributed long-term capital gain	74,826
Net unrealized appreciation - investments	300,790
Net unrealized appreciation - foreign currencies	467
Temporary book/tax differences	(20,448)
Shares of beneficial interest	40,771,573
Total net assets	$41,833,977

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and amortization and accretion on debt securities.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $37,917,266 and $31,028,397, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$655,508
Aggregate unrealized (depreciation) of investments	(354,718)
Net unrealized appreciation of investments	$300,790

    Cost of investments for tax purposes is $42,923,945.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, distributions, dollar rolls, paydowns and derivative instruments, on December 31, 2021, undistributed net investment income was increased by $22,931 and undistributed net realized gain was decreased by $22,931. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount
Sold:
Series I	2,744,706	$18,830,992	3,180,253	$21,269,042
Series II	253,424	1,716,338	41,575	286,022

Issued as reinvestment of dividends:
Series I	293,445	1,922,064	117,326	794,296
Series II	13,371	86,911	1,317	8,865

Invesco V.I. Core Plus Bond Fund

	Summary of Share Activity
	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(1,988,761)	$(13,633,999)	(2,092,985)	$(13,993,426)
Series II	(44,587)	(301,528)	(7,337)	(49,368)
Net increase in share activity	1,271,598	$8,620,778	1,240,149	$8,315,431

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco V.I. Core Bond Fund (the “Target Fund”) in exchange for shares of the Fund.

    The reorganization is expected to be consummated around April 2022, or shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

Invesco V.I. Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Core Plus Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Core Plus Bond Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$997.80	$3.07	$1,022.13	$3.11	0.61%
Series II	1,000.00	995.70	4.33	1,020.87	4.38	0.86

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$207,292
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	2.79%
U.S. Treasury Obligations*	3.73%
Qualified Business Income*	0.00%
Business Interest Income*	38.58%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 100 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Core Plus Bond Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Discovery Mid Cap Growth Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIDMCG-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Discovery Mid Cap Growth Fund (the Fund) outperformed the Russell Midcap Growth Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	19.10%
Series II Shares	18.79
Russell Midcap Growth Index▼	12.73

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year. Meanwhile, the Fund’s benchmark, the Russell Midcap Growth Index, returned 12.73%.

    During the fiscal year, stock selection within the information technology, financials and industrials sectors were the largest contributors to the Fund’s performance versus the Russell Midcap Growth Index. This was partially offset by weaker stock selection in the consumer discretionary and real estate sectors.

    The largest individual contributors to the Fund’s absolute performance during the fiscal year included EPAM Systems, Old Dominion Freight Line and HubSpot. EPAM Systems engages in software product development and digital platform engineering services. The company is well positioned in the race to digitize businesses, which is providing a significant tailwind to digital consulting businesses. Old Dominion Freight Line is a less-than-truckload shipping company. The company reported quarterly results that topped analyst estimates as volume growth remained strong and the company’s operating ratio improved. Management stated that unprecedented demand for its best-in-class service, particularly as a carrier with available capacity, enabled the company to post double-digit revenue growth for the third consecutive quarter. HubSpot, a long-time holding, develops internet marketing software solutions. The company continues to execute its plan of becoming a platform for sales and marketing software serving mid-market enterprises.

    The largest individual detractors from the Fund’s absolute performance during the fiscal year included Coupa Software, RingCentral, and Trade Desk. Coupa Software offers procurement and expense management software. The company’s growth has stalled as large enterprises have focused on front-office software rather than the back-office software that Coupa provides. RingCentral is a global provider of cloud enterprise unified communications and collaboration software. The company’s stock underperformed early in the year due to investors’ rotation into more cyclical companies that benefit from the reopening of the economy. Trade Desk provides a technology-based self-serve programmatic platform that enables ad buyers to purchase internet advertising more efficiently and effectively. Shares underperformed because first quarter 2021 revenues were only modestly above analyst estimates, along with concerns that second-half earnings will compare unfavorably to prior periods and apprehension about Google’s expected phasing out of cookies. We exited all three positions during the fiscal year.

    We expect 2022 to be a year of transition to more normal macro-economic conditions. Our view is that GDP growth is likely to slow from the 5%+ rate achieved in 2021 as extraordinary fiscal and monetary stimulus moderates. The Fed has already begun to slow the pace of liquidity being added to the financial system and plans to begin raising short-term interest rates by mid-year. As a result, we anticipate the rate of corporate earnings growth will slow, volatility will pick up and equity returns will be tempered. Meanwhile, we believe that technology-driven innovation will likely continue to disrupt large portions of the global economy, providing substantial opportunity via investment in premier growth compounders. Such growth companies may gain advantages as the economic cycle matures. At the same time, growth investors may have to contend with valuation headwinds due to lingering inflation and Fed tightening. We will continue to focus on harnessing the power of compound growth by seeking to identify companies best positioned to thrive in an everchanging environment.

    We thank you for your continued investment in the Invesco V.I. Discovery Mid Cap Growth Fund.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Invesco V.I. Discovery Mid Cap Growth Fund

Portfolio manager(s):

Justin Livengood

Ronald J. Zibelli, Jr. - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Discovery Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (8/15/86)	10.85%
10 Years	17.84
5 Years	23.08
1 Year	19.10
Series II Shares
Inception (10/16/00)	5.03%
10 Years	17.53
5 Years	22.75
1 Year	18.79

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Discovery Mid Cap Growth Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (renamed Invesco V.I. Discovery Mid Cap Growth Fund on April 30, 2021). Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Discovery Mid Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Discovery Mid Cap Growth Fund

Supplemental Information

Invesco V.I. Discovery Mid Cap Growth Fund’s investment objective is to seek capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Discovery Mid Cap Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	33.18%

Industrials	17.44

Health Care	17.07

Consumer Discretionary	11.85

Financials	9.65

Materials	3.50

Real Estate	2.84

Other Sectors, Each Less than 2% of Net Assets	2.88

Money Market Funds Plus Other Assets Less Liabilities	1.59

Top 10 Equity Holdings*

		% of total net assets

1.	Synopsys, Inc.	2.50%

2.	Zebra Technologies Corp., Class A	2.31

3.	IDEXX Laboratories, Inc.	2.26

4.	MSCI, Inc.	2.21

5.	Monolithic Power Systems, Inc.	2.09

6.	Old Dominion Freight Line, Inc.	2.05

7.	Marvell Technology, Inc.	2.03

8.	MongoDB, Inc.	2.02

9.	HubSpot, Inc.	2.00

10.	Trimble, Inc.	1.99

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Discovery Mid Cap Growth Fund

Schedule of Investments(a)

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–98.41%
Application Software–11.23%

Avalara, Inc.(b)	23,896	$ 3,085,213

Bill.com Holdings, Inc.(b)(c)	55,539	13,837,542

Datadog, Inc., Class A(b)	100,081	17,825,427

HubSpot, Inc.(b)	38,023	25,062,860

Manhattan Associates, Inc.(b)	111,528	17,341,489

Paylocity Holding Corp.(b)	65,895	15,561,763

Synopsys, Inc.(b)	85,047	31,339,819

Tyler Technologies, Inc.(b)	30,908	16,626,959

		140,681,072

Asset Management & Custody Banks–1.80%

KKR & Co., Inc., Class A	303,092	22,580,354

Auto Parts & Equipment–1.52%

Aptiv PLC(b)	115,321	19,022,199

Automotive Retail–0.76%

Advance Auto Parts, Inc.	39,430	9,458,468

Biotechnology–1.14%

Alnylam Pharmaceuticals, Inc.(b)	40,574	6,880,539

Natera, Inc.(b)	78,718	7,351,474

		14,232,013

Building Products–2.94%

Advanced Drainage Systems, Inc.	87,063	11,851,886

Trane Technologies PLC	54,468	11,004,170

Trex Co., Inc.(b)	103,332	13,952,920

		36,808,976

Casinos & Gaming–0.34%

Caesars Entertainment, Inc.(b)	45,978	4,300,322

Commodity Chemicals–0.50%

Olin Corp.	108,369	6,233,385

Communications Equipment–1.76%

Motorola Solutions, Inc.	81,258	22,077,799

Construction Materials–0.83%

Eagle Materials, Inc.	62,603	10,420,895

Distributors–0.97%

Pool Corp.	21,551	12,197,866

Diversified Support Services–0.85%

Copart, Inc.(b)	70,391	10,672,683

Electrical Components & Equipment–3.15%

AMETEK, Inc.	139,225	20,471,644

Generac Holdings, Inc.(b)	53,930	18,979,046

		39,450,690

Electronic Equipment & Instruments–4.29%

Trimble, Inc.(b)	285,597	24,901,202

Zebra Technologies Corp., Class A(b)	48,509	28,872,557

		53,773,759

	Shares	Value

Environmental & Facilities Services–1.57%

Waste Connections, Inc.	143,954	$ 19,616,612

Financial Exchanges & Data–2.21%

MSCI, Inc.	45,211	27,700,328

Health Care Equipment–4.42%

IDEXX Laboratories, Inc.(b)	42,892	28,242,666

Insulet Corp.(b)	41,216	10,966,341

Masimo Corp.(b)	55,059	16,120,174

		55,329,181

Health Care Facilities–1.06%

Tenet Healthcare Corp.(b)	161,786	13,216,298

Health Care Supplies–1.18%

Align Technology, Inc.(b)	22,545	14,816,123

Health Care Technology–0.49%

Veeva Systems, Inc., Class A(b)	23,898	6,105,461

Home Improvement Retail–1.23%

Floor & Decor Holdings, Inc., Class A(b)	118,041	15,346,510

Homebuilding–0.53%

TopBuild Corp.(b)	23,933	6,603,354

Homefurnishing Retail–0.49%

Williams-Sonoma, Inc.(c)	36,614	6,192,526

Hotels, Resorts & Cruise Lines–1.68%

Hilton Worldwide Holdings, Inc.(b)	134,726	21,015,909

Industrial Machinery–4.61%

Chart Industries, Inc.(b)(c)	40,366	6,437,973

IDEX Corp.	77,284	18,263,755

ITT, Inc.	113,394	11,587,733

Kornit Digital Ltd. (Israel)(b)	67,402	10,261,955

Middleby Corp. (The)(b)(c)	56,482	11,113,398

		57,664,814

Insurance Brokers–1.14%

Arthur J. Gallagher & Co.	84,322	14,306,914

Interactive Media & Services–0.84%

ZoomInfo Technologies, Inc., Class A(b)	163,569	10,501,130

Internet Services & Infrastructure–2.01%

MongoDB, Inc.(b)	47,641	25,218,763

Investment Banking & Brokerage–0.86%

LPL Financial Holdings, Inc.	67,201	10,758,208

IT Consulting & Other Services–5.50%

EPAM Systems, Inc.(b)	32,633	21,813,529

Gartner, Inc.(b)	68,025	22,742,118

Globant S.A.(b)(c)	77,302	24,279,785

		68,835,432

Leisure Facilities–0.97%

Vail Resorts, Inc.	37,161	12,185,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Discovery Mid Cap Growth Fund

	Shares	Value
Life Sciences Tools & Services–7.20%

Bio-Rad Laboratories, Inc., Class A(b)	13,190	$ 9,965,968

Charles River Laboratories International, Inc.(b)	58,159	21,913,148

Mettler-Toledo International, Inc.(b)	10,084	17,114,666

Repligen Corp.(b)(c)	70,860	18,766,562

West Pharmaceutical Services, Inc.	47,661	22,353,486

		90,113,830

Movies & Entertainment–0.96%

Live Nation Entertainment, Inc.(b)	100,110	11,982,166

Office REITs–1.02%

Alexandria Real Estate Equities, Inc.	57,195	12,752,197

Oil & Gas Storage & Transportation–1.08%

Cheniere Energy, Inc.	133,121	13,501,132

Paper Packaging–1.63%

Avery Dennison Corp.	94,387	20,441,393

Pharmaceuticals–1.60%

Catalent, Inc.(b)	156,253	20,005,072

Real Estate Services–1.04%

Jones Lang LaSalle, Inc.(b)	48,148	12,968,182

Regional Banks–3.63%

First Republic Bank	104,106	21,498,930

SVB Financial Group(b)	35,391	24,003,592

		45,502,522

Research & Consulting Services–1.15%

Equifax, Inc.	49,358	14,451,529

Restaurants–1.57%

Chipotle Mexican Grill, Inc.(b)	4,770	8,339,152

Domino’s Pizza, Inc.	19,960	11,264,027

		19,603,179

Semiconductor Equipment–2.31%

Enphase Energy, Inc.(b)	45,766	8,372,432

Entegris, Inc.	148,368	20,560,838

		28,933,270

Semiconductors–4.37%

Lattice Semiconductor Corp.(b)	40,969	3,157,071

Marvell Technology, Inc.	290,154	25,385,573

Monolithic Power Systems, Inc.	53,139	26,215,063

		54,757,707

Investment Abbreviations:

REIT – Real Estate Investment Trust

	Shares	Value

Specialized REITs–0.79%
Extra Space Storage, Inc.	43,493	$9,861,168

Specialty Chemicals–0.54%
Albemarle Corp.	28,779	6,727,667

Specialty Stores–1.79%
Five Below, Inc.(b)	36,284	7,506,797
Tractor Supply Co.	62,666	14,952,107

		22,458,904

Systems Software–1.69%
Zscaler, Inc.(b)	65,819	21,149,619

Trading Companies & Distributors–1.12%
SiteOne Landscape Supply, Inc.(b)	58,047	14,063,627

Trucking–2.05%
Old Dominion Freight Line, Inc.	71,760	25,717,349

Total Common Stocks & Other Equity Interests (Cost $821,053,611)		1,232,313,649

Money Market Funds–1.52%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	7,063,784	7,063,784

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(d)(e)	3,921,831	3,922,616

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	8,072,896	8,072,896

Total Money Market Funds (Cost $19,059,296)		19,059,296

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $840,112,907)		1,251,372,945

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.69%
Invesco Private Government Fund, 0.02%(d)(e)(f)	10,102,831	10,102,831

Invesco Private Prime Fund, 0.11%(d)(e)(f)	23,568,559	23,573,272

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $33,676,103)		33,676,103

TOTAL INVESTMENTS IN SECURITIES–102.62% (Cost $873,789,010)		1,285,049,048

OTHER ASSETS LESS LIABILITIES–(2.62)%		(32,835,052)

NET ASSETS–100.00%		$1,252,213,996

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Discovery Mid Cap Growth Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$4,694,901	$133,774,877	$(131,405,994)	$-	$-	$7,063,784	$1,647
Invesco Liquid Assets Portfolio, Institutional Class	3,353,072	94,431,023	(93,861,424)	5	(60)	3,922,616	615
Invesco Treasury Portfolio, Institutional Class	5,365,601	152,885,574	(150,178,279)	-	-	8,072,896	707
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	137,591,599	(127,488,768)	-	-	10,102,831	1,654	*
Invesco Private Prime Fund	-	279,264,120	(255,682,024)	-	(8,824)	23,573,272	22,044	*
Total	$13,413,574	$797,947,193	$(758,616,489)	$5	$(8,884)	$52,735,399	$26,667

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Discovery Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $ 821,053,611)*	$1,232,313,649

Investments in affiliated money market funds, at value (Cost $ 52,735,399)	52,735,399

Receivable for:
Investments sold	2,160,521

Fund shares sold	247,244

Dividends	249,386

Investment for trustee deferred compensation and retirement plans	184,566

Other assets	4,642

Total assets	1,287,895,407

Liabilities:
Payable for:
Fund shares reacquired	1,053,395

Amount due custodian	176,281

Collateral upon return of securities loaned	33,676,103

Accrued fees to affiliates	519,981

Accrued other operating expenses	59,742

Trustee deferred compensation and retirement plans	195,909

Total liabilities	35,681,411

Net assets applicable to shares outstanding	$1,252,213,996

Net assets consist of:
Shares of beneficial interest	$590,962,725

Distributable earnings	661,251,271

$1,252,213,996

Net Assets:
Series I	$1,043,223,930

Series II	$208,990,066

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	9,100,553

Series II	2,014,078

Series I:
Net asset value per share	$114.63

Series II:
Net asset value per share	$103.76

*	At December 31, 2021, securities with an aggregate value of $33,058,814 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $7,046)	$3,141,083

Dividends from affiliated money market funds (includes securities lending income of $44,733)	47,702

Total investment income	3,188,785

Expenses:
Advisory fees	7,948,411

Administrative services fees	1,936,980

Custodian fees	19,816

Distribution fees - Series II	509,745

Transfer agent fees	74,953

Trustees’ and officers’ fees and benefits	33,914

Professional services fees	67,533

Other	(48,962)

Total expenses	10,542,390

Less: Fees waived	(331,374)

Net expenses	10,211,016

Net investment income (loss)	(7,022,231)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	264,544,605

Affiliated investment securities	(8,884)

Foreign currencies	(19)

264,535,702

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(46,873,290)

Affiliated investment securities	5

(46,873,285)

Net realized and unrealized gain	217,662,417

Net increase in net assets resulting from operations	$210,640,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Discovery Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(7,022,231)	$(3,715,026)

Net realized gain	264,535,702	129,594,081

Change in net unrealized appreciation (depreciation)	(46,873,285)	232,836,358

Net increase in net assets resulting from operations	210,640,186	358,715,413

Distributions to shareholders from distributable earnings:
Series I	(107,606,241)	(59,869,406)

Series II	(23,586,278)	(5,791,819)

Total distributions from distributable earnings	(131,192,519)	(65,661,225)

Share transactions–net:
Series I	11,766,238	33,303,183

Series II	1,369,232	88,537,075

Net increase in net assets resulting from share transactions	13,135,470	121,840,258

Net increase in net assets	92,583,137	414,894,446

Net assets:
Beginning of year	1,159,630,859	744,736,413

End of year	$1,252,213,996	$1,159,630,859

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Discovery Mid Cap Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Series I
Year ended 12/31/21	$106.94	$(0.62)		$21.29	$20.67	$ -	$(12.98)	$(12.98)	$114.63	19.09%	$1,043,224	0.80%	0.83%	(0.54)%		77%
Year ended 12/31/20	83.82	(0.32)		30.78	30.46	(0.04)	(7.30)	(7.34)	106.94	40.70	963,414	0.80	0.86	(0.37)		87
Year ended 12/31/19	68.65	0.04	(e)	26.04	26.08	-	(10.91)	(10.91)	83.82	39.37	693,424	0.80	0.87	0.05	(e)	76
Year ended 12/31/18	84.21	(0.19)		(3.07)	(3.26)	-	(12.30)	(12.30)	68.65	(6.08)	586,273	0.80	0.86	(0.23)		104
Year ended 12/31/17	72.65	(0.10)		20.08	19.98	(0.03)	(8.39)	(8.42)	84.21	28.79	694,675	0.80	0.84	(0.12)		105
Series II
Year ended 12/31/21	98.05	(0.83)		19.52	18.69	-	(12.98)	(12.98)	103.76	18.79	208,990	1.05	1.08	(0.79)		77
Year ended 12/31/20	77.70	(0.50)		28.15	27.65	-	(7.30)	(7.30)	98.05	40.24	196,217	1.05	1.11	(0.62)		87
Year ended 12/31/19	64.41	(0.14	)(e)	24.34	24.20	-	(10.91)	(10.91)	77.70	39.01	51,312	1.05	1.12	(0.19	)(e)	76
Year ended 12/31/18	79.87	(0.37)		(2.79)	(3.16)	-	(12.30)	(12.30)	64.41	(6.31)	35,054	1.05	1.11	(0.48)		104
Year ended 12/31/17	69.43	(0.28)		19.11	18.83	-	(8.39)	(8.39)	79.87	28.46	39,599	1.05	1.09	(0.37)		105

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended December 31, 2019, 2018 and 2017, respectively.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $123,217,891 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Mid Cap Growth Fund into the Fund.

(e)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended December 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.13) and (0.16)% for Series I Shares and $(0.30) and (0.40)% for Series II Shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Discovery Mid Cap Growth Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Discovery Mid Cap Growth Fund, formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. Discovery Mid Cap Growth Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes –The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. Discovery Mid Cap Growth Fund

K.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $ 200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $700 million	0.600%

Over $1.5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.66%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of the Fund’s average daily net assets (the “expense limits”). Effective May 1, 2022 through June 30, 2022, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net asset. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $331,374.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $170,199 for accounting and fund administrative services and was reimbursed $1,766,781 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco V.I. Discovery Mid Cap Growth Fund

Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,232,313,649	$–	$–	$1,232,313,649
Money Market Funds	19,059,296	33,676,103	–	52,735,399
Total Investments	$1,251,372,945	$33,676,103	$–	$1,285,049,048

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020

Ordinary income*	$–	$271,534

Long-term capital gain	131,192,519	65,389,691

Total distributions	$131,192,519	$65,661,225

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$28,772,012

Undistributed long-term capital gain	222,523,782

Net unrealized appreciation – investments	410,102,341

Temporary book/tax differences	(146,864)

Shares of beneficial interest	590,962,725

Total net assets	$1,252,213,996

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

Invesco V.I. Discovery Mid Cap Growth Fund

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $915,768,191 and $1,051,012,339, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$417,362,829

Aggregate unrealized (depreciation) of investments	(7,260,488)

Net unrealized appreciation of investments	$410,102,341

Cost of investments for tax purposes is $874,946,707.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2021, undistributed net investment income (loss) was increased by $7,057,492 and undistributed net realized gain was decreased by $7,057,492. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	395,767	$45,813,679	1,005,686	$81,011,069

Series II	208,907	21,933,005	1,316,158	93,201,526

Issued as reinvestment of dividends:
Series I	920,026	107,606,241	839,683	59,869,406

Series II	222,680	23,586,278	88,384	5,791,819

Issued in connection with acquisitions:(b)
Series I	-	-	803,912	57,978,197

Series II	-	-	775,472	51,406,035

Reacquired:
Series I	(1,224,572)	(141,653,682)	(1,912,557)	(165,555,489)

Series II	(418,716)	(44,150,051)	(839,168)	(61,862,305)

Net increase in share activity	104,092	$13,135,470	2,077,570	$121,840,258

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 30, 2020, the Fund acquired all the net assets of Invesco V.I. Mid Cap Growth Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020 and by the shareholders of the Target Fund on April 24, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 1,579,384 shares of the Fund for 30,799,415 shares outstanding of the Target Fund as of the close of business on April 30, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 30, 2020. The Target Fund’s net assets as of the close of business on April 30, 2020 of $109,384,232, including $25,370,264 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $753,884,659 and $863,268,891 immediately after the acquisition.

The pro forma results of operations for the year ended December 31, 2020 assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income (loss)	$(4,379,802)

Net realized/unrealized gains	349,391,558

Change in net assets resulting from operations	$345,011,756

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 1, 2020.

Invesco V.I. Discovery Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Discovery Mid Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Discovery Mid Cap Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Oppenheimer Discovery Mid Cap Growth Fund/VA (subsequently renamed Invesco V.I. Discovery Mid Cap Growth Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Discovery Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2,3]	Ending Account Value (12/31/21)	Expenses Paid During Period[2,4]	Annualized Expense Ratio[2]
Series I	$1,000.00	$1,089.90	$4.21	$1,021.17	$4.08	0.80%
Series II	1,000.00	1,088.40	5.53	1,019.91	5.35	1.05

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective May 1, 2022, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Series I shares and Series II Shares 2.00% and 2.25% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.82% and 1.07% for of Series I shares and Series II shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $4.25 and $5.54 for of Series I and Series II shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $4.11 and $5.36 for of Series I and Series II shares, respectively.

Invesco V.I. Discovery Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$131,192,519
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Discovery Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Discovery Mid Cap Growth Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Diversified Dividend Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIDDI-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Diversified Dividend Fund (the Fund) underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	18.89%
Series II Shares	18.59
S&P 500 Index▼ (Broad Market Index)	28.71
Russell 1000 Value Index▼ (Style-Specific Index)	25.16
Lipper VUF Large-Cap Value Funds Index∎ (Peer Group Index)	26.33

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    Within the Fund’s style-specific benchmark, energy, real estate and financials were the best-performing sectors, while communication services and consumer staples were the worst-performing sectors during the fiscal year. Stock selection in the information technology (IT) sector contributed the most to the Fund’s performance relative to the Russell 1000 Value Index. Stock selection in financials also helped relative Fund performance. Overweight positions in the consumer staples and utilities sectors detracted the most from the Fund’s relative performance. Stock selection in consumer discretionary also hurt the Fund’s performance relative to the style-specific benchmark along with an underweight position in real estate.

    During the fiscal year, holdings in the financials and energy sectors were among the largest contributors to the Fund’s absolute performance. Oil & gas exploration and production company ConocoPhillips was the largest contributor to absolute Fund performance. Shares of the company rose along with the energy sector in general during much of the fiscal year. Investors also reacted favorably to the announcement of ConocoPhillips’ acquisition of Royal Dutch Shell’s shale assets in the Permian basin, which closed in the fourth quarter of 2021. Diversified insurance company Hartford Financial Services was also a large contributor to overall Fund performance for the fiscal year. Shares of Hartford rose sharply in the first quarter of 2021 after the company received an unsolicited acquisition offer from Chubb, which was later rejected by Hartford. Hartford also reported strong financial results for most of 2021, with most of the company’s business lines contributing to the positive results.

    While only a few Fund holdings declined in value during the fiscal year, select holdings within the IT and health care sectors were among the largest detractors from absolute Fund performance. Payment services company Fidelity National Information Services was the largest detractor from overall Fund performance. Shares fell after management provided earnings expectations for the third quarter of 2021 that were below consensus expectations. Medical device company Medtronic was also among the largest detractors from absolute performance. The company underperformed due to the announced delays of several new product launches. We believe these delays will have a temporary impact on revenue growth and that the company’s diverse portfolio of innovative products positions it to perform well as medical procedure volumes continue to recover.

    The Fund used currency forward contracts for the purpose of hedging currency exposure of some of the non-US-based companies held in the portfolio and not for speculative purposes or leverage. The use of currency forward contracts had a very small positive impact on the Fund’s performance during the fiscal year. The currency forward contracts were no longer being used in the Fund at year end.

    In the middle of the fiscal year, former lead portfolio manager Meggan Walsh announced her intent to retire from Invesco and the industry. Effective March 24, 2021, Peter Santoro joined Invesco as a lead portfolio manager on the Fund alongside Meggan Walsh and the current team. Peter worked with Meggan to ensure a smooth and successful transition with the team until June 30, 2021, when Meggan ended her tenure on the Fund as a portfolio manager.

    Mr. Santoro comes to Invesco from Columbia Threadneedle Investments where he was a senior portfolio manager. We believe Mr. Santoro is well positioned in the lead portfolio manager role for the Dividend Value Team given his 25 years of experience in the industry and his experience in managing dividend-focused strategies.

    The investment objective of the Fund remains the same and Mr. Santoro will focus on maintaining the success of the team by employing the same basic tenets of the process. However, there have been some modifications to the investment process under Mr. Santoro’s leadership.

Invesco V.I. Diversified Dividend Fund

    Since taking over as lead manager Mr. Santoro and the team have established new positions in the IT, communication services, health care, financials and energy sectors. While they meaningfully reduced the Fund’s exposure to consumer staples, the sector remained the largest overweight position relative to the style-specific benchmark at year-end. Reductions were also made in utilities, materials and industrials. The largest underweight position was in the real estate sector as of year-end.

    We believe the Fund has successfully navigated multiple market cycles during its history with a consistent long-term mandate to emphasize capital appreciation, current income and capital preservation over a full market cycle.

    It has been our privilege to oversee Invesco V.I. Diversified Dividend Fund, and we thank you for your continued investment.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Portfolio manager(s):

Robert Botard

Caroline Le Feuvre

Chris McMeans

Peter Santoro - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Diversified Dividend Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (3/1/90)	8.25%
10 Years	11.89
5 Years	8.37
1 Year	18.89

Series II Shares
Inception (6/5/00)	6.15%
10 Years	11.61
5 Years	8.10
1 Year	18.59

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment Series Dividend Growth Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Dividend Growth Fund (renamed Invesco V.I. Diversified Dividend Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class X shares and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Diversified Dividend Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Diversified Dividend Fund

Supplemental Information

Invesco V.I. Diversified Dividend Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Diversified Dividend Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	18.72%

Health Care	16.96

Industrials	10.81

Consumer Staples	10.68

Information Technology	10.17

Utilities	6.79

Consumer Discretionary	6.26

Energy	6.22

Communication Services	5.73

Materials	3.82

Real Estate	1.54

Money Market Funds Plus Other Assets Less Liabilities	2.30

Top 10 Equity Holdings*

		% of total net assets

1.	Johnson & Johnson	3.18%

2.	Cisco Systems, Inc.	2.65

3.	Bank of America Corp.	2.63

4.	Walmart, Inc.	2.48

5.	Comcast Corp., Class A	2.37

6.	CVS Health Corp.	2.35

7.	Merck & Co., Inc.	2.33

8.	Raytheon Technologies Corp.	2.30

9.	Entergy Corp.	2.17

10.	ConocoPhillips	2.04

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Diversified Dividend Fund

Schedule of Investments(a)

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests-97.70%
Aerospace & Defense-3.01%
General Dynamics Corp.	16,606	$3,461,853

Raytheon Technologies Corp.	130,453	11,226,785

		14,688,638

Agricultural & Farm Machinery-0.97%
Deere & Co.	13,811	4,735,654

Air Freight & Logistics-1.38%
United Parcel Service, Inc., Class B	31,325	6,714,200

Apparel Retail-1.85%
Gap, Inc. (The)(b)	86,043	1,518,659

TJX Cos., Inc. (The)	99,037	7,518,889

		9,037,548

Apparel, Accessories & Luxury Goods-0.52%
Columbia Sportswear Co.	26,236	2,556,436

Asset Management & Custody Banks-1.23%
State Street Corp.	64,647	6,012,171

Biotechnology-0.82%
AbbVie, Inc.	29,656	4,015,422

Brewers-1.80%
Anheuser-Busch InBev S.A./N.V. (Belgium)	61,541	3,725,898

Heineken N.V. (Netherlands)	45,012	5,061,305

		8,787,203

Cable & Satellite-2.37%
Comcast Corp., Class A	230,100	11,580,933

Communications Equipment-2.65%
Cisco Systems, Inc.	204,180	12,938,887

Construction Machinery & Heavy Trucks-1.00%
Caterpillar, Inc.	23,529	4,864,385

Consumer Finance-1.25%
American Express Co.	37,347	6,109,969

Data Processing & Outsourced Services-1.85%
Automatic Data Processing, Inc.	16,910	4,169,668

Fidelity National Information Services, Inc.	44,588	4,866,780

		9,036,448

Diversified Banks-3.82%
Bank of America Corp.	288,839	12,850,447

Wells Fargo & Co.	120,044	5,759,711

		18,610,158

Electric Utilities-4.93%
American Electric Power Co., Inc.	61,158	5,441,227

Entergy Corp.	93,868	10,574,230

Exelon Corp.	139,103	8,034,590

		24,050,047

	Shares	Value

Electrical Components & Equipment-1.61%
ABB Ltd. (Switzerland)	130,725	$4,980,790

Emerson Electric Co.	30,905	2,873,238

		7,854,028

Electronic Manufacturing Services-0.75%
TE Connectivity Ltd.	22,508	3,631,441

Fertilizers & Agricultural Chemicals-0.71%
Nutrien Ltd. (Canada)	46,217	3,473,902

General Merchandise Stores-1.63%
Target Corp.	34,318	7,942,558

Gold-0.91%
Newmont Corp.	71,495	4,434,120

Health Care Equipment-3.84%
Becton, Dickinson and Co.	26,185	6,585,004

Medtronic PLC	87,440	9,045,668

Stryker Corp.	11,668	3,120,256

		18,750,928

Health Care Services-2.35%
CVS Health Corp.	110,993	11,450,038

Hypermarkets & Super Centers-2.48%
Walmart, Inc.	83,550	12,088,849

Industrial Machinery-2.84%
Flowserve Corp.	106,434	3,256,881

Pentair PLC	65,664	4,795,442

Stanley Black & Decker, Inc.	30,810	5,811,382

		13,863,705

Integrated Oil & Gas-2.80%
Chevron Corp.	74,753	8,772,264

TotalEnergies SE (France)	96,571	4,904,915

		13,677,179

Integrated Telecommunication Services-2.35%
AT&T, Inc.	264,467	6,505,888

Deutsche Telekom AG (Germany)	266,621	4,955,188

		11,461,076

Investment Banking & Brokerage-1.92%
Charles Schwab Corp. (The)	111,275	9,358,227

IT Consulting & Other Services-2.77%
Cognizant Technology Solutions Corp., Class A	93,161	8,265,244

International Business Machines Corp.	39,200	5,239,472

		13,504,716

Managed Health Care-1.83%
Anthem, Inc.	19,222	8,910,166

Movies & Entertainment-1.01%
Walt Disney Co. (The)(c)	31,864	4,935,415

Multi-line Insurance-1.93%
Hartford Financial Services Group, Inc. (The)	136,224	9,404,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

	Shares	Value

Multi-Utilities-1.86%
Dominion Energy, Inc.	115,503	$9,073,916

Oil & Gas Exploration & Production-3.41%
ConocoPhillips	137,737	9,941,857

Pioneer Natural Resources Co.	36,875	6,706,825

		16,648,682

Packaged Foods & Meats-3.91%
Campbell Soup Co.	97,661	4,244,347

Kraft Heinz Co. (The)	187,495	6,731,070

Nestle S.A. (Switzerland)	58,041	8,113,658

		19,089,075

Paper Packaging-1.07%
Avery Dennison Corp.	13,011	2,817,792

International Paper Co.	50,778	2,385,551

		5,203,343

Personal Products-1.00%
L’Oreal S.A. (France)	10,309	4,886,893

Pharmaceuticals-8.12%
Bristol-Myers Squibb Co.	99,271	6,189,547

Eli Lilly and Co.	23,828	6,581,770

Johnson & Johnson	90,613	15,501,166

Merck & Co., Inc.	148,051	11,346,629

		39,619,112

Property & Casualty Insurance-1.91%
Travelers Cos., Inc. (The)(b)	59,517	9,310,244

Regional Banks-6.67%
Comerica, Inc.	88,983	7,741,521

Cullen/Frost Bankers, Inc.	40,803	5,144,034

Fifth Third Bancorp	120,922	5,266,153

M&T Bank Corp.	42,809	6,574,606

Zions Bancorporation N.A.	124,027	7,833,546

		32,559,860

Restaurants-2.26%
Darden Restaurants, Inc.(b)	16,768	2,525,931

McDonald’s Corp.	31,609	8,473,425

		10,999,356

	Shares	Value

Semiconductors-2.15%
Broadcom, Inc.	10,507	$6,991,463

Microchip Technology, Inc.	40,417	3,518,704

		10,510,167

Soft Drinks-1.49%
Coca-Cola Co. (The)	122,604	7,259,383

Specialized REITs-1.54%
Weyerhaeuser Co.	182,648	7,521,445

Specialty Chemicals-1.13%
DuPont de Nemours, Inc.	68,508	5,534,076

Total Common Stocks & Other Equity Interests (Cost $350,110,272)		476,694,904

Money Market Funds-2.21%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	3,208,900	3,208,900

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(d)(e)	3,910,596	3,911,378

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	3,667,314	3,667,314

Total Money Market Funds (Cost $10,787,198)		10,787,592

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $360,897,470)		487,482,496

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.94%
Invesco Private Government Fund, 0.02%(d)(e)(f)	2,831,276	2,831,276

Invesco Private Prime Fund, 0.11%(d)(e)(f)	6,604,990	6,606,311

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,437,587)		9,437,587

TOTAL INVESTMENTS IN SECURITIES-101.85% (Cost $370,335,057)		496,920,083

OTHER ASSETS LESS LIABILITIES–(1.85)%		(9,007,919)

NET ASSETS-100.00%		$487,912,164

Investment Abbreviations:

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at December 31, 2021.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value
	December 31, 2020	at Cost	from Sales	(Depreciation)	(Loss)	December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 5,256,244	$ 31,898,641	$ (33,945,985)	$ -	$ -	$ 3,208,900	$ 1,461
Invesco Liquid Assets Portfolio, Institutional Class	5,597,164	22,502,731	(24,188,049)	(430)	(38)	3,911,378	907
Invesco Treasury Portfolio, Institutional Class	6,007,135	36,455,589	(38,795,410)	-	-	3,667,314	621
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	17,069,027	(14,237,751)	-	-	2,831,276	128*
Invesco Private Prime Fund	-	38,420,690	(31,812,649)	-	(1,730)	6,606,311	1,630*
Total	$ 16,860,543	$ 146,346,678	$ (142,979,844)	$ (430)	$(1,768)	$ 20,225,179	$ 4,747

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $350,110,272)*	$476,694,904
Investments in affiliated money market funds, at value (Cost $20,224,785)	20,225,179
Foreign currencies, at value (Cost $781)	765
Receivable for:
Fund shares sold	281,695
Dividends	783,756
Investment for trustee deferred compensation and retirement plans	84,436
Other assets	1,883
Total assets	498,072,618

Liabilities:
Payable for:
Fund shares reacquired	181,078
Amount due custodian	111,849
Collateral upon return of securities loaned	9,437,587
Accrued fees to affiliates	252,745
Accrued other operating expenses	62,427
Trustee deferred compensation and retirement plans	114,768
Total liabilities	10,160,454
Net assets applicable to shares outstanding	$487,912,164

Net assets consist of:
Shares of beneficial interest	$297,437,376
Distributable earnings	190,474,788
$487,912,164

Net Assets:
Series I	$242,809,566
Series II	$245,102,598

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	8,142,634
Series II	8,288,602
Series I:
Net asset value per share	$29.82
Series II:
Net asset value per share	$29.57

*	At December 31, 2021, securities with an aggregate value of $8,831,909 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:

Dividends (net of foreign withholding taxes of $300,120)	$11,930,259

Dividends from affiliated money market funds (includes securities lending income of $39,174)	42,163

Total investment income	11,972,422

Expenses:
Advisory fees	2,328,055

Administrative services fees	786,625

Custodian fees	11,128

Distribution fees - Series II	588,011

Transfer agent fees	25,786

Trustees’ and officers’ fees and benefits	27,335

Reports to shareholders	11,604

Professional services fees	40,354

Other	10,249

Total expenses	3,829,147

Less: Fees waived	(7,037)

Net expenses	3,822,110

Net investment income	8,150,312

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	56,544,490

Affiliated investment securities	(1,768)

Foreign currencies	71,793

Forward foreign currency contracts	(456,889)

56,157,626

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	16,580,211

Affiliated investment securities	(430)

Foreign currencies	(20,214)

Forward foreign currency contracts	625,279

17,184,846

Net realized and unrealized gain	73,342,472

Net increase in net assets resulting from operations	$81,492,784

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$8,150,312	$9,797,518

Net realized gain	56,157,626	2,111,182

Change in net unrealized appreciation (depreciation)	17,184,846	(18,500,334)

Net increase (decrease) in net assets resulting from operations	81,492,784	(6,591,634)

Distributions to shareholders from distributable earnings:
Series I	(6,092,708)	(12,417,884)

Series II	(5,554,813)	(11,140,091)

Total distributions from distributable earnings	(11,647,521)	(23,557,975)

Share transactions-net:
Series I	(26,159,709)	(28,690,500)

Series II	(7,080,155)	(5,459,331)

Net increase (decrease) in net assets resulting from share transactions	(33,239,864)	(34,149,831)

Net increase (decrease) in net assets	36,605,399	(64,299,440)

Net assets:
Beginning of year	451,306,765	515,606,205

End of year	$487,912,164	$451,306,765

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/21	$25.72	$0.52	$4.32	$4.84	$(0.63)	$(0.11)	$(0.74)	$29.82	18.89%	$242,810	0.68%	0.68%	1.81%	45%
Year ended 12/31/20	27.23	0.58	(0.67)	(0.09)	(0.77)	(0.65)	(1.42)	25.72	0.14	233,073	0.70	0.70	2.41	9
Year ended 12/31/19	23.70	0.67	5.15	5.82	(0.80)	(1.49)	(2.29)	27.23	25.09	278,727	0.65	0.65	2.54	7
Year ended 12/31/18	27.18	0.63	(2.53)	(1.90)	(0.65)	(0.93)	(1.58)	23.70	(7.57)	337,461	0.64	0.65	2.38	10
Year ended 12/31/17	26.38	0.56	1.65	2.21	(0.46)	(0.95)	(1.41)	27.18	8.58	437,104	0.64	0.65	2.06	16
Series II
Year ended 12/31/21	25.52	0.44	4.29	4.73	(0.57)	(0.11)	(0.68)	29.57	18.59	245,103	0.93	0.93	1.56	45
Year ended 12/31/20	27.03	0.52	(0.68)	(0.16)	(0.71)	(0.64)	(1.35)	25.52	(0.13)	218,234	0.95	0.95	2.16	9
Year ended 12/31/19	23.54	0.60	5.11	5.71	(0.73)	(1.49)	(2.22)	27.03	24.77	236,880	0.90	0.90	2.29	7
Year ended 12/31/18	27.00	0.56	(2.51)	(1.95)	(0.58)	(0.93)	(1.51)	23.54	(7.78)	204,889	0.89	0.90	2.13	10
Year ended 12/31/17	26.23	0.49	1.64	2.13	(0.41)	(0.95)	(1.36)	27.00	8.31	242,614	0.89	0.90	1.81	16

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. Diversified Dividend Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. Diversified Dividend Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.545%

Next $750 million	0.420%

Next $1 billion	0.395%

Over $2 billion	0.370%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.49%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $7,037.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $67,706 for accounting and fund administrative services and was reimbursed $718,919 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Diversified Dividend Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$440,066,257	$36,628,647	$–	$476,694,904
Money Market Funds	10,787,592	9,437,587	–	20,225,179
Total Investments	$450,853,849	$46,066,234	$–	$496,920,083

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency
Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(456,889)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	625,279
Total	$ 168,390

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts
Average notional value	$16,935,837

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Invesco V.I. Diversified Dividend Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020
Ordinary income*	$10,253,430	$13,287,513
Long-term capital gain	1,394,091	10,270,462
Total distributions	$11,647,521	$23,557,975

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$9,999,465

Undistributed long-term capital gain	54,557,169

Net unrealized appreciation – investments	125,992,866

Net unrealized appreciation (depreciation) – foreign currencies	(211)

Temporary book/tax differences	(74,501)

Shares of beneficial interest	297,437,376

Total net assets	$487,912,164

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $204,745,902 and $235,971,603, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$135,507,184

Aggregate unrealized (depreciation) of investments	(9,514,318)

Net unrealized appreciation of investments	$125,992,866

    Cost of investments for tax purposes is $370,927,217.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2021, undistributed net investment income was increased by $73,328 and undistributed net realized gain was decreased by $73,328. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	657,168	$18,564,911	601,614	$14,369,100

Series II	578,551	16,315,294	566,840	13,201,510

Issued as reinvestment of dividends:
Series I	208,583	6,092,708	527,075	12,417,884

Series II	191,677	5,554,813	476,276	11,140,091

Invesco V.I. Diversified Dividend Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(1,784,234)	$(50,817,328)	(2,302,436)	$(55,477,484)

Series II	(1,032,125)	(28,950,262)	(1,257,557)	(29,800,932)

Net increase (decrease) in share activity	(1,180,380)	$(33,239,864)	(1,388,188)	$(34,149,831)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Diversified Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Diversified Dividend Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,053.40	$3.47	$1,021.83	$3.41	0.67%
Series II	1,000.00	1,052.00	4.76	1,020.57	4.69	0.92

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Dividend Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,394,091
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Diversified Dividend Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Equally-Weighted S&P 500 Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |   MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	MS-VIEWSP-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Equally- Weighted S&P 500 Fund (the Fund) outperformed the S&P 500 Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	29.17%
Series II Shares	28.88
S&P 500 Index▼ (Broad Market Index)	28.71
S&P 500 Equal Weight Index▼ (Style-Specific Index)	29.63
Lipper VUF Multi-Cap Core Funds Index∎ (Peer Group Index)	23.87

Source(s):▼ RIMES Technologies Corp.;∎ Lipper Inc.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of Sepember due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    The Fund generally invests in each common stock represented in the S&P 500 Equal Weight Index, which is an equally weighted version of the S&P 500 Index. The S&P 500 Index is a stock market index that includes common stocks of 500 companies in proportion to their market capitalization.

    During the fiscal year, on an absolute basis, all sectors reflected in the S&P 500 Index had positive performance. The financials sector was the largest contributor to Fund performance followed by the information technology (IT) and consumer discretionary sectors, respectively.

    Three of the top four individual contributors to Fund results during the fiscal year were energy companies. Devon Energy, an oil, gas and consumable fuels company was the largest single contributor as the company delivered strong operational performance as oil prices surged throughout the year. Marathon Oil, an oil, gas and consumable fuels company and Diamondback Energy, an oil, gas and consumable fuels company, were significant contributors as each company posted strong results aided by rising oil prices. The top detractor from the Fund’s performance for the fiscal year was Penn National Gaming, a casinos and gaming company. Penn was significantly impacted by lingering effects of the COVID-19 pandemic as the company’s results were impacted by regional outbreaks of the Delta variant causing traffic at the companies locations to stay below pre-pandemic levels. Another detractor was Global Payments, an IT services company, as negative investor sentiment and concerns about future growth rates caused the stock price to decline.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which generated a positive return and added to the Fund’s absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco V.I. Equally-Weighted S&P 500 Index Fund.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Portfolio manager(s):

Pratik Doshi

Peter Hubbard

Michael Jeanette

Tony Seisser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/21

Series I Shares*
Inception (11/9/94)	11.48%
10 Years	15.19
5 Years	15.43
1 Year	29.17

Series II Shares*
Inception (7/24/00)	9.92%
10 Years	14.91
5 Years	15.14
1 Year	28.88

*Amount includes the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the Underlying Index that occurred on April 24, 2020. Had the pay-in not been made, the total return would have been lower.

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Select Dimensions Investment Series Equally-Weighted S&P 500 Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (renamed Invesco V.I. Equally-Weighted S&P 500 Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class X shares and Class Y shares the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Equally-Weighted S&P 500 Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Equally-Weighted S&P 500 Fund

Supplemental Information

Invesco V.I. Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500® Index, which is considered representative of the US stock market.
∎	The Lipper VUF Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core variable insurance underlying funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Equally-Weighted S&P 500 Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Information Technology	14.84%
Industrials	13.92
Financials	12.93
Health Care	12.91
Consumer Discretionary	11.55
Consumer Staples	6.42
Real Estate	5.85
Utilities	5.60
Materials	5.53
Communication Services	4.53
Energy	3.94
Money Market Funds Plus Other Assets Less Liabilities	1.98

Top 10 Equity Holdings*

% of total net assets
1. Cerner Corp.	0.24%
2. ABIOMED, Inc.	0.23
3. Citrix Systems, Inc.	0.22
4. CF Industries Holdings, Inc.	0.22
5. Activision Blizzard, Inc.	0.22
6. Eli Lilly and Co.	0.22
7. Western Digital Corp.	0.22
8. Incyte Corp.	0.22
9. Pfizer, Inc.	0.21
10. Lamb Weston Holdings, Inc.	0.21

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–98.02%
Advertising–0.39%
Interpublic Group of Cos., Inc. (The)	22,331	$836,296
Omnicom Group, Inc.	11,665	854,695
		1,690,991

Aerospace & Defense–1.95%
Boeing Co. (The)(b)	4,034	812,125
General Dynamics Corp.	4,036	841,385
Howmet Aerospace, Inc.	26,803	853,139
Huntington Ingalls Industries, Inc.	4,448	830,620
L3Harris Technologies, Inc.	3,815	813,511
Lockheed Martin Corp.	2,398	852,273
Northrop Grumman Corp.	2,229	862,779
Raytheon Technologies Corp.	9,610	827,037
Textron, Inc.	10,969	846,807
TransDigm Group, Inc.(b)	1,366	869,158
		8,408,834

Agricultural & Farm Machinery–0.18%
Deere & Co.	2,308	791,390

Agricultural Products–0.20%
Archer-Daniels-Midland Co.	13,036	881,103

Air Freight & Logistics–0.79%
C.H. Robinson Worldwide, Inc.	7,900	850,277
Expeditors International of Washington, Inc.	6,314	847,907
FedEx Corp.	3,359	868,772
United Parcel Service, Inc., Class B	3,956	847,929
		3,414,885

Airlines–0.97%
Alaska Air Group, Inc.(b)	16,008	834,017
American Airlines Group, Inc.(b)(c)	45,927	824,849
Delta Air Lines, Inc.(b)	21,664	846,629
Southwest Airlines Co.(b)	19,708	844,291
United Airlines Holdings, Inc.(b)(c)	18,777	822,057
		4,171,843

Alternative Carriers–0.20%
Lumen Technologies, Inc.(c)	68,190	855,785

Apparel Retail–0.59%
Gap, Inc. (The)(c)	48,799	861,302
Ross Stores, Inc.	7,329	837,558
TJX Cos., Inc. (The)	11,068	840,283
		2,539,143

Apparel, Accessories & Luxury Goods–0.92%
PVH Corp.	8,134	867,491
Ralph Lauren Corp.	6,730	799,928
Tapestry, Inc.	19,134	776,840
Under Armour, Inc., Class A(b)	18,071	382,924
Under Armour, Inc., Class C(b)	19,964	360,151
VF Corp.	10,886	797,073
		3,984,407

	Shares	Value

Application Software–2.31%
Adobe, Inc.(b)	1,264	$716,764
ANSYS, Inc.(b)	2,076	832,725
Autodesk, Inc.(b)	3,075	864,659
Cadence Design Systems, Inc.(b)	4,492	837,084
Ceridian HCM Holding, Inc.(b)	7,964	831,919
Citrix Systems, Inc.	10,148	959,899
Intuit, Inc.	1,220	784,728
Paycom Software, Inc.(b)	1,971	818,340
PTC, Inc.(b)	6,860	831,089
salesforce.com, inc.(b)	3,101	788,057
Synopsys, Inc.(b)	2,283	841,286
Tyler Technologies, Inc.(b)	1,606	863,948
		9,970,498

Asset Management & Custody Banks–1.54%
Ameriprise Financial, Inc.	2,777	837,710
Bank of New York Mellon Corp. (The)	14,580	846,806
BlackRock, Inc.	894	818,511
Franklin Resources, Inc.(c)	24,292	813,539
Invesco Ltd.(d)	35,745	822,850
Northern Trust Corp.	6,989	835,954
State Street Corp.	8,846	822,678
T. Rowe Price Group, Inc.	4,216	829,034
		6,627,082

Auto Parts & Equipment–0.37%
Aptiv PLC(b)	4,895	807,430
BorgWarner, Inc.	17,954	809,187
		1,616,617

Automobile Manufacturers–0.56%
Ford Motor Co.	38,562	800,933
General Motors Co.(b)(e)	13,086	767,232
Tesla, Inc.(b)	813	859,162
		2,427,327

Automotive Retail–0.76%
Advance Auto Parts, Inc.	3,446	826,626
AutoZone, Inc.(b)	413	865,809
CarMax, Inc.(b)	5,533	720,563
O’Reilly Automotive, Inc.(b)	1,212	855,951
		3,268,949

Biotechnology–1.59%
AbbVie, Inc.	6,592	892,557
Amgen, Inc.	3,922	882,332
Biogen, Inc.(b)	3,556	853,155
Gilead Sciences, Inc.	11,774	854,910
Incyte Corp.(b)	12,648	928,363
Moderna, Inc.(b)	3,218	817,308
Regeneron Pharmaceuticals, Inc.(b)	1,235	779,927
Vertex Pharmaceuticals, Inc.(b)	3,976	873,130
		6,881,682

Brewers–0.19%
Molson Coors Beverage Co., Class B(c)	17,892	829,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value

Broadcasting–0.57%
Discovery, Inc., Class A(b)	13,009	$306,232
Discovery, Inc., Class C(b)	23,369	535,150
Fox Corp., Class A	15,748	581,101
Fox Corp., Class B	7,210	247,087
ViacomCBS, Inc., Class B	26,494	799,589
		2,469,159

Building Products–1.35%
A.O. Smith Corp.	9,891	849,142
Allegion PLC	6,311	835,829
Carrier Global Corp.	14,901	808,230
Fortune Brands Home & Security, Inc.	7,827	836,706
Johnson Controls International PLC	10,428	847,901
Masco Corp.	12,038	845,308
Trane Technologies PLC	4,081	824,485
		5,847,601

Cable & Satellite–0.60%
Charter Communications, Inc., Class A(b)	1,354	882,768
Comcast Corp., Class A	17,072	859,234
DISH Network Corp., Class A(b)	25,744	835,135
		2,577,137

Casinos & Gaming–0.99%
Caesars Entertainment, Inc.(b)	9,296	869,455
Las Vegas Sands Corp.(b)	21,964	826,725
MGM Resorts International	19,975	896,478
Penn National Gaming, Inc.(b)(c)	16,894	875,954
Wynn Resorts Ltd.(b)	9,444	803,118
		4,271,730

Commodity Chemicals–0.40%
Dow, Inc.	15,127	858,003
LyondellBasell Industries N.V., Class A	9,200	848,516
		1,706,519

Communications Equipment–1.02%
Arista Networks, Inc.(b)	6,329	909,794
Cisco Systems, Inc.	13,960	884,645
F5, Inc.(b)	3,605	882,180
Juniper Networks, Inc.	24,328	868,753
Motorola Solutions, Inc.	3,122	848,247
		4,393,619

Computer & Electronics Retail–0.19%
Best Buy Co., Inc.	7,967	809,447

Construction & Engineering–0.19%
Quanta Services, Inc.(c)	7,233	829,336

Construction Machinery & Heavy Trucks–0.77%
Caterpillar, Inc.	4,065	840,398
Cummins, Inc.	3,793	827,405
PACCAR, Inc.(e)	9,279	818,964
Wabtec Corp.	9,096	837,833
		3,324,600

Construction Materials–0.39%
Martin Marietta Materials, Inc.	1,883	829,499
Vulcan Materials Co.	4,026	835,717
		1,665,216

	Shares	Value

Consumer Electronics–0.19%
Garmin Ltd.	6,077	$827,505

Consumer Finance–0.75%
American Express Co.(e)	4,952	810,147
Capital One Financial Corp.	5,499	797,850
Discover Financial Services	7,084	818,627
Synchrony Financial	17,279	801,573
		3,228,197

Copper–0.21%
Freeport-McMoRan, Inc.	21,557	899,574

Data Processing & Outsourced Services–2.18%
Automatic Data Processing, Inc.	3,494	861,551
Broadridge Financial Solutions, Inc.	4,638	847,919
Fidelity National Information Services, Inc.	7,915	863,922
Fiserv, Inc.(b)	8,016	831,981
FleetCor Technologies, Inc.(b)	3,712	830,894
Global Payments, Inc.	6,575	888,809
Jack Henry & Associates, Inc.	5,227	872,857
Mastercard, Inc., Class A	2,364	849,432
Paychex, Inc.	6,657	908,680
PayPal Holdings, Inc.(b)	4,388	827,489
Visa, Inc., Class A	3,876	839,968
		9,423,502

Distillers & Vintners–0.40%
Brown-Forman Corp., Class B(c)	11,606	845,613
Constellation Brands, Inc., Class A	3,515	882,160
		1,727,773

Distributors–0.59%
Genuine Parts Co.	6,135	860,127
LKQ Corp.	14,269	856,568
Pool Corp.	1,470	832,020
		2,548,715

Diversified Banks–0.94%
Bank of America Corp.	18,579	826,580
Citigroup, Inc.	13,625	822,814
JPMorgan Chase & Co.	5,175	819,461
U.S. Bancorp	14,318	804,242
Wells Fargo & Co.	16,477	790,566
		4,063,663

Diversified Support Services–0.38%
Cintas Corp.	1,804	799,479
Copart, Inc.(b)	5,544	840,581
		1,640,060

Drug Retail–0.20%
Walgreens Boots Alliance, Inc.	16,710	871,594

Electric Utilities–3.01%
Alliant Energy Corp.	14,046	863,408
American Electric Power Co., Inc.	9,848	876,177
Duke Energy Corp.	8,148	854,725
Edison International	12,334	841,795
Entergy Corp.	7,701	867,518
Evergy, Inc.	12,357	847,814
Eversource Energy	9,412	856,304
Exelon Corp.	15,343	886,212

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value

Electric Utilities–(continued)
FirstEnergy Corp.	20,877	$868,274
NextEra Energy, Inc.	9,162	855,364
NRG Energy, Inc.	21,285	916,958
Pinnacle West Capital Corp.	12,480	880,963
PPL Corp.	28,790	865,427
Southern Co. (The)	12,710	871,652
Xcel Energy, Inc.	12,436	841,917
		12,994,508

Electrical Components & Equipment–0.97%
AMETEK, Inc.	5,794	851,950
Eaton Corp. PLC	4,852	838,523
Emerson Electric Co.	8,933	830,501
Generac Holdings, Inc.(b)	2,375	835,810
Rockwell Automation, Inc.	2,359	822,937
		4,179,721

Electronic Components–0.39%
Amphenol Corp., Class A	9,815	858,420
Corning, Inc.	21,993	818,799
		1,677,219
Electronic Equipment & Instruments–0.77%
Keysight Technologies, Inc.(b)	4,098	846,278
Teledyne Technologies, Inc.(b)	1,900	830,091
Trimble, Inc.(b)	9,608	837,722
Zebra Technologies Corp., Class A(b)	1,346	801,139
		3,315,230

Electronic Manufacturing Services–0.39%
IPG Photonics Corp.(b)	4,955	852,953
TE Connectivity Ltd.	5,158	832,192
		1,685,145

Environmental & Facilities Services–0.60%
Republic Services, Inc.	6,105	851,342
Rollins, Inc.	25,921	886,757
Waste Management, Inc.	5,022	838,172
		2,576,271

Fertilizers & Agricultural Chemicals–0.81%
CF Industries Holdings, Inc.	13,522	957,087
Corteva, Inc.	17,247	815,438
FMC Corp.	7,647	840,329
Mosaic Co. (The)	22,514	884,575
		3,497,429

Financial Exchanges & Data–1.74%
Cboe Global Markets, Inc.	6,264	816,825
CME Group, Inc., Class A	3,621	827,254
FactSet Research Systems, Inc.	1,775	862,668
Intercontinental Exchange, Inc.	6,103	834,707
MarketAxess Holdings, Inc.	2,144	881,763
Moody’s Corp.	2,085	814,359
MSCI, Inc.	1,317	806,913
Nasdaq, Inc.	4,020	844,240
S&P Global, Inc.	1,746	823,990
		7,512,719
Food Distributors–0.20%
Sysco Corp.	11,228	881,959

	Shares	Value

Food Retail–0.19%
Kroger Co. (The)	18,546	$839,392

Footwear–0.19%
NIKE, Inc., Class B	4,876	812,683

Gas Utilities–0.21%
Atmos Energy Corp.	8,640	905,213

General Merchandise Stores–0.58%
Dollar General Corp.(c)	3,719	877,052
Dollar Tree, Inc.(b)	5,843	821,058
Target Corp.	3,473	803,791
		2,501,901

Gold–0.21%
Newmont Corp.	14,744	914,423

Health Care Distributors–0.81%
AmerisourceBergen Corp.	6,718	892,755
Cardinal Health, Inc.	17,058	878,316
Henry Schein, Inc.(b)	10,930	847,403
McKesson Corp.	3,549	882,175
		3,500,649

Health Care Equipment–3.17%
Abbott Laboratories	6,156	866,395
ABIOMED, Inc.(b)	2,703	970,837
Baxter International, Inc.	10,229	878,057
Becton, Dickinson and Co.	3,377	849,248
Boston Scientific Corp.(b)	20,091	853,466
DexCom, Inc.(b)	1,460	783,947
Edwards Lifesciences Corp.(b)	6,789	879,515
Hologic, Inc.(b)	11,066	847,213
IDEXX Laboratories, Inc.(b)	1,361	896,164
Intuitive Surgical, Inc.(b)	2,398	861,601
Medtronic PLC	7,357	761,082
ResMed, Inc.	3,165	824,419
STERIS PLC	3,600	876,276
Stryker Corp.	3,179	850,128
Teleflex, Inc.	2,574	845,508
Zimmer Biomet Holdings, Inc.	6,644	844,054
		13,687,910

Health Care Facilities–0.40%
HCA Healthcare, Inc.	3,396	872,500
Universal Health Services, Inc., Class B	6,442	835,270
		1,707,770

Health Care REITs–0.61%
Healthpeak Properties, Inc.	24,479	883,447
Ventas, Inc.	17,100	874,152
Welltower, Inc.	10,001	857,786
		2,615,385

Health Care Services–1.03%
Cigna Corp.	3,848	883,616
CVS Health Corp.	8,367	863,140
DaVita, Inc.(b)	7,817	889,262
Laboratory Corp. of America Holdings(b)	2,868	901,154
Quest Diagnostics, Inc.	5,168	894,116
		4,431,288

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Supplies–0.59%
Align Technology, Inc.(b)	1,238	$813,589
Cooper Cos., Inc. (The)	2,070	867,206
DENTSPLY SIRONA, Inc.	15,522	865,972
		2,546,767

Health Care Technology–0.24%
Cerner Corp.	11,122	1,032,900

Home Furnishings–0.20%
Mohawk Industries, Inc.(b)	4,637	844,769

Home Improvement Retail–0.38%
Home Depot, Inc. (The)	1,991	826,285
Lowe’s Cos., Inc.	3,165	818,089
		1,644,374

Homebuilding–0.76%
D.R. Horton, Inc.	7,544	818,147
Lennar Corp., Class A	7,075	821,832
NVR, Inc.(b)	139	821,333
PulteGroup, Inc.	14,713	840,995
		3,302,307

Hotel & Resort REITs–0.20%
Host Hotels & Resorts, Inc.(b)	49,738	864,944

Hotels, Resorts & Cruise Lines–1.39%
Booking Holdings, Inc.(b)	370	887,715
Carnival Corp.(b)	42,902	863,188
Expedia Group, Inc.(b)	4,954	895,287
Hilton Worldwide Holdings, Inc.(b)	5,660	882,903
Marriott International, Inc., Class A(b)	5,144	849,995
Norwegian Cruise Line Holdings Ltd.(b)(c)	38,401	796,437
Royal Caribbean Cruises Ltd.(b)	10,956	842,516
		6,018,041

Household Appliances–0.20%
Whirlpool Corp.(c)	3,596	843,837

Household Products–1.01%
Church & Dwight Co., Inc.	8,648	886,420
Clorox Co. (The)	4,908	855,759
Colgate Palmolive Co.	10,408	888,219
Kimberly Clark Corp.	6,079	868,811
Procter & Gamble Co. (The)	5,321	870,409
		4,369,618

Housewares & Specialties–0.19%
Newell Brands, Inc.(c)	37,042	808,997

Human Resource & Employment Services–0.19%
Robert Half International, Inc.	7,550	841,976

Hypermarkets & Super Centers–0.39%
Costco Wholesale Corp.	1,480	840,196
Walmart, Inc.	5,865	848,607
		1,688,803

Independent Power Producers & Energy Traders–0.19%
AES Corp. (The)	33,872	823,090

Industrial Conglomerates–0.77%
3M Co.(c)	4,671	829,710

	Shares	Value
Industrial Conglomerates–(continued)
General Electric Co.	8,532	$806,018
Honeywell International, Inc.	3,942	821,946
Roper Technologies, Inc.	1,747	859,280
		3,316,954

Industrial Gases–0.40%
Air Products and Chemicals, Inc.	2,801	852,232
Linde PLC (United Kingdom)	2,476	857,761
		1,709,993

Industrial Machinery–2.12%
Dover Corp.	4,827	876,583
Fortive Corp.	11,005	839,571
IDEX Corp.	3,501	827,356
Illinois Tool Works, Inc.	3,407	840,848
Ingersoll Rand, Inc.	13,881	858,817
Otis Worldwide Corp.	9,609	836,656
Parker Hannifin Corp.	2,594	825,203
Pentair PLC	10,996	803,038
Snap on, Inc.	3,804	819,306
Stanley Black & Decker, Inc.	4,251	801,824
Xylem, Inc.	6,736	807,781
		9,136,983

Industrial REITs–0.41%
Duke Realty Corp.	13,430	881,545
Prologis, Inc.	5,200	875,472
		1,757,017

Insurance Brokers–0.98%
Aon PLC, Class A	2,816	846,377
Arthur J. Gallagher & Co.	4,877	827,480
Brown & Brown, Inc.	12,307	864,936
Marsh & McLennan Cos., Inc.	4,815	836,943
Willis Towers Watson PLC	3,538	840,240
		4,215,976

Integrated Oil & Gas–0.56%
Chevron Corp.	6,990	820,277
Exxon Mobil Corp.	13,127	803,241
Occidental Petroleum Corp.	26,882	779,309
		2,402,827

Integrated Telecommunication Services–0.40%
AT&T, Inc.	36,215	890,889
Verizon Communications, Inc.	16,480	856,301
		1,747,190

Interactive Home Entertainment–0.62%
Activision Blizzard, Inc.	14,115	939,071
Electronic Arts, Inc.	6,583	868,298
Take-Two Interactive Software, Inc.(b)	4,995	887,711
		2,695,080

Interactive Media & Services–0.76%
Alphabet, Inc., Class A(b)	144	417,174
Alphabet, Inc., Class C(b)	135	390,635
Match Group, Inc.(b)	6,346	839,258
Meta Platforms, Inc., Class A(b)	2,508	843,566
Twitter, Inc.(b)	18,155	784,659
		3,275,292

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Internet & Direct Marketing Retail–0.56%
Amazon.com, Inc.(b)	240	$800,242
eBay, Inc.	12,366	822,339
Etsy, Inc.(b)	3,675	804,604
		2,427,185

Internet Services & Infrastructure–0.40%
Akamai Technologies, Inc.(b)	7,319	856,616
VeriSign, Inc.(b)	3,380	857,911
		1,714,527

Investment Banking & Brokerage–0.77%
Charles Schwab Corp. (The)	10,236	860,848
Goldman Sachs Group, Inc. (The)	2,115	809,093
Morgan Stanley	8,403	824,838
Raymond James Financial, Inc.	8,475	850,890
		3,345,669

IT Consulting & Other Services–1.21%
Accenture PLC, Class A	2,180	903,719
Cognizant Technology Solutions Corp.,
Class A	10,075	893,854
DXC Technology Co.(b)	26,803	862,789
EPAM Systems, Inc.(b)	1,187	793,450
Gartner, Inc.(b)	2,569	858,868
International Business Machines Corp.	6,666	890,977
		5,203,657

Leisure Products–0.19%
Hasbro, Inc.(c)	8,204	835,003

Life & Health Insurance–1.17%
Aflac, Inc.	14,301	835,035
Globe Life, Inc.	8,999	843,386
Lincoln National Corp.	12,259	836,799
MetLife, Inc.	13,643	852,551
Principal Financial Group, Inc.	11,490	831,072
Prudential Financial, Inc.	7,727	836,371
		5,035,214

Life Sciences Tools & Services–2.42%
Agilent Technologies, Inc.	5,293	845,028
Bio-Rad Laboratories, Inc., Class A(b)	1,109	837,927
Bio Techne Corp.	1,775	918,279
Charles River Laboratories International,
Inc.(b)	2,312	871,115
Danaher Corp.	2,605	857,071
Illumina, Inc.(b)	2,209	840,392
IQVIA Holdings, Inc.(b)	3,062	863,913
Mettler-Toledo International, Inc.(b)	521	884,246
PerkinElmer, Inc.	4,405	885,669
Thermo Fisher Scientific, Inc.	1,287	858,738
Waters Corp.(b)	2,426	903,928
West Pharmaceutical Services, Inc.	1,917	899,092
		10,465,398

Managed Health Care–0.80%
Anthem, Inc.	1,919	889,533
Centene Corp.(b)	10,544	868,826
Humana, Inc.	1,794	832,165
UnitedHealth Group, Inc.	1,730	868,702
		3,459,226

	Shares	Value
Metal & Glass Containers–0.20%
Ball Corp.	8,846	$851,604

Movies & Entertainment–0.59%
Live Nation Entertainment, Inc.(b)	7,394	884,988
Netflix, Inc.(b)	1,352	814,499
Walt Disney Co. (The)(b)	5,416	838,884
		2,538,371

Multi-line Insurance–0.59%
American International Group, Inc.	15,208	864,727
Assurant, Inc.	5,336	831,669
Hartford Financial Services Group, Inc. (The)	12,137	837,938
		2,534,334

Multi-Sector Holdings–0.20%
Berkshire Hathaway, Inc., Class B(b)	2,873	859,027

Multi-Utilities–1.98%
Ameren Corp.(c)	9,481	843,904
CenterPoint Energy, Inc.	29,679	828,341
CMS Energy Corp.	13,228	860,481
Consolidated Edison, Inc.	10,013	854,309
Dominion Energy, Inc.	10,889	855,440
DTE Energy Co.	7,117	850,766
NiSource, Inc.	31,899	880,731
Public Service Enterprise Group, Inc.	12,965	865,155
Sempra Energy	6,524	862,995
WEC Energy Group, Inc.	8,848	858,875
		8,560,997

Office REITs–0.59%
Alexandria Real Estate Equities, Inc.	3,903	870,213
Boston Properties, Inc.	7,249	834,940
Vornado Realty Trust(c)	19,675	823,595
		2,528,748

Oil & Gas Equipment & Services–0.55%
Baker Hughes Co., Class A	32,514	782,287
Halliburton Co.	34,565	790,502
Schlumberger N.V.	26,691	799,395
		2,372,184

Oil & Gas Exploration & Production–1.69%
APA Corp.	31,014	833,966
ConocoPhillips	11,255	812,386
Coterra Energy, Inc.	39,557	751,583
Devon Energy Corp.	19,050	839,153
Diamondback Energy, Inc.	7,440	802,404
EOG Resources, Inc.	9,223	819,279
Hess Corp.	10,449	773,540
Marathon Oil Corp.	50,996	837,354
Pioneer Natural Resources Co.	4,489	816,459
		7,286,124

Oil & Gas Refining & Marketing–0.59%
Marathon Petroleum Corp.	12,987	831,038
Phillips 66	11,406	826,479
Valero Energy Corp.	11,675	876,909
		2,534,426

Oil & Gas Storage & Transportation–0.56%
Kinder Morgan, Inc.	51,185	811,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Oil & Gas Storage & Transportation–(continued)
ONEOK, Inc.	13,341	$783,917
Williams Cos., Inc. (The)	31,049	808,516
		2,404,227

Packaged Foods & Meats–2.41%
Campbell Soup Co.(c)	19,169	833,085
Conagra Brands, Inc.	25,784	880,524
General Mills, Inc.	12,773	860,645
Hershey Co. (The)	4,435	858,039
Hormel Foods Corp.	17,981	877,653
JM Smucker Co. (The)	6,225	845,479
Kellogg Co.	13,209	850,924
Kraft Heinz Co. (The)	24,221	869,534
Lamb Weston Holdings, Inc.	14,499	918,947
McCormick & Co., Inc.	9,139	882,919
Mondelez International, Inc., Class A	13,243	878,143
Tyson Foods, Inc., Class A	9,834	857,131
		10,413,023

Paper Packaging–1.19%
Amcor PLC	71,306	856,385
Avery Dennison Corp.	3,890	842,457
International Paper Co.	18,025	846,815
Packaging Corp. of America	6,454	878,712
Sealed Air Corp.	12,706	857,274
WestRock Co.	18,963	841,199
		5,122,842

Personal Products–0.20%
Estee Lauder Cos., Inc. (The), Class A	2,289	847,388

Pharmaceuticals–1.85%
Bristol-Myers Squibb Co.(e)	14,676	915,049
Catalent, Inc.(b)	6,762	865,739
Eli Lilly and Co.	3,388	935,833
Johnson & Johnson	4,998	855,008
Merck & Co., Inc.	11,390	872,930
Organon & Co.	28,780	876,351
Pfizer, Inc.	15,672	925,431
Viatris, Inc.	65,130	881,209
Zoetis, Inc.	3,574	872,163
		7,999,713

Property & Casualty Insurance–1.38%
Allstate Corp. (The)	7,657	900,846
Chubb Ltd.	4,320	835,099
Cincinnati Financial Corp.	7,107	809,701
Loews Corp.	14,486	836,711
Progressive Corp. (The)	8,701	893,158
Travelers Cos., Inc. (The)(c)	5,362	838,778
W.R. Berkley Corp.	10,219	841,943
		5,956,236

Publishing–0.20%
News Corp., Class A	28,947	645,808
News Corp., Class B	9,011	202,747
		848,555

Railroads–0.59%
CSX Corp.	22,514	846,526
Norfolk Southern Corp.	2,857	850,558

	Shares	Value
Railroads–(continued)
Union Pacific Corp.	3,329	$838,675
		2,535,759

Real Estate Services–0.20%
CBRE Group, Inc., Class A(b)	7,976	865,476

Regional Banks–2.69%
Citizens Financial Group, Inc.	17,450	824,512
Comerica, Inc.	9,785	851,295
Fifth Third Bancorp	18,902	823,182
First Republic Bank	3,964	818,606
Huntington Bancshares, Inc.	54,168	835,270
KeyCorp	35,947	831,454
M&T Bank Corp.	5,434	834,554
People’s United Financial, Inc.	46,890	835,580
PNC Financial Services Group, Inc. (The)	4,104	822,934
Regions Financial Corp.	37,209	811,156
Signature Bank	2,712	877,251
SVB Financial Group(b)	1,175	796,932
Truist Financial Corp.	13,927	815,426
Zions Bancorporation N.A.	13,086	826,512
		11,604,664

Reinsurance–0.19%
Everest Re Group Ltd.	3,064	839,291

Research & Consulting Services–1.15%
Equifax, Inc.	2,803	820,690
IHS Markit Ltd.	6,229	827,959
Jacobs Engineering Group, Inc.	5,767	802,939
Leidos Holdings, Inc.	9,389	834,682
Nielsen Holdings PLC	40,102	822,492
Verisk Analytics, Inc.	3,649	834,636
		4,943,398

Residential REITs–0.99%
AvalonBay Communities, Inc.	3,378	853,249
Equity Residential	9,523	861,832
Essex Property Trust, Inc.	2,393	842,887
Mid America Apartment Communities, Inc.	3,821	876,690
UDR, Inc.	14,168	849,938
		4,284,596

Restaurants–1.17%
Chipotle Mexican Grill, Inc.(b)	481	840,908
Darden Restaurants, Inc.(c)	5,449	820,837
Domino’s Pizza, Inc.	1,548	873,583
McDonald’s Corp.	3,122	836,915
Starbucks Corp.	7,086	828,849
Yum! Brands, Inc.	6,179	858,016
		5,059,108

Retail REITs–1.01%
Federal Realty Investment Trust	6,348	865,359
Kimco Realty Corp.(c)	36,026	888,041
Realty Income Corp.	12,357	884,638
Regency Centers Corp.	11,289	850,626
Simon Property Group, Inc.	5,427	867,072
4,355,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Semiconductor Equipment–1.13%
Applied Materials, Inc.	5,416	$852,262
Enphase Energy, Inc.(b)	3,847	703,770
KLA Corp.	2,014	866,241
Lam Research Corp.	1,172	842,844
SolarEdge Technologies, Inc.(b)	2,676	750,805
Teradyne, Inc.	5,177	846,595
		4,862,517

Semiconductors–2.68%
Advanced Micro Devices, Inc.(b)	5,970	859,083
Analog Devices, Inc.	4,509	792,547
Broadcom, Inc.	1,309	871,022
Intel Corp.	16,350	842,025
Microchip Technology, Inc.	9,493	826,461
Micron Technology, Inc.	9,670	900,761
Monolithic Power Systems, Inc.	1,643	810,541
NVIDIA Corp.	2,739	805,567
NXP Semiconductors N.V. (China)	3,653	832,080
Qorvo, Inc.(b)	5,195	812,446
QUALCOMM, Inc.	4,498	822,549
Skyworks Solutions, Inc.	5,091	789,818
Texas Instruments, Inc.	4,220	795,343
Xilinx, Inc.	3,809	807,622
		11,567,865

Soft Drinks–0.60%
Coca Cola Co. (The)	14,697	870,209
Monster Beverage Corp.(b)	9,237	887,122
PepsiCo, Inc.	4,895	850,310
		2,607,641

Specialized REITs–1.85%
American Tower Corp.	3,035	887,738
Crown Castle International Corp.	4,281	893,616
Digital Realty Trust, Inc.	4,950	875,507
Equinix, Inc.	1,037	877,136
Extra Space Storage, Inc.	3,963	898,531
Iron Mountain, Inc.	17,083	893,953
Public Storage	2,377	890,329
SBA Communications Corp., Class A	2,304	896,302
Weyerhaeuser Co.	20,668	851,108
		7,964,220

Specialty Chemicals–1.55%
Albemarle Corp.	3,147	735,674
Celanese Corp.	5,140	863,829
DuPont de Nemours, Inc.	10,334	834,781
Eastman Chemical Co.	7,052	852,657
Ecolab, Inc.	3,565	836,313
International Flavors & Fragrances, Inc.	5,622	846,954
PPG Industries, Inc.	5,063	873,064
Sherwin Williams Co. (The)	2,387	840,606
		6,683,878

Specialty Stores–0.57%
Bath & Body Works, Inc.	10,817	754,918
Tractor Supply Co.	3,530	842,258
Ulta Beauty, Inc.(b)	2,050	845,297
		2,442,473

	Shares	Value
Steel–0.19%
Nucor Corp.(c)	7,306	$833,980

Systems Software–0.95%
Fortinet, Inc.(b)	2,487	893,828
Microsoft Corp.	2,415	812,213
NortonLifeLock, Inc.	34,011	883,606
Oracle Corp.(c)	8,060	702,913
ServiceNow, Inc.(b)	1,278	829,562
		4,122,122

Technology Distributors–0.20%
CDW Corp.	4,245	869,291

Technology Hardware, Storage & Peripherals–1.21%
Apple, Inc.	4,609	818,420
Hewlett Packard Enterprise Co.	54,382	857,604
HP, Inc.	22,705	855,297
NetApp, Inc.	9,260	851,827
Seagate Technology Holdings PLC	7,960	899,321
Western Digital Corp.(b)	14,293	932,047
		5,214,516

Tobacco–0.40%
Altria Group, Inc.	18,344	869,322
Philip Morris International, Inc.	9,186	872,670
		1,741,992

Trading Companies & Distributors–0.57%
Fastenal Co.	12,904	826,630
United Rentals, Inc.(b)	2,378	790,186
W.W. Grainger, Inc.	1,610	834,366
		2,451,182

Trucking–0.39%
J.B. Hunt Transport Services, Inc.	4,166	851,531
Old Dominion Freight Line, Inc.	2,322	832,158
		1,683,689

Water Utilities–0.21%
American Water Works Co., Inc.	4,696	886,887

Wireless Telecommunication Services–0.19%
T-Mobile US, Inc.(b)	7,207	835,868
Total Common Stocks & Other Equity Interests (Cost $225,823,045)		423,009,154

Money Market Funds–2.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(f)	3,049,064	3,049,064
Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(d)(f)	2,200,053	2,200,493
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(f)	3,484,645	3,484,645
Total Money Market Funds (Cost $8,733,764)		8,734,202
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $234,556,809)		431,743,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.89%
Invesco Private Government Fund, 0.02%(d)(f)(g)	5,039,466	$5,039,466

Invesco Private Prime Fund, 0.11%(d)(f)(g)	11,756,404	11,758,755

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $16,798,431)		16,798,221

TOTAL INVESTMENTS IN SECURITIES–103.93% (Cost $251,355,240)		448,541,577

OTHER ASSETS LESS LIABILITIES—(3.93)%		(16,971,353)

NET ASSETS–100.00%		$431,570,224

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal yearended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Invesco Ltd.	$608,394	$247,018	$(232,405)	$115,615	$84,228	$822,850	$20,139

Investments in Affiliated Money Market Funds:

Invesco Government & AgencyPortfolio, Institutional Class	2,135,376	16,371,013	(15,457,325)	-	-	3,049,064	759

Invesco Liquid Assets Portfolio, Institutional Class	1,672,074	11,569,586	(11,040,947)	7	(227)	2,200,493	323

Invesco Treasury Portfolio, Institutional Class	2,440,430	18,709,729	(17,665,514)	-	-	3,484,645	324

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	126,199	44,591,980	(39,678,713)	-	-	5,039,466	470*

Invesco Private Prime Fund	189,298	86,370,847	(74,797,465)	(210)	(3,715)	11,758,755	5,993*

Total	$7,171,771	$177,860,173	$(158,872,369)	$115,412	$80,286	$26,355,273	$28,008

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation

Equity Risk

E-Mini S&P 500 Index	38	March- 2022	$9,041,150	$193,268	$193,268

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value Cost $225,347,439)*	$422,186,304

Investments in affiliates, at value (Cost $26,007,801)	26,355,273

Receivable for:
Investments sold	536

Fund shares sold	3,778

Dividends	437,864

Investment for trustee deferred compensation and retirement plans	37,978

Other assets	1,501

Total assets	449,023,234

Liabilities:
Other investments:
Variation margin payable - futures contracts	26,098

Payable for:
Fund shares reacquired	201,157

Amount due custodian	35,851

Collateral upon return of securities loaned	16,798,431

Accrued fees to affiliates	248,397

Accrued other operating expenses	100,397

Trustee deferred compensation and retirement plans	42,679

Total liabilities	17,453,010

Net assets applicable to shares outstanding	$431,570,224

Net assets consist of:
Shares of beneficial interest	$208,176,329

Distributable earnings	223,393,895

$431,570,224

Net Assets:
Series I	$36,788,264

Series II	$394,781,960

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	1,188,309

Series II	13,196,115

Series I:
Net asset value per share	$30.96

Series II:
Net asset value per share	$29.92

Statement of Operations

For the year ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $971)	$5,558,129

Dividends from affiliates (includes securities lending income of $16,902)	38,447

Total investment income	5,596,576

Expenses:
Advisory fees	461,683

Administrative services fees	655,544

Custodian fees	34,163

Distribution fees - Series II	877,207

Transfer agent fees	12,045

Trustees’ and officers’ fees and benefits	25,694

Licensing fees	71,567

Reports to shareholders	12,059

Professional services fees	46,120

Other	15,978

Total expenses	2,212,060

Less: Fees waived	(2,658)

Net expenses	2,209,402

Net investment income	3,387,174

Realized and unrealized gain from:
Net realized gain from:
Unaffiliated investment securities	23,354,524

Affiliated investment securities	80,286

Futures contracts	2,035,883

25,470,693

Change in net unrealized appreciation of:
Unaffiliated investment securities	65,656,100

Affiliated investment securities	115,412

Futures contracts	54,008

65,825,520

Net realized and unrealized gain	91,296,213

Net increase in net assets resulting from operations	$94,683,387

*	At December 31, 2021, securities with an aggregate value of $16,276,137 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$3,387,174	$4,870,493

Net realized gain (loss)	25,470,693	(1,523,686)

Change in net unrealized appreciation	65,825,520	30,849,812

Net increase from payments by affiliates	-	4,141,427

Net increase in net assets resulting from operations	94,683,387	38,338,046

Distributions to shareholders from distributable earnings:
Series I	(392,488)	(779,893)

Series II	(3,852,414)	(7,321,684)

Total distributions from distributable earnings	(4,244,902)	(8,101,577)

Share transactions–net:
Series I	(1,841,293)	(2,420,641)

Series II	18,933,241	16,839,845

Net increase in net assets resulting from share transactions	17,091,948	14,419,204

Net increase in net assets	107,530,433	44,655,673

Net assets:
Beginning of year	324,039,791	279,384,118

End of year	$431,570,224	$324,039,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)

Series I
Year ended 12/31/21	$24.24	$0.31	$ 6.75	$ 7.06	$(0.34)	$-	$(0.34)	$30.96	29.17%	$ 36,788	0.35%	0.35%	1.10%	23%
Year ended 12/31/20	22.14	0.41	2.33	2.74	(0.31)	(0.33)	(0.64)	24.24	12.74(d)	30,438	0.33	0.33	2.00	34
Year ended 12/31/19	17.80	0.34	4.73	5.07	(0.35)	(0.38)	(0.73)	22.14	28.79	31,327	0.35	0.35	1.71	39
Year ended 12/31/18	19.88	0.32	(1.80)	(1.48)	(0.23)	(0.37)	(0.60)	17.80	(7.87)	109,414	0.31	0.31	1.61	24
Year ended 12/31/17	17.24	0.29	2.87	3.16	(0.15)	(0.37)	(0.52)	19.88	18.58	127,462	0.32	0.32	1.55	22

Series II
Year ended 12/31/21	23.45	0.24	6.52	6.76	(0.29)	-	(0.29)	29.92	28.88	394,782	0.60	0.60	0.85	23
Year ended 12/31/20	21.46	0.35	2.24	2.59	(0.27)	(0.33)	(0.60)	23.45	12.41(d)	293,602	0.58	0.58	1.75	34
Year ended 12/31/19	17.29	0.29	4.57	4.86	(0.31)	(0.38)	(0.69)	21.46	28.46	248,057	0.60	0.60	1.46	39
Year ended 12/31/18	19.35	0.26	(1.74)	(1.48)	(0.21)	(0.37)	(0.58)	17.29	(8.11)	149,913	0.56	0.56	1.36	24
Year ended 12/31/17	16.82	0.24	2.79	3.03	(0.13)	(0.37)	(0.50)	19.35	18.26	117,400	0.57	0.57	1.30	22

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Amount includes the effect of the Adviser pay-in for an economic loss as a result of delay in rebalancing to the index that occurred on April 24, 2020. Had the pay-in not been made, the total return would have been 11.35% and 10.98% for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Notes to Financial Statements

December 31, 2021

NOTE 1 - Significant Accounting Policies

Invesco V.I. Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. Equally-Weighted S&P 500 Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

J.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference

Invesco V.I. Equally-Weighted S&P 500 Fund

between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.120%

Over $ 2 billion	0.100%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $2,658.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $54,212 for accounting and fund administrative services and was reimbursed $601,332 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2021, the Fund incurred $14,337 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level	1 – Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Equally-Weighted S&P 500 Fund

Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially    differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$423,009,154	$–	$–	$423,009,154
Money Market Funds	8,734,202	16,798,221	–	25,532,423
Total Investments in Securities	431,743,356	16,798,221	–	448,541,577
Other Investments - Assets*
Futures Contracts	193,268	–	–	193,268
Total Investments	$431,936,624	$16,798,221	$–	$448,734,845

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

Value
Equity
Derivative Assets	Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$193,268
Derivatives not subject to master netting agreements	(193,268)
Total Derivative Assets subject to master netting agreements	$–

(a) The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period.

Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$2,035,883
Change in Net Unrealized Appreciation:
Futures contracts	54,008
Total	$2,089,891

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$7,935,174

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under

Invesco V.I. Equally-Weighted S&P 500 Fund

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7 - Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020
Ordinary income*	$4,244,902	$3,644,636
Long-term capital gain	-	4,456,941
Total distributions	$4,244,902	$8,101,577

* Includes short-term capital gain distributions, if any. Tax Components of Net Assets at Period-End:
	2021	2020
Undistributed ordinary income		$14,644,816
Undistributed long-term capital gain		13,585,257
Net unrealized appreciation - investments		195,187,239
Temporary book/tax differences		(23,417)
Shares of beneficial interest		208,176,329
Total net assets		$431,570,224

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $102,120,392 and $84,986,243, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$196,706,768
Aggregate unrealized (depreciation) of investments	(1,519,529)
Net unrealized appreciation of investments	$195,187,239

Cost of investments for tax purposes is $253,547,606.

NOTE 9 - Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020

	Shares	Amount	Shares	Amount
Sold:
Series I	143,474	$4,038,895	242,669	$5,145,147
Series II	1,787,174	48,913,614	2,057,242	38,865,302
Issued as reinvestment of dividends:
Series I	13,087	392,488	36,257	779,893
Series II	132,888	3,852,414	351,666	7,321,684

Invesco V.I. Equally-Weighted S&P 500 Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020

	Shares	Amount	Shares	Amount

Reacquired:
Series I	(224,036)	$(6,272,676)	(438,095)	$(8,345,681)

Series II	(1,242,842)	(33,832,787)	(1,450,855)	(29,347,141)

Net increase in share activity	609,745	$17,091,948	798,884	$14,419,204

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 93% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco V.I. S&P 500 Index Fund (the “Target Fund”) in exchange for shares of the Fund.

The reorganization is expected to be consummated around April 2022, or shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

Invesco V.I. Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Equally-Weighted S&P 500 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (07/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
		Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,086.50	$1.89	$1,023.39	$1.84	0.36%
Series II	1,000.00	1,085.20	3.21	1,022.13	3.11	0.61

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	99.67%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

                *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School – Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees – (continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC

(formerly known as Van Kampen Asset Management) Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers – (continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Equally-Weighted S&P 500 Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Equity and Income Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIEQI-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Equity and Income Fund (the Fund) underperformed the Russell 1000 Value Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	18.65%
Series II Shares	18.35
Russell 1000 Value Index▼ (Broad Market Index)	25.16
Bloomberg U.S. Government/Credit Index▼ (Style-Specific Index)	-1.75
Lipper VUF Mixed-Asset Target Allocation Growth Funds Index⬛ (Peer Group Index)	14.28
Source(s): ▼RIMES Technologies Corp.;⬛ Lipper Inc.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

All eleven sectors within the Russell 1000 Value Index had positive returns for the fiscal year. Energy had the highest return for the fiscal year, while the communication services sector had the lowest.

Within the equity allocation, stock selection in health care was the largest detractor during the fiscal year. Medical device makers Zimmer Biomet and Medtronic detracted from both relative and absolute Fund performance. Shares of both companies suffered as the Delta and Omicron COVID-19 variants began to spread rapidly, causing delays or cancellations to elective procedures and reducing revenues. We believe the delays caused by COVID-19 will be transitory and we maintained our position in both stocks at fiscal year end. The Fund’s pharmaceutical holdings also underperformed relative to the broad market index. Specifically, the Fund held a position in Sanofi, which is not in the style-specific index. That stock posted a muted return for the fiscal year that under-performed the index. We maintained our position in Sanofi at fiscal year end.

The information technology (IT) sector also detracted from the Fund’s return relative to the Russell 1000 Value Index. Within the sector, Splunk and Intel had double-digit declines. While Intel’s earnings beat consensus expectations, the chipmaker provided weaker guidance for the fiscal year, driven in part by shortages of production components for mi-crochips. In November, Splunk announced an abrupt CEO departure that was viewed skeptically by investors. The CEO announcement overshadowed a largely solid earnings report, causing a sharp selloff in the stock. While the departure added uncertainty to the company’s future, we believed it could also present opportunities and we maintained our position at fiscal year end.

    The Fund holds investment-grade bonds and convertible securities as a source of income and to provide a measure of stability amid market volatility. Both asset classes un-derperformed the Russell 1000 Value Index and were significant detractors from the Fund’s relative performance.

    While less than 3.5% on average, the Fund’s cash position also dampened performance relative to the broad market index in the strong market environment.

    Within the equity portion of the Fund, stock selection in industrials was the largest contributor to the Fund’s return relative to the broad market index, due primarily to John-son Controls. The company reported better than expected earnings driven in part by strength in its HVAC segment, while orders and backlogs also improved amid a recovery in demand. We held the stock at fiscal year end.

    Security selection and an overweight position in financials also contributed to relative Fund performance for the fiscal year. Within the sector, Wells Fargo, Bank of America, American International Group, Goldman Sachs and Morgan Stanley were significant contributors. These companies rallied as a rotation into cyclical areas of the market favored financial stocks early in the fiscal year. Financial companies also benefited from rising interest rates and a recovery in loan growth. We held positions in these stocks at fiscal year end.

    Stock selection in energy and an overweight in energy was another strong contributor to performance relative to the broad market index. Energy stocks overall were buoyed by rising oil prices resulting from a rebound in demand, OPEC (Organization of the Petroleum Exporting Countries) production cuts and energy shortages abroad. Shares of Devon Energy rose sharply, particularly following its third-quarter earnings report which exceeded expectations. Even as Devon Energy has benefited from rising oil prices, the company has maintained a commitment to disciplined growth and spending, while returning capital to shareholders. We maintained our position in Devon Energy at fiscal year end.

    The Fund held currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage and these positions had

Invesco V.I. Equity and Income Fund

a small positive impact on the Fund’s relative performance for the fiscal year.

During the fiscal year, the team eliminated equity positions in materials, energy and financials and added positions in communication services, consumer discretionary and health care. At the end of the fiscal year, the Fund’s largest overweight exposures were in IT and consumer discretionary, while the largest underweights were in health care and utilities.

As always, we thank you for your investment in Invesco V.I. Equity and Income Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Portfolio manager(s):

Chuck Burge

Brian Jurkash - Lead

Sergio Marcheli

Matthew Titus - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers,Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21

Series I Shares
Inception (6/1/10)	10.22%
10 Years	10.55
5 Years	9.55
1 Year	18.65

Series II Shares
Inception (4/30/03)	8.45%
10 Years	10.28
5 Years	9.27
1 Year	18.35

Effective June 1, 2010, Class II shares of the predecessor fund, Universal Institutional Funds Equity and Income Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series II shares of Invesco Van Kampen V.I. Equity and Income Fund (renamed Invesco V.I. Equity and Income Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series II shares are those of the Class II shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduc-

tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Equity and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Equity and Income Fund

Supplemental Information

Invesco V.I. Equity and Income Fund’s investment objectives are both capital appreciation and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Bloomberg U.S. Government/Credit Index is a broad-based benchmark that includes investment-grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
∎

The Lipper VUF Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Equity and Income Fund

Fund Information

Portfolio Composition

By security type		% of total net assets
Common Stocks & Other Equity Interests		64.28%
U.S. Dollar Denominated Bonds & Notes		20.00
U.S. Treasury Securities		11.51
Security Types Each Less Than 1% of Portfolio		0.64
Money Market Funds Plus Other Assets Less Liabilities		3.57

Top 10 Equity Holdings*

		% of total net assets
1.	Wells Fargo & Co.	2.48%
2.	General Motors Co.	2.33
3.	Cognizant Technology Solutions Corp., Class A	1.99
4.	Bank of America Corp.	1.97
5.	CBRE Group, Inc., Class A	1.83
6.	CSX Corp.	1.61
7.	American International Group, Inc.	1.59
8.	Cisco Systems, Inc.	1.51
9.	Raytheon Technologies Corp.	1.45
10.	Philip Morris International, Inc.	1.42

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Equity and Income Fund

Schedule of Investments(a)

December 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests–64.28%

Aerospace & Defense–3.18%

General Dynamics Corp.	34,751	$7,244,541

Raytheon Technologies Corp.	229,952	19,789,669
Textron, Inc.	211,931	16,361,073
		43,395,283

Apparel Retail–1.15%

TJX Cos., Inc. (The)	206,953	15,711,872

Application Software–0.48%

Splunk, Inc.(b)	56,984	6,594,188

Automobile Manufacturers–2.33%

General Motors Co.(b)	542,334	31,797,042

Building Products–1.01%

Johnson Controls International PLC	170,042	13,826,115

Cable & Satellite–1.94%

Charter Communications, Inc., Class A(b)	18,985	12,377,650
Comcast Corp., Class A	280,893	14,137,345
		26,514,995

Casinos & Gaming–0.46%

Las Vegas Sands Corp.(b)	165,489	6,229,006

Communications Equipment–1.51%

Cisco Systems, Inc.(c)	324,495	20,563,248

Construction & Engineering–0.78%

Quanta Services, Inc.(c)	92,826	10,643,429

Consumer Finance–1.02%

American Express Co.	84,625	13,844,650

Data Processing & Outsourced Services–0.66%

Fiserv, Inc.(b)	86,448	8,972,438

Distillers & Vintners–0.79%

Diageo PLC (United Kingdom)	197,659	10,774,968

Diversified Banks–4.45%

Bank of America Corp.	603,104	26,832,097
Wells Fargo & Co.	703,728	33,764,869
		60,596,966

Electric Utilities–1.59%

American Electric Power Co., Inc.	82,167	7,310,398

Exelon Corp.	132,784	7,669,604
FirstEnergy Corp.	159,576	6,636,766
		21,616,768

Electrical Components & Equipment–0.56%

Emerson Electric Co.	81,641	7,590,164

Electronic Components–0.51%

Corning, Inc.	185,420	6,903,187

Electronic Manufacturing Services–0.65%

TE Connectivity Ltd.	55,170	8,901,128

	Shares	Value

Fertilizers & Agricultural Chemicals–0.90%

Corteva, Inc.	259,209	$12,255,402

Food Distributors–1.19%

Sysco Corp.	105,156	8,260,004
US Foods Holding Corp.(b)	228,927	7,973,527
		16,233,531

Gold–0.45%

Barrick Gold Corp. (Canada)	322,571	6,128,849

Health Care Distributors–0.82%

McKesson Corp.	44,919	11,165,516

Health Care Equipment–1.07%

Medtronic PLC	82,842	8,570,005
Zimmer Biomet Holdings, Inc.	47,692	6,058,792
		14,628,797

Health Care Facilities–0.50%

Universal Health Services, Inc., Class B	53,116	6,887,021

Health Care Services–1.66%

Cigna Corp.	52,048	11,951,782
CVS Health Corp.	103,593	10,686,654
		22,638,436

Hotels, Resorts & Cruise Lines–0.85%

Booking Holdings, Inc.(b)	4,856	11,650,661

Industrial Machinery–0.85%

Parker Hannifin Corp.	36,411	11,583,067

Insurance Brokers–0.76%

Willis Towers Watson PLC	43,390	10,304,691

Integrated Oil & Gas–1.07%

Chevron Corp.	123,894	14,538,961

Internet & Direct Marketing Retail–0.49%

Amazon.com, Inc.(b)	2,015	6,718,695

Investment Banking & Brokerage–3.55%

Charles Schwab Corp. (The)	153,254	12,888,661

Goldman Sachs Group, Inc. (The)	48,171	18,427,816
Morgan Stanley	173,428	17,023,693
		48,340,170

IT Consulting & Other Services–1.99%

Cognizant Technology Solutions Corp., Class A	305,625	27,115,050

Managed Health Care–1.34%

Anthem, Inc.	21,302	9,874,329
Centene Corp.(b)	101,515	8,364,836
		18,239,165

Movies & Entertainment–1.80%

Netflix, Inc.(b)	16,483	9,930,018
Walt Disney Co. (The)(b)	94,319	14,609,070
		24,539,088

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Shares	Value

Multi-line Insurance–1.59%
American International Group, Inc.	381,287	$21,679,979

Oil & Gas Exploration & Production–3.30%
Canadian Natural Resources Ltd. (Canada)	168,813	7,133,131
ConocoPhillips	242,349	17,492,751
Devon Energy Corp.	270,601	11,919,974
Pioneer Natural Resources Co.	46,543	8,465,241
		45,011,097

Other Diversified Financial Services–0.50%
Voya Financial, Inc. 102,932		6,825,421

Pharmaceuticals–4.44%
Bristol-Myers Squibb Co.	201,835	12,584,412
GlaxoSmithKline PLC (United Kingdom)	344,904	7,499,631
Johnson & Johnson	44,840	7,670,779
Merck & Co., Inc.	188,359	14,435,834
Pfizer, Inc.	127,186	7,510,333
Sanofi (France)	108,009	10,852,058
		60,553,047

Railroads–1.61%
CSX Corp.	582,011	21,883,614

Real Estate Services–1.83%
CBRE Group, Inc., Class A(b)	230,391	24,999,727

Regional Banks–3.06%
Citizens Financial Group, Inc.	380,677	17,986,988
PNC Financial Services Group, Inc. (The)	42,665	8,555,186
Truist Financial Corp.(c)	258,310	15,124,051
		41,666,225
Semiconductors–2.79%
Intel Corp.	270,844	13,948,466
NXP Semiconductors N.V. (China)	46,498	10,591,315
QUALCOMM, Inc.	73,530	13,446,431
		37,986,212

Specialty Chemicals–0.57%
Axalta Coating Systems Ltd.(b)	233,149	7,721,895
Tobacco–1.41%
Philip Morris International, Inc.	202,893	19,274,835

Wireless Telecommunication Services–0.82%
T-Mobile US, Inc.(b)	96,931	11,242,057
Total Common Stocks & Other Equity Interests (Cost $559,633,081)		876,286,656

	Principal Amount

U.S. Dollar Denominated Bonds & Notes–20.00%
Aerospace & Defense–0.21%
Boeing Co. (The), 5.81%, 05/01/2050	$1,625,000	2,204,649
Precision Castparts Corp., 2.50%, 01/15/2023	333,000	337,978
Raytheon Technologies Corp., 4.45%, 11/16/2038	308,000	371,960
		2,914,587

	Principal
	Amount	Value

Agricultural & Farm Machinery–0.09%
Deere & Co., 2.60%, 06/08/2022	$1,161,000	$1,166,206

Agricultural Products–0.02%
Ingredion, Inc., 6.63%, 04/15/2037	232,000	324,671

Air Freight & Logistics–0.06%
FedEx Corp., 4.90%, 01/15/2034	402,000	485,795
United Parcel Service, Inc., 3.40%, 11/15/2046	240,000	270,598
		756,393

Airlines–0.29%
American Airlines Pass-Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	272,034	276,554
JetBlue Airways Corp., Conv., 0.50%, 04/01/2026(d)	1,732,000	1,623,261
Spirit Airlines, Inc., Conv., 1.00%, 05/15/2026	1,157,000	1,003,166
United Airlines Pass Through Trust, Series 2012-1, Class A, 4.15%, 04/11/2024	270,463	280,700
Series 2014-2, Class A, 3.75%, 09/03/2026	349,332	365,633
Series 2018-1, Class AA, 3.50%, 03/01/2030	439,643	459,444
		4,008,758

Alternative Carriers–0.20%
Liberty Latin America Ltd. (Chile), Conv., 2.00%, 07/15/2024	2,743,000	2,708,712

Application Software–0.96%
Dropbox, Inc., Conv., 0.00%, 03/01/2026(d)(e)	5,339,000	5,218,872
salesforce.com, inc., 2.70%, 07/15/2041	1,413,000	1,413,935
Splunk, Inc., Conv., 1.13%, 06/15/2027	6,876,000	6,446,250
		13,079,057

Asset Management & Custody Banks–0.28%
Apollo Management Holdings L.P., 4.00%, 05/30/2024(d)	2,755,000	2,920,373
Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	445,000	475,980
KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(d)	372,000	480,936
		3,877,289

Automobile Manufacturers–0.26%
General Motors Co., 6.60%, 04/01/2036	377,000	510,705
General Motors Financial Co., Inc., 5.25%, 03/01/2026	480,000	538,775
Toyota Motor Credit Corp., 2.60%, 01/11/2022	2,460,000	2,461,051
		3,510,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal
	Amount	Value
Biotechnology–0.52%
AbbVie, Inc.,
4.50%, 05/14/2035	$694,000	$831,508
4.05%, 11/21/2039	1,322,000	1,519,748
4.85%, 06/15/2044	264,000	331,587
Gilead Sciences, Inc., 3.25%, 09/01/2022(c)	2,070,000	2,098,172
Neurocrine Biosciences, Inc., Conv., 2.25%, 05/15/2024	1,875,000	2,356,641
		7,137,656

Brewers–0.24%
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide, Inc. (Belgium),
4.70%, 02/01/2036	959,000	1,159,166
4.90%, 02/01/2046	538,000	681,563
Heineken N.V. (Netherlands), 3.50%, 01/29/2028(d)	945,000	1,018,463
Molson Coors Beverage Co., 4.20%, 07/15/2046	377,000	418,926
		3,278,118

Cable & Satellite–1.85%
BofA Finance LLC, Conv., 0.13%, 09/01/2022	2,213,000	2,491,838
Cable One, Inc., Conv.,
0.00%, 03/15/2026(d)(e)	5,466,000	5,252,826
1.13%, 03/15/2028(d)	2,850,000	2,835,253
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
4.46%, 07/23/2022	1,029,000	1,044,294
3.85%, 04/01/2061	1,067,000	1,009,224
Comcast Corp.,
4.15%, 10/15/2028	935,000	1,062,114
3.90%, 03/01/2038	756,000	857,039
2.89%, 11/01/2051(d)	352,000	341,370
2.94%, 11/01/2056(d)	265,000	253,113
Cox Communications, Inc., 2.95%, 10/01/2050(d)	202,000	189,145
DISH Network Corp., Conv., 3.38%, 08/15/2026	7,604,000	7,216,599
Liberty Broadband Corp., Conv., 1.25%, 10/05/2023(d)(f)	2,645,000	2,621,195
		25,174,010

Commodity Chemicals–0.03%

LYB Finance Co. B.V. (Netherlands), 8.10%, 03/15/2027(d)	339,000	435,059

Computer & Electronics Retail–0.19%
Dell International LLC/EMC Corp., 5.45%, 06/15/2023	163,000	172,005
6.02%, 06/15/2026	2,125,000	2,458,621
8.35%, 07/15/2046	4,000	6,664
		2,637,290
Consumer Finance–0.14%

American Express Co., 3.63%, 12/05/2024(c)	324,000	346,453
Capital One Financial Corp., 3.20%, 01/30/2023	958,000	981,473

	Principal
	Amount	Value

Consumer Finance–(continued)
Synchrony Financial, 3.95%, 12/01/2027	$556,000	$597,519
		1,925,445

Data Processing & Outsourced Services–0.11%
Fiserv, Inc., 3.80%, 10/01/2023	1,412,000	1,476,571

Diversified Banks–1.30%
ANZ New Zealand (Int’l) Ltd. (New Zealand), 2.88%, 01/25/2022(d)	350,000	350,479
Bank of America Corp.,
3.25%, 10/21/2027	525,000	559,187
2.57%, 10/20/2032(g)	874,000	878,835
BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(d)	700,000	744,496
Citigroup, Inc.,
4.00%, 08/05/2024	60,000	63,974
3.67%, 07/24/2028(g)	511,000	551,553
6.68%, 09/13/2043(c)	741,000	1,118,857
5.30%, 05/06/2044	228,000	298,194
4.75%, 05/18/2046	356,000	438,834
Discover Bank, 3.35%, 02/06/2023	1,500,000	1,536,256
HSBC Holdings PLC (United Kingdom), 2.63%, 11/07/2025(g)	1,775,000	1,821,769
JPMorgan Chase & Co.,
3.20%, 06/15/2026	394,000	418,224
3.51%, 01/23/2029(g)	1,058,000	1,134,265
4.26%, 02/22/2048(g)	489,000	599,265
3.90%, 01/23/2049(g)	1,058,000	1,228,700
Series V, 3.53%(3 mo. USD LIBOR + 3.32%)(h)(i)	732,000	734,735
Mizuho Financial Group Cayman 3 Ltd. (Japan), 4.60%, 03/27/2024(d)	200,000	212,610
Societe Generale S.A. (France), 5.00%, 01/17/2024(d)	735,000	782,720
U.S. Bancorp, Series W, 3.10%, 04/27/2026	2,097,000	2,218,194
Wells Fargo & Co.,
3.55%, 09/29/2025	626,000	667,647
4.10%, 06/03/2026	505,000	550,970
4.65%, 11/04/2044	647,000	785,049
		17,694,813

Diversified Capital Markets–0.34%
Credit Suisse AG (Switzerland),
6.50%, 08/08/2023(d)	686,000	739,957
Conv., 0.50%, 06/24/2024(d)	3,965,000	3,901,164
		4,641,121

Diversified Metals & Mining–0.02%
Rio Tinto Finance USA Ltd. (Australia), 7.13%, 07/15/2028	182,000	237,466

Diversified REITs–0.08%
CubeSmart L.P., 2.50%, 02/15/2032	1,063,000	1,059,539

Drug Retail–0.08%
CVS Pass-Through Trust, 6.04%, 12/10/2028	516,133	588,592

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal
	Amount	Value
Drug Retail–(continued)
Walgreens Boots Alliance, Inc., 4.50%, 11/18/2034	$428,000	$492,955
		1,081,547

Electric Utilities–0.44%
Electricite de France S.A. (France), 4.88%, 01/22/2044(d)	846,000	1,053,694
Georgia Power Co., Series B, 3.70%, 01/30/2050	350,000	373,134
NextEra Energy Capital Holdings, Inc.,
0.65%, 03/01/2023	2,415,000	2,410,632
3.55%, 05/01/2027	530,000	574,575
PPL Electric Utilities Corp., 6.25%, 05/15/2039	46,000	66,107
Xcel Energy, Inc.,
0.50%, 10/15/2023	566,000	562,430
3.50%, 12/01/2049	964,000	1,027,869
		6,068,441

Electrical Components & Equipment–0.02%
Rockwell Automation, Inc., 1.75%, 08/15/2031	307,000	298,639

General Merchandise Stores–0.03%
Dollar General Corp., 3.25%, 04/15/2023	353,000	361,645

Health Care Equipment–0.37%
Becton, Dickinson and Co., 4.88%, 05/15/2044	428,000	514,698
Integra LifeSciences Holdings Corp., Conv., 0.50%, 08/15/2025	3,404,000	3,703,892
Medtronic, Inc., 4.38%, 03/15/2035	249,000	306,784
Tandem Diabetes Care, Inc., Conv., 1.50%, 05/01/2025(d)	348,000	517,650
		5,043,024

Health Care Services–0.08%
Cigna Corp., 4.80%, 08/15/2038	307,000	378,290

CVS Health Corp., 3.38%, 08/12/2024	361,000	379,624

Laboratory Corp. of America Holdings, 4.70%, 02/01/2045	263,000	320,845
		1,078,759

Health Care Technology–0.23%
Teladoc Health, Inc., Conv., 1.25%, 06/01/2027	3,430,000	3,140,594

Home Improvement Retail–0.15%
Home Depot, Inc. (The), 2.63%, 06/01/2022	2,010,000	2,025,596

Hotel & Resort REITs–0.01%
Service Properties Trust, 5.00%, 08/15/2022	182,000	182,014

Hotels, Resorts & Cruise Lines–0.24%
Booking Holdings, Inc., Conv., 0.75%, 05/01/2025	396,000	583,506
Trip.com Group Ltd. (China), Conv., 1.25%, 09/15/2022	2,834,000	2,700,758
		3,284,264

	Principal
	Amount	Value

Industrial Conglomerates–0.04%

Honeywell International, Inc., 0.48%, 08/19/2022	$480,000	$480,070

Insurance Brokers–0.02%

Willis North America, Inc., 3.60%, 05/15/2024	233,000	244,175

Integrated Oil & Gas–0.17%

BP Capital Markets America, Inc., 2.94%, 06/04/2051	991,000	953,874
Chevron Corp., 2.50%, 03/03/2022	1,345,000	1,347,405
		2,301,279

Integrated Telecommunication Services–0.38%

AT&T, Inc.,
3.00%, 06/30/2022	502,000	505,864
4.30%, 02/15/2030	318,000	358,274
3.50%, 09/15/2053	447,000	451,819
3.55%, 09/15/2055	157,000	157,835
3.80%, 12/01/2057	255,000	266,076
Telefonica Emisiones S.A. (Spain),
4.67%, 03/06/2038	750,000	864,399
5.21%, 03/08/2047	700,000	871,169
Verizon Communications, Inc.,
4.40%, 11/01/2034	417,000	486,470
4.81%, 03/15/2039	459,000	576,619
3.40%, 03/22/2041	561,000	588,382
		5,126,907
Interactive Home Entertainment–0.48%

Zynga, Inc., Conv., 0.00%, 12/15/2026(e)	7,098,000	6,513,063

Interactive Media & Services–0.16%
TripAdvisor, Inc., Conv., 0.25%, 04/01/2026(d)	338,000	298,285
Twitter, Inc., Conv., 0.00%, 03/15/2026(d)(e)	2,051,000	1,847,131
		2,145,416

Internet & Direct Marketing Retail–0.23%

Amazon.com, Inc.,
4.80%, 12/05/2034	9,000	11,511
2.88%, 05/12/2041	2,996,000	3,117,054
		3,128,565

Internet Services & Infrastructure–0.28%

Shopify, Inc. (Canada), Conv., 0.13%, 11/01/2025	3,055,000	3,826,387

Investment Banking & Brokerage – 0.66%
Goldman Sachs Group, Inc. (The),
4.25%, 10/21/2025	529,000	577,441
2.91%, 07/21/2042(g)	323,000	321,740
GS Finance Corp., Series 0001, Conv., 0.25%, 07/08/2024	6,118,000	7,441,323
Morgan Stanley, 4.00%, 07/23/2025	654,000	709,364
		9,049,868

IT Consulting & Other Services–0.11%
International Business Machines Corp., 2.88%, 11/09/2022	1,421,000	1,449,295

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal
	Amount	Value
Leisure Products–0.25%
Peloton Interactive, Inc., Conv., 0.00%, 02/15/2026(d)(e)	$4,003,000	$3,412,557

Life & Health Insurance–0.86%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027(c)	853,000	966,595

Athene Global Funding,
4.00%, 01/25/2022(d)	1,155,000	1,157,432
2.75%, 06/25/2024(d)	260,000	268,145
Athene Holding Ltd., 3.45%, 05/15/2052	1,465,000	1,475,060
Brighthouse Financial, Inc., 3.85%, 12/22/2051	1,846,000	1,824,984
Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026(d)	2,184,000	2,223,530
Guardian Life Global Funding, 2.90%, 05/06/2024(c)(d)	689,000	719,312
Jackson National Life Global Funding, 3.25%, 01/30/2024(d)	453,000	472,373
Nationwide Financial Services, Inc., 5.30%, 11/18/2044(d)	440,000	562,677
Protective Life Global Funding, 2.62%, 08/22/2022(d)	1,865,000	1,890,607
Prudential Financial, Inc., 3.91%, 12/07/2047	141,000	164,120
		11,724,835

Managed Health Care–0.05%
UnitedHealth Group, Inc., 3.50%, 08/15/2039	559,000	620,984

Movies & Entertainment–1.06%
Liberty Media Corp., Conv., 1.38%, 10/15/2023	5,671,000	8,562,012

Liberty Media Corp.-Liberty Formula One, Conv., 1.00%, 01/30/2023	540,000	933,281

Live Nation Entertainment, Inc., Conv., 2.50%, 03/15/2023	2,015,000	3,647,150

Walt Disney Co. (The), 3.00%, 09/15/2022	1,350,000	1,373,745
		14,516,188

Multi-line Insurance–0.13%
American International Group, Inc., 4.38%, 01/15/2055	696,000	856,153
Liberty Mutual Group, Inc., 3.95%, 05/15/2060(d)	887,000	977,276
		1,833,429

Multi-Utilities–0.09%
NiSource, Inc., 4.38%, 05/15/2047	571,000	674,072
Sempra Energy, 3.80%, 02/01/2038	559,000	614,493
		1,288,565

Office REITs–0.05%

Office Properties Income Trust, 4.00%, 07/15/2022	689,000	698,238

Oil & Gas Exploration & Production–0.07%

Cameron LNG LLC, 3.70%, 01/15/2039(d)	622,000	671,860

	Principal
	Amount	Value
Oil & Gas Exploration & Production–(continued)
ConocoPhillips, 4.15%, 11/15/2034	$230,000	$261,220
		933,080

Oil & Gas Storage & Transportation–0.65%
Energy Transfer L.P.,
Series 5Y, 4.20%, 09/15/2023	1,724,000	1,801,051
4.90%, 03/15/2035	344,000	389,816
5.30%, 04/01/2044	587,000	673,638
5.00%, 05/15/2050	724,000	835,131
Enterprise Products Operating LLC,
6.45%, 09/01/2040	23,000	31,906
4.25%, 02/15/2048	696,000	789,732
Kinder Morgan, Inc., 5.30%, 12/01/2034	407,000	490,537
MPLX L.P.,
4.50%, 07/15/2023	1,721,000	1,792,216
4.50%, 04/15/2038	810,000	908,688
Plains All American Pipeline L.P./PAA Finance Corp., 3.65%, 06/01/2022	323,000	324,599
Spectra Energy Partners L.P., 4.50%, 03/15/2045	488,000	565,465
Texas Eastern Transmission L.P., 7.00%, 07/15/2032	169,000	229,202
		8,831,981

Other Diversified Financial Services–1.02%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.85%, 10/29/2041	410,000	427,824

Convertible Trust - Energy, Series 2019-1, 0.33%, 09/19/2024	5,856,000	6,652,416
Convertible Trust - Media, Series 2019, Class 1, 0.25%, 12/04/2024	5,872,000	6,890,792
		13,971,032

Packaged Foods & Meats–0.00%
Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	63,000	68,713

Paper Packaging–0.02%
International Paper Co., 6.00%, 11/15/2041	223,000	308,705

Pharmaceuticals–0.79%
AstraZeneca PLC (United Kingdom), 2.38%, 06/12/2022	2,905,000	2,923,560

Bayer US Finance II LLC (Germany), 4.38%, 12/15/2028(d)	985,000	1,101,169

Bristol-Myers Squibb Co., 4.13%, 06/15/2039	621,000	735,887

GlaxoSmithKline Capital, Inc. (United Kingdom), 6.38%, 05/15/2038	64,000	93,809
Jazz Investments I Ltd., Conv., 2.00%, 06/15/2026	1,556,000	1,764,115

Pacira BioSciences , Inc., Conv., 0.75%, 08/01/2025	2,342,000	2,601,084
Supernus Pharmaceuticals, Inc., Conv., 0.63%, 04/01/2023	1,182,000	1,170,919
Zoetis, Inc., 4.70%, 02/01/2043	333,000	425,381
		10,815,924

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal
	Amount	Value
Property & Casualty Insurance–0.19%
Allstate Corp. (The), 3.28%, 12/15/2026	$302,000	$324,553
Markel Corp.,
5.00%, 03/30/2043	351,000	429,182
5.00%, 05/20/2049	497,000	635,133
Travelers Cos., Inc. (The), 4.60%, 08/01/2043(c)	605,000	774,783
W.R. Berkley Corp., 4.63%, 03/15/2022	382,000	385,057
		2,548,708

Railroads–0.27%
Canadian Pacific Railway Co. (Canada), 3.00%, 12/02/2041	399,000	408,783

CSX Corp., 5.50%, 04/15/2041	346,000	462,146
Norfolk Southern Corp., 3.40%, 11/01/2049	461,000	496,109
Union Pacific Corp.,
3.65%, 02/15/2024	92,000	96,198
3.20%, 05/20/2041	1,018,000	1,085,819
4.15%, 01/15/2045	426,000	506,895
3.84%, 03/20/2060	519,000	613,038
		3,668,988
Real Estate Services–0.25%
Redfin Corp., Conv., 0.00%, 10/15/2025(e)	3,783,000	3,388,149

Regional Banks–0.05%
PNC Financial Services Group, Inc. (The), 3.45%, 04/23/2029	689,000	750,893

Reinsurance–0.07%
PartnerRe Finance B LLC, 3.70%, 07/02/2029	500,000	545,166
Reinsurance Group of America, Inc., 4.70%, 09/15/2023	352,000	372,871
		918,037

Renewable Electricity–0.06%
Oglethorpe Power Corp., 4.55%, 06/01/2044	679,000	771,608

Restaurants–0.06%
Starbucks Corp., 3.55%, 08/15/2029	705,000	770,782

Retail REITs–0.08%
Regency Centers L.P., 2.95%, 09/15/2029	750,000	779,223
4.65%, 03/15/2049	256,000	318,790
		1,098,013

Semiconductors–0.73%
Broadcom, Inc.,
4.25%, 04/15/2026	1,245,000	1,359,026
3.47%, 04/15/2034(d)	640,000	670,717
Marvell Technology, Inc., 2.45%, 04/15/2028	1,210,000	1,228,127
Microchip Technology, Inc., Conv., 0.13%, 11/15/2024	3,865,000	4,802,262
Micron Technology, Inc.,
4.66%, 02/15/2030	680,000	784,683
3.37%, 11/01/2041	179,000	184,067

	Principal
	Amount	Value
Semiconductors–(continued)
NXP B.V./NXP Funding LLC (China), 5.35%, 03/01/2026(d)	$676,000	$764,538
Texas Instruments, Inc., 2.63%, 05/15/2024	215,000	223,389
		10,016,809

Specialized REITs–0.32%
American Tower Corp., 1.60%, 04/15/2026	852,000	844,125
Crown Castle International Corp.,
2.50%, 07/15/2031	1,413,000	1,404,084
4.75%, 05/15/2047	46,000	56,578
EPR Properties, 4.75%, 12/15/2026	1,556,000	1,663,984
LifeStorage L.P., 3.50%, 07/01/2026	404,000	432,689
		4,401,460

Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), 4.50%, 06/01/2047	159,000	198,657

Systems Software–0.47%
Mandiant, Inc.,
Series B, Conv., 1.63%, 06/01/2022(f)	1,795,000	1,799,633

Series A, Conv., 1.00%, 06/01/2025(f)	1,642,000	1,620,013

Microsoft Corp., 3.50%, 02/12/2035	404,000	462,108

Oracle Corp., 3.60%, 04/01/2040	965,000	969,441

VMware, Inc., 1.00%, 08/15/2024	1,509,000	1,495,304

		6,346,499

Technology Distributors–0.05%
Avnet, Inc., 4.63%, 04/15/2026	671,000	736,188

Technology Hardware, Storage & Peripherals–0.24%
Apple, Inc.,
2.15%, 02/09/2022	691,000	692,255

3.35%, 02/09/2027	315,000	342,062

Western Digital Corp., Conv., 1.50%, 02/01/2024	2,149,000	2,179,892

		3,214,209

Tobacco–0.23%
Altria Group, Inc., 5.80%, 02/14/2039	1,124,000	1,352,996

Philip Morris International, Inc., 3.60%, 11/15/2023	369,000	387,156

4.88%, 11/15/2043	1,102,000	1,344,159

		3,084,311

Trading Companies & Distributors–0.10%
Air Lease Corp.,
3.00%, 09/15/2023	63,000	64,682

4.25%, 09/15/2024	427,000	454,500

Aircastle Ltd., 4.40%, 09/25/2023	771,000	808,156

		1,327,338

Trucking–0.06%
Aviation Capital Group LLC, 4.88%, 10/01/2025(d)	709,000	767,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal
	Amount	Value
Wireless Telecommunication Services–0.35%
America Movil S.A.B. de C.V. (Mexico), 4.38%, 07/16/2042	$600,000	$713,806
Rogers Communications, Inc. (Canada),
4.50%, 03/15/2043	533,000	613,035
4.30%, 02/15/2048	1,394,000	1,599,171
T-Mobile USA, Inc.,
2.70%, 03/15/2032(d)	1,074,000	1,081,829
3.40%, 10/15/2052(d)	750,000	747,936
		4,755,777
Total U.S. Dollar Denominated Bonds & Notes (Cost $255,110,127)		272,660,791

U.S. Treasury Securities–11.51%
U.S. Treasury Bills–0.00%
0.05%, 02/17/2022(j)(k)	10,000	9,999

U.S. Treasury Bonds–1.32%
4.50%, 02/15/2036	2,636,800	3,624,776
4.50%, 08/15/2039	36,400	51,415
4.38%, 05/15/2040	72,800	101,923
2.00%, 11/15/2041	5,787,800	5,855,626
2.00%, 08/15/2051	8,191,700	8,352,974
		17,986,714

U.S. Treasury Notes–10.19%
0.50%, 11/30/2023(c)	24,664,300	24,571,809
1.00%, 12/15/2024	24,618,500	24,648,312
1.25%, 11/30/2026(c)	54,595,800	54,570,208
1.50%, 11/30/2028	25,222,100	25,328,506
1.38%, 11/15/2031(c)	9,916,800	9,794,389
		138,913,224
Total U.S. Treasury Securities (Cost $156,445,497)		156,909,937

	Shares

Preferred Stocks–0.57%

Asset Management & Custody Banks–0.19%
AMG Capital Trust II, 5.15%, Conv. Pfd.	44,432	2,589,497

Diversified Banks–0.02%
Wells Fargo & Co., 5.85%, Series Q, Pfd.(g)	10,911	292,306

Oil & Gas Storage & Transportation–0.36%
El Paso Energy Capital Trust I, 4.75%, Conv. Pfd.	95,499	4,831,294
Total Preferred Stocks (Cost $5,960,701)		7,713,097

Investment Abbreviations:

Conv. - Convertible

LIBOR - London Interbank Offered Rate

Pfd. - Preferred

REIT - Real Estate Investment Trust

USD - U.S. Dollar

	Principal
	Amount	Value

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.07%

Federal Home Loan Mortgage Corp. (FHLMC)–0.07%
6.75%, 03/15/2031	$682,000	$980,539
5.50%, 02/01/2037	4	4
		980,543
Federal National Mortgage Association (FNMA)–0.00%
9.50%, 04/01/2030	421	458
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $842,793)		981,001
Shares

Money Market Funds–3.51%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(l)(m)	18,629,728	18,629,728
Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(l)(m)	7,881,664	7,883,240
Invesco Treasury Portfolio, Institutional Class, 0.01%(l)(m)	21,291,118	21,291,118
Total Money Market Funds (Cost $47,798,900)		47,804,086
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $1,025,791,099)		1,362,355,568

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–5.53%
Invesco Private Government Fund, 0.02%(l)(m)(n)	22,604,761	22,604,761
Invesco Private Prime Fund, 0.11%(l)(m)(n)	52,733,897	52,744,442
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $75,349,205)		75,349,203
TOTAL INVESTMENTS IN SECURITIES–105.47% (Cost $1,101,140,304)		1,437,704,771
OTHER ASSETS LESS LIABILITIES—(5.47)%		(74,550,642)
NET ASSETS–100.00%		$1,363,154,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2021.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2021 was $51,127,304, which represented 3.75% of the Fund’s Net Assets.

(e)	Zero coupon bond issued at a discount.
(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)	Perpetual bond with no specified maturity date.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2021.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$22,007,337	$83,704,060	$(87,081,669)	$-	$-	$18,629,728	$5,502
Invesco Liquid Assets Portfolio, Institutional Class	11,695,851	58,243,393	(62,055,730)	(1,649)	1,375	7,883,240	1,526
Invesco Treasury Portfolio, Institutional Class	25,151,242	95,661,783	(99,521,907)	-	-	21,291,118	2,325
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	373,494,852	(350,890,091)	-	-	22,604,761	1,277	*
Invesco Private Prime Fund	-	812,269,719	(759,521,654)	(2)	(3,621)	52,744,442	16,562	*
Total	$58,854,430	$1,423,373,807	$(1,359,071,051)	$(1,651)	$(2,246)	$123,153,289	$27,192

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(m)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(n)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 5 Year Notes	9	March-2022	$(1,088,789)	$(4,570)	$(4,570)

Open Forward Foreign Currency Contracts

					Unrealized
Settlement		Contract to			Appreciation
Date	Counterparty	Deliver		Receive	(Depreciation)

Currency Risk

01/07/2022	State Street Bank & Trust Co.	CAD 423,840	USD	335,213	$149

01/07/2022	State Street Bank & Trust Co.	USD 1,487,231	CAD	1,906,023	19,564

01/07/2022	State Street Bank & Trust Co.	USD 525,454	EUR	464,710	3,648
Subtotal-Appreciation					23,361

Currency Risk

01/07/2022	State Street Bank & Trust Co.	CAD 8,178,028	USD	6,387,956	(77,132)

01/07/2022	State Street Bank & Trust Co.	EUR 7,661,475	USD	8,639,430	(83,666)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

01/07/2022	State Street Bank & Trust Co.	GBP	10,188,543	USD	13,498,363	$(292,282)

Subtotal–Depreciation						(453,080)

Total Forward Foreign Currency Contracts						$(429,719)

Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound Sterling

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $977,992,199)*	$1,314,551,482
Investments in affiliated money market funds, at value (Cost $123,148,105)	123,153,289
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	23,361
Foreign currencies, at value (Cost $725)	728
Receivable for:
Fund shares sold	340,221
Dividends	1,012,741
Interest	1,778,216
Investment for trustee deferred compensation and retirement plans	194,510
Other assets	5,298
Total assets	1,441,059,846

Liabilities:
Other investments:
Variation margin payable-futures contracts	614
Unrealized depreciation on forward foreign currency contracts outstanding	453,080
Payable for:
Fund shares reacquired	515,649
Amount due custodian	492,862
Collateral upon return of securities loaned	75,349,205
Accrued fees to affiliates	767,858
Accrued other operating expenses	112,547
Trustee deferred compensation and retirement plans	213,902
Total liabilities	77,905,717
Net assets applicable to shares outstanding	$1,363,154,129

Net assets consist of:
Shares of beneficial interest	$873,188,401
Distributable earnings	489,965,728
$1,363,154,129

Net Assets:
Series I	$79,349,328
Series II	$1,283,804,801

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	3,834,817
Series II	62,462,245
Series I:
Net asset value per share	$20.69
Series II:
Net asset value per share	$20.55

*	At December 31, 2021, securities with an aggregate value of $73,766,595 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:
Interest	$6,624,658
Dividends (net of foreign withholding taxes of $188,235)	17,452,284
Dividends from affiliated money market funds (includes securities lending income of $75,520)	84,873
Total investment income	24,161,815

Expenses:
Advisory fees	5,097,444
Administrative services fees	2,215,827
Distribution fees-Series II	3,205,948
Transfer agent fees	54,097
Trustees’ and officers’ fees and benefits	33,772
Reports to shareholders	4,454
Professional services fees	53,277
Other	17,626
Total expenses	10,682,445
Less: Fees waived	(13,973)
Net expenses	10,668,472
Net investment income	13,493,343

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	156,586,825
Affiliated investment securities	(2,246)
Foreign currencies	14,746
Forward foreign currency contracts	1,044,796
Futures contracts	30,697
157,674,818
Change in net unrealized appreciation (depreciation) of: Unaffiliated investment securities	52,849,868
Affiliated investment securities	(1,651)
Foreign currencies	(8,799)
Forward foreign currency contracts	49,434
Futures contracts	(1,581)
52,887,271
Net realized and unrealized gain	210,562,089
Net increase in net assets resulting from operations	$224,055,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020
Operations:
Net investment income	$13,493,343	$17,914,424
Net realized gain	157,674,818	9,273,219
Change in net unrealized appreciation	52,887,271	67,118,598
Net increase in net assets resulting from operations	224,055,432	94,306,241

Distributions to shareholders from distributable earnings:
Series I	(2,210,004)	(2,664,901)
Series II	(33,156,264)	(74,585,577)
Total distributions from distributable earnings	(35,366,268)	(77,250,478)

Share transactions–net:
Series I	28,892,785	(8,088,300)
Series II	(121,909,012)	(27,486,339)
Net increase (decrease) in net assets resulting from share transactions	(93,016,227)	(35,574,639)
Net increase (decrease) in net assets	95,672,937	(18,518,876)

Net assets:
Beginning of year	1,267,481,192	1,286,000,068
End of year	$1,363,154,129	$1,267,481,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of	Ratio of
												expenses	expenses
				Net gains								to average	to average net
				(losses)								net assets	assets without	Ratio of net
	Net asset			on securities		Dividends	Distributions					with fee waivers	fee waivers	investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	and/or	and/or	income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses	expenses	to average		Portfolio
	of period	income(a)		unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed	absorbed	net assets		turnover (c)

Series I
Year ended 12/31/21	$17.93	$0.25		$ 3.09	$ 3.34	$(0.38)	$(0.20)	$(0.58)	$20.69	18.65%	$79,349	0.55%	0.55%	1.24%		144%
Year ended 12/31/20	17.52	0.30		1.30	1.60	(0.42)	(0.77)	(1.19)	17.93	9.95	43,099	0.56	0.57	1.84		96
Year ended 12/31/19	16.12	0.36		2.82	3.18	(0.47)	(1.31)	(1.78)	17.52	20.37	50,731	0.54	0.55	2.02		150
Year ended 12/31/18	19.04	0.35		(2.00)	(1.65)	(0.43)	(0.84)	(1.27)	16.12	(9.50)	165,924	0.54	0.55	1.91		150
Year ended 12/31/17	17.76	0.35	(d)	1.58	1.93	(0.31)	(0.34)	(0.65)	19.04	11.03	184,768	0.55	0.56	1.93	(d)	119

Series II
Year ended 12/31/21	17.82	0.20		3.07	3.27	(0.34)	(0.20)	(0.54)	20.55	18.35	1,283,805	0.80	0.80	0.99		144
Year ended 12/31/20	17.42	0.26		1.28	1.54	(0.37)	(0.77)	(1.14)	17.82	9.65	1,224,382	0.81	0.82	1.59		96
Year ended 12/31/19	16.04	0.31		2.80	3.11	(0.42)	(1.31)	(1.73)	17.42	20.01	1,235,269	0.79	0.80	1.77		150
Year ended 12/31/18	18.95	0.31		(2.00)	(1.69)	(0.38)	(0.84)	(1.22)	16.04	(9.73)	1,041,911	0.79	0.80	1.66		150
Year ended 12/31/17	17.68	0.31	(d)	1.57	1.88	(0.27)	(0.34)	(0.61)	18.95	10.78	1,385,490	0.80	0.81	1.68	(d)	119

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $22,225,472 in connection with the acquisition of Invesco V.I. Managed Volatility Fund into the Fund.

(d)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.30 and 1.64% and $0.26 and 1.39% for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Equity and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objectives are both capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

Invesco V.I. Equity and Income Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

Invesco V.I. Equity and Income Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

O.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
P.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and    pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 150 million	0.500%
Next $100 million	0.450%
Next $100 million	0.400%
Over $350 million	0.350%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Invesco V.I. Equity and Income Fund

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $13,973.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $192,287 for accounting and fund administrative services and was reimbursed $2,023,540 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as

Distribution fees.

For the year ended December 31, 2021, the Fund incurred $6,734 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially    differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$847,159,999	$29,126,657	$-	$876,286,656

U.S. Dollar Denominated Bonds & Notes	-	272,660,791	-	272,660,791

U.S. Treasury Securities	-	156,909,937	-	156,909,937

Preferred Stocks	7,713,097	–	-	7,713,097

U.S. Government Sponsored Agency Mortgage-Backed Securities	-	981,001	-	981,001

Money Market Funds	47,804,086	75,349,203	-	123,153,289

Total Investments in Securities	902,677,182	535,027,589	-	1,437,704,771

Other Investments - Assets*

Forward Foreign Currency Contracts	-	23,361	-	23,361

Other Investments - Liabilities*

Futures Contracts	(4,570)	–	-	(4,570)

Forward Foreign Currency Contracts	-	(453,080)	-	(453,080)

	(4,570)	(453,080)	-	(457,650)

Total Other Investments	(4,570)	(429,719)	-	(434,289)

Total Investments	$902,672,612	$534,597,870	$-	$1,437,270,482

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and

Invesco V.I. Equity and Income Fund

close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on forward foreign currency contracts outstanding	$23,361	$-	$23,361

Derivatives not subject to master netting agreements	-	-	-

Total Derivative Assets subject to master netting agreements	$23,361	$-	$23,361

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts - Exchange-Traded(a)	$-	$(4,570)	$(4,570)

Unrealized depreciation on forward foreign currency contracts outstanding	(453,080)	-	(453,080)

Total Derivative Liabilities	(453,080)	(4,570)	(457,650)

Derivatives not subject to master netting agreements	-	4,570	4,570

Total Derivative Liabilities subject to master netting agreements	$(453,080)	$-	$(453,080)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
State Street Bank & Trust Co.	$23,361	$(453,080)	$(429,719)	$-	$-	$(429,719)

Effect of Derivative Investments for the year ended December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Currency	Interest
	Risk	Rate Risk	Total

Realized Gain: Forward foreign currency contracts	$1,044,796	$-	$1,044,796

Futures contracts	-	30,697	30,697

Change in Net Unrealized Appreciation (Depreciation): Forward foreign currency contracts	49,434	-	49,434

Futures contracts	-	(1,581)	(1,581)

Total	$1,094,230	$29,116	$1,123,346

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures
	Contracts	Contracts

Average notional value	$46,751,272	$1,120,109

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities purchases of $1,880,377.

Invesco V.I. Equity and Income Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020
Ordinary income*	$35,366,268	$29,918,266
Long-term capital gain	-	47,332,212
Total distributions	$35,366,268	$77,250,478

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$33,569,662

Undistributed long-term capital gain	131,814,457

Net unrealized appreciation - investments	324,694,584

Net unrealized appreciation - foreign currencies	9,258

Temporary book/tax differences	(122,233)

Shares of beneficial interest	873,188,401

Total net assets	$1,363,154,129

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, convertible securities,equity securities, amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $351,734,714 and $570,045,989, respectively. Cost of investments, including any derivatives, on a tax basis    includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$335,999,865
Aggregate unrealized (depreciation) of investments	(11,305,281)

Net unrealized appreciation of investments	$324,694,584

Cost of investments for tax purposes is $1,112,575,898.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of contingent payment debt instruments, grantor trusts, amortization and accretion on debt securities, on December 31, 2021, undistributed net investment income was increased by $4,351,145, undistributed net realized gain was decreased by $2,863,485 and shares of beneficial interest was decreased by $1,487,660. Further, as a result of tax deferrals acquired in the reorganization of Invesco V.I. Managed Volatility Fund into the Fund, undistributed net investment income was decreased by $108,681, undistributed net realized gain was decreased by $2,486,418 and shares of beneficial interest was increased by $2,595,099. These reclassifications had no effect on the net assets of the Fund.

Invesco V.I. Equity and Income Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount
Sold:
Series I	500,860	$10,189,630	192,505	$3,212,832

Series II	1,860,777	37,310,495	8,497,726	137,573,138

Issued as reinvestment of dividends:
Series I	107,752	2,210,004	166,556	2,664,901

Series II	1,626,902	33,156,264	4,685,024	74,585,577

Issued in connection with acquisitions:(b)
Series I	1,421,249	28,595,529	-	-

Series II	55,570	1,110,840	-	-

Reacquired:
Series I	(599,027)	(12,102,378)	(851,279)	(13,966,033)

Series II	(9,775,168)	(193,486,611)	(15,407,946)	(239,645,054)

Net increase (decrease) in share activity	(4,801,085)	$(93,016,227)	(2,717,414)	$(35,574,639)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 71% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 30, 2021, the Fund acquired all the net assets of Invesco V.I. Managed Volatility Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on December 3, 2020 and by the shareholders of the Target Fund on April 5, 2021. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 1,476,819 shares of the Fund for 2,408,211 shares outstanding of the Target Fund as of the close of business on April 30, 2021. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 30, 2021. The Target Fund’s net assets as of the close of business on April 30, 2021 of $29,706,369, including $8,543,643 of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,356,523,614 and $1,386,229,983 immediately after the acquisition.

The pro forma results of operations for the year ended December 31, 2021 assuming the reorganization had been completed on January 1, 2021, the beginning of the annual reporting period are as follows:

Net investment income	$13,487,872
Net realized/unrealized gains	212,925,767
Change in net assets resulting from operations	$226,413,639

Invesco V.I. Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Equity and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Equity and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,047.00	$2.84	$1,022.43	$2.80	0.55%
Series II	1,000.00	1,045.60	4.12	1,021.17	4.08	0.80

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	56.31%
Corporate Dividends Received Deduction*	44.70%
U.S. Treasury Obligations*	3.16%
Qualified Business Income*	0.00%
Business Interest Income*	16.93%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Equity and Income Fund

Trustees and Officers  –(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School–Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management–Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Equity and Income Fund

Trustees and Officers  –(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

			N/A	N/A

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

			N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey–1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes–1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Equity and Income Fund

Trustees and Officers  –(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Equity and Income Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Global Core Equity Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at     invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	VIGCE-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Global Core Equity Fund (the Fund) underperformed the MSCI World Index, the Fund’s broad market/style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	15.97%
Series II Shares	15.71
MSCI World Index▼ (Broad Market/Style-Specific Index)	21.82
Lipper VUF Global Multi-Cap Value Funds Classification Average∎ (Peer Group)	17.45

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation, with value stocks outperforming growth stocks. The successful rollout of coronavirus (COVID-19) vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

    During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

    Developed global equity markets were flat in the third quarter of 2021 amid concerns about rising inflation, supply disruptions and the economic growth rate. Emerging market equities declined during the quarter, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and the potential default of a large Chinese property developer.

    Most developed global equity markets ended the fourth quarter of 2021 in positive territory despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in higher costs for companies and consumers. Emerging market equities declined due to COVID-19 concerns and China’s ongoing regulatory tightening and slowing economic growth. Overall, developed market equities outperformed emerging market equities for the fiscal year.

    The Fund underperformed its benchmark, the MSCI World Index, primarily due to investments in the consumer staples, financials and information technology sectors which underperformed those of the benchmark over the fiscal year. In contrast, the Fund’s investments in the communication services sector outperformed the benchmark over the year partially offsetting these underperformance factors.

    The most significant individual contributors over the period included Microsoft and Alphabet. Shares in Alphabet have performed well as a result of posting strong earnings and sales results over the fiscal year. The company’s core internet search and digital advertising business has a dominant market share and is well-positioned to benefit from secular growth trends in digital advertising. Shares in Microsoft, one of the largest software companies in the world, rose over the fiscal year as demand for Microsoft’s cloud-based business services continues to drive strong operating results.

    The most significant individual detractors during the fiscal year included Alibaba and Sabre. Alibaba is a Chinese multinational technology company that specializes in e-commerce, retail, internet and technology. Shares in Alibaba fell over the fiscal year due to increased regulatory crackdowns by the Chinese government and fears that more punitive actions by regulators would impair Alibaba’s profitability or assets. Sabre is a leading technology firm, serving the global travel and tourism industry. Shares in Sabre declined over the fiscal year due to the recent surge in COVID-19 cases related to the recent Omicron variant, which depressed travel demand over the quarter.

    Thank you for your investment in Invesco V.I. Global Core Equity Fund.

Portfolio manager(s):

Michael Hatcher

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Global Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/31/11

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21

Series I Shares
Inception (1/2/97)	5.95%
10 Years	9.72
5 Years	11.34
1 Year	15.97

Series II Shares
Inception (6/1/10)	8.75%
10 Years	9.45
5 Years	11.07
1 Year	15.71

Effective June 1, 2010, Class I shares of the predecessor fund, Universal Funds Global Value Equity Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares of Invesco Van Kampen V.I. Global Value Equity Fund (renamed Invesco V.I. Global Core Equity Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I shares are those of the Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund

distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Global Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Core Equity Fund

Supplemental Information

Invesco V.I. Global Core Equity Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including US issuers.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper VUF Global Multi-Cap Value Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Global Multi-Cap Value Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Global Core Equity Fund

Fund Information

Portfolio Composition

By country	% of total net assets

United States	52.41%
United Kingdom	8.82
Germany	8.64
Switzerland	6.53
France	3.02
Hong Kong	2.79
China	2.74
Belgium	2.65
Netherlands	2.55

Countries, each less than 2% of portfolio	3.70
Money Market Funds Plus Other Assets Less Liabilities	6.15

Top 10 Equity Holdings*

% of total net assets
1. Visa, Inc., Class A	4.94%
2. Microsoft Corp.	4.81
3. Alphabet, Inc., Class A	4.50
4. SAP SE	4.48
5. KION Group AG	4.16
6. Charter Communications, Inc., Class A	3.81
7. Temenos AG	3.74
8. Equinix, Inc.	3.65
9. British American Tobacco PLC	3.50
10. London Stock Exchange Group PLC	3.48

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Global Core Equity Fund

Schedule of Investments

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–93.85%
Belgium–2.65%
Anheuser-Busch InBev S.A./N.V., ADR(a)	33,151	$2,007,293

Canada–1.44%
Constellation Software, Inc.	588	1,090,953

China–2.74%
Alibaba Group Holding Ltd., ADR(b)	4,740	563,065

Kweichow Moutai Co. Ltd., A Shares	4,700	1,511,600

		2,074,665

Finland–1.25%
Kone OYJ, Class B	13,271	943,710

France–3.02%
LVMH Moet Hennessy Louis Vuitton SE	2,770	2,285,805

Germany–8.64%
KION Group AG	28,682	3,150,882

SAP SE	23,783	3,396,712

		6,547,594

Hong Kong–2.79%
AIA Group Ltd.	210,000	2,117,098

Japan–1.01%
FANUC Corp.	1,900	402,773

Nabtesco Corp.	12,300	364,157

		766,930

Netherlands–2.55%
Topicus.com, Inc.(b)	21,025	1,929,723

Switzerland–6.53%
Cie Financiere Richemont S.A., Wts., expiring 11/22/2023(b)	40,270	44,195

Roche Holding AG	5,006	2,075,164

Temenos AG	20,510	2,830,141

		4,949,500

United Kingdom–8.82%
British American Tobacco PLC	71,624	2,653,768

Dechra Pharmaceuticals PLC	8,098	583,630

Imperial Brands PLC	37,267	814,933

London Stock Exchange Group PLC	28,131	2,633,006

		6,685,337

	Shares	Value

United States–52.41%
Accenture PLC, Class A	6,328	$2,623,272

Alphabet, Inc., Class A(b)	1,177	3,409,816

Analog Devices, Inc.	14,264	2,507,183

Aon PLC, Class A	7,349	2,208,815

Aptiv PLC(b)	14,014	2,311,609

AutoZone, Inc.(b)	1,190	2,494,704

Becton, Dickinson and Co.	8,066	2,028,438

Charter Communications, Inc., Class A(b)	4,422	2,883,011

Equinix, Inc.	3,272	2,767,589

Flowserve Corp.	16,083	492,140

Honeywell International, Inc.	11,006	2,294,861

Microsoft Corp.	10,827	3,641,337

Sabre Corp.(a)(b)	240,533	2,066,179

Visa, Inc., Class A	17,283	3,745,399

Walt Disney Co. (The)(b)	12,345	1,912,117

Zoetis, Inc.	9,530	2,325,606

		39,712,076

Total Common Stocks & Other Equity Interests (Cost $56,949,089)		71,110,684

Money Market Funds–6.17%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	1,638,209	1,638,209

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(c)(d)	1,164,553	1,164,786

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	1,872,239	1,872,239

Total Money Market Funds (Cost $4,675,287)		4,675,234

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.02% (Cost $61,624,376)		75,785,918

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.30%
Invesco Private Government Fund, 0.02%(c)(d)(e)	1,204,237	1,204,237

Invesco Private Prime Fund, 0.11%(c)(d)(e)	2,809,324	2,809,885

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,014,251)		4,014,122

TOTAL INVESTMENTS IN SECURITIES–105.32% (Cost $65,638,627)		79,800,040

OTHER ASSETS LESS LIABILITIES–(5.32)%		(4,030,575)

NET ASSETS–100.00%		$75,769,465

Investment Abbreviations:

ADR - American Depositary Receipt

Wts. - Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at December 31, 2021.
(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$559,248	$6,080,193	$(5,001,232)	$-	$-	$1,638,209	$148

Invesco Liquid Assets Portfolio, Institutional Class	343,859	4,337,565	(3,516,552)	(36)	(50)	1,164,786	53

Invesco Treasury Portfolio, Institutional Class	639,140	6,948,792	(5,715,693)	-	-	1,872,239	63

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	730,505	11,334,497	(10,860,765)	-	-	1,204,237	107*

Invesco Private Prime Fund	1,095,758	24,192,777	(22,478,045)	(129)	(476)	2,809,885	1,363*

Total	$3,368,510	$52,893,824	$(47,572,287)	$(165)	$(526)	$8,689,356	$1,734

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $56,949,089)*	$71,110,684

Investments in affiliated money market funds, at value (Cost $8,689,538)	8,689,356

Foreign currencies, at value (Cost $54,951)	54,252

Receivable for:
Investments sold	84,019

Fund shares sold	362

Dividends	103,390

Investment for trustee deferred compensation and retirement plans	24,345

Other assets	298

Total assets	80,066,706

Liabilities:
Payable for:
Investments purchased	39,953

Fund shares reacquired	103,666

Amount due custodian	38,049

Collateral upon return of securities loaned	4,014,251

Accrued fees to affiliates	36,136

Accrued other operating expenses	37,906

Trustee deferred compensation and retirement plans	27,280

Total liabilities	4,297,241

Net assets applicable to shares outstanding	$75,769,465

Net assets consist of:
Shares of beneficial interest	$57,445,193

Distributable earnings	18,324,272

$75,769,465

Net Assets:
Series I	$65,044,152

Series II	$10,725,313

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,844,590

Series II	963,191

Series I:
Net asset value per share	$11.13

Series II:
Net asset value per share	$11.14

*	At December 31, 2021, securities with an aggregate value of $3,881,053 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $34,117)	$887,333

Dividends from affiliated money market funds (includes securities lending income of $3,234)	3,498

Non-cash dividend income	55,111

Total investment income	945,942

Expenses:
Advisory fees	498,786

Administrative services fees	122,225

Distribution fees - Series II	27,341

Transfer agent fees	7,499

Trustees’ and officers’ fees and benefits	23,183

Reports to shareholders	9,259

Professional services fees	44,895

Other	5,705

Total expenses	738,893

Less: Fees waived	(481)

Net expenses	738,412

Net investment income	207,530

Realized and unrealized gain (loss) from:
Net realized gain (loss) from: Unaffiliated investment securities	4,096,123

Affiliated investment securities	(526)

Foreign currencies	(4,060)

4,091,537

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	6,513,971

Affiliated investment securities	(165)

Foreign currencies	(2,600)

6,511,206

Net realized and unrealized gain	10,602,743

Net increase in net assets resulting from operations	$10,810,273

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$207,530	$692,045

Net realized gain	4,091,537	13,216,988

Change in net unrealized appreciation (depreciation)	6,511,206	(6,493,647)

Net increase in net assets resulting from operations	10,810,273	7,415,386

Distributions to shareholders from distributable earnings:
Series I	(10,897,710)	(704,199)

Series II	(1,801,903)	(103,806)

Total distributions from distributable earnings	(12,699,613)	(808,005)

Share transactions–net:
Series I	8,578,868	(7,426,489)

Series II	316,507	(1,056,266)

Net increase (decrease) in net assets resulting from share transactions	8,895,375	(8,482,755)

Net increase (decrease) in net assets	7,006,035	(1,875,374)

Net assets:
Beginning of year	68,763,430	70,638,804

End of year	$75,769,465	$68,763,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/21	$11.49	$0.04	$1.81	$1.85	$(0.12)	$(2.09)	$(2.21)	$11.13	15.97%	$65,044	0.96%	0.96%	0.31%	27%
Year ended 12/31/20	10.28	0.11	1.24	1.35	(0.14)	-	(0.14)	11.49	13.23	58,139	1.00	1.00	1.14	127
Year ended 12/31/19	8.99	0.15	2.03	2.18	(0.15)	(0.74)	(0.89)	10.28	25.20	60,078	1.01	1.01	1.54	24
Year ended 12/31/18	10.73	0.13	(1.76)	(1.63)	(0.11)	-	(0.11)	8.99	(15.32)	54,854	1.02	1.02	1.19	26
Year ended 12/31/17	8.83	0.09	1.93	2.02	(0.12)	-	(0.12)	10.73	22.90	73,716	1.04	1.04	0.95	69
Series II
Year ended 12/31/21	11.50	0.01	1.82	1.83	(0.10)	(2.09)	(2.19)	11.14	15.71	10,725	1.21	1.21	0.06	27
Year ended 12/31/20	10.28	0.09	1.24	1.33	(0.11)	-	(0.11)	11.50	13.03	10,625	1.25	1.25	0.89	127
Year ended 12/31/19	8.99	0.13	2.02	2.15	(0.12)	(0.74)	(0.86)	10.28	24.82	10,561	1.26	1.26	1.29	24
Year ended 12/31/18	10.73	0.10	(1.75)	(1.65)	(0.09)	-	(0.09)	8.99	(15.54)	9,616	1.27	1.27	0.94	26
Year ended 12/31/17	8.83	0.07	1.92	1.99	(0.09)	-	(0.09)	10.73	22.60	13,043	1.29	1.29	0.70	69

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. Global Core Equity Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. Global Core Equity Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.670%

Next $500 million	0.645%

Next $1 billion	0.620%

Next $1 billion	0.595%

Next $1 billion	0.570%

Over $4.5 billion	0.545%

    For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.67%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

    For the year ended December 31, 2021, the Adviser waived advisory fees of $481.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $10,631 for accounting and fund administrative services and was reimbursed $111,594 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

    For the year ended December 31, 2021, the Fund incurred $921 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Global Core Equity Fund

NOTE 3–Additional Valuation Information

    GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Belgium	$2,007,293	$–	$–	$2,007,293

Canada	1,090,953	–	–	1,090,953

China	563,065	1,511,600	–	2,074,665

Finland	–	943,710	–	943,710

France	–	2,285,805	–	2,285,805

Germany	–	6,547,594	–	6,547,594

Hong Kong	–	2,117,098	–	2,117,098

Japan	–	766,930	–	766,930

Netherlands	1,929,723	–	–	1,929,723

Switzerland	44,195	4,905,305	–	4,949,500

United Kingdom	–	6,685,337	–	6,685,337

United States	39,712,076	–	–	39,712,076

Money Market Funds	4,675,234	4,014,122	–	8,689,356

Total Investments	$50,022,539	$29,777,501	$–	$79,800,040

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020

Ordinary income*	$3,639,471	$808,005

Long-term capital gain	9,060,142	–

Total distributions	$12,699,613	$808,005

*	Includes short-term capital gain distributions, if any.

Invesco V.I. Global Core Equity Fund

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$2,249,829

Undistributed long-term capital gain	1,975,061

Net unrealized appreciation – investments	14,115,334

Net unrealized appreciation (depreciation) – foreign currencies	(608)

Temporary book/tax differences	(15,344)

Shares of beneficial interest	57,445,193

Total net assets	$75,769,465

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $19,268,658 and $26,288,493, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$15,028,359

Aggregate unrealized (depreciation) of investments	(913,025)

Net unrealized appreciation of investments	$14,115,334

    Cost of investments for tax purposes is $65,684,706.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2021, undistributed net investment income was decreased by $3,854 and undistributed net realized gain was increased by $3,854. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	422,604	$5,215,802	130,346	$1,243,563

Series II	6,831	87,378	22,355	207,894

Issued as reinvestment of dividends:
Series I	972,142	10,897,710	67,388	704,199

Series II	160,422	1,799,935	9,908	103,806

Reacquired:
Series I	(609,870)	(7,534,644)	(984,491)	(9,374,251)

Series II	(128,015)	(1,570,806)	(135,324)	(1,367,966)

Net increase (decrease) in share activity	824,114	$8,895,375	(889,818)	$(8,482,755)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 84% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Global Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs,    and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,019.50	$4.78	$1,020.47	$4.79	0.94%
Series II	1,000.00	1,018.90	6.06	1,019.21	6.06	1.19
[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$9,060,142
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	10.17%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes– 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Core Equity Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Global Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIGLBL-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Global Fund (the Fund) underperformed the MSCI All Country World Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	15.49%
Series II Shares	15.17
MSCI All Country World Index▼	18.54
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation, with value stocks outperforming growth stocks. The successful rollout of coronavirus (COVID-19) vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation, with value stocks outperforming growth stocks. The successful rollout of coronavirus (COVID- 19) vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

Developed global equity markets were flat in the third quarter of 2021 amid concerns about rising inflation, supply disruptions and the economic growth rate. Emerging market equities declined during the quarter, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and the potential default of a large Chinese property developer.

Most developed global equity markets ended the fourth quarter of 2021 in positive territory despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in higher costs for companies and consumers. Emerging market equities declined due to COVID-19 concerns and China’s ongoing regulatory tightening and slowing economic growth. Overall, developed market equities outperformed emerging market equities for the fiscal year.

The Fund outperformed the MSCI All Country World Index in 6 of 11 sectors. Stock selection in the communication services and real estate sectors, as well as an underweight in the consumer staples sector, added most to relative Fund performance compared to the MSCI All Country World Index. Stock se-

lection in the information technology, consumer discretionary and health care sectors detracted most from relative performance.

On a geographic basis, stock selection in India, France and Sweden contributed most to relative Fund performance during the fiscal year. Stock selection in Japan, Brazil and the United States detracted the most from relative Fund performance.

The top three individual contributors to Fund performance during the year were Alphabet, Intuit and S&P Global. Alphabet is our largest holding. The company has a collection of businesses that possess large competitive moats and are well positioned for the future. It is the leading company in many of the most relevant technology trends now and in the visible future. We do not see credible threats to this on the horizon. Intuit has done some good acquisitions in recent years and executed well against them. This has built nicely upon their foundation of tax and small-medium bookkeeping software. The ecosystem they have built aspires to be the de-facto operating platform for small businesses. S&P Global as we have written before is a big beneficiary of two big trends, debt issuance and passive investing. Neither seems poised to change much in the foreseeable future.

The top three individual detractors from Fund performance during the year were JD.com, StoneCo and Farfetch. JD.com dropped by 20% in 2021. The year was marked by regulatory interventions by the Chinese government into its e-commerce/ internet ecosystem which spread a measure of general fear. Those interventions, however, were an effort to roll back blatantly anticompetitive business practices. JD, on balance, is a beneficiary of it, which is perhaps why it is down far less than most others. StoneCo stumbled in 2021 in a poorly executed effort to expand beyond its core payments business in Brazil, into local lending. That effort halted, having been a fiasco. The economic environment in Brazil has also deteriorated with high inflation and rising interest rates. We still believe that the business can do well but it may take more time. Farfetch Class A shares were down sharply last year for several reasons. First, it had soared by more than 900%1 in 2020 from the lows of March until early 2021. It makes sense that it would give some of that back. Second, the Chinese government began to discuss the idea of “common prosperity” which caused a pullback in all luxury shares in the second half of the year. Third, there have been rumblings of a deal with Richemont to combine their platforms, which has created some questions about what the future will look like. We did not add or trim the position during the year.

Our holdings are selected for the sustainability of their purpose and the sensibility of their price. If we have this combination well calibrated, our portfolio should be able to weather most transient issues well and create meaningful economic value for our clients.

We thank you for your continued investment in Invesco V.I. Global Fund.

1 Source: FactSet Research Systems

Portfolio manager(s):

John Delano

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Global Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21

Series I Shares
Inception (11/12/90)	10.80%
10 Years	14.24
5 Years	18.18
1 Year	15.49

Series II Shares
Inception (7/13/00)	7.74%
10 Years	13.96
5 Years	17.88
1 Year	15.17

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Global Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Global Fund (renamed Invesco V.I. Global Fund on April 30, 2021). Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Invesco V.I. Global Fund, a series portfolio of AIM Variable Insurance Funds (In-vesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Fund

Supplemental Information

Invesco V.I. Global Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mip-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Global Fund

Fund Information

Portfolio Composition

By country		% of total net assets
United States		57.86%
Japan		11.98
France		11.44
India		4.45
China		3.61
Sweden		3.47
Germany		2.53
Countries, each less than 2% of portfolio		4.06
Money Market Funds Plus Other Assets Less Liabilities		0.60

Top 10 Equity Holdings*

		% of total net assets
1.	Alphabet, Inc., Class A	11.25%
2.	Intuit, Inc.	6.47
3.	S&P Global, Inc.	5.28
4.	LVMH Moet Hennessy Louis Vuitton SE	5.25
5.	Meta Platforms, Inc., Class A	5.08
6.	Adobe, Inc.	4.25
7.	Analog Devices, Inc.	3.40
8.	Nidec Corp.	3.30
9.	JD.com, Inc., ADR	3.27
10.	Keyence Corp.	3.03

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Global Fund

Schedule of Investments

December 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests–99.40%
Brazil–0.24%

StoneCo Ltd., Class A(a)	382,227	$6,444,347

China–3.61%

JD.com, Inc., ADR(a)	1,280,958	89,756,727
Meituan, B Shares(a)(b)	322,500	9,323,442
		99,080,169

Denmark–0.22%

Ambu A/S, Class B	234,767	6,144,747

France–11.44%

Airbus SE(a)	631,308	80,626,754
Dassault Systemes SE	179,897	10,671,881
Kering S.A.	97,668	78,368,156
LVMH Moet Hennessy Louis Vuitton SE	174,526	144,018,918
		313,685,709

Germany–2.53%

SAP SE	485,195	69,296,038

India–4.45%

DLF Ltd.	14,194,533	74,575,357
ICICI Bank Ltd., ADR	2,401,795	47,531,524
		122,106,881

Italy–0.39%

Brunello Cucinelli S.p.A.(a)	155,980	10,711,788

Japan–11.98%

FANUC Corp.	52,000	11,023,263
Keyence Corp.	132,244	83,110,346
Murata Manufacturing Co. Ltd.	873,700	69,366,997
Nidec Corp.	770,600	90,584,718

Omron Corp.	453,200	45,157,901
TDK Corp.	747,700	29,189,836
		328,433,061

Netherlands–0.90%

ASML Holding N.V.	25,640	20,444,636
uniQure N.V. (a)	208,190	4,317,860
		24,762,496

Spain–0.20%

Industria de Diseno Textil S.A.	171,775	5,566,954

Sweden–3.47%

Assa Abloy AB, Class B	1,291,549	39,234,591
Atlas Copco AB, Class A	806,804	55,849,830
		95,084,421

Switzerland–0.98%

Lonza Group AG	21,464	17,880,445
Zur Rose Group AG(a)	34,870	9,001,873
		26,882,318

United Kingdom–1.13%

Farfetch Ltd., Class A(a)	740,922	24,769,022

	Shares	Value
United Kingdom–(continued)

Prudential PLC	353,550	$6,096,637

		30,865,659

United States–57.86%

Adobe, Inc.(a)	205,512	116,537,635
Agilent Technologies, Inc.	374,593	59,803,772
Alphabet, Inc., Class A(a)	106,502	308,540,554
Amazon.com, Inc.(a)	7,402	24,680,785
Analog Devices, Inc.	529,512	93,072,324
Avantor, Inc.(a)	1,185,166	49,942,895
Boston Scientific Corp.(a)	338,038	14,359,854
Castle Biosciences, Inc.(a)	82,077	3,518,641
Charles River Laboratories International, Inc.(a)	38,027	14,327,813
Danaher Corp.	32,448	10,675,717
Dun & Bradstreet Holdings, Inc.(a)	202,371	4,146,582
Equifax, Inc.	211,412	61,899,320
Fidelity National Information Services, Inc.	235,912	25,749,795
Illumina, Inc.(a)	52,668	20,037,014
Intuit, Inc.	275,843	177,427,734
Intuitive Surgical, Inc.(a)	40,632	14,599,078
IQVIA Holdings, Inc.(a)	77,357	21,825,504
Marriott International, Inc., Class A(a)	25,239	4,170,492
Marvell Technology, Inc.	181,341	15,865,524
Meta Platforms, Inc., Class A(a)	413,663	139,135,550
Microsoft Corp.	98,691	33,191,757
Natera, Inc.(a)	86,000	8,031,540
NVIDIA Corp.	51,796	15,233,722
Omnicell, Inc.(a)	68,860	12,425,098
PayPal Holdings, Inc.(a)	156,442	29,501,832
Phathom Pharmaceuticals, Inc.(a)	226,652	4,458,245
Qualtrics International, Inc., Class A(a)	318,046	11,258,828
S&P Global, Inc.	306,593	144,690,435
Splunk, Inc.(a)	83,321	9,641,906
United Parcel Service, Inc., Class B	293,673	62,945,871
Veracyte, Inc.(a)	334,403	13,777,404
Visa, Inc., Class A	155,289	33,652,679
Walt Disney Co. (The)(a)	180,161	27,905,137
		1,587,031,037
Total Common Stocks & Other Equity Interests (Cost $794,266,812)		2,726,095,625

Preferred Stocks–0.00%

India–0.00%

Zee Entertainment Enterprises Ltd., 6.00%, Pfd. (acquired 03/13/2001 - 07/04/2001, Cost $2.09)(c) (Cost $0)	4,053,320	113,962
Money Market Funds–0.57%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	5,237,804	5,237,805
Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(d)(e)	4,385,213	4,386,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Fund

	Shares	Value
Money Market Funds–(continued)

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	5,986,062	$5,986,062
Total Money Market Funds (Cost $15,609,957)		15,609,957
TOTAL INVESTMENTS IN SECURITIES–99.97% (Cost $809,876,769)		2,741,819,544
OTHER ASSETS LESS LIABILITIES–0.03%		829,640
NET ASSETS–100.00%		$2,742,649,184

Investment Abbreviations:

ADR – American Depositary Receipt

Pfd. – Preferred

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2021 represented less than 1% of the Fund’s Net Assets.

(c)	Restricted security. The value of this security at December 31, 2021 represented less than 1% of the Fund’s Net Assets.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,723,917	$ 92,965,770	$ (89,451,882)	$ -	$ -	$ 5,237,805	$ 813

Invesco Liquid Assets Portfolio, Institutional Class	1,231,011	66,255,807	(63,100,220)	123	(631)	4,386,090	325

Invesco Treasury Portfolio, Institutional Class	1,970,192	106,246,594	(102,230,724)	-	-	5,986,062	348

Total	$4,925,120	$265,468,171	$(254,782,826)	$123	$(631)	$15,609,957	$1,486

(e) The rate shown is the 7-day SEC standardized yield as of December 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $794,266,812)	$2,726,209,587

Investments in affiliated money market funds, at value (Cost $15,609,957)	15,609,957

Cash	134,140

Foreign currencies, at value (Cost $414,268)	410,710

Receivable for: Fund shares sold	1,897,933

Dividends	3,948,439

Investment for trustee deferred compensation and retirement plans	218,788

Other assets	11,165

Total assets	2,748,440,719

Liabilities:
Payable for:
Fund shares reacquired	775,907

Accrued foreign taxes	3,238,506

Accrued fees to affiliates	1,391,572

Accrued other operating expenses	166,762

Trustee deferred compensation and retirement plans	218,788

Total liabilities	5,791,535

Net assets applicable to shares outstanding	$2,742,649,184

Net assets consist of:
Shares of beneficial interest	$497,710,467

Distributable earnings	2,244,938,717

$2,742,649,184

Net Assets:
Series I	$1,484,705,766

Series II	$1,257,943,418

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	25,949,295

Series II	22,390,489

Series I:
Net asset value per share	$57.22

Series II:
Net asset value per share	$56.18

Statement of Operations For the year ended December 31, 2021
Investment income:
Dividends (net of foreign withholding taxes of $1,433,166)	$14,152,447

Dividends from affiliated money market funds	1,486

Non-cash dividend income	982,000

Total investment income	15,135,933

Expenses:
Advisory fees	17,272,006

Administrative services fees	4,551,967

Custodian fees	72,598

Distribution fees - Series II	3,307,181

Transfer agent fees	118,813

Trustees’ and officers’ fees and benefits	46,419

Professional services fees	183,917

Other	(286,361)

Total expenses	25,266,540

Less: Fees waived	(367,632)

Net expenses	24,898,908

Net investment income (loss)	(9,762,975)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $68)	343,320,486

Affiliated investment securities	(631)

Foreign currencies	29,913

343,349,768

Change in net unrealized appreciation (depreciation) of: Unaffiliated investment securities (net of foreign taxes of $3,033,780)	71,388,681

Affiliated investment securities	123

Foreign currencies	(311,062)

71,077,742

Net realized and unrealized gain	414,427,510

Net increase in net assets resulting from operations	$404,664,535

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(9,762,975)	$(3,076,160)

Net realized gain	343,349,768	143,400,974

Change in net unrealized appreciation	71,077,742	454,163,940

Net increase in net assets resulting from operations	404,664,535	594,488,754

Distributions to shareholders from distributable earnings:
Series I	(74,843,220)	(54,374,979)

Series II	(64,990,704)	(46,721,722)

Total distributions from distributable earnings	(139,833,924)	(101,096,701)

Share transactions–net:
Series I	(91,025,858)	(164,348,638)
Series II	(192,722,461)	(89,155,546)

Net increase (decrease) in net assets resulting from share transactions	(283,748,319)	(253,504,184)

Net increase (decrease) in net assets	(18,917,708)	239,887,869

Net assets:
Beginning of year	2,761,566,892	2,521,679,023

End of year	$2,742,649,184	$2,761,566,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income (loss) to average net assets	Portfolio turnover (d)

Series I
Year ended 12/31/21	$52.12	$(0.13)	$8.23	$8.10	$–	$(3.00)	$(3.00)	$57.22	15.49%	$1,484,706	0.77%	0.78%	(0.23)%	7%
Year ended 12/31/20	42.55	(0.01)	11.51	11.50	(0.31)	(1.62)	(1.93)	52.12	27.64	1,438,773	0.77	0.81	(0.01)	13
Year ended 12/31/19	38.00	0.29	11.03	11.32	(0.40)	(6.37)	(6.77)	42.55	31.79	1,334,573	0.77	0.80	0.70	23
Year ended 12/31/18	47.42	0.37	(5.99)	(5.62)	(0.47)	(3.33)	(3.80)	38.00	(13.18)	1,160,317	0.78	0.78	0.81	16
Year ended 12/31/17	35.02	0.29	12.50	12.79	(0.39)	–	(0.39)	47.42	36.66	1,479,034	0.76	0.76	0.69	9

Series II
Year ended 12/31/21	51.36	(0.27)	8.09	7.82	–	(3.00)	(3.00)	56.18	15.17	1,257,943	1.02	1.03	(0.48)	7
Year ended 12/31/20	41.95	(0.11)	11.34	11.23	(0.20)	(1.62)	(1.82)	51.36	27.34	1,322,794	1.02	1.06	(0.26)	13
Year ended 12/31/19	37.53	0.18	10.89	11.07	(0.28)	(6.37)	(6.65)	41.95	31.45	1,187,107	1.02	1.04	0.45	23
Year ended 12/31/18	46.88	0.26	(5.92)	(5.66)	(0.36)	(3.33)	(3.69)	37.53	(13.39)	911,848	1.03	1.03	0.56	16
Year ended 12/31/17	34.64	0.18	12.36	12.54	(0.30)	–	(0.30)	46.88	36.32	1,309,590	1.01	1.01	0.43	9

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended December 31, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Global Fund, formerly Invesco Oppenheimer V.I. Global Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. Global Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $4.2 billion	0.600%
Over$5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.62%.

Invesco V.I. Global Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement excluding certain items discussed below) of Series I shares to 0.77% and Series II shares to 1.02% of the Fund’s average daily net assets (the “expense limits”). Effective May 1, 2022 through June 30, 2022, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement of Series I shares to 2.25% and Series II shares to 2.50% of the Fund’s average daily net asset. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $367,632.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $393,187 for accounting and fund administrative services and was reimbursed $4,158,780 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as

Distribution fees.

For the year ended December 31, 2021, the Fund incurred $1,523 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Global Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$6,444,347	$–	$–	$6,444,347
China	89,756,727	9,323,442	_	99,080,169
Denmark	–	6,144,747	–	6,144,747
France	–	313,685,709	–	313,685,709
Germany	–	69,296,038	–	69,296,038
India	47,645,486	74,575,357	–	122,220,843
Italy	–	10,711,788	–	10,711,788
Japan	–	328,433,061	–	328,433,061
Netherlands	4,317,860	20,444,636	–	24,762,496
Spain	–	5,566,954	–	5,566,954
Sweden	–	95,084,421	–	95,084,421
Switzerland	–	26,882,318	–	26,882,318
United Kingdom	24,769,022	6,096,637	–	30,865,659
United States	1,587,031,037	–	–	1,587,031,037
Money Market Funds	15,609,957	–	–	15,609,957
Total Investments	$1,775,574,436	$966,245,108	$–	$2,741,819,544

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020
Ordinary income*	$664,007	$13,783,397
Long-term capital gain	139,169,917	87,313,304
Total distributions	$139,833,924	$101,096,701

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Undistributed long-term capital gain	$325,485,310
Net unrealized appreciation – investments	1,919,815,665
Net unrealized appreciation (depreciation) – foreign currencies	(160,337)
Temporary book/tax differences	(201,921)
Shares of beneficial interest	497,710,467
Total net assets	$2,742,649,184

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

Invesco V.I. Global Fund

NOTE   7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $203,326,826 and $649,381,771, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,943,807,828
Aggregate unrealized (depreciation) of investments	(23,992,163)
Net unrealized appreciation of investments	$1,919,815,665

Cost of investments for tax purposes is $822,003,879.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2021, undistributed net investment income (loss) was increased by $9,754,583, undistributed net realized gain was decreased by $7,850,074 and shares of beneficial interest was decreased by $1,904,509. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

		Summary of Share Activity
	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount
Sold:
Series I	1,087,526	$61,384,048	1,282,828	$53,569,521
Series II	786,412	43,542,860	4,607,818	189,694,783
Issued as reinvestment of dividends:
Series I	1,297,784	74,843,220	1,182,836	54,374,979
Series II	1,147,232	64,990,704	1,030,929	46,721,722
Reacquired:
Series I	(4,038,886)	(227,253,126)	(6,229,273)	(272,293,138)
Series II	(5,300,318)	(301,256,025)	(8,181,254)	(325,572,051)
Net increase (decrease) in share activity	(5,020,250)	$(283,748,319)	(6,306,116)	$(253,504,184)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Global Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Oppenheimer Global Fund/VA (subsequently renamed Invesco V.I. Global Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Global Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs,    and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,033.70	$3.95	$1,021.32	$3.92	0.77%
Series II	1,000.00	1,032.30	5.22	1,020.06	5.19	1.02

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$139,169,917
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%

Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School—Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey–1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes– 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Global Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Global Real Estate Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIGRE-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2021, Series I shares of Invesco V.I. Global Real Estate Fund (the Fund) outperformed the Custom Invesco Global Real Estate Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	25.71%
Series II Shares	25.44
MSCI World Index▼ (Broad Market Index)	21.82
Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	24.22
Lipper VUF Real Estate Funds Classification Average◆ (Peer Group)	42.52

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation, with value and cyclical recovery stocks outperforming growth stocks. The successful rollout of coronavirus (COVID-19) vaccinations in the US and UK benefited equity markets. Listed real estate performed well, with performance led by the US, Hong Kong and Japan, while European and Australian listed real estate lagged.

During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities. Listed real estate generated returns inline with broader global equities. US REITs performed best, followed by Europe, while Asia lagged.

Developed global equity markets were flat in the third quarter of 2021 amid concerns about rising inflation, supply disruptions and the economic growth rate. Emerging market equities declined during the quarter, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and the potential default of a large Chinese property developer. Performance for listed real estate was volatile during the quarter, consistent with the broader macro crosscurrents impacting equities.

Most developed global equity markets ended the fourth quarter of 2021 in positive territory despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in higher costs for companies and consumers. Emerging market equities declined due to COVID-19 concerns and China’s ongoing regulatory tightening and slowing economic growth. Overall, developed listed real estate outperformed emerging market listed real estate for the fiscal year.

At the start of the fiscal year, market sentiment was focused on expectations of cyclical recovery, with anticipated out-performance for stocks with cheaper valuations and earnings recovery prospects. These factors have performed well in general equity markets, but for real estate, quality, growth, momentum and higher valuation characteristics outperformed. This was a continuation of outperformance for many of the 2020 winners. Throughout the fiscal year, the portfolio retained overweight exposure to these types of companies that have structural growth tailwinds.

From a country perspective, the largest contributors to the Fund’s relative performance in the fiscal year were stock selection and an overweight to the US, stock selection in the United Kingdom and no exposure to Switzerland. The largest detractors to relative performance were an overweight and stock selection in Germany, stock selection in Hong Kong, overweight in Italy, and overweight exposure in China (the benchmark had no exposure).

From a sector perspective, the largest contributors to the Fund’s relative performance during the fiscal year were overweight exposure and security selection to residential, with key contributions from US multi-family properties. Additional relative contributors included overweight exposure to industrial and underweight exposure to retail. The largest detractors to relative performance were stock selection in diversified, overweight exposure to infrastructure and underweight exposure to self-storage. The portfolio’s cash exposure also detracted relatively as the index has no cash exposure.

Top individual absolute contributors to the Fund’s performance during the fiscal year included Prologis and AvalonBay communities. Prologis owns a portfolio of high-quality industrial assets which are primarily located in global gateway markets. Fundamentals for the industrial sector were strong during the fiscal year, driven by e-commerce and investment in tenant supply chains. The company outperformed partly driven by its strong operating fundamentals, increasing external growth drivers, and access to low-cost capital. AvalonBay owns multi-family assets primarily in the coastal markets of the US. The overall apartment sector outperformed during the fiscal year as the market rewarded sectors expected to experience improving operating results amidst a continued economic recovery.

Top individual detractors from the Fund’s absolute performance included Vonovia and Americold Realty. Vonovia owns a portfolio of apartments in Germany, Sweden and Austria and has an attractive internal and external driven growth profile and a valuation below asset value and replacement cost. The stock underperformed after it made a surprise bid for a competitor, which should be a long-term positive, but will require the issue of new equity upon completion and thus weighed negatively on its stock price. The Fund continues to hold a position in the company. Americold owns a dominant position in cold storage and retains above-average longterm growth characteristics. The stock underperformed during the fiscal year as the company reduced guidance due to higher labor costs and a slow rebound of inventory levels. Longer-term demand trends and a favorable growth outlook remain intact.

The portfolio added exposure to structural growth sectors during the year, including industrial and residential. The portfolio’s industrial exposure benefits from high levels of demand for industrial assets, which is driving more capital value growth. Demand for large, modern warehouses is expanding rapidly and the supply of new assets is dominated by high levels of tenant demand. The portfolio also added residential exposure, focusing on single-family residential and apartments. Residential real estate is under-supplied in most countries around the world. This continues to form a good base for investment in the sector. In contrast, the portfolio reduced exposure to the office sector. Office markets remain somewhat in limbo with working from home still common. The sector faces longterm headwinds such as demand deceleration, supply headwinds, and rising cap-ex burdens. We anticipate these issues will remain very evident in larger office occupiers’ minds and investor preferences for many years to come.

The overall portfolio is biased toward companies with higher-quality assets, supply constrained real estate market exposure, lower leveraged balance sheets and better governance characteristics. The unpredictable macro and geopolitical environments suggest caution in taking significant active factors, country and currency exposures. As such, portfolio risk is still most likely to be allocated to stock-specific opportunities where there is a belief that attractive relative value exists.

Invesco V.I. Global Real Estate Fund

We thank you for your continued investment in Invesco V.I. Global Real Estate Fund.

Portfolio manager(s):

Mark Blackburn

James Cowen - Lead

Grant Jackson

Joe Rodriguez, Jr. - Lead

Darin Turner

Ping-Ying Wang - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

3   Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/21

Series I Shares
Inception (3/31/98)	7.71%
10 Years	8.11
5 Years	7.54
1 Year	25.71

Series II Shares
Inception (4/30/04)	7.54%
10 Years	7.84
5 Years	7.27
1 Year	25.44

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Invesco V.I. Global Real Estate Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You can-

not purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Real Estate Fund

Supplemental Information

Invesco V.I. Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/ Nareit Developed Index (gross) from fund inception through Feb. 17, 2005; the FTSE EPRA/Nareit Developed Index (net) from Feb. 18, 2005, through June 30, 2014; the FTSE EPRA Nareit Global Index (Net) from July 1, 2014 through June 30, 2021, and the FTSE EPRA Nareit Developed Index (Net) from July 1, 2021 onward. The FTSE EPRA/Nareit Developed index is considered representative of global real estate companies and REITs. The FTSE EPRA/Nareit Global Index is designed to track the performance of listed real estate companies and REITS in developed and emerging markets. The net version of indexes is computed using the net return, which withholds taxes for nonresident investors.

∎	The Lipper VUF Real Estate Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Real Estate Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Global Real Estate Fund

Fund Information
Portfolio Composition

By country	% of total net assets

United States	61.60%

Japan	8.76

Germany	5.34

United Kingdom	4.60

Hong Kong	4.39

Australia	3.82

Canada	2.25

Sweden	2.25

Singapore	2.14

Countries, each less than 2% of portfolio	3.81

Money Market Funds Plus Other Assets Less Liabilities	1.04

Top 10 Equity Holdings*

% of total net assets

1. Prologis, Inc.	9.02%

2. Invitation Homes, Inc.	4.54

3. AvalonBay Communities, Inc.	4.44

4. Welltower, Inc.	4.43

5. UDR, Inc.	4.06

6. Equinix, Inc.	4.00

7. Vonovia SE	3.61

8. VICI Properties, Inc.	3.20

9. Mid-America Apartment Communities, Inc.	3.19

10. Duke Realty Corp.	3.09

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Global Real Estate Fund

Schedule of Investments

December 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests–98.96%
Australia–3.82%
Charter Hall Group	22,029	$330,516
Goodman Group	56,064	1,082,611
GPT Group (The)	144,271	569,052
Mirvac Group	606,636	1,286,243
National Storage REIT	388,130	752,211
NEXTDC Ltd.(a)	78,205	726,278
Stockland	437,670	1,350,717
		6,097,628

Belgium–1.72%
Aedifica S.A.	9,533	1,247,219
Cofinimmo S.A.	5,802	928,221
Montea N.V.	3,833	576,970
		2,752,410

Canada–2.25%
Chartwell Retirement Residences	164,104	1,533,428
Killam Apartment REIT	31,937	595,592
Summit Industrial Income REIT	79,082	1,469,170
		3,598,190

France–0.79%
Gecina S.A.	9,071	1,268,759

Germany–5.34%
Aroundtown S.A.	217,549	1,317,662
Instone Real Estate Group SE(b)	14,292	270,641
Sirius Real Estate Ltd.	612,928	1,173,237
Vonovia SE	104,324	5,760,402
		8,521,942

Hong Kong–4.39%
CK Asset Holdings Ltd.	31,000	195,491
Hang Lung Properties Ltd.	370,000	761,157
Hongkong Land Holdings Ltd.	146,100	759,201
Kerry Properties Ltd.	206,500	537,810
Link REIT	87,900	774,359
New World Development Co. Ltd.	301,000	1,191,536
Sun Hung Kai Properties Ltd.	186,500	2,263,999
Wharf Real Estate Investment Co. Ltd.	102,000	518,135
		7,001,688

Italy–0.56%
Infrastrutture Wireless Italiane S.p.A.(b)	73,696	892,273

Japan–8.76%
Advance Residence Investment Corp.	278	919,873
GLP J-Reit	222	383,605
Japan Metropolitan Fund Investment Corp.	1,415	1,219,084
Japan Prime Realty Investment Corp.	161	558,179
Japan Real Estate Investment Corp.	116	658,528
Kenedix Office Investment Corp.	122	753,734
LaSalle Logiport REIT	181	318,593
Mitsubishi Estate Co. Ltd.	73,300	1,016,135
Mitsui Fudosan Co. Ltd.	129,058	2,556,547
Mitsui Fudosan Logistics Park, Inc.	159	891,547

	Shares	Value
Japan–(continued)
Nippon Accommodations Fund, Inc.	113	$651,564
Nippon Prologis REIT, Inc.	179	632,929
Nomura Real Estate Master Fund, Inc.	448	630,157
ORIX JREIT, Inc.	484	756,536
Tokyo Tatemono Co. Ltd.	21,800	318,426
Tokyu Fudosan Holdings Corp.	177,200	990,615
United Urban Investment Corp.	620	728,746
		13,984,798

Malta–0.00%
BGP Holdings PLC(c)	1,355,927	2

Singapore–2.14%
CapitaLand Integrated Commercial Trust	850,900	1,288,700
Digital Core REIT Management Pte Ltd.(a)	460,300	533,948
Mapletree Commercial Trust	388,600	576,729
Mapletree Industrial Trust	507,830	1,021,737
		3,421,114

Spain–0.74%
Cellnex Telecom S.A.(b)	20,261	1,176,355

Sweden–2.25%
Castellum AB	36,406	976,338
Samhallsbyggnadsbolaget i Norden AB, Class B	176,774	1,289,774
Wihlborgs Fastigheter AB	58,591	1,328,373
		3,594,485

United Kingdom–4.60%
Derwent London PLC	9,664	446,458
Grainger PLC	174,660	744,783
Safestore Holdings PLC	70,766	1,348,191
Segro PLC	139,668	2,713,084
Tritax Big Box REIT PLC	410,433	1,382,374
UNITE Group PLC (The)	47,214	708,572
		7,343,462

United States–61.60%
Alexandria Real Estate Equities, Inc.	4,726	1,053,709
American Homes 4 Rent, Class A	43,185	1,883,298
Americold Realty Trust	23,018	754,760
AvalonBay Communities, Inc.	28,067	7,089,444
Brixmor Property Group, Inc.	61,313	1,557,963
Camden Property Trust	10,433	1,864,168
Duke Realty Corp.	75,048	4,926,151
Equinix, Inc.	7,556	6,391,167
Essential Properties Realty Trust, Inc.	44,972	1,296,543
First Industrial Realty Trust, Inc.	26,596	1,760,655
Gaming and Leisure Properties, Inc.	21,881	1,064,729
Invitation Homes, Inc.	159,798	7,245,241
JBG SMITH Properties	10,280	295,139
Life Storage, Inc.	18,420	2,821,576
Mid-America Apartment Communities, Inc.	22,166	5,085,767
NETSTREIT Corp.	20,365	466,359
Outfront Media, Inc.	11,040	296,093
PotlatchDeltic Corp.	14,552	876,321

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
United States–(continued)
Prologis, Inc.	85,564	$14,405,555
Regency Centers Corp.	13,074	985,126
Rexford Industrial Realty, Inc.	53,308	4,323,812
Ryman Hospitality Properties, Inc.(a)	19,473	1,790,737
Simon Property Group, Inc.	16,428	2,624,702
SITE Centers Corp.	68,600	1,085,938
Sun Communities, Inc.	10,968	2,302,951
UDR, Inc.	107,985	6,478,020
Urban Edge Properties	73,505	1,396,595
Ventas, Inc.	79,006	4,038,787
VICI Properties, Inc.	169,663	5,108,553
Welltower, Inc.	82,490	7,075,167
		98,345,026
Total Common Stocks & Other Equity Interests (Cost $126,027,757)		157,998,132

	Shares	Value
Money Market Funds–0.83%
Invesco Government & Agency Portfolio Institutional Class, 0.03%(d)(e)	414,569	$414,569
Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(d)(e)	431,210	431,297
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	473,793	473,793
Total Money Market Funds (Cost $1,319,659)		1,319,659
TOTAL INVESTMENTS IN SECURITIES–99.79% (Cost $127,347,416)		159,317,791
OTHER ASSETS LESS LIABILITIES–0.21%		340,928
NET ASSETS–100.00%		$159,658,719

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2021 was $2,339,269, which represented 1.47% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 801,050	$13,574,528	$(13,961,009)	$ -	$ -	$ 414,569	$94
Invesco Liquid Assets Portfolio, Institutional Class	598,192	9,618,339	(9,785,255)	41	(20)	431,297	49
Invesco Treasury Portfolio, Institutional Class	915,486	15,513,747	(15,955,440)	-	-	473,793	39
Total	$2,314,728	$38,706,614	$(39,701,704)	$41	$(20)	$1,319,659	$182

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $126,027,757)	$157,998,132
Investments in affiliated money market funds, at value (Cost $1,319,659)	1,319,659
Cash	4,176
Foreign currencies, at value (Cost $59,454)	58,482
Receivable for:
Investments sold	167,478
Fund shares sold	74,364
Dividends	453,090
Investment for trustee deferred compensation and retirement plans	58,782
Other assets	607
Total assets	160,134,770

Liabilities:
Payable for:
Investments purchased	183,150
Fund shares reacquired	79,323
Accrued fees to affiliates	74,780
Accrued other operating expenses	72,365
Trustee deferred compensation and retirement plans	66,433
Total liabilities	476,051
Net assets applicable to shares outstanding	$159,658,719

Net assets consist of:
Shares of beneficial interest	$132,589,256
Distributable earnings	27,069,463
$159,658,719

Net Assets:
Series I	$116,762,246
Series II	$42,896,473

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,489,033
Series II	2,446,810
Series I:
Net asset value per share	$17.99
Series II:
Net asset value per share	$17.53
Statement of Operations

For the year ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $194,468)	$3,953,882
Dividends from affiliated money market funds	182
Total investment income	3,954,064

Expenses:
Advisory fees	1,197,281
Administrative services fees	262,033
Distribution fees - Series II	99,262
Transfer agent fees	21,066
Trustees’ and officers’ fees and benefits	23,708
Reports to shareholders	10,534
Professional services fees	48,678
Other	(9,436)
Total expenses	1,653,126
Less: Fees waived	(517)
Net expenses	1,652,609
Net investment income	2,301,455

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $60,517)	16,077,190
Affiliated investment securities	(20)
Foreign currencies	(38,932)
Forward foreign currency contracts	920
16,039,158
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $34,678)	18,604,268
Affiliated investment securities	41
Foreign currencies	(6,842)
Forward foreign currency contracts	10
18,597,477
Net realized and unrealized gain	34,636,635
Net increase in net assets resulting from operations	$36,938,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020
Operations:
Net investment income	$ 2,301,455	$2,687,283
Net realized gain (loss)	16,039,158	(16,808,321)
Change in net unrealized appreciation (depreciation)	18,597,477	(10,464,307)
Net increase (decrease) in net assets resulting from operations	36,938,090	(24,585,345)

Distributions to shareholders from distributable earnings:
Series I	(3,061,258)	(9,161,706)
Series II	(1,034,025)	(1,846,585)
Total distributions from distributable earnings	(4,095,283)	(11,008,291)

Share transactions–net:
Series I	(27,200,184)	(4,013,664)
Series II	(208,852)	(1,655,429)
Net increase (decrease) in net assets resulting from share transactions	(27,409,036)	(5,669,093)
Net increase (decrease) in net assets	5,433,771	(41,262,729)

Net assets:
Beginning of year	154,224,948	195,487,677
End of year	$159,658,719	$154,224,948

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/21	$14.69	$0.25		$3.51	$ 3.76	$(0.46)	$ –	$(0.46)	$17.99	25.71%	$116,762	0.97%	0.97%	1.51%		95%
Year ended 12/31/20	18.22	0.28		(2.61)	(2.33)	(0.77)	(0.43)	(1.20)	14.69	(12.32)	119,114	1.04	1.04	1.86		154
Year ended 12/31/19	15.52	0.39		3.15	3.54	(0.82)	(0.02)	(0.84)	18.22	23.00	150,255	1.04	1.04	2.22		61
Year ended 12/31/18	17.38	0.40		(1.41)	(1.01)	(0.65)	(0.20)	(0.85)	15.52	(6.10)	124,816	1.01	1.01	2.38		57
Year ended 12/31/17	16.15	0.45	(d)	1.62	2.07	(0.56)	(0.28)	(0.84)	17.38	12.98	158,229	1.02	1.02	2.63	(d)	50
Series II
Year ended 12/31/21	14.33	0.20		3.43	3.63	(0.43)	–	(0.43)	17.53	25.44	42,896	1.22	1.22	1.26		95
Year ended 12/31/20	17.78	0.24		(2.55)	(2.31)	(0.71)	(0.43)	(1.14)	14.33	(12.56)	35,111	1.29	1.29	1.61		154
Year ended 12/31/19	15.03	0.34		3.04	3.38	(0.61)	(0.02)	(0.63)	17.78	22.65	45,233	1.29	1.29	1.97		61
Year ended 12/31/18	16.86	0.34		(1.35)	(1.01)	(0.62)	(0.20)	(0.82)	15.03	(6.33)	26,799	1.26	1.26	2.13		57
Year ended 12/31/17	15.69	0.39	(d)	1.58	1.97	(0.52)	(0.28)	(0.80)	16.86	12.73	260,083	1.27	1.27	2.38	(d)	50

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.38 and 2.18%, $0.32 and 1.93% for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. Global Real Estate Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. Global Real Estate Fund

K.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $517.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $22,589 for accounting and fund administrative services and was reimbursed $239,444 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Global Real Estate Fund

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$6,097,628	$–	$6,097,628

Belgium	–	2,752,410	–	2,752,410

Canada	3,598,190	–	–	3,598,190

France	–	1,268,759	–	1,268,759

Germany	–	8,521,942	–	8,521,942

Hong Kong	–	7,001,688	–	7,001,688

Italy	–	892,273	–	892,273

Japan	–	13,984,798	–	13,984,798

Malta	–	–	2	2

Singapore	533,948	2,887,166	–	3,421,114

Spain	–	1,176,355	–	1,176,355

Sweden	–	3,594,485	–	3,594,485

United Kingdom	–	7,343,462	–	7,343,462

United States	98,345,026	–	–	98,345,026

Money Market Funds	1,319,659	–	–	1,319,659

Total Investments	$103,796,823	$55,520,966	$2	$159,317,791

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk

Realized Gain: Forward foreign currency contracts	$920

Change in Net Unrealized Appreciation: Forward foreign currency contracts	10

Total	$930

The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts

Average notional value	$69,904

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Global Real Estate Fund

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020

Ordinary income*	$4,095,283	$8,147,137

Long-term capital gain	–	2,861,154

Total distributions	$4,095,283	$11,008,291

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Undistributed ordinary income	$3,498,789

Net unrealized appreciation – investments	29,351,311

Net unrealized appreciation (depreciation) – foreign currencies	(1,317)

Temporary book/tax differences	(38,568)

Capital loss carryforward	(5,740,752)

Shares of beneficial interest	132,589,256

Total net assets	$159,658,719

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$4,130,741	$1,610,011	$5,740,752

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $148,154,639 and $176,636,543, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$31,313,246

Aggregate unrealized (depreciation) of investments	(1,961,935)

Net unrealized appreciation of investments	$29,351,311

Cost of investments for tax purposes is $129,966,480.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2021, undistributed net investment income was increased by $2,124,392 and undistributed net realized gain (loss) was decreased by $2,124,392. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

Invesco V.I. Global Real Estate Fund

NOTE 10–Share Information

	Summary of Share Activity
	Year ended December 31, 2021(a)		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Sold:
Series I	1,324,364	$21,722,305	2,028,651	$29,520,192

Series II	351,404	5,523,380	991,547	14,154,043

Issued as reinvestment of dividends:
Series I	175,732	3,061,258	664,373	9,161,706

Series II	60,897	1,034,025	137,191	1,846,585

Reacquired:
Series I	(3,121,988)	(51,983,747)	(2,830,439)	(42,695,562)

Series II	(415,673)	(6,766,257)	(1,223,217)	(17,656,057)

Net increase (decrease) in share activity	(1,625,264)	$(27,409,036)	(231,894)	$(5,669,093)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Global Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,097.90	$5.39	$1,020.06	$5.19	1.02%
Series II	1,000.00	1,096.80	6.71	1,018.80	6.46	1.27

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	27.07%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School–Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Real Estate Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Global Strategic Income Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIGLSI-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Global Strategic Income Fund (the Fund) underperformed the Bloomberg U.S. Aggregate Bond Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	-3.41%
Series II Shares	-3.56
Bloomberg U.S. Aggregate Bond Index▼	-1.54
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal year ended December 31, 2021, global fixed income markets were characterized by volatility as investors grappled with pivots in central bank communications (particularly from the US Federal Reserve (the Fed), which drives markets globally), anticipated growth projections, and inflation concerns on the back of extraordinary monetary and fiscal support globally.

In the first quarter of 2021, US bond yields rose sharply due to an improving economic outlook and concerns about rising inflation. The ability to control COVID-19 continued to be a major determining factor in the growth of economies. Following the swift approval of several COVID-19 vaccines for public distribution, countries rolled out vaccine programs with varying degrees of success. Amid a relatively slow vaccine rollout, the Eurozone experienced a resurgence in COVID-19 infections and reestablished various lockdown measures, which put pressure on the region’s nascent economic recovery. Meanwhile, the US benefited from an expedited vaccine rollout and passage of a $1.9 trillion fiscal stimulus package, further boosting its economic recovery. As growth rebounded, concerns about rising inflation returned and investors reconsidered implications for US monetary policy, triggering a repricing of US interest rates and a subsequent selloff in global fixed income markets. The US dollar ended the first quarter of 2021 up 3.7%.

Nevertheless, central banks across developed countries affirmed their commitment to maintain accommodative monetary policies in support of economic recovery. The Fed reiterated its commitment to maintain the federal funds rate at ultra-low levels given its new policy framework of targeting average inflation. The European Central Bank maintained its main stimulus measures and accelerated its bond-buying program to counter the Euro-zone’s rising borrowing costs. While most central banks across emerging market economies left policy rates unchanged, central banks in Brazil and Russia began to tighten monetary policy.

In the second quarter of 2021, the Fed’s commentary was the primary influence on global fixed income markets. In early April, the Fed reiterated its average inflation targeting framework and its intent to be patient in reducing accommodative policies. This quelled investor concerns that arose in the first quarter and spurred solid performance across interest rates, currency and corporate credit for much of the second quarter. Nevertheless, the market was spooked again in June when the Fed comments in the face of economic growth and rising inflation were interpreted to suggest earlier policy tightening than investors had anticipated. This perceived “hawkish pivot” drove down Treasury yields as investors questioned the Fed’s ability to avoid a policy error. Volatility rippled outward, roiling global markets and amplifying inflationary pressures in emerging markets, where several central banks (Russia, Brazil and Mexico) tightened monetary policy. After falling in April and May, the US dollar strengthened in the second half of June to end the quarter down only slightly.

In the third quarter of 2021, investor anxiety increased due to concerns about growth prospects, inflation and the Fed’s slightly less accommodative tone, all of which combined to drive volatility in global fixed income markets and push the 10-year US Treasury yield higher. The Delta variant spurred escalating COVID-19 cases globally and subdued optimism for reopening plans (and ultimately growth prospects). Meanwhile, supply chain issues proved more extensive and enduring, which led to elevated inflation data. The Fed anticipated these issues were transitory and driven by COVID-19 disruptions but suggested that tapering its $120 billion in monthly asset purchases could begin earlier than expected. This accelerated the anticipated time frame for future rate hikes. Emerging market central banks generally continued (Russia, Brazil and Mexico) or accelerated (Chile, Czech Republic and Peru) their monetary policy tightening, while China issued an array of new regulations. The US dollar was flat in July, drifted higher in August and rose in September, ending the quarter more than 2% higher.

In the fourth quarter of 2021, global central banks grappled with the continuation of elevated inflation as the Delta and subse quent Omicron variants of COVID-19 prolonged labor shortages and supply chain disruptions. As was the case through much of the fiscal year, comments from the Fed drove volatility in global fixed income markets. Expectations that the Fed would accelerate the tapering of its bond purchases and raise US interest rates sooner than expected, along with high domestic inflation and upward pressure on inflation expectations, prompted several emerging market central banks to aggressively raise interest rates during the quarter. Brazil, Chile, Peru, Russia, Poland and the Czech Republic each raised rates by at least 1.00%. However, emerging market central banks generally appear poised to slow the pace of tightening going forward. The US dollar drifted sideways in October, rose in November and remained flat in December, ending the quarter 1.8% higher.

Compared to the Bloomberg U.S. Aggregate Bond Index, which consists primarily of higher quality US exposures, the Fund takes a global perspective across the credit spectrum. Over the fiscal year, the Fund’s developed market and US high yield credit contributed to Fund performance, while positioning in emerging market rates and foreign currencies detracted.

Global fixed income markets have remained volatile this fiscal year as investors have continued to recalibrate growth prospects amidst uneven country by country reopening plans and their implications for inflation expectations and subsequent central bank monetary policy actions, particularly by the Fed. In each quarter of 2021, pivots in Fed commentary and perceptions have led to markets pricing in earlier policy tightening than investors anticipated, triggering a repricing in interest rate markets, especially in emerging markets.

Many emerging market central banks preempted the Fed’s anticipated tapering by raising their interest rates in response to higher domestic inflation prints, not having the luxury of seeing through temporary inflation the way the Fed does. That said, we expect inflation to be materially lower in emerging markets in 2022. We believe that we are most likely at or maybe even past peak acceleration in emerging market rate hikes. While uncertainty about US financial conditions drove volatility in emerging markets over the past year, if current projections for US interest rates materialize, we believe emerging market assets may offer an exceptional investment opportunity over the next three years, given current yield differentials.

In contrast, after 15 months of exceptional performance, credit remains expensive by all metrics, in our view. In most markets, spreads are at all time tight levels, or close to them. Easy financial conditions, active funding markets and exceptional equity performance have helped drive strong credit performance. Led by US high yield and resurgent energy prices, emerging markets credit has also performed well.

Invesco V.I. Global Strategic Income Fund

Going forward, we expect credit to generate low excess returns given current tight spread levels. However, we do not expect the default cycle to pick up any time soon, given inflation and the increased pricing power at the corporate level, combined with above-trend growth, easy financial conditions and the buoyant equity market. As a result in credit, we continue to favor taking default risk over spread risk. Higher default risks come with higher required interest rates, while the lower the default risk the lower the required rate as a cushion.

Inflation expectations remain pressure points for global interest rate markets and developed market central banks have begun signaling a gradual removal of the extraordinary monetary stimulus provided over the last 18 months. Higher interest rate expectations have buoyed the US dollar recently, but we believe the factors that have contributed to US dollar strength are now behind us and high US twin deficits will ultimately weigh on the US dollar. While conditions in the US will continue to have an outsized effect on the rest of the world, we expect global growth will remain resilient and continue to find attractive yields abroad, particularly in EMs. In this regard, we believe the environment remains quite favorable for global assets, and the Fund is well positioned to capitalize.

Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and

market forces such as supply and demand for

similar securities. We are monitoring interest

rates and the market, economic and geopolitical

factors that may impact the direction,

speed and magnitude of changes to interest

rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

Thank you for investing in Invesco V.I. Global Strategic Income Fund.

Portfolio manager(s):

Hemant Baijal - Lead

Christopher Kelly

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Global Strategic Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/31/11

1   Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21

Series I Shares
Inception (5/3/93)	5.24%
10 Years	3.16
5 Years	2.37
1 Year	-3.41

Series II Shares
Inception (3/19/01)	4.70%
10 Years	2.90
5 Years	2.15
1 Year	-3.56

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Global Strategic Income Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Global Strategic Income Fund (renamed Invesco V.I. Global Strategic Income Fund on April 30, 2021). Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

      The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduc-

tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

      Invesco V.I. Global Strategic Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

      The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

      Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Strategic Income Fund

Supplemental Information

Invesco V.I. Global Strategic Income Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Global Strategic Income Fund

Fund Information

Portfolio Composition

By security type		% of total net assets
U.S. Dollar Denominated Bonds & Notes		37.86%
Non-U.S. Dollar Denominated Bonds & Notes		31.49
Asset-Backed Securities		8.24
Exchange-Traded Funds		3.12
Security Types Each Less Than 1% of Portfolio		2.49
Money Market Funds Plus Other Assets Less Liabilities		16.80

Top Five Debt Issuers*

		% of total net assets
1.	China Development Bank	5.48%
2.	Brazil Notas do Tesouro Nacional	4.36
3.	Province of Ontario	3.06
4.	Republic of South Africa Government Bond	2.57
5.	Mexican Bonos	2.25

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Global Strategic Income Fund

Consolidated Schedule of Investments

December 31, 2021

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–37.86%
Angola–0.15%
Angolan Government International Bond, 8.00%, 11/26/2029(a)	$1,400,000	$1,385,356

Argentina–0.16%
Argentine Republic Government International Bond, 0.50%, 07/09/2030(b)	4,350,000	1,533,418

Belgium–0.00%
Telenet Finance Luxembourg Notes S.a r.l., 5.50%, 03/01/2028(a)	5,000	5,175

Brazil–0.78%
Azul Investments L.L.P., 7.25%, 06/15/2026(a)	1,050,000	963,165
B2W Digital Lux S.a.r.l., 4.38%, 12/20/2030(a)	815,000	735,717
Banco do Brasil S.A., 9.00%(a)(c)(d)	1,400,000	1,494,822
Braskem Netherlands Finance B.V., 4.50%, 01/31/2030(a)	1,525,000	1,624,476
CSN Inova Ventures, 6.75%, 01/28/2028(a)	725,000	764,298
Klabin Austria GmbH,
5.75%, 04/03/2029(a)	290,000	316,161
7.00%, 04/03/2049(a)	725,000	835,682
Suzano Austria GmbH, 2.50%, 09/15/2028	701,000	677,341
		7,411,662

Canada–0.33%
1011778 BC ULC/New Red Finance, Inc., 4.00%, 10/15/2030(a)	527,000	518,874
Precision Drilling Corp.,
7.13%, 01/15/2026(a)	86,000	87,719
6.88%, 01/15/2029(a)	385,000	392,940
Ritchie Bros Holdings, Inc., 4.75%, 12/15/2031(a)(e)	501,000	523,891
Transcanada Trust, Series16-A, 5.88%, 08/15/2076(c)(e)	1,455,000	1,593,225
		3,116,649

Chile–0.22%
AES Andes S.A., 6.35%, 10/07/2079(a)(c)	750,000	764,648
Kenbourne Invest S.A., 4.70%, 01/22/2028(a)	1,350,000	1,323,722
		2,088,370

China–0.85%
CIFI Holdings Group Co. Ltd.,
6.55%, 03/28/2024(a)	290,000	287,825
6.45%, 11/07/2024(a)	800,000	790,000
6.00%, 07/16/2025(a)	650,000	630,500

	Principal Amount	Value

China–(continued)
Country Garden Holdings Co. Ltd.,
5.13%, 01/17/2025(a)	$220,000	$210,172
5.40%, 05/27/2025(a)	1,940,000	1,848,382
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, 7.50%, 05/01/2025(a)	135,000	122,396
KWG Group Holdings Ltd.,
5.88%, 11/10/2024(a)	500,000	366,250
5.95%, 08/10/2025(a)	435,000	312,113
Logan Group Co. Ltd.,
7.50%, 08/25/2022(a)	565,000	564,152
5.25%, 02/23/2023(a)	1,250,000	1,215,625
4.25%, 07/12/2025(a)	550,000	506,000
Powerlong Real Estate Holdings Ltd., 6.25%, 08/10/2024(a)	435,000	374,818
Shimao Group Holdings Ltd.,
6.13%, 02/21/2024(a)	700,000	453,950
5.60%, 07/15/2026(a)	700,000	434,000
		8,116,183

Colombia–0.89%
Bancolombia S.A., 4.88%, 10/18/2027(c)	2,800,000	2,804,242
Colombia Government International Bond,
4.13%, 02/22/2042	2,225,000	1,863,438
5.00%, 06/15/2045	2,800,000	2,537,500
Ecopetrol S.A., 4.63%, 11/02/2031	1,318,000	1,283,745
		8,488,925

Denmark–0.15%
Danske Bank A/S, 7.00%(a)(c)(d)	1,300,000	1,431,788

Dominican Republic–0.16%

Dominican Republic International Bond,
4.88%, 09/23/2032(a)	920,000	937,250
5.30%, 01/21/2041(a)	550,000	544,500
		1,481,750

Ecuador–0.06%
Ecuador Government International Bond, 5.00%, 07/31/2030(a)(b)	700,000	581,875

Egypt–0.52%
Egypt Government International Bond,
6.59%, 02/21/2028(a)	1,022,000	996,470
7.63%, 05/29/2032(a)	2,100,000	1,995,200
8.50%, 01/31/2047(a)	1,500,000	1,334,175
8.88%, 05/29/2050(a)	725,000	660,330
		4,986,175

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal
	Amount	Value
El Salvador–0.11%
El Salvador Government International
Bond,
7.75%, 01/24/2023(a)	$500,000	$402,505
5.88%, 01/30/2025(a)	250,000	159,378
8.25%, 04/10/2032(a)	750,000	465,000
		1,026,883

France–0.70%
Altice France S.A.,
8.13%, 02/01/2027(a)	463,000	495,422
5.13%, 07/15/2029(a)	248,000	242,343
5.50%, 10/15/2029(a)	315,000	310,812
BNP Paribas S.A., 7.38%(a)(c)(d)	800,000	909,556
Iliad Holding S.A.S.,
6.50%, 10/15/2026(a)	200,000	210,418
7.00%, 10/15/2028(a)(e)	300,000	315,984
Societe Generale S.A., 4.75%(a)(c)(d)	1,450,000	1,475,969
TotalEnergies Capital
International S.A., 3.13%, 05/29/2050	2,600,000	2,672,245
		6,632,749

Ghana–0.40%
Ghana Government International Bond,
7.88%, 03/26/2027(a)	2,150,000	1,896,448
7.75%, 04/07/2029(a)	2,250,000	1,890,556
		3,787,004

Guatemala–0.25%
Guatemala Government Bond,
4.90%, 06/01/ 2030(a)	1,240,000	1,338,964
3.70%, 10/07/2033(a)	1,087,000	1,074,228
		2,413,192

Hong Kong–0.47%
Melco Resorts Finance Ltd.,
4.88%, 06/06/2025(a)	3,750,000	3,698,437
5.75%, 07/21/2028(a)	725,000	730,032
		4,428,469

India–0.65%
Adani Green Energy Ltd., 4.38%, 09/08/2024(a)	1,098,000	1,115,733
JSW Steel Ltd., 3.95%, 04/05/2027(a)	1,740,000	1,720,097
Muthoot Finance Ltd., 4.40%, 09/02/2023(a)	1,500,000	1,533,750
Reliance Industries Ltd., 4.88%, 02/10/2045(a)	1,400,000	1,756,078
		6,125,658

Indonesia–1.56%
PT Bank Tabungan Negara (Persero) Tbk, 4.20%, 01/23/2025(a)	2,610,000	2,671,238
PT Cikarang Listrindo Tbk, 4.95%, 09/14/2026(a)	2,025,000	2,066,006
PT Indofood CBP Sukses Makmur Tbk, 4.75%, 06/09/2051(a)	1,400,000	1,442,002

	Principal
	Amount	Value

Indonesia–(continued)
PT Indonesia Asahan Aluminium (Persero), 4.75%, 05/15/2025(a)	$2,950,000	$3,140,540
5.45%, 05/15/2030(a)	1,500,000	1,712,430
PT Pertamina (Persero), 4.18%, 01/21/2050(a)	725,000	748,040
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 4.13%, 05/15/2027(a)	1,500,000	1,602,435
4.38%, 02/05/2050(a)	1,400,000	1,417,486
		14,800,177

Iraq–0.06%
Iraq International Bond, 5.80%, 01/15/2028(a)	568,750	545,750

Ireland–0.45%
Coriolanus DAC,
Series 116, 0.00%, 04/30/2025(a)(f)	498,181	491,059
Series 119, 0.00%, 04/30/2025(a)(f)	530,004	522,427
Series 120, 0.00%, 04/30/2025(a)(f)	663,431	653,946
Series 122, 0.00%, 04/30/2025(a)(f)	581,270	572,960
Series 124, 0.00%, 04/30/2025(a)(f)	466,853	460,179
Series 126, 0.00%, 04/30/2025(a)	522,281	514,814
Series 127,
0.00%, 04/30/2025(a)(f)	604,954	596,305
0.00%, 04/30/2025(a)(f)	474,792	468,004
		4,279,694

Japan–0.28%
SoftBank Group Corp., 4.63%, 07/06/2028(a)	1,400,000	1,367,850
Takeda Pharmaceutical Co. Ltd., 3.18%, 07/09/2050	1,300,000	1,314,131
		2,681,981

Macau–0.52%
MGM China Holdings Ltd.,
5.38%, 05/15/2024(a)	1,505,000	1,501,629
5.25%, 06/18/2025(a)	1,200,000	1,192,272
Wynn Macau Ltd., 4.88%, 10/01/2024(a)	2,335,000	2,197,433
		4,891,334

Mexico–2.00%
Alpek S.A.B. de C.V., 3.25%, 02/25/2031(a)	656,000	655,301
Banco Mercantil del Norte S.A.,
8.38%(a)(c)(d)	650,000	746,795
5.88%(a)(c)(d)	710,000	709,112
Braskem Idesa S.A.P.I.,
7.45%, 11/15/2029(a)	1,450,000	1,504,788
6.99%, 02/20/2032(a)	893,000	897,822
Cemex S.A.B. de C.V.,
5.45%, 11/19/2029(a)	1,015,000	1,089,024
3.88%, 07/11/2031(a)	910,000	908,103
5.13%(a)(c)(d)	965,000	1,000,459

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal
	Amount	Value
Mexico–(continued)
Mexico Remittances Funding Fiduciary Estate Management S.a.r.l., 4.88%, 01/15/2028(a)	$3,905,000	$3,647,602
Nemak S.A.B. de C.V., 3.63%, 06/28/2031(a)	1,195,000	1,166,840
Petroleos Mexicanos, 6.50%, 03/13/2027	4,518,000	4,825,721
6.70%, 02/16/2032(a)	1,167,000	1,180,975
7.69%, 01/23/2050	725,000	701,057
		19,033,599

Netherlands–1.32%
ING Groep N.V., 6.50%(c)(d)(e)	2,800,000	3,052,924
6.75%(a)(c)(d)	3,600,000	3,890,401
OCI N.V., 4.63%, 10/15/2025(a)	444,000	461,119
UPC Holding B.V., 5.50%, 01/15/2028(a)	2,700,000	2,805,003
VEON Holdings B.V., 3.38%, 11/25/2027(a)	2,355,000	2,301,259
		12,510,706

Nigeria–0.09%
Nigeria Government International Bond, 7.88%, 02/16/2032(a)	855,000	844,954

Oman–0.64%
Oman Government International Bond, 4.75%, 06/15/2026(a)	3,018,000	3,112,152
6.75%, 01/17/2048(a)	2,900,000	2,957,168
		6,069,320

Pakistan–0.08%
Pakistan Government International Bond, 8.88%, 04/08/2051(a)	725,000	722,408

South Africa–0.42%
Eskom Holdings SOC Ltd., 6.35%, 08/10/2028(a)	725,000	783,906
Republic of South Africa Government International Bond,
5.00%, 10/12/2046	725,000	658,844
5.65%, 09/27/2047	725,000	697,114
Sasol Financing USA LLC, 4.38%, 09/18/2026	840,000	846,207
Stillwater Mining Co., 4.00%, 11/16/2026(a)	1,000,000	983,025
		3,969,096

Spain–0.09%
Banco Bilbao Vizcaya Argentaria S.A., Series 9, 6.50%(c)(d)	800,000	851,000

Switzerland–1.58%
Consolidated Energy Finance S.A., 5.63%, 10/15/2028(a)	281,000	275,072
Credit Suisse Group AG, 7.50%(a)(c)(d)	725,000	767,956
7.50%(a)(c)(d)	725,000	784,985
6.25%(a)(c)(d)	3,015,000	3,220,020
5.25%(a)(c)(d)	1,400,000	1,449,000

	Principal Amount	Value
Switzerland–(continued)
Oriflame Investment Holding PLC, 5.13%, 05/04/2026(a)	$1,421,000	$1,317,225
Swiss Re Finance (Luxembourg) S.A., 5.00%, 04/02/2049(a)(c)	1,680,000	1,885,800
UBS Group AG,
7.00%(a)(c)(d)	2,050,000	2,211,837
7.00%(a)(c)(d)	2,800,000	3,124,800
		15,036,695

Tanzania–0.15%
HTA Group Ltd., 7.00%,12/18/2025(a)	1,370,000	1,432,335

Thailand–0.16%
Krung Thai Bank PCL, 4.40%(a)(c)(d)	780,000	785,624
Muang Thai Life Assurance PCL, 3.55%, 01/27/2037(a)(c)	750,000	756,424
		1,542,048

Ukraine–0.80%
Metinvest B.V., 8.50%, 04/23/2026(a)	1,250,000	1,306,100
NAK Naftogaz Ukraine via Kondor
Finance PLC, 7.63%, 11/08/2026(a)	800,000	701,462
Ukraine Government International
Bond, 8.99%, 02/01/2024(a)	1,150,000	1,151,665
6.88%, 05/21/2029(a)	1,400,000	1,243,690
7.38%, 09/25/2032(a)	2,100,000	1,879,773
1.26%, 05/31/2040(a)	1,400,000	1,279,565
		7,562,255

United Kingdom–3.02%
abrdn PLC, 4.25%, 06/30/2028(a)	675,000	730,687
Barclays PLC, 6.13%(c)(d)(e)	1,450,000	1,570,857
BP Capital Markets PLC, 4.88%(c)(d)	910,000	985,075
British Telecommunications PLC, 4.25%, 11/23/2081(a)(c)(e)	5,800,000	5,830,334
HSBC Holdings PLC, 6.00%(c)(d)	3,625,000	3,910,469
6.38%(c)(d)	725,000	778,469
6.50%(c)(d)	725,000	799,932
M&G PLC, 6.50%, 10/20/2048(a)(c)	675,000	790,672
Petrofac Ltd., 9.75%, 11/15/2026(a)	1,283,000	1,310,527
Prudential PLC, 4.88%(a)(d)	1,450,000	1,479,665
Standard Chartered PLC, 7.75%(a)(c)(d)	2,600,000	2,760,524
6.00%(a)(c)(d)(e)	2,825,000	3,019,219
4.30%(a)(c)(d)(e)	725,000	699,625
Virgin Media Finance PLC, 5.00%, 07/15/2030(a)	348,000	346,803
Virgin Media Secured Finance PLC, 5.50%, 05/15/2029(a)	130,000	137,490

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal
	Amount	Value
United Kingdom–(continued)

Vodafone Group PLC,
3.25%, 06/04/2081(c)	$1,293,000	$1,269,778
4.13%, 06/04/2081(c)	2,224,000	2,205,274
		28,625,400

United States–17.37%

AECOM, 5.13%, 03/15/2027	189,000	206,118

Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(a)	1,034,000	1,111,922

Alcoa Nederland Holding B.V., 6.13%, 05/15/2028(a)	2,825,000	3,044,305

Allison Transmission, Inc., 3.75%, 01/30/2031(a)	1,014,000	990,450
Ally Financial, Inc.,
5.75%, 11/20/2025	521,000	588,134
8.00%, 11/01/2031	254,000	359,977

American Airlines Group, Inc., 5.00%, 06/01/2022(a)	262,000	262,872
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 04/20/2026(a)	2,666,000	2,776,452
5.75%, 04/20/2029(a)	451,000	482,911

American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/2028(a)	502,000	514,382

Arconic Corp., 6.13%, 02/15/2028(a)	3,870,000	4,124,956

Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(a)	600,000	594,126

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(a)	479,000	495,063
Asbury Automotive Group, Inc.,
4.50%, 03/01/2028	130,000	132,787
4.63%, 11/15/2029(a)	628,000	640,824

Audacy Capital Corp., 6.75%, 03/31/2029(a)(e)	491,000	480,380

Bath & Body Works, Inc., 6.88%, 11/01/2035	418,000	520,021
Bausch Health Cos., Inc.,
5.75%, 08/15/2027(a)	156,000	162,084
5.25%, 02/15/2031(a)	2,100,000	1,848,630

Becton, Dickinson and Co., 3.79%, 05/20/2050	2,600,000	2,925,553

Bristow Group, Inc., 6.88%, 03/01/2028(a)	735,000	765,605

Callon Petroleum Co., 8.00%, 08/01/2028(a)(e)	488,000	493,573

Calpine Corp., 3.75%, 03/01/2031(a)	527,000	508,729

Camelot Finance S.A., 4.50%, 11/01/2026(a)	1,203,000	1,246,392

Carnival Corp., 10.50%, 02/01/2026(a)	1,778,000	2,031,738

Carriage Services, Inc., 4.25%, 05/15/2029(a)	931,000	927,755

	Principal
	Amount	Value
United States–(continued)
CCO Holdings LLC/CCO Holdings Capital Corp.,
4.00%, 03/01/2023(a)	$61,000	$61,078
5.13%, 05/01/2027(a)	253,000	260,900
5.00%, 02/01/2028(a)	550,000	573,100
4.75%, 03/01/2030(a)	1,683,000	1,753,307
4.50%, 08/15/2030(a)	2,186,000	2,241,164
4.50%, 05/01/2032	837,000	862,457
4.25%, 01/15/2034(a)	175,000	172,487

Centene Corp., 4.63%, 12/15/2029	474,000	512,010

Charles Schwab Corp. (The), Series G, 5.38%(c)(d)	3,025,000	3,304,812

Cinemark USA, Inc., 5.88%, 03/15/2026(a)	110,000	111,513

Citigroup, Inc., 3.88%(c)(d)	1,523,000	1,526,807
Civitas Resources, Inc.,
7.50%, 04/30/2026	12,908	13,041
5.00%, 10/15/2026(a)	512,000	517,709

Clarios Global L.P., 6.75%, 05/15/2025(a)	110,000	115,337

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(a)	100,000	106,129

Clarivate Science Holdings Corp., 4.88%, 07/01/2029(a)	519,000	527,239
Clearway Energy Operating LLC,
4.75%, 03/15/2028(a)	564,000	593,734
3.75%, 02/15/2031(a)	302,000	301,710

Cleveland-Cliffs, Inc., 9.88%, 10/17/2025(a)	444,000	503,039

CNX Midstream Partners L.P., 4.75%, 04/15/2030(a)	522,000	520,927
Community Health Systems, Inc.,
8.00%, 03/15/2026(a)	1,837,000	1,933,149
8.00%, 12/15/2027(a)	585,000	632,613
Covanta Holding Corp.,
4.88%, 12/01/2029(a)	125,000	127,065
5.00%, 09/01/2030	284,000	290,298

Cox Communications, Inc., 2.95%, 10/01/2050(a)	956,000	895,161

Crowdstrike Holdings, Inc., 3.00%, 02/15/2029(e)	771,000	762,561
Crown Castle International Corp.,
3.25%, 01/15/2051	1,300,000	1,281,136
CSC Holdings LLC,
5.88%, 09/15/2022	100,000	102,602
5.50%, 04/15/2027(a)	304,000	314,622
6.50%, 02/01/2029(a)	280,000	300,168
5.75%, 01/15/2030(a)	780,000	778,608
4.50%, 11/15/2031(a)	256,000	253,215
5.00%, 11/15/2031(a)	200,000	193,040

CTR Partnership L.P./ CareTrust Capital Corp., 3.88%, 06/30/2028(a)	519,000	530,125
Dana, Inc.,
5.38%, 11/15/2027	146,000	153,344
5.63%, 06/15/2028	253,000	269,162
DaVita, Inc.,
4.63%, 06/01/2030(a)	302,000	309,719
3.75%, 02/15/2031(a)	746,000	728,200

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal
	Amount	Value
United States–(continued)

Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(a)	$513,000	$534,248

Dell International LLC/EMC Corp., 6.20%, 07/15/2030	2,600,000	3,284,391
Delta Air Lines, Inc.,
7.00%,05/01/2025(a)	825,000	944,042
7.38%, 01/15/2026(e)	1,671,000	1,969,032

DISH DBS Corp., 7.75%, 07/01/2026	150,000	158,445

DISH Network Corp., Conv., 3.38%, 08/15/2026	100,000	94,905
Diversified Healthcare Trust,
4.75%, 05/01/2024	247,000	253,175
9.75%, 06/15/2025	522,000	565,438
4.38%, 03/01/2031	194,000	186,604
Dun & Bradstreet Corp. (The),
6.88%,08/15/2026(a)	157,000	163,450
5.00%, 12/15/2029(a)	102,000	104,523

Encompass Health Corp., 4.50%, 02/01/2028(e)	494,000	508,916

EnerSys, 5.00%, 04/30/2023(a)	497,000	513,764

EnPro Industries, Inc., 5.75%, 10/15/2026	606,000	633,876

Everi Holdings, Inc., 5.00%, 07/15/2029(a)	508,000	513,916

Expedia Group, Inc., 2.95%, 03/15/2031	1,151,000	1,150,557

FirstCash, Inc., 5.63%, 01/01/2030(a)	342,000	349,110

Ford Motor Co., 4.75%, 01/15/2043	241,000	266,432
Ford Motor Credit Co. LLC,
5.13%, 06/16/2025	204,000	222,115
3.38%, 11/13/2025	206,000	214,288
4.39%, 01/08/2026	138,000	148,851
5.11%, 05/03/2029	638,000	726,022
Freeport-McMoRan, Inc.,
4.63%, 08/01/2030	2,210,000	2,373,894
5.40%, 11/14/2034(e)	812,000	989,755
5.45%, 03/15/2043	64,000	80,579

Gap, Inc. (The), 3.63%, 10/01/2029(a)	524,000	519,103

Gartner, Inc., 4.50%, 07/01/2028(a)	482,000	504,177
3.63%, 06/15/2029(a)	247,000	250,131
Genesis Energy L.P./Genesis Energy Finance Corp.,
6.50%, 10/01/2025	150,000	148,281
6.25%, 05/15/2026	274,000	267,435
8.00%, 01/15/2027	528,000	544,727
7.75%, 02/01/2028	112,000	112,998

Global Medical Response, Inc., 6.50%, 10/01/2025(a)	23,000	23,290

Gray Escrow II, Inc., 5.38%, 11/15/2031(a)(e)	375,000	386,454

Gray Television, Inc., 7.00%, 05/15/2027(a)	560,000	599,110

Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(a)	510,000	526,068

Group 1 Automotive, Inc., 4.00%, 08/15/2028(a)	1,010,000	1,007,894

	Principal
	Amount	Value
United States–(continued)
HCA, Inc.,
5.38%, 02/01/2025	$133,000	$146,340
5.63%, 09/01/2028	163,000	190,738
4.13%, 06/15/2029	491,000	540,803
3.50%, 09/01/2030	865,000	915,927

Hess Midstream Operations L.P., 5.63%, 02/15/2026(a)	465,000	479,473
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%,11/01/2028(a)	313,000	329,481
5.75%, 02/01/2029(a)	172,000	177,526

Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(a)	255,000	261,612

Intrado Corp., 5.38%, 07/15/2022(a)	332,000	324,530
iStar, Inc.,
4.75%, 10/01/2024	794,000	824,760
5.50%, 02/15/2026	185,000	191,682

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(a)	346,000	362,537

Jabil, Inc., 3.00%, 01/15/2031(e)	1,300,000	1,337,478

Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(a)	515,000	520,995

JPMorgan Chase & Co., Series KK, 3.65%(c)(d)(e)	3,093,000	3,093,000

Kontoor Brands, Inc., 4.13%, 11/15/2029(a)	508,000	508,848
Kraft Heinz Foods Co. (The),
6.88%, 01/26/2039	235,000	346,027
5.00%, 06/04/2042	265,000	330,366
5.20%, 07/15/2045	3,510,000	4,473,240
4.38%, 06/01/2046	152,000	178,380
5.50%, 06/01/2050	672,000	911,763
Lamar Media Corp.,
4.88%, 01/15/2029	764,000	798,514
4.00%, 02/15/2030	1,402,000	1,424,341
3.63%, 01/15/2031	350,000	341,346

LCM Investments Holdings II LLC, 4.88%, 05/01/2029(a)	527,000	542,428
Lennar Corp.,
4.50%, 04/30/2024	89,000	94,644
4.75%, 05/30/2025	244,000	267,207
5.00%, 06/15/2027	381,000	431,254

Level 3 Financing, Inc., 3.75%, 07/15/2029(a)	762,000	725,134

Lithia Motors, Inc., 3.88%, 06/01/2029(a)	502,000	513,308

Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	445,000	477,890
Macy’s Retail Holdings LLC,
5.88%,04/01/2029(a)	480,000	512,592
4.50%, 12/15/2034	269,000	266,045
Marriott International, Inc.,
Series FF, 4.63%, 06/15/2030	255,000	287,164
Series GG, 3.50%, 10/15/2032	3,640,000	3,817,266

Match Group Holdings II LLC, 4.63%, 06/01/2028(a)	136,000	141,752

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Mattel, Inc.,
6.20%, 10/01/2040	$725,000	$939,085
5.45%, 11/01/2041	725,000	866,498
MGM Resorts International,
6.00%, 03/15/2023	758,000	793,069
4.63%, 09/01/2026	221,000	230,073

Micron Technology, Inc., 4.66%, 02/15/2030	424,000	489,273

Midwest Gaming Borrower LLC/ Midwest Gaming Finance Corp., 4.88%, 05/01/2029(a)	514,000	517,351

Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(a)	500,000	525,597

MPT Operating Partnership L.P./MPT Finance Corp., 4.63%, 08/01/2029	466,000	492,436

Mueller Water Products, Inc.,
4.00%, 06/15/2029(a)	500,000	505,717

Murphy Oil Corp., 6.38%, 12/01/2042	195,000	195,275

Murray Energy Corp., 12.00%, 04/15/2024(a)(g)(h)	2,352,945	12,000

Nabors Industries, Inc., 7.38%, 05/15/2027(a)	73,000	75,642
Navient Corp.,
6.13%, 03/25/2024	288,000	307,369
5.88%, 10/25/2024	210,000	224,123
6.75%, 06/25/2025	203,000	223,503
6.75%, 06/15/2026	110,000	121,707
5.00%, 03/15/2027	277,000	282,782
5.63%, 08/01/2033	632,000	602,871
NESCO Holdings II, Inc., 5.50%, 04/15/2029(a)	494,000	510,932
Netflix, Inc., 5.88%, 11/15/2028	579,000	697,220
5.38%, 11/15/2029(a)	262,000	311,573

NFP Corp., 4.88%, 08/15/2028(a)	199,000	201,292

NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(a)	400,000	413,042

NGL Energy Partners L.P./NGL Energy

Finance Corp., 6.13%, 03/01/2025	245,000	209,730
7.50%, 04/15/2026	98,000	84,137

NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(a)	240,000	255,106

Northern Oil and Gas, Inc., 8.13%, 03/01/2028(a)	795,000	839,854

Oasis Midstream Partners L.P./OMP Finance Corp., 8.00%, 04/01/2029(a)	727,000	793,462
Occidental Petroleum Corp.,
6.95%, 07/01/2024	165,000	183,647
8.50%, 07/15/2027	87,000	108,620
6.13%, 01/01/2031(e)	262,000	318,770
6.20%, 03/15/2040	249,000	306,634
4.10%, 02/15/2047	324,000	318,011

Omnicare, Inc., 4.75%12/01/2022	1,765,000	1,811,797

	Principal Amount	Value
United States–(continued)
OneMain Finance Corp.,
6.88%, 03/15/2025	$434,000	$483,374
7.13%, 03/15/2026	543,000	619,821
3.88%, 09/15/2028	274,000	268,935
5.38%, 11/15/2029	456,000	496,470

Papa John’s International, Inc., 3.88%, 09/15/2029(a)	521,000	519,163

PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029(a)	250,000	272,004
Plains All American Pipeline L.P./PAA Finance Corp.,
4.50%, 12/15/2026	2,900,000	3,185,794
3.80%, 09/15/2030	780,000	815,433

Prestige Brands, Inc., 3.75%, 04/01/2031(a)	775,000	752,924

Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(a)	676,000	717,405

RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, 10/15/2027	535,000	546,235

Rockcliff Energy II LLC, 5.50%, 10/15/2029(a)	519,000	535,434
Rockies Express Pipeline LLC,
4.80%, 05/15/2030(a)	445,000	464,587
6.88%, 04/15/2040(a)	351,000	397,220

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(a)	63,000	64,339

RR Donnelley & Sons Co., 8.25%, 07/01/2027	165,000	197,175

SBA Communications Corp., 3.88%, 02/15/2027	747,000	770,400

Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(a)	2,198,000	2,302,471

Scientific Games International, Inc., 8.25%, 03/15/2026(a)	542,000	571,146

SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/2026(a)	214,000	219,885

Scripps Escrow II, Inc., 3.88%, 01/15/2029(a)	509,000	509,155

Seagate HDD Cayman, 4.13%, 01/15/2031	1,040,000	1,083,508

Sempra Energy, 4.13%, 04/01/2052(c)	4,350,000	4,407,733
Sensata Technologies B.V.,
4.88%, 10/15/2023(a)	487,000	511,947
5.63%, 11/01/2024(a)	163,000	179,613

Sensata Technologies, Inc., 3.75%, 02/15/2031(a)	307,000	306,351

Service Properties Trust, 4.50%, 03/15/2025	511,000	498,228
Sirius XM Radio, Inc.,
3.13%, 09/01/2026(a)	358,000	358,575
4.00%, 07/15/2028(a)	404,000	406,957

SM Energy Co., 10.00%, 01/15/2025(a)	498,000	548,624
6.75%, 09/15/2026	188,000	193,366

Sonic Automotive, Inc., 4.63%, 11/15/2029(a)	722,000	730,083

Southern Co. (The), Series B, 4.00%, 01/15/2051(c)	3,271,000	3,352,775

Series 21-A, 3.75%, 09/15/2051(c)	2,263,000	2,268,657

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount	Value
United States–(continued)
Sprint Capital Corp., 8.75%, 03/15/2032	$ 341,000	$ 512,073
Sprint Corp., 7.63%, 03/01/2026	421,000	505,985
Standard Industries, Inc., 5.00%, 02/15/2027(a)	493,000	508,103
SunCoke Energy, Inc., 4.88%, 06/30/2029(a)	518,000	516,190
Sunoco L.P./Sunoco Finance Corp.,
6.00%, 04/15/2027	70,000	73,073
5.88%, 03/15/2028	487,000	515,675
Talen Energy Supply LLC, 7.63%, 06/01/2028(a)	727,000	648,131
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.50%, 01/15/2028(a)	538,000	534,054
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.50%, 07/15/2027	70,000	75,116
5.00%, 01/15/2028	246,000	259,607
5.50%, 03/01/2030	75,000	82,064
4.88%, 02/01/2031	82,000	89,190
Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(a)	707,000	746,334
Terminix Co. LLC (The), 7.45%, 08/15/2027	480,000	600,595
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.13%, 04/01/2029(a)	502,000	512,798
Uber Technologies, Inc., Conv., 0.00%, 12/15/2025(f)	2,800,000	2,762,200
United Airlines, Inc., 4.38%, 04/15/2026(a)	1,969,000	2,055,734
Universal Health Services, Inc., 2.65%, 10/15/2030(a)	1,460,000	1,450,275
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	505,000	533,936
Valaris Ltd., 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(a)(g)	177,000	184,451
Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(g)	335,000	349,102
Valvoline, Inc., 3.63%, 06/15/2031(a)	433,000	419,913
Viatris, Inc., 3.85%, 06/22/2040	780,000	827,483
Vistra Corp., 7.00%(a)(c)(d)	83,000	84,211
Vistra Operations Co. LLC,
5.50%, 09/01/2026(a)	87,000	89,957
5.63%, 02/15/2027(a)	149,000	153,658
5.00%, 07/31/2027(a)	326,000	338,734
4.38%, 05/01/2029(a)(e)	517,000	518,884
Weatherford International Ltd., 6.50%, 09/15/2028(a)(e)	174,000	184,353
WMG Acquisition Corp., 3.75%, 12/01/2029(a)	517,000	516,548
WRKCo, Inc., 3.00%, 06/15/2033	1,820,000	1,874,327

	Principal Amount	Value
United States–(continued)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/2029(a)(e)	$ 483,000	$ 490,967
		164,933,120

Uzbekistan–0.10%
Uzbekneftegaz JSC, 4.75%, 11/16/2028(a)	1,022,000	986,026

Zambia–0.32%
First Quantum Minerals Ltd., 6.88%, 10/15/2027(a)	2,800,000	3,016,566
Total U.S. Dollar Denominated Bonds & Notes (Cost $362,108,832)		359,375,745

Non-U.S. Dollar Denominated Bonds & Notes–31.49%(i)
Argentina–2.09%
Argentina Treasury Bond BONCER,
1.20%, 03/18/2022	ARS	253,166,380	4,700,319
1.40%, 03/25/2023	ARS	509,795,100	9,402,621
1.50%, 03/25/2024	ARS	248,481,000	4,481,903
4.00%, 04/27/2025	ARS	29,500,000	1,213,585
			19,798,428

Austria–0.18%
Erste Group Bank AG, 4.25%(a)(c)(d)	EUR	1,400,000	1,671,602

Belgium–0.08%
KBC Group N.V., 4.75%(a)(c)(d)	EUR	600,000	727,453

Brazil–4.44%
Brazil Notas do Tesouro Nacional,
Series B, 6.00%, 08/15/2026	BRL	20,300,000	14,293,551
Series B, 6.00%, 05/15/2055	BRL	2,300,000	1,687,321
Series F, 10.00%, 01/01/2029	BRL	145,750,000	25,458,428
Swiss Insured Brazil Power Finance S.a r.l., 9.85%, 07/16/2032(a)	BRL	4,157,100	720,216
			42,159,516

Canada–3.06%
Province of Ontario, 6.50%, 03/08/2029	CAD	28,000,000	29,035,930

Chile–0.37%
Bonos de la Tesoreria de la Republica en pesos, 2.80%, 10/01/2033(a)	CLP	4,000,000,000	3,558,451

China–5.48%
China Development Bank, Series 2103, 3.30%, 03/03/2026	CNY	325,000,000	52,068,790

Czech Republic–0.16%
CPI Property Group S.A., 4.88%(a)(c)(d)	EUR	1,300,000	1,518,990

Egypt–0.68%
Egypt Government Bond, 14.48%, 04/06/2026	EGP	80,000,000	5,149,704

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

		Principal
		Amount	Value
Egypt–(continued)
Egypt Government International Bond, 4.75%, 04/16/2026(a)	EUR	1,200,000	$1,323,470
			6,473,174
France–0.91%

Accor S.A., 2.63%(a)(c)(d)	EUR	700,000	759,628

BPCE S.A., Series NC5, 1.50%, 01/13/2042(a)(c)	EUR	2,000,000	2,262,422
Credit Agricole S.A.,
4.00%(a)(c)(d)	EUR	800,000	989,781
7.50%(a)(c)(d)	GBP	700,000	1,088,423
Electricite de France S.A.,
3.00%(a)(c)(d)	EUR	800,000	938,829
5.38%(a)(c)(d)	EUR	2,100,000	2,631,400
			8,670,483

Germany–0.52%
Bayer AG, 2.38%, 11/12/2079(a)(c)	EUR	1,500,000	1,710,952
Commerzbank AG, 6.13%(a)(c)(d)	EUR	800,000	993,910
Deutsche Lufthansa AG, 4.38%, 08/12/2075(a)(c)	EUR	1,400,000	1,564,572
Volkswagen International Finance N.V., 4.63%(a)(c)(d)	EUR	520,000	663,221
			4,932,655

Greece–0.55%
Hellenic Republic Government Bond, 1.88%, 01/24/2052(a)	EUR	4,603,000	5,169,924
Series GDP, 0.00%, 10/15/2042	EUR	23,730,000	21,613
			5,191,537

India–0.16%
NTPC Ltd., 2.75%, 02/01/2027(a)	EUR	1,300,000	1,562,688

Italy–0.96%

Italy Buoni Poliennali Del Tesoro, 1.50%, 04/30/2045(a)	EUR	5,375,000	5,752,209

UniCredit S.p.A., 6.63%(a)(c)(d)	EUR	2,030,000	2,451,365
5.38%(a)(c)(d)	EUR	725,000	876,483
			9,080,057

Ivory Coast–0.13%
Ivory Coast Government International Bond, 4.88%, 01/30/2032(a)	EUR	1,150,000	1,262,861

Mexico–2.25%
Mexican Bonos,
Series M, 7.75%, 05/29/2031	MXN	380,650,000	18,806,718
Series M, 7.75%, 11/13/2042	MXN	10,000,000	474,431
Series M 30, 8.50%, 11/18/2038	MXN	40,000,000	2,058,451
			21,339,600

Netherlands–0.78%
Cooperatieve Rabobank U.A.,
3.25%(a)(c)(d)	EUR	1,400,000	1,637,228
4.38%(a)(c)(d)	EUR	1,400,000	1,757,322

		Principal
		Amount	Value

Netherlands–(continued)
Stichting AK Rabobank Certificaten, 6.50%(a)(b)(d)	EUR	2,550,625	$4,007,362
			7,401,912

New Zealand–0.56%
New Zealand Government Bond, Series 551, 2.75%, 05/15/2051	NZD	8,000,000	5,357,158

Portugal–0.57%
Caixa Geral de Depositos S.A., 10.75%(a)(c)(d)	EUR	4,600,000	5,384,952

Romania–0.13%
Romanian Government International Bond, 2.00%, 04/14/2033(a)	EUR	1,209,000	1,257,842

Russia–1.63%

Mos.ru, 5.00%, 08/22/2034	RUB	22,725,040	0
Russian Federal Bond - OFZ,
Series 6212, 7.05%, 01/19/2028	RUB	250,000,000	3,133,159
Series 6219, 7.75%, 09/16/2026	RUB	300,000,000	3,920,601
Series 6225, 7.25%, 05/10/2034	RUB	180,000,000	2,219,773
Series 6226, 7.95%, 10/07/2026	RUB	300,000,000	3,945,370
Series 6236, 5.70%, 05/17/2028	RUB	195,000,000	2,276,207
			15,495,110

South Africa–2.57%

Republic of South Africa Government Bond,
Series 2030, 8.00%, 01/31/2030	ZAR	112,000,000	6,488,759
Series 2035, 8.88%, 02/28/2035	ZAR	70,000,000	3,944,721
Series 2037, 8.50%, 01/31/2037	ZAR	209,400,000	11,108,584
Series 2048, 8.75%, 02/28/2048	ZAR	54,000,000	2,819,642
			24,361,706

Spain–1.24%
Banco Bilbao Vizcaya Argentaria S.A., 6.00%(a)(c)(d)	EUR	800,000	1,014,403
Banco Santander S.A.,
4.38%(a)(c)(d)	EUR	1,200,000	1,409,406
3.63%(a)(c)(d)	EUR	800,000	850,408
CaixaBank S.A.,
5.88%(a)(c)(d)	EUR	800,000	1,040,019
3.63%(a)(c)(d)	EUR	2,200,000	2,377,899
Repsol International Finance B.V., 3.75%(a)(c)(d)	EUR	1,500,000	1,806,799
Telefonica Europe B.V.,
2.88%(a)(c)(d)	EUR	1,500,000	1,723,799
4.38%(a)(c)(d)	EUR	1,300,000	1,592,903
			11,815,636

Supranational–0.58%
African Development Bank, 0.00%, 01/17/2050(f)	ZAR	78,000,000	543,106

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

		Principal Amount	Value
Supranational–(continued)

Corp. Andina de Fomento, 6.82%, 02/22/2031(a)	MXN	81,800,000	$3,553,449

International Finance Corp., 0.00%, 02/15/2029(a)(f)	TRY	3,700,000	69,922
0.00%, 03/23/2038(f)	MXN	90,000,000	1,291,793

			5,458,270
Sweden–0.08%

Heimstaden Bostad AB, 3.38%(a)(c)(d)	EUR	650,000	735,718
Switzerland–0.16%

Dufry One B.V., 2.00%, 02/15/2027(a)	EUR	1,400,000	1,483,402
United Kingdom–1.17%

Gatwick Airport Finance PLC, 4.38%, 04/07/2026(a)	GBP	2,175,000	2,897,951
Gatwick Funding Ltd.,
3.13%, 09/28/2039(a)	GBP	175,000	239,534
3.25%, 02/26/2048(a)	GBP	675,000	943,225
International Consolidated Airlines Group S.A.,
2.75%, 03/25/2025(a)	EUR	600,000	670,110
1.50%, 07/04/2027(a)	EUR	800,000	812,958

Nationwide Building Society, 5.75%(a)(c)(d)	GBP	725,000	1,062,406
NatWest Group PLC, 4.50%(c)(d)	GBP	3,300,000	4,458,116
			11,084,300
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $305,862,220)			298,888,221

Asset-Backed Securities–8.24%

American Credit Acceptance Receivables Trust, Series 2019-2, Class D, 3.41%, 06/12/2025(a)		$1,720,000	1,752,117

Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(j)		10,328	10,511

Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.50%, 01/15/2051(k)		5,611,800	138,018
CarMax Auto Owner Trust,
Series 2019-3, Class D, 2.85%, 01/15/2026		990,000	1,012,704
Series 2018-1, Class D, 3.37%, 07/15/2024		195,000	195,998
CCG Receivables Trust,
Series 2019-1, Class B, 3.22%, 09/14/2026(a)		140,000	142,438
Series 2019-1, Class C, 3.57%, 09/14/2026(a)		35,000	35,721

CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.92%, 11/13/2050(k)		2,171,585	78,774

Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 2.98%, 01/25/2036(l)		5,317	5,130

	Principal Amount	Value
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 1.08%, 10/12/2050(k)	$5,794,699	$254,414
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2, Class 1A3, 2.82%, 05/25/2035(l)	231,361	233,676
Series 2006-AR1, Class 1A1, 2.48% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(j)	52,254	54,679
CNH Equipment Trust, Series 2017-C, Class B, 2.54%, 05/15/2025	185,000	185,152
COMM Mortgage Trust,
Series 2012-CR5, Class XA, IO, 1.50%, 12/10/2045(k)	2,273,742	19,291
Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	1,600,000	1,689,481
Series 2014-CR21, Class AM, 3.99%, 12/10/2047	25,000	26,156
Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	176,617	177,578
Series 2005-JA, Class A7, 5.50%, 11/25/2035	221,323	217,868
Credit Acceptance Auto Loan Trust,
Series 2019-1A, Class B, 3.75%, 04/17/2028(a)	53,753	53,975
Series 2019-1A, Class C, 3.94%, 06/15/2028(a)	515,000	522,729
CWHEQ Revolving Home Equity Loan Trust,
Series 2005-G, Class 2A, 0.34% (1 mo. USD LIBOR + 0.23%), 12/15/2035(j)	5,236	5,204
Series 2006-H, Class 2A1A, 0.26% (1 mo. USD LIBOR + 0.15%), 11/15/2036(j)	9,882	7,814
Dell Equipment Finance Trust,
Series 2019-1, Class C, 3.14%, 03/22/2024(a)	270,000	270,366
Series 2019-2, Class D, 2.48%, 04/22/2025(a)	1,290,000	1,297,842
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A1, 5.89%, 06/25/2036(l)	28,505	28,367
DT Auto Owner Trust,
Series 2019-2A, Class D, 3.48%, 02/18/2025(a)	285,000	291,497
Series 2019-4A, Class D, 2.85%, 07/15/2025(a)	2,050,000	2,092,956
Exeter Automobile Receivables Trust,
Series 2019-1A, Class D, 4.13%, 12/16/2024(a)	2,124,382	2,167,444
Series 2019-4A, Class D, 2.58%, 09/15/2025(a)	2,730,000	2,775,255
FREMF Mortgage Trust, Series 2017-K62, Class B, 3.88%, 01/25/2050(a)(l)	280,000	302,375
Series 2016-K54, Class C, 4.05%, 04/25/2048(a)(l)	1,810,000	1,904,439
GSR Mortgage Loan Trust, Series 2005-AR, Class 6A1, 3.02%, 07/25/2035(l)	3,170	3,289

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

		Principal Amount	Value

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class AS, 3.22%, 04/15/2046		$235,000	$238,765

JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 2.42%, 07/25/2035(l)		17,645	18,058

JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class B, 4.12%, 11/15/2047(l)		680,000	699,805

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3, 0.20% (1 mo. USD LIBOR + 0.10%), 08/25/2036(j)		706,141	315,698

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS, 3.46%, 05/15/2046		570,000	582,187

Series 2014-C14, Class B, 4.86%, 02/15/2047(l)		240,000	253,050

Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.78%, 12/15/2050(k)		1,985,438	75,588

Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(a)		1,410,000	1,422,514

Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036		7,023	6,684

Santander Retail Auto Lease Trust,

Series 2019-B, Class C, 2.77%, 08/21/2023(a)		1,410,000	1,421,757

Series 2019-C, Class C, 2.39%, 11/20/2023(a)		2,365,000	2,389,149

UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 0.99%, 11/15/2050(k)		3,710,159	150,054

WaMu Mortgage Pass-Through Ctfs. Trust,

Series 2005-AR16, Class 1A1, 2.64%, 12/25/2035(l)		3,473	3,543

Series 2003-AR10, Class A7, 2.49%, 10/25/2033(l)		21,105	21,377

Wells Fargo Commercial Mortgage Trust,

Series 2017-C42, Class XA, IO, 0.88%, 12/15/2050(k)		2,752,447	125,524

WFRBS Commercial Mortgage Trust,

Series 2013-C14, Class AS, 3.49%, 06/15/2046		640,000	652,487

Series 2014-LC14, Class AS, 4.35%, 03/15/2047(l)		395,000	414,238

Series 2014-C20, Class AS, 4.18%, 05/15/2047		490,000	512,221

Madison Park Funding XI Ltd., Series 2013-11A, Class DR, 3.37% (3 mo. USD LIBOR + 3.25%), 07/23/2029(a)(j)		250,000	248,058

Alba PLC, Series 2007-1, Class F, 3.47% (3 mo. GBP LIBOR + 3.25%), 03/17/2039(a)(i)(j)	GBP	359,503	477,872

		Principal Amount	Value

Eurohome UK Mortgages PLC,

Series 2007-1, Class B1, 1.00% (3 mo. GBP LIBOR + 0.90%), 06/15/2044(a)(i)(j)	GBP	780,000	$923,334

Series 2007-2, Class B1, 1.50% (3 mo. GBP LIBOR + 1.40%), 09/15/2044(a)(i)(j)	GBP	872,000	1,082,802

Eurosail PLC, Series 2006-2X, Class E1C, 3.35% (3 mo. GBP LIBOR + 3.25%), 12/15/2044(a)(i)(j)	GBP	1,830,000	2,401,220

Series 2006-4X, Class E1C, 3.08% (3 mo. GBP LIBOR + 3.00%), 12/10/2044(a)(i)(j)	GBP	1,608,337	2,093,340

Series 2007-2X, Class D1A, 0.22% (3 mo. EURIBOR + 0.80%), 03/13/2045(a)(i)(j)	EUR	3,360,000	3,356,787

Gemgarto PLC, Series 2018-1, Class E, 2.44% (SONIA + 2.30%), 09/16/2065(a)(i)(j)	GBP	2,224,480	2,992,572

Great Hall Mortgages No. 1 PLC, Series 2007-2X, Class EB, 3.16% (3 mo. EURIBOR + 3.75%), 06/18/2039(a)(i)(j)	EUR	1,780,000	2,058,095

Hawksmoor Mortgage Funding 2019-1 PLC, Series 2019-1X, Class F, 3.60% (SONIA + 3.50%), 05/25/2053(a)(i)(j)	GBP	2,976,000	4,057,917

Hawksmoor Mortgage Funding PLC, Series 2019-1X, Class G, 3.60% (SONIA + 3.50%), 05/25/2053(a)(i)(j)	GBP	1,654,000	2,252,484

Ludgate Funding PLC, Series 2007-1, Class MA, 0.72% (3 mo. GBP LIBOR + 0.24%), 01/01/2061(a)(i)(j)	GBP	1,112,618	1,427,048

Stratton Mortgage Funding PLC,
Series 2021-1, Class D, 2.29% (SONIA + 2.10%), 09/25/2051(a)(i)(j)	GBP	1,300,000	1,773,922

Series 2021-1, Class E, 2.94% (SONIA + 2.75%), 09/25/2051(a)(i)(j)	GBP	780,000	1,041,626

Series 2021-2X, Class F, 3.32% (SONIA + 3.25%), 07/20/2060(a)(i)(j)	GBP	1,900,000	2,599,738

Towd Point Mortgage Funding PLC,
Series 2019-GR4X, Class ER, 1.47% (SONIA + 1.40%), 10/20/2051(a)(i)(j)	GBP	203,000	274,725

Series 2019-GR4X, Class FR, 2.12% (SONIA + 2.05%), 10/20/2051(a)(i)(j)	GBP	870,000	1,177,414

Series 2019-GR4X, Class BR, 0.92% (SONIA + 0.85%), 10/20/2051(a)(i)(j)	GBP	2,200,000	2,975,770

Series 2019-GR4X, Class CR, 1.12% (SONIA + 1.05%), 10/20/2051(a)(i)(j)	GBP	870,000	1,177,378

Series 2019-GR4X, Class DR, 1.27% (SONIA + 1.20%), 10/20/2051(a)(i)(j)	GBP	406,000	549,446

Series 2019-GR4X, Class GR, 2.57% (SONIA + 2.50%), 10/20/2051(a)(i)(j)	GBP	725,000	981,528

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

		Principal Amount	Value

Prosil Acquisition S.A., Series 2019-1, Class A, 1.44% (3 mo. EURIBOR + 2.00%), 10/31/2039(a)(i)(j)	EUR	2,019,892	$2,160,135

Alhambra SME Funding DAC,
Series 2019-1, Class A, 2.00% (1 mo. EURIBOR + 2.00%), 11/30/2028(a)(i)(j)	EUR	3,139,979	3,554,515

Series 2019-1, Class B, 2.50% (1 mo. EURIBOR + 2.50%), 11/30/2028(a)(i)(j)	EUR	625,000	695,493

Series 2019-1, Class D, 8.68% (1 mo. EURIBOR + 9.25%), 11/30/2028(a)(i)(j)	EUR	141,425	152,664

Lusitano Mortgages No. 5 PLC, Class D, 0.41% (3 mo. EURIBOR + 0.96%), 07/15/2059(a)(i)(j)	EUR	875,851	870,795

Futura S.r.l., Series 2019-1, Class A, 2.48% (6 mo. EURIBOR + 3.00%), 07/31/2044(a)(i)(j)	EUR	1,886,697	2,157,169

Taurus, Series 2018-IT1, Class A, 1.00% (3 mo. EURIBOR + 1.00%), 05/18/2030(i)(j)	EUR	4,069,950	4,622,386

IM Pastor 4, FTA, Series A, 0.00% (3 mo. EURIBOR + 0.14%), 03/22/2044(a)(i)(j)	EUR	803,888	855,356

Total Asset-Backed Securities (Cost $79,073,765)			78,247,546

		Shares
Exchange-Traded Funds–3.12%
United States–3.12%
Invesco Senior Loan ETF(e)(m) (Cost $29,759,333)		1,339,840	29,610,464

		Principal Amount
Variable Rate Senior Loan Interests–0.77%(n)(o)
Canada–0.09%
Four Seasons Hotels Ltd., First Lien Term Loan, 2.10% (3 mo. USD LIBOR + 2.00%), 11/30/2023		$499,739	498,491

Valeant Pharmaceuticals International, Inc., First Lien Incremental Term Loan, 2.85% (3 mo. USD LIBOR + 2.75%), 11/27/2025		386,252	384,440

			882,931

United States–0.68%
Claire’s Stores, Inc., Term Loan, 6.60% (1 mo. USD LIBOR + 6.50%), 12/18/2026		71,514	71,321

Covanta Energy Corp., Term Loan B, 3.00% (1 mo. USD LIBOR + 2.50%), 11/17/2028		97,913	98,133

Covanta Energy Corp., Term Loan C, 3.00% (1 mo. USD LIBOR + 2.50%), 11/17/2028		7,334	7,351

Dun & Bradstreet Corp. (The), Term Loan, 3.35% (1 mo. USD LIBOR + 3.25%), 02/06/2026		424,472	423,261

Endo LLC, Term Loan, 5.75% (1 mo. USD LIBOR + 5.00%), 03/10/2028		501,212	488,777

	Principal Amount	Value

United States–(continued)
Flex Acquisition Co., Inc., Incremental Term Loan B, 3.13% (3 mo. USD LIBOR + 3.00%), 06/29/2025	$498,722	$494,954

Global Medical Response, Inc., Term Loan, 5.25% (1 mo. USD LIBOR + 4.25%), 10/02/2025	492,030	490,677

Graham Packaging Co., Inc., Term Loan, 3.75% (1 mo. USD LIBOR + 3.00%), 08/04/2027	501,213	500,506

IRB Holding Corp., First Lien Term Loan B, 4.25% (1 mo. USD LIBOR + 3.25%), 12/01/2027	1,038,153	1,039,611

PetSmart LLC, Term Loan, 4.50% (1 mo. USD LIBOR + 3.75%), 02/11/2028	748,125	750,231

Radiology Partners, Inc., First Lien Term Loan B, 4.36% (1 mo. USD LIBOR + 4.25%), 07/09/2025	34,650	34,212

Schweitzer-Mauduit International, Inc. (SWM International), Term Loan B, 4.50% (1 mo. USD LIBOR + 3.75%), 04/20/2028	1,041,434	1,040,132

Surgery Center Holdings, Inc., Term Loan, 4.50% (1 mo. USD LIBOR + 3.75%), 09/03/2026	491,998	492,460

United Natural Foods, Inc., Term Loan B, 3.35% (3 mo. USD LIBOR + 3.25%), 10/22/2025	487,812	488,558

		6,420,184

Total Variable Rate Senior Loan Interests (Cost $7,308,321)		7,303,115

Agency Credit Risk Transfer Notes–0.71%
United States–0.71%
Fannie Mae Connecticut Avenue Securities,
Series 2017-C04, Class 2M2, 2.95% (1 mo. USD LIBOR + 2.85%), 11/25/2029(j)	834,023	855,830

Series 2017-C07, Class 1M2, 2.50% (1 mo. USD LIBOR + 2.40%), 05/25/2030(j)	394,592	401,284

Series 2018-C06, Class 2M2, 2.20% (1 mo. USD LIBOR + 2.10%), 03/25/2031(j)	858,353	865,960

Series 2018-R07, Class 1M2, 2.50% (1 mo. USD LIBOR + 2.40%), 04/25/2031(a)(j)	466,849	469,013

Series 2019-R02, Class 1M2, 2.40% (1 mo. USD LIBOR + 2.30%), 08/25/2031(a)(j)	117,807	118,346

Series 2019-R03, Class 1M2, 2.25% (1 mo. USD LIBOR + 2.15%), 09/25/2031(a)(j)	255,466	256,563

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount	Value

United States–(continued)
Freddie Mac,
Series 2016-DNA2, Class M3, STACR® , 4.75% (1 mo. USD LIBOR + 4.65%), 10/25/2028(j)	$569,638	$590,586

Series 2016-DNA3, Class M3, STACR® , 5.10% (1 mo. USD LIBOR + 5.00%), 12/25/2028(j)	2,374,860	2,476,662

Series 2019-HRP1, Class M2, STACR® , 1.50% (1 mo. USD LIBOR + 1.40%), 02/25/2049(a)(j)	743,115	745,552

Total Agency Credit Risk Transfer Notes (Cost $6,656,399)		6,779,796

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.43%
Fannie Mae Interest STRIPS, IO,
7.50%, 03/25/2023 -01/25/2024(p)	37,650	1,688

6.50%, 04/25/2029 - 07/25/2032(p)	249,548	40,445

6.00%, 12/25/2032 -08/25/2035(k)(p)	701,041	115,972

5.50%, 01/25/2034 - 06/25/2035(p)	224,525	36,748

Fannie Mae REMICs, IO,
6.60%, 02/25/2024 -05/25/2035(j)(p)	178,258	29,417

7.80%, 11/18/2031 -12/18/2031(j)(p)	24,214	4,372

7.80% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/25/2031(j)(p)	3,522	666

7.85% (7.95% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032(j)(p)	3,816	684

8.00% (8.10% - (1.00 x 1 mo. USD LIBOR)), 03/25/2032(j)(p)	5,695	1,167

6.90% (7.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(j)(p)	21,820	3,634

7.70% (7.80% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(j)(p)	3,100	610

7.90%, 07/25/2032 -09/25/2032(j)(p)	14,022	2,952

8.00%, 12/18/2032(j)(p)	42,613	8,169

8.15%, 02/25/2033 -05/25/2033(j)(p)	43,090	9,967

7.00%, 03/25/2033 -04/25/2033(p)	115,657	20,177

7.45% (7.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2033(j)(p)	164,894	33,683

5.95%, 03/25/2035 -07/25/2038(j)(p)	207,151	30,594

6.65%, 03/25/2035 -05/25/2035(j)(p)	262,704	28,404

6.50% (6.60% - (1.00 x 1 mo. USD LIBOR)), 05/25/2035(j)(p)	107,022	14,936

7.13% (7.23% - (1.00 x 1 mo. USD LIBOR)), 09/25/2036(j)(p)	205,608	26,222

6.44% (6.54% - (1.00 x 1 mo. USD LIBOR)), 06/25/2037(j)(p)	164,748	28,483

4.00%, 04/25/2041(p)	338,376	31,028

	Principal Amount	Value

6.45% (6.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2041(j)(p)	$79,297	$12,508

6.05% (6.15% - (1.00 x 1 mo. USD LIBOR)), 12/25/2042(j)(p)	204,308	40,661

5.50%, 12/25/2025	114,530	118,015

4.00%, 08/25/2026 - 03/25/2041	23,588	25,229

6.00%, 01/25/2032	31,734	35,389

1.10%, 04/25/2032 - 12/25/2032(j)	170,670	173,125

0.60% (1 mo. USD LIBOR + 0.50%), 09/25/2032(j)	41,286	41,573

0.60% (1 mo. USD LIBOR + 0.50%), 10/18/2032(j)	12,220	12,299

0.50% (1 mo. USD LIBOR + 0.40%), 11/25/2033(j)	7,967	8,010

24.19% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(j)	42,206	64,842

23.83% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(j)	54,012	83,782

1.04% (1 mo. USD LIBOR + 0.94%), 06/25/2037(j)	10,072	10,148

Federal Home Loan Mortgage Corp.,
6.50%, 11/01/2022 -08/01/2031	56,793	62,711

5.00%, 09/01/2033	99,527	112,521

7.00%, 10/01/2037	9,822	11,467

Federal National Mortgage Association,
5.50%, 04/01/2022 -02/01/2035	10,668	12,023

5.00%, 01/01/2024 -07/01/2033	105,186	118,408

7.50%, 10/01/2029 -03/01/2033	191,444	219,772

7.00%, 07/01/2032 -04/01/2033	24,159	27,445

8.50%, 07/01/2032	181	181

Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series K734, Class X1, IO, 0.65%, 02/25/2026(k)	1,666,248	38,622

Series K735, Class X1, IO, 1.10%, 05/25/2026(k)	2,932,965	108,507

Series K093, Class X1, IO, 0.95%, 05/25/2029(k)	20,023,518	1,235,423

Freddie Mac REMICs,
1.50%, 07/15/2023	15,764	15,818

5.00%, 09/15/2023	60,986	62,449

6.75%, 02/15/2024	23,404	24,375

7.00%, 09/15/2026	98,092	106,531

0.56%, 12/15/2028 -02/15/2029(j)	110,304	110,741

6.00%, 04/15/2029	58,616	64,873

6.50%, 10/15/2029 -06/15/2032	148,221	168,596

0.66%, 06/15/2031 -01/15/2032(j)	100,023	100,829

1.11%, 02/15/2032 -03/15/2032(j)	63,410	64,595

3.50%, 05/15/2032	19,914	20,955

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Principal Amount	Value

24.35% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(j)	$37,922	$59,833

4.00%, 06/15/2038	26,344	28,318

3.00%, 05/15/2040	1,208	1,229

IO, 5.89%, 03/15/2024 -04/15/2038(j)(p)	64,831	4,986

7.84% (7.95% - (1.00 x 1 mo. USD LIBOR)), 12/15/2026(j)(p)	72,450	5,982

8.59%, 07/17/2028(j)(p)	3,836	250

7.54% (7.65% - (1.00 x 1 mo. USD LIBOR)), 03/15/2029(j)(p)	141,731	18,745

7.99% (8.10% - (1.00 x 1 mo. USD LIBOR)), 06/15/2029(j)(p)	5,465	838

7.89% (8.00% - (1.00 x 1 mo. USD LIBOR)), 04/15/2032(j)(p)	288,837	29,659

6.94% (7.05% - (1.00 x 1 mo. USD LIBOR)), 10/15/2033(j)(p)	65,470	10,388

6.59% (6.70% - (1.00 x 1 mo. USD LIBOR)), 01/15/2035(j)(p)	70,742	9,639

6.64% (6.75% - (1.00 x 1 mo. USD LIBOR)), 02/15/2035(j)(p)	11,867	1,599

6.61%, 05/15/2035(j)(p)	226,003	33,099

6.89% (7.00% - (1.00 x 1 mo. USD LIBOR)), 12/15/2037(j)(p)	48,858	9,764

5.96% (6.07% - (1.00 x 1 mo. USD LIBOR)), 05/15/2038(j)(p)	92,048	15,201

6.14% (6.25% - (1.00 x 1 mo. USD LIBOR)), 12/15/2039(j)(p)	25,347	4,014

Freddie Mac STRIPS, IO, 6.50%, 02/01/2028(p)	1,957	248

7.00%, 09/01/2029(p)	12,229	1,979

6.00%, 12/15/2032(p)	28,899	4,253

Government National Mortgage Association, ARM, 2.13% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 11/20/2025(j)	705	719

8.00%, 05/15/2026	5,224	5,245

7.00%, 04/15/2028 -07/15/2028	25,665	27,528

IO, 6.44% (6.55% - (1.00 x 1 mo. USD LIBOR)), 04/16/2037(j)(p)	109,622	18,780

6.54% (6.65% - (1.00 x 1 mo. USD LIBOR)), 04/16/2041(j)(p)	177,398	25,307

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $4,649,511)		4,100,044

	Shares
Preferred Stocks–0.18%
United States–0.18%
AT&T, Inc., 2.88%, Series B, Pfd.(c)	1,500,000	1,713,182

Claire’s Holdings LLC, Series A, Pfd.	71	18,371

Total Preferred Stocks (Cost $1,841,975)		1,731,553

	Shares	Value

Common Stocks & Other Equity Interests–0.07%
Argentina–0.05% TMF Trust Co. S.A.(q)	48,369,214	$471,017

United States–0.02%
ACNR Holdings, Inc.	911	42,438

Civitas Resources, Inc.	1,202	58,862

Claire’s Holdings LLC	235	76,963

Cxloyalty Group, Inc., Wts., expiring 04/10/2024(q)	775	0

McDermott International Ltd.(r)	15,957	6,542

McDermott International Ltd., Series A, Wts., expiring 06/30/2027(q)(r)	31,946	4,153

McDermott International Ltd., Series B, Wts., expiring 06/30/2027(q)(r)	35,496	4,614

McDermott International Ltd., Wts., expiring 12/31/2049	23,067	8,985

Party City Holdco, Inc.(r)	3,211	17,888

Sabine Oil & Gas Holdings, Inc.(q)(r)	837	1,138

Windstream Services LLC	176	3,520

		225,103

Total Common Stocks & Other Equity Interests (Cost $3,560,261)		696,120

Money Market Funds–10.99%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(m)(s)	36,238,696	36,238,696

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(m)(s)	26,711,738	26,717,080

Invesco Treasury Portfolio, Institutional Class, 0.01%(m)(s)	41,415,653	41,415,653

Total Money Market Funds (Cost $104,373,557)		104,371,429

Options Purchased–0.33%
(Cost $4,923,690)(t)		3,099,385

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-94.19% (Cost $910,117,864)		894,203,418

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.63%
Invesco Private Government Fund, 0.02%(m)(s)(u)	13,176,631	13,176,631

Invesco Private Prime Fund, 0.11%(m)(s)(u)	30,739,325	30,745,471

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $43,922,449)		43,922,102

TOTAL INVESTMENTS IN SECURITIES–98.82% (Cost $954,040,313)		938,125,520

OTHER ASSETS LESS LIABILITIES–1.18%		11,197,455

NET ASSETS–100.00%		$949,322,975

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Investment Abbreviations:
ARM	– Adjustable Rate Mortgage
ARS	– Argentina Peso
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLP	– Chile Peso
CNY	– Chinese Yuan Renminbi
Conv.	– Convertible
Ctfs.	– Certificates
EGP	– Egypt Pound
ETF	– Exchange-Traded Fund
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
NZD	– New Zealand Dollar
Pfd.	– Preferred
PIK	– Pay-in-Kind
REMICs	– Real Estate Mortgage Investment Conduits
RUB	– Russian Ruble
SONIA	– Sterling Overnight Index Average
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TRY	– Turkish Lira
USD	– U.S. Dollar
Wts.	– Warrants
ZAR	– South African Rand

Notes to Consolidated Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2021 was $376,820,186, which represented 39.69% of the Fund’s Net Assets.

(b)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	All or a portion of this security was out on loan at December 31, 2021.
(f)	Zero coupon bond issued at a discount.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at December 31, 2021 represented less than 1% of the Fund’s Net Assets.

(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2021.
(k)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2021.

(l)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2021.

(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2021	Dividend Income

Invesco Master Event-Linked Bond Fund, Class R6	$640,083	$-	$(550,968)	$(68,767)	$(20,348)	$-	$15,698

Invesco Senior Loan ETF*	-	36,846,905	(6,999,962)	(148,869)	(69,705)	29,610,464	706,388

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	36,794,763	274,513,938	(275,070,005)	-	-	36,238,696	9,846

Invesco Liquid Assets Portfolio, Institutional Class	26,274,733	196,081,384	(195,636,841)	173	(2,369)	26,717,080	4,482

Invesco Treasury Portfolio, Institutional Class	42,051,158	313,730,214	(314,365,719)	-	-	41,415,653	4,125

See	accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2021	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$ -	$ 54,624,450	$ (41,447,819)	$ -	$ -	$ 13,176,631	$ 728**

Invesco Private Prime Fund	-	104,863,336	(74,114,630)	(347)	(2,888)	30,745,471	9,249**

Total	$105,760,737	$980,660,227	$(908,185,944)	$(217,810)	$(95,310)	$177,903,995	$750,516

*	Amounts exclude return of capital received from previously held underlying funds due to the timing of the determination of the character of dividends received.
**	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations.

Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(n)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(o)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(p)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(q)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(r)	Non-income producing security.
(s)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021. (t) The table below details options purchased.
(u)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1L.

Open Over-The-Counter Foreign Currency Options Purchased(a)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

Currency Risk

AUD Versus USD	Call	Bank of America, N.A.	12/05/2022	USD	0.80	AUD	4,350,000	$378,496

EUR Versus CHF	Call	Morgan Stanley and Co. International PLC	02/16/2022	CHF	1.10	EUR	1,000,000	3,783

USD Versus JPY	Call	Goldman Sachs International	04/06/2026	JPY	115.00	USD	14,000,000	393,792

USD Versus JPY	Call	Goldman Sachs International	04/09/2026	JPY	115.00	USD	14,000,000	393,330

Subtotal – Foreign Currency Call Options Purchased								1,169,401

Currency Risk

EUR Versus CZK	Put	J.P. Morgan Chase Bank, N.A.	11/10/2022	CZK	25.00	EUR	725,000	206,523

EUR Versus PLN	Put	Bank of America, N.A.	02/15/2022	PLN	4.48	EUR	1,000,000	78,274

EUR Versus SEK	Put	UBS AG	02/18/2022	SEK	9.60	EUR	1,000,000	1,464

USD Versus BRL	Put	J.P. Morgan Chase Bank, N.A.	03/09/2022	BRL	5.10	USD	1,300,000	79,587

USD Versus BRL	Put	J.P. Morgan Chase Bank, N.A.	03/30/2022	BRL	4.75	USD	1,300,000	15,793

USD Versus BRL	Put	Morgan Stanley and Co. International PLC	01/14/2022	BRL	5.25	USD	1,000,000	19,828

USD Versus CAD	Put	Bank of America, N.A.	01/14/2022	CAD	1.19	USD	1,400,000	99

USD Versus CAD	Put	Bank of America, N.A.	09/20/2022	CAD	1.20	USD	1,450,000	369,415

USD Versus CAD	Put	Goldman Sachs International	05/12/2022	CAD	1.19	USD	15,000,000	15,045

USD Versus CNH	Put	Goldman Sachs International	02/10/2022	CNH	6.38	USD	40,000,000	72,520

USD Versus CNH	Put	Goldman Sachs International	05/17/2022	CNH	6.25	USD	1,400,000	178,055

USD Versus CNH	Put	Standard Chartered Bank PLC	02/24/2022	CNH	6.38	USD	30,000,000	156,690

USD Versus CNH	Put	Standard Chartered Bank PLC	03/21/2022	CNH	6.34	USD	1,000,000	315,335

USD Versus COP	Put	Goldman Sachs International	01/12/2022	COP	3,700.00	USD	20,000,000	40

USD Versus INR	Put	Merrill Lynch International	02/03/2022	INR	75.00	USD	20,000,000	172,780

USD Versus INR	Put	Standard Chartered Bank PLC	02/24/2022	INR	74.50	USD	26,000,000	139,698

USD Versus KRW	Put	Bank of America, N.A.	01/14/2022	KRW	1,160.00	USD	20,000,000	2,380

USD Versus MXN	Put	Goldman Sachs International	02/10/2022	MXN	20.30	USD	20,000,000	23,760

USD Versus RUB	Put	J.P. Morgan Chase Bank, N.A.	01/28/2022	RUB	67.75	USD	1,450,000	3,482

USD Versus RUB	Put	J.P. Morgan Chase Bank, N.A.	02/07/2022	RUB	68.00	USD	1,000,000	7,146

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Purchased(a) –(continued)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

USD Versus THB	Put	Standard Chartered Bank PLC	03/22/2022	THB	33.25	USD	30,000,000	$51,690

USD Versus ZAR	Put	Bank of America, N.A.	02/23/2022	ZAR	14.30	USD	20,000,000	10,560

USD Versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	01/17/2022	ZAR	15.20	USD	20,000,000	9,820

Subtotal – Foreign Currency Put Options Purchased								1,929,984

Total Foreign Currency Options Purchased								$3,099,385

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $4,922,000.

Open Over-The-Counter Credit Default Swaptions Written(a)

Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Notional Value		Value

Credit Risk

J.P. Morgan Chase Bank, N.A.	Call	2.50%	Markit iTraxx Europe Crossover Index, Series 36, Version 1	(5.00)%	Quarterly	03/16/2022	2.421%	EUR	14,500,000	$(148,508)

Credit Risk

Goldman Sachs International	Put	1.07	Markit CDX North America High Yield Index, Series 37, Version 1	5.00	Quarterly	01/19/2022	2.930	USD	14,500,000	(18,357)

Goldman Sachs International	Put	1.07	Markit CDX North America High Yield Index, Series 37, Version 1	5.00	Quarterly	01/19/2022	2.930	USD	14,500,000	(14,473)

Goldman Sachs International	Put	1.06	Markit CDX North America High Yield Index, Series 37, Version 1	5.00	Quarterly	01/19/2022	2.930	USD	14,500,000	(11,893)

J.P. Morgan Chase Bank, N.A.	Put	3.25	Markit iTraxx Europe Crossover Index, Series 36, Version 1	5.00	Quarterly	03/16/2022	2.421	EUR	14,500,000	(66,574)

Subtotal – Credit Default Put Swaptions Written										(111,297)

Total Credit Default Swaptions Written										$(259,805)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $4,922,000.
(b)

Implied credit spreads represent the current level, as of December 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Foreign Currency Options Written(a)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

Currency Risk

EUR Versus NOK	Call	J.P. Morgan Chase Bank, N.A.	04/08/2022	NOK	10.40	EUR	14,500,000	$(146,527)

EUR Versus NOK	Call	J.P. Morgan Chase Bank, N.A.	08/23/2022	NOK	10.70	EUR	14,000,000	(212,993)

EUR Versus RUB	Call	Goldman Sachs International	01/31/2022	RUB	87.00	EUR	20,000,000	(244,641)

EUR Versus RUB	Call	J.P. Morgan Chase Bank, N.A.	04/28/2022	RUB	91.00	EUR	14,500,000	(355,274)

USD Versus CAD	Call	Bank of America, N.A.	09/20/2022	CAD	1.40	USD	2,320,000	(124,579)

USD Versus CAD	Call	Goldman Sachs International	05/12/2022	CAD	1.27	USD	15,000,000	(197,085)

USD Versus CLP	Call	Morgan Stanley and Co. International PLC	02/08/2022	CLP	900.00	USD	7,500,000	(49,170)

USD Versus INR	Call	Merrill Lynch International	02/03/2022	INR	77.35	USD	20,000,000	(7,220)

USD Versus INR	Call	Standard Chartered Bank PLC	03/15/2022	INR	77.00	USD	17,000,000	(40,001)

USD Versus JPY	Call	Goldman Sachs International	04/09/2026	JPY	130.00	USD	14,000,000	(135,128)

USD Versus RUB	Call	Goldman Sachs International	01/17/2022	RUB	75.50	USD	14,000,000	(124,292)

USD Versus RUB	Call	Goldman Sachs International	09/15/2022	RUB	80.00	USD	28,000,000	(1,297,632)

USD Versus RUB	Call	J.P. Morgan Chase Bank, N.A.	02/24/2022	RUB	77.00	USD	20,000,000	(314,220)

USD Versus ZAR	Call	J.P. Morgan Chase Bank, N.A.	02/18/2022	ZAR	15.80	USD	29,000,000	(894,418)

Subtotal – Foreign Currency Call Options Written								(4,143,180)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Written(a) - (continued)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price	Notional Value	Value

Currency Risk
USD Versus CLP	Put	Morgan Stanley and Co. International PLC	02/08/2022	CLP 800.00	USD 7,500,000	$(12,938)
USD Versus COP	Put	Goldman Sachs International	01/12/2022	COP 3,550.00	USD 20,000,000	(20)
USD Versus INR	Put	Merrill Lynch International	02/03/2022	INR 73.30	USD 20,000,000	(13,580)
Subtotal – Foreign Currency Put Options Written						(26,538)
Total – Foreign Currency Options Written						$(4,169,718)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $4,922,000.

		Open Over-The-Counter Interest Rate Swaptions Written(a)
Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay / Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value	Value
Interest Rate Risk
30 Year Interest Rate Swap	Call	Bank of America, N.A.	1.21%	SOFR	Receive	Annually	01/04/2022	USD 29,000,000	$(54)
10 Year Interest Rate Swap	Call	Goldman Sachs International	1.10	SOFR	Receive	Annually	12/07/2022	USD 21,750,000	(289,001)
10 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	1.10	SOFR	Receive	Annually	12/08/2022	USD 21,750,000	(289,139)
30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	1.00	SOFR	Receive	Annually	12/05/2022	USD 21,750,000	(513,562)
30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	0.53	SONIA	Receive	Annually	06/10/2022	GBP 5,000,000	(200,880)
Subtotal – Interest Rate Call Swaptions Written									(1,292,636)
Interest Rate Risk
10 Year Interest Rate Swap	Put	Goldman Sachs International	2.00	SOFR	Pay	Annually	12/07/2022	USD 21,750,000	(234,815)
10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.90	SOFR	Pay	Annually	12/08/2022	USD 7,250,000	(93,468)
10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.05	SOFR	Pay	Annually	12/08/2022	USD 7,250,000	(72,069)
10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.20	SOFR	Pay	Annually	12/08/2022	USD 7,250,000	(55,612)
30 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	2.25	SOFR	Pay	Annually	12/05/2022	USD 21,750,000	(333,768)
Subtotal – Interest Rate Put Swaptions Written									(789,732)
Total Open Over-The-Counter Interest Rate Swaptions Written									$(2,082,368)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $4,922,000.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Three-Month Canadian Bankers’ Acceptance	145	December-2022	$28,152,891	$42,106	$42,106
U.S. Treasury 2 Year Notes	110	March-2022	23,998,906	(14,602)	(14,602)
U.S. Treasury 10 Year Notes	181	March-2022	23,614,844	209,881	209,881
Subtotal – Long Futures Contracts				237,385	237,385

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Open Futures Contracts(a) –(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Euro Buxl	107	March-2022	$(25,184,955)	$1,268,311	$1,268,311
Euro Bund	130	March-2022	(25,363,608)	454,182	454,182
Long Gilt	16	March-2022	(2,704,934)	23,389	23,389
U.S. Treasury 5 Year Notes	94	March-2022	(11,371,797)	(46,266)	(46,266)
U.S. Treasury 10 Year Ultra Notes	107	March-2022	(15,668,812)	(259,797)	(259,797)
U.S. Treasury Long Bonds	27	March-2022	(4,331,813)	(66,445)	(66,445)
U.S. Treasury Ultra Bonds	111	March-2022	(21,880,875)	(475,937)	(475,937)
Subtotal–Short Futures Contracts				897,437	897,437
Total Futures Contracts				$1,134,822	$1,134,822

(a)	Futures contracts collateralized by $3,310,532 cash held with Merrill Lynch, the futures commission merchant.

	Open Forward Foreign Currency Contracts

			Contract to			Unrealized
Settlement Date	Counterparty	Deliver		Receive		Appreciation (Depreciation)
Currency Risk
03/16/2022	Bank of America, N.A.	USD	3,729,009	AUD	5,286,000	$117,487
03/16/2022	Bank of America, N.A.	USD	9,137,820	CZK	207,858,000	310,430
03/16/2022	Bank of America, N.A.	USD	8,461,992	EUR	7,480,214	66,739
03/16/2022	Bank of America, N.A.	USD	8,252,320	INR	628,954,704	118,012
03/16/2022	Bank of America, N.A.	USD	10,000,000	NOK	90,000,400	206,154
03/16/2022	Bank of America, N.A.	USD	9,613,129	NZD	14,270,424	150,049
03/16/2022	Bank of America, N.A.	USD	8,745,920	SEK	79,388,468	44,861
03/24/2022	Bank of America, N.A.	USD	160,000	RUB	12,827,600	8,789
03/16/2022	Citibank, N.A.	USD	1,940,068	EUR	1,715,000	15,327
01/14/2022	Goldman Sachs International	USD	7,057,000	MXN	147,093,285	115,133
03/16/2022	Goldman Sachs International	USD	26,009,728	CNY	166,831,600	80,742
03/16/2022	Goldman Sachs International	USD	792,835	MXN	17,040,000	28,949
05/13/2022	Goldman Sachs International	CAD	8,375,259	USD	6,928,000	310,368
01/10/2022	J.P. Morgan Chase Bank, N.A.	USD	4,500,000	MXN	93,574,800	65,690
03/16/2022	J.P. Morgan Chase Bank, N.A.	JPY	1,669,895,792	USD	14,750,583	225,255
03/16/2022	J.P. Morgan Chase Bank, N.A.	USD	27,873,556	AUD	39,545,373	902,665
03/16/2022	J.P. Morgan Chase Bank, N.A.	USD	9,261,568	CAD	11,839,062	96,369
03/16/2022	J.P. Morgan Chase Bank, N.A.	USD	3,301,928	CNY	21,183,519	10,921
03/16/2022	J.P. Morgan Chase Bank, N.A.	USD	7,944,676	EUR	7,025,659	65,783
03/16/2022	J.P. Morgan Chase Bank, N.A.	USD	3,037,541	GBP	2,291,000	62,500
03/16/2022	J.P. Morgan Chase Bank, N.A.	USD	4,681,008	MXN	100,555,625	168,461
03/16/2022	J.P. Morgan Chase Bank, N.A.	USD	6,899,805	NOK	63,000,051	244,476
01/04/2022	Morgan Stanley and Co. International PLC	USD	45,808,046	BRL	262,816,969	1,376,329
02/02/2022	Morgan Stanley and Co. International PLC	USD	3,729,511	BRL	21,586,969	119,709
02/10/2022	Morgan Stanley and Co. International PLC	CLP	256,740,000	USD	300,000	246
03/16/2022	Morgan Stanley and Co. International PLC	CLP	3,765,000,000	USD	4,442,216	71,415
03/16/2022	Morgan Stanley and Co. International PLC	USD	7,640,323	AUD	10,833,649	243,064
03/16/2022	Morgan Stanley and Co. International PLC	USD	4,926,956	CAD	6,297,333	50,638
03/16/2022	Morgan Stanley and Co. International PLC	USD	367,755	EUR	325,000	2,801
03/16/2022	Morgan Stanley and Co. International PLC	USD	708,914	GBP	534,497	14,335
03/16/2022	Morgan Stanley and Co. International PLC	USD	7,551,610	MXN	163,071,725	312,807
03/16/2022	Morgan Stanley and Co. International PLC	USD	9,613,491	NZD	14,263,911	145,231
03/16/2022	Morgan Stanley and Co. International PLC	USD	123,465	SEK	1,119,795	532
03/16/2022	Royal Bank of Canada	USD	1,319,463	EUR	1,166,000	9,977

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Open Forward Foreign Currency Contracts - (continued)

		Contract to				Unrealized
Settlement Date	Counterparty	Deliver		Receive		Appreciation (Depreciation)
03/16/2022	Standard Chartered Bank PLC	USD	3,962,307	THB	133,581,250	$35,406
Subtotal—Appreciation						5,797,650
Currency Risk
03/16/2022	Bank of America, N.A.	AUD	9,282,442	USD	6,548,298	(206,312)
03/16/2022	Bank of America, N.A.	CAD	3,707,968	USD	2,900,703	(30,183)
03/16/2022	Bank of America, N.A.	EUR	3,658,000	USD	4,138,113	(32,637)
03/16/2022	Bank of America, N.A.	GBP	6,782,649	USD	8,994,267	(183,598)
03/16/2022	Bank of America, N.A.	INR	18,160,350	USD	238,276	(3,407)
03/16/2022	Bank of America, N.A.	NOK	30,776,112	USD	3,372,725	(117,324)
03/16/2022	Bank of America, N.A.	RUB	2,296,632,244	USD	30,173,188	(106,781)
03/16/2022	Bank of America, N.A.	USD	16,388,675	JPY	1,855,689,724	(247,248)
03/16/2022	Bank of America, N.A.	USD	4,000,000	ZAR	64,234,000	(9,586)
03/16/2022	Citibank, N.A.	EUR	29,516,756	USD	33,390,388	(263,791)
03/16/2022	Citibank, N.A.	GBP	3,155,000	USD	4,184,792	(84,361)
03/16/2022	Citibank, N.A.	MXN	600,000	USD	27,780	(1,156)
03/16/2022	Citibank, N.A.	USD	19,905,250	KRW	23,450,375,000	(218,611)
03/16/2022	Goldman Sachs International	AUD	7,168,000	USD	5,126,518	(89,464)
03/16/2022	Goldman Sachs International	CAD	3,296,176	USD	2,578,713	(26,679)
03/16/2022	Goldman Sachs International	EUR	23,396,985	USD	26,472,303	(204,286)
03/16/2022	Goldman Sachs International	GBP	9,996,000	USD	13,256,796	(269,179)
03/16/2022	Goldman Sachs International	MXN	411,515,495	USD	19,211,242	(634,806)
03/16/2022	Goldman Sachs International	ZAR	138,997,418	USD	8,594,783	(40,163)
01/10/2022	J.P. Morgan Chase Bank, N.A.	MXN	140,358,825	USD	6,750,000	(98,371)
01/10/2022	J.P. Morgan Chase Bank, N.A.	USD	2,310,665	MXN	46,784,025	(27,984)
03/16/2022	J.P. Morgan Chase Bank, N.A.	AUD	5,286,000	USD	3,725,837	(120,659)
03/16/2022	J.P. Morgan Chase Bank, N.A.	CAD	14,006,000	USD	10,956,739	(114,007)
03/16/2022	J.P. Morgan Chase Bank, N.A.	CNY	397,507,500	USD	61,953,082	(212,345)
03/16/2022	J.P. Morgan Chase Bank, N.A.	EUR	20,041,583	USD	22,670,518	(180,334)
03/16/2022	J.P. Morgan Chase Bank, N.A.	GBP	6,275,510	USD	8,320,435	(171,200)
03/16/2022	J.P. Morgan Chase Bank, N.A.	MXN	256,015,000	USD	11,854,303	(492,465)
03/16/2022	J.P. Morgan Chase Bank, N.A.	SEK	83,266,500	USD	9,175,675	(44,525)
03/16/2022	J.P. Morgan Chase Bank, N.A.	ZAR	337,395,000	USD	20,877,757	(82,257)
01/04/2022	Morgan Stanley and Co. International PLC	BRL	262,816,969	USD	46,528,460	(655,914)
02/02/2022	Morgan Stanley and Co. International PLC	BRL	241,230,000	USD	41,676,529	(1,337,720)
03/16/2022	Morgan Stanley and Co. International PLC	EUR	5,269,180	USD	5,962,367	(45,405)
03/16/2022	Morgan Stanley and Co. International PLC	GBP	1,913,000	USD	2,537,249	(51,306)
03/16/2022	Morgan Stanley and Co. International PLC	NOK	25,475,136	USD	2,790,880	(98,032)
03/16/2022	Morgan Stanley and Co. International PLC	NZD	7,908,000	USD	5,329,778	(80,517)
03/16/2022	Morgan Stanley and Co. International PLC	USD	1,786,051	JPY	202,232,857	(26,960)
03/16/2022	Morgan Stanley and Co. International PLC	USD	6,000,000	ZAR	96,519,000	(3,943)
03/16/2022	Natwest Markets PLC	EUR	120,000	USD	135,782	(1,038)
03/16/2022	Royal Bank of Canada	CAD	22,638,000	USD	17,712,534	(181,195)
03/16/2022	Royal Bank of Canada	EUR	23,109,281	USD	26,150,809	(197,747)
03/16/2022	Royal Bank of Canada	GBP	2,105,000	USD	2,792,188	(56,169)
03/16/2022	Royal Bank of Canada	USD	1,139,120	JPY	128,968,342	(17,309)
Subtotal—Depreciation						(7,066,974)
Total Forward Foreign Currency Contracts						$(1,269,324)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

	Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit iTraxx Europe Senior Financials, Series 36, Version 1	Sell	1.00%	Quarterly	12/20/2026	0.548%	EUR 14,500,000	$354,347	$368,679	$14,332
Markit CDX Emerging Markets Index, Series 36, Version 1	Sell	1.00	Quarterly	12/20/2026	1.873	USD 1,450,000	(61,421)	(58,293)	3,128
Colombia Government International Bonds	Sell	1.00	Quarterly	12/20/2026	2.026	USD 3,625,000	(211,115)	(173,986)	37,129
Subtotal - Appreciation							81,811	136,400	54,589
Credit Risk
Indonesia Government International Bonds	Buy	(1.00)	Quarterly	12/20/2026	0.755	USD 3,832,000	(23,739)	(43,631)	(19,892)
Markit iTraxx Europe Index, Series 36, Version 1	Buy	(1.00)	Quarterly	12/20/2026	0.477	EUR 6,235,000	(180,279)	(184,101)	(3,822)
Markit iTraxx Europe Sub Financials Index, Series 36, Version 1	Buy	(1.00)	Quarterly	12/20/2026	1.077	EUR 16,313,000	106,522	72,395	(34,127)
Brazil Government International Bonds	Buy	(1.00)	Quarterly	12/20/2026	2.031	USD 3,625,000	262,688	173,554	(89,134)
South Africa Republic International Bonds	Buy	(1.00)	Quarterly	12/20/2026	2.020	USD 2,537,500	122,398	120,879	(1,519)
Markit CDX North America High Yield Index, Series 37, Version 1	Buy	(5.00)	Quarterly	12/20/2026	2.930	USD 7,250,000	(643,303)	(662,672)	(19,369)
Brazil Government International Bonds	Buy	(1.00)	Quarterly	12/20/2024	1.383	USD 1,595,000	26,747	17,591	(9,156)
Subtotal - Depreciation							(328,966)	(505,985)	(177,019)
Total Centrally Cleared Credit Default Swap Agreements							$(247,155)	$(369,585)	$(122,430)
(a)	Centrally cleared swap agreements collateralized by $12,023,516 cash held with Counterparties.
(b)

Implied credit spreads represent the current level, as of December 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Receive	3 Month JIBAR	Quarterly	(7.15)%	Quarterly	02/24/2031	ZAR	17,550,000	$107	$10,623	$10,516
Receive	3 Month JIBAR	Quarterly	(7.32)	Quarterly	07/15/2031	ZAR	86,900,000	–	12,322	12,322
Receive	6 Month CDOR	Semi-Annually	(1.96)	Semi-Annually	12/15/2031	CAD	35,525,000	1,097	20,157	19,060
Receive	3 Month JIBAR	Quarterly	(6.75)	Quarterly	02/15/2031	ZAR	25,375,000	–	57,383	57,383
Receive	3 Month USD LIBOR	Quarterly	(1.67)	Semi-Annually	06/07/2053	USD	2,537,500	–	64,847	64,847
Receive	BZDIOVRA	At Maturity	(10.69)	At Maturity	01/02/2024	BRL	114,617,783	–	77,658	77,658
Receive	3 Month USD LIBOR	Quarterly	(1.67)	Semi-Annually	07/12/2053	USD	3,480,000	–	89,388	89,388
Receive	BZDIOVRA	At Maturity	(10.74)	At Maturity	01/02/2024	BRL	182,749,148	–	96,411	96,411
Receive	3 Month JIBAR	Quarterly	(6.70)	Quarterly	01/29/2031	ZAR	51,000,000	–	124,045	124,045
Receive	3 Month JIBAR	Quarterly	(6.70)	Quarterly	01/27/2031	ZAR	52,000,000	–	126,191	126,191
Receive	3 Month JIBAR	Quarterly	(6.63)	Quarterly	02/11/2031	ZAR	48,500,000	–	133,822	133,822
Pay	BZDIOVRA	At Maturity	8.68	At Maturity	01/04/2027	BRL	24,429,011	–	175,358	175,358
Receive	SONIA	Annually	(0.80)	Annually	12/02/2031	GBP	11,382,500	–	218,164	218,164
Receive	28 Day MXN TIIE	At Maturity	(5.62)	At Maturity	01/29/2031	MXN	62,500,000	–	389,938	389,938
Receive	28 Day MXN TIIE	At Maturity	(5.63)	At Maturity	05/29/2031	MXN	62,500,000	–	399,249	399,249
Receive	28 Day MXN TIIE	At Maturity	(5.50)	At Maturity	11/29/2030	MXN	64,600,000	–	422,326	422,326
Receive	6 Month AUD BBSW	Semi-Annually	(0.99)	Semi-Annually	10/01/2026	AUD	20,445,000	–	437,449	437,449
Receive	6 Month AUD BBSW	Semi-Annually	(0.94)	Semi-Annually	09/27/2026	AUD	20,082,500	–	461,800	461,800
Receive	6 Month WIBOR	Semi-Annually	(1.45)	Annually	05/05/2026	PLN	21,660,000	–	468,606	468,606
Receive	SONIA	Annually	(0.75)	Annually	12/06/2031	GBP	18,125,000	–	473,777	473,777

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

		Open Centrally Cleared Interest Rate Swap Agreements(a) —(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	6 Month WIBOR	Semi-Annually	(1.44)%	Annually	05/04/2026	PLN	21,840,000	$–	$475,488	$475,488
Receive	28 Day MXN TIIE	At Maturity	(5.53)	At Maturity	05/29/2031	MXN	108,750,000	–	735,684	735,684
Receive	6 Month CLICP	Semi-Annually	(2.35)	Semi-Annually	03/11/2026	CLP	7,500,000,000	–	1,010,698	1,010,698
Subtotal –Appreciation								1,204	6,481,384	6,480,180
Interest Rate Risk
Pay	6 Month CDOR	Semi-Annually	1.14	Semi-Annually	02/24/2024	CAD	217,650,000	–	(1,598,996)	(1,598,996)
Pay	28 Day MXN TIIE	At Maturity	4.81	At Maturity	07/23/2025	MXN	313,500,000	–	(1,261,439)	(1,261,439)
Pay	6 Month CDOR	Semi-Annually	0.70	Semi-Annually	02/04/2023	CAD	182,000,000	–	(732,450)	(732,450)
Pay	3 Month NDBB	Quarterly	1.82	Semi-Annually	09/28/2026	NZD	21,315,000	–	(468,534)	(468,534)
Pay	3 Month NDBB	Quarterly	1.87	Semi-Annually	10/04/2026	NZD	21,909,500	–	(449,062)	(449,062)
Pay	3 Month KORIBOR	Quarterly	1.19	Quarterly	03/14/2023	KRW	89,100,000,000	–	(383,160)	(383,160)
Receive	6 Month CDOR	Semi-Annually	(2.09)	Semi-Annually	11/19/2031	CAD	34,800,000	1,195	(327,874)	(329,069)
Pay	3 Month KORIBOR	Quarterly	1.51	Quarterly	06/16/2023	KRW	78,700,000,000	–	(222,204)	(222,204)
Pay	BZDIOVRA	At Maturity	9.27	At Maturity	01/04/2027	BRL	28,384,589	–	(220,400)	(220,400)
Pay	6 Month CDOR	Semi-Annually	0.70	Semi-Annually	02/03/2023	CAD	30,200,000	–	(118,761)	(118,761)
Pay	28 Day MXN TIIE	At Maturity	7.08	At Maturity	06/16/2031	MXN	72,760,000	–	(106,507)	(106,507)
Receive	SONIA	Annually	(0.89)	Annually	11/15/2051	GBP	4,959,000	–	(89,938)	(89,938)
Pay	6 Month CDOR	Semi-Annually	0.88	Semi-Annually	10/20/2022	CAD	119,625,000	–	(82,658)	(82,658)
Pay	3 Month JIBAR	Quarterly	7.48	Quarterly	02/15/2036	ZAR	40,275,000	–	(77,238)	(77,238)
Pay	BZDIOVRA	At Maturity	11.41	At Maturity	01/02/2023	BRL	111,931,589	–	(42,670)	(42,670)
Receive	3 Month JIBAR	Quarterly	(6.65)	Quarterly	10/11/2026	ZAR	50,750,000	–	(38,463)	(38,463)
Receive	3 Month JIBAR	Quarterly	(6.61)	Quarterly	10/19/2026	ZAR	48,800,000	259	(37,271)	(37,530)
Pay	BZDIOVRA	At Maturity	10.37	At Maturity	01/02/2025	BRL	61,407,687	–	(35,838)	(35,838)
Pay	BZDIOVRA	At Maturity	10.31	At Maturity	01/02/2025	BRL	38,151,485	–	(33,774)	(33,774)
Pay	BZDIOVRA	At Maturity	11.44	At Maturity	01/02/2023	BRL	88,306,574	–	(28,313)	(28,313)
Receive	SOFR	Annually	(1.12)	Annually	12/17/2026	USD	59,290,500	–	(28,015)	(28,015)
Pay	BZDIOVRA	At Maturity	11.46	At Maturity	01/02/2023	BRL	88,291,521	–	(25,598)	(25,598)
Receive	3 Month USD LIBOR	Quarterly	(1.57)	Semi-Annually	11/30/2031	USD	18,473,000	–	(2,815)	(2,815)
Subtotal – Depreciation								1,454	(6,411,978)	(6,413,432)
Total Centrally Cleared Interest Rate Swap Agreements								$2,658	$69,406	$66,748

(a)	Centrally cleared swap agreements collateralized by $12,023,516 cash held with Counterparties.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

		Open Over-The-Counter Credit Default Swap Agreements(a)
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Citibank, N.A.	Assicurazioni Generali S.p.A.	Sell	1.00%	Quarterly	12/20/2024	0.440%	EUR	2,500,000	$28,987	$47,894	$18,907
Goldman Sachs International	Markit CDX North America High Yield Index, Series 35, Version 1	Sell	5.00	Quarterly	12/20/2025	1.057	USD	18,200,000	2,629,213	2,811,538	182,325
Goldman Sach International	Markit iTraxx Europe Crossover Index, Series 32, Version 5	Sell	5.00	Quarterly	12/20/2024	2.646	EUR	2,900,000	212,521	230,371	17,850
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 28, Version 9	Sell	5.00	Quarterly	12/20/2022	0.101	EUR	15,000,000	653,569	825,344	171,775
J.P.Morgan Chase Bank, N.A.	Markit CDX North America High Yield Index, Series 35, Version 1	Sell	5.00	Quarterly	12/20/2025	1.057	USD	5,400,000	734,273	834,193	99,920
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 30, Version 8	Sell	5.00	Quarterly	12/20/2023	3.923	EUR	2,500,000	17,215	59,939	42,724
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 30, Version 8	Sell	5.00	Quarterly	12/20/2023	3.923	EUR	2,900,000	64,850	69,530	4,680
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 30, Version 8	Sell	5.00	Quarterly	12/20/2023	3.923	EUR	1,450,000	24,542	34,765	10,223
Subtotal–Appreciation									4,365,170	4,913,574	548,404
Credit Risk
Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)	Quarterly	12/20/2024	0.748	EUR	1,250,000	9,415	(10,786)	(20,201)
Total Open Over-The-Counter Credit Default Swap Agreements									$4,374,585	$4,902,788	$528,203
(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $4,922,000.
(b)

Implied credit spreads represent the current level, as of December 31, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

			Open Over-The-Counter Interest Rate Swap Agreements(a)
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Bank of America, N.A.	Pay	FBIL Overnight MIBOR	Semi-Annually	6.33%	Semi-Annually	01/31/2022	INR 210,000,000	$—	$39,734	$39,734
Interest Rate Risk
Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	6.77	Annually	01/14/2030	RUB 198,000,000	—	(312,409)	(312,409)
Goldman Sachs International	Pay	3 Month MOSKP	Quarterly	6.98	Annually	03/25/2026	RUB 700,000,000	—	(682,366)	(682,366)
Bank of America, N.A.	Pay	3 Month MOSKP	Quarterly	7.31	Annually	08/17/2024	RUB 385,000,000	—	(246,435)	(246,435)
Subtotal–Depreciation								—	(1,241,210)	(1,241,210)
Total Over-The-Counter Interest Rate Swap Agreements								$—	$(1,201,476)	$(1,201,476)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $4,922,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Abbreviations:

AUD	–Australian Dollar
BBSW	–Bank Bill Swap Rate
BRL	–Brazilian Real
BZDIOVRA	–Brazil Ceptip DI Interbank Deposit Rate
CAD	–Canadian Dollar
CDOR	–Canadian Dealer Offered Rate
CHF	–Swiss Franc
CLICP	–Sinacofi Chile Interbank Rate Avg (CAMARA)
CLP	–Chile Peso
CNH	–Chinese Renminbi
CNY	–Chinese Yuan Renminbi
COP	–Colombia Peso
CZK	–Czech Koruna
EUR	–Euro
FBIL	–Financial Benchmarks India Private Ltd.
GBP	–British Pound Sterling
INR	–Indian Rupee
JIBAR	–Johannesburg Interbank Average Rate
JPY	–Japanese Yen
KORIBOR	–Korea Interbank Offered Rate
KRW	–South Korean Won
LIBOR	–London Interbank Offered Rate
MIBOR	–Mumbai Interbank Offered Rate
MOSKP	–MosPrime Rate
MXN	–Mexican Peso
NDBB	–New Zealand Dollar Bank Bill
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PLN	–Polish Zloty
RUB	–Russian Ruble
SEK	–Swedish Krona
SOFR	–Secured Overnight Financing Rate
SONIA	–Sterling Overnight Index Average
THB	–Thai Baht
TIIE	–Interbank Equilibrium Interest Rate
USD	–U.S. Dollar
WIBOR	–Warsaw Interbank Offered Rate
ZAR	–South African Rand
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Consolidated Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $775,984,974)*	$760,221,525

Investments in affiliates, at value (Cost $178,055,339)	177,903,995

Other investments:
Variation margin receivable – futures contracts	1,018,370

Swaps receivable – OTC	920,942

Unrealized appreciation on swap agreements – OTC	588,138

Premiums paid on swap agreements – OTC	4,374,585

Unrealized appreciation on forward foreign currency contracts outstanding	5,797,650

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	3,310,532

Cash collateral – centrally cleared swap agreements	12,023,516

Cash collateral – OTC Derivatives	4,922,000

Cash	14,158,679

Foreign currencies, at value (Cost $4,951,028)	5,726,155

Receivable for:
Investments sold	526,997

Fund shares sold	6,980,377

Dividends	6,743

Interest	11,461,263

Investment for trustee deferred compensation and retirement plans	188,183

Other assets	3,773
Total assets	1,010,133,423

Liabilities:
Other investments:
Options written, at value (premiums received $7,241,993)	6,511,891

Variation margin payable – centrally cleared swap agreements	259,276

Unrealized depreciation on forward foreign currency contracts outstanding	7,066,974

Swaps payable – OTC	116,221

Unrealized depreciation on swap agreements–OTC	1,261,411

Payable for:
Investments purchased	104,984

Fund shares reacquired	358,722

Collateral upon return of securities loaned	43,922,449

Accrued fees to affiliates	519,098

Accrued other operating expenses	501,239

Trustee deferred compensation and retirement plans	188,183

Total liabilities	60,810,448
Net assets applicable to shares outstanding	$949,322,975

Net assets consist of:
Shares of beneficial interest	$1,186,158,661

Distributable earnings (loss)	(236,835,686)
$949,322,975

Net Assets:
Series I	$336,327,366
Series II	$612,995,609

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	75,484,385
Series II	132,902,231
Series I:
Net asset value per share	$4.46
Series II:
Net asset value per share	$4.61
* At December 31, 2021, securities with an aggregate value of $42,968,622 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Consolidated Statement of Operations
For the year ended December 31, 2021

Investment income:

Interest (net of foreign withholding taxes of $253,400)	$32,559,362
Dividends (net of foreign withholding taxes of $3,000)	2,950
Dividends from affiliates (includes securities lending income of $23,419)	763,958
Other income	35,990
Total investment income	33,362,260

Expenses:

Advisory fees	6,565,875

Administrative services fees	1,577,696

Custodian fees	363,660

Distribution fees - Series II	1,580,522

Transfer agent fees	54,179

Trustees’ and officers’ fees and benefits	30,990

Professional services fees	112,184

Other	(292,072)
Total expenses	9,993,034

Less: Fees waived	(387,289)
Net expenses	9,605,745
Net investment income	23,756,515

Realized and unrealized gain (loss) from:

Net realized gain (loss) from: Unaffiliated investment securities (net of foreign taxes of $355,639)	(17,258,292)
Affiliated investment securities	(95,310)

Foreign currencies	9,516

Forward foreign currency contracts	7,005,608

Futures contracts	12,781,560

Option contracts written	26,774,559

Swap agreements	(47,105,064)
(17,887,423)
Change in net unrealized appreciation (depreciation) of: Unaffiliated investment securities (net of foreign taxes of $453,498)	(34,400,776)

Affiliated investment securities	(217,810)

Foreign currencies	(548,271)

Forward foreign currency contracts	421,972

Futures contracts	3,111,889

Option contracts written	(3,089,692)

Swap agreements	(4,777,062)
(39,499,750)
Net realized and unrealized gain (loss)	(57,387,173)
Net increase (decrease) in net assets resulting from operations	$(33,630,658)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Consolidated Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$23,756,515	$29,950,879
Net realized gain (loss)	(17,887,423)	(55,196,511)
Change in net unrealized appreciation (depreciation)	(39,499,750)	49,062,789

Net increase (decrease) in net assets resulting from operations	(33,630,658)	23,817,157

Distributions to shareholders from distributable earnings:
Series I	(16,089,003)	(21,122,311)

Series II	(27,017,441)	(34,704,644)

Total distributions from distributable earnings	(43,106,444)	(55,826,955)

Share transactions–net:
Series I	303,104	(20,356,992)

Series II	1,076,421	(54,615,245)

Net increase (decrease) in net assets resulting from share transactions	1,379,525	(74,972,237)

Net increase (decrease) in net assets	(75,357,577)	(106,982,035)

Net assets:
Beginning of year	1,024,680,552	1,131,662,587
End of year	$949,322,975	$1,024,680,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(C)	Ratio of net investment income to average net assets	Portfolio turnover (d) (e)
Series I
Year ended 12/31/21	$4.83	$0.12	$(0.27)	$(0.15)	$(0.22)	$4.46	(3.00)%	$ 336,327	0.82%	0.86%	2.59%	209%
Year ended 12/31/20	4.97	0.15	(0.01)	0.14	(0.28)	4.83	3.19	363,404	0.82	0.87	3.10	324
Year ended 12/31/19	4.66	0.24	0.26	0.50	(0.19)	4.97	10.80	395,324	0.77(f)	0.82(f)	4.86(g)	134
Year ended 12/31/18	5.13	0.25	(0.47)	(0.22)	(0.25)	4.66	(4.40)	346,707	0.81(f)	0.88(f)	5.07(g)	68
Year ended 12/31/17	4.94	0.22	0.09	0.31	(0.12)	5.13	6.27	393,337	0.76(f)	0.82(f)	4.40(g)	74
Series II
Year ended 12/31/21	4.99	0.11	(0.28)	(0.17)	(0.21)	4.61	(3.37)	612,996	1.07	1.11	2.34	209
Year ended 12/31/20	5.13	0.14	(0.01)	0.13	(0.27)	4.99	2.79	661,276	1.07	1.12	2.85	324
Year ended 12/31/19	4.80	0.23	0.27	0.50	(0.17)	5.13	10.61	736,339	1.02(f)	1.08(f)	4.60(g)	134
Year ended 12/31/18	5.27	0.24	(0.48)	(0.24)	(0.23)	4.80	(4.54)	1,081,833	1.06(f)	1.13(f)	4.82(g)	68
Year ended 12/31/17	5.07	0.22	0.08	0.30	(0.10)	5.27	6.04	1,277,689	1.01(f)	1.07(f)	4.15(g)	74

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.04%, 0.02% and 0.01% for the years ended December 31, 2019, 2018 and 2017, respectively.
(d)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $2,177,497,748 and $2,279,114,634, $2,370,164,194 and $2,399,236,376, $2,271,944,419 and $2,153,905,799, $1,798,210,272 and $1,766,445,159 and $1,225,140,927 and $1,266,426,777 for the years ended December 31, 2019, 2018 and 2017, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.
(g)	Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Strategic Income Fund

Notes to Consolidated Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Global Strategic Income Fund, formerly Invesco Oppenheimer V.I. Global Strategic Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco V.I. Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses

Invesco V.I. Global Strategic Income Fund

on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

K.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

L.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in

Invesco V.I. Global Strategic Income Fund

short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

M.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

N.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

O.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

P.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Invesco V.I. Global Strategic Income Fund

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

R.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract

Invesco V.I. Global Strategic Income Fund

may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

S.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

T.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

U.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

V.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

W.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

X.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply

Invesco V.I. Global Strategic Income Fund

chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $200 million	0.600%
Next $4 billion	0.500%
Over $5 billion	0.480%

*     The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.67%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.84% and Series II shares to 1.09% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $387,289.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $136,921 for accounting and fund administrative services and was reimbursed $1,440,775 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

Invesco V.I. Global Strategic Income Fund

market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$359,375,745	$ –	$359,375,745

Non-U.S. Dollar Denominated Bonds & Notes	–	298,888,221	–	298,888,221

Asset-Backed Securities	–	78,247,546	–	78,247,546

Exchange-Traded Funds	29,610,464	–	–	29,610,464

Variable Rate Senior Loan Interests	–	7,303,115	–	7,303,115

Agency Credit Risk Transfer Notes	–	6,779,796	–	6,779,796

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	4,100,044	–	4,100,044

Preferred Stocks	–	1,731,553	–	1,731,553

Common Stocks & Other Equity Interests	83,292	131,906	480,922	696,120

Money Market Funds	104,371,429	43,922,102	–	148,293,531

Options Purchased	–	3,099,385	–	3,099,385

Total Investments in Securities	134,065,185	803,579,413	480,922	938,125,520

Other Investments - Assets*

Futures Contracts	1,997,869	–	–	1,997,869

Forward Foreign Currency Contracts	–	5,797,650	–	5,797,650

Swap Agreements	–	7,122,907	–	7,122,907

	1,997,869	12,920,557	–	14,918,426

Other Investments - Liabilities*

Futures Contracts	(863,047)	–	–	(863,047)

Forward Foreign Currency Contracts	–	(7,066,974)	–	(7,066,974)

Options Written	–	(6,511,891)	–	(6,511,891)

Swap Agreements	–	(7,851,862)	–	(7,851,862)

	(863,047)	(21,430,727)	–	(22,293,774)

Total Other Investments	1,134,822	(8,510,170)	–	(7,375,348)

Total Investments	$135,200,007	$795,069,243	$480,922	$930,750,172

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended December 31, 2021:

	Value 12/31/20	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 12/31/21

Non-U.S. Dollar Denominated Bonds & Notes	$42,878	$-	$-	$(42)	$(528,656)	$485,820	$-	$-	$ -

Variable Rate Senior Loan Interests	11,193,807	-	(11,758,572)	76,409	702,519	(214,163)	-	-	-

Common Stocks & Other Equity Interests	19,988	482,738	(52,955)	-	-	29,350	20,485	(18,684)	480,922

Total	$11,256,673	$482,738	$(11,811,527)	$76,367	$173,863	$301,007	$20,485	$(18,684)	$480,922

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

Invesco V.I. Global Strategic Income Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$–	$1,997,869	$1,997,869

Unrealized appreciation on swap agreements – Centrally Cleared(a)	54,589	–	6,480,180	6,534,769

Unrealized appreciation on forward foreign currency contracts outstanding	–	5,797,650	–	5,797,650

Unrealized appreciation on swap agreements – OTC	548,404	–	39,734	588,138

Options purchased, at value – OTC(b)	–	3,099,385	–	3,099,385

Total Derivative Assets	602,993	8,897,035	8,517,783	18,017,811

Derivatives not subject to master netting agreements	(54,589)	–	(8,478,049)	(8,532,638)

Total Derivative Assets subject to master netting agreements	$548,404	$8,897,035	$39,734	$9,485,173

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$–	$–	$(863,047)	$(863,047)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(177,019)	–	(6,413,432)	(6,590,451)

Unrealized depreciation on forward foreign currency contracts outstanding	–	(7,066,974)	–	(7,066,974)

Unrealized depreciation on swap agreements – OTC	(20,201)	–	(1,241,210)	(1,261,411)

Options written, at value – OTC	(259,805)	(4,169,718)	(2,082,368)	(6,511,891)

Total Derivative Liabilities	(457,025)	(11,236,692)	(10,600,057)	(22,293,774)

Derivatives not subject to master netting agreements	177,019	–	7,276,479	7,453,498

Total Derivative Liabilities subject to master netting agreements	$(280,006)	$(11,236,692)	$(3,323,578)	$(14,840,276)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2021.

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$1,022,521	$839,224	$184,685	$2,046,430	$(937,076)	$(124,633)	$(300,514)	$(1,362,223)	$684,207	$–	$(440,000)	$244,207

Citibank, N.A.	15,327	–	19,850	35,177	(567,919)	–	(20,673)	(588,592)	(553,415)	–	310,000	(243,415)

Goldman Sachs International	535,192	1,076,542	925,087	2,536,821	(1,264,577)	(2,567,337)	(1,056,445)	(4,888,359)	(2,351,538)	–	–	(2,351,538)

J.P. Morgan Chase Bank, N.A.	1,842,120	322,351	379,458	2,543,929	(1,544,147)	(2,648,802)	–	(4,192,949)	(1,649,020)	–	512,000	(1,137,020)

Merrill Lynch International	–	172,780	–	172,780	–	(20,800)	–	(20,800)	151,980	–	–	151,980

Morgan Stanley and Co. International PLC	2,337,107	23,611	–	2,360,718	(2,299,797)	(1,110,318)	–	(3,410,115)	(1,049,397)	–	1,049,397	–

Natwest Markets PLC	–	–	–	–	(1,038)	–	–	(1,038)	(1,038)	–	–	(1,038)

Royal Bank of Canada	9,977	–	–	9,977	(452,420)	–	–	(452,420)	(442,443)	–	–	(442,443)

Standard Chartered Bank PLC	35,406	663,413	–	698,819	–	(40,001)	–	(40,001)	658,818	–	(350,000)	308,818

UBS AG	–	1,464	–	1,464	–	–	–	–	1,464	–	–	1,464

Total	$5,797,650	$3,099,385	$1,509,080	$10,406,115	$(7,066,974)	$(6,511,891)	$(1,377,632)	$(14,956,497)	$(4,550,382)	$–	$1,081,397	$(3,468,985)

Invesco V.I. Global Strategic Income Fund

Effect of Derivative Investments for the year ended December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$7,005,608	$-	$-	$7,005,608
Futures contracts	-	-	-	12,781,560	12,781,560
Options purchased(a)	-	(13,388,432)	(609,857)	2,295,597	(11,702,692)
Options written	-	11,152,285	305,463	15,316,811	26,774,559
Swap agreements	(914,718)	-	28,458	(46,218,804)	(47,105,064)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	421,972	-	-	421,972
Futures contracts	-	-	-	3,111,889	3,111,889
Options purchased(a)	(11,425)	(1,102,291)	-	338,886	(774,830)
Options written	219,861	(4,094,868)	-	785,315	(3,089,692)
Swap agreements	525,853	-	-	(5,302,915)	(4,777,062)
Total	$(180,429)	$ (5,726)	$(275,936)	$(16,891,661)	$(17,353,752)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swaptions Purchased	Foreign Currency Options Purchased	Swaptions Written	Foreign Currency Options Written	Swap Agreements
Average notional value	$1,551,032,461	$269,696,994	$600,717,810	$518,192,893	$901,504,021	$520,244,524	$3,301,505,087

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020
Ordinary income*	$43,106,444	$55,826,955

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Net unrealized appreciation (depreciation) - investments	$ (24,246,560)

Net unrealized appreciation - foreign currencies	662,308

Temporary book/tax differences	(179,370)

Capital loss carryforward	(213,072,064)

Shares of beneficial interest	1,186,158,661

Total net assets	$949,322,975

Invesco V.I. Global Strategic Income Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, convertible securities, straddles, partnerships, and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$93,721,923	$119,350,141	$213,072,064

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $1,257,851,720 and $1,244,169,785, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$35,215,626

Aggregate unrealized (depreciation) of investments	(59,462,186)

Net unrealized appreciation (depreciation) of investments	$(24,246,560)

Cost of investments for tax purposes is $959,371,317.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and partnerships, on December 31, 2021, undistributed net investment income was decreased by $30,142,961, undistributed net realized gain (loss) was increased by $28,775,136 and shares of beneficial interest was increased by $1,367,825. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended December 31, 2021(a)		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	7,410,911	$34,410,387	7,198,242	$34,167,624

Series II	6,876,383	33,223,398	2,731,449	13,393,044

Issued as reinvestment of dividends:
Series I	3,640,046	16,089,003	4,591,807	21,122,311

Series II	5,899,005	27,017,441	7,290,891	34,704,644

Reacquired:
Series I	(10,741,994)	(50,196,286)	(16,117,197)	(75,646,927)

Series II	(12,265,619)	(59,164,418)	(21,278,732)	(102,712,933)

Net increase (decrease) in share activity	818,732	$1,379,525	(15,583,540)	$(74,972,237)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco V.I. Global Strategic Income Fund and its subsidiary (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related consolidated statement of operations for the year ended December 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the consolidated financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of Oppenheimer Global Strategic Income Fund/VA and its subsidiary (subsequently renamed Invesco V.I. Global Strategic Income Fund) as of and for the year ended December 31, 2018 and the consolidated financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated February 19, 2019 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Global Strategic Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$994.60	$4.12	$1,021.07	$4.18	0.82%
Series II	1,000.00	994.20	5.38	1,019.81	5.45	1.07

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Strategic Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	1.44%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	71.70%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Strategic Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley -1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System;

Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel -1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern -1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli -1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg -1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Global Strategic Income Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Government Money Market Fund

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. The Fund’s Form N-MFP filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-MFP, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIGMKT-AR-1

Management’s Discussion

Fund Information

This annual report for Invesco V.I. Government Money Market Fund (the Fund) covers the year ended December 31, 2021.

    As of December 31, 2021, the Fund’s net assets totaled $767 million. As of the same date, the Fund’s weighted average maturity was 48 days and the Fund’s weighted average life was 112 days.

Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

    Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

Market conditions affecting money market funds

Similar to 2020, 2021 was dominated by the COVID-19 pandemic. Vaccination levels rose in the US, initially causing infection rates to decrease and enabling the economy to reopen. However, the US faced significant headwinds in the form of the Delta variant mid-year, and eventually, the highly infectious Omicron variant towards the end of 2021.

    Much of the second half of 2021 was also impacted by the debt ceiling agreement, which was unresolved until the end of the fiscal year. In the fall, a temporary agreement was reached by Congress, where a short-term debt ceiling increase was passed. Subsequently, a longer-term agreement was reached in December by Congress. The debt ceiling had a direct impact on supply during the third quarter, as net US Treasury issuance declined and the US Treasury General Account (TGA) balance decreased by $637 billion.1

    The US Federal Reserve (the Fed) maintained monetary policy accommodative throughout the fiscal year and showed a commitment to low rates by keeping the federal funds target range at 0.00% to 0.25% throughout the year.2 For nearly the entirety of 2021, the Fed also maintained its asset purchases (quantitative easing) at a level of at least $120 billion per month and remained on hold until there had been evidence of progress made towards its dual mandate.2 In December, the Federal Open Market Committee (FOMC) announced it had begun its tapering of asset purchases, at a pace that was faster than had been previously anticipated.

    Money market curves steepened throughout 2021, with a larger move during the fourth quarter on expectations of a more aggressive Fed in 2022. Year over year, the yield on the three-month Treasury bill decreased from 0.07% to 0.04% while the yield on the three-month and 12-month bills increased from 0.09% to 0.19% and 0.11% to 0.38%, respectively.1 Short-term Treasury notes also increased dramatically, along with longer-term bond yields. The two-year Treasury note increased from 0.12% to 0.73%

and the 10-year from 0.92% to 1.51% over the year.1

    Money market fund industry assets increased overall over the year, with industry assets adding $410 billion over the year to end 2021 at $4.705 trillion.3 Government money market funds experienced the largest increase in assets, while prime and tax-exempt money market funds saw a decline in overall assets.

    At the close of the year, it is Invesco Global Liquidity’s view that the FOMC monetary policy directive could be moved off the zero bound in 2022, with the potential for at least two or three interest rate hikes.

    For over 40 years, Invesco Global Liquidity has been a core business for Invesco. We believe in a disciplined investment process, high credit quality solutions, distinguished client engagement and consistent performance.

    We appreciate your continued investment in Invesco V.I. Government Money Market Fund.

1 Source: Bloomberg LP

2 Source: US Federal Reserve

3	Source: Bloomberg LP, Investment Company Institute (ICI)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Team managed by Invesco Advisers, Inc.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Portfolio Composition by Maturity*
In days, as of 12/31/2021

1-7	28.0%
8-30	5.5
31-60	19.7
61-90	9.9
91-180	15.1
181+	21.8

*The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

Invesco V.I. Government Money Market Fund

Supplemental Information

Invesco V.I. Government Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Invesco V.I. Government Money Market Fund

Schedule of Investments

December 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities–58.65%
U.S. Treasury Bills–32.31%(a)
U.S. Treasury Bills	0.05%	01/13/2022	$25,000	$24,999,583

U.S. Treasury Bills	0.05%	02/01/2022	50,000	49,997,783

U.S. Treasury Bills	0.06%	02/03/2022	15,000	14,999,244

U.S. Treasury Bills	0.05%	02/15/2022	10,000	9,999,375

U.S. Treasury Bills	0.05%	02/17/2022	5,000	4,999,674

U.S. Treasury Bills	0.07%	02/24/2022	5,000	4,999,475

U.S. Treasury Bills	0.06%	03/01/2022	15,000	14,998,717

U.S. Treasury Bills	0.07%	03/10/2022	15,000	14,998,017

U.S. Treasury Bills	0.08%	03/24/2022	15,000	14,997,437

U.S. Treasury Bills	0.07%	03/29/2022	20,000	19,996,617

U.S. Treasury Bills	0.09%	03/31/2022	5,000	4,998,949

U.S. Treasury Bills	0.11%	04/26/2022	25,000	24,991,119

U.S. Treasury Bills	0.09%	06/02/2022	15,000	14,994,300

U.S. Treasury Bills	0.07%	06/16/2022	5,000	4,998,386

U.S. Treasury Bills	0.08%	08/11/2022	5,000	4,997,533

U.S. Treasury Bills	0.09%	10/06/2022	18,000	17,987,258

				247,953,467

U.S. Treasury Floating Rate Notes–9.78%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)(b)	0.24%	01/31/2022	7,000	6,999,936

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)(b)	0.20%	04/30/2022	3,000	3,000,802

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.14%	07/31/2022	7,000	7,000,562

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.14%	10/31/2022	16,000	15,999,857

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(b)	0.13%	01/31/2023	6,000	6,000,132

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	0.12%	04/30/2023	10,000	10,000,537

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	0.11%	07/31/2023	16,000	16,000,400

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	0.12%	10/31/2023	10,000	9,999,722

				75,001,948

U.S. Treasury Notes–16.56%
U.S. Treasury Notes	2.50%	01/15/2022	15,000	15,013,912

U.S. Treasury Notes	1.38%	01/31/2022	15,000	15,015,958

U.S. Treasury Notes	1.50%	01/31/2022	17,000	17,019,668

U.S. Treasury Notes	1.88%	03/31/2022	10,000	10,043,767

U.S. Treasury Notes	1.88%	04/30/2022	29,500	29,673,354

U.S. Treasury Notes	1.75%	05/15/2022	15,000	15,090,636

U.S. Treasury Notes	2.13%	05/15/2022	5,000	5,037,756

U.S. Treasury Notes	2.13%	06/30/2022	5,000	5,049,820

U.S. Treasury Notes	2.00%	07/31/2022	5,000	5,055,195

U.S. Treasury Notes	1.50%	09/15/2022	10,000	10,098,609

				127,098,675

Total U.S. Treasury Securities (Cost $450,054,090)				450,054,090

U.S. Government Sponsored Agency Securities–12.34%
Federal Farm Credit Bank (FFCB)–6.34%
Federal Farm Credit Bank	0.25%	04/06/2022	1,000	1,000,468

Federal Farm Credit Bank	0.25%	05/06/2022	6,155	6,158,169

Federal Farm Credit Bank (SOFR + 0.09%)(b)	0.14%	06/17/2022	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.20%)(b)	0.25%	06/23/2022	2,500	2,501,501

Federal Farm Credit Bank (SOFR + 0.15%)(b)	0.20%	07/28/2022	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.12%	08/11/2022	4,500	4,499,999

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	08/26/2022	2,500	2,499,918

Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.08%	10/12/2022	5,000	4,999,882

Federal Farm Credit Bank (SOFR + 0.01%)(b)	0.06%	11/16/2022	5,000	4,999,912

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	02/09/2023	6,000	6,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Federal Farm Credit Bank (FFCB)–(continued)
Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.08%	07/07/2023	$3,000	$3,000,000

Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.08%	09/27/2023	1,000	1,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	11/07/2023	2,000	2,000,000

				48,659,849

Federal Home Loan Bank (FHLB)–2.09%
Federal Home Loan Bank (SOFR + 0.07%)(b)	0.12%	04/28/2022	2,000	2,000,000

Federal Home Loan Bank (SOFR + 0.13%)(b)	0.18%	08/05/2022	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.09%)(b)	0.14%	08/19/2022	7,000	7,000,318

Federal Home Loan Bank (SOFR + 0.06%)(b)	0.11%	12/08/2022	2,000	2,000,000

				16,000,318

Federal Home Loan Mortgage Corp. (FHLMC)–1.39%
Federal Home Loan Mortgage Corp.	2.38%	01/13/2022	1,700	1,701,283

Federal Home Loan Mortgage Corp. (SOFR + 0.07%)(b)	0.12%	08/12/2022	4,000	4,000,000

Federal Home Loan Mortgage Corp. (SOFR + 0.09%)(b)	0.14%	09/16/2022	5,000	5,000,000

				10,701,283

Federal National Mortgage Association (FNMA)–0.39%
Federal National Mortgage Association (SOFR + 0.30%)(b)	0.35%	01/07/2022	3,000	3,000,000

U.S. International Development Finance Corp. (DFC)–2.13%
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.09%	06/15/2025	2,100	2,100,000

U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.09%	07/15/2025	194	194,167

U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.09%	02/15/2028	6,944	6,944,444

U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.09%	07/07/2040	7,071	7,070,685

				16,309,296

Total U.S. Government Sponsored Agency Securities (Cost $94,670,746)				94,670,746

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-70.99% (Cost $544,724,836)				544,724,836

			Repurchase Amount
Repurchase Agreements–29.59%(d)
BNP Paribas Securities Corp., joint term agreement dated 12/28/2021, aggregate maturing value of $500,004,861 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $510,000,000; 0.00% - 7.00%; 08/31/2022 - 01/01/2052)(e)	0.05%	01/04/2022	10,000,097	10,000,000

Credit Agricole Corporate & Investment Bank, joint open agreement dated 12/01/2021 (collateralized by U.S. Treasury obligations valued at $2,032,860,433; 0.00% - 3.00%; 01/06/2022 - 08/15/2031)(f)	0.05%	01/03/2022	20,000,911	20,000,000

ING Financial Markets, LLC, joint term agreement dated 12/03/2021, aggregate maturing value of $300,047,250 (collateralized by domestic agency mortgage-backed securities valued at $306,000,001; 1.50% - 7.00%; 09/01/2029 - 02/15/2061)	0.07%	02/22/2022	10,001,575	10,000,000

ING Financial Markets, LLC, joint term agreement dated 12/28/2021, aggregate maturing value of $350,070,000 (collateralized by domestic agency mortgage-backed securities valued at $357,000,001; 1.50% - 7.50%; 11/01/2028 - 05/01/2058)	0.08%	03/28/2022	10,002,000	10,000,000

J.P. Morgan Securities LLC, joint open agreement dated 03/27/2020 (collateralized by U.S. Treasury obligations valued at $867,000,270; 0.00% - 2.50%; 01/13/2022 - 10/31/2026)(f)	0.05%	01/03/2022	5,000,228	5,000,000

J.P. Morgan Securities LLC, joint open agreement dated 07/01/2021 (collateralized by domestic agency mortgage-backed securities and a U.S. Treasury obligation valued at $255,000,072; 0.38% - 6.50%; 03/31/2022 - 11/15/2062)(f)	0.06%	01/03/2022	5,000,274	5,000,000

J.P. Morgan Securities LLC, joint open agreement dated 07/01/2021 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $295,800,028; 0.00% - 8.00%; 04/20/2022 - 01/01/2052)(f)	0.07%	01/03/2022	5,000,319	5,000,000

J.P. Morgan Securities LLC, joint open agreement dated 10/15/2019 (collateralized by domestic agency mortgage-backed securities and a U.S. Treasury obligation valued at $408,000,094; 0.00% - 6.50%; 06/25/2025 - 08/16/2063)(f)	0.07%	01/03/2022	10,000,639	10,000,000

Metropolitan Life Insurance Co., joint term agreement dated 12/29/2021, aggregate maturing value of $350,013,258 (collateralized by U.S. Treasury obligations valued at $358,625,938; 0.00%; 08/15/2027 - 11/15/2045)(e)	0.07%	01/05/2022	15,001,554	15,001,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value

Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 12/29/2021, aggregate maturing value of $786,010,698 (collateralized by U.S. Treasury obligations valued at $802,839,144; 1.13%; 02/28/2025 - 02/28/2027)(e)	0.07%	01/05/2022	$29,587,903	$29,587,500

RBC Capital Markets LLC, joint term agreement dated 12/31/2021, aggregate maturing value of $750,005,625 (collateralized by domestic agency mortgage-backed securities, U.S.government sponsored agency obligations and U.S. Treasury obligations valued at $765,000,159; 0.00% - 9.00%; 02/01/2022 - 08/20/2065)(e)(g)	0.09%	01/03/2022	15,000,113	15,000,000

RBC Dominion Securities Inc., joint agreement dated 12/31/2021, aggregate maturing value of $1,000,004,167 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $1,020,000,027; 0.00% - 6.50%; 07/15/2022 - 12/01/2051)	0.05%	01/03/2022	35,000,146	35,000,000

RBC Dominion Securities Inc., joint term agreement dated 12/03/2021, aggregate maturing value of $1,500,080,208 (collateralized by U.S. Treasury obligations valued at $1,530,000,036; 0.13% - 7.63%; 01/15/2022 - 02/15/2050)(e)	0.06%	01/07/2022	25,001,337	25,000,000

Sumitomo Mitsui Banking Corp., joint agreement dated 12/31/2021, aggregate maturing value of $2,500,012,500 (collateralized by domestic agency mortgage-backed securities valued at $2,550,000,000; 2.00% - 5.00%; 12/15/2039 - 10/20/2051)	0.06%	01/03/2022	32,431,199	32,431,037

Total Repurchase Agreements (Cost $227,019,887)				227,019,887

TOTAL INVESTMENTS IN SECURITIES(h)-100.58% (Cost $771,744,723)				771,744,723

OTHER ASSETS LESS LIABILITIES-(0.58)%				(4,426,213)

NET ASSETS-100.00%				$767,318,510

Investment Abbreviations:

SOFR -Secured Overnight Financing Rate

VRD -Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2021.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on December 31, 2021.

(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)

Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.

(g)	Interest rate is redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.
(h)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$544,724,836

Repurchase agreements, at value and cost	227,019,887

Cash	151

Receivable for: Fund shares sold	10,275,412

Interest	699,325

Fund expenses absorbed	118,193

Investment for trustee deferred compensation and retirement plans	39,085

Total assets	782,876,889

Liabilities: Payable for: Investments purchased	14,998,717

Fund shares reacquired	16,655

Dividends	3,480

Accrued fees to affiliates	269,180

Accrued trustees’ and officers’ fees and benefits	1,005

Accrued operating expenses	219,375

Trustee deferred compensation and retirement plans	49,967

Total liabilities	15,558,379

Net assets applicable to shares outstanding	$767,318,510

Net assets consist of: Shares of beneficial interest	$767,317,035

Distributable earnings	1,475

$767,318,510

Net Assets: Series I	$688,779,398

Series II	$ 78,539,112

Shares outstanding, no par value,unlimited number of shares authorized: Series I	688,737,178

Series II	78,533,995

Series I: Net asset value and offering price per share	$ 1.00

Series II: Net asset value and offering price per share	$ 1.00

Statement of Operations

For the year ended December 31, 2021

Investment income:
Interest	$ 622,618

Expenses:

Advisory fees	1,173,415

Administrative services fees	1,122,110

Custodian fees	35,583

Distribution fees - Series II	212,180

Transfer agent fees	88,934

Trustees’ and officers’ fees and benefits	39,996

Reports to shareholders	50,165

Professional services fees	144,434

Other	28,854

Total expenses	2,895,671

Less: Fees waived and expenses reimbursed	(2,327,847)

Net expenses	567,824

Net investment income	54,794

Net increase in net assets resulting from operations	$ 54,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$54,794	$2,162,974

Net realized gain	-	40,138

Net increase in net assets resulting from operations	54,794	2,203,112

Distributions to shareholders from distributable earnings:
Series I	(48,851)	(2,008,417)

Series II	(5,943)	(154,557)

Total distributions from distributable earnings	(54,794)	(2,162,974)

Share transactions-net:
Series I	(22,868,753)	112,942,473

Series II	(12,306,552)	18,863,611

Net increase (decrease) in net assets resulting from share transactions	(35,175,305)	131,806,084

Net increase (decrease) in net assets	(35,175,305)	131,846,222

Net assets:
Beginning of year	802,493,815	670,647,593

End of year	$767,318,510	$802,493,815

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets
Series I
Year ended 12/31/21	$1.00	$0.00	$ -	$0.00	$(0.00)	$1.00	0.01%	$688,779	0.07%	0.34%	0.01%
Year ended 12/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.29	711,648	0.29	0.35	0.26
Year ended 12/31/19	1.00	0.02	0.00	0.02	(0.02)	1.00	1.90	598,670	0.36	0.36	1.90
Year ended 12/31/18	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.55	900,901	0.36	0.36	1.55
Year ended 12/31/17	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.56	656,368	0.40	0.40	0.56
Series II
Year ended 12/31/21	1.00	0.00	-	0.00	(0.00)	1.00	0.01	78,539	0.07	0.59	0.01
Year ended 12/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.21	90,846	0.36	0.60	0.19
Year ended 12/31/19	1.00	0.02	0.00	0.02	(0.02)	1.00	1.64	71,978	0.61	0.61	1.65
Year ended 12/31/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.30	96,339	0.61	0.61	1.30
Year ended 12/31/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.31	85,541	0.65	0.65	0.31

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Government Money Market Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Invesco V.I. Government Money Market Fund

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund that holds securities of that entity will be adversely impacted.

K.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended December 31, 2021, Invesco voluntarily waived advisory fees of $1,173,415, reimbursed fund level expenses of $942,252 and waived class level expenses of $212,180 for Series II shares in order to increase the Fund’s yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $344,202 for accounting and fund administrative services and was reimbursed $777,908 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. 12b-1 fees before fee waivers are shown as Distribution fees in the Statement of Operations. For the year ended December 31, 2021, 12b-1 fees incurred for Series II shares were $0, after voluntary waivers of $212,180.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Government Money Market Fund

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2021, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2021 and December 31, 2020:

	2021	2020
Ordinary income*	$54,794	$2,162,974

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$33,221

Temporary book/tax differences	(31,746)

Shares of beneficial interest	767,317,035

Total net assets	$767,318,510

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization, on December 31, 2021, undistributed net investment income was decreased by $1,142, undistributed net realized gain was decreased by $31,858 and shares of beneficial interest was increased by $33,000. This reclassification had no effect on the net assets of the Fund.

NOTE 8–Share Information

		Summary of Share Activity

		Years ended December 31,

	2021(a)			2020

	Shares	Amount	Shares	Amount

Sold:
Series I	1,772,925,010	$1,772,925,010	1,782,972,429	$1,782,972,429

Series II	39,161,882	39,161,882	82,180,237	82,180,237

Issued as reinvestment of dividends:
Series I	47,696	47,696	1,952,855	1,952,855

Series II	5,943	5,943	154,297	154,297

Invesco V.I. Government Money Market Fund

		Summary of Share Activity

	Years ended December 31,

	2021(a)		2020

	Shares	Amount	Shares	Amount

Reacquired:
Series I	(1,795,841,459)	$(1,795,841,459)	(1,671,982,811)	$(1,671,982,811)

Series II	(51,474,377)	(51,474,377)	(63,470,923)	(63,470,923)

Net increase (decrease) in share activity	(35,175,305)	$(35,175,305)	131,806,084	$131,806,084

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 86% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Government Money Market Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,000.00	$0.35	$1,024.85	$0.36	0.07%
Series II	1,000.00	1,000.00	0.35	1,024.85	0.36	0.07

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Government Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	41.19%
Business Interest Income*	99.50%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186

Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds)

Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris — 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

			N/A	N/A
		Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey –1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

Invesco V.I. Government Money Market Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Government Securities Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIGOV-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2021, Series I shares of Invesco V.I. Government Securities Fund (the Fund) underperformed the Bloomberg Intermediate U.S. Government Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	-2.27%
Series II Shares	-2.43
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	-1.54
Bloomberg Intermediate U.S. Government Index▼ (Style-Specific Index)	-1.69
Lipper VUF Intermediate U.S. Government Funds Classification Average∎ (Peer Group)	-1.71

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Similar to 2020, 2021 was dominated by the coronavirus (COVID-19) pandemic. Vaccination levels rose in the US, initially causing infection rates to decrease and enabling the economy to re-open. However, the US faced significant headwinds in the form of the Delta variant mid-year, and eventually, the highly infectious Omicron variant towards the end of 2021. Prior to year-end, the Omicron variant was spreading at a rampant pace, with uncertainty on the implications to return-to-work policies, schools, and thus overall consumption. Nevertheless, global demand was relatively resilient as yields were increasingly attractive on a nominal and relative basis.

    The US Federal Reserve (the Fed) maintained accommodative monetary policy throughout the fiscal year and showed a commitment to low rates by keeping the federal funds target range at 0.00% to 0.25% throughout the year.1 For nearly the entirety of 2021, the Fed also maintained its asset purchases (quantitative easing) at a level of at least $120 billion per month and remained on hold until there had been evidence of progress made towards its dual mandate.1 In November, the Federal Open Market Committee began its tapering of asset purchases and later announced in December that it would taper at a pace that was faster than had been previously anticipated. This caused markets to anticipate the start of the Fed hiking cycle and the potential for more persistent inflation than previously thought.

    The yield curve steepened significantly to begin the year but flattened sharply mid-year and then again to end the year as the market began to price in an active tightening policy. The two-year Treasury yield increased from 0.13% to 0.73%, the five-year yield increased from 0.36% to 1.26% and the 10-year yield increased from 0.93% to 1.52%.2 Yields moved notably higher amid ongoing economic growth, increased inflation risks, and the likelihood of the Fed raising short rates more aggressively in 2022. Despite significant movement during the year, the yield curve as measured by the yield differential of the two-year Treasury yield versus the 10-year Treasury yield, ended the year at 79 basis points, only 1 basis point flatter than the previous fiscal year.2

    Given this market backdrop, the Fund’s total return for the year was negative and underperformed its style-specific benchmark, the Bloomberg U.S. Government Intermediate Index. The Fund’s overweight to duration at the short end of the yield curve proved to be the Fund’s largest detractor as markets began to anticipate the start of the Fed hiking cycle which caused short-term interest rates to rise substantially during the fiscal year.

    The Fund utilizes duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk-return expectations. During the year, duration was managed with cash, bonds and futures positions. Buying and selling interest rate futures contracts was an important tool we used to manage interest rate risk.

    Please note that our strategy is implemented using derivative instruments, including futures, swaps and options. Therefore, a portion of the performance of the Fund, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks and asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics, such as price, maturity, duration and coupon, and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments.

    We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco V.I. Government Securities Fund.

1 Source: US Federal Reserve

2 Source: Bloomberg LP

Portfolio manager(s):

Noelle Corum

Clint Dudley

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Government Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (5/5/93)	4.00%
10 Years	1.77
5 Years	2.47
1 Year	-2.27

Series II Shares
Inception (9/19/01)	3.07%
10 Years	1.52
5 Years	2.21
1 Year	-2.43

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Government Securities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Government Securities Fund

Supplemental Information

Invesco V.I. Government Securities Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg Intermediate U.S. Government Index is comprised of the Intermediate US Treasury and US Agency Indices.
∎

The Lipper VUF Intermediate U.S. Government Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Intermediate U.S. Government Funds classification.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Government Securities Fund

Fund Information

Portfolio Composition

By security type	% of total investments

U.S. Government Sponsored Agency Mortgage- Backed Securities	52.54%

U.S. Treasury Securities	29.54

Asset-Backed Securities	9.06

U.S. Government Sponsored Agency Securities	3.48

Certificates of Deposit	1.71

Security types each less than 1% portfolio	1.42

Money Market Funds	2.25

Top Five Debt Issuers*

		% of total net assets

1.	U.S. Treasury	31.90%

2.	Federal National Mortgage Association	21.02

3.	Government National Mortgage Association	13.35

4.	Federal Home Loan Mortgage Corp.	10.24

5.	Freddie Mac Multifamily Structured Pass Through Ctfs.	5.30

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Government Securities Fund

Schedule of Investments

December 31, 2021

	Principal Amount	Value

U.S. Government Sponsored Agency Mortgage-Backed Securities–56.75%
Collateralized Mortgage Obligations–12.14%
Fannie Mae ACES,
2.76% (1 mo. USD LIBOR + 0.59%), 09/25/2023(a)	$397,536	$398,545

3.27%, 02/25/2029	5,000,000	5,490,958

Fannie Mae REMICs,
3.00%, 10/25/2025	3	3

2.50%, 03/25/2026	80	80

7.00%, 09/18/2027	73,998	79,781

1.50%, 01/25/2028	1,341,416	1,346,177

6.50%, 03/25/2032	328,876	377,180

5.75%, 10/25/2035	94,710	104,503

0.40% (1 mo. USD LIBOR + 0.30%), 05/25/2036(a)	1,145,605	1,152,500

0.55% (1 mo. USD LIBOR + 0.45%), 03/25/2037(a)	578,247	585,182

6.61%, 06/25/2039(b)	1,501,802	1,745,854

4.00%, 07/25/2040	907,743	966,643

0.65% (1 mo. USD LIBOR + 0.55%), 02/25/2041(a)	520,412	522,417

0.60% (1 mo. USD LIBOR + 0.50%), 05/25/2041(a)	453,038	455,054

0.62% (1 mo. USD LIBOR + 0.52%), 11/25/2041(a)	709,412	714,993

0.41% (1 mo. USD LIBOR + 0.32%), 08/25/2044(a)	914,886	914,487

0.57% (1 mo. USD LIBOR + 0.48%), 02/25/2056(a)	1,817,188	1,830,680

0.51% (1 mo. USD LIBOR + 0.42%), 12/25/2056(a)	2,176,596	2,177,377

Series 2021-11, Class MI, IO, 2.00%, 03/25/2051(c)	2,785,758	384,875

Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KLU1, Class A2, 2.51%, 12/25/2025	5,000,000	5,175,184

Series KG01, Class A7, 2.88%, 04/25/2026	5,000,000	5,277,476

Series KS11, Class AFX1, 2.15%, 12/25/2028	5,000,000	5,049,772

Series K093, Class A1, 2.76%, 12/25/2028	1,872,250	1,978,544

Series K092, Class AM, 3.02%, 04/25/2029	5,000,000	5,400,623

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
Freddie Mac REMICs,
3.00%, 04/15/2026	$23	$23

0.61% (1 mo. USD LIBOR + 0.50%), 12/15/2035 to 03/15/2040(a)	1,414,608	1,428,020

0.41% (1 mo. USD LIBOR + 0.30%), 03/15/2036 to 09/15/2044(a)	1,713,969	1,715,954

0.44% (1 mo. USD LIBOR + 0.35%), 11/15/2036(a)	1,352,603	1,355,804

0.48% (1 mo. USD LIBOR + 0.37%), 03/15/2037(a)	640,523	646,431

0.97% (1 mo. USD LIBOR + 0.86%), 11/15/2039(a)	342,401	351,418

0.56% (1 mo. USD LIBOR + 0.45%), 03/15/2040 to 02/15/2042(a)	2,884,821	2,909,259

Series 331, Class AF, 0.51% (1 mo. USD LIBOR + 0.40%), 06/15/2037(a)	911,641	920,589

Freddie Mac STRIPS, 0.44% (1 mo. USD LIBOR + 0.35%), 10/15/2037(a)	1,067,337	1,076,760

		52,533,146

Federal Home Loan Mortgage Corp. (FHLMC)–10.24%
6.50%, 05/01/2022 to 12/01/2035	1,007,913	1,142,575

7.50%, 09/01/2022 to 06/01/2035	454,003	508,535

8.50%, 11/17/2022 to 08/01/2031	82,875	86,987

5.50%, 12/01/2022	163	164

7.00%, 01/01/2023 to 11/01/2035	1,391,889	1,571,785

8.00%, 04/01/2023 to 02/01/2035	161,300	169,985

7.05%, 05/20/2027	33,203	35,212

6.00%, 06/01/2029 to 07/01/2038	136,822	151,906

6.03%, 10/20/2030	373,187	417,439

3.00%, 02/01/2032 to 01/01/2050	11,750,227	12,360,024

2.50%, 09/01/2034 to 12/01/2050	17,413,462	18,084,862

5.00%, 01/01/2037 to 01/01/2040	493,268	560,033

4.50%, 01/01/2040 to 08/01/2041	2,534,546	2,792,776

ARM, 2.14% (1 yr. USD LIBOR + 1.88%), 09/01/2035(a)	1,363,170	1,437,803

2.14% (1 yr. USD LIBOR + 1.87%), 07/01/2036(a)	1,206,172	1,268,920

1.81% (1 yr. USD LIBOR + 1.56%), 10/01/2036(a)	630,480	660,918

2.16% (1 yr. USD LIBOR + 1.91%), 10/01/2036(a)	63,514	67,267

2.23% (1 yr. USD LIBOR + 1.97%), 11/01/2037(a)	223,849	237,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)–(continued)
2.45% (1 yr. USD LIBOR + 2.08%), 01/01/2038(a)	$18,561	$19,456

2.12% (1 yr. USD LIBOR + 1.84%), 07/01/2038(a)	344,354	364,385

2.07% (1 yr. USD LIBOR + 1.78%), 06/01/2043(a)	435,529	457,747

2.88%, 01/01/2048(d)	1,859,159	1,928,416

		44,324,736

Federal National Mortgage Association (FNMA)–21.02%
7.00%, 02/01/2022 to 04/01/2036	826,816	890,227

6.00%, 03/01/2022 to 10/01/2038	633,188	724,405

7.50%, 11/01/2022 to 08/01/2037	1,933,331	2,172,937

6.50%, 06/01/2023 to 11/01/2037	933,484	1,045,499

5.50%, 11/01/2023 to 05/01/2035	700,699	793,793

6.75%, 07/01/2024	39,599	43,701

8.50%, 09/01/2024 to 08/01/2037	287,152	322,203

4.50%, 11/01/2024 to 08/01/2041	2,187,024	2,425,960

6.95%, 10/01/2025	7,608	7,708

0.50%, 11/07/2025	4,000,000	3,904,186

8.00%, 09/01/2026 to 10/01/2037	1,109,167	1,279,247

3.50%, 05/01/2027 to 08/01/2027	1,501,248	1,587,171

0.75%, 10/08/2027	6,000,000	5,791,639

3.59%, 10/01/2028	4,000,000	4,470,386

3.79%, 11/01/2028	4,000,000	4,515,583

3.00%, 12/01/2031 to 03/01/2050	6,987,790	7,360,167

5.00%, 08/01/2033 to 12/01/2033	132,774	141,200

2.50%, 12/01/2034 to 07/01/2035	13,822,820	14,427,986

2.00%, 09/01/2035 to 01/01/2051	8,909,543	9,016,984

4.00%, 09/01/2043 to 12/01/2048	5,949,636	6,500,693

ARM, 2.48% (1 yr. U.S. Treasury Yield Curve Rate + 2.36%), 10/01/2034(a)	1,028,580	1,092,092

2.31% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(a)	83,347	88,690

2.01% (1 yr. USD LIBOR + 1.69%), 03/01/2038(a)	20,330	21,311

2.03% (1 yr. USD LIBOR + 1.77%), 02/01/2042(a)	171,515	171,867

1.77% (1 yr. USD LIBOR + 1.52%), 08/01/2043(a)	352,987	361,008

1.97% (1 yr. U.S. Treasury Yield Curve Rate + 1.88%), 05/01/2044(a)	578,511	597,495

TBA, 2.50%, 01/01/2052(e)	20,830,000	21,253,210

		91,007,348

	Principal Amount	Value

Government National Mortgage Association (GNMA)–13.35%
7.50%, 11/15/2022 to 10/15/2035	$872,851	$965,269

8.00%, 01/15/2023 to 01/15/2037	554,674	615,551

7.00%, 09/15/2023 to 12/15/2036	404,588	434,559

6.50%, 12/15/2023 to 09/15/2034	1,462,365	1,601,859

6.00%, 01/16/2025 to 08/15/2033	266,622	292,020

5.00%, 02/15/2025	41,828	46,992

6.95%, 08/20/2025 to 08/20/2027	68,726	68,965

6.38%, 10/20/2027 to 12/20/2027	66,635	71,050

6.10%, 12/20/2033	2,292,104	2,669,308

5.69%, 08/20/2034(b)	568,140	638,536

8.50%, 10/15/2036 to 01/15/2037	115,885	121,431

5.90%, 01/20/2039(b)	2,068,563	2,369,708

0.91% (1 mo. USD LIBOR + 0.80%), 09/16/2039(a)	563,684	575,391

0.80% (1 mo. USD LIBOR + 0.70%), 05/20/2040(a)	1,138,287	1,152,997

4.51%, 07/20/2041(b)	302,687	331,636

1.93%, 09/20/2041	1,228,835	1,265,940

0.35% (1 mo. USD LIBOR + 0.25%), 01/20/2042(a)	15,273	15,306

3.50%, 10/20/2042 to 06/20/2050	7,587,863	7,999,881

0.40% (1 mo. USD LIBOR + 0.30%), 08/20/2047(a)	2,149,779	2,155,505

2.50%, 07/20/2049	4,104,922	4,150,600

3.00%, 10/20/2049 to 11/20/2049	6,799,024	7,044,684

Series 2019-29, Class PE, 3.00%, 10/20/2048	2,328,748	2,437,247

Series 2019-52, Class JL, 3.00%, 11/20/2048	2,633,943	2,712,822

Series 2019-30, Class MA, 3.50%, 03/20/2049	484,010	504,144

TBA, 2.50%, 01/01/2052(e)	13,790,000	14,122,884

Series 2020-137, Class A, 1.50%, 04/16/2062	3,495,522	3,419,295

		57,783,580

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $242,221,086)		245,648,810

U.S. Treasury Securities–31.90%
U.S. Treasury Bills-0.13%(f)(g)
0.04% - 0.05%, 02/17/2022	565,000	564,966

0.10%, 05/26/2022	8,000	7,997

		572,963

U.S. Treasury Bonds–1.17%
5.38%, 02/15/2031	3,800,000	5,086,211

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value

U.S. Treasury Notes–30.60%
1.50%, 09/15/2022	$1,000,000	$1,008,590

2.00%, 11/30/2022	2,700,000	2,739,252

0.13% - 2.38%, 01/31/2023	7,557,000	7,580,142

0.13%, 02/28/2023	5,557,000	5,535,076

1.63%, 04/30/2023	4,000,000	4,058,125

2.75%, 05/31/2023	6,300,000	6,495,152

1.63%, 10/31/2023	625,000	635,571

2.63%, 12/31/2023	1,900,000	1,970,953

0.25%, 03/15/2024	7,000,000	6,917,148

0.25%, 05/15/2024	3,000,000	2,959,453

2.00%, 05/31/2024	2,500,000	2,568,945

2.25%, 11/15/2024	5,200,000	5,391,547

2.13%, 05/15/2025	8,480,000	8,779,119

2.25%, 11/15/2025	8,300,000	8,647,563

0.38% - 2.88%, 11/30/2025	11,500,000	11,394,082

0.38%, 12/31/2025	7,000,000	6,786,172

0.88%, 06/30/2026	7,000,000	6,889,805

1.50%, 08/15/2026	8,550,000	8,648,191

1.13%, 02/28/2027	9,159,000	9,088,876

2.38%, 05/15/2027	1,000,000	1,055,625

0.50%, 06/30/2027	1,900,000	1,818,508

2.25%, 11/15/2027	2,900,000	3,045,340

2.75%, 02/15/2028	1,900,000	2,053,930

1.25%, 06/30/2028	4,500,000	4,455,000

2.88%, 08/15/2028	8,000,000	8,738,750

2.38%, 05/15/2029	2,600,000	2,771,742

1.63%, 08/15/2029	400,000	405,891

		132,438,548

Total U.S. Treasury Securities (Cost $137,355,506)		138,097,722

Asset-Backed Securities–9.78%(h)
Angel Oak Mortgage Trust, Series 2020-6, Class A2, 1.52%, 05/25/2065(b)(i)	1,103,184	1,101,805

Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, 0.79%, 09/15/2048(j)	15,233,571	395,780

Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 2.74%, 01/25/2035(b)	244,582	251,727

Chase Mortgage Finance Corp.,
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(b)(i)	3,500,000	1,260,561

Series 2016-SH2, Class M3, 3.75%, 12/25/2045(b)(i)	1,547,051	1,556,938

COLT Mortgage Loan Trust,
Series 2020-1, Class A3, 2.90%, 02/25/2050(b)(i)	1,034,501	1,034,202

Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(i)	889,031	891,211

Series 2021-4, Class A1, 1.40%, 10/25/2066(b)(i)	4,958,091	4,915,969

FRESB Mortgage Trust, Series 2019- SB63, Class A5, 2.55%, 02/25/2039(b)	3,490,536	3,548,148

GCAT Trust, Series 2020-NQM1, Class A3, 2.55%, 01/25/2060(i)(k)	3,891,145	3,897,717

Mello Mortgage Capital Acceptance Trust, Series 2021-INV1, Class A4, 2.50%, 06/25/2051(b)(i)	588,982	595,698

MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/2056(b)(i)	4,954,594	4,911,104

	Principal Amount	Value

New Residential Mortgage Loan Trust,
Series 2018-4A, Class A1S, 0.85% (1 mo. USD LIBOR + 0.75%), 01/25/2048(a)(i)	$1,655,422	$1,658,117

Series 2020-NQM1, Class A3, 2.77%, 01/26/2060(b)(i)	1,726,624	1,730,063

NextGear Floorplan Master Owner Trust, Series 2021-1A, Class A, 0.85%, 07/15/2026(i)	2,000,000	1,971,966

SGR Residential Mortgage Trust, Series 2021-2, Class A1, 1.74%, 12/25/2061(b)(i)	3,976,047	3,948,684

SMB Private Education Loan Trust, Series 2021-D, Class A1A, 1.34%, 03/17/2053(i)	2,727,764	2,688,293

Textainer Marine Containers VII Ltd., Series 2021-2A, Class B, 2.82%, 04/20/2046(i)	3,786,667	3,783,368

Textainer Marine Containers VIII Ltd., Series 2020-3A, Class A, 2.11%, 09/20/2045(i)	2,212,080	2,202,472

Total Asset-Backed Securities (Cost $42,428,144)		42,343,823

U.S. Government Sponsored Agency Securities–3.76%
Federal Home Loan Bank (FHLB)–3.29%
Federal Home Loan Bank, 0.50%, 04/14/2025	14,500,000	14,251,179

Tennessee Valley Authority (TVA)–0.47%
Tennessee Valley Authority, 1.88%, 08/15/2022	2,000,000	2,020,024

Total U.S. Government Sponsored Agency Securities (Cost $16,510,423)		16,271,203

Certificates of Deposit–1.85%
Regional Banks–1.85%
Svenska Handelsbanken AB (Sweden), 0.28% (SOFR + 0.23%), 11/30/2022(a) (Cost $8,000,000)	8,000,000	7,997,703

U.S. Dollar Denominated Bonds & Notes–0.97%
Sovereign Debt–0.97%
Israel Government AID Bond, 5.13%, 11/01/2024 (Cost $3,807,905)	3,800,000	4,206,369

Agency Credit Risk Transfer Notes–0.57%
Fannie Mae Connecticut Avenue Securities, Series 2015-C02, Class 1M2, 4.10% (1 mo. USD LIBOR + 4.00%), 05/25/2025(a)	1,170,712	1,192,514

Freddie Mac, Series 2021-DNA3, Class M2, STACR® , 2.15% (30 Day Average SOFR + 2.10%), 10/25/2033(a)(i)	1,240,000	1,263,560

Total Agency Credit Risk Transfer Notes (Cost $2,353,775)		2,456,074

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Shares	Value

Money Market Funds–2.44%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(l)(m) (Cost $10,539,293)	10,539,293	$10,539,293

TOTAL INVESTMENTS IN SECURITIES-108.02% (Cost $463,216,132)		467,560,997

OTHER ASSETS LESS LIABILITIES–(8.02)%		(34,704,651)

NET ASSETS-100.00%		$432,856,346

Investment Abbreviations:

ACES	- Automatically Convertible Extendable Security
ARM	- Adjustable Rate Mortgage
Ctfs.	- Certificates
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
REMICs	- Real Estate Mortgage Investment Conduits
SOFR	- Secured Overnight Financing Rate
STACR®	- Structured Agency Credit Risk
STRIPS	- Separately Traded Registered Interest and Principal Security
TBA	- To Be Announced
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2021.

(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2021.

(c)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.

(e)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1L.

(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.

(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(h)	Non-U.S. government sponsored securities.

(i)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2021 was $39,411,728, which represented 9.11% of the Fund’s Net Assets.

(j)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2021.

(k)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.

(l)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value
	December 31, 2020	at Cost	from Sales	Appreciation	Gain	December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$4,863,064	$145,158,223	$(139,481,994)	$-	$-	$10,539,293	$1,428
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	498,750	(498,750)	-	-	-	1*
Total	$4,863,064	$145,656,973	$(139,980,744)	$-	$-	$10,539,293	$1,429

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(m)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	308	March-2022	$67,196,938	$(38,308)	$(38,308)
U.S. Treasury 5 Year Notes	242	March-2022	29,276,328	105,828	105,828
U.S. Treasury 10 Year Notes	123	March-2022	16,047,656	114,338	114,338
U.S. Treasury 10 Year Ultra Notes	86	March-2022	12,593,625	178,680	178,680
Subtotal–Long Futures Contracts				360,538	360,538

Short Futures Contracts
Interest Rate Risk
U.S. Treasury Long Bonds	90	March-2022	(14,439,375)	(221,484)	(221,484)
U.S. Treasury Ultra Bonds	10	March-2022	(1,971,250)	(43,438)	(43,438)
Subtotal–Short Futures Contracts				(264,922)	(264,922)
Total Futures Contracts				$95,616	$95,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $452,676,839)	$457,021,704

Investments in affiliated money market funds, at value (Cost $10,539,293)	10,539,293

Receivable for:
Fund shares sold	41,939

Dividends	121

Interest	1,073,068

Principal paydowns	227,510

Investment for trustee deferred compensation and retirement plans	211,409

Other assets	1,724

Total assets	469,116,768

Liabilities:
Other investments:
Variation margin payable - futures contracts	4,235

Payable for:
Investments purchased	35,500,305

Fund shares reacquired	132,082

Amount due custodian	81,666

Accrued fees to affiliates	222,385

Accrued other operating expenses	94,597

Trustee deferred compensation and retirement plans	225,152

Total liabilities	36,260,422

Net assets applicable to shares outstanding	$432,856,346

Net assets consist of:
Shares of beneficial interest	$432,363,678

Distributable earnings	492,668

$432,856,346

Net Assets:
Series I	$235,924,093

Series II	$196,932,253

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	20,544,787

Series II	17,317,892

Series I:
Net asset value per share	$11.48

Series II:
Net asset value per share	$11.37

Statement of Operations

For the year ended December 31, 2021

Investment income:
Interest	$7,122,470

Dividends from affiliated money market funds (includes securities lending income of $7)	1,435

Total investment income	7,123,905

Expenses:
Advisory fees	2,127,562

Administrative services fees	730,270

Custodian fees	34,212

Distribution fees - Series II	484,527

Transfer agent fees	27,136

Trustees’ and officers’ fees and benefits	26,755

Reports to shareholders	10,444

Professional services fees	43,041

Other	8,106

Total expenses	3,492,053

Less: Fees waived	(467)

Net expenses	3,491,586

Net investment income	3,632,319

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,752,273

Futures contracts	(2,529,350)

(777,077)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(12,915,981)

Futures contracts	(255,163)

(13,171,144)

Net realized and unrealized gain (loss)	(13,948,221)

Net increase (decrease) in net assets resulting from operations	$(10,315,902)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$3,632,319	$6,859,455

Net realized gain (loss)	(777,077)	13,926,151

Change in net unrealized appreciation (depreciation)	(13,171,144)	6,053,328

Net increase (decrease) in net assets resulting from operations	(10,315,902)	26,838,934

Distributions to shareholders from distributable earnings:
Series I	(5,864,271)	(6,407,384)

Series II	(4,378,930)	(3,963,835)

Total distributions from distributable earnings	(10,243,201)	(10,371,219)

Share transactions-net:
Series I	(10,066,900)	(3,683,669)

Series II	21,041,877	3,388,007

Net increase (decrease) in net assets resulting from share transactions	10,974,977	(295,662)

Net increase (decrease) in net assets	(9,584,126)	16,172,053

Net assets:
Beginning of year	442,440,472	426,268,419

End of year	$432,856,346	$442,440,472

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/21	$12.04	$0.11	$(0.38)	$(0.27)	$(0.29)	$11.48	(2.27)%	$235,924	0.68%	0.68%	0.92%	170%
Year ended 12/31/20	11.61	0.20	0.53	0.73	(0.30)	12.04	6.27	257,369	0.67	0.67	1.64	346
Year ended 12/31/19	11.22	0.25	0.43	0.68	(0.29)	11.61	6.07	251,440	0.68	0.68	2.18	35
Year ended 12/31/18	11.41	0.25	(0.19)	0.06	(0.25)	11.22	0.56	279,476	0.69	0.69	2.25	25
Year ended 12/31/17	11.44	0.22	(0.01)	0.21	(0.24)	11.41	1.87	318,298	0.70	0.70	1.97	35
Series II
Year ended 12/31/21	11.92	0.08	(0.37)	(0.29)	(0.26)	11.37	(2.43)	196,932	0.93	0.93	0.67	170
Year ended 12/31/20	11.50	0.17	0.52	0.69	(0.27)	11.92	5.97	185,071	0.92	0.92	1.39	346
Year ended 12/31/19	11.12	0.22	0.42	0.64	(0.26)	11.50	5.75	174,828	0.93	0.93	1.93	35
Year ended 12/31/18	11.31	0.22	(0.19)	0.03	(0.22)	11.12	0.29	191,725	0.94	0.94	2.00	25
Year ended 12/31/17	11.33	0.19	(0.00)	0.19	(0.21)	11.31	1.72	207,086	0.95	0.95	1.72	35

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses

Invesco V.I. Government Securities Fund

on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, there were no securities lending transactions with the Adviser.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or

Invesco V.I. Government Securities Fund

delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

M.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

P.

Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Q.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.500%

Over $250 million	0.450%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.48%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Invesco V.I. Government Securities Fund

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $467.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $62,749 for accounting and fund administrative services and was reimbursed $667,521 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Government Sponsored Agency Mortgage-Backed Securities	$ –	$245,648,810	$–	$245,648,810

U.S. Treasury Securities	–	138,097,722	–	138,097,722

Asset-Backed Securities	–	42,343,823	–	42,343,823

U.S. Government Sponsored Agency Securities	–	16,271,203	–	16,271,203

Certificates of Deposit	–	7,997,703	–	7,997,703

U.S. Dollar Denominated Bonds & Notes	–	4,206,369	–	4,206,369

Agency Credit Risk Transfer Notes	–	2,456,074	–	2,456,074

Money Market Funds	10,539,293	–	–	10,539,293

Total Investments in Securities	10,539,293	457,021,704	–	467,560,997

Other Investments - Assets*

Futures Contracts	398,846	–	–	398,846

Other Investments - Liabilities*

Futures Contracts	(303,230)	–	–	(303,230)

Total Other Investments	95,616	–	–	95,616

Total Investments	$10,634,909	$457,021,704	$–	$467,656,613

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

Invesco V.I. Government Securities Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$398,846

Derivatives not subject to master netting agreements	(398,846)

Total Derivative Assets subject to master netting agreements	$-

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(303,230)

Derivatives not subject to master netting agreements	303,230

Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(2,529,350)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(255,163)
Total	$(2,784,513)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$169,536,251

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020

Ordinary income*	$10,243,201	$10,371,219

*	Includes short-term capital gain distributions, if any.

Invesco V.I. Government Securities Fund

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$6,735,059

Net unrealized appreciation – investments	2,946,892

Temporary book/tax differences	(130,755)

Capital loss carryforward	(9,058,528)

Shares of beneficial interest	432,363,678

Total net assets	$432,856,346

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$6,527,954	$2,530,574	$9,058,528

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $28,072,254 and $30,103,126, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$6,478,877
Aggregate unrealized (depreciation) of investments	(3,531,985)
Net unrealized appreciation of investments	$2,946,892

Cost of investments for tax purposes is $464,709,721.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns and dollar rolls, on December 31, 2021, undistributed net investment income was increased by $3,178,391 and undistributed net realized gain (loss) was decreased by $3,178,391. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	2,991,166	$35,652,293	6,054,979	$72,781,909

Series II	2,806,873	33,046,504	3,404,583	40,292,573

Issued as reinvestment of dividends:
Series I	508,610	5,864,271	535,287	6,407,384

Series II	383,444	4,378,930	334,219	3,963,835

Reacquired:
Series I	(4,339,665)	(51,583,464)	(6,871,977)	(82,872,962)

Series II	(1,394,975)	(16,383,557)	(3,421,340)	(40,868,401)

Net increase (decrease) in share activity	955,453	$10,974,977	35,751	$(295,662)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 84% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Government Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Government Securities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Government Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$988.00	$3.41	$1,021.78	$3.47	0.68%
Series II	1,000.00	987.30	4.66	1,020.52	4.74	0.93

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Government Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	14.13%
Qualified Business Income*	0.00%
Business Interest Income*	89.60%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Government Securities Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Growth and Income Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIGRI-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Growth and Income Fund (the Fund) outperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	28.51%
Series II Shares	28.19
S&P 500 Index▼ (Broad Market Index)	28.71
Russell 1000 Value Index▼ (Style-Specific Index)	25.16
Lipper VUF Large-Cap Value Funds Index◾ (Peer Group Index)	26.33
Source(s): ▼RIMES Technologies Corp.; ◾Lipper Inc.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    All eleven sectors within the Russell 1000 Value Index had positive returns for the fiscal year. Energy had the highest return for the fiscal year, while the communication services sector had the lowest.

    Stock selection in industrials was the largest contributor to relative Fund performance, due primarily to Johnson Controls. The company reported better than expected earnings driven in part by strength in its HVAC segment, while orders and backlogs also improved amid a recovery in demand. We held the stock at fiscal year end.

    Security selection and an overweight position in the financials sector also contributed to the Fund’s relative Fund performance for the fiscal year. Within the sector, Wells Fargo, Bank of America, AIG and Goldman Sachs were significant contributors. These companies rallied as a rotation into cyclical areas of the market favored financial stocks early in the fiscal year. Financial companies also benefited from rising interest rates and a recovery in loan growth. We held these positions at fiscal year end.

    Stock selection in energy and an overweight in energy also aided relative Fund performance during the fiscal year. Energy stocks overall were buoyed by rising oil prices resulting from a rebound in demand, OPEC (Organization of the Petroleum Exporting Countries) production cuts and energy shortages abroad. Shares of Devon Energy rose sharply, particularly following its third-quarter earnings report which exceeded expectations. Even as Devon Energy has benefited from rising oil prices, the company has maintained a commitment to disciplined growth and spending, while returning capital to shareholders. We maintained our position in Devon Energy at fiscal year end.

    Stock selection in health care was the largest relative detractor during the fiscal year. Medical device makers Zimmer Biomet and Medtronic detracted from both relative and absolute performance. Shares of both companies suffered as the Delta and Omicron COVID-19 variants began to spread rapidly, causing delays or cancellations to elective procedures and reducing revenues. We believe the delays caused by COVID-19 will be transitory and we maintained our position in both stocks at fiscal year end. The Fund’s pharmaceutical holdings also underperformed relative to the index. Specifically, the Fund held a position in Sanofi, which is not in the style-specific index. That stock posted a muted return for the fiscal year that underperformed the index. We maintained our position in Sanofi at fiscal year end.

    The information technology (IT) sector also detracted from relative returns. Within the sector, Splunk and Intel had double-digit declines. While Intel’s earnings beat consensus expectations, the chipmaker provided weaker guidance for the fiscal year, driven in part by shortages of production components for microchips. In November 2021, Splunk announced an abrupt CEO departure that was viewed skeptically by investors. The CEO announcement overshadowed a largely solid earnings report, causing a sharp selloff in the stock. While the departure added uncertainty to the company’s future, we believe it could also present opportunities and we maintained our position at fiscal year end.

    The Fund’s cash position also detracted from relative Fund performance. While less than 2% on average, cash dampened relative returns in the strong market environment.

    The Fund held currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage and these positions had a small positive impact on the Fund’s relative performance for the fiscal year.

    During the fiscal year, the team eliminated positions in materials, energy and financials, and added positions in communication services, consumer discretionary and health care. At the end of the fiscal year, the Fund’s largest overweight exposures were in IT and consumer discretionary, while the largest underweights were in health care and utilities.

    As always, we thank you for your investment in Invesco V.I. Growth and Income Fund

Invesco V.I. Growth and Income Fund

and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Portfolio manager(s):

Brian Jurkash - Lead

Sergio Marcheli

Matthew Titus - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21

Series I Shares
Inception (12/23/96)	9.28%
10 Years	12.33
5 Years	10.22
1 Year	28.51

Series II Shares
Inception (9/18/00)	7.43%
10 Years	12.05
5 Years	9.94
1 Year	28.19

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Growth and Income Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Growth and Income Fund (renamed Invesco V.I. Growth and Income Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class I shares and Class II shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Growth and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Growth and Income Fund

Supplemental Information

Invesco V.I. Growth and Income Fund’s investment objective is to seek long-term growth of capital and income.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Growth and Income Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	22.92%

Health Care	14.97

Information Technology	13.65

Industrials	12.05

Consumer Discretionary	8.10

Communication Services	7.07

Energy	6.87

Consumer Staples	5.22

Real Estate	2.96

Materials	2.91

Utilities	2.40

Money Market Funds Plus Other Assets Less Liabilities	0.88

Top 10 Equity Holdings*

		% of total net assets

1.	Wells Fargo & Co.	3.81%

2.	General Motors Co.	3.60

3.	Cognizant Technology Solutions Corp., Class A	3.23

4.	Bank of America Corp.	3.03

5.	CBRE Group, Inc., Class A	2.96

6.	American International Group, Inc.	2.61

7.	CSX Corp.	2.44

8.	Cisco Systems, Inc.	2.31

9.	Raytheon Technologies Corp.	2.20

10.	Philip Morris International, Inc.	2.17

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Growth and Income Fund

Schedule of Investments(a)

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests-99.12%
Aerospace & Defense-4.76%
General Dynamics Corp.	63,130	$13,160,711

Raytheon Technologies Corp.	424,953	36,571,455

Textron, Inc.	381,238	29,431,574

		79,163,740

Apparel Retail-1.74%
TJX Cos., Inc. (The)	381,727	28,980,714

Application Software-0.73%
Splunk, Inc.(b)	105,408	12,197,814

Automobile Manufacturers-3.59%
General Motors Co.(b)	1,019,028	59,745,612

Building Products-1.56%
Johnson Controls International PLC	317,958	25,853,165

Cable & Satellite-3.12%
Charter Communications, Inc., Class A(b)	34,526	22,509,916

Comcast Corp., Class A	583,527	29,368,914

		51,878,830

Casinos & Gaming-0.70%
Las Vegas Sands Corp.(b)	308,031	11,594,287

Communications Equipment-2.31%
Cisco Systems, Inc.	606,163	38,412,549

Construction & Engineering-1.19%
Quanta Services, Inc.(c)	172,007	19,722,323

Consumer Finance-1.56%
American Express Co.	158,228	25,886,101

Data Processing & Outsourced Services-1.00%
Fiserv, Inc.(b)	159,789	16,584,500

Distillers & Vintners-1.21%
Diageo PLC (United Kingdom)	369,565	20,146,066

Diversified Banks-6.83%
Bank of America Corp.	1,131,445	50,337,988

Wells Fargo & Co.	1,318,508	63,262,014

		113,600,002

Electric Utilities-2.40%
American Electric Power Co., Inc.	153,130	13,623,976

Exelon Corp.	248,270	14,340,075

FirstEnergy Corp.	285,808	11,886,755

		39,850,806

Electrical Components & Equipment-0.84%
Emerson Electric Co.	149,472	13,896,412

Electronic Components-0.85%
Corning, Inc.	381,560	14,205,479

Electronic Manufacturing Services-1.07%
TE Connectivity Ltd.	110,513	17,830,167

	Shares	Value

Fertilizers & Agricultural Chemicals-1.39%
Corteva, Inc.	490,236	$23,178,358

Food Distributors-1.84%
Sysco Corp.	196,398	15,427,063

US Foods Holding Corp.(b)	433,415	15,095,844

		30,522,907

Gold-0.66%
Barrick Gold Corp. (Canada)	577,580	10,974,020

Health Care Distributors-1.20%
McKesson Corp.	80,508	20,011,874

Health Care Equipment-1.62%
Medtronic PLC	155,275	16,063,199

Zimmer Biomet Holdings, Inc.	85,436	10,853,789

		26,916,988

Health Care Facilities-0.77%
Universal Health Services, Inc., Class B	98,870	12,819,484

Health Care Services-2.57%
Cigna Corp.	101,702	23,353,830

CVS Health Corp.	187,792	19,372,623

		42,726,453

Hotels, Resorts & Cruise Lines-1.32%
Booking Holdings, Inc.(b)	9,149	21,950,555

Industrial Machinery-1.26%
Parker-Hannifin Corp.	66,084	21,022,642

Insurance Brokers-1.16%
Willis Towers Watson PLC	80,828	19,195,842

Integrated Oil & Gas-1.61%
Chevron Corp.	228,394	26,802,036

Internet & Direct Marketing Retail-0.75%
Amazon.com, Inc.(b)	3,728	12,430,419

Investment Banking & Brokerage-5.32%
Charles Schwab Corp. (The)	289,320	24,331,812

Goldman Sachs Group, Inc. (The)	89,087	34,080,232

Morgan Stanley	305,555	29,993,279

		88,405,323

IT Consulting & Other Services-3.23%
Cognizant Technology Solutions Corp., Class A	604,566	53,637,095

Managed Health Care-2.03%
Anthem, Inc.	39,451	18,287,115

Centene Corp.(b)	187,247	15,429,153

		33,716,268

Movies & Entertainment-2.71%
Netflix, Inc.(b)	29,592	17,827,405

Walt Disney Co. (The)(b)	175,214	27,138,896

		44,966,301

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

	Shares	Value

Multi-line Insurance-2.61%
American International Group, Inc.	762,961	$43,381,962

Oil & Gas Exploration & Production-5.25%
Canadian Natural Resources Ltd. (Canada)	343,760	14,525,453

ConocoPhillips	469,679	33,901,430

Devon Energy Corp.	499,735	22,013,327

Pioneer Natural Resources Co.	92,698	16,859,912

		87,300,122

Other Diversified Financial Services-0.72%
Voya Financial, Inc.(c)	181,267	12,019,815

Pharmaceuticals-6.78%
Bristol-Myers Squibb Co.	348,142	21,706,654

GlaxoSmithKline PLC (United Kingdom)	636,146	13,832,429

Johnson & Johnson	87,832	15,025,420

Merck & Co., Inc.	347,390	26,623,969

Pfizer, Inc.	248,200	14,656,210

Sanofi (France)	207,208	20,818,943

		112,663,625

Railroads-2.44%
CSX Corp.	1,079,792	40,600,179

Real Estate Services-2.96%
CBRE Group, Inc., Class A(b)	453,478	49,206,898

Regional Banks-4.72%
Citizens Financial Group, Inc.	719,530	33,997,793

PNC Financial Services Group, Inc. (The)	79,463	15,933,921

Truist Financial Corp.	487,326	28,532,937

		78,464,651

Semiconductors-4.46%
Intel Corp.	516,074	26,577,811

NXP Semiconductors N.V. (China)	95,769	21,814,263

QUALCOMM, Inc.	140,310	25,658,489

		74,050,563

	Shares	Value

Specialty Chemicals-0.86%
Axalta Coating Systems Ltd.(b)	429,613	$ 14,228,783

Tobacco-2.17%
Philip Morris International, Inc.	379,207	36,024,666

Wireless Telecommunication Services-1.25%
T-Mobile US, Inc.(b)	178,504	20,702,894

Total Common Stocks & Other Equity Interests (Cost $1,097,405,884)		1,647,469,290

Money Market Funds-1.83%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	11,116,205	11,116,205

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(d)(e)	6,628,684	6,630,010

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	12,704,234	12,704,234

Total Money Market Funds (Cost $30,450,449)		30,450,449

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.95% (Cost $1,127,856,333)		1,677,919,739

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.66%
Invesco Private Government Fund, 0.02%(d)(e)(f)	3,298,019	3,298,019

Invesco Private Prime Fund, 0.11%(d)(e)(f)	7,693,838	7,695,376

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,993,395)		10,993,395

TOTAL INVESTMENTS IN SECURITIES–101.61% (Cost $1,138,849,728)		1,688,913,134

OTHER ASSETS LESS LIABILITIES–(1.61)%		(26,821,207)

NET ASSETS–100.00%		$1,662,091,927

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$22,913,609	$101,135,366	$(112,932,770)	$-	$-	$11,116,205	$2,741
Invesco Liquid Assets Portfolio, Institutional Class	12,925,470	71,790,645	(78,086,507)	1,292	(890)	6,630,010	837
Invesco Treasury Portfolio, Institutional Class	26,186,982	115,583,276	(129,066,024)	-	-	12,704,234	1,158

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$4,780,034	$119,583,287	$(121,065,302)	$-	$-	$3,298,019	$420*
Invesco Private Prime Fund	7,170,051	232,635,403	(232,106,513)	-	(3,565)	7,695,376	6,352*
Total	$73,976,146	$640,727,977	$(673,257,116)	$1,292	$(4,455)	$41,443,844	$11,508

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)
Currency Risk
01/07/2022	State Street Bank & Trust Co.	CAD	854,025	USD	675,444	$ 301
01/07/2022	State Street Bank & Trust Co.	USD	2,943,967	CAD	3,773,770	39,364
01/07/2022	State Street Bank & Trust Co.	USD	914,396	EUR	808,638	6,291
Subtotal–Appreciation						45,956

Currency Risk
01/07/2022	State Street Bank & Trust Co.	CAD	16,738,897	USD	13,075,842	(156,988)
01/07/2022	State Street Bank & Trust Co.	EUR	14,541,365	USD	16,397,497	(158,807)
01/07/2022	State Street Bank & Trust Co.	GBP	19,065,649	USD	25,265,759	(540,440)
Subtotal–Depreciation						(856,235)
Total Forward Foreign Currency Contracts						$(810,279)

Abbreviations:

CAD - Canadian Dollar
EUR - Euro
GBP - British Pound Sterling
USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $1,097,405,884)*	$1,647,469,290

Investments in affiliated money market funds, at value (Cost $41,443,844)	41,443,844

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	45,956

Foreign currencies, at value (Cost $181,264)	183,535

Receivable for:
Fund shares sold	40,346

Dividends	1,653,747

Investment for trustee deferred compensation and retirement plans	219,506

Other assets	6,474

Total assets	1,691,062,698

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	856,235

Payable for:
Fund shares reacquired	15,033,607

Amount due custodian	813,082

Collateral upon return of securities loaned	10,993,395

Accrued fees to affiliates	969,521

Accrued other operating expenses	63,510

Trustee deferred compensation and retirement plans	241,421

Total liabilities	28,970,771

Net assets applicable to shares outstanding	$1,662,091,927

Net assets consist of:
Shares of beneficial interest	$1,023,732,355

Distributable earnings	638,359,572

$1,662,091,927

Net Assets:
Series I	$186,507,768

Series II	$1,475,584,159

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	7,867,893

Series II	62,355,736

Series I:
Net asset value per share	$23.70

Series II:
Net asset value per share	$23.66

*	At December 31, 2021, securities with an aggregate value of $10,796,578 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $360,152)	$31,785,142

Dividends from affiliated money market funds (includes securities lending income of $81,137)	85,873

Total investment income	31,871,015

Expenses:
Advisory fees	9,433,717

Administrative services fees	2,746,279

Distribution fees - Series II	3,733,387

Transfer agent fees	56,393

Trustees’ and officers’ fees and benefits	35,053

Reports to shareholders	10,189

Professional services fees	43,327

Other	(21,778)

Total expenses	16,036,567

Less: Fees waived	(12,134)

Net expenses	16,024,433

Net investment income	15,846,582

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	206,301,688

Affiliated investment securities	(4,455)

Foreign currencies	18,398

Forward foreign currency contracts	1,896,756

208,212,387

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	188,553,132

Affiliated investment securities	1,292

Foreign currencies	(19,358)

Forward foreign currency contracts	150,142

188,685,208

Net realized and unrealized gain	396,897,595

Net increase in net assets resulting from operations	$412,744,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$15,846,582	$21,440,640

Net realized gain (loss)	208,212,387	(94,559,403)

Change in net unrealized appreciation	188,685,208	59,918,547

Net increase (decrease) in net assets resulting from operations	412,744,177	(13,200,216)

Distributions to shareholders from distributable earnings:
Series I	(2,756,581)	(5,561,715)

Series II	(19,533,376)	(42,601,032)

Total distributions from distributable earnings	(22,289,957)	(48,162,747)

Share transactions–net:
Series I	(11,294,653)	(24,590,096)

Series II	(290,467,980)	(40,847,878)

Net increase (decrease) in net assets resulting from share transactions	(301,762,633)	(65,437,974)

Net increase (decrease) in net assets	88,691,587	(126,800,937)

Net assets:
Beginning of year	1,573,400,340	1,700,201,277

End of year	$1,662,091,927	$1,573,400,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/21	$18.72	$0.26		$ 5.07	$ 5.33	$(0.35)	$ –	$(0.35)	$23.70	28.51%	$ 186,508	0.74%	0.74%	1.17%		29%
Year ended 12/31/20	19.09	0.31		(0.01)	0.30	(0.39)	(0.28)	(0.67)	18.72	2.09	157,478	0.75	0.75	1.90		46
Year ended 12/31/19	17.51	0.37		3.84	4.21	(0.38)	(2.25)	(2.63)	19.09	25.19	187,097	0.73	0.74	1.91		62
Year ended 12/31/18	22.70	0.36		(2.95)	(2.59)	(0.47)	(2.13)	(2.60)	17.51	(13.38)	166,306	0.75	0.75	1.63		32
Year ended 12/31/17	21.05	0.41	(d)	2.52	2.93	(0.34)	(0.94)	(1.28)	22.70	14.32	187,254	0.76	0.76	1.90	(d)	17
Series II
Year ended 12/31/21	18.70	0.20		5.07	5.27	(0.31)	–	(0.31)	23.66	28.19	1,475,584	0.99	0.99	0.92		29
Year ended 12/31/20	19.06	0.27		(0.01)	0.26	(0.34)	(0.28)	(0.62)	18.70	1.85	1,415,923	1.00	1.00	1.65		46
Year ended 12/31/19	17.48	0.32		3.83	4.15	(0.32)	(2.25)	(2.57)	19.06	24.85	1,513,105	0.98	0.99	1.66		62
Year ended 12/31/18	22.66	0.30		(2.95)	(2.65)	(0.40)	(2.13)	(2.53)	17.48	(13.59)	1,085,260	1.00	1.00	1.38		32
Year ended 12/31/17	21.02	0.36	(d)	2.51	2.87	(0.29)	(0.94)	(1.23)	22.66	14.04	1,823,085	1.01	1.01	1.65	(d)	17

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.30 and 1.42%, and $0.25 and 1.17%, for Series I and Series II, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Growth and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek long-term growth of capital and income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. Growth and Income Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. Growth and Income Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.600%

Over $500 million	0.550%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.56%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective May 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). Prior to May 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $12,134.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $243,562 for accounting and fund administrative services and was reimbursed $2,502,717 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2021, the Fund incurred $4,261 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Growth and Income Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,592,671,852	$54,797,438	$–	$1,647,469,290

Money Market Funds	30,450,449	10,993,395	–	41,443,844

Total Investments in Securities	1,623,122,301	65,790,833	–	1,688,913,134

Other Investments - Assets*

Forward Foreign Currency Contracts	–	45,956	–	45,956

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(856,235)	–	(856,235)

Total Other Investments	–	(810,279)	–	(810,279)

Total Investments	$1,623,122,301	$64,980,554	$–	$1,688,102,855

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$45,956

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$45,956

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(856,235)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(856,235)

Invesco V.I. Growth and Income Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2021.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

State Street Bank & Trust Co.	$45,956	$(856,235)	$(810,279)	$–	$–	$(810,279)

Effect of Derivative Investments for the year ended December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Currency
Risk
Realized Gain:

Forward foreign currency contracts	$1,896,756
Change in Net Unrealized Appreciation:

Forward foreign currency contracts	150,142
Total	$2,046,898

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$90,805,441

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020

Ordinary income*	$22,289,957	$26,309,042

Long-term capital gain	–	21,853,705

Total distributions	$22,289,957	$48,162,747

*	Includes short-term capital gain distributions, if any.

Invesco V.I. Growth and Income Fund

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$23,685,349

Undistributed long-term capital gain	98,032,547

Net unrealized appreciation – investments	516,779,639

Net unrealized appreciation – foreign currencies	4,167

Temporary book/tax differences	(142,130)

Shares of beneficial interest	1,023,732,355

Total net assets	$1,662,091,927

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $471,215,380 and $759,109,118, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$529,579,941

Aggregate unrealized (depreciation) of investments	(12,800,302)

Net unrealized appreciation of investments	$516,779,639

Cost of investments for tax purposes is $1,171,323,216.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, fair fund distributions and securities litigation, on December 31, 2021, undistributed net investment income was increased by $36,090 and undistributed net realized gain was decreased by $36,090. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	877,576	$19,495,913	1,177,028	$18,316,966

Series II	312,619	6,923,841	21,163,497	336,267,970

Issued as reinvestment of dividends:
Series I	118,207	2,756,581	341,629	5,561,715

Series II	838,702	19,533,376	2,618,379	42,601,032

Reacquired:
Series I	(1,540,514)	(33,547,147)	(2,909,124)	(48,468,777)

Series II	(14,516,749)	(316,925,197)	(27,458,503)	(419,716,880)

Net increase (decrease) in share activity	(13,910,159)	$(301,762,633)	(5,067,094)	$(65,437,974)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 80% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Growth and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,074.90	$3.82	$1,021.53	$3.72	0.73%
Series II	1,000.00	1,073.50	5.12	1,020.27	4.99	0.98

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186

Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds)

Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Growth and Income Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Health Care Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	I-VIGHC-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Health Care Fund (the Fund) underperformed the S&P Composite 1500 Health Care Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	12.30%
Series II Shares	12.05
MSCI World Index▼ (Broad Market Index)	21.82
S&P Composite 1500 Health Care Index▼ (Style-Specific Index)	24.85
Source(s):▼RIMES Technologies Corp.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    In this environment, strong stock selection within health care facilities and our overweight allocation to life sciences tools and services contributed the most to relative Fund performance compared to the S&P Composite 1500 Health Care Index during the fiscal year. Stock selection in biotechnology and health care services detracted the most from relative Fund performance.

    At the stock level, the top three individual contributors to absolute Fund performance during the fiscal year were UnitedHealth, Eli Lilly and Danaher. UnitedHealth is the largest managed care company in the US and touches almost every segment of US health care. This impressive enterprise has a strong growth profile, with a unique strategy and market position. While COVID-19 has hindered numerous health care companies, the pandemic accelerated many of UnitedHealth’s strategic initiatives, including virtual home care, data-driven coordinated care and specialty pharmacy at home. Eli Lilly’s Alzheimer’s drug Donanemab had positive Phase 2 data released in January 2021 and the stock rose in early June as approval of Biogen’s Alzheimer’s drug Aduhelm increased the likelihood that Donanemab will be approved based on existing data and earlier than expected. In addition, Eli Lilly’s diabetes and metabolic disease drug Tirzepatide continued to put up strong and differentiated data through the fiscal year. Danaher, a health care equipment company, reported impressive quarterly results over the summer, beating expectations with broad-based performance across its businesses and raising its forward guidance. The stock also performed well during the fiscal year from continued COVID-related demand tailwinds.

    At the stock level, the top three individual detractors from absolute Fund performance during the fiscal year were PMV Pharmaceuticals, Amedisys and ACADIA Pharmaceuticals. PMV Pharmaceuticals is a clinical stage biotechnology company researching gene mutations to find targeted cancer treatments. Shares declined after a competitor’s Phase 3 study missed its primary endpoint in a similar gene mutation treatment area. We exited the stock during the fiscal year. Amedisys is a home health and hospice company. Over the summer, the company reported better-than-expected earnings but slightly missed on revenue expectations and provided lower-than-expected full-year guidance. The company’s hospice care segment experienced hiring difficulties, employee turnover issues and referral difficulty as a result of the pandemic. We exited the stock during the fiscal year. ACADIA Pharmaceuticals is a biotechnology company making treatments for central nervous system disorders. Shares declined in March 2021 after the FDA cited deficiencies in the company’s application for Nuplazid, its treatment for dementia-related psychosis, making final FDA approval seem unlikely. We sold the stock during the fiscal year.

    Looking ahead, we believe in the tremendous growth potential presented by the health care sector, particularly in the diagnostics, life science tools and medical device industries, among others. We have identified three main themes within health care that we believe are driving growth: Genetic Revolution, The Evolution of the Biotech Ecosystem and Disruptive Medical Technologies. We invest in premier health care companies that we believe are positioned to compound multi-year growth. We combine in-depth health care experience with bottom-up fundamental analysis to evaluate company management, identify growth prospects and manage risk.

    We thank you for your investment in the Invesco V.I. Health Care Fund.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Invesco V.I. Health Care Fund

Portfolio manager(s):

Justin Livengood

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (5/21/97)	9.43%
10 Years	13.97
5 Years	14.76
1 Year	12.30
Series II Shares
Inception (4/30/04)	9.11%
10 Years	13.68
5 Years	14.48
1 Year	12.05

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Health Care Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Health Care Fund

Supplemental Information

Invesco V.I. Health Care Fund’s investment objective is long-term growth of capital.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The S&P Composite 1500® Health Care Index comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® Health Care sector.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Health Care Fund

Fund Information

Portfolio Composition

By country	% of total net assets

United States	89.55%

Switzerland	3.28

United Kingdom	2.53

Denmark	2.49

Netherlands	0.72

Money Market Funds Plus Other Assets Less Liabilities	1.43

Top 10 Equity Holdings*

		% of total net assets

1.	UnitedHealth Group, Inc.	7.81%

2.	Thermo Fisher Scientific, Inc.	4.88

3.	Danaher Corp.	4.36

4.	Eli Lilly and Co.	4.30

5.	IDEXX Laboratories, Inc.	3.39

6.	Intuitive Surgical, Inc.	3.32

7.	Anthem, Inc.	3.31

8.	HCA Healthcare, Inc.	3.17

9.	Abbott Laboratories	2.85

10.	AbbVie, Inc.	2.61

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Health Care Fund

Schedule of Investments(a)

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–98.57%
Biotechnology–14.31%
AbbVie, Inc.(b)	46,335	$6,273,759

Alnylam Pharmaceuticals, Inc.(c)	8,987	1,524,015

Amgen, Inc.	5,440	1,223,837

Arcus Biosciences, Inc.(b)(c)	18,763	759,339

Argenx SE, ADR (Netherlands)(c)	4,924	1,724,336

Biohaven Pharmaceutical Holding Co. Ltd.(b)(c)	14,228	1,960,761

Blueprint Medicines Corp.(c)	4,136	443,007

CareDx, Inc.(c)	14,884	676,924

Genmab A/S, ADR (Denmark)(b)(c)	35,885	1,419,611

Gilead Sciences, Inc.	31,471	2,285,109

Halozyme Therapeutics, Inc.(c)	30,145	1,212,130

Horizon Therapeutics PLC(c)	25,107	2,705,530

Intellia Therapeutics, Inc.(c)	3,639	430,275

Legend Biotech Corp., ADR(c)	5,175	241,207

Mirati Therapeutics, Inc.(b)(c)	3,403	499,186

Natera, Inc.(c)	18,472	1,725,100

Regeneron Pharmaceuticals, Inc.(c)	6,249	3,946,369

Seagen, Inc.(c)	8,402	1,298,949

SpringWorks Therapeutics, Inc.(b)(c)	4,794	297,132

Sutro Biopharma, Inc.(c)	15,622	232,455

Twist Bioscience Corp.(b)(c)	4,877	377,431

United Therapeutics Corp.(c)	7,094	1,532,872

Veracyte, Inc.(b)(c)	16,986	699,823

Zentalis Pharmaceuticals, Inc.(b)(c)	10,377	872,291

		34,361,448

Health Care Equipment–21.15%
Abbott Laboratories	48,542	6,831,801

AtriCure, Inc.(c)	5,182	360,304

Axonics, Inc.(c)	12,548	702,688

DexCom, Inc.(c)	6,065	3,256,602

Edwards Lifesciences Corp.(c)	31,697	4,106,346

Globus Medical, Inc., Class A(c)	27,535	1,988,027

IDEXX Laboratories, Inc.(c)	12,351	8,132,640

Inari Medical, Inc.(c)	14,122	1,288,915

Inmode Ltd.(c)	7,764	547,983

Insulet Corp.(c)	9,444	2,512,765

Intuitive Surgical, Inc.(c)	22,214	7,981,490

Masimo Corp.(c)	8,979	2,628,872

Penumbra, Inc.(b)(c)	6,487	1,863,845

ResMed, Inc.	7,275	1,894,992

Shockwave Medical, Inc.(c)	7,948	1,417,367

Stryker Corp.	15,410	4,120,942

Tandem Diabetes Care, Inc.(c)	7,759	1,167,885

		50,803,464

Health Care Facilities–5.04%
HCA Healthcare, Inc.	29,606	7,606,374

Surgery Partners, Inc.(b)(c)	33,983	1,815,032

Tenet Healthcare Corp.(c)	32,758	2,676,001

		12,097,407

Health Care Services–1.72%
AMN Healthcare Services, Inc.(c)	6,267	766,642

	Shares	Value

Health Care Services–(continued)
CVS Health Corp.	27,777	$2,865,475

Guardant Health, Inc.(b)(c)	5,099	510,002

		4,142,119

Health Care Supplies–2.53%
Alcon, Inc. (Switzerland)(b)	17,632	1,536,100

Align Technology, Inc.(c)	5,533	3,636,177

Cooper Cos., Inc. (The)	2,149	900,302

		6,072,579

Health Care Technology–2.49%
Certara, Inc.(c)	16,158	459,210

Health Catalyst, Inc.(b)(c)	17,405	689,586

Inspire Medical Systems, Inc.(c)	11,949	2,748,987

Omnicell, Inc.(c)	7,382	1,332,008

Phreesia, Inc.(b)(c)	17,930	746,964

		5,976,755

Life Sciences Tools & Services–22.60%
Agilent Technologies, Inc.	33,795	5,395,372

Bio-Rad Laboratories, Inc., Class A(c)	3,387	2,559,116

Bio-Techne Corp.	5,149	2,663,784

Charles River Laboratories International, Inc.(c)	9,256	3,487,476

Danaher Corp.	31,823	10,470,085

IQVIA Holdings, Inc.(c)	16,035	4,524,115

Lonza Group AG (Switzerland)	2,411	2,008,468

Maravai LifeSciences Holdings, Inc., Class A(c)	15,167	635,497

Medpace Holdings, Inc.(c)	4,507	980,903

Mettler-Toledo International, Inc.(c)	1,586	2,691,775

Quanterix Corp.(c)	13,121	556,330

Repligen Corp.(c)	12,984	3,438,683

Thermo Fisher Scientific, Inc.	17,553	11,712,064

West Pharmaceutical Services, Inc.	6,740	3,161,127

		54,284,795

Managed Health Care–11.83%
Anthem, Inc.	17,139	7,944,612

Humana, Inc.	3,690	1,711,643

UnitedHealth Group, Inc.	37,362	18,760,955

		28,417,210

Pharmaceuticals–16.90%
Arvinas, Inc.(c)	6,220	510,911

AstraZeneca PLC (United Kingdom)	5,321	620,030

AstraZeneca PLC, ADR (United Kingdom)	93,542	5,448,821

Catalent, Inc.(c)	25,843	3,308,679

Eli Lilly and Co.	37,399	10,330,352

Merck & Co., Inc.	25,869	1,982,600

Novo Nordisk A/S, Class B (Denmark)	40,809	4,562,232

Pfizer, Inc.	56,933	3,361,894

Roche Holding AG (Switzerland)	10,449	4,331,480

Zoetis, Inc.	25,156	6,138,819

		40,595,818

Total Common Stocks & Other Equity Interests (Cost $159,752,452)		236,751,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

	Shares	Value

Money Market Funds–1.45%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	1,179,487	$1,179,487

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(d)(e)	958,250	958,442

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	1,347,986	1,347,986

Total Money Market Funds (Cost $3,485,694)		3,485,915

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $163,238,146)		240,237,510

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–6.97%
Invesco Private Government Fund, 0.02%(d)(e)(f)	5,022,223	$5,022,223

Invesco Private Prime Fund, 0.11%(d)(e)(f)	11,716,177	11,718,519

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $16,740,743)		16,740,742

TOTAL INVESTMENTS IN SECURITIES–106.99% (Cost $179,978,889)		256,978,252

OTHER ASSETS LESS LIABILITIES–(6.99)%		(16,786,013)

NET ASSETS–100.00%		$240,192,239

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at December 31, 2021. (c) Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value
	December 31, 2020	at Cost	from Sales	(Depreciation)	(Loss)	December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 867,698	$17,753,780	$(17,441,991)	$ -	$-	$ 1,179,487	$ 316
Invesco Liquid Assets Portfolio, Institutional Class	861,656	12,554,319	(12,457,395)	13	(151)	958,442	155
Invesco Treasury Portfolio, Institutional Class	991,654	20,290,035	(19,933,703)	-	-	1,347,986	136
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	220,001	41,768,277	(36,966,055)	-	-	5,022,223	460*
Invesco Private Prime Fund	330,001	80,869,880	(69,479,686)	(1)	(1,675)	11,718,519	6,205*
Total	$3,271,010	$173,236,291	$(156,278,830)	$12	$(1,826)	$20,226,657	$7,272

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Statement of Assets and Liabilities December 31, 2021	Statement of Operations For the year ended December 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $159,752,452)*	$236,751,595
Investments in affiliated money market funds, at value (Cost $20,226,437)	20,226,657
Foreign currencies, at value (Cost $19,039)	19,025
Receivable for:
Fund shares sold	155,438
Dividends	212,486
Investment for trustee deferred compensation and retirement plans	65,248
Other assets	902
Total assets	257,431,351

Liabilities:
Payable for:
Fund shares reacquired	91,787
Amount due custodian	165,060
Collateral upon return of securities loaned	16,740,743
Accrued fees to affiliates	113,287
Accrued other operating expenses	55,119
Trustee deferred compensation and retirement plans	73,116
Total liabilities	17,239,112
Net assets applicable to shares outstanding	$240,192,239

Net assets consist of:
Shares of beneficial interest	$135,436,465
Distributable earnings	104,755,774
$240,192,239

Net Assets:
Series I	$158,668,628
Series II	$ 81,523,611

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,685,538
Series II	2,578,550
Series I:
Net asset value per share	$ 33.86
Series II:
Net asset value per share	$ 31.62

*	At December 31, 2021, securities with an aggregate value of $16,296,961 were on loan to brokers.

Investment income:

Dividends (net of foreign withholding taxes of $44,239)	$ 1,664,366
Dividends from affiliated money market funds (includes securities lending income of $18,975)	19,582
Total investment income	1,683,948

Expenses:
Advisory fees	1,745,696
Administrative services fees	381,728
Custodian fees	1,309
Distribution fees - Series II	193,997
Transfer agent fees	24,312
Trustees’ and officers’ fees and benefits	24,454
Reports to shareholders	12,925
Professional services fees	54,459
Other	6,520
Total expenses	2,445,400
Less: Fees waived	(1,296)
Net expenses	2,444,104
Net investment income (loss)	(760,156)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	29,029,364
Affiliated investment securities	(1,826)
Foreign currencies	4,635
29,032,173
Change in net unrealized appreciation (depreciation) of: Unaffiliated investment securities	(1,306,215)
Affiliated investment securities	12
Foreign currencies	(7,714)
(1,313,917)
Net realized and unrealized gain	27,718,256
Net increase in net assets resulting from operations	$26,958,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(760,156)	$121,434

Net realized gain	29,032,173	24,351,223

Change in net unrealized appreciation (depreciation)	(1,313,917)	4,448,294

Net increase in net assets resulting from operations	26,958,100	28,920,951

Distributions to shareholders from distributable earnings:
Series I	(16,710,371)	(3,835,331)

Series II	(8,901,270)	(1,795,400)

Total distributions from distributable earnings	(25,611,641)	(5,630,731)

Share transactions–net:
Series I	1,693,474	(10,234,970)

Series II	5,567,811	(2,188,112)

Net increase (decrease) in net assets resulting from share transactions	7,261,285	(12,423,082)

Net increase in net assets	8,607,744	10,867,138

Net assets:
Beginning of year	231,584,495	220,717,357

End of year	$240,192,239	$231,584,495

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income		Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/21	$33.69	$(0.08)		$4.17	$4.09	$(0.07)		$(3.85)	$(3.92)	$33.86	12.30%	$158,669	0.97%	0.97%	(0.25)%		55%
Year ended 12/31/20	30.23	0.04		4.26	4.30	(0.10)		(0.74)	(0.84)	33.69	14.46	155,598	0.98	0.98	0.13		46
Year ended 12/31/19	23.41	0.08		7.40	7.48	(0.01)		(0.65)	(0.66)	30.23	32.50	149,954	0.97	0.97	0.32		8
Year ended 12/31/18	26.44	0.03	(d)	0.59	0.62	–		(3.65)	(3.65)	23.41	0.90	129,377	1.00	1.00	0.10	(d)	35
Year ended 12/31/17	24.11	(0.02)		3.86	3.84	(0.10)		(1.41)	(1.51)	26.44	15.83	144,038	1.01	1.01	(0.08)		37
Series II
Year ended 12/31/21	31.70	(0.16)		3.93	3.77	(0.00	)(e)	(3.85)	(3.85)	31.62	12.05	81,524	1.22	1.22	(0.50)		55
Year ended 12/31/20	28.49	(0.03)		4.01	3.98	(0.03)		(0.74)	(0.77)	31.70	14.20	75,986	1.23	1.23	(0.12)		46
Year ended 12/31/19	22.14	0.02		6.98	7.00	–		(0.65)	(0.65)	28.49	32.18	70,763	1.22	1.22	0.07		8
Year ended 12/31/18	25.25	(0.04	)(d)	0.58	0.54	–		(3.65)	(3.65)	22.14	0.62	60,306	1.25	1.25	(0.15	)(d)	35
Year ended 12/31/17	23.07	(0.08)		3.69	3.61	(0.02)		(1.41)	(1.43)	25.25	15.55	67,240	1.26	1.26	(0.33)		37

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.00 and (0.03)%, $(0.07) and (0.28)%, for Series I and Series II shares, respectively.

(e)	Amount represents less than $(0.005) per share.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Health Care Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total

Invesco V.I. Health Care Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. Health Care Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $1,296.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $32,821 for accounting and fund administrative services and was reimbursed $348,907 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase

Invesco V.I. Health Care Fund

and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2021, the Fund incurred $4,734 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$225,229,385	$11,522,210	$–	$236,751,595
Money Market Funds	3,485,915	16,740,742	–	20,226,657
Total Investments	$228,715,300	$28,262,952	$–	$256,978,252

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020
Ordinary income*	$2,733,642	$ 799,574
Long-term capital gain	22,877,999	4,831,157
Total distributions	$25,611,641	$5,630,731

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed long-term capital gain	$27,848,407

Net unrealized appreciation – investments	76,948,123

Net unrealized appreciation – foreign currencies	1,841

Temporary book/tax differences	(42,597)

Shares of beneficial interest	135,436,465

Total net assets	$240,192,239

Invesco V.I. Health Care Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $125,633,102 and $145,808,084, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$80,601,295

Aggregate unrealized (depreciation) of investments	(3,653,172)

Net unrealized appreciation of investments	$76,948,123

Cost of investments for tax purposes is $180,030,129.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2021, undistributed net investment income (loss) was increased by $999,438, undistributed net realized gain was decreased by $27,315 and shares of beneficial interest was decreased by $972,123. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	472,288	$16,102,493	688,939	$20,193,172

Series II	247,161	7,991,522	296,254	8,256,245

Issued as reinvestment of dividends:
Series I	499,861	16,710,371	124,161	3,835,331

Series II	285,023	8,901,270	61,740	1,795,400

Reacquired:
Series I	(904,760)	(31,119,390)	(1,155,847)	(34,263,473)

Series II	(350,544)	(11,324,981)	(444,589)	(12,239,757)

Net increase (decrease) in share activity	249,029	$7,261,285	(429,342)	$(12,423,082)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Health Care Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Health Care Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)

	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,069.40	$5.01	$1,020.37	$4.89	0.96%
Series II	1,000.00	1,068.20	6.31	1,019.11	6.16	1.21

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$22,877,999
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	46.54%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Health Care Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. High Yield Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIHYI-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2021, Series I shares of Invesco V.I. High Yield Fund (the Fund) underperformed the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	4.38%
Series II Shares	4.00
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	-1.54
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	5.26
Lipper VUF High Yield Bond Funds Classification Average∎ (Peer Group)	4.80

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Throughout the fiscal year, global financial markets continued to be dominated by the impact of COVID-19. The first quarter of 2021 began with US political unrest and rising coronavirus (COVID-19) infection rates which drove an increase in volatility, but fear was quickly replaced with optimism when developed economies around the world began an aggressive vaccine rollout campaign and eased COVID-19 lockdown measures. US interest rates quickly moved higher, reflecting higher economic growth and inflation expectations as global economies moved towards a post-pandemic world. Contributing to inflation fears was an additional stimulus package signed into law by the Biden administration. 30-year Treasury yields moved higher by 0.77%1 to end the quarter at 2.41%1 while short-term rates, which are closely tied to Federal Reserve policy, were quite steady. Two-year US Treasury yields moved up just 0.04% to 0.16%.1

    In the second and third quarters of 2021, fixed income markets stabilized. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.7% and 2.3% annualized rate for the second and third quarter, respectively.2 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter and economically sensitive areas such as the energy and transportation sectors began to recover.

    Heading into the end of the year, concerns about inflation heightened as US inflation rose to 7%, its highest level in nearly 40 years.3 Vaccine efficacy remained high, but headwinds emerged when the spread of the COVID-19 delta and omicron variants materialized. Though the US Federal Reserve left policy rates unchanged, although they indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. In response to the monetary policy pivot, short term US interest rates moved higher. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52%.1 Despite the withdrawal of central bank support and coronavirus variants raising concerns about economic reopening and the resumption of travel, strong corporate earnings and historically low default rates are driving cautious optimism moving into 2022.

    Against this backdrop, the high yield ended the period with positive gains. The high yield default rate ended the year at 0.27%; dropping well below the 25-year average of 3.03%.4 For the second consecutive year, high yield companies took advantage of historically low interest rates, setting a new record with companies issuing $483 billion in debt.4

    The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index, which measures the performance of the US high yield bond market and is the Fund’s style-specific index, returned 5.26% for the year ended December 31, 2021.5 Likewise, the Fund generated a positive return for the year, but underperformed its style-specific index.

    During the year, the Fund benefited from its security selection in the midstream and financial institution sectors. The Fund had an overweight allocation to the oil field services and independent energy sectors relative to the style-specific index, which also contributed positively as the energy sector was the best performing sector in the high yield market as lockdowns were lifted and travel began to resume. The Fund’s underweight allocation to wirelines was also beneficial to relative performance.

    During the year, security selection in the healthcare and consumer products sectors detracted from Fund performance relative to the style-specific index. The Fund’s underweight allocation to leisure also detracted from relative performance.

    During the year, we used currency forward contracts for the purpose of hedging currency exposure of non-US-dollar-denominated bonds held in the portfolio. We also used credit default swaps to efficiently manage the portfolio and to take advantage of relative value opportunities. The use of currency and interest rates had an immaterial impact on the Fund’s performance during the year.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco V.I. High Yield Fund and for sharing our long-term investment horizon.

1 Source: US Department of the Treasury

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: JP Morgan Markets

5 Source: Bloomberg

Portfolio manager(s):

Niklas Nordenfelt

Rahim Shad

Philip Susser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (5/1/98)	4.33%
10 Years	5.62
5 Years	4.69
1 Year	4.38
Series II Shares
Inception (3/26/02)	6.28%
10 Years	5.34
5 Years	4.38
1 Year	4.00

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. High Yield Fund

Supplemental Information

Invesco V.I. High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎

The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

∎	The Lipper VUF High Yield Bond Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper High Yield Bond Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. High Yield Fund

Fund Information

Portfolio Composition†

By credit quality	% of total investments

BBB	0.49%

BB	40.52

B	46.36

CCC	8.26

Cash	3.98

Non-rated	0.39

Top Five Debt Issuers*

		% of total net assets

1.	CCO Holdings LLC/CCO Holdings Capital Corp.	1.94%

2.	Ford Motor Credit Co. LLC	1.76

3.	CSC Holdings LLC	1.69

4.	OneMain Finance Corp.	1.57

5.	Occidental Petroleum Corp.	1.54

† Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. High Yield Fund

Schedule of Investments(a)

December 31, 2021

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–88.11%
Advertising–0.50%
Lamar Media Corp.,
4.00%, 02/15/2030	$15,000	$15,239

3.63%, 01/15/2031	770,000	750,962

		766,201

Aerospace & Defense–0.41%
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	600,000	627,657

Airlines–2.54%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 04/20/2026(b)	1,911,000	1,990,173

5.75%, 04/20/2029(b)	351,000	375,835

Delta Air Lines, Inc., 7.00%, 05/01/2025(b)	662,000	757,522

United Airlines, Inc., 4.38%, 04/15/2026(b)	768,000	801,830

		3,925,360

Alternative Carriers–0.47%
Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	678,000	728,111

Apparel Retail–0.54%
Gap, Inc. (The), 3.63%, 10/01/2029(b)	843,000	835,122

Apparel, Accessories & Luxury Goods–0.49%
Kontoor Brands, Inc., 4.13%, 11/15/2029(b)	763,000	764,274

Auto Parts & Equipment–1.98%
Clarios Global L.P., 6.75%, 05/15/2025(b)	148,000	155,180

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	932,000	989,118

Dana, Inc.,
5.38%, 11/15/2027	122,000	128,137

5.63%, 06/15/2028	614,000	653,222

NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	1,103,000	1,140,805

		3,066,462

Automobile Manufacturers–3.74%
Allison Transmission, Inc.,
4.75%, 10/01/2027(b)	849,000	885,083

3.75%, 01/30/2031(b)	1,152,000	1,125,245

Ford Motor Co., 4.75%, 01/15/2043	315,000	348,240

Ford Motor Credit Co. LLC,
5.13%, 06/16/2025	204,000	222,115

3.38%, 11/13/2025	251,000	261,099

4.39%, 01/08/2026	282,000	304,174

5.11%, 05/03/2029	884,000	1,005,961

4.00%, 11/13/2030	861,000	927,753

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	686,000	718,787

		5,798,457

	Principal Amount	Value

Automotive Retail–3.87%
Asbury Automotive Group, Inc.,
4.50%, 03/01/2028	$205,000	$209,394

4.63%, 11/15/2029(b)	985,000	1,005,114

Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	1,573,000	1,569,720

LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	1,576,000	1,622,138

Lithia Motors, Inc., 3.88%, 06/01/2029(b)	755,000	772,006

Sonic Automotive, Inc., 4.63%, 11/15/2029(b)	804,000	813,001

		5,991,373

Broadcasting–0.82%
Gray Television, Inc., 7.00%, 05/15/2027(b)	1,182,000	1,264,551

Building Products–0.50%
Standard Industries, Inc., 5.00%, 02/15/2027(b)	748,000	770,915

Cable & Satellite–6.64%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.00%, 02/01/2028(b)	222,000	231,324

4.75%, 03/01/2030(b)	531,000	553,183

4.50%, 08/15/2030(b)	1,833,000	1,879,256

4.25%, 01/15/2034(b)	351,000	345,959

CSC Holdings LLC,
6.50%, 02/01/2029(b)	1,445,000	1,549,083

5.75%, 01/15/2030(b)	503,000	502,102

4.50%, 11/15/2031(b)	391,000	386,746

5.00%, 11/15/2031(b)	200,000	193,040

DISH DBS Corp.,
7.75%, 07/01/2026	227,000	239,780

7.38%, 07/01/2028	302,000	306,260

DISH Network Corp., Conv., 3.38%, 08/15/2026	1,216,000	1,154,049

Gray Escrow II, Inc., 5.38%, 11/15/2031(b)	586,000	603,899

Sirius XM Radio, Inc.,
3.13%, 09/01/2026(b)	961,000	962,542

4.00%, 07/15/2028(b)	615,000	619,502

Virgin Media Finance PLC (United Kingdom), 5.00%, 07/15/2030(b)	309,000	307,937

Virgin Media Secured Finance PLC (United Kingdom),

5.50%, 05/15/2029(b)	425,000	449,486

		10,284,148

Casinos & Gaming–3.23%
Codere Finance 2 (Luxembourg) S.A. (Spain), 11.63% PIK Rate, 2.00% Cash Rate, 11/30/2027(b)(c)	51,959	50,920

Everi Holdings, Inc., 5.00%, 07/15/2029(b)	773,000	782,002

Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/2029(b)	785,000	790,118

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value

Casinos & Gaming–(continued)
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(b)	$1,463,000	$1,537,898

Scientific Games International, Inc.,
8.63%, 07/01/2025(b)	294,000	314,198

8.25%, 03/15/2026(b)	417,000	439,424

7.25%, 11/15/2029(b)	341,000	380,779

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/2029(b)	698,000	709,514

		5,004,853

Construction & Engineering–0.76%
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(b)	765,000	789,102

Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	382,000	391,905

		1,181,007

Consumer Finance–2.55%
FirstCash, Inc., 5.63%, 01/01/2030(b)	765,000	780,904

Navient Corp.,
7.25%, 09/25/2023	623,000	672,292

5.00%, 03/15/2027	78,000	79,628

OneMain Finance Corp.,
7.13%, 03/15/2026	346,000	394,950

3.88%, 09/15/2028	417,000	409,292

5.38%, 11/15/2029	1,485,000	1,616,794

		3,953,860

Copper–1.00%
First Quantum Minerals Ltd. (Zambia),
7.50%, 04/01/2025(b)	1,028,000	1,058,814

6.88%, 03/01/2026(b)	477,000	496,042

		1,554,856

Data Processing & Outsourced Services–0.52%
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	788,000	800,509

Department Stores–0.78%
Macy’s Retail Holdings LLC,
5.88%, 04/01/2029(b)	748,000	798,789

4.50%, 12/15/2034	407,000	402,529

		1,201,318

Diversified Chemicals–0.50%
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.13%, 04/01/2029(b)	763,000	779,412

Diversified REITs–1.20%
DigitalBridge Group, Inc., Conv., 5.00%, 04/15/2023	268,000	277,216

iStar, Inc.,
4.75%, 10/01/2024	1,243,000	1,291,154

5.50%, 02/15/2026	281,000	291,150

		1,859,520

Electric Utilities–1.73%
Talen Energy Supply LLC, 7.63%, 06/01/2028(b)	1,290,000	1,150,054

	Principal Amount	Value

Electric Utilities–(continued)
Vistra Operations Co. LLC,
5.63%, 02/15/2027(b)	$259,000	$267,098

5.00%, 07/31/2027(b)	458,000	475,890

4.38%, 05/01/2029(b)	777,000	779,832

		2,672,874

Electrical Components & Equipment–1.05%
EnerSys,
5.00%, 04/30/2023(b)	342,000	353,536

4.38%, 12/15/2027(b)	350,000	363,627

Sensata Technologies B.V.,
4.88%, 10/15/2023(b)	546,000	573,969

4.00%, 04/15/2029(b)	329,000	336,560

		1,627,692

Electronic Components–0.12%
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	185,000	184,609

Environmental & Facilities Services–1.19%
Covanta Holding Corp.,
4.88%, 12/01/2029(b)	199,000	202,287

5.00%, 09/01/2030	450,000	459,979

Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	1,188,000	1,183,296

		1,845,562

Fertilizers & Agricultural Chemicals–0.97%
Consolidated Energy Finance S.A. (Switzerland),
6.50%, 05/15/2026(b)	350,000	356,926

5.63%, 10/15/2028(b)	456,000	446,381

OCI N.V. (Netherlands), 4.63%, 10/15/2025(b)	669,000	694,793

		1,498,100

Food Distributors–1.26%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/2028(b)	1,173,000	1,201,932

United Natural Foods, Inc., 6.75%, 10/15/2028(b)	705,000	755,954

		1,957,886

Food Retail–0.19%
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029(b)	274,000	298,116

Health Care Facilities–1.50%
Encompass Health Corp., 4.50%, 02/01/2028	749,000	771,616

HCA, Inc.,
5.38%, 02/01/2025	506,000	556,752

5.88%, 02/15/2026	290,000	327,452

5.88%, 02/01/2029	205,000	244,598

3.50%, 09/01/2030	395,000	418,255

		2,318,673

Health Care REITs–1.52%
CTR Partnership L.P./CareTrust Capital Corp., 3.88%, 06/30/2028(b)	786,000	802,848

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value

Health Care REITs–(continued)
Diversified Healthcare Trust,
4.75%, 05/01/2024	$385,000	$394,625

9.75%, 06/15/2025	71,000	76,908

4.38%, 03/01/2031	1,126,000	1,083,071

		2,357,452

Health Care Services–2.54%
Community Health Systems, Inc.,
8.00%, 03/15/2026(b)	673,000	708,225

6.13%, 04/01/2030(b)	803,000	795,640

DaVita, Inc.,
4.63%, 06/01/2030(b)	682,000	699,432

3.75%, 02/15/2031(b)	892,000	870,717

Global Medical Response, Inc., 6.50%, 10/01/2025(b)	86,000	87,084

Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	753,000	778,207

		3,939,305

Homebuilding–0.69%
Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(b)	1,018,000	1,074,636

Hotels, Resorts & Cruise Lines–0.43%
Carnival Corp., 10.50%, 02/01/2026(b)	584,000	667,343

Household Products–0.74%
Prestige Brands, Inc., 3.75%, 04/01/2031(b)	1,182,000	1,148,331

Independent Power Producers & Energy Traders–1.34%
Calpine Corp., 3.75%, 03/01/2031(b)	785,000	757,784

Clearway Energy Operating LLC,
4.75%, 03/15/2028(b)	715,000	752,695

3.75%, 02/15/2031(b)	433,000	432,584

Vistra Corp., 7.00%(b)(d)(e)	125,000	126,825

		2,069,888

Industrial Machinery–1.58%
EnPro Industries, Inc., 5.75%, 10/15/2026	563,000	588,898

Mueller Water Products, Inc., 4.00%, 06/15/2029(b)	769,000	777,794

Ritchie Bros Holdings, Inc. (Canada), 4.75%, 12/15/2031(b)	751,000	785,313

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	284,000	290,035

		2,442,040

Integrated Oil & Gas–1.54%
Occidental Petroleum Corp.,
3.20%, 08/15/2026	246,000	253,767

8.50%, 07/15/2027	216,000	269,676

6.13%, 01/01/2031	634,000	771,375

6.20%, 03/15/2040	328,000	403,919

4.10%, 02/15/2047	691,000	678,227

		2,376,964

	Principal Amount	Value

Integrated Telecommunication Services–2.29%
Altice France S.A. (France),
8.13%, 02/01/2027(b)	$355,000	$379,859

5.13%, 07/15/2029(b)	401,000	391,853

5.50%, 10/15/2029(b)	485,000	478,552

Iliad Holding S.A.S. (France),
6.50%, 10/15/2026(b)	400,000	420,836

7.00%, 10/15/2028(b)	783,000	824,718

Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	1,099,000	1,045,831

		3,541,649

Interactive Home Entertainment–1.01%
Cinemark USA, Inc., 5.88%, 03/15/2026(b)	737,000	747,134

WMG Acquisition Corp., 3.75%, 12/01/2029(b)	821,000	820,281

		1,567,415

Interactive Media & Services–1.56%
Audacy Capital Corp., 6.75%, 03/31/2029(b)	1,121,000	1,096,753

Match Group Holdings II LLC, 4.63%, 06/01/2028(b)	205,000	213,671

Scripps Escrow II, Inc.,
3.88%, 01/15/2029(b)	729,000	729,222

5.38%, 01/15/2031(b)	375,000	381,654

		2,421,300

Investment Banking & Brokerage–0.65%
NFP Corp.,
4.88%, 08/15/2028(b)	298,000	301,433

6.88%, 08/15/2028(b)	705,000	708,088

		1,009,521

IT Consulting & Other Services–0.49%
Gartner, Inc.,
4.50%, 07/01/2028(b)	360,000	376,564

3.63%, 06/15/2029(b)	374,000	378,740

		755,304

Managed Health Care–0.74%
Centene Corp.,
4.63%, 12/15/2029	438,000	473,123

3.00%, 10/15/2030	662,000	674,075

		1,147,198

Metal & Glass Containers–1.02%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(b)	795,000	787,217

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)	759,000	784,453

		1,571,670

Oil & Gas Drilling–3.40%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	774,000	806,059

Nabors Industries Ltd., 7.25%, 01/15/2026(b)	400,000	370,416

Nabors Industries, Inc., 7.38%, 05/15/2027(b)	375,000	388,571

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value

Oil & Gas Drilling–(continued)
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	$977,000	$1,008,855

Precision Drilling Corp. (Canada),
7.13%, 01/15/2026(b)	169,000	172,378

6.88%, 01/15/2029(b)	585,000	597,066

Rockies Express Pipeline LLC,
4.80%, 05/15/2030(b)	250,000	261,004

6.88%, 04/15/2040(b)	474,000	536,416

Valaris Ltd., 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(b)(c)	277,000	288,660

Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(c)	803,000	836,802

		5,266,227

Oil & Gas Equipment & Services–1.47%
Bristow Group, Inc., 6.88%, 03/01/2028(b)	1,150,000	1,197,886

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	750,000	792,975

Weatherford International Ltd., 6.50%, 09/15/2028(b)	262,000	277,589

		2,268,450

Oil & Gas Exploration & Production–8.32%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	2,124,000	2,284,065

Baytex Energy Corp. (Canada), 8.75%, 04/01/2027(b)	748,000	784,278

Callon Petroleum Co.,
6.13%, 10/01/2024	458,000	451,606

8.00%, 08/01/2028(b)	1,548,000	1,565,678

Civitas Resources, Inc., 5.00%, 10/15/2026(b)	872,000	881,723

Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	1,052,000	1,026,794

8.00%, 01/15/2027	627,000	646,863

7.75%, 02/01/2028	219,000	220,952

Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 11/01/2028(b)	451,000	474,747

5.75%, 02/01/2029(b)	246,000	253,903

Northern Oil and Gas, Inc., 8.13%, 03/01/2028(b)	1,445,000	1,526,527

Rockcliff Energy II LLC, 5.50%, 10/15/2029(b)	807,000	832,554

SM Energy Co.,
5.00%, 01/15/2024	383,000	381,878

6.75%, 09/15/2026	1,012,000	1,040,883

6.63%, 01/15/2027	503,000	518,613

		12,891,064

Oil & Gas Storage & Transportation–2.43%
CNX Midstream Partners L.P., 4.75%, 04/15/2030(b)	809,000	807,338

NGL Energy Partners L.P./NGL Energy Finance Corp.,
7.50%, 11/01/2023	111,000	109,450

7.50%, 04/15/2026	484,000	415,533

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
Oasis Midstream Partners L.P./OMP Finance Corp., 8.00%, 04/01/2029(b)	$1,468,000	$1,602,205

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.50%, 01/15/2028(b)	841,000	834,831

		3,769,357

Other Diversified Financial Services–0.53%
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	808,000	817,405

Paper Products–0.50%
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	745,000	780,410

Pharmaceuticals–0.90%
Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	384,000	406,074

Bausch Health Cos., Inc., 9.00%, 12/15/2025(b)	457,000	481,897

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	497,000	508,645

		1,396,616

Research & Consulting Services–0.74%
Dun & Bradstreet Corp. (The),
6.88%, 08/15/2026(b)	560,000	583,005

5.00%, 12/15/2029(b)	551,000	564,632

		1,147,637

Restaurants–1.55%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(b)	791,000	778,803

Papa John’s International, Inc., 3.88%, 09/15/2029(b)	1,624,000	1,618,275

		2,397,078

Retail REITs–0.50%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	726,000	771,694

Specialized Consumer Services–1.60%
Carriage Services, Inc., 4.25%, 05/15/2029(b)	1,402,000	1,397,114

Terminix Co. LLC (The), 7.45%, 08/15/2027	861,000	1,077,318

		2,474,432

Specialized REITs–1.03%
SBA Communications Corp., 3.88%, 02/15/2027	1,553,000	1,601,648

Specialty Chemicals–2.02%
Braskem Idesa S.A.P.I. (Mexico),
7.45%, 11/15/2029(b)	338,000	350,771

6.99%, 02/20/2032(b)	446,000	448,408

Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	1,389,000	1,474,076

SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/2026(b)	837,000	860,018

		3,133,273

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value

Specialty Stores–0.49%
Bath & Body Works, Inc.,
6.88%, 11/01/2035	$253,000	$314,750

6.75%, 07/01/2036	354,000	437,707

		752,457

Steel–0.50%
SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	784,000	781,260

Systems Software–1.51%
Camelot Finance S.A., 4.50%, 11/01/2026(b)	2,251,000	2,332,194

Textiles–0.68%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	1,161,000	1,052,609

Wireless Telecommunication Services–0.75%
Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081(d)	1,165,000	1,155,191

Total U.S. Dollar Denominated Bonds & Notes (Cost $134,240,962)		136,440,496

Variable Rate Senior Loan Interests–6.18%(f)(g)
Environmental & Facilities Services–0.11%
Covanta Energy Corp.,
Term Loan B, -% , 11/17/2028(h)	154,030	154,376

Term Loan C, -% , 11/17/2028(h)	11,538	11,564

		165,940

Health Care Equipment–0.03%
Radiology Partners, Inc., First Lien Term Loan B, 4.36% (1 mo. USD LIBOR + 4.25%), 07/09/2025	50,050	49,418

Health Care Services–0.91%
Global Medical Response, Inc., Term Loan, 5.25% (3 mo. USD LIBOR + 4.25%), 10/02/2025	708,840	706,891

Surgery Center Holdings, Inc., Term Loan, 4.50% (1 mo. USD LIBOR + 3.75%), 09/03/2026	708,794	709,460

		1,416,351

Hotels, Resorts & Cruise Lines–0.47%
Four Seasons Hotels Ltd. (Canada), First Lien Term Loan, 2.10% (1 mo. USD LIBOR + 2.00%), 11/30/2023	722,396	720,590

Metal & Glass Containers–0.46%
Flex Acquisition Co., Inc., Incremental Term Loan B, 3.13% (3 mo. USD LIBOR + 3.00%), 06/29/2025	711,049	705,677

Paper Packaging–0.46%
Graham Packaging Co., Inc., Term Loan, 3.75% (1 mo. USD LIBOR + 3.00%), 08/04/2027	714,600	713,592

Paper Products–1.02%
Schweitzer-Mauduit International, Inc. (SWM International), Term Loan B, 4.50% (1 mo. USD LIBOR + 3.75%), 04/20/2028	1,580,060	1,578,085

	Principal Amount	Value

Pharmaceuticals–0.94%
Endo LLC, Term Loan, 5.75% (3 mo. USD LIBOR + 5.00%), 03/10/2028	$724,525	$706,550

Valeant Pharmaceuticals International, Inc. (Canada), First Lien Incremental Term Loan, 2.85% (1 mo. USD LIBOR + 2.75%), 11/27/2025	755,780	752,235

		1,458,785

Restaurants–0.98%
IRB Holding Corp., First Lien Term Loan B, 4.25% (3 mo. USD LIBOR + 3.25%) , 12/01/2027	1,522,231	1,524,370

Specialty Stores–0.80%
PetSmart LLC, Term Loan, 4.50% (3 mo. USD LIBOR + 3.75%) , 02/11/2028	1,239,227	1,242,716

Total Variable Rate Senior Loan Interests (Cost $9,577,971)		9,575,524

Non-U.S. Dollar Denominated Bonds & Notes–0.31%(i)
Casinos & Gaming–0.20%
Codere Finance 2 (Luxembourg) S.A. (Spain), 3.00% PIK Rate, 8.00% Cash Rate, 09/30/2023(b)(c)	EUR 253,000	305,030

Other Diversified Financial Services–0.04%
Codere New Topco S.A. (Luxembourg), 7.50%, 11/30/2027	EUR 56,326	65,730

Textiles–0.07%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 5.38%, 05/01/2023(b)	EUR 100,000	108,385

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $477,017)		479,145

	Shares
Common Stocks & Other Equity Interests–0.07%
Oil & Gas Drilling–0.07%
Valaris Ltd.(j)	3,012	108,433

Other Diversified Financial Services–0.00%
Codere New Topco S.A. (Luxembourg)(k)	2,099	0

Total Common Stocks & Other Equity Interests (Cost $56,222)		108,433

Money Market Funds–2.77%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(l)(m)	1,478,960	1,478,960

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(l)(m)	1,125,642	1,125,866

Invesco Treasury Portfolio, Institutional Class, 0.01%(l)(m)	1,690,240	1,690,240

Total Money Market Funds (Cost $4,294,997)		4,295,066

TOTAL INVESTMENTS IN SECURITIES–97.44% (Cost $148,647,169)		150,898,664

OTHER ASSETS LESS LIABILITIES–2.56%		3,959,133

NET ASSETS–100.00%		$154,857,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Investment Abbreviations:

Conv.	–	Convertible
EUR	–	Euro
LIBOR	–	London Interbank Offered Rate
PIK	–	Pay-in-Kind
REIT	–	Real Estate Investment Trust
USD	–	U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2021 was $104,061,474, which represented 67.20% of the Fund’s Net Assets.

(c)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(g)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(h)	This variable rate interest will settle after December 31, 2021, at which time the interest rate will be determined.
(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)	Non-income producing security.
(k)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(l)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value
	December 31, 2020	at Cost	from Sales	Appreciation	(Loss)	December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,570,848	$35,323,493	$(35,415,381)	$-	$-	$1,478,960	$605
Invesco Liquid Assets Portfolio, Institutional Class	1,210,198	25,094,560	(25,178,759)	42	(175)	1,125,866	307
Invesco Treasury Portfolio, Institutional Class	1,795,255	40,369,706	(40,474,721)	-	-	1,690,240	253
Total	$4,576,301	$100,787,759	$(101,068,861)	$42	$(175)	$4,295,066	$1,165

(m)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized
Date	Counterparty		Deliver		Receive	Appreciation
Currency Risk
02/17/2022	Citibank, N.A.	EUR	1,039,000	USD	1,207,162	$23,218
02/17/2022	Goldman Sachs International	GBP	388,000	USD	526,434	1,329
Total Forward Foreign Currency Contracts						$24,547

Abbreviations:

EUR – Euro

GBP – British Pound Sterling

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $144,352,172)	$146,603,598

Investments in affiliated money market funds, at value (Cost $4,294,997)	4,295,066

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	24,547

Cash	134,697

Foreign currencies, at value (Cost $1,434,066)	1,446,184

Receivable for:
Investments sold	751,069

Fund shares sold	58,109

Dividends	29

Interest	2,075,720

Investments matured, at value and cost	0

Investment for trustee deferred compensation and retirement plans	45,919

Other assets	614

Total assets	155,435,552

Liabilities:
Payable for:
Investments purchased	309,146

Fund shares reacquired	50,754

Accrued fees to affiliates	97,231

Accrued other operating expenses	68,857

Trustee deferred compensation and retirement plans	51,767

Total liabilities	577,755

Net assets applicable to shares outstanding	$154,857,797

Net assets consist of:
Shares of beneficial interest	$170,774,539

Distributable earnings (loss)	(15,916,742)

$154,857,797

Net Assets:
Series I	$40,989,134

Series II	$113,868,663

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	7,844,494

Series II	22,049,136

Series I:
Net asset value per share	$5.23

Series II:
Net asset value per share	$5.16

Statement of Operations

For the year ended December 31, 2021

Investment income:

Interest	$7,412,524

Dividends from affiliated money market funds	1,165

Total investment income	7,413,689

Expenses:
Advisory fees	971,693

Administrative services fees	256,295

Custodian fees	23,221

Distribution fees - Series II	271,001

Transfer agent fees	18,709

Trustees’ and officers’ fees and benefits	25,010

Reports to shareholders	7,751

Professional services fees	151,584

Other	6,552

Total expenses	1,731,816

Less: Fees waived	(2,573)

Net expenses	1,729,243

Net investment income	5,684,446

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	2,497,069

Affiliated investment securities	(175)

Foreign currencies	(61,579)

Forward foreign currency contracts	37,181

2,472,496

Change in net unrealized appreciation (depreciation) of:

Unaffiliated investment securities	(2,157,335)

Affiliated investment securities	42

Foreign currencies	(6,516)

Forward foreign currency contracts	103,710

(2,060,099)

Net realized and unrealized gain	412,397

Net increase in net assets resulting from operations	$6,096,843

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$5,684,446	$7,175,065

Net realized gain (loss)	2,472,496	(6,483,781)

Change in net unrealized appreciation (depreciation)	(2,060,099)	3,081,935

Net increase in net assets resulting from operations	6,096,843	3,773,219

Distributions to shareholders from distributable earnings:
Series I	(2,336,863)	(2,376,198)

Series II	(5,125,668)	(5,617,153)

Total distributions from distributable earnings	(7,462,531)	(7,993,351)

Share transactions–net:
Series I	(3,063,988)	(4,610,355)

Series II	11,176,700	1,822,978

Net increase (decrease) in net assets resulting from share transactions	8,112,712	(2,787,377)

Net increase (decrease) in net assets	6,747,024	(7,007,509)

Net assets:
Beginning of year	148,110,773	155,118,282

End of year	$154,857,797	$148,110,773

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/21	$5.26	$0.20	$0.03	$0.23	$(0.26)	$5.23	4.38%	$40,989	0.94%	0.94%	3.83%	103%
Year ended 12/31/20	5.41	0.28	(0.12)	0.16	(0.31)	5.26	3.32	44,543	0.93	0.94	5.39	89
Year ended 12/31/19	5.06	0.29	0.39	0.68	(0.33)	5.41	13.51	50,190	0.88	0.89	5.45	54
Year ended 12/31/18	5.51	0.26	(0.43)	(0.17)	(0.28)	5.06	(3.35)	55,703	1.17	1.17	4.84	66
Year ended 12/31/17	5.40	0.26	0.08	0.34	(0.23)	5.51	6.30	80,372	0.99	1.00	4.73	73
Series II
Year ended 12/31/21	5.20	0.19	0.02	0.21	(0.25)	5.16	4.00	113,869	1.19	1.19	3.58	103
Year ended 12/31/20	5.36	0.26	(0.12)	0.14	(0.30)	5.20	2.90	103,568	1.18	1.19	5.14	89
Year ended 12/31/19	5.02	0.28	0.37	0.65	(0.31)	5.36	13.16	104,929	1.13	1.14	5.20	54
Year ended 12/31/18	5.46	0.25	(0.42)	(0.17)	(0.27)	5.02	(3.43)	86,236	1.42	1.42	4.59	66
Year ended 12/31/17	5.36	0.25	0.07	0.32	(0.22)	5.46	5.93	91,802	1.24	1.25	4.48	73

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income

Invesco V.I. High Yield Fund

and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Lower-Rated Securities – The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

Invesco V.I. High Yield Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

N.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

O.

Other Risks – The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

P.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 200 million	0.625%

Next $300 million	0.550%

Next $500 million	0.500%

Over $1 billion	0.450%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.625%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $2,573.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related

Invesco V.I. High Yield Fund

to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $23,089 for accounting and fund administrative services and was reimbursed $233,206 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$ –	$136,440,496	$–	$136,440,496

Variable Rate Senior Loan Interests	–	9,575,524	–	9,575,524

Non-U.S. Dollar Denominated Bonds & Notes	–	479,145	–	479,145

Common Stocks & Other Equity Interests	108,433	–	0	108,433

Money Market Funds	4,295,066	–	–	4,295,066

Total Investments in Securities	4,403,499	146,495,165	0	150,898,664

Other Investments - Assets*

Investments Matured	–	–	0	0

Forward Foreign Currency Contracts	–	24,547	–	24,547

Total Investments	$4,403,499	$146,519,712	$0	$150,923,211

*	Forward foreign currency contracts are valued at unrealized appreciation. Investments matured are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$24,547

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$24,547

Invesco V.I. High Yield Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2021.

	Financial
	Derivative		Collateral
	Assets		(Received)/Pledged
	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Citibank, N.A.	$23,218	$23,218	$–	$–	$23,218

Goldman Sachs International	1,329	1,329	–	–	1,329

Total	$24,547	$24,547	$–	$–	$24,547

Effect of Derivative Investments for the year ended December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Currency
Risk

Realized Gain:
Forward foreign currency contracts	$ 37,181

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	103,710

Total	$140,891

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$2,329,568

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020

Ordinary income*	$7,462,531	$7,993,351

*	Includes short-term capital gain distributions, if any.

Invesco V.I. High Yield Fund

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$6,020,826

Net unrealized appreciation - investments	2,092,380

Net unrealized appreciation - foreign currencies	12,084

Temporary book/tax differences	(29,189)

Capital loss carryforward	(24,012,843)

Shares of beneficial interest	170,774,539

Total net assets	$154,857,797

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2021, as follows:

	Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$5,685,223	$18,327,620	$24,012,843

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $158,470,533 and $152,785,354, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$3,250,475

Aggregate unrealized (depreciation) of investments	(1,158,095)

Net unrealized appreciation of investments	$2,092,380

Cost of investments for tax purposes is $148,830,831.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of amortization and accretion on debt securities, on December 31, 2021, undistributed net investment income was increased by $247,474 and undistributed net realized gain (loss) was decreased by $247,474. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 10–Share Information

		Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	7,893,916	$42,260,178	17,479,158	$90,315,593

Series II	2,595,725	13,694,035	2,661,078	13,309,998

Issued as reinvestment of dividends:
Series I	451,132	2,336,863	476,192	2,376,198

Series II	1,001,107	5,125,668	1,137,075	5,617,153

Invesco V.I. High Yield Fund

		Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(8,967,393)	$(47,661,029)	(18,762,181)	$(97,302,146)

Series II	(1,449,620)	(7,643,003)	(3,475,105)	(17,104,173)

Net increase (decrease) in share activity	1,524,867	$8,112,712	(483,783)	$(2,787,377)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 76% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. High Yield Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested     at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs,    and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,013.00	$4.77	$1,020.47	$4.79	0.94%
Series II	1,000.00	1,009.00	6.03	1,019.21	6.06	1.19

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	99.38%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. High Yield Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. International Growth Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Invesco Distributors, Inc.	VIIGR-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2021, Series I shares of Invesco V.I. International Growth Fund (the Fund) outperformed the Custom Invesco International Growth Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	5.89%
Series II Shares	5.61
MSCI All Country World ex USA Index▼ (Broad Market Index)	7.82
Custom Invesco International Growth Index∎ (Style-Specific Index)	5.09
Lipper VUF International Large-Cap Growth Funds Index[t] (Peer Group Index)	9.19

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; [t]Lipper Inc.

Market conditions and your Fund

Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation, with value stocks outperforming growth stocks. The successful rollout of coronavirus (COVID-19) vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

    During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-19-related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

    Developed global equity markets were flat in the third quarter of 2021 amid concerns about rising inflation, supply disruptions and the economic growth rate. Emerging market equities declined during the quarter, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and the potential default of a large Chinese property developer.

    Most developed global equity markets ended the fourth quarter of 2021 in positive territory despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in higher costs for companies and consumers. Emerging market equities declined due to COVID-19 concerns and China’s ongoing regulatory tightening and slowing economic growth. Overall, developed market equities outperformed emerging market equities for the fiscal year.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    Fund holdings in the health care sector outperformed those of the Fund’s style-specific benchmark, the Custom Invesco International Growth Index, contributing to relative performance. Within the sector, Ireland-based contract research organization ICON and Denmark-based pharmaceutical company Novo Nordisk contributed to both absolute and relative results during the fiscal year. Strong stock selection and an overweight in the industrials sector added to the Fund’s relative results. Netherlands-based global information and solutions provider Wolters Kluwer, Switzerland-based freight forwarder Kuehne + Nagel International and France-based electrical equipment company Schneider Electric were notable absolute and relative contributors within the industrials sector. The Fund’s holdings in the communication services and information technology sectors outperformed those of the benchmark sectors, also positively contributing to the Fund’s relative performance. On a geographic basis, the stock selection in Japan and Ireland were among the largest contributors to relative return. Underweight exposure to Japan relative to the style-specific index and exposure to the US also added to relative results during the fiscal year.

    Conversely, stock selection in the consumer discretionary and financials sectors were notable detractors from relative performance versus the style-specific index. Within consumer discretionary, New Oriental Education & Technology, a leader in after-school tutoring in China and Macau-based hotel and casino operator Galaxy Entertainment were key detractors from the Fund’s relative results. We exited the Fund’s position in New Oriental Education & Technology during the third quarter of 2021 because of significant regulatory changes in the private tutoring industry in China. Within the financials sector, weakness was seen in Brazil-based exchange operator B3, India-based HDFC Bank and Hong Kong-based insurance and finance company AIA. Lack of exposure to the energy sector, one of the year’s best performing sectors, also hampered the Fund’s relative return. Geographically, stock selection in Brazil, India and Germany detracted from relative results. An overweight to Brazil, underweight to India and exposure to Macau had a negative impact on the Fund’s relative performance as well. Given the rising equity market, the Fund’s cash position (averaged 2.4%) dampened relative results. As a reminder, cash is a by-product of our bottom-up stock selection process.

    During the fiscal year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV characteristics for each company. We added several new holdings, including UK-based advertising company WPP, France-based specialty materials company Arkema and Spain-based travel technology company Amadeus IT Group. We sold several holdings during the fiscal year, including Brazil-based financial services company Banco Bradesco, industrials company Canadian National Railway and China-based e-commerce company Alibaba.

    As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality companies that exhibit the following characteristics: strong organic growth; high returns on capital; pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

    We thank you for your continued investment in Invesco V.I. International Growth Fund.

Portfolio manager(s):

Brent Bates

Mark Jason

Richard Nield

Clas Olsson

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. International Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: Lipper Inc.

2 Sources: Invesco, RIMES Technologies Corp.

3 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (5/5/93)	7.37%
10 Years	8.09
5 Years	10.17
1 Year	5.89

Series II Shares
Inception (9/19/01)	7.56%
10 Years	7.82
5 Years	9.90
1 Year	5.61

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher.

Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. International Growth Fund

Supplemental Information

Invesco V.I. International Growth Fund’s investment objective is long-term growth of capital.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Custom Invesco International Growth Index is composed of the MSCI EAFE® Growth Index through February 28, 2013, and the MSCI All Country World ex U.S. Growth Index thereafter. The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia and the Far East. The MSCI All Country World ex U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets, excluding the US. Both MSCI indexes are computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper VUF International Large-Cap Growth Funds Index is an unmanaged index considered representative of international large-cap growth variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. International Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	15.97%

Information Technology	15.89

Consumer Staples	15.70

Consumer Discretionary	15.50

Financials	13.66

Health Care	9.49

Materials	6.88

Communication Services	4.45

Money Market Funds Plus Other Assets Less Liabilities	2.46

Top 10 Equity Holdings*

% of total net assets

1. Sony Group Corp.	3.22%

2. Sandvik AB	3.03

3. Broadcom, Inc.	2.93

4. Olympus Corp.	2.85

5. Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.68

6. Schneider Electric SE	2.67

7. CGI, Inc., Class A	2.59

8. Philip Morris International, Inc.	2.54

9. Investor AB, Class B	2.44

10. Linde PLC	2.35

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. International Growth Fund

Schedule of Investments

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–97.54%
Australia–0.66%
CSL Ltd.	43,889	$9,294,128

Brazil–1.07%
B3 S.A. - Brasil, Bolsa, Balcao	7,488,502	14,964,813

Canada–6.17%
Bank of Nova Scotia (The)	216,079	15,296,948

CGI, Inc., Class A(a)	410,963	36,338,362

Magna International, Inc.	229,309	18,553,916

Ritchie Bros. Auctioneers, Inc.	270,619	16,560,826

		86,750,052

China–7.71%
China Feihe Ltd.(b)	6,170,000	8,283,125

China Mengniu Dairy Co. Ltd.	4,347,000	24,641,898

China Resources Beer Holdings Co. Ltd.	854,000	6,999,016

JD.com, Inc., ADR(a)	224,840	15,754,539

Tencent Holdings Ltd.	349,700	20,514,531

Wuliangye Yibin Co. Ltd., A Shares	233,297	8,149,738

Yum China Holdings, Inc.	481,245	23,985,251

		108,328,098

Denmark–2.55%
Carlsberg A/S, Class B	83,637	14,366,805

Novo Nordisk A/S, Class B	192,133	21,479,463

		35,846,268

France–7.76%
Arkema S.A.	168,864	23,817,099

Kering S.A.	19,806	15,892,203

LVMH Moet Hennessy Louis Vuitton SE	21,201	17,495,073

Pernod Ricard S.A.	59,763	14,378,836

Schneider Electric SE	191,485	37,540,436

		109,123,647

Germany–1.62%
Deutsche Boerse AG	83,951	14,063,473

Knorr-Bremse AG	87,632	8,648,216

		22,711,689

Hong Kong–1.91%
AIA Group Ltd.	2,656,000	26,776,251

India–2.30%
HDFC Bank Ltd., ADR	496,635	32,316,039

Ireland–5.19%
CRH PLC	494,438	26,116,373

Flutter Entertainment PLC(a)	154,638	24,534,051

ICON PLC(a)	71,760	22,224,072

		72,874,496

Italy–2.29%
FinecoBank Banca Fineco S.p.A.	1,849,728	32,213,352

Japan–14.51%
Asahi Group Holdings Ltd.	385,800	14,972,476

FANUC Corp.	43,500	9,221,383

	Shares	Value

Japan–(continued)
Hoya Corp.	137,400	$20,372,919

Keyence Corp.	16,700	10,495,318

Koito Manufacturing Co. Ltd.	349,600	18,511,677

Komatsu Ltd.	357,800	8,379,319

Nidec Corp.	90,400	10,626,601

Olympus Corp.	1,742,200	40,016,949

SMC Corp.	14,100	9,512,230

Sony Group Corp.	357,900	45,241,887

TIS, Inc.	558,000	16,559,468

		203,910,227

Macau–0.92%
Galaxy Entertainment Group Ltd.(a)	2,496,000	12,933,627

Mexico–1.56%
Wal-Mart de Mexico S.A.B. de C.V., Series V	5,914,456	21,978,997

Netherlands–5.93%
ASML Holding N.V.	25,877	20,633,613

Heineken N.V.	188,605	21,207,398

Prosus N.V.	106,911	8,917,795

Wolters Kluwer N.V.	277,518	32,618,218

		83,377,024

Singapore–1.57%
United Overseas Bank Ltd.	1,102,266	22,011,940

South Korea–3.91%
NAVER Corp.	73,859	23,447,902

Samsung Electronics Co. Ltd.	480,286	31,530,846

		54,978,748

Spain–1.08%
Amadeus IT Group S.A.(a)	224,744	15,137,528

Sweden–5.47%
Investor AB, Class B	1,370,797	34,281,430

Sandvik AB	1,526,595	42,652,808

		76,934,238

Switzerland–5.91%
Kuehne + Nagel International AG, Class R	52,542	16,897,253

Logitech International S.A., Class R	164,392	13,759,177

Nestle S.A.	231,894	32,416,887

Roche Holding AG	48,355	20,044,858

		83,118,175

Taiwan–2.68%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	312,786	37,631,284

United Kingdom–7.19%
Ashtead Group PLC	203,268	16,289,375

DCC PLC	190,184	15,552,071

Linde PLC	95,237	32,992,954

Reckitt Benckiser Group PLC	205,909	17,664,427

WPP PLC	1,226,476	18,538,672

		101,037,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

	Shares	Value

United States–7.58%
Amcor PLC, CDI	1,142,962	$13,765,716

Booking Holdings, Inc.(a)	6,662	15,983,670

Broadcom, Inc.	61,916	41,199,526

Philip Morris International, Inc.	375,258	35,649,510

		106,598,422

Total Common Stocks & Other Equity Interests (Cost $895,652,884)		1,370,846,542

Money Market Funds–2.23%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	11,153,338	11,153,338

	Shares	Value

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(c)(d)	7,460,553	$7,462,045

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	12,746,672	12,746,672

Total Money Market Funds (Cost $31,360,602)		31,362,055

TOTAL INVESTMENTS IN SECURITIES–99.77% (Cost $927,013,486)		1,402,208,597

OTHER ASSETS LESS LIABILITIES–0.23%		3,291,742

NET ASSETS–100.00%		$1,405,500,339

Investment Abbreviations:

ADR – American Depositary Receipt

CDI – CREST Depository Interest

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2021 represented less than 1% of the Fund’s Net Assets.

(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$11,470,872	$112,506,756	$(112,824,290)	$ -	$ -	$11,153,338	$ 3,530
Invesco Liquid Assets Portfolio, Institutional Class	7,989,157	79,761,517	(80,287,496)	(2,848)	1,715	7,462,045	1,368
Invesco Treasury Portfolio, Institutional Class	13,109,569	128,579,150	(128,942,047)	-	-	12,746,672	1,508
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	59,110,661	(59,110,661)	-	-	-	284*
Invesco Private Prime Fund	-	131,651,643	(131,651,202)	-	(441)	-	4,487*
Total	$32,569,598	$511,609,727	$(512,815,696)	$(2,848)	$1,274	$31,362,055	$11,177

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $895,652,884)	$1,370,846,542

Investments in affiliated money market funds, at value (Cost $31,360,602)	31,362,055

Cash	185,859

Foreign currencies, at value (Cost $1,092,375)	1,103,975

Receivable for:
Fund shares sold	1,162,629

Dividends	2,509,179

Investment for trustee deferred compensation and retirement plans	237,714

Other assets	5,658

Total assets	1,407,413,611

Liabilities:
Payable for:
Fund shares reacquired	692,750

Accrued fees to affiliates	803,062

Accrued other operating expenses	157,125

Trustee deferred compensation and retirement plans	260,335

Total liabilities	1,913,272

Net assets applicable to shares outstanding	$1,405,500,339

Net assets consist of:
Shares of beneficial interest	$822,039,778

Distributable earnings	583,460,561

$1,405,500,339

Net Assets:
Series I	$475,731,840

Series II	$929,768,499

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	11,489,697

Series II	22,832,119

Series I:
Net asset value per share	$41.41

Series II:
Net asset value per share	$40.72

Statement of Operations

For the year ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $2,108,550)	$21,529,032

Dividends from affiliated money market funds (includes securities lending income of $22,824)	29,230

Total investment income	21,558,262

Expenses:
Advisory fees	10,220,397

Administrative services fees	2,363,696

Custodian fees	37,073

Distribution fees - Series II	2,412,929

Transfer agent fees	75,752

Trustees’ and officers’ fees and benefits	35,207

Reports to shareholders	9,057

Professional services fees	77,301

Other	25,918

Total expenses	15,257,330

Less: Fees waived	(12,024)

Net expenses	15,245,306

Net investment income	6,312,956

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	139,974,697

Affiliated investment securities	1,274

Foreign currencies	(119,746)

139,856,225

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(66,735,557)

Affiliated investment securities	(2,848)

Foreign currencies	(155,921)

(66,894,326)

Net realized and unrealized gain	72,961,899

Net increase in net assets resulting from operations	$79,274,855

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$6,312,956	$6,271,215

Net realized gain	139,856,225	98,458,953

Change in net unrealized appreciation (depreciation)	(66,894,326)	61,571,398

Net increase in net assets resulting from operations	79,274,855	166,301,566

Distributions to shareholders from distributable earnings:
Series I	(38,110,163)	(19,693,113)

Series II	(74,422,055)	(38,602,388)

Total distributions from distributable earnings	(112,532,218)	(58,295,501)

Share transactions–net:
Series I	17,745,445	(34,482,600)

Series II	(21,035,067)	(103,508,855)

Net increase (decrease) in net assets resulting from share transactions	(3,289,622)	(137,991,455)

Net increase (decrease) in net assets	(36,546,985)	(29,985,390)

Net assets:
Beginning of year	1,442,047,324	1,472,032,714

End of year	$1,405,500,339	$1,442,047,324

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/21	$42.52	$0.27	$ 2.22	$ 2.49	$(0.57)	$(3.03)	$(3.60)	$41.41	5.89%	$ 475,732	0.89%	0.89%	0.60%	34%
Year ended 12/31/20	39.05	0.24	5.04	5.28	(0.92)	(0.89)	(1.81)	42.52	14.02	468,726	0.91	0.91	0.65	52
Year ended 12/31/19	32.98	0.58	8.60	9.18	(0.62)	(2.49)	(3.11)	39.05	28.54	466,401	0.89	0.89	1.54	31
Year ended 12/31/18	39.89	0.66	(6.51)	(5.85)	(0.79)	(0.27)	(1.06)	32.98	(14.97)	414,774	0.92	0.93	1.74	35
Year ended 12/31/17	32.89	0.49	7.06	7.55	(0.55)	–	(0.55)	39.89	23.00	627,894	0.92	0.93	1.34	34
Series II
Year ended 12/31/21	41.88	0.15	2.19	2.34	(0.47)	(3.03)	(3.50)	40.72	5.61	929,768	1.14	1.14	0.35	34
Year ended 12/31/20	38.48	0.15	4.95	5.10	(0.81)	(0.89)	(1.70)	41.88	13.74	973,322	1.16	1.16	0.40	52
Year ended 12/31/19	32.52	0.48	8.47	8.95	(0.50)	(2.49)	(2.99)	38.48	28.20	1,005,632	1.14	1.14	1.29	31
Year ended 12/31/18	39.33	0.56	(6.42)	(5.86)	(0.68)	(0.27)	(0.95)	32.52	(15.18)	862,729	1.17	1.18	1.49	35
Year ended 12/31/17	32.44	0.40	6.96	7.36	(0.47)	–	(0.47)	39.33	22.73	1,448,723	1.17	1.18	1.09	34

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. International Growth Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, there were no securities lending transactions with the Adviser.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. International Growth Fund

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2– Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.750%

Over $250 million	0.700%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.71%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $12,024.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $206,086 for accounting and fund administrative services and was reimbursed $2,157,610 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Invesco V.I. International Growth Fund

For the year ended December 31, 2021, the Fund incurred $133 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$9,294,128	$–	$9,294,128

Brazil	–	14,964,813	–	14,964,813

Canada	86,750,052	–	–	86,750,052

China	39,739,790	68,588,308	–	108,328,098

Denmark	–	35,846,268	–	35,846,268

France	–	109,123,647	–	109,123,647

Germany	–	22,711,689	–	22,711,689

Hong Kong	–	26,776,251	–	26,776,251

India	32,316,039	–	–	32,316,039

Ireland	22,224,072	50,650,424	–	72,874,496

Italy	–	32,213,352	–	32,213,352

Japan	–	203,910,227	–	203,910,227

Macau	–	12,933,627	–	12,933,627

Mexico	21,978,997	–	–	21,978,997

Netherlands	–	83,377,024	–	83,377,024

Singapore	–	22,011,940	–	22,011,940

South Korea	–	54,978,748	–	54,978,748

Spain	–	15,137,528	–	15,137,528

Sweden	–	76,934,238	–	76,934,238

Switzerland	–	83,118,175	–	83,118,175

Taiwan	37,631,284	–	–	37,631,284

United Kingdom	32,992,954	68,044,545	–	101,037,499

United States	92,832,706	13,765,716	–	106,598,422

Money Market Funds	31,362,055	–	–	31,362,055

Total Investments	$397,827,949	$1,004,380,648	$–	$1,402,208,597

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Invesco V.I. International Growth Fund

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020

Ordinary income*	$16,066,824	$30,977,650

Long-term capital gain	96,465,394	27,317,851

Total distributions	$112,532,218	$58,295,501

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$17,377,121

Undistributed long-term capital gain	125,033,313

Net unrealized appreciation – investments	441,184,507

Net unrealized appreciation – foreign currencies	18,617

Temporary book/tax differences	(152,997)

Shares of beneficial interest	822,039,778

Total net assets	$1,405,500,339

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $473,717,957 and $584,922,589, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$454,001,445

Aggregate unrealized (depreciation) of investments	(12,816,938)

Net unrealized appreciation of investments	$441,184,507

Cost of investments for tax purposes is $961,024,090.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2021, undistributed net investment income was increased by $10,713,499 and undistributed net realized gain was decreased by $10,713,499. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	1,292,791	$56,540,675	1,482,979	$52,751,557

Series II	2,005,720	84,986,713	2,437,340	85,719,081

Issued as reinvestment of dividends:
Series I	924,107	38,110,163	511,763	19,559,591

Series II	1,833,959	74,422,055	1,025,024	38,602,388

Invesco V.I. International Growth Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(1,751,157)	$(76,905,393)	(2,913,014)	$(106,793,748)

Series II	(4,249,072)	(180,443,835)	(6,351,741)	(227,830,324)

Net increase (decrease) in share activity	56,348	$(3,289,622)	(3,807,649)	$(137,991,455)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10–Significant Event

Effective on or about April 29, 2022, the name of the Fund and all references thereto will change from Invesco V.I. International Growth Fund to Invesco V.I. EQV International Equity Fund.

Invesco V.I. International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$995.40	$4.48	$1,020.72	$4.53	0.89%
Series II	1,000.00	993.90	5.73	1,019.46	5.80	1.14

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$96,465,394
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	17.82%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0658	per share
Foreign Source Income	$0.6336	per share

*   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. International Growth Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Main Street Fund®

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIMST-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Main Street Fund® (the Fund) underperformed the S&P 500 Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	27.57%
Series II Shares	27.23
S&P 500 Index▼	28.71

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    During the fiscal year, stock selection in the health care, real estate and information technology (IT) sectors were the largest contributors to the Fund’s performance versus its style-specific benchmark, the S&P 500 Index. This was offset by weaker stock selection in the communication services, energy and consumer staples sectors.

    The largest individual contributors to the Fund’s performance relative to the style-specific benchmark during the fiscal year included Applied Materials, Capital One and Prologis. Applied Materials and semiconductor equipment companies, in general, benefited from the strong secular demand for semiconductors, which has supported positive earnings estimate revisions.

    Capital One, along with financials as a group, outperformed as the US continued its path to reopening. Additionally, the company benefited from a pick-up in travel, hotel bookings and dining which helped drive credit card growth. Further, consumers continued to benefit from the aggressive stimulus and forbearance programs that helped limit delinquencies and charge-offs. We exited our position during the fiscal year.

    Prologis, an industrial real estate investment trust (REIT), continued to post strong tenant demand and same-property rent growth, driven by its customer’s need to expand and strengthen supply chains to support the growth of e-commerce.

    The largest individual detractors from the Fund’s performance relative to the style-specific benchmark during the fiscal year included Fiserv, Amazon and Verizon Communications. Fiserv, a financial technology company that provides payments services, was under pressure due to a more difficult competitive environment for the company’s merchant acquiring business. Additionally, there have been concerns that non-traditional banks will negatively impact the traditional money center banks by extending Fiserv as a technology provider.

    Amazon traded mostly flat during the fiscal year but was a key relative detractor in the context of significant gains for the S&P 500 Index. Amazon’s modest positive total return during the fiscal year came after experiencing significant gains in 2020 as a stay-at-home beneficiary which led to tougher comparisons in 2021.

    Verizon Communications underperformed along with the telecommunications group in general as those names tend to be more defensive and value-oriented while the S&P 500 Index experienced strong gains led by the growth sub-segment of the market. Additionally, the company dealt with COVID-19-related retail store restrictions that limited the pool of potential switching subscribers and AT&T used aggressive pricing to defend its subscriber base.

    We continue to maintain our discipline around valuation and focus on companies which we believe have competitive advantages and skilled management teams that are out-executing peers. We believe this disciplined approach is essential to generating attractive long-term Fund performance.

    We thank you for your continued investment in Invesco V.I. Main Street Fund®.

1	Source: Bloomberg LP

2	Source: US Bureau of Economic Analysis

3	Source: US Bureau of Labor Statistics

4	Source: Lipper Inc.

Portfolio manager(s):

Manind Govil - Lead

Paul Larson

Benjamin Ram

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Main Street Fund®

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (7/5/95)	9.93%
10 Years	15.06
5 Years	15.63
1 Year	27.57

Series II Shares
Inception (7/13/00)	6.71%
10 Years	14.77
5 Years	15.36
1 Year	27.23

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Main Street Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Main Street Fund® (renamed Invesco V.I. Main Street Fund® on April 30, 2021). Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non- Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Main Street Fund®, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Main Street Fund®

Supplemental Information

Invesco V.I. Main Street Fund’s® investment objective is to seek capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Main Street Fund®

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	26.53%

Health Care	14.90

Consumer Discretionary	14.07

Industrials	10.92

Financials	10.58

Communication Services	8.17

Consumer Staples	6.27

Real Estate	2.77

Energy	2.15

Materials	2.07

Utilities	1.51

Money Market Funds Plus Other Assets Less Liabilities	0.06

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	6.74%

2.	Amazon.com, Inc.	5.34

3.	JPMorgan Chase & Co.	3.12

4.	United Parcel Service, Inc., Class B	2.95

5.	UnitedHealth Group, Inc.	2.90

6.	Apple, Inc.	2.87

7.	QUALCOMM, Inc.	2.80

8.	Procter & Gamble Co. (The)	2.69

9.	Prologis, Inc.	2.66

10.	Alphabet, Inc., Class A	2.57

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Main Street Fund®

Schedule of Investments(a)

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–99.94%
Aerospace & Defense–1.69%
Raytheon Technologies Corp.	199,942	$17,207,009

Air Freight & Logistics–2.95%
United Parcel Service, Inc., Class B	140,323	30,076,832

Airlines–0.41%
Southwest Airlines Co.(b)	97,441	4,174,372

Application Software–3.71%
Manhattan Associates, Inc.(b)	19,845	3,085,699

salesforce.com, inc.(b)	94,064	23,904,485

Workday, Inc., Class A(b)	40,001	10,927,473

		37,917,657

Automobile Manufacturers–1.85%
General Motors Co.(b)	218,329	12,800,630

Tesla, Inc.(b)	5,717	6,041,611

		18,842,241

Automotive Retail–1.71%
CarMax, Inc.(b)	73,477	9,568,910

O’Reilly Automotive, Inc.(b)	11,159	7,880,820

		17,449,730

Biotechnology–0.87%
Seagen, Inc.(b)	57,385	8,871,721

Cable & Satellite–1.42%
Comcast Corp., Class A	288,655	14,528,006

Commodity Chemicals–0.78%
Valvoline, Inc.	213,785	7,972,043

Communications Equipment–1.09%
Motorola Solutions, Inc.	40,901	11,112,802

Construction Machinery & Heavy Trucks–1.25%
Caterpillar, Inc.	61,667	12,749,036

Construction Materials–1.29%
Vulcan Materials Co.	63,184	13,115,735

Data Processing & Outsourced Services–2.13%
Fiserv, Inc.(b)	122,050	12,667,570

PayPal Holdings, Inc.(b)	48,099	9,070,509

		21,738,079

Distillers & Vintners–0.91%
Constellation Brands, Inc., Class A	36,824	9,241,719

Diversified Banks–3.12%
JPMorgan Chase & Co.	201,201	31,860,178

Electric Utilities–1.51%
FirstEnergy Corp.	371,277	15,441,410

Electrical Components & Equipment–0.97%
Hubbell, Inc.	14,535	3,027,204

Rockwell Automation, Inc.	19,700	6,872,345

		9,899,549

	Shares	Value

Environmental & Facilities Services–0.68%
Waste Connections, Inc.	51,235	$6,981,793

Financial Exchanges & Data–1.52%
Intercontinental Exchange, Inc.	113,685	15,548,697

Food Distributors–0.91%
Sysco Corp.	117,795	9,252,797

General Merchandise Stores–1.18%
Target Corp.	52,233	12,088,806

Health Care Facilities–2.93%
HCA Healthcare, Inc.	91,051	23,392,823

Tenet Healthcare Corp.(b)	80,247	6,555,377

		29,948,200

Health Care Services–2.11%
CVS Health Corp.	208,324	21,490,704

Health Care Supplies–1.26%
Cooper Cos., Inc. (The)	25,730	10,779,326

Quidel Corp.(b)(c)	15,394	2,078,036

		12,857,362

Home Improvement Retail–1.91%
Floor & Decor Holdings, Inc., Class A(b)	20,115	2,615,151

Home Depot, Inc. (The)	40,706	16,893,397

		19,508,548

Homebuilding–0.95%
D.R. Horton, Inc.	89,423	9,697,924

Hotels, Resorts & Cruise Lines–1.13%
Airbnb, Inc., Class A(b)	69,233	11,526,602

Household Products–2.69%
Procter & Gamble Co. (The)	167,651	27,424,351

Industrial Machinery–1.45%
Otis Worldwide Corp.	169,705	14,776,214

Industrial REITs–2.67%
Prologis, Inc.	161,595	27,206,134

Integrated Oil & Gas–0.65%
Exxon Mobil Corp.	107,601	6,584,105

Integrated Telecommunication Services–1.47%
Verizon Communications, Inc.	289,037	15,018,363

Interactive Home Entertainment–0.38%
Zynga, Inc., Class A(b)	612,886	3,922,470

Interactive Media & Services–2.86%
Alphabet, Inc., Class A(b)	9,046	26,206,624

Snap, Inc., Class A(b)	64,434	3,030,331

		29,236,955

Internet & Direct Marketing Retail–5.34%
Amazon.com, Inc.(b)	16,341	54,486,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Fund®

	Shares	Value

Internet Services & Infrastructure–0.46%
Snowflake, Inc., Class A(b)	13,968	$4,731,660

IT Consulting & Other Services–1.74%
Accenture PLC, Class A	37,772	15,658,383

Amdocs Ltd.	28,031	2,097,840

		17,756,223

Life Sciences Tools & Services–0.99%
Avantor, Inc.(b)	239,004	10,071,629

Managed Health Care–2.90%
UnitedHealth Group, Inc.	58,958	29,605,170

Movies & Entertainment–2.03%
Netflix, Inc.(b)	29,874	17,997,292

Warner Music Group Corp., Class A	63,448	2,739,685

		20,736,977

Oil & Gas Refining & Marketing–0.96%
Valero Energy Corp.	130,978	9,837,758

Oil & Gas Storage & Transportation–0.54%
Magellan Midstream Partners L.P.	119,040	5,528,218

Other Diversified Financial Services–1.74%
Equitable Holdings, Inc.	542,080	17,774,803

Packaged Foods & Meats–1.15%
Mondelez International, Inc., Class A	177,359	11,760,675

Personal Products–0.10%
Coty, Inc., Class A(b)	101,829	1,069,204

Pharmaceuticals–3.84%
AstraZeneca PLC, ADR (United Kingdom)	264,711	15,419,415

Bayer AG (Germany)	42,930	2,298,235

Eli Lilly and Co.	77,908	21,519,748

		39,237,398

Property & Casualty Insurance–1.18%
Allstate Corp. (The)	102,797	12,094,067

Railroads–0.95%
Union Pacific Corp.	38,678	9,744,149

Real Estate Services–0.10%
Zillow Group, Inc., Class C(b)(c)	16,272	1,038,967

Regional Banks–2.42%
CIT Group, Inc.	107,391	5,513,454

First Citizens BancShares, Inc., Class A	4,429	3,675,361

Signature Bank	22,688	7,338,888

SVB Financial Group(b)	12,059	8,178,896

		24,706,599

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

	Shares	Value

Research & Consulting Services–0.58%
TransUnion	49,534	$5,873,742

Semiconductor Equipment–1.43%
Applied Materials, Inc.	92,662	14,581,292

Semiconductors–4.28%
Advanced Micro Devices, Inc.(b)	105,243	15,144,468

QUALCOMM, Inc.	156,060	28,538,692

		43,683,160

Soft Drinks–0.51%
Coca-Cola Co. (The)	88,487	5,239,315

Systems Software–8.83%
Microsoft Corp.	204,608	68,813,762

ServiceNow, Inc.(b)	9,143	5,934,813

VMware, Inc., Class A	132,509	15,355,143

		90,103,718

Technology Hardware, Storage & Peripherals–2.87%
Apple, Inc.	164,843	29,271,172

Thrifts & Mortgage Finance–0.59%
Rocket Cos., Inc., Class A	429,939	6,019,147

Total Common Stocks & Other Equity Interests (Cost $660,169,601)		1,020,219,637

Money Market Funds–0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	2	2

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	2	2

Total Money Market Funds (Cost $4)		4

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.94% (Cost $660,169,605)		1,020,219,641

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.31%
Invesco Private Government Fund, 0.02%(d)(e)(f)	931,933	931,933

Invesco Private Prime Fund, 0.11%(d)(e)(f)	2,174,075	2,174,510

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,106,443)		3,106,443

TOTAL INVESTMENTS IN SECURITIES–100.25% (Cost $663,276,048)		1,023,326,084

OTHER ASSETS LESS LIABILITIES–(0.25)%		(2,522,171)

NET ASSETS–100.00%		$1,020,803,913

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Fund®

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value
	December 31, 2020	at Cost	from Sales	Appreciation	(Loss)	December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,204,226	$105,030,533	$(106,234,757)	$-	$ -	$ 2	$ 431
Invesco Liquid Assets Portfolio, Institutional Class	860,151	74,937,168	(75,797,362)	-	43	-	148
Invesco Treasury Portfolio, Institutional Class	1,376,258	120,034,895	(121,411,151)	-	-	2	182
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	71,981,910	(71,049,977)	-	-	931,933	474*
Invesco Private Prime Fund	-	128,112,205	(125,935,812)	-	(1,883)	2,174,510	6,881*
Total	$3,440,635	$500,096,711	$(500,429,059)	$-	$(1,840)	$3,106,447	$8,116

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Fund®

Statement of Assets and Liabilities

December 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $660,169,601)*	$1,020,219,637
Investments in affiliated money market funds, at value (Cost $3,106,447)	3,106,447
Foreign currencies, at value (Cost $302)	299
Receivable for:
Investments sold	2,604,454
Fund shares sold	127,884
Dividends	230,428
Investment for trustee deferred compensation and retirement plans	190,220
Other assets	4,684
Total assets	1,026,484,053

Liabilities:
Payable for:
Fund shares reacquired	431,531
Amount due custodian	1,352,843
Collateral upon return of securities loaned	3,106,443
Accrued fees to affiliates	559,017
Accrued other operating expenses	40,086
Trustee deferred compensation and retirement plans	190,220
Total liabilities	5,680,140
Net assets applicable to shares outstanding	$1,020,803,913

Net assets consist of:
Shares of beneficial interest	$364,294,171
Distributable earnings	656,509,742
$1,020,803,913

Net Assets:
Series I	$428,273,798
Series II	$592,530,115

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	11,953,675
Series II	16,796,357
Series I:
Net asset value per share	$35.83
Series II:
Net asset value per share	$35.28

*	At December 31, 2021, securities with an aggregate value of $3,085,807 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:

Dividends (net of foreign withholding taxes of $11,161)	$18,273,035

Dividends from affiliated money market funds (includes securities lending income of $146,207)	146,968

Total investment income	18,420,003

Expenses:
Advisory fees	7,898,492

Administrative services fees	1,740,835

Custodian fees	6,199

Distribution fees - Series II	1,690,778

Transfer agent fees	59,002

Trustees’ and officers’ fees and benefits	31,794

Professional services fees	52,508

Other	(170,464)

Total expenses	11,309,144

Less: Fees waived	(1,867)

Net expenses	11,307,277

Net investment income	7,112,726

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	299,860,820

Affiliated investment securities	(1,840)

Foreign currencies	(5,545)

299,853,435

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(10,074,151)

Foreign currencies	(1,175)

(10,075,326)

Net realized and unrealized gain	289,778,109

Net increase in net assets resulting from operations	$296,890,835

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Fund®

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$7,112,726	$7,142,961

Net realized gain	299,853,435	72,217,855

Change in net unrealized appreciation (depreciation)	(10,075,326)	46,843,579

Net increase in net assets resulting from operations	296,890,835	126,204,395

Distributions to shareholders from distributable earnings:
Series I	(35,554,579)	(52,173,015)

Series II	(48,316,102)	(60,587,458)

Total distributions from distributable earnings	(83,870,681)	(112,760,473)

Share transactions-net:
Series I	(175,913,315)	(70,040,502)

Series II	(118,915,828)	(143,073,768)

Net increase (decrease) in net assets resulting from share transactions	(294,829,143)	(213,114,270)

Net increase (decrease) in net assets	(81,808,989)	(199,670,348)

Net assets:
Beginning of year	1,102,612,902	1,302,283,250

End of year	$1,020,803,913	$1,102,612,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income to average net assets	Portfolio turnover (d)
Series I
Year ended 12/31/21	$29.91	$0.25	$7.93	$8.18	$(0.25)	$(2.01)	$(2.26)	$35.83	27.57%	$428,274	0.79%	0.79%	0.73%	55%
Year ended 12/31/20	29.44	0.22	3.63	3.85	(0.45)	(2.93)	(3.38)	29.91	13.94	505,877	0.80	0.84	0.78	46
Year ended 12/31/19	26.82	0.32	7.73	8.05	(0.34)	(5.09)	(5.43)	29.44	32.03	570,821	0.80	0.82	1.11	43
Year ended 12/31/18	32.25	0.32	(2.55)	(2.23)	(0.38)	(2.82)	(3.20)	26.82	(7.89)	485,230	0.80	0.80	1.03	65
Year ended 12/31/17	28.41	0.34	4.41	4.75	(0.39)	(0.52)	(0.91)	32.25	16.91	561,555	0.78	0.78	1.12	35
Series II
Year ended 12/31/21	29.49	0.16	7.82	7.98	(0.18)	(2.01)	(2.19)	35.28	27.28	592,530	1.04	1.04	0.48	55
Year ended 12/31/20	29.05	0.15	3.57	3.72	(0.35)	(2.93)	(3.28)	29.49	13.65	596,736	1.05	1.09	0.53	46
Year ended 12/31/19	26.51	0.25	7.64	7.89	(0.26)	(5.09)	(5.35)	29.05	31.74	731,463	1.05	1.07	0.86	43
Year ended 12/31/18	31.91	0.24	(2.53)	(2.29)	(0.29)	(2.82)	(3.11)	26.51	(8.10)	631,398	1.05	1.05	0.78	65
Year ended 12/31/17	28.12	0.26	4.37	4.63	(0.32)	(0.52)	(0.84)	31.91	16.63	785,379	1.03	1.03	0.87	35

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended December 31, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Fund®

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Main Street Fund®, formerly Invesco Oppenheimer V.I. Main Street Fund® (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. Main Street Fund®

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

Invesco V.I. Main Street Fund®

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $200 million	0.600%

Next $4 billion	0.580%

Over $5 billion	0.560%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least April 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $1,867.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related

Invesco V.I. Main Street Fund®

to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $169,718 for accounting and fund administrative services and was reimbursed $1,571,117 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2021, the Fund incurred $3,544 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,017,921,402	$2,298,235	$–	$1,020,219,637
Money Market Funds	4	3,106,443	–	3,106,447
Total Investments	$1,017,921,406	$5,404,678	$–	$1,023,326,084

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities purchases of $3,847,281.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Invesco V.I. Main Street Fund®

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020
Ordinary income*	$7,791,256	$20,517,553
Long-term capital gain	76,079,425	92,242,920
Total distributions	$83,870,681	$112,760,473

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$45,490,153

Undistributed long-term capital gain	263,018,574

Net unrealized appreciation – investments	354,554,567

Net unrealized appreciation – foreign currencies	852

Temporary book/tax differences	(6,554,404)

Shares of beneficial interest	364,294,171

Total net assets	$1,020,803,913

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $660,358,149 and $1,028,538,997, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$363,816,506

Aggregate unrealized (depreciation) of investments	(9,261,939)

Net unrealized appreciation of investments	$354,554,567

    Cost of investments for tax purposes is $668,771,517.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, on December 31, 2021, undistributed net investment income was decreased by $4,352,208, undistributed net realized gain was increased by $4,354,859 and shares of beneficial interest was decreased by $2,651. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	387,014	$13,025,614	488,428	$13,734,224

Series II	4,770,397	166,386,375	1,712,042	44,161,406

Issued as reinvestment of dividends:
Series I	1,022,271	35,554,579	1,877,403	52,173,014

Series II	1,410,277	48,316,100	2,210,414	60,587,455

Invesco V.I. Main Street Fund®

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(6,367,300)	$(224,493,508)	(4,843,261)	$(135,947,740)

Series II	(9,616,161)	(333,618,303)	(8,868,684)	(247,822,629)

Net increase (decrease) in share activity	(8,393,502)	$(294,829,143)	(7,423,658)	$(213,114,270)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Main Street Fund®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Main Street Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Main Street Fund® (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Oppenheimer Main Street Fund®/VA (subsequently renamed Invesco V.I. Main Street Fund®) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Main Street Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,098.00	$4.18	$1,021.22	$4.02	0.79%
Series II	1,000.00	1,096.80	5.50	1,019.96	5.30	1.04

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Main Street Fund®

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$76,079,425
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	99.99%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Main Street Fund®

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co- Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Main Street Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Main Street Fund®

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Main Street Mid Cap Fund®

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIMCCE-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Main Street Mid Cap Fund® (the Fund) outperformed the Russell Midcap Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	23.24%
Series II Shares	22.86
S&P 500 Index▼ (Broad Market Index)	28.71
Russell Midcap Index▼ (Style-Specific Index)	22.58
Lipper VUF Mid-Cap Core Funds Index∎ (Peer Group Index)	25.62

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    During the fiscal year, stock selection in the industrials, consumer discretionary and consumer staples sectors were the largest contributors to the Fund’s performance versus its style-specific benchmark, the Russell Midcap Index. This was offset by weaker stock selection in the health care, energy and communication services sectors.

    The largest individual contributors to the Fund’s performance relative to the style-specific benchmark during the fiscal year included KLA, Evoqua Water Technologies and BJs Wholesale Club. KLA experienced strong demand for its semiconductor equipment and management upgraded its view of the demand for 2022.

    Evoqua Water Technologies experienced positive performance as investors focused on the company’s longer-term opportunities to benefit from potentially higher infrastructure spending. President Joe Biden’s administration proposed the American Jobs Plan, which included significant funding for areas that would potentially benefit Evoqua, including a focus on upgrading and modernizing drinking water supplies and enhanced monitoring for harmful substances.

    BJs Wholesale Club reported better than expected sales during the fiscal year while seeing a strong renewal of new customers gained during the onset of the pandemic.

    The largest individual detractors from the Fund’s performance relative to the style-specific benchmark during the fiscal year included LHC, Zynga and Fiserv. LHC is a home health care services company and was under pressure due to concerns about labor shortages in health care positions and that COVID-19 was causing a lack of referrals from skilled nursing facilities.

    Zynga, an interactive entertainment company providing social game services, was under pressure after the rollout of the ATT (application tracking transparency) privacy framework from Apple that adversely impacted the acquisition of new users.

    Fiserv, a global fintech and payments company, was under pressure due to a more difficult competitive environment for the company’s merchant acquiring business. Additionally, there have been concerns that non-traditional banks will negatively impact the traditional money center banks and by extending Fiserv as a technology provider.

    We continue to maintain our discipline around valuation and focus on companies that we believe have competitive advantages and skilled management teams that are out-executing peers. We believe this disciplined approach is essential to generating attractive long-term Fund performance.

    We thank you for your continued investment in Invesco V.I. Main Street Mid Cap Fund®.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Portfolio manager(s):

Joy Budzinski

Belinda Cavazos - Lead

Kristin Ketner Pak

Magnus Krantz

Raman Vardharaj

Adam Weiner

Matthew P. Ziehl

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Main Street Mid Cap Fund®

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (9/10/01)	8.29%
10 Years	10.81
5 Years	11.44
1 Year	23.24

Series II Shares
Inception (9/10/01)	8.02%
10 Years	10.52
5 Years	11.15
1 Year	22.86

Effective April 30, 2021 the Invesco V.I. Mid Cap Core Equity Fund was renamed Invesco V.I. Main Street Mid Cap Fund®.

    The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Main Street Mid Cap Fund®, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds),

is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Main Street Mid Cap Fund®

Supplemental Information

Invesco V.I. Main Street Mid Cap Fund’s® investment objective is long-term growth of capital.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Main Street Mid Cap Fund®

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	17.20%

Industrials	16.27

Consumer Discretionary	15.12

Health Care	11.32

Financials	10.65

Real Estate	7.73

Materials	5.33

Consumer Staples	4.50

Utilities	3.88

Energy	3.68

Communication Services	3.58

Money Market Funds Plus Other Assets Less Liabilities	0.74

Top 10 Equity Holdings*

		% of total net assets

1.	Alexandria Real Estate Equities, Inc.	2.42%

2.	Keysight Technologies, Inc.	2.06

3.	Synopsys, Inc.	2.00

4.	Vulcan Materials Co.	1.86

5.	CACI International, Inc., Class A	1.83

6.	Duke Realty Corp.	1.80

7.	Hubbell, Inc.	1.75

8.	D.R. Horton, Inc.	1.70

9.	Raymond James Financial, Inc.	1.65

10.	Atmos Energy Corp.	1.62

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Main Street Mid Cap Fund®

Schedule of Investments(a)

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–99.26%
Aerospace & Defense–1.10%
Curtiss-Wright Corp.	20,287	$2,813,198

Airlines–0.76%
Spirit Airlines, Inc.(b)	88,673	1,937,505

Apparel Retail–1.10%
Ross Stores, Inc.	24,493	2,799,060

Apparel, Accessories & Luxury Goods–1.20%
Tapestry, Inc.	75,314	3,057,748

Application Software–7.79%
HubSpot, Inc.(b)	2,370	1,562,186

Manhattan Associates, Inc.(b)	26,219	4,076,792

Paylocity Holding Corp.(b)	14,939	3,527,994

Pegasystems, Inc.	17,670	1,975,859

Q2 Holdings, Inc.(b)(c)	22,427	1,781,601

Synopsys, Inc.(b)	13,865	5,109,252

Tyler Technologies, Inc.(b)	3,410	1,834,410

		19,868,094

Asset Management & Custody Banks–1.50%
Northern Trust Corp.	32,082	3,837,328

Auto Parts & Equipment–1.61%
Lear Corp.	8,711	1,593,677

Visteon Corp.(b)	22,648	2,517,099

		4,110,776

Automotive Retail–2.36%
CarMax, Inc.(b)	20,761	2,703,705

O’Reilly Automotive, Inc.(b)	4,691	3,312,925

		6,016,630

Biotechnology–0.83%
Seagen, Inc.(b)	13,614	2,104,724

Cable & Satellite–0.78%
Altice USA, Inc., Class A(b)	122,553	1,982,908

Casinos & Gaming–0.89%
Caesars Entertainment, Inc.(b)	24,284	2,271,283

Construction & Engineering–0.79%
Valmont Industries, Inc.	8,075	2,022,788

Construction Materials–1.86%
Vulcan Materials Co.	22,864	4,746,109

Data Processing & Outsourced Services–1.36%
Fiserv, Inc.(b)	33,304	3,456,622

Distillers & Vintners–1.34%
Constellation Brands, Inc., Class A	13,582	3,408,675

Drug Retail–0.65%
Walgreens Boots Alliance, Inc.	31,781	1,657,697

Electric Utilities–0.98%
American Electric Power Co., Inc.	28,168	2,506,107

	Shares	Value

Electrical Components & Equipment–4.50%
Hubbell, Inc.	21,447	$4,466,767

Regal Rexnord Corp.	16,976	2,888,976

Rockwell Automation, Inc.	11,771	4,106,313

		11,462,056

Electronic Equipment & Instruments–2.06%
Keysight Technologies, Inc.(b)	25,434	5,252,375

Environmental & Facilities Services–1.36%
Republic Services, Inc.	24,904	3,472,863

Fertilizers & Agricultural Chemicals–0.79%
Mosaic Co. (The)	51,096	2,007,562

Financial Exchanges & Data–0.70%
MarketAxess Holdings, Inc.	4,325	1,778,743

Food Distributors–1.38%
Sysco Corp.	44,771	3,516,762

Gas Utilities–1.61%
Atmos Energy Corp.	39,289	4,116,309

General Merchandise Stores–1.14%
Dollar General Corp.(c)	12,277	2,895,285

Health Care Equipment–0.51%
Boston Scientific Corp.(b)	30,349	1,289,226

Health Care Facilities–2.00%
Acadia Healthcare Co., Inc.(b)	35,854	2,176,338

Tenet Healthcare Corp.(b)	35,758	2,921,071

		5,097,409

Health Care Services–1.00%
LHC Group, Inc.(b)	18,680	2,563,456

Health Care Supplies–2.05%
Cooper Cos., Inc. (The)	6,937	2,906,187

DENTSPLY SIRONA, Inc.	41,628	2,322,426

		5,228,613

Health Care Technology–0.78%
Veeva Systems, Inc., Class A(b)	7,768	1,984,569

Homebuilding–1.70%
D.R. Horton, Inc.	40,058	4,344,290

Hotels, Resorts & Cruise Lines–2.36%
Choice Hotels International, Inc.	20,291	3,165,193

Expedia Group, Inc.(b)	15,718	2,840,557

		6,005,750

Human Resource & Employment Services–1.93%
ASGN, Inc.(b)	24,979	3,082,408

Korn Ferry	24,145	1,828,501

		4,910,909

Hypermarkets & Super Centers–1.14%
BJ’s Wholesale Club Holdings, Inc.(b)	43,254	2,896,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Mid Cap Fund®

	Shares	Value

Industrial Machinery–2.61%
Evoqua Water Technologies Corp.(b)	54,956	$2,569,193

Stanley Black & Decker, Inc.	21,703	4,093,620

		6,662,813

Industrial REITs–1.80%
Duke Realty Corp.	69,741	4,577,799

Insurance Brokers–1.59%
Arthur J. Gallagher & Co.	23,894	4,054,095

Interactive Home Entertainment–2.06%
Electronic Arts, Inc.	20,918	2,759,084

Zynga, Inc., Class A(b)	390,576	2,499,687

		5,258,771

Internet & Direct Marketing Retail–0.98%
eBay, Inc.	37,750	2,510,375

Internet Services & Infrastructure–0.68%
MongoDB, Inc.(b)	3,257	1,724,093

Investment Banking & Brokerage–1.65%
Raymond James Financial, Inc.	41,874	4,204,150

Leisure Products–0.40%
Peloton Interactive, Inc., Class A(b)(c)	28,651	1,024,560

Life Sciences Tools & Services–1.38%
Avantor, Inc.(b)	83,432	3,515,824

Managed Health Care–1.20%
Centene Corp.(b)	19,845	1,635,228

Humana, Inc.	3,085	1,431,008

		3,066,236

Metal & Glass Containers–1.28%
Silgan Holdings, Inc.	76,502	3,277,346

Movies & Entertainment–0.74%
Endeavor Group Holdings, Inc., Class A(b)(c)	54,409	1,898,330

Multi–Utilities–1.28%
CMS Energy Corp.	50,213	3,266,356

Office REITs–2.42%
Alexandria Real Estate Equities, Inc.	27,650	6,164,844

Oil & Gas Equipment & Services–2.09%
Baker Hughes Co., Class A	117,643	2,830,491

Schlumberger N.V.	83,138	2,489,983

		5,320,474

Oil & Gas Exploration & Production–1.01%
Chesapeake Energy Corp.(c)	40,043	2,583,574

Oil & Gas Storage & Transportation–0.58%
Magellan Midstream Partners L.P.	31,673	1,470,894

Pharmaceuticals–1.57%
Catalent, Inc.(b)	31,293	4,006,443

Property & Casualty Insurance–1.30%
Allstate Corp. (The)	28,099	3,305,847

Real Estate Services–0.69%
Zillow Group, Inc., Class C(b)(c)	27,718	1,769,794

	Shares	Value

Regional Banks–3.20%
First Citizens BancShares, Inc., Class A	3,816	$3,166,669

Texas Capital Bancshares, Inc.(b)	21,392	1,288,868

Webster Financial Corp.	66,296	3,701,969

		8,157,506

Research & Consulting Services–3.21%
CACI International, Inc., Class A(b)	17,284	4,653,025

TransUnion	29,872	3,542,222

		8,195,247

Residential REITs–1.53%
American Homes 4 Rent, Class A	89,584	3,906,758

Semiconductor Equipment–2.53%
KLA Corp.	7,809	3,358,729

MKS Instruments, Inc.	17,749	3,091,343

		6,450,072

Semiconductors–1.46%
Microchip Technology, Inc.	42,772	3,723,730

Specialized REITs–1.29%
Lamar Advertising Co., Class A	27,035	3,279,346

Specialty Chemicals–1.40%
PPG Industries, Inc.	20,654	3,561,576

Specialty Stores–1.37%
Tractor Supply Co.	14,684	3,503,602

Systems Software–1.33%
VMware, Inc., Class A	29,357	3,401,889

Thrifts & Mortgage Finance–0.72%
Rocket Cos., Inc., Class A	130,562	1,827,868

Total Common Stocks & Other Equity Interests (Cost $191,678,683)		253,090,361

Money Market Funds–0.88%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	766,908	766,908

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(d)(e)	588,888	589,006

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	876,466	876,466

Total Money Market Funds (Cost $2,232,339)		2,232,380

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.14% (Cost $193,911,022)		255,322,741

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.50%
Invesco Private Government Fund, 0.02%(d)(e)(f)	3,441,734	3,441,734

Invesco Private Prime Fund, 0.11%(d)(e)(f)	8,029,108	8,030,714

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,472,629)		11,472,448

TOTAL INVESTMENTS IN SECURITIES–104.64% (Cost $205,383,651)		266,795,189

OTHER ASSETS LESS LIABILITIES–(4.64)%		(11,825,130)

NET ASSETS–100.00%		$254,970,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Mid Cap Fund®

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	All or a portion of this security was out on loan at December 31, 2021.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 664,176	$21,472,806	$(21,370,074)	$ -	$-	$ 766,908	$ 195
Invesco Liquid Assets Portfolio, Institutional Class	585,249	15,331,162	(15,327,384)	(132)	111	589,006	95
Invesco Treasury Portfolio, Institutional Class	759,058	24,540,349	(24,422,941)	-	-	876,466	81
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	743,763	28,625,332	(25,927,361)	-	-	3,441,734	279*
Invesco Private Prime Fund	1,115,645	58,332,992	(51,416,546)	(181)	(1,196)	8,030,714	3,693*
Total	$3,867,891	$148,302,641	$(138,464,306)	$(313)	$(1,085)	$13,704,828	$ 4,343

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Mid Cap Fund®

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $ 191,678,683)*	$253,090,361
Investments in affiliated money market funds, at value (Cost $ 13,704,968)	13,704,828
Receivable for:
Fund shares sold	6,502
Dividends	114,134
Investment for trustee deferred compensation and retirement plans	101,347
Other assets	983
Total assets	267,018,155

Liabilities:
Payable for:
Fund shares reacquired	140,257
Amount due custodian	156,075
Collateral upon return of securities loaned	11,472,629
Accrued fees to affiliates	131,772
Accrued other operating expenses	37,487
Trustee deferred compensation and retirement plans	109,876
Total liabilities	12,048,096
Net assets applicable to shares outstanding	$254,970,059

Net assets consist of:
Shares of beneficial interest	$150,986,259
Distributable earnings	103,983,800
$254,970,059

Net Assets:
Series I	$155,200,479
Series II	$ 99,769,580

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	11,969,835
Series II	7,948,861
Series I:
Net asset value per share	$ 12.97
Series II:
Net asset value per share	$ 12.55

*	At December 31, 2021, securities with an aggregate value of $11,244,081 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $376)	$2,338,707

Dividends from affiliated money market funds (includes securities lending income of $16,126)	16,497

Total investment income	2,355,204

Expenses:
Advisory fees	1,824,678

Administrative services fees	412,921

Custodian fees	2,363

Distribution fees - Series II	243,302

Transfer agent fees	23,566

Trustees’ and officers’ fees and benefits	24,683

Reports to shareholders	10,607

Professional services fees	36,916

Other	5,558

Total expenses	2,584,594

Less: Fees waived	(845)

Net expenses	2,583,749

Net investment income (loss)	(228,545)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	48,539,299

Affiliated investment securities	(1,085)

48,538,214

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	3,532,335

Affiliated investment securities	(313)

Foreign currencies	(33)

3,531,989

Net realized and unrealized gain	52,070,203

Net increase in net assets resulting from operations	$51,841,658

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Mid Cap Fund®

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(228,545)	$865,205

Net realized gain (loss)	48,538,214	(5,498,191)

Change in net unrealized appreciation	3,531,989	24,445,678

Net increase in net assets resulting from operations	51,841,658	19,812,692

Distributions to shareholders from distributable earnings:
Series I	(677,745)	(28,871,670)

Series II	(246,199)	(17,431,471)

Total distributions from distributable earnings	(923,944)	(46,303,141)

Share transactions–net:
Series I	(27,093,711)	9,496,489

Series II	(10,631,791)	11,755,405

Net increase (decrease) in net assets resulting from share transactions	(37,725,502)	21,251,894

Net increase (decrease) in net assets	13,192,212	(5,238,555)

Net assets:
Beginning of year	241,777,847	247,016,402

End of year	$254,970,059	$241,777,847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Mid Cap Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/21	$10.57	$0.00	$ 2.46	$ 2.46	$(0.06)	$ –	$(0.06)	$12.97	23.24%	$155,200	0.93%	0.93%	0.01%	58%
Year ended 12/31/20	12.18	0.05	0.80	0.85	(0.08)	(2.38)	(2.46)	10.57	9.25	150,990	0.94	0.94	0.49	75
Year ended 12/31/19	10.97	0.09	2.57	2.66	(0.06)	(1.39)	(1.45)	12.18	25.28	157,959	0.93	0.94	0.70	114
Year ended 12/31/18	14.41	0.06	(1.39)	(1.33)	(0.07)	(2.04)	(2.11)	10.97	(11.35)	148,078	0.91	0.94	0.46	27
Year ended 12/31/17	12.87	0.05	1.85	1.90	(0.07)	(0.29)	(0.36)	14.41	14.92	192,277	0.94	0.96	0.37	45
Series II
Year ended 12/31/21	10.24	(0.03)	2.37	2.34	(0.03)	–	(0.03)	12.55	22.86	99,770	1.18	1.18	(0.24)	58
Year ended 12/31/20	11.88	0.02	0.78	0.80	(0.06)	(2.38)	(2.44)	10.24	8.94	90,788	1.19	1.19	0.24	75
Year ended 12/31/19	10.72	0.05	2.53	2.58	(0.03)	(1.39)	(1.42)	11.88	25.04	89,057	1.18	1.19	0.45	114
Year ended 12/31/18	14.11	0.03	(1.36)	(1.33)	(0.02)	(2.04)	(2.06)	10.72	(11.60)	71,829	1.16	1.19	0.21	27
Year ended 12/31/17	12.61	0.02	1.81	1.83	(0.04)	(0.29)	(0.33)	14.11	14.65	141,120	1.19	1.21	0.12	45

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Mid Cap Fund®

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Main Street Mid Cap Fund®, formerly Invesco V.I. Mid Cap Core Equity Fund, (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. Main Street Mid Cap Fund®

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

Invesco V.I. Main Street Mid Cap Fund®

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.725%

Next $500 million	0.700%

Next $500 million	0.675%

Over $1.5 billion	0.650%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.725%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $845.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $35,697 for accounting and fund administrative services and was reimbursed $377,224 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

Invesco V.I. Main Street Mid Cap Fund®

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2021, the Fund incurred $3,677 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$253,090,361	$ –	$–	$253,090,361

Money Market Funds	2,232,380	11,472,448	–	13,704,828

Total Investments	$255,322,741	$11,472,448	$–	$266,795,189

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020

Ordinary income*	$923,944	$1,379,795

Long-term capital gain	–	44,923,346

Total distributions	$923,944	$46,303,141

*	Includes short-term capital gain distributions, if any.

Invesco V.I. Main Street Mid Cap Fund®

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$12,576,790

Undistributed long-term capital gain	32,003,423

Net unrealized appreciation – investments	61,015,780

Net unrealized appreciation (depreciation) – foreign currencies	(23)

Temporary book/tax differences	(1,612,170)

Shares of beneficial interest	150,986,259

Total net assets	$254,970,059

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $143,666,506 and $182,237,962, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$66,436,115

Aggregate unrealized (depreciation) of investments	(5,420,335)

Net unrealized appreciation of investments	$61,015,780

    Cost of investments for tax purposes is $205,779,409.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and partnerships, on December 31, 2021, undistributed net investment income (loss) was decreased by $438,105, undistributed net realized gain was increased by $439,365 and shares of beneficial interest was decreased by $1,260. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	358,949	$4,352,727	650,434	$6,303,263

Series II	625,586	7,241,868	1,003,597	10,172,288

Issued as reinvestment of dividends:
Series I	53,961	677,745	3,035,927	28,871,668

Series II	20,230	246,199	1,890,615	17,431,471

Reacquired:
Series I	(2,726,129)	(32,124,183)	(2,371,419)	(25,678,442)

Series II	(1,563,200)	(18,119,858)	(1,527,486)	(15,848,354)

Net increase (decrease) in share activity	(3,230,603)	$(37,725,502)	2,681,668	$21,251,894

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 74% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Main Street Mid Cap Fund®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Main Street Mid Cap Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Main Street Mid Cap Fund® (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Main Street Mid Cap Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,063.40	$4.78	$1,020.57	$4.69	0.92%
Series II	1,000.00	1,061.70	6.08	1,019.31	5.96	1.17

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Main Street Mid Cap Fund®

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	98.89%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Main Street Mid Cap Fund®

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Main Street Mid Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Main Street Mid Cap Fund®

Annual Report to Shareholders	December 31, 2021

Invesco® V.I. Nasdaq 100 Buffer Fund - September

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VINDQS-AR-1

Management’s Discussion of Fund Performance

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately caused a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the Nasdaq 100 Index® returned 27.5%4 for the calendar year.

The Invesco® V.I. Nasdaq 100 Buffer Fund – September seeks, over a specified annual Outcome Period (an “Outcome Period”), to provide investors with returns that match those of the Nasdaq 100 Index® (the “Underlying Index”) up to an upside Cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

The Fund’s Cap for the current Outcome Period, which represents the maximum percentage return (expressed as a percentage of the value of the Underlying Index determined at the start of the Outcome Period) that can be achieved from an investment in the Fund over the entire Outcome Period (the “Cap”), is 15.77%. This Cap is before considering fees and expenses. A new Cap level for each successive Outcome Period will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period. If the Underlying Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.

The Fund’s initial Outcome Period is twelve months, commencing on October 1, 2021 and ending on the following September 30, 2022.

The Fund’s performance history is not presented or discussed here because, as of the date of this annual report, the Fund has not had returns for at least six months. The Fund’s performance information is accessible on the Fund’s website.

The Fund has characteristics unlike many other traditional investment products and is not appropriate for all investors. In particular, investment in the Fund may not be appropriate for investors who do not intend to maintain their investment through the entire Outcome Period. There is no guarantee that the Fund will be able to achieve the stated Defined Outcomes.

Thank you for your investment in Invesco® V.I. Nasdaq 100 Buffer Fund - September.

1	Source: Bloomberg LP

2	Source: US Bureau of Economic Analysis

3	Source: US Bureau of Labor Statistics

4	Source: Nasdaq.com

Portfolio manager(s):

Jacob Borbidge

Alessio de Longis

Duy Nguyen

Ali Zouiten

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Supplemental Information

Invesco® V.I. Nasdaq 100 Buffer Fund - September seeks, over a specified annual Outcome Period, to provide investors with returns that match those of the Nasdaq 100 Index® (the “Underlying Index”) up to an upside Cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Nasdaq 100 Index® - PR is a price-only index that includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Fund Information

Portfolio Composition

By security type	% of total Investment
Options Purchased	97.13%
Money Market Funds	2.87

Data presented here are as of December 31, 2021.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Schedule of Investments

December 31, 2021

	Shares	Value
Money Market Funds–3.14%

Invesco Government & Agency

Portfolio, Institutional Class, 0.03%(a)(b)	50,251	$50,251

Invesco Liquid Assets Portfolio,

Institutional Class, 0.02%(a)(b)	35,812	35,819

Invesco Treasury Portfolio, Institutional
Class, 0.01%(a)(b)	28,748	28,748
Total Money Market Funds (Cost $114,821)		114,818

Shares	Value
Options Purchased–106.26%
(Cost $3,669,960)(c)	$3,890,460
TOTAL INVESTMENTS IN SECURITIES–109.40%
(Cost $3,784,781)	4,005,278
OTHER ASSETS LESS LIABILITIES–(9.40)%	(344,076)
NET ASSETS–100.00%	$3,661,202

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended December 31, 2021.

	Value December 31, 2020*	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,197,655	$(1,147,404)	$ -	$ -	$50,251	$5
Invesco Liquid Assets Portfolio, Institutional Class	-	855,468	(819,571)	(3)	(75)	35,819	2
Invesco Treasury Portfolio, Institutional Class	-	1,348,203	(1,319,455)	-	-	28,748	2
Total	$-	$3,401,326	$(3,286,430)	$(3)	$(75)	$114,818	$9

*	Commencement date of September 30, 2021.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(c)	The table below details options purchased.

Open Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
Invesco QQQ Trust, Series 1	Call	09/30/2022	96	USD	10.74	USD	103,104	$3,711,622
Equity Risk
Invesco QQQ Trust, Series 1	Put	09/30/2022	96	USD	357.96	USD	3,436,416	178,838
Total Open Equity Options Purchased								$3,890,460
(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
Invesco QQQ Trust, Series 1	Call	09/30/2022	96	USD	414.41	USD	3,978,336	$(229,659)
Equity Risk
Invesco QQQ Trust, Series 1	Put	09/30/2022	96	USD	322.16	USD	3,092,736	(107,364)
Total Open Equity Options Written								$(337,023)
(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $3,669,960)	$3,890,460
Investments in affiliated money market funds, at value (Cost $114,821)	114,818
Receivable for:
Fund expenses absorbed	46,150
Investment for trustee deferred compensation and retirement plans	160
Total assets	4,051,588

Liabilities:
Other investments:
Options written, at value (premiums received $307,742)	337,023
Payable for:
Fund shares reacquired	14
Accrued trustees’ and officers’ fees and benefits	870
Accrued other operating expenses	52,319
Trustee deferred compensation and retirement plans	160

Total liabilities	390,386

Net assets applicable to shares outstanding	$3,661,202

Net assets consist of:
Shares of beneficial interest	$3,470,061

Distributable earnings	191,141

$3,661,202

Net Assets:
Series I	$1,589,329

Series II	$2,071,873

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	150,001

Series II	195,669

Series I:
Net asset value per share	$10.60

Series II:
Net asset value per share	$10.59

Statement of Operations

For the period September 30, 2021 (commencement date) through December 31, 2021

Investment income:
Dividends from affiliated money market funds	$9

Expenses:
Advisory fees	3,557

Administrative services fees	1,377

Custodian fees	1,083

Distribution fees - Series II	1,123

Transfer agent fees	38

Trustees’ and officers’ fees and benefits	4,561

Licensing fees	306

Reports to shareholders	3,777

Professional services fees	47,713

Other	3,032

Total expenses	66,567

Less: Fees waived and/or expenses reimbursed	(59,528)

Net expenses	7,039

Net investment income (loss)	(7,030)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from affiliated investment securities	(75)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	220,500

Affiliated investment securities	(3)

Option contracts written	(29,281)

191,216

Net realized and unrealized gain	191,141

Net increase in net assets resulting from operations	$184,111

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Statement of Changes in Net Assets

For the period September 30, 2021 (commencement date) through December 31, 2021

September 30, 2021 (commencement date) through December 31, 2021
Operations:
Net investment income (loss)	$(7,030)
Net realized gain (loss)	(75)
Change in net unrealized appreciation	191,216
Net increase in net assets resulting from operations	184,111

Share transactions–net:
Series I	1,500,010
Series II	1,977,081
Net increase in net assets resulting from share transactions	3,477,091
Net increase in net assets	3,661,202

Net assets:
Beginning of period	-
End of period	$3,661,202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

									Ratio of		Ratio of
									expenses		expenses
				Net gains					to average		to average net		Ratio of net
				(losses)					net assets		assets without investment
	Net asset	Net		on securities					with fee waivers		fee waivers		income
	value,	investment		(both	Total from	Net asset		Net assets,	and/or		and/or		(loss)
	beginning	income		realized and	investment	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	(loss)(a)		unrealized)	operations	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)

Series I
Period ended 12/31/21(d)	$10.00		$(0.02)	$0.62	$0.60	$10.60	6.00%	$1,589	0.70%	(e)	7.73%	(e)	(0.70	)%(e)	0%

Series II
Period ended 12/31/21(d)	10.00	(0.03)		0.62	0.59	10.59	5.90	2,072	0.95	(e)	7.98	(e)	(0.95	)(e)	0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of September 30, 2021.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco® V.I. Nasdaq 100 Buffer Fund - September (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the Nasdaq 100 Index® (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the Nasdaq 100 Index® or options that reference the Invesco QQQ ETF, which is an affiliated exchange-traded unit investment trust that seeks to track the Nasdaq 100 Index®.

The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for

Invesco® V.I. Nasdaq 100 Buffer Fund - September

revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Flex Options Purchased and Written – The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities. Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts and protection from counterparty risk that is associated with Over-the-counter trading.

The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and

Invesco® V.I. Nasdaq 100 Buffer Fund - September

unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.

The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.

J.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

K.

Buffered Loss Risk – The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses for shares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Buffer will effectively protect against all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses).

L.

Non-Diversified Risk – Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.420%
Over $2 billion	0.400%

For the period September 30, 2021 (commencement date) through December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective September 30, 2021, the Adviser has contractually agreed, through at least April 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.95% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period September 30, 2021 (commencement date) through December 31, 2021, the Adviser waived advisory fees of $3,557 and reimbursed fund level expenses of $55,971.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the period September 30, 2021 (commencement date) through December 31, 2021, Invesco was paid $107 for accounting and fund administrative services and was reimbursed $1,270 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the period September 30, 2021 (commencement date) through December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the

Invesco® V.I. Nasdaq 100 Buffer Fund - September

annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the period September 30, 2021 (commencement date) through December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Money Market Funds	$114,818	$–	$–	$114,818

Options Purchased	–	3,890,460	–	3,890,460

Total Investments in Securities	114,818	3,890,460	–	4,005,278

Other Investments - Liabilities*

Options Written	–	(337,023)	–	(337,023)

Total Investments	$114,818	$3,553,437	$–	$3,668,255

*	Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

Value
Derivative Assets	Equity Risk
Options purchased, at value(a)	$3,890,460
Derivatives not subject to master netting agreements	(3,890,460)
Total Derivative Assets subject to master netting agreements	$ -

Value
Derivative Liabilities	Equity Risk
Options written, at value	$(337,023)
Derivatives not subject to master netting agreements	337,023
Total Derivative Liabilities subject to master netting agreements	$ -

(a)	Options purchased, at value as reported in the Schedule of Investments.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Effect of Derivative Investments for the period September 30, 2021 (commencement date) through December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Equity
Risk
Change in Net Unrealized Appreciation (Depreciation):
Options purchased(a)	$220,500
Options written	(29,281)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held for the period September 30, 2021 (commencement date) through December 31, 2021.

	Equity	Equity
	Options	Options
	Purchased	Written
Average notional value	$2,885,078	$5,763,660
Average contracts	157	157

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long-term capital gain distributions paid during the period September 30, 2021 (commencement date) through December 31, 2021.

Tax Components of Net Assets at Period-End:
2021
Net unrealized appreciation – investments	$191,212
Capital loss carryforward	(71)
Shares of beneficial interest	3,470,061
Total net assets	$3,661,202

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$71	$–	$71

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

NOTE 8–Investment Transactions

There were no securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased or sold by the Fund during the period September 30, 2021 (commencement date) through December 31, 2021. Cost of investments, including any derivatives, on a tax basis includes the adjustments    for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$441,889
Aggregate unrealized (depreciation) of investments	(250,677)
Net unrealized appreciation of investments	$191,212

    Cost of investments for tax purposes is $3,477,043.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of organizational expenses, on December 31, 2021, undistributed net investment income (loss) was increased by $7,030 and shares of beneficial interest was decreased by $7,030. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	December 31, 2021(a)(b)
	Shares	Amount
Sold:
Series I	150,001	$1,500,010
Series II	196,330	1,984,070
Reacquired:
Series II	(661)	(6,989)
Net increase in share activity	345,670	$3,477,091

(a)	Commencement date of September 30, 2021.
(b)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

    In addition, 87% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco® V.I. Nasdaq 100 Buffer Fund - September

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco® V.I. Nasdaq 100 Buffer Fund - September (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 30, 2021 (commencement date) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations, the changes in its net assets, and the financial highlights for the period September 30, 2021 (commencement date) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 30, 2021 (commencement date) through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (September 30, 2021 (commencement date) through December 31, 2021). Because the actual ending account value and expense information in the example is not based upon a six month period, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[3]
Series I	$1,000.00	$1,600.00	$2.32	$1,021.68	$3.57	0.70%
Series II	1,000.00	1,590.00	3.13	1,020.42	4.84	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 30, 2021 (commencement date) through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 93 (as of close of business September 30, 2021 (commencement date) through December 31, 2021)/365. Because the Fund has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

[3]

Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Fund and other funds because such data is based on a full six month period.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Approval of Investment Advisory and Sub-Advisory Contracts

Invesco V.I. S&P 500 Defined Outcome Funds and Invesco V.I. Nasdaq 100 Defined Outcome Fund (collectively, the Funds)

At a meeting held on August 2, 2021, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved each Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts), effective September 30, 2021.

The Board noted that it had previously approved establishing each Fund at a Board meeting held on June 10, 2021.

In doing so, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of registered investment companies advised by Invesco Advisers (the Invesco Funds) and considered the information provided in the most recent annual review process, as well as the information provided with respect to the Funds. After evaluating the factors discussed below, among others, the Board: (i) approved the investment advisory agreement and the sub-advisory contracts for each Fund and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable and (ii) approved submission of the agreements to the initial shareholder of each Fund.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of the Invesco Funds. The Funds will be assigned to one of the Sub-Committees. The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds.

In evaluating the fairness and reasonableness of compensation under each Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of each Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the material factors and related conclusions that formed the basis for the Board’s approval of each Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of August 2, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to each Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to each Fund, such as various back office support functions, third party service provider oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services to be provided to each Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided to each Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which each Fund may invest, make recommendations regarding securities and assist with security trades. In particular, the Board noted that Invesco Asset Management Limited will assist Invesco Advisers with each Fund’s day-to-day portfolio management. The Board concluded that the sub-advisory contracts will benefit each Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board did not consider the performance of any Fund because the Funds are new and have no performance history. The Board did review performance expectations for each Fund as well as information provided regarding the experience of the portfolio managers in managing products with derivatives-based strategies. The Board noted that Invesco Asset Management Limited, an Affiliated Sub-Adviser, will assist Invesco Advisers with each Fund’s day-to-day portfolio management.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board considered the proposed advisory fee schedule of each Fund and the proposed fee waivers and expense limitations. The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to each Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees are not paid directly by each Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers (as applicable).

The Board also considered comparative advisory fee data provided by Invesco Advisers with respect to comparable registered funds managed by other advisers. The Board noted that Invesco Advisers currently does not manage other mutual funds with investment strategies similar to those of the Funds. The Board noted that each Fund’s advisory fee is below the Morningstar “Options Trading” category median and average, and less than the advisory fees associated with other VIT “defined outcome” funds. The Board also considered comparative information regarding each Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers will contractually agree to waive fees and/or limit expenses of each Fund through at least April 30, 2023 (or, for the two “June” vintages of the Funds, through at least June 30, 2023) in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets of Series I and Series II shares of the Fund. The Board noted that Invesco Advisers will contractually agree to waive advisory fees of each Fund relating to certain investments by the Fund in affiliated money market funds through June 30, 2023.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts (as applicable). The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to each Fund. The Board also considered that each Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to

Invesco® V.I. Nasdaq 100 Buffer Fund - September

reduce the Fund’s expense ratio as it grows in size. The Board noted that each Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates will provide to each Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under each Fund’s investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with each Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services will be provided to each Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of each Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in each Fund bearing costs to purchase research or brokerage services that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco Advisers representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that each Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of

1940, as amended (collectively referred to as “affiliated money market funds”), advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to each Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from each Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for each Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Trustees and Officers–(continued)
Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Trustees and Officers–(continued)
Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey–1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes–1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Annual Report to Shareholders	December 31, 2021
Invesco® V.I. Nasdaq 100 Buffer Fund - December

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE   |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VINDQD-AR-1

Management’s Discussion of Fund Performance

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately caused a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the Nasdaq 100 Index® returned 27.5%4 for the calendar year.

    The Invesco® V.I. Nasdaq 100 Buffer Fund – December seeks, over a specified annual Outcome Period (an “Outcome Period”), to provide investors with returns that match those of the Nasdaq 100 Index® (the “Underlying Index”) up to an upside Cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

    The Fund’s Cap for the current Outcome Period, which represents the maximum percentage return (expressed as a percentage of the value of the Underlying Index determined at the start of the Outcome Period) that can be achieved from an investment in the Fund over the entire Outcome Period (the “Cap”), is 17.60%. This Cap is before considering fees and expenses. A new Cap level for each successive Outcome Period will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period. If the Underlying Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.

    The Fund’s initial Outcome Period is twelve months, commencing on January 1, 2022 and ending on the following December 31, 2022.

    The Fund’s performance history is not presented or discussed here because, as of the date of this annual report, the Fund has not had returns for at least six months. The Fund’s performance information is accessible on the Fund’s website.

The Fund has characteristics unlike many other traditional investment products and is not appropriate for all investors. In particular, investment in the Fund may not be appropriate for investors who do not intend to maintain their investment through the entire Outcome Period. There is no guarantee that the Fund will be able to achieve the stated Defined Outcomes.

Thank you for your investment in Invesco® V.I. Nasdaq 100 Buffer Fund – December.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Nasdaq.com

Portfolio manager(s):

Jacob Borbidge

Alessio de Longis

Duy Nguyen

Ali Zouiten

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Supplemental Information

Invesco® V.I. Nasdaq 100 Buffer Fund - December seeks, over a specified annual Outcome Period, to provide investors with returns that match those of the Nasdaq 100 Index® (the “Underlying Index”) up to an upside Cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Nasdaq 100 Index®- -PR is a price-only index that includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor-mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Fund Information

Portfolio Composition
By security type	% of total investments

Options Purchased	70.95%

Money Market Funds	29.05

Data presented here are as of December 31, 2021.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Schedule of Investments

December 31, 2021

	Shares	Value
Money Market Funds-125.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(a)(b)	1,050,007	$1,050,007
Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(a)(b)	1,499,710	1,500,010
Invesco Treasury Portfolio, Institutional Class, 0.01%(a)(b)	1,200,008	1,200,008
Total Money Market Funds (Cost $3,750,025)		3,750,025

	Shares	Value
Options Purchased-305.23%
(Cost $9,156,757)(c)		$9,156,757
TOTAL INVESTMENTS IN SECURITIES-430.24% (Cost $12,906,782)		12,906,782
OTHER ASSETS LESS LIABILITIES-(330.24)%		(9,906,850)
NET ASSETS-100.00%		$2,999,932

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,050,007	$-	$-	$-	$1,050,007	$-
Invesco Liquid Assets Portfolio, Institutional Class	-	1,500,010	-	-	-	1,500,010	-
Invesco Treasury Portfolio, Institutional Class	-	1,200,008	-	-	-	1,200,008	-
Total	$-	$3,750,025	$-	$-	$-	$3,750,025	$-

(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(c)	The table below details options purchased.

Open Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts		Exercise Price		Notional Value(a)	Value
Equity Risk
Invesco QQQ Trust, Series 1	Call	12/30/2022	33	USD	11.94	USD	39,402	$2,923,603
Equity Risk
Invesco QQQ Trust, Series 1	Put	12/30/2022	33	USD	397.85	USD	1,312,905	1,650,100
Total Open Equity Options Purchased								$4,573,703

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts		Exercise Price		Notional Value(a)	Value
Equity Risk
NASDAQ 100 Index	Call	12/30/2022	1	USD	489.60	USD	48,960	$3,083,051
Equity Risk
NASDAQ 100 Index	Put	12/30/2022	1	USD	16,320.08	USD	1,632,008	1,500,003
Total Open Index Options Purchased								$4,583,054

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price			Notional Value(a)	Value
Equity Risk
Invesco QQQ Trust, Series 1	Call	12/30/2022	33	USD	467.87	USD	1,543,971	$(1,649,864)
Equity Risk
Invesco QQQ Trust, Series 1	Put	12/30/2022	33	USD	358.07	USD	1,181,631	(1,649,891)
Total Open Equity Options Written								$(3,299,755)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Open Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts		Exercise Price		Notional Value(a)	Value
Equity Risk
NASDAQ 100 Index	Call	12/30/2022	1	USD	19,192.41	USD	1,919,241	$(1,499,997)
Equity Risk
NASDAQ 100 Index	Put	12/30/2022	1	USD	14,688.07	USD	1,468,807	(1,499,997)
Total Open Index Options Written								$(2,999,994)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Statement of Assets and

Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $9,156,757)	$9,156,757
Investments in affiliated money market funds, at value (Cost $3,750,025)	3,750,025
Receivable for:
Investments sold	6,299,749
Fund expenses absorbed	35,194
Total assets	19,241,725

Liabilities:
Other investments:
Options written, at value (premiums received $6,299,749)	6,299,749
Payable for:
Investments purchased	9,906,762
Fund shares reacquired	20
Accrued fees to affiliates	59
Accrued trustees’ and officers’ fees and benefits	49
Accrued other operating expenses	35,154
Total liabilities	16,241,793
Net assets applicable to shares outstanding	$2,999,932

Net assets consist of:
Shares of beneficial interest	$2,999,932
$2,999,932

Net Assets:
Series I	$1,499,971
Series II	$1,499,961

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	150,000
Series II	150,000
Series I:
Net asset value per share	$10.00
Series II:
Net asset value per share	$10.00

Statement of Operations

For the period December 31, 2021 (commencement date) through December 31, 2021

Expenses:
Advisory fees	35
Administrative services fees	13
Custodian fees	39
Distribution fees- Series II	10
Trustees’ and officers’ fees and benefits	49
Licensing fees	3
Reports to shareholders	4,816
Professional services fees	30,267
Other	30
Total expenses	35,262
Less: Fees waived	(35,194)
Net expenses	68
Net investment income (loss)	(68)
Net increase (decrease) in net assets resulting from operations	$(68)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Statement of Changes in Net Assets

For the period December 31, 2021 (commencement date) through December 31, 2021

December 31, 2021 (commencement date) through December 31, 2021
Operations:
Net investment income (loss)	$(68)
Net increase (decrease) in net assets resulting from operations	(68)

Share transactions–net:
Series I	1,500,000
Series II	1,500,000
Net increase in net assets resulting from share transactions	3,000,000
Net increase in net assets	2,999,932

Net assets:
Beginning of period	–
End of period	$2,999,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without investment fee waivers and/or expenses absorbed		Ratio of net income (loss) to average net assets		Portfolio turnover (c)

Series I
Period ended 12/31/21 (d)	$10.00	$(0.00)	$—	$(0.00)	$10.00	-%	$1,500	0.70	%(e)	428.89	%(e)	(0.70	)%(e)	0%

Series II
Period ended 12/31/21(d)	10.00	(0.00)	—	(0.00)	10.00	—	1,500	0.95	(e)	429.14	(e)	(0.95	)(e)	0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 31, 2021.
(e)	Annualized.

See	accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco® V.I. Nasdaq 100 Buffer Fund - December (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

    The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the Nasdaq 100 Index® (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the Nasdaq 100 Index® or options that reference the Invesco QQQ ETF, which is an affiliated exchange-traded unit investment trust that seeks to track the Nasdaq 100 Index® .

    The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.

    The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for

Invesco® V.I. Nasdaq 100 Buffer Fund - December

revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Flex Options Purchased and Written - The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities.

Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts and protection from counterparty risk that is associated with Over-the-counter trading.

The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and

Invesco® V.I. Nasdaq 100 Buffer Fund - December

unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.

The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.

J.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

K.

Buffered Loss Risk – The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses for shares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Buffer will effectively protect against all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses).

L.

Non-Diversified Risk – Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 2 billion	0.420%
Over $2 billion	0.400%

For the period December 31, 2021 (commencement date) through December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective December 31, 2021, the Adviser has contractually agreed, through at least April 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.95% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period December 31, 2021 (commencement date) through December 31, 2021, the Adviser waived advisory fees of $35,194.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the period December 31, 2021 (commencement date) through December 31, 2021, Invesco was paid $1 for accounting and fund administrative services and was reimbursed $12 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the period December 31, 2021 (commencement date) through December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the

Invesco® V.I. Nasdaq 100 Buffer Fund - December

average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the period December 31, 2021 (commencement date) through December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Money Market Funds	$3,750,025	$–	$–	$3,750,025

Options Purchased	–	9,156,757	–	9,156,757

Total Investments in Securities	3,750,025	9,156,757	–	12,906,782

Other Investments - Liabilities*

Options Written	–	(6,299,749)	–	(6,299,749)

Total Investments	$3,750,025	$2,857,008	$–	$6,607,033

*	Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

Value
Equity
Derivative Assets	Risk

Options purchased, at value(a)	$9,156,757

Derivatives not subject to master netting agreements	(9,156,757)

Total Derivative Assets subject to master netting agreements	$-

Value
Equity
Derivative Liabilities	Risk
Options written, at value	$(6,299,749)

Derivatives not subject to master netting agreements	6,299,749

Total Derivative Liabilities subject to master netting agreements	$-

(a)	Options purchased, at value as reported in the Schedule of Investments.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

The table below summarizes the average notional value of derivatives held for the period December 31, 2021 (commencement date) through December 31, 2021.

	Index	Index
	Options	Options
	Purchased	Written
Average notional value	$3,033,275	$6,113,650
Average contracts	68	68

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long-term capital gain distributions paid during the period December 31, 2021 (commencement date) through December 31, 2021.

Tax Components of Net Assets at Period-End:
2021
Shares of beneficial interest	2,999,932
Total net assets	$2,999,932

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8–Investment Transactions

There were no securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased or sold by the Fund during the period December 31, 2021 (commencement date) through December 31, 2021. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$–
Aggregate unrealized (depreciation) of investments	–
Net unrealized appreciation (depreciation) of investments	$–

Cost of investments for tax purposes is the same as the cost for financial reporting purposes.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of organizational expenses, on December 31, 2021, undistributed net investment income (loss) was increased by $68 and shares of beneficial interest was decreased by $68. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	December 31, 2021(a)(b)
	Shares	Amount
Sold:
Series I	150,001	$1,500,010
Series II	150,001	1,500,010

Reacquired:
Series I	(1)	(10)
Series II	(1)	(10)
Net increase in share activity	300,000	$3,000,000

(a)	Commencement date of December 31, 2021.
(b)	100% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco®	V.I. Nasdaq 100 Buffer Fund - December

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco® V.I. Nasdaq 100 Buffer Fund - December

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco® V.I. Nasdaq 100 Buffer Fund - December (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 31, 2021 (commencement date) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations, the changes in its net assets, and the financial highlights for the period December 31, 2021 (commencement date) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and

other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 31, 2021 (commencement date) through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (December 31, 2021 (commencement date) through December 31, 2021). Because the actual ending account value and expense information in the example is not based upon a six month period, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[3]	Annualized Expense Ratio[2]
Series I	$1,000.00	$1,000.00	$0.02	$1,021.68	$3.57	0.70%
Series II	1,000.00	1,000.00	0.03	1,020.42	4.84	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period December 31, 2021 (commencement date) through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 1 (as of close of business December 31, 2021 (commencement date) through December 31, 2021)/365. Because the Fund has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

[3]

Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Fund and other funds because such data is based on a full six month period.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Approval of Investment Advisory and Sub-Advisory Contracts

Invesco V.I. S&P 500 Defined Outcome Funds and Invesco V.I. Nasdaq 100 Defined Outcome Fund (collectively, the Funds)

At a meeting held on August 2, 2021, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved each Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts), effective September 30, 2021.

The Board noted that it had previously approved establishing each Fund at a Board meeting held on June 10, 2021.

In doing so, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of registered investment companies advised by Invesco Advisers (the Invesco Funds) and considered the information provided in the most recent annual review process, as well as the information provided with respect to the Funds. After evaluating the factors discussed below, among others, the Board: (i) approved the investment advisory agreement and the sub-advisory contracts for each Fund and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable and (ii) approved submission of the agreements to the initial shareholder of each Fund.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of the Invesco Funds. The Funds will be assigned to one of the Sub-Committees. The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds.

In evaluating the fairness and reasonableness of compensation under each Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of each Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the material factors and related conclusions that formed the basis for the Board’s approval of each Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of August 2, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to each Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to each Fund, such as various back office support functions, third party service provider oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services to be provided to each Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided to each Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which each Fund may invest, make recommendations regarding securities and assist with security trades. In particular, the Board noted that Invesco Asset Management Limited will assist Invesco Advisers with each Fund’s day-to-day portfolio management. The Board concluded that the sub-advisory contracts will benefit each Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board did not consider the performance of any Fund because the Funds are new and have no performance history. The Board did review performance expectations for each Fund as well as information provided regarding the experience of the portfolio managers in managing products with derivatives-based strategies. The Board noted that Invesco Asset Management Limited, an Affiliated Sub-Adviser, will assist Invesco Advisers with each Fund’s day-to-day portfolio management.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board considered the proposed advisory fee schedule of each Fund and the proposed fee waivers and expense limitations. The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to each Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees are not paid directly by each Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers (as applicable).

The Board also considered comparative advisory fee data provided by Invesco Advisers with respect to comparable registered funds managed by other advisers. The Board noted that Invesco Advisers currently does not manage other mutual funds with investment strategies similar to those of the Funds. The Board noted that each Fund’s advisory fee is below the Morningstar “Options Trading” category median and average, and less than the advisory fees associated with other VIT “defined outcome” funds. The Board also considered comparative information regarding each Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers will contractually agree to waive fees and/or limit expenses of each Fund through at least April 30, 2023 (or, for the two “June” vintages of the Funds, through at least June 30, 2023) in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets of Series I and Series II shares of the Fund. The Board noted that Invesco Advisers will contractually agree to waive advisory fees of each Fund relating to certain investments by the Fund in affiliated money market funds through June 30, 2023.

The Board also considered the services that mayThe Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein. be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts (as applicable).The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to each Fund. The Board also considered that each Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to

Invesco® V.I. Nasdaq 100 Buffer Fund - December

reduce the Fund’s expense ratio as it grows in size. The Board noted that each Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates will provide to each Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under each Fund’s investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with each Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services will be provided to each Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of each Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in each Fund bearing costs to purchase research or brokerage services that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco Advisers representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that each Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of

1940, as amended (collectively referred to as “affiliated money market funds”), advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to each Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from each Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for each Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the period December 31, 2021 (commencement date) through December 31, 2021.

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders for the period December 31, 2021 (commencement date) through December 31, 2021.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson -1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown -1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones -1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman -1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. -1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis -1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCARetirement Fund; CEO of YWCA of the USA; Board member of the NYMetropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Joel W. Motley -1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel -1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern -1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli -1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris — 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr -1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey-1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes -1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom -1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers-(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Annual Report to Shareholders	December 31, 2021

Invesco® V.I. S&P 500 Buffer Fund - September

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VISP500S-AR-1

Management’s Discussion of Fund Performance

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately caused a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    The Invesco® V.I. S&P 500 Buffer Fund – September seeks, over a specified annual Outcome Period (an “Outcome Period”), to provide investors with returns that match those of the S&P 500® Index (the “Underlying Index”) up to an upside Cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

    The Fund’s Cap for the current Outcome Period, which represents the maximum percentage return (expressed as a percentage of the value of the Underlying Index determined at the start of the Outcome Period) that can be achieved from an investment in the Fund over the entire Outcome Period (the “Cap”), is 13.30%. This Cap is before considering fees and expenses. A new Cap level for each successive Outcome Period will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period. If the Underlying Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.

    The Fund’s initial Outcome Period is twelve months, commencing on October 1, 2021 and ending on the following September 30, 2022.

    The Fund’s performance history is not presented or discussed here because, as of the date of this annual report, the Fund has not had returns for at least six months. The Fund’s performance information is accessible on the Fund’s website.

    The Fund has characteristics unlike many other traditional investment products and is not appropriate for all investors. In particular, investment in the Fund may not be appropriate for investors who do not intend to maintain their investment through the entire Outcome Period. There is no guarantee that the Fund will be able to achieve the stated Defined Outcomes.

    Thank you for your investment in Invesco® V.I. S&P 500 Buffer Fund – September.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Portfolio manager(s):

Jacob Borbidge

Alessio de Longis

Duy Nguyen

Ali Zouiten

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco® V.I. S&P 500 Buffer Fund - September

Supplemental Information

Invesco® V.I. S&P 500 Buffer Fund - September seeks, over a specified annual Outcome Period, to provide investors with returns that match those of the S&P 500® Index (the “Underlying Index”) up to an upside Cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index-PR is an unmanaged price-only index considered representative of the US stock market.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco® V.I. S&P 500 Buffer Fund - September

Fund Information

Portfolio Composition

By security type	% of total investments

Options Purchased	74.17%

Money Market Funds	25.83

Data presented here are as of December 31, 2021.

Invesco® V.I. S&P 500 Buffer Fund - September

Schedule of Investments

December 31, 2021

	Shares	Value

Money Market Funds–35.33%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(a)(b)	788,922	$788,922

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(a)(b)	563,403	563,516

Invesco Treasury Portfolio, Institutional Class, 0.01%(a)(b)	901,625	901,625

Total Money Market Funds (Cost $2,254,063)		2,254,063

Shares	Value

Options Purchased–101.45%
(Cost $6,275,314)(c)	$6,472,627

TOTAL INVESTMENTS IN SECURITIES–136.78% (Cost $8,529,377)	8,726,690

OTHER ASSETS LESS LIABILITIES–(36.78)%	(2,346,671)

NET ASSETS–100.00%	$6,380,019

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended December 31, 2021.

	Value December 31, 2020*	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,133,094	$(1,344,172)	$-	$-	$788,922	$4
Invesco Liquid Assets Portfolio, Institutional Class	-	1,543,402	(979,819)	-	(67)	563,516	2
Invesco Treasury Portfolio, Institutional Class	-	2,471,020	(1,569,395)	-	-	901,625	2
Total	$-	$6,147,516	$(3,893,386)	$-	$(67)	$2,254,063	$8

*	Commencement date of September 30, 2021.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(c)	The table below details options purchased.

Open Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
SPDR S&P 500 ETF Trust	Call	09/30/2022	45	USD	12.87	USD	57,915	$2,070,343
Equity Risk
SPDR S&P 500 ETF Trust	Put	09/30/2022	45	USD	429.15	USD	1,931,175	81,887
Total Open Equity Options Purchased								$2,152,230

(a) Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
S&P 500® Index	Call	09/30/2022	9	USD	129.23	USD	116,307	$4,150,309
Equity Risk
S&P 500® Index	Put	09/30/2022	9	USD	4,307.54	USD	3,876,786	170,088
Total Open Index Options Purchased								$4,320,397

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Equity Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value

Equity Risk

SPDR S&P 500 ETF Trust	Call	09/30/2022	45	USD	486.23	USD	2,188,035	$(108,019)

Equity Risk

SPDR S&P 500 ETF Trust	Put	09/30/2022	45	USD	386.24	USD	1,738,080	(49,970)

Total Open Equity Options Written								$(157,989)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - September

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value

Equity Risk

S&P 500® Index	Call	09/30/2022	9	USD	4,880.44	USD	4,392,396	$(209,801)

Equity Risk

S&P 500® Index	Put	09/30/2022	9	USD	3,876.79	USD	3,489,111	(102,975)

Total Open Index Options Written								$(312,776)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:

ETF    –Exchange-Traded Fund

SPDR –Standard & Poor’s Depositary Receipt

USD    –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - September

Statement of Assets and Liabilities

December 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $6,275,314)	$6,472,627
Investments in affiliated money market funds, at value (Cost $2,254,063)	2,254,063
Receivable for:
Investments sold	148,584
Fund expenses absorbed	52,422
Investment for trustee deferred compensation and retirement plans	160
Total assets	8,927,856

Liabilities:
Other investments:
Options written, at value (premiums received $449,678)	470,765
Payable for:
Investments purchased	2,015,906
Fund shares reacquired	1,123
Accrued fees to affiliates	6,359
Accrued trustees’ and officers’ fees and benefits	871
Accrued other operating expenses	52,653
Trustee deferred compensation and retirement plans	160
Total liabilities	2,547,837
Net assets applicable to shares outstanding	$6,380,019

Net assets consist of:
Shares of beneficial interest	$6,313,881
Distributable earnings	66,138
$6,380,019

Net Assets:
Series I	$1,047,843
Series II	$5,332,176

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	101,798
Series II	518,383
Series I:
Net asset value per share	$10.29
Series II:
Net asset value per share	$10.29

Statement of Operations

For the period September 30, 2021 (commencement date) through December 31, 2021

Investment income:

Dividends from affiliated money market funds	$8

Expenses:
Advisory fees	3,597

Administrative services fees	1,356

Custodian fees	1,030

Distribution fees - Series II	1,477

Transfer agent fees	25

Trustees’ and officers’ fees and benefits	4,561

Licensing fees	255

Reports to shareholders	3,672

Professional services fees	47,616

Other	3,673

Total expenses	67,262

Less: Fees waived and/or expenses reimbursed	(59,800)

Net expenses	7,462

Net investment income (loss)	(7,454)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from affiliated investment securities	(67)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	197,313

Option contracts written	(21,087)

176,226

Net realized and unrealized gain	176,159

Net increase in net assets resulting from operations	$168,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - September

Statement of Changes in Net Assets

For the period September 30, 2021 (commencement date) through December 31, 2021

September 30, 2021
(commencement date) through
December 31, 2021

Operations:
Net investment income (loss)	$(7,454)

Net realized gain (loss)	(67)

Change in net unrealized appreciation	176,226

Net increase in net assets resulting from operations	168,705

Distributions to shareholders from distributable earnings:
Series I	(29,538)

Series II	(80,483)

Total distributions from distributable earnings	(110,021)

Share transactions–net:
Series I	1,018,798

Series II	5,302,537

Net increase in net assets resulting from share transactions	6,321,335

Net increase in net assets	6,380,019

Net assets:
Beginning of period	–

End of period	$6,380,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - September

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Period ended 12/31/21(d)	$10.00	$(0.02)	$0.60	$0.58	$(0.29)	$10.29	5.84%	$1,048	0.70%(e)	7.68%(e)	(0.70)%(e)	0%
Series II
Period ended 12/31/21(d)	10.00	(0.02)	0.60	0.58	(0.29)	10.29	5.84	5,332	0.95(e)	7.93(e)	(0.95)(e)	0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of September 30, 2021.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - September

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco® V.I. S&P 500 Buffer Fund - September (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500® Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the S&P 500® Index or options that reference the SPDR® S&P 500® ETF Trust, which is an exchange-traded unit investment trust that seeks to track the S&P 500® Index.

The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for

Invesco® V.I. S&P 500 Buffer Fund - September

revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Flex Options Purchased and Written – The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities. Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts and protection from counterparty risk that is associated with Over-the-counter trading.

The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and

Invesco® V.I. S&P 500 Buffer Fund - September

unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.

The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.

J.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

K.

Buffered Loss Risk – The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses for shares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Buffer will effectively protect against all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses).

L.

Non-Diversified Risk – Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 2 billion	0.420%

Over $2 billion	0.400%

For the period September 30, 2021 (commencement date) through December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective September 30, 2021, the Adviser has contractually agreed, through at least April 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.95% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period September 30, 2021 (commencement date) through December 31, 2021, the Adviser waived advisory fees of $3,597 and reimbursed fund level expenses of $56,203.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the period September 30, 2021 (commencement date) through December 31, 2021, Invesco was paid $72 for accounting and fund administrative services and was reimbursed $1,284 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the period September 30, 2021 (commencement date) through December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the

Invesco® V.I. S&P 500 Buffer Fund - September

annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the period September 30, 2021 (commencement date) through December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Money Market Funds	$2,254,063	$–	$–	$2,254,063

Options Purchased	–	6,472,627	–	6,472,627

Total Investments in Securities	2,254,063	6,472,627	–	8,726,690

Other Investments - Liabilities*

Options Written	–	(470,765)	–	(470,765)

Total Investments	$2,254,063	$6,001,862	$–	$8,255,925

*	Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

Value
Derivative Assets	Equity Risk

Options purchased, at value(a)	$6,472,627

Derivatives not subject to master netting agreements	(6,472,627)

Total Derivative Assets subject to master netting agreements	$-

Value
Derivative Liabilities	Equity Risk

Options written, at value	$(470,765)

Derivatives not subject to master netting agreements	470,765

Total Derivative Liabilities subject to master netting agreements	$-

(a)	Options purchased, at value as reported in the Schedule of Investments.

Invesco® V.I. S&P 500 Buffer Fund - September

Effect of Derivative Investments for the period September 30, 2021 (commencement date) through December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Change in Net Unrealized Appreciation (Depreciation):
Options purchased(a)	$197,313
Options written	(21,087)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

    The table below summarizes the average notional value of derivatives held for the period September 30, 2021 (commencement date) through December 31, 2021.

	Equity Options Purchased	Index Options Purchased	Equity Options Written	Index Options Written
Average notional value	$1,116,101	$2,551,143	$2,202,987	$5,035,407
Average contracts	51	12	51	12

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the period September 30, 2021 (commencement date) through December 31, 2021:

2021
Ordinary income*	$44,001
Long-term capital gain	66,020
Total distributions	$110,021

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Undistributed ordinary income	$62,946
Undistributed long-term capital gain	676
Net unrealized appreciation - investments	2,516
Shares of beneficial interest	6,313,881
Total net assets	$6,380,019

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to options contracts.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

Invesco® V.I. S&P 500 Buffer Fund - September

NOTE 8–Investment Transactions

There were no securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased or sold by the Fund during the period September 30, 2021 (commencement date) through December 31, 2021. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$226,841

Aggregate unrealized (depreciation) of investments	(224,325)

Net unrealized appreciation of investments	$2,516

Cost of investments for tax purposes is $8,253,409.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of organizational expenses, on December 31, 2021, undistributed net investment income (loss) was increased by $7,454 and shares of beneficial interest was decreased by $7,454. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	December 31, 2021(a)(b)
	Shares	Amount

Sold:
Series I	101,751	$1,018,327

Series II	514,276	5,261,059

Issued as reinvestment of dividends:
Series I	50	508

Series II	5,064	51,452

Reacquired:
Series I	(3)	(37)

Series II	(957)	(9,974)

Net increase in share activity	620,181	$6,321,335

(a)	Commencement date of September 30, 2021.
(b)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 32% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco® V.I. S&P 500 Buffer Fund - September

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco® V.I. S&P 500 Buffer Fund - September

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco® V.I. S&P 500 Buffer Fund - September (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 30, 2021 (commencement date) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations, the changes in its net assets, and the financial highlights for the period September 30, 2021 (commencement date) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco® V.I. S&P 500 Buffer Fund - September

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 30, 2021 (commencement date) through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (September 30, 2021 (commencement date) through December 31, 2021). Because the actual ending account value and expense information in the example is not based upon a six month period, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[3]	Annualized Expense Ratio
Series I	$1,000.00	$1,058.40	$1.84	$1,021.68	$3.57	0.70%
Series II	1,000.00	1,058.40	2.49	1,020.42	4.84	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 30, 2021 (commencement date) through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 93 (as of close of business September 30, 2021 (commencement date) through December 31, 2021)/365. Because the Fund has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

[3]

Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Fund and other funds because such data is based on a full six month period.

Invesco® V.I. S&P 500 Buffer Fund - September

Approval of Investment Advisory and Sub-Advisory Contracts

Invesco V.I. S&P 500 Defined Outcome Funds and Invesco V.I. Nasdaq 100 Defined Outcome Fund (collectively, the Funds)

At a meeting held on August 2, 2021, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved each Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts), effective September 30, 2021.

    The Board noted that it had previously approved establishing each Fund at a Board meeting held on June 10, 2021.

    In doing so, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of registered investment companies advised by Invesco Advisers (the Invesco Funds) and considered the information provided in the most recent annual review process, as well as the information provided with respect to the Funds. After evaluating the factors discussed below, among others, the Board: (i) approved the investment advisory agreement and the sub-advisory contracts for each Fund and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable and (ii) approved submission of the agreements to the initial shareholder of each Fund.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of the Invesco Funds. The Funds will be assigned to one of the Sub-Committees. The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds.

    In evaluating the fairness and reasonableness of compensation under each Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of each Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

    The discussion below is a summary of the material factors and related conclusions that formed the basis for the Board’s approval of each Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of August 2, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to each Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to each Fund, such as various back office support functions, third party service provider oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services to be provided to each Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to each Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which each Fund may invest, make recommendations regarding securities and assist with security trades. In particular, the Board noted that Invesco Asset Management Limited will assist Invesco Advisers with each Fund’s day-to-day portfolio management. The Board concluded that the sub-advisory contracts will benefit each Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board did not consider the performance of any Fund because the Funds are new and have no performance history. The Board did review performance expectations for each Fund as well as information provided regarding the experience of the portfolio managers in managing products with derivatives-based strategies. The Board noted that Invesco Asset Management Limited, an Affiliated Sub-Adviser, will assist Invesco Advisers with each Fund’s day-to-day portfolio management.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board considered the proposed advisory fee schedule of each Fund and the proposed fee waivers and expense limitations. The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to each Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees are not paid directly by each Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers (as applicable).

    The Board also considered comparative advisory fee data provided by Invesco Advisers with respect to comparable registered funds managed by other advisers. The Board noted that Invesco Advisers currently does not manage other mutual funds with investment strategies similar to those of the Funds. The Board noted that each Fund’s advisory fee is below the Morningstar “Options Trading” category median and average, and less than the advisory fees associated with other VIT “defined outcome” funds. The Board also considered comparative information regarding each Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers will contractually agree to waive fees and/or limit expenses of each Fund through at least April 30, 2023 (or, for the two “June” vintages of the Funds, through at least June 30, 2023) in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets of Series I and Series II shares of the Fund. The Board noted that Invesco Advisers will contractually agree to waive advisory fees of each Fund relating to certain investments by the Fund in affiliated money market funds through June 30, 2023.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts (as applicable). The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to each Fund. The Board also considered that each Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to

Invesco® V.I. S&P 500 Buffer Fund - September

reduce the Fund’s expense ratio as it grows in size. The Board noted that each Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates will provide to each Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under each Fund’s investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with each Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services will be provided to each Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of each Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in each Fund bearing costs to purchase research or brokerage services that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco Advisers representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that each Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of

1940, as amended (collectively referred to as “affiliated money market funds”), advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to each Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from each Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for each Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco® V.I. S&P 500 Buffer Fund - September

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the period September 30, 2021 (commencement date) through December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$66,020
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco® V.I. S&P 500 Buffer Fund - September

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco® V.I. S&P 500 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco® V.I. S&P 500 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco® V.I. S&P 500 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco® V.I. S&P 500 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco® V.I. S&P 500 Buffer Fund - September

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco® V.I. S&P 500 Buffer Fund - September

Annual Report to Shareholders	December 31, 2021

Invesco® V.I. S&P 500 Buffer Fund - December

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VISP500D-AR-1

Management’s Discussion of Fund Performance

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately caused a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    The Invesco® V.I. S&P 500 Buffer Fund – December seeks, over a specified annual Outcome Period (an “Outcome Period”), to provide investors with returns that match those of the S&P 500® Index (the “Underlying Index”) up to an upside Cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

    The Fund’s Cap for the current Outcome Period, which represents the maximum percentage return (expressed as a percentage of the value of the Underlying Index determined at the start of the Outcome Period) that can be achieved from an investment in the Fund over the entire Outcome Period (the “Cap”), is 12.20%. This Cap is before considering fees and expenses. A new Cap level for each successive Outcome Period will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period. If the Underlying Index experiences returns over an Outcome Period in excess of the Cap, the Fund, and therefore investors, will not experience those excess gains.

    The Fund’s initial Outcome Period is twelve months, commencing on January 1, 2022 and ending on the following December 31, 2022.

    The Fund’s performance history is not presented or discussed here because, as of the date of this annual report, the Fund has not had returns for at least six months. The Fund’s performance information is accessible on the Fund’s website.

    The Fund has characteristics unlike many other traditional investment products and is not appropriate for all investors. In particular, investment in the Fund may not be appropriate for investors who do not intend to maintain their investment through the entire Outcome Period. There is no guarantee that the Fund will be able to achieve the stated Defined Outcomes.

    Thank you for your investment in Invesco® V.I. S&P 500 Buffer Fund – December.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Portfolio manager(s):

Jacob Borbidge

Alessio de Longis

Duy Nguyen

Ali Zouiten

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco® V.I. S&P 500 Buffer Fund - December

Supplemental Information

Invesco® V.I. S&P 500 Buffer Fund - December seeks, over a specified annual Outcome Period, to provide investors with returns that match those of the S&P 500® Index (the “Underlying Index”) up to an upside Cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index-PR is an unmanaged price-only index considered representative of the US stock market.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco® V.I. S&P 500 Buffer Fund - December

Fund Information

Portfolio Composition

By security type	% of total investments

Money Market Funds	55.24%

Options Purchased	44.76

Data presented here are as of December 31, 2021.

Invesco® V.I. S&P 500 Buffer Fund - December

Schedule of Investments

December 31, 2021

	Shares	Value

Money Market Funds–125.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(a)(b)	700,007	$700,007

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(a)(b)	999,810	1,000,010

Invesco Treasury Portfolio, Institutional Class, 0.01%(a)(b)	800,008	800,008

Total Money Market Funds (Cost $2,500,025)		2,500,025

Shares	Value

Options Purchased–101.30%
(Cost $2,025,991)(c)	$2,025,991

TOTAL INVESTMENTS IN SECURITIES–226.31% (Cost $4,526,016)	4,526,016

OTHER ASSETS LESS LIABILITIES–(126.31)%	(2,526,061)

NET ASSETS–100.00%	$1,999,955

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended December 31, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value
	December 31, 2020	at Cost	from Sales	Appreciation	Gain	December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$700,007	$-	$-	$-	$ 700,007	$-
Invesco Liquid Assets Portfolio, Institutional Class	-	1,000,010	-	-	-	1,000,010	-
Invesco Treasury Portfolio, Institutional Class	-	800,008	-	-	-	800,008	-
Total	$-	$2,500,025	$-	$-	$-	$2,500,025	$-

(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(c)	The table below details options purchased.

Open Equity Options Purchased
	Type of	Expiration	Number of	Exercise	Notional
Description	Contract	Date	Contracts	Price	Value(a)	Value
Equity Risk
SPDR S&P 500 ETF Trust	Call	12/30/2022	11	USD 14.25	USD 15,675	$498,983
Equity Risk
SPDR S&P 500 ETF Trust	Put	12/30/2022	11	USD 474.96	USD 522,456	42,086
Total Open Equity Options Purchased						$541,069

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Purchased
	Type of	Expiration	Number of	Exercise	Notional
Description	Contract	Date	Contracts	Price	Value(a)	Value
Equity Risk
S&P 500® Index	Call	12/30/2022	3	USD 142.99	USD 42,897	$1,373,385
Equity Risk
S&P 500® Index	Put	12/30/2022	3	USD 4,766.18	USD 1,429,854	111,537
Total Open Index Options Purchased						$1,484,922

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Equity Options Written

	Type of	Expiration	Number of	Exercise	Notional
Description	Contract	Date	Contracts	Price	Value(a)	Value

Equity Risk

SPDR S&P 500 ETF Trust	Call	12/30/2022	11	USD 532.91	USD 586,201	$(6,754)

Equity Risk

SPDR S&P 500 ETF Trust	Put	12/30/2022	11	USD 427.46	USD 470,206	(26,608)

Total Open Equity Options Written						$(33,362)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - December

Open Index Options Written

	Type of	Expiration	Number of	Exercise	Notional
Description	Contract	Date	Contracts	Price	Value(a)	Value

Equity Risk

S&P 500® Index	Call	12/30/2022	3	USD 5,347.65	USD 1,604,295	$(27,159)

Equity Risk

S&P 500® Index	Put	12/30/2022	3	USD 4,289.56	USD 1,286,868	(70,770)

Total Open Index Options Written						$(97,929)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:

ETF	– Exchange-Traded Fund
SPDR	– Standard & Poor’s Depositary Receipt
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - December

Statement of Assets and Liabilities

December 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $2,025,991)	$2,025,991

Investments in affiliated money market funds, at value (Cost $2,500,025)	2,500,025
Receivable for:
Investments sold	131,291
Fund expenses absorbed	35,196
Total assets	4,692,503

Liabilities:
Other investments:
Options written, at value (premiums received $131,291)	131,291
Payable for:
Investments purchased	2,525,996
Fund shares reacquired	20
Accrued fees to affiliates	40
Accrued trustees’ and officers’ fees and benefits	49
Accrued other operating expenses	35,152
Total liabilities	2,692,548
Net assets applicable to shares outstanding	$1,999,955

Net assets consist of:
Shares of beneficial interest	$1,999,955
$1,999,955

Net Assets:
Series I	$ 999,981
Series II	$ 999,974

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	100,000
Series II	100,000

Series I: Net asset value per share	$ 10.00

Series II: Net asset value per share	$ 10.00

Statement of Operations

For the period December 31, 2021 (commencement date) through December 31, 2021

Expenses:
Advisory fees	23

Administrative services fees	9

Custodian fees	39

Distribution fees - Series II	7

Trustees’ and officers’ fees and benefits	49

Licensing fees	3

Reports to shareholders	4,816

Professional services fees	30,267

Other	28

Total expenses	35,241

Less: Fees waived	(35,196)

Net expenses	45

Net investment income (loss)	(45)

Net increase (decrease) in net assets resulting from operations	$(45)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - December

Statement of Changes in Net Assets

For the period December 31, 2021 (commencement date) through December 31, 2021

December 31, 2021
(commencement date) through
December 31, 2021

Operations:
Net investment income (loss)	$ (45)

Net increase (decrease) in net assets resulting from operations	(45)

Share transactions–net:
Series I	1,000,000

Series II	1,000,000

Net increase in net assets resulting from share transactions	2,000,000

Net increase in net assets	1,999,955

Net assets:
Beginning of period	–

End of period	$1,999,955

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - December

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Period ended 12/31/21(d)	$10.00	$(0.00)	$-	$(0.00)	$10.00	-%	$1,000	0.70%(e)	643.01%(e)	(0.70)%(e)	0%
Series II
Period ended 12/31/21(d)	10.00	(0.00)	-	(0.00)	10.00	-	1,000	0.95(e)	643.26(e)	(0.95)(e)	0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 31, 2021.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco® V.I. S&P 500 Buffer Fund - December

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco® V.I. S&P 500 Buffer Fund - December (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500® Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the S&P 500® Index or options that reference the SPDR® S&P 500® ETF Trust, which is an exchange-traded unit investment trust that seeks to track the S&P 500® Index

The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for

Invesco® V.I. S&P 500 Buffer Fund - December

revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Flex Options Purchased and Written – The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities.

Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts and protection from counterparty risk that is associated with Over-the-counter trading.

The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and

Invesco® V.I. S&P 500 Buffer Fund - December

unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.

The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.

J.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

K.

Buffered Loss Risk – The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses for shares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Buffer will effectively protect against all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses).

L.

Non-Diversified Risk – Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 2 billion	0.420%

Over $2 billion	0.400%

For the period December 31, 2021 (commencement date) through December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.42%. Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective December 31, 2021, the Adviser has contractually agreed, through at least April 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.95% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period December 31, 2021 (commencement date) through December 31, 2021, the Adviser waived advisory fees of $35,196.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the period December 31, 2021 (commencement date) through December 31, 2021, Invesco was paid $1 for accounting and fund administrative services and was reimbursed $8 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the period December 31, 2021 (commencement date) through December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the

Invesco® V.I. S&P 500 Buffer Fund - December

average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the period December 31, 2021 (commencement date) through December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Money Market Funds	$2,500,025	$ –	$–	$2,500,025

Options Purchased	–	2,025,991	–	2,025,991

Total Investments in Securities	2,500,025	2,025,991	–	4,526,016

Other Investments - Liabilities*

Options Written	–	(131,291)	–	(131,291)

Total Investments	$2,500,025	$1,894,700	$–	$4,394,725

*	Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

Value
Derivative Assets	Equity Risk

Options purchased, at value(a)	$2,025,991

Derivatives not subject to master netting agreements	(2,025,991)

Total Derivative Assets subject to master netting agreements	$-

Value
Derivative Liabilities	Equity Risk

Options written, at value	$(131,291)

Derivatives not subject to master netting agreements	131,291

Total Derivative Liabilities subject to master netting agreements	$-

(a)	Options purchased, at value as reported in the Schedule of Investments.

Invesco® V.I. S&P 500 Buffer Fund - December

The table below summarizes the average notional value of derivatives held for the period December 31, 2021 (commencement date) through December 31, 2021.

	Equity Options Purchased	Index Options Purchased	Equity Options Written	Index Options Written
Average notional value	$538,131	$1,472,751	$1,056,407	$2,891,163
Average contracts	22	6	22	6

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long-term capital gain distributions paid during the period December 31, 2021 (commencement date) through December 31, 2021.

Tax Components of Net Assets at Period-End:

2021
Shares of beneficial interest	1,999,955
Total net assets	$1,999,955

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8–Investment Transactions

There were no securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased or sold by the Fund during the period December 31, 2021 (commencement date) through December 31, 2021. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$–
Aggregate unrealized (depreciation) of investments	–
Net unrealized appreciation (depreciation) of investments	$–

Cost of investments for tax purposes is the same as the cost for financial reporting purposes.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of organizational expenses, on December 31, 2021, undistributed net investment income (loss) was increased by $45 and shares of beneficial interest was decreased by $45. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	December 31, 2021(a)(b)
	Shares	Amount

Sold:
Series I	100,001	$1,000,010

Series II	100,001	1,000,010

Reacquired:
Series I	(1)	(10)

Series II	(1)	(10)

Net increase in share activity	200,000	$2,000,000

(a)	Commencement date of December 31, 2021.
(b)	100% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Invesco® V.I. S&P 500 Buffer Fund - December

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco® V.I. S&P 500 Buffer Fund - December

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco® V.I. S&P 500 Buffer Fund - December (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 31, 2021 (commencement date) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations, the changes in its net assets, and the financial highlights for the period December 31, 2021 (commencement date) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco® V.I. S&P 500 Buffer Fund - December

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 31, 2021 (commencement date) through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (December 31, 2021 (commencement date) through December 31, 2021). Because the actual ending account value and expense information in the example is not based upon a six month period, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[3]	Annualized Expense Ratio[2]
Series I	$1,000.00	$1,000.00	$0.02	$1,021.68	$3.57	0.70%
Series II	1,000.00	1,000.00	0.03	1,020.42	4.84	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period December 31, 2021 (commencement date) through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 1 (as of close of business December 31, 2021 (commencement date) through December 31, 2021)/365. Because the Fund has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

[3]

Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Fund and other funds because such data is based on a full six month period.

Invesco® V.I. S&P 500 Buffer Fund - December

Approval of Investment Advisory and Sub-Advisory Contracts

Invesco V.I. S&P 500 Defined Outcome Funds and Invesco V.I. Nasdaq 100 Defined Outcome Fund (collectively, the Funds)

At a meeting held on August 2, 2021, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved each Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts), effective September 30, 2021.

    The Board noted that it had previously approved establishing each Fund at a Board meeting held on June 10, 2021.

    In doing so, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of registered investment companies advised by Invesco Advisers (the Invesco Funds) and considered the information provided in the most recent annual review process, as well as the information provided with respect to the Funds. After evaluating the factors discussed below, among others, the Board: (i) approved the investment advisory agreement and the sub-advisory contracts for each Fund and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable and (ii) approved submission of the agreements to the initial shareholder of each Fund.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of the Invesco Funds. The Funds will be assigned to one of the Sub-Committees. The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds.

    In evaluating the fairness and reasonableness of compensation under each Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of each Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

    The discussion below is a summary of the material factors and related conclusions that formed the basis for the Board’s approval of each Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of August 2, 2021.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to each Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to each Fund, such as various back office support functions, third party service provider oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services to be provided to each Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided to each Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which each Fund may invest, make recommendations regarding securities and assist with security trades. In particular, the Board noted that Invesco Asset Management Limited will assist Invesco Advisers with each Fund’s day-to-day portfolio management. The Board concluded that the sub-advisory contracts will benefit each Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board did not consider the performance of any Fund because the Funds are new and have no performance history. The Board did review performance expectations for each Fund as well as information provided regarding the experience of the portfolio managers in managing products with derivatives-based strategies. The Board noted that Invesco Asset Management Limited, an Affiliated Sub-Adviser, will assist Invesco Advisers with each Fund’s day-to-day portfolio management.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board considered the proposed advisory fee schedule of each Fund and the proposed fee waivers and expense limitations. The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to each Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees are not paid directly by each Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers (as applicable).

    The Board also considered comparative advisory fee data provided by Invesco Advisers with respect to comparable registered funds managed by other advisers. The Board noted that Invesco Advisers currently does not manage other mutual funds with investment strategies similar to those of the Funds. The Board noted that each Fund’s advisory fee is below the Morningstar “Options Trading” category median and average, and less than the advisory fees associated with other VIT “defined outcome” funds. The Board also considered comparative information regarding each Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers will contractually agree to waive fees and/or limit expenses of each Fund through at least April 30, 2023 (or, for the two “June” vintages of the Funds, through at least June 30, 2023) in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets of Series I and Series II shares of the Fund. The Board noted that Invesco Advisers will contractually agree to waive advisory fees of each Fund relating to certain investments by the Fund in affiliated money market funds through June 30, 2023.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts (as applicable). The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to each Fund. The Board also considered that each Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to

Invesco® V.I. S&P 500 Buffer Fund - December

reduce the Fund’s expense ratio as it grows in size. The Board noted that each Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates will provide to each Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under each Fund’s investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with each Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services will be provided to each Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of each Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in each Fund bearing costs to purchase research or brokerage services that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco Advisers representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that each Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of

1940, as amended (collectively referred to as “affiliated money market funds”), advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to each Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from each Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for each Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco® V.I. S&P 500 Buffer Fund - December

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the period December 31, 2021 (commencement date) through December 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders for the period December 31, 2021 (commencement date) through December 31, 2021.

Invesco® V.I. S&P 500 Buffer Fund - December

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco® V.I. S&P 500 Buffer Fund - December

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco® V.I. S&P 500 Buffer Fund - December

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco® V.I. S&P 500 Buffer Fund - December

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco® V.I. S&P 500 Buffer Fund - December

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco® V.I. S&P 500 Buffer Fund - December

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco® V.I. S&P 500 Buffer Fund - December

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Main Street Small Cap Fund®

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIMSS-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Main Street Small Cap Fund® (the Fund) outperformed the Russell 2000 Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	22.55%
Series II Shares	22.26
Russell 2000 Index▼	14.82

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    During the fiscal year, stock selection in the industrials, health care and financials sectors were the largest contributors to the Fund’s performance versus its style-specific benchmark, the Russell 2000 Index. This was partially offset by weaker stock selection in the information technology, energy and materials sectors.

    The largest individual contributors to the Fund’s performance relative to the style-specific benchmark during the fiscal year included Atkore, Zurn Water Solutions and Korn Ferry. Atkore benefited from strong price realization as PVC conduit industry-wide was in tight supply which drove earnings before interest, taxes, depreciation and amortization margins to a historically strong level. While some of the strength will likely prove unsustainable, management is demonstrating superior execution by being prepared to reap the benefits from a much stronger market than anyone anticipated, in our view.

    Zurn Water Solutions, formerly known as Rexnord, outperformed after announcing and completing a spin-off of its Process and Motion Control Business with the remaining water infrastructure platform, now a stand-alone business.

    Korn Ferry experienced a strong rebound in revenues, new business bookings and earnings. Furthermore, the company achieved greater revenue synergies between business units and many cost cuts made during COVID-19 (in areas such as real estate and administrative functions) will be permanent.

    The largest individual detractors from the Fund’s performance relative to the style-specific benchmark during the fiscal year included LHC, Q2 Holdings and iRhythm Technologies. LHC was under pressure due to concerns about labor shortages in health care positions and that COVID-19 has caused a lack of referrals from skilled nursing facilities.

    Q2’s business momentum for new business wins was adversely impacted by an elongation of sales cycles associated with COVID-19-related push-outs on decision making. We believe the company’s value proposition for banks embarking on digital transformation remains intact and the softness in new business wins was temporary.

    iRhythm Technologies underperformed due to a surprise cut to Medicare reimbursement for its ambulatory cardiac monitor, which was announced in February 2021. The position was exited during the fiscal year.

    We continue to maintain our discipline around valuation and focus on companies which we believe have skilled management teams that are out-executing peers. We believe this disciplined approach is essential to generating attractive long-term performance.

    We thank you for your continued investment in Invesco V.I. Main Street Small Cap Fund®.

1	Source: Bloomberg LP

2	Source: US Bureau of Economic Analysis

3	Source: US Bureau of Labor Statistics

4	Source: Lipper Inc.

Portfolio manager(s):

Joy Budzinski

Kristin Ketner Pak

Magnus Krantz

Raman Vardharaj

Adam Weiner - Lead

Matthew P. Ziehl - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Main Street Small Cap Fund®

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee

future results.

Average Annual Total Returns
As of 12/31/21
Series I Shares
Inception (5/1/98)	9.42%
10 Years	14.69
5 Years	13.73
1 Year	22.55

Series II Shares
Inception (7/16/01)	10.21%
10 Years	14.40
5 Years	13.46
1 Year	22.26

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer Main Street Small Cap Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. Main Street Small Cap Fund® (renamed Invesco V.I. Main Street Small Cap Fund® on April 30, 2021). Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Main Street Small Cap Fund®, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Main Street Small Cap Fund®

Supplemental Information

Invesco V.I. Main Street Small Cap Fund’s® investment objective is to seek capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000® Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Main Street Small Cap Fund®

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	20.34%

Health Care	15.17

Financials	14.97

Information Technology	11.62

Consumer Discretionary	11.57

Materials	5.44

Consumer Staples	4.79

Real Estate	4.27

Utilities	4.04

Communication Services	3.82

Energy	2.27

Money Market Funds Plus Other Assets Less Liabilities	1.70

Top 10 Equity Holdings*

		% of total net assets

1.	Tenet Healthcare Corp.	2.08%

2.	Evoqua Water Technologies Corp.	1.96

3.	AutoNation, Inc.	1.88

4.	Ziff Davis, Inc.	1.87

5.	Azenta, Inc.	1.83

6.	Korn Ferry	1.83

7.	National Storage Affiliates Trust	1.81

8.	Stifel Financial Corp.	1.74

9.	ASGN, Inc.	1.72

10.	Sterling Bancorp	1.70

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Main Street Small Cap Fund®

Schedule of Investments(a)

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–98.30%
Aerospace & Defense–1.03%
Curtiss-Wright Corp.	64,431	$8,934,647

Air Freight & Logistics–0.76%
Hub Group, Inc., Class A(b)(c)	78,057	6,575,522

Airlines–0.48%
Spirit Airlines, Inc.(b)(c)	188,856	4,126,504

Alternative Carriers–0.95%
EchoStar Corp., Class A(b)	312,512	8,234,691

Aluminum–0.98%
Kaiser Aluminum Corp.(c)	90,697	8,520,076

Application Software–5.42%
Bottomline Technologies (DE), Inc.(b)	217,175	12,263,872

Consensus Cloud Solutions, Inc.(b)	77,880	4,506,916

Envestnet, Inc.(b)(c)	66,285	5,259,052

Everbridge, Inc.(b)	33,861	2,279,861

Olo, Inc., Class A(b)(c)	153,195	3,187,988

Paycor HCM, Inc.(b)(c)	260,667	7,509,816

Q2 Holdings, Inc.(b)	151,148	12,007,197

		47,014,702

Asset Management & Custody Banks–2.28%
Federated Hermes, Inc., Class B(c)	230,337	8,656,064

Focus Financial Partners, Inc., Class A(b)	185,768	11,094,065

		19,750,129

Auto Parts & Equipment–2.46%
Dorman Products, Inc.(b)	99,570	11,252,406

Visteon Corp.(b)	91,071	10,121,631

		21,374,037

Automotive Retail–3.20%
AutoNation, Inc.(b)	139,557	16,307,236

Monro, Inc.(c)	196,668	11,459,844

		27,767,080

Biotechnology–1.41%
ADC Therapeutics S.A. (Switzerland)(b)(c)	60,321	1,218,484

Avid Bioservices, Inc.(b)	221,705	6,469,352

Twist Bioscience Corp.(b)	58,937	4,561,135

		12,248,971

Building Products–2.42%
Masonite International Corp.(b)	81,131	9,569,402

Zurn Water Solutions Corp.	313,173	11,399,497

		20,968,899

Casinos & Gaming–0.52%
Boyd Gaming Corp.	68,852	4,514,626

Construction & Engineering–1.62%
Comfort Systems USA, Inc.(c)	70,094	6,935,100

Valmont Industries, Inc.	28,588	7,161,294

		14,096,394

	Shares	Value

Construction Machinery & Heavy Trucks–0.55%
Allison Transmission Holdings, Inc.	131,537	$4,781,370

Construction Materials–1.55%
Summit Materials, Inc., Class A(b)	335,038	13,448,425

Data Processing & Outsourced Services–0.53%
Paya Holdings, Inc., Class A(b)(c)	731,591	4,638,287

Diversified Banks–0.75%
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	170,739	6,506,863

Diversified Metals & Mining–0.81%
Compass Minerals International, Inc.	138,321	7,065,437

Electrical Components & Equipment–3.42%
Atkore, Inc.(b)	121,959	13,560,621

EnerSys	84,139	6,652,030

Regal Rexnord Corp.(c)	55,757	9,488,726

		29,701,377

Gas Utilities–2.75%
National Fuel Gas Co.	150,838	9,644,582

Northwest Natural Holding Co.	149,426	7,289,000

Suburban Propane Partners L.P.	473,982	6,943,836

		23,877,418

Health Care Equipment–4.07%
AtriCure, Inc.(b)	147,148	10,231,200

CryoPort, Inc.(b)(c)	149,972	8,873,843

Heska Corp.(b)(c)	35,350	6,451,022

Tandem Diabetes Care, Inc.(b)(c)	64,592	9,722,388

		35,278,453

Health Care Facilities–3.57%
Acadia Healthcare Co., Inc.(b)	212,783	12,915,928

Tenet Healthcare Corp.(b)	220,884	18,044,014

		30,959,942

Health Care Services–2.39%
Addus HomeCare Corp.(b)(c)	102,492	9,584,027

LHC Group, Inc.(b)	81,173	11,139,371

		20,723,398

Health Care Supplies–0.65%
BioLife Solutions, Inc.(b)(c)	152,075	5,667,835

Health Care Technology–1.51%
Inspire Medical Systems, Inc.(b)	57,075	13,130,674

Homebuilding–2.01%
Skyline Champion Corp.(b)	40,127	3,169,230

TopBuild Corp.(b)	51,859	14,308,417

		17,477,647

Hotel & Resort REITs–1.08%
DiamondRock Hospitality Co.(b)	976,033	9,379,677

Household Products–0.76%
Energizer Holdings, Inc.	163,615	6,560,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Small Cap Fund®

	Shares	Value

Human Resource & Employment Services–3.54%
ASGN, Inc.(b)	120,496	$14,869,207

Korn Ferry	209,440	15,860,891

		30,730,098

Hypermarkets & Super Centers–1.47%
BJ’s Wholesale Club Holdings, Inc.(b)	190,398	12,750,954

Industrial Machinery–3.12%
EnPro Industries, Inc.	91,025	10,019,122

Evoqua Water Technologies Corp.(b)	363,897	17,012,184

		27,031,306

Interactive Home Entertainment–1.00%
Zynga, Inc., Class A(b)	1,350,245	8,641,568

Interactive Media & Services–1.87%
Ziff Davis, Inc.(b)(c)	146,487	16,239,549

Internet & Direct Marketing Retail–0.65%
Overstock.com, Inc.(b)	95,291	5,623,122

Investment Banking & Brokerage–1.74%
Stifel Financial Corp.(c)	214,438	15,100,724

Leisure Facilities–0.81%
Cedar Fair L.P.(b)	140,118	7,014,307

Life Sciences Tools & Services–1.16%
Adaptive Biotechnologies Corp.(b)	136,435	3,828,366

NeoGenomics, Inc.(b)(c)	182,411	6,223,863

		10,052,229

Metal & Glass Containers–0.72%
Silgan Holdings, Inc.	145,947	6,252,369

Multi-Utilities–1.29%
Avista Corp.	263,092	11,178,779

Office Services & Supplies–0.54%
ACCO Brands Corp.	571,893	4,723,836

Oil & Gas Equipment & Services–0.50%
NOV, Inc.(c)	322,971	4,376,257

Oil & Gas Exploration & Production–1.77%
Chesapeake Energy Corp.(c)	119,247	7,693,816

CNX Resources Corp.(b)(c)	555,721	7,641,164

		15,334,980

Packaged Foods & Meats–1.42%
Simply Good Foods Co. (The)(b)	295,745	12,294,120

Personal Products–1.15%
BellRing Brands, Inc., Class A(b)	349,307	9,965,729

Pharmaceuticals–0.41%
Collegium Pharmaceutical, Inc.(b)	191,482	3,576,884

Property & Casualty Insurance-0.87%
Definity Financial Corp. (Canada)(b)	324,841	7,583,347

Regional Banks–7.83%
BankUnited, Inc.(c)	235,828	9,977,883

Berkshire Hills Bancorp, Inc.(c)	194,886	5,540,609

Cathay General Bancorp	197,416	8,486,914

	Shares	Value

Regional Banks–(continued)
FB Financial Corp.	105,435	$4,620,162

Heritage Financial Corp.	203,143	4,964,815

OceanFirst Financial Corp.	249,520	5,539,344

Pacific Premier Bancorp, Inc.	245,483	9,826,684

Silvergate Capital Corp., Class A(b)	28,795	4,267,419

Sterling Bancorp	571,038	14,727,070

		67,950,900

Research & Consulting Services–2.86%
CACI International, Inc., Class A(b)	41,379	11,139,640

KBR, Inc.(c)	287,180	13,675,512

		24,815,152

Restaurants–1.91%
Denny’s Corp.(b)(c)	526,249	8,419,984

Texas Roadhouse, Inc.	91,704	8,187,333

		16,607,317

Semiconductor Equipment–3.02%
Azenta, Inc.(c)	154,136	15,892,963

MKS Instruments, Inc.(c)	59,257	10,320,792

		26,213,755

Semiconductors–2.15%
Allegro MicroSystems, Inc. (Japan)(b)	170,599	6,172,272

Semtech Corp.(b)	140,350	12,481,325

		18,653,597

Specialized REITs–3.19%
Four Corners Property Trust, Inc.	408,232	12,006,103

National Storage Affiliates Trust	226,598	15,680,582

		27,686,685

Specialty Chemicals–1.38%
Amyris, Inc.(b)(c)	427,133	2,310,789

Diversey Holdings Ltd.(b)(c)	378,501	5,037,848

NewMarket Corp.(c)	13,373	4,583,195

		11,931,832

Systems Software–0.49%
BlackBerry Ltd. (Canada)(b)	458,649	4,288,368

Thrifts & Mortgage Finance–1.51%
WSFS Financial Corp.	260,561	13,059,317

Total Common Stocks & Other Equity Interests (Cost $544,241,271)		853,001,124

Money Market Funds–1.85%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	5,719,425	5,719,425

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(d)(e)	3,797,192	3,797,951

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	6,536,485	6,536,485

Total Money Market Funds (Cost $16,053,861)		16,053,861

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.15% (Cost $560,295,132)		869,054,985

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Small Cap Fund®

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–9.67%
Invesco Private Government Fund, 0.02%(d)(e)(f)	25,179,539	$25,179,539

Invesco Private Prime Fund, 0.11%(d)(e)(f)	58,740,510	58,752,256

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $83,932,322)		83,931,795

TOTAL INVESTMENTS IN SECURITIES–109.82% (Cost $644,227,454)		952,986,780

OTHER ASSETS LESS LIABILITIES–(9.82)%		(85,227,721)

NET ASSETS–100.00%		$867,759,059

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value
	December 31, 2020	at Cost	from Sales	(Depreciation)	(Loss)	December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 1,875,710	$ 70,603,609	$ (66,759,894)	$ -	$ -	$5,719,425	$ 1,029
Invesco Liquid Assets Portfolio, Institutional Class	1,339,636	49,775,901	(47,317,327)	92	(351)	3,797,951	369
Invesco Treasury Portfolio, Institutional Class	2,143,668	80,689,839	(76,297,022)	-	-	6,536,485	442
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,231,743	149,546,977	(126,599,181)	-	-	25,179,539	2,246*
Invesco Private Prime Fund	3,347,614	279,190,039	(223,774,908)	(527)	(9,962)	58,752,256	29,773*
Total	$10,938,371	$629,806,365	$(540,748,332)	$(435)	$(10,313)	$99,985,656	$ 33,859

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Small Cap Fund®

Statement of Assets and Liabilities

December 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $ 544,241,271)*	$853,001,124
Investments in affiliated money market funds, at value (Cost $ 99,986,183)	99,985,656
Cash	104,338
Receivable for:
Fund shares sold	725,868
Dividends	328,485
Investment for trustee deferred compensation and retirement plans	105,993
Other assets	3,296
Total assets	954,254,760

Liabilities:
Payable for:
Investments purchased	1,432,659
Fund shares reacquired	459,136
Collateral upon return of securities loaned	83,932,322
Accrued fees to affiliates	501,958
Accrued other operating expenses	63,633
Trustee deferred compensation and retirement plans	105,993
Total liabilities	86,495,701
Net assets applicable to shares outstanding	$867,759,059

Net assets consist of:
Shares of beneficial interest	$479,418,749
Distributable earnings	388,340,310
$867,759,059

Net Assets:
Series I	$158,060,165
Series II	$709,698,894

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,022,306
Series II	23,019,661
Series I:
Net asset value per share	$31.47
Series II:
Net asset value per share	$30.83

*	At December 31, 2021, securities with an aggregate value of $81,375,130 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:

Dividends	$6,919,783

Dividends from affiliated money market funds (includes securities lending income of $47,624)	49,464

Total investment income	6,969,247

Expenses:
Advisory fees	5,784,124

Administrative services fees	1,383,119

Custodian fees	7,729

Distribution fees - Series II	1,756,290

Transfer agent fees	49,913

Trustees’ and officers’ fees and benefits	29,318

Professional services fees	51,298

Other	(251,325)

Total expenses	8,810,466

Less: Fees waived	(305,668)

Net expenses	8,504,798

Net investment income (loss)	(1,535,551)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $6,166,991)	91,700,132

Affiliated investment securities	(10,313)

Foreign currencies	(2,463)

91,687,356

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	74,780,487

Affiliated investment securities	(435)

74,780,052

Net realized and unrealized gain	166,467,408

Net increase in net assets resulting from operations	$164,931,857

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Small Cap Fund®

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(1,535,551)	$1,268,260

Net realized gain	91,687,356	49,208,743

Change in net unrealized appreciation	74,780,052	81,826,822

Net increase in net assets resulting from operations	164,931,857	132,303,825

Distributions to shareholders from distributable earnings:
Series I	(9,909,775)	(1,994,674)

Series II	(45,346,362)	(9,921,357)

Total distributions from distributable earnings	(55,256,137)	(11,916,031)

Share transactions-net:
Series I	21,710,271	(7,562,317)

Series II	(33,389,733)	(58,085,112)

Net increase (decrease) in net assets resulting from share transactions	(11,679,462)	(65,647,429)

Net increase in net assets	97,996,258	54,740,365

Net assets:
Beginning of year	769,762,801	715,022,436

End of year	$867,759,059	$769,762,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Small Cap Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income (loss) to average net assets	Portfolio turnover (d)
Series I
Year ended 12/31/21	$27.42	$0.01	$6.19	$6.20	$(0.12)	$(2.03)	$(2.15)	$31.47	22.55%	$158,060	0.80%	0.84%	0.03%	32%
Year ended 12/31/20	23.32	0.09	4.47	4.56	(0.14)	(0.32)	(0.46)	27.42	19.93	119,377	0.80	0.91	0.41	35
Year ended 12/31/19	20.36	0.11	5.06	5.17	(0.05)	(2.16)	(2.21)	23.32	26.47	109,695	0.80	0.86	0.49	36
Year ended 12/31/18	25.79	0.07	(2.07)	(2.00)	(0.08)	(3.35)	(3.43)	20.36	(10.32)	123,962	0.80	0.83	0.28	45
Year ended 12/31/17	24.08	0.07	3.22	3.29	(0.22)	(1.36)	(1.58)	25.79	14.15	152,617	0.80	0.80	0.28	42
Series II
Year ended 12/31/21	26.91	(0.07)	6.08	6.01	(0.06)	(2.03)	(2.09)	30.83	22.26	709,699	1.05	1.09	(0.22)	32
Year ended 12/31/20	22.89	0.03	4.39	4.42	(0.08)	(0.32)	(0.40)	26.91	19.63	650,386	1.05	1.16	0.16	35
Year ended 12/31/19	20.03	0.05	4.97	5.02	0.00	(2.16)	(2.16)	22.89	26.13	605,327	1.05	1.11	0.25	36
Year ended 12/31/18	25.42	0.01	(2.03)	(2.02)	(0.02)	(3.35)	(3.37)	20.03	(10.54)	735,969	1.05	1.08	0.03	45
Year ended 12/31/17	23.75	0.01	3.18	3.19	(0.16)	(1.36)	(1.52)	25.42	13.91	935,793	1.05	1.05	0.03	42

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended December 31, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Main Street Small Cap Fund®

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Main Street Small Cap Fund®, formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund®, (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. Main Street Small Cap Fund®

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities

Invesco V.I. Main Street Small Cap Fund®

lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $ 200 million	0.750%

Next $ 200 million	0.720%

Next $ 200 million	0.690%

Next $ 200 million	0.660%

Next $ 200 million	0.600%

Next $ 4 billion	0.580%

Over $5 billion	0.560%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.69%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least April 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of the Fund’s average daily net assets (the “expense limits”). Effective May 1, 2022, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $305,668.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $118,345 for accounting and fund administrative services and was reimbursed $1,264,774 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2021, the Fund incurred $1,602 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily

Invesco V.I. Main Street Small Cap Fund®

available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$853,001,124	$–	$–	$853,001,124
Money Market Funds	16,053,861	83,931,795	–	99,985,656
Total Investments	$869,054,985	$83,931,795	$–	$952,986,780

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities purchases of $776,123 and securities sales of $10,067,723, which resulted in net realized gains of $6,166,991.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020
Ordinary income*	$9,108,838	$2,600,095
Long-term capital gain	46,147,299	9,315,936
Total distributions	$55,256,137	$11,916,031

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$ 14,016,670

Undistributed long-term capital gain	76,062,616

Net unrealized appreciation – investments	307,767,240

Temporary book/tax differences	(9,506,216)

Shares of beneficial interest	479,418,749

Total net assets	$867,759,059

Invesco V.I. Main Street Small Cap Fund®

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $260,660,159 and $337,253,903, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$340,961,286

Aggregate unrealized (depreciation) of investments	(33,194,046)

Net unrealized appreciation of investments	$307,767,240

    Cost of investments for tax purposes is $645,219,540.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and partnerships, on December 31, 2021, undistributed net investment income (loss) was decreased by $1,908,391, undistributed net realized gain was increased by $1,970,091 and shares of beneficial interest was decreased by $61,700. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	1,168,250	$37,302,772	768,674	$16,458,610

Series II	2,282,180	70,992,182	2,822,113	51,901,552

Issued as reinvestment of dividends:
Series I	312,217	9,909,775	85,498	1,994,674

Series II	1,457,614	45,346,362	433,058	9,921,357

Reacquired:
Series I	(811,387)	(25,502,276)	(1,204,533)	(26,015,601)

Series II	(4,884,772)	(149,728,277)	(5,530,234)	(119,908,021)

Net increase (decrease) in share activity	(475,898)	$(11,679,462)	(2,625,424)	$(65,647,429)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Main Street Small Cap Fund®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Main Street Small Cap Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Main Street Small Cap Fund® (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Oppenheimer Main Street Small Cap Fund/VA (subsequently renamed Invesco V.I. Main Street Small Cap Fund®) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Main Street Small Cap Fund®

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,039.40	$4.11	$1,021.17	$4.08	0.80%
Series II	1,000.00	1,038.20	5.39	1,019.91	5.35	1.05

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Main Street Small Cap Fund®

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$46,147,299
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	68.94%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Main Street Small Cap Fund®

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP_	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Main Street Small Cap Fund®

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E. Atlanta, GA 30309	11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Main Street Small Cap Fund®

Annual Report to Shareholders	December 31, 2021

Invesco V.I. S&P 500 Index Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	MS-VISPI-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. S&P 500 Index Fund (the Fund) underperformed the S&P 500 Index, the Fund’s broad market/style-specific benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	28.27%
Series II Shares	27.90
S&P 500 Index▼ (Broad Market/Style-Specific Index)	28.71
Lipper VUF S&P 500 Funds Index∎ (Peer Group Index)	28.03
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    The Invesco V.I. S&P 500 Index Fund invests in stocks in approximately the same proportion as they are represented in the S&P 500 Index. During the fiscal year, all sectors contributed to the Fund’s overall performance. The information technology sector was the largest contributor, followed by the financials and health care sectors, respectively.

    Leading contributors to the Fund’s performance for the fiscal year included Microsoft, Apple, and NVIDIA. Microsoft and Apple repeatedly delivered strong earnings and increased revenue growth during the year. The top detractor from the Fund’s performance was Walt Disney. The stock’s negative return was associated with earnings results missing analyst estimates and underwhelming subscriber growth to its Disney+ platform in the fourth quarter of 2021. Another detractor from Fund performance was PayPal. Paypal’s stock suffered in 2021 as revenue growth slowed and margins narrowed due to rising expenses.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which generated a positive return and were a slight contributor to Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, we believe derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco V.I. S&P 500 Index Fund.

1	Source: Bloomberg LP

2	Source: US Bureau of Economic Analysis

3	Source: US Bureau of Labor Statistics

4	Source: Lipper Inc.

Portfolio manager(s):

Pratik Doshi

Peter Hubbard

Michael Jeanette

Tony Seisser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/31/11

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21

Series I Shares
Inception (5/18/98)	8.03%
10 Years	16.11
5 Years	17.99
1 Year	28.27

Series II Shares
Inception (6/5/00)	7.04%
10 Years	15.82
5 Years	17.70
1 Year	27.90

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment Series S&P 500 Index Portfolio advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. S&P 500 Index Fund. Returns shown above, prior to June 1, 2010, for Series I and Series II shares are those of the Class X shares and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. S&P 500 Index Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. S&P 500 Index Fund

Supplemental Information

Invesco V.I. S&P 500 Index Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Lipper VUF S&P 500® Funds Index is an unmanaged index considered representative of S&P 500 variable insurance underlying funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. S&P 500 Index Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	28.92%
Health Care	13.16
Consumer Discretionary	12.45
Financials	10.61
Communication Services	10.05
Industrials	7.74
Consumer Staples	5.82
Real Estate	2.74
Energy	2.65
Materials	2.56
Utilities	2.47
Money Market Funds Plus Other Assets Less Liabilities	0.83

Top 10 Equity Holdings*

		% of total net assets
1.	Apple, Inc.	6.80%
2.	Microsoft Corp.	6.21
3.	Amazon.com, Inc.	3.57
4.	Alphabet, Inc., Class A	2.14
5.	Tesla, Inc.	2.11
6.	Alphabet, Inc., Class C	1.99
7.	Meta Platforms, Inc., Class A	1.96
8.	NVIDIA Corp.	1.81
9.	.Berkshire Hathaway, Inc., Class B	1.35
10.	UnitedHealth Group, Inc.	1.16

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. S&P 500 Index Fund

Schedule of Investments(a)

December 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests–99.17%
Advertising–0.08%
Interpublic Group of Cos., Inc. (The)	1,033	$38,686

Omnicom Group, Inc.	548	40,152

		78,838

Aerospace & Defense–1.34%
Boeing Co. (The)(b)	1,376	277,016

General Dynamics Corp.	582	121,330

Howmet Aerospace, Inc.	988	31,448

Huntington Ingalls Industries, Inc.	103	19,234

L3Harris Technologies, Inc.	504	107,473

Lockheed Martin Corp.	619	219,999

Northrop Grumman Corp.	378	146,312

Raytheon Technologies Corp.	3,792	326,339

Textron, Inc.	574	44,313

TransDigm Group, Inc.(b)	131	83,353

		1,376,817

Agricultural & Farm Machinery–0.24%
Deere & Co.	713	244,481

Agricultural Products–0.09%
Archer-Daniels-Midland Co.	1,428	96,518

Air Freight & Logistics–0.63%
C.H. Robinson Worldwide, Inc.	337	36,272

Expeditors International of Washington, Inc.	435	58,416

FedEx Corp.	611	158,029

United Parcel Service, Inc., Class B	1,827	391,599

		644,316

Airlines–0.21%
Alaska Air Group, Inc.(b)	340	17,714

American Airlines Group, Inc.(b)	1,688	30,316

Delta Air Lines, Inc.(b)	1,638	64,013

Southwest Airlines Co.(b)	1,514	64,860

United Airlines Holdings, Inc.(b)	842	36,863

		213,766

Alternative Carriers–0.03%
Lumen Technologies, Inc.	2,327	29,204

Apparel Retail–0.33%
Gap, Inc. (The)	564	9,955

Ross Stores, Inc.	898	102,623

TJX Cos., Inc. (The)	3,030	230,038

		342,616

Apparel, Accessories & Luxury Goods–0.14%
PVH Corp.	182	19,410

Ralph Lauren Corp.	133	15,809

Tapestry, Inc.	714	28,989

Under Armour, Inc., Class A(b)	517	10,955

Under Armour, Inc., Class C(b)	534	9,633

VF Corp.	850	62,237

		147,033

	Shares	Value

Application Software–2.42%
Adobe, Inc.(b)	1,195	$677,637

ANSYS, Inc.(b)	223	89,450

Autodesk, Inc.(b)	550	154,654

Cadence Design Systems, Inc.(b)	694	129,327

Ceridian HCM Holding, Inc.(b)	345	36,039

Citrix Systems, Inc.	324	30,647

Intuit, Inc.	713	458,616

Paycom Software, Inc.(b)	123	51,068

PTC, Inc.(b)	278	33,680

salesforce.com, inc.(b)	2,472	628,209

Synopsys, Inc.(b)	383	141,135

Tyler Technologies, Inc.(b)	107	57,561

		2,488,023

Asset Management & Custody Banks–0.81%
Ameriprise Financial, Inc.	291	87,783

Bank of New York Mellon Corp. (The)	1,919	111,456

BlackRock, Inc.	359	328,686

Franklin Resources, Inc.	708	23,711

Invesco Ltd.(c)	874	20,119

Northern Trust Corp.	534	63,872

State Street Corp.	879	81,747

T. Rowe Price Group, Inc.	568	111,691

		829,065

Auto Parts & Equipment–0.14%
Aptiv PLC(b)	680	112,166

BorgWarner, Inc.	625	28,169

		140,335

Automobile Manufacturers–2.52%
Ford Motor Co.	9,864	204,875

General Motors Co.(b)	3,642	213,531

Tesla, Inc.(b)	2,054	2,170,626

		2,589,032

Automotive Retail–0.32%
Advance Auto Parts, Inc.	159	38,141

AutoZone, Inc.(b)	53	111,109

CarMax, Inc.(b)	417	54,306

O’Reilly Automotive, Inc.(b)	171	120,765

		324,321

Biotechnology–1.76%
AbbVie, Inc.(d)	4,465	604,561

Amgen, Inc.	1,425	320,582

Biogen, Inc.(b)	375	89,970

Gilead Sciences, Inc.	3,139	227,923

Incyte Corp.(b)	493	36,186

Moderna, Inc.(b)	880	223,502

Regeneron Pharmaceuticals, Inc.(b)	263	166,090

Vertex Pharmaceuticals, Inc.(b)	648	142,301

		1,811,115

Brewers–0.02%
Molson Coors Beverage Co., Class B	482	22,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Broadcasting–0.11%
Discovery, Inc., Class A(b)	446	$10,499

Discovery, Inc., Class C(b)	794	18,182

Fox Corp., Class A	813	30,000

Fox Corp., Class B	380	13,023

ViacomCBS, Inc., Class B	1,550	46,779

		118,483

Building Products–0.51%
A.O. Smith Corp.	354	30,391

Allegion PLC	230	30,461

Carrier Global Corp.	2,177	118,080

Fortune Brands Home & Security, Inc.	353	37,736

Johnson Controls International PLC	1,794	145,870

Masco Corp.	621	43,607

Trane Technologies PLC	602	121,622

		527,767

Cable & Satellite–0.78%
Charter Communications, Inc., Class A(b)	312	203,415

Comcast Corp., Class A	11,477	577,637

DISH Network Corp., Class A(b)	650	21,086

		802,138

Casinos & Gaming–0.17%
Caesars Entertainment, Inc.(b)	550	51,442

Las Vegas Sands Corp.(b)	869	32,709

MGM Resorts International	1,024	45,957

Penn National Gaming, Inc.(b)	408	21,155

Wynn Resorts Ltd.(b)	275	23,386

		174,649

Commodity Chemicals–0.16%
Dow, Inc.	1,881	106,690

LyondellBasell Industries N.V., Class A	681	62,809

		169,499

Communications Equipment–0.92%
Arista Networks, Inc.(b)	580	83,375

Cisco Systems, Inc.	10,651	674,954

F5, Inc.(b)	155	37,930

Juniper Networks, Inc.	832	29,710

Motorola Solutions, Inc.	427	116,016

		941,985

Computer & Electronics Retail–0.05%
Best Buy Co., Inc.	559	56,794

Construction & Engineering–0.04%
Quanta Services, Inc.	366	41,966

Construction Machinery & Heavy Trucks–0.47%
Caterpillar, Inc.	1,371	283,440

Cummins, Inc.	361	78,749

PACCAR, Inc.	889	78,463

Wabtec Corp.	469	43,200

		483,852

Construction Materials–0.14%
Martin Marietta Materials, Inc.	160	70,483

Vulcan Materials Co.	339	70,370

		140,853

	Shares	Value

Consumer Electronics–0.05%
Garmin Ltd.	396	$53,923

Consumer Finance–0.55%
American Express Co.	1,584	259,142

Capital One Financial Corp.	1,075	155,972

Discover Financial Services	740	85,514

Synchrony Financial	1,382	64,111

		564,739

Copper–0.15%
Freeport-McMoRan, Inc.	3,682	153,650

Data Processing & Outsourced Services–3.10%
Automatic Data Processing, Inc.	1,065	262,608

Broadridge Financial Solutions, Inc.	297	54,297

Fidelity National Information Services, Inc.	1,552	169,401

Fiserv, Inc.(b)	1,496	155,270

FleetCor Technologies, Inc.(b)	211	47,230

Global Payments, Inc.	739	99,898

Jack Henry & Associates, Inc.	190	31,728

Mastercard, Inc., Class A	2,186	785,473

Paychex, Inc.	820	111,930

PayPal Holdings, Inc.(b)	2,948	555,934

Visa, Inc., Class A	4,236	917,984

		3,191,753

Distillers & Vintners–0.14%
Brown-Forman Corp., Class B	482	35,119

Constellation Brands, Inc., Class A	424	106,411

		141,530

Distributors–0.15%
Genuine Parts Co.	367	51,453

LKQ Corp.	692	41,541

Pool Corp.	103	58,298

		151,292

Diversified Banks–2.89%
Bank of America Corp.	18,188	809,184

Citigroup, Inc.	5,011	302,614

JPMorgan Chase & Co.	7,463	1,181,766

U.S. Bancorp	3,393	190,585

Wells Fargo & Co.	10,070	483,159

		2,967,308

Diversified Support Services–0.18%
Cintas Corp.	226	100,156

Copart, Inc.(b)	550	83,391

		183,547

Drug Retail–0.09%
Walgreens Boots Alliance, Inc.	1,835	95,714

Electric Utilities–1.59%
Alliant Energy Corp.	640	39,341

American Electric Power Co., Inc.	1,255	111,657

Duke Energy Corp.	1,924	201,828

Edison International	971	66,271

Entergy Corp.	514	57,902

Evergy, Inc.	600	41,166

Eversource Energy	874	79,517

Exelon Corp.	2,453	141,685

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Electric Utilities–(continued)
FirstEnergy Corp.	1,393	$57,935

NextEra Energy, Inc.	4,910	458,398

NRG Energy, Inc.	626	26,968

Pinnacle West Capital Corp.	289	20,401

PPL Corp.	1,970	59,218

Southern Co. (The)	2,649	181,668

Xcel Energy, Inc.	1,385	93,764

		1,637,719

Electrical Components & Equipment–0.54%
AMETEK, Inc.	588	86,460

Eaton Corp. PLC	1,000	172,820

Emerson Electric Co.	1,502	139,641

Generac Holdings, Inc.(b)	160	56,307

Rockwell Automation, Inc.	290	101,166

		556,394

Electronic Components–0.20%
Amphenol Corp., Class A	1,496	130,840

Corning, Inc.	1,968	73,269

		204,109

Electronic Equipment & Instruments–0.28%
Keysight Technologies, Inc.(b)	471	97,266

Teledyne Technologies, Inc.(b)	121	52,864

Trimble, Inc.(b)	644	56,150

Zebra Technologies Corp., Class A(b)	136	80,947

		287,227

Electronic Manufacturing Services–0.15%
IPG Photonics Corp.(b)	99	17,042
TE Connectivity Ltd.	826	133,267

		150,309

Environmental & Facilities Services–0.25%
Republic Services, Inc.	538	75,024

Rollins, Inc.	575	19,671

Waste Management, Inc.	973	162,394

		257,089

Fertilizers & Agricultural Chemicals–0.20%
CF Industries Holdings, Inc.	559	39,566

Corteva, Inc.	1,879	88,839

FMC Corp.	340	37,363

Mosaic Co. (The)	905	35,557

		201,325

Financial Exchanges & Data–1.12%
Cboe Global Markets, Inc.	273	35,599

CME Group, Inc., Class A	898	205,157

FactSet Research Systems, Inc.	95	46,171

Intercontinental Exchange, Inc.	1,409	192,709

MarketAxess Holdings, Inc.	98	40,304

Moody’s Corp.	406	158,576

MSCI, Inc.	206	126,214

Nasdaq, Inc.	305	64,053

S&P Global, Inc.	603	284,574

		1,153,357

Food Distributors–0.10%
Sysco Corp.	1,289	101,251

	Shares	Value

Food Retail–0.08%
Kroger Co. (The)	1,741	$78,798

Footwear–0.52%
NIKE, Inc., Class B	3,207	534,511

Gas Utilities–0.03%
Atmos Energy Corp.	339	35,517

General Merchandise Stores–0.49%
Dollar General Corp.	591	139,376

Dollar Tree, Inc.(b)	568	79,815

Target Corp.	1,238	286,523

		505,714

Gold–0.12%
Newmont Corp.	2,005	124,350

Health Care Distributors–0.21%
AmerisourceBergen Corp.	389	51,694

Cardinal Health, Inc.	718	36,970

Henry Schein, Inc.(b)	373	28,919

McKesson Corp.	395	98,185

		215,768

Health Care Equipment–2.72%
Abbott Laboratories	4,447	625,871

ABIOMED, Inc.(b)	119	42,741

Baxter International, Inc.	1,284	110,219

Becton, Dickinson and Co.	721	181,317

Boston Scientific Corp.(b)	3,572	151,739

DexCom, Inc.(b)	243	130,479

Edwards Lifesciences Corp.(b)	1,556	201,580

Hologic, Inc.(b)	649	49,687

IDEXX Laboratories, Inc.(b)	214	140,911

Intuitive Surgical, Inc.(b)	897	322,292

Medtronic PLC	3,367	348,316

ResMed, Inc.	373	97,159

STERIS PLC	257	62,556

Stryker Corp.	842	225,168

Teleflex, Inc.	119	39,089

Zimmer Biomet Holdings, Inc.	535	67,966

		2,797,090

Health Care Facilities–0.18%
HCA Healthcare, Inc.	605	155,437

Universal Health Services, Inc., Class B	194	25,154

		180,591

Health Care REITs–0.19%
Healthpeak Properties, Inc.	1,380	49,804

Ventas, Inc.	991	50,660

Welltower, Inc.	1,069	91,688

		192,152

Health Care Services–0.66%
Cigna Corp.	837	192,200

CVS Health Corp.	3,297	340,119

DaVita, Inc.(b)	168	19,112

Laboratory Corp. of America Holdings(b)	248	77,924

Quest Diagnostics, Inc.	313	54,152

		683,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Health Care Supplies–0.20%
Align Technology, Inc.(b)	184	$120,921

Cooper Cos., Inc. (The)	126	52,786

DENTSPLY SIRONA, Inc.	559	31,187

		204,894

Health Care Technology–0.07%
Cerner Corp.	756	70,210

Home Furnishings–0.03%
Mohawk Industries, Inc.(b)	143	26,052

Home Improvement Retail–1.52%
Home Depot, Inc. (The)	2,668	1,107,247

Lowe’s Cos., Inc.	1,749	452,081

		1,559,328

Homebuilding–0.25%
D.R. Horton, Inc.	834	90,447

Lennar Corp., Class A	703	81,661

NVR, Inc.(b)	8	47,271

PulteGroup, Inc.	664	37,954

		257,333

Hotel & Resort REITs–0.03%
Host Hotels & Resorts, Inc.(b)	1,852	32,206

Hotels, Resorts & Cruise Lines–0.63%
Booking Holdings, Inc.(b)	104	249,520

Carnival Corp.(b)	2,043	41,105

Expedia Group, Inc.(b)	367	66,324

Hilton Worldwide Holdings, Inc.(b)	701	109,349

Marriott International, Inc., Class A(b)	686	113,355

Norwegian Cruise Line Holdings Ltd.(b)	947	19,641

Royal Caribbean Cruises Ltd.(b)	578	44,448

		643,742

Household Appliances–0.03%
Whirlpool Corp.	153	35,903

Household Products–1.38%
Church & Dwight Co., Inc.	628	64,370

Clorox Co. (The)	315	54,923

Colgate-Palmolive Co.	2,118	180,750

Kimberly-Clark Corp.	844	120,625

Procter & Gamble Co. (The)	6,091	996,366

		1,417,034

Housewares & Specialties–0.02%
Newell Brands, Inc.	968	21,141

Human Resource & Employment Services–0.03%
Robert Half International, Inc.	287	32,006

Hypermarkets & Super Centers–1.12%
Costco Wholesale Corp.	1,116	633,553
Walmart, Inc.	3,586	518,858

		1,152,411

Independent Power Producers & Energy Traders–0.04%
AES Corp. (The)	1,705	41,431

Industrial Conglomerates–0.98%
3M Co.	1,450	257,564

	Shares	Value
Industrial Conglomerates–(continued)
General Electric Co.	2,747	$259,509

Honeywell International, Inc.	1,738	362,390

Roper Technologies, Inc.	265	130,343

		1,009,806

Industrial Gases–0.60%
Air Products and Chemicals, Inc.	554	168,560

Linde PLC (United Kingdom)	1,296	448,973

		617,533

Industrial Machinery–0.80%
Dover Corp.	369	67,010

Fortive Corp.	917	69,958

IDEX Corp.	194	45,846

Illinois Tool Works, Inc.	720	177,696

Ingersoll Rand, Inc.	1,037	64,159

Otis Worldwide Corp.	1,092	95,080

Parker-Hannifin Corp.	330	104,980

Pentair PLC	439	32,060

Snap-on, Inc.	142	30,584

Stanley Black & Decker, Inc.	417	78,655

Xylem, Inc.	462	55,403

		821,431

Industrial REITs–0.37%
Duke Realty Corp.	990	64,983

Prologis, Inc.	1,852	311,803

		376,786

Insurance Brokers–0.58%
Aon PLC, Class A	556	167,111

Arthur J. Gallagher & Co.	530	89,925

Brown & Brown, Inc.	599	42,098

Marsh & McLennan Cos., Inc.	1,273	221,273

Willis Towers Watson PLC	315	74,809

		595,216

Integrated Oil & Gas–1.25%
Chevron Corp.	4,838	567,739

Exxon Mobil Corp.	10,692	654,244

Occidental Petroleum Corp.	2,218	64,300

		1,286,283

Integrated Telecommunication Services–0.95%
AT&T, Inc.	17,873	439,676

Verizon Communications, Inc.	10,364	538,513

		978,189

Interactive Home Entertainment–0.27%
Activision Blizzard, Inc.	1,951	129,800

Electronic Arts, Inc.	730	96,287

Take-Two Interactive Software, Inc.(b)	291	51,716

		277,803

Interactive Media & Services–6.26%
Alphabet, Inc., Class A(b)	760	2,201,750

Alphabet, Inc., Class C(b)	706	2,042,875

Match Group, Inc.(b)	694	91,781

Meta Platforms, Inc., Class A(b)	5,982	2,012,046

Twitter, Inc.(b)	1,998	86,354

		6,434,806

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Internet & Direct Marketing Retail–3.74%
Amazon.com, Inc.(b)	1,102	$3,674,443

eBay, Inc.	1,581	105,136

Etsy, Inc.(b)	323	70,718

		3,850,297

Internet Services & Infrastructure–0.11%
Akamai Technologies, Inc.(b)	417	48,806

VeriSign, Inc.(b)	250	63,455

		112,261

Investment Banking & Brokerage–1.02%
Charles Schwab Corp. (The)	3,755	315,796

Goldman Sachs Group, Inc. (The)	846	323,637

Morgan Stanley	3,625	355,830

Raymond James Financial, Inc.	486	48,794

		1,044,057

IT Consulting & Other Services–1.23%
Accenture PLC, Class A	1,590	659,135

Cognizant Technology Solutions Corp., Class A	1,321	117,199

DXC Technology Co.(b)	663	21,342

EPAM Systems, Inc.(b)	142	94,920

Gartner, Inc.(b)	214	71,544

International Business Machines Corp.	2,249	300,601

		1,264,741

Leisure Products–0.03%
Hasbro, Inc.	331	33,689

Life & Health Insurance–0.40%
Aflac, Inc.	1,579	92,198

Globe Life, Inc.	246	23,055

Lincoln National Corp.	452	30,854

MetLife, Inc.	1,827	114,169

Principal Financial Group, Inc.	639	46,219

Prudential Financial, Inc.	971	105,101

		411,596

Life Sciences Tools & Services–1.99%
Agilent Technologies, Inc.	760	121,334

Bio-Rad Laboratories, Inc., Class A(b)	55	41,556

Bio-Techne Corp.	100	51,734

Charles River Laboratories International, Inc.(b)	129	48,605

Danaher Corp.	1,594	524,442

Illumina, Inc.(b)	395	150,274

IQVIA Holdings, Inc.(b)	480	135,427

Mettler-Toledo International, Inc.(b)	59	100,135

PerkinElmer, Inc.	319	64,138

Thermo Fisher Scientific, Inc.	995	663,904

Waters Corp.(b)	155	57,753

West Pharmaceutical Services, Inc.	186	87,236

		2,046,538

Managed Health Care–1.70%
Anthem, Inc.	613	284,150

Centene Corp.(b)	1,469	121,046

Humana, Inc.	322	149,363

UnitedHealth Group, Inc.	2,379	1,194,591

		1,749,150

	Shares	Value

Metal & Glass Containers–0.08%
Ball Corp.	836	$80,482

Movies & Entertainment–1.38%
Live Nation Entertainment, Inc.(b)	337	40,336

Netflix, Inc.(b)	1,111	669,311

Walt Disney Co. (The)(b)	4,559	706,143

		1,415,790

Multi-line Insurance–0.20%
American International Group, Inc.	2,097	119,235

Assurant, Inc.	151	23,535

Hartford Financial Services Group, Inc. (The)	889	61,377

		204,147

Multi-Sector Holdings–1.34%
Berkshire Hathaway, Inc., Class B(b)(e)	4,625	1,382,875

Multi-Utilities–0.72%
Ameren Corp.	670	59,637

CenterPoint Energy, Inc.	1,459	40,721

CMS Energy Corp.	742	48,267

Consolidated Edison, Inc.	906	77,300

Dominion Energy, Inc.	2,020	158,691

DTE Energy Co.	496	59,292

NiSource, Inc.	1,004	27,720

Public Service Enterprise Group, Inc.	1,291	86,148

Sempra Energy	802	106,088

WEC Energy Group, Inc.	808	78,433

		742,297

Office REITs–0.14%
Alexandria Real Estate Equities, Inc.	355	79,151

Boston Properties, Inc.	364	41,925

Vornado Realty Trust	430	18,000

		139,076

Oil & Gas Equipment & Services–0.20%
Baker Hughes Co., Class A	2,120	51,007

Halliburton Co.	2,279	52,121

Schlumberger N.V.	3,509	105,094

		208,222

Oil & Gas Exploration & Production–0.72%
APA Corp.	968	26,029

ConocoPhillips	3,331	240,432

Coterra Energy, Inc.	2,074	39,406

Devon Energy Corp.	1,566	68,982

Diamondback Energy, Inc.	436	47,023

EOG Resources, Inc.	1,465	130,136

Hess Corp.	705	52,191

Marathon Oil Corp.	2,053	33,710

Pioneer Natural Resources Co.	570	103,672

		741,581

Oil & Gas Refining & Marketing–0.25%
Marathon Petroleum Corp.	1,555	99,505

Phillips 66	1,114	80,720

Valero Energy Corp.	1,046	78,565

		258,790

Oil & Gas Storage & Transportation–0.22%
Kinder Morgan, Inc.	4,970	78,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Oil & Gas Storage & Transportation–(continued)
ONEOK, Inc.	1,140	$66,986

Williams Cos., Inc. (The)	3,110	80,985

		226,795

Packaged Foods & Meats–0.78%
Campbell Soup Co.	527	22,903

Conagra Brands, Inc.	1,259	42,995

General Mills, Inc.	1,557	104,911

Hershey Co. (The)	372	71,971

Hormel Foods Corp.	721	35,192

JM Smucker Co. (The)	277	37,622

Kellogg Co.	672	43,290

Kraft Heinz Co. (The)	1,715	61,569

Lamb Weston Holdings, Inc.	372	23,577

McCormick & Co., Inc.	638	61,637

Mondelez International, Inc., Class A	3,516	233,146

Tyson Foods, Inc., Class A	754	65,719

		804,532

Paper Packaging–0.22%
Amcor PLC	3,826	45,950

Avery Dennison Corp.	212	45,913

International Paper Co.	1,000	46,980

Packaging Corp. of America	251	34,174

Sealed Air Corp.	403	27,190

WestRock Co.	697	30,919

		231,126

Personal Products–0.21%
Estee Lauder Cos., Inc. (The), Class A	579	214,346

Pharmaceuticals–3.66%
Bristol-Myers Squibb Co.	5,592	348,661

Catalent, Inc.(b)	436	55,821

Eli Lilly and Co.	1,992	550,230

Johnson & Johnson	6,648	1,137,274

Merck & Co., Inc.	6,339	485,821

Organon & Co.	649	19,762

Pfizer, Inc.	14,175	837,034

Viatris, Inc.	3,095	41,875

Zoetis, Inc.	1,189	290,152

		3,766,630

Property & Casualty Insurance–0.63%
Allstate Corp. (The)	724	85,179

Chubb Ltd.	1,101	212,834

Cincinnati Financial Corp.	384	43,749

Loews Corp.	520	30,035

Progressive Corp. (The)	1,465	150,382

Travelers Cos., Inc. (The)	629	98,395

W.R. Berkley Corp.	367	30,237

		650,811

Publishing–0.03%
News Corp., Class A	1,001	22,332

News Corp., Class B	334	7,515

		29,847

Railroads–0.78%
CSX Corp.	5,601	210,598

Norfolk Southern Corp.	621	184,878

	Shares	Value

Railroads–(continued)
Union Pacific Corp.	1,624	$409,134

		804,610

Real Estate Services–0.09%
CBRE Group, Inc., Class A(b)	859	93,210

Regional Banks–1.05%
Citizens Financial Group, Inc.	1,091	51,550

Comerica, Inc.	343	29,841

Fifth Third Bancorp	1,767	76,953

First Republic Bank	447	92,310

Huntington Bancshares, Inc.	3,779	58,272

KeyCorp	2,448	56,622

M&T Bank Corp.	329	50,528

People’s United Financial, Inc.	1,167	20,796

PNC Financial Services Group, Inc. (The)	1,064	213,353

Regions Financial Corp.	2,443	53,257

Signature Bank	153	49,491

SVB Financial Group(b)	147	99,701

Truist Financial Corp.	3,367	197,138

Zions Bancorporation N.A.	428	27,033

		1,076,845

Reinsurance–0.03%
Everest Re Group Ltd.	104	28,488

Research & Consulting Services–0.40%
Equifax, Inc.	311	91,058

IHS Markit Ltd.	1,000	132,920

Jacobs Engineering Group, Inc.	333	46,363

Leidos Holdings, Inc.	353	31,382

Nielsen Holdings PLC	918	18,828

Verisk Analytics, Inc.	412	94,237

		414,788

Residential REITs–0.33%
AvalonBay Communities, Inc.	355	89,670

Equity Residential	872	78,916

Essex Property Trust, Inc.	167	58,822

Mid-America Apartment Communities, Inc.	291	66,767

UDR, Inc.	714	42,833

		337,008

Restaurants–1.15%
Chipotle Mexican Grill, Inc.(b)	70	122,378

Darden Restaurants, Inc.	333	50,163

Domino’s Pizza, Inc.	95	53,611

McDonald’s Corp.	1,887	505,848

Starbucks Corp.	2,950	345,062

Yum! Brands, Inc.	740	102,756

		1,179,818

Retail REITs–0.32%
Federal Realty Investment Trust	179	24,401

Kimco Realty Corp.	1,602	39,489

Realty Income Corp.	1,413	101,157

Regency Centers Corp.	392	29,537

Simon Property Group, Inc.	824	131,651

		326,235

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Semiconductor Equipment–0.92%
Applied Materials, Inc.	2,280	$ 358,781
Enphase Energy, Inc.(b)	342	62,565
KLA Corp.	384	165,162
Lam Research Corp.	357	256,736
SolarEdge Technologies, Inc.(b)	133	37,316
Teradyne, Inc.	422	69,010
		949,570

Semiconductors–5.38%
Advanced Micro Devices, Inc.(b)	3,042	437,744
Analog Devices, Inc.	1,350	237,290
Broadcom, Inc.	1,040	692,026
Intel Corp.	10,179	524,218
Microchip Technology, Inc.	1,357	118,140
Micron Technology, Inc.	2,807	261,472
Monolithic Power Systems, Inc.	110	54,266
NVIDIA Corp.	6,314	1,857,011
NXP Semiconductors N.V. (China)	666	151,701
Qorvo, Inc.(b)	281	43,946
QUALCOMM, Inc.	2,823	516,242
Skyworks Solutions, Inc.	423	65,624
Texas Instruments, Inc.	2,312	435,743
Xilinx, Inc.	618	131,035
		5,526,458

Soft Drinks–1.24%
Coca-Cola Co. (The)	9,747	577,120
Monster Beverage Corp.(b)	951	91,334
PepsiCo, Inc.	3,468	602,426
		1,270,880

Specialized REITs–1.29%
American Tower Corp.	1,142	334,035
Crown Castle International Corp.	1,082	225,857
Digital Realty Trust, Inc.	709	125,401
Equinix, Inc.	225	190,314
Extra Space Storage, Inc.	342	77,542
Iron Mountain, Inc.	763	39,928
Public Storage	382	143,082
SBA Communications Corp., Class A	274	106,591
Weyerhaeuser Co.	1,919	79,024
		1,321,774

Specialty Chemicals–0.80%
Albemarle Corp.	299	69,897
Celanese Corp.	278	46,721
DuPont de Nemours, Inc.	1,312	105,983
Eastman Chemical Co.	347	41,956
Ecolab, Inc.	622	145,915
International Flavors & Fragrances, Inc.	638	96,115
PPG Industries, Inc.	608	104,843
Sherwin-Williams Co. (The)	608	214,113
		825,543

Specialty Stores–0.17%
Bath & Body Works, Inc.	678	47,318
Tractor Supply Co.	288	68,717
Ulta Beauty, Inc.(b)	140	57,727
		173,762

	Shares	Value

Steel–0.08%
Nucor Corp.	722	$ 82,416

Systems Software–7.02%
Fortinet, Inc.(b)	338	121,477
Microsoft Corp.	18,969	6,379,654
NortonLifeLock, Inc.	1,487	38,632
Oracle Corp.(d)	4,073	355,206
ServiceNow, Inc.(b)	497	322,608
		7,217,577

Technology Distributors–0.07%
CDW Corp.	352	72,083

Technology Hardware, Storage & Peripherals–7.12%
Apple, Inc.	39,391	6,994,660
Hewlett Packard Enterprise Co.	3,342	52,703
HP, Inc.	2,911	109,657
NetApp, Inc.	573	52,710
Seagate Technology Holdings PLC	531	59,993
Western Digital Corp.(b)	784	51,125
		7,320,848

Tobacco–0.57%
Altria Group, Inc.	4,632	219,510
Philip Morris International, Inc.	3,902	370,690
		590,200

Trading Companies & Distributors–0.21%
Fastenal Co.	1,466	93,912
United Rentals, Inc.(b)	185	61,474
W.W. Grainger, Inc.	109	56,488
		211,874

Trucking–0.13%
J.B. Hunt Transport Services, Inc.	221	45,172
Old Dominion Freight Line, Inc.	239	85,653
		130,825

Water Utilities–0.08%
American Water Works Co., Inc.	463	87,442

Wireless Telecommunication Services–0.17%
T-Mobile US, Inc.(b)	1,467	170,143
Total Common Stocks & Other Equity Interests (Cost $20,237,942)		101,949,658

Money Market Funds–0.83%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(f)	300,432	300,432
Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(c)(f)	210,066	210,108
Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(f)	343,350	343,350
Total Money Market Funds (Cost $853,901)		853,890
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $21,091,843)		102,803,548

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.94%
Invesco Private Government Fund, 0.02%(c)(f)(g)	290,129	290,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 0.11%(c)(f)(g)	676,832	$676,967

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $967,096)		967,096

TOTAL INVESTMENTS IN SECURITIES–100.94% (Cost $22,058,939)		103,770,644

OTHER ASSETS LESS LIABILITIES—(0.94)%		(963,768)

NET ASSETS–100.00%		$102,806,876

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Invesco Ltd.	$ 19,469	$ -	$ (6,308)	$6,905	$ 53	$ 20,119	$ 673
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	431,341	4,386,112	(4,517,021)	-	-	300,432	119
Invesco Liquid Assets Portfolio, Institutional Class	321,504	3,126,267	(3,237,624)	32	(71)	210,108	58
Invesco Treasury Portfolio, Institutional Class	492,961	5,012,699	(5,162,310)	-	-	343,350	50
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	5,899,151	(5,609,022)	-	-	290,129	9	*
Invesco Private Prime Fund	-	11,790,784	(11,113,714)	-	(103)	676,967	134	*
Total	$1,265,275	$30,215,013	$(29,645,999)	$6,937	$(121)	$1,841,105	$1,043

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	All or a portion of this security was out on loan at December 31, 2021.
(e)

All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J. (f) The rate shown is the 7-day SEC standardized yield as of December 31, 2021.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	3	March-2022	$713,775	$15,434	$15,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $ 20,219,772)*	$101,929,539

Investments in affiliates, at value (Cost $ 1,839,167)	1,841,105

Cash	10,508

Receivable for:
Investments sold	101

Fund shares sold	36,601

Dividends	61,390

Investment for trustee deferred compensation and retirement plans	37,836

Other assets	386

Total assets	103,917,466

Liabilities:
Other investments:
Variation margin payable - futures contracts	1,703

Payable for:
Fund shares reacquired	5,764

Collateral upon return of securities loaned	967,096

Accrued fees to affiliates	51,200

Accrued other operating expenses	40,861

Trustee deferred compensation and retirement plans	43,966

Total liabilities	1,110,590

Net assets applicable to shares outstanding	$102,806,876

Net assets consist of:
Shares of beneficial interest	$11,921,879

Distributable earnings	90,884,997

$102,806,876

Net Assets:
Series I	$42,430,119

Series II	$60,376,757

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	1,837,790

Series II	2,637,754

Series I:
Net asset value per share	$23.09

Series II:
Net asset value per share	$22.89

* At December 31, 2021, securities with an aggregate value of $ 941,378 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $180)	$1,330,029

Dividends from affiliates (includes securities lending income of $168)	1,068

Total investment income	1,331,097

Expenses:
Advisory fees	117,207

Administrative services fees	160,264

Custodian fees	5,704

Distribution fees - Series II	141,316

Transfer agent fees	4,240

Trustees’ and officers’ fees and benefits	23,697

Licensing fees	18,631

Reports to shareholders	10,232

Professional services fees	41,970

Other	5,841

Total expenses	529,102

Less: Fees waived	(582)

Net expenses	528,520

Net investment income	802,577

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	10,059,396

Affiliated investment securities	(121)

Futures contracts	347,231

10,406,506

Change in net unrealized appreciation (depreciation) of: Unaffiliated investment securities	12,922,935

Affiliated investment securities	6,937

Futures contracts	(10,901)

12,918,971

Net realized and unrealized gain	23,325,477

Net increase in net assets resulting from operations	$24,128,054

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$802,577	$1,073,565

Net realized gain	10,406,506	10,364,311

Change in net unrealized appreciation	12,918,971	2,609,849

Net increase in net assets resulting from operations	24,128,054	14,047,725

Distributions to shareholders from distributable earnings:
Series I	(4,643,471)	(2,904,454)

Series II	(6,630,158)	(3,939,993)

Total distributions from distributable earnings	(11,273,629)	(6,844,447)

Share transactions–net:
Series I	(1,996,289)	(1,001,963)

Series II	44,492	(3,859,935)

Net increase (decrease) in net assets resulting from share transactions	(1,951,797)	(4,861,898)

Net increase in net assets	10,902,628	2,341,380

Net assets:
Beginning of year	91,904,248	89,562,868

End of year	$102,806,876	$91,904,248

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/21	$20.29	$0.22	$5.41	$5.63	$(0.30)	$(2.53)	$(2.83)	$23.09	28.27%	$42,430	0.40%	0.40%	0.96%	3%
Year ended 12/31/20	18.71	0.26	2.96	3.22	(0.33)	(1.31)	(1.64)	20.29	17.99	38,820	0.38	0.38	1.43	4
Year ended 12/31/19	16.12	0.29	4.51	4.80	(0.28)	(1.93)	(2.21)	18.71	30.98	36,806	0.41	0.41	1.61	3
Year ended 12/31/18	18.53	0.26	(0.91)	(0.65)	(0.30)	(1.46)	(1.76)	16.12	(4.86)	33,758	0.51	0.51	1.41	3
Year ended 12/31/17	16.78	0.26	3.18	3.44	(0.31)	(1.38)	(1.69)	18.53	21.26	38,450	0.48	0.48	1.46	3
Series II
Year ended 12/31/21	20.15	0.16	5.36	5.52	(0.25)	(2.53)	(2.78)	22.89	27.90	60,377	0.65	0.65	0.71	3
Year ended 12/31/20	18.59	0.22	2.93	3.15	(0.28)	(1.31)	(1.59)	20.15	17.70	53,084	0.63	0.63	1.18	4
Year ended 12/31/19	16.03	0.25	4.47	4.72	(0.23)	(1.93)	(2.16)	18.59	30.62	52,757	0.66	0.66	1.36	3
Year ended 12/31/18	18.43	0.22	(0.91)	(0.69)	(0.25)	(1.46)	(1.71)	16.03	(5.07)	45,102	0.76	0.76	1.16	3
Year ended 12/31/17	16.69	0.22	3.17	3.39	(0.27)	(1.38)	(1.65)	18.43	21.00	55,090	0.73	0.73	1.21	3

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

Invesco V.I. S&P 500 Index Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures

Invesco V.I. S&P 500 Index Fund

contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 2 billion	0.120%

Over $2 billion	0.100%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $582.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $13,871 for accounting and fund administrative services and was reimbursed $146,393 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. S&P 500 Index Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$101,949,658	$ –	$–	$101,949,658

Money Market Funds	853,890	967,096	–	1,820,986

Total Investments in Securities	102,803,548	967,096	–	103,770,644

Other Investments - Assets*

Futures Contracts	15,434	–	–	15,434

Total Investments	$102,818,982	$967,096	$–	$103,786,078

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2021:

Value

Derivative Assets	Equity Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$15,434

Derivatives not subject to master netting agreements	(15,434)

Total Derivative Assets subject to master netting agreements	$-

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk

Realized Gain:
Futures contracts	$347,231

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(10,901)

Total	$336,330

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$1,181,687

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate

Invesco V.I. S&P 500 Index Fund

by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020

Ordinary income*	$1,266,284	$1,421,367

Long-term capital gain	10,007,345	5,423,080

Total distributions	$11,273,629	$6,844,447

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Undistributed ordinary income	$1,021,528

Undistributed long-term capital gain	9,396,587

Net unrealized appreciation – investments	80,491,869

Temporary book/tax differences	(24,987)

Shares of beneficial interest	11,921,879

Total net assets	$102,806,876

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $2,473,570 and $14,161,986, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$81,012,592

Aggregate unrealized (depreciation) of investments	(520,723)

Net unrealized appreciation of investments	$80,491,869

Cost of investments for tax purposes is $23,294,209.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of securities litigation, on December 31, 2021, undistributed net investment income was increased by $515 and undistributed net realized gain was decreased by $515. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount
Sold:
Series I	75,901	$1,682,535	83,700	$1,520,338

Series II	75,743	1,706,426	95,867	1,653,237

Issued as reinvestment of dividends:
Series I	208,902	4,641,810	156,018	2,903,491

Series II	300,824	6,630,158	213,088	3,939,993

Invesco V.I. S&P 500 Index Fund

	Summary of Share Activity
	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(359,958)	$(8,320,634)	(293,468)	$(5,425,792)

Series II	(373,662)	(8,292,092)	(512,091)	(9,453,165)

Net increase (decrease) in share activity	(72,250)	$(1,951,797)	(256,886)	$(4,861,898)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 88% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Subsequent Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco V.I. Equally-Weighted S&P 500 Fund (the “Acquiring Fund”).

The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around March 2022. The reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

Invesco V.I. S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. S&P 500 Index Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

    The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,114.60	$2.19	$1,023.14	$2.09	0.41%
Series II	1,000.00	1,113.20	3.52	1,021.88	3.36	0.66

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$10,007,345
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected    and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

			N/A	N/A
		Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

			N/A	N/A
		Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

			N/A	N/A
		Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. S&P 500 Index Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Small Cap Equity Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Invesco Distributors, Inc.	VISCE-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2021, Series I shares of Invesco V.I. Small Cap Equity Fund (the Fund) outperformed the Russell 2000 Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	20.41%
Series II Shares	20.09
S&P 500 Index▼ (Broad Market Index)	28.71
Russell 2000 Index▼ (Style-Specific Index)	14.82
Lipper VUF Small-Cap Core Funds Index◾ (Peer Group Index)	22.02

Source(s): ▼RIMES Technologies Corp.; ◾Lipper Inc.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    Given this environment, the Fund produced a strong, double-digit return and outperformed its style-specific benchmark during the fiscal year.

    Relative outperformance was largely attributed to positive security selection across a broad set of sectors including health care, industrials, materials, information technology (IT), real estate, financials and utilities. The Fund’s allocation to many of these sectors also provided a positive impact to relative results with overweight allocations in the industrials, materials and financials sectors contributing, while an underweight in the health care and utilities sectors also added to Fund performance. Conversely, the leading detractor from relative return was due to an underweight in the energy sector, which benefited from rising oil prices as economies reopened driving increased demand. Stock selection in the consumer discretionary, consumer staples and communications services sectors also detracted from Fund performance for the fiscal year. Finally, the Fund’s ancillary cash position was a headwind as well.

    Top individual contributors to the Fund’s absolute performance during the fiscal year included Crocs, Plug Power and Piper Sandler.

    Comfort foam shoemaker, Crocs was the leading contributor to Fund performance on an absolute basis and was added to the Fund in the first quarter of 2020 following a significant decline in its stock price due to concerns over business interruption from COVID-19. During the fiscal year, the company generated better than expected results driven by strong demand for its core comfort foam shoes, leading to full-price sales with minimal discounting. Crocs also announced plans to enter the sandals category which was well received by investors. The team exited its Crocs position during the fiscal year due to valuation concerns.

    Another leading contributor to portfolio performance on an absolute basis was Plug Power, which develops hydrogen fuel cell systems to replace conventional batteries in electric-powered vehicles and other equipment. Early in the fiscal year, the company benefited from an announced joint venture to build a hydrogen plant in Asia as well as a joint venture to manufacture hydrogen fuel cells in Europe for the light commercial vehicle market. These announcements were well received by investors as Europe and Asia represent brand new markets for Plug Power. After capturing significant performance in this business, we sold our position during the fiscal year due to market capitalization concerns.

    Financial services company, Piper Sandler also contributed to absolute results during the year benefiting from the rising interest rate environment. Outside of interest rates, Piper Sandler continues to execute well in its Capital Markets business in terms of brand recognition and share gains, which has provided a tailwind. Additionally, Piper is doing well in its health care and financials verticals.

    Top individual detractors from the Fund’s absolute performance included NeoGenomics, Pennant and Q2.

    NeoGenomics was the leading detractor from absolute performance during the fiscal year. The Biotechnology and diagnostics firm has faced headwinds due to COVID-19’s impact on patient access resulting in subdued testing volumes. That being said, we believe this impact is transitory and expect testing volumes to improve as COVID-19 subsides eventually.

    Home health and hospice provider, Pennant, experienced a decline in share price during the fiscal year as they contended with lower referral rates, higher death rates among seniors leading to reduced utilization of hospice care and labor pressures resulting from staffing challenges, all related to COVID-19.

    Cloud-based banking solutions provider, Q2 was also among the leading detractors during the fiscal year following underwhelming quarterly reports due in large part to less than expected bookings growth, which is a leading indicator of revenue growth. Additionally, as with many software companies during the

Invesco V.I. Small Cap Equity Fund

fiscal year, concerns about interest rates and difficult comparisons from the previous fiscal year also weighed on investor sentiment and ultimately stock performance.

    We wish to remind you that all positioning changes are based on a bottom-up stock selection process. Our portfolio construction is designed to manage risk and ensure alignment with small-cap market sector exposure within modest over and underweights. At the close of the fiscal year, the Fund’s largest underweight exposures relative to the Russell 2000® Index were in the health care, energy, real estate, consumer staples, utilities and communication services sectors. Conversely, the Fund’s largest overweight exposures were in the industrials, materials and IT sectors.

    We are observing high single-digit nominal GDP and sales growth and see inflation limiting profit margins and earnings growth. We expect the Fed to raise rates in 2022 in an effort to offset inflationary pressures. In this environment, at the margin, we are seeking high quality, stable and larger size small-cap companies that we believe market conditions will favor in the coming months. We continue to believe that digitization in technology and innovation in health care will drive secular growth.

    Thank you for your commitment to the Invesco V.I. Small Cap Equity Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Portfolio manager(s):

Juan Hartsfield - Lead

Davis Paddock

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Small Cap Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21

Series I Shares
Inception (8/29/03)	9.89%
10 Years	12.29
5 Years	13.44
1 Year	20.41

Series II Shares
Inception (8/29/03)	9.63%
10 Years	12.01
5 Years	13.15
1 Year	20.09

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Small Cap Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Small Cap Equity Fund

Supplemental Information

Invesco V.I. Small Cap Equity Fund’s investment objective is long-term growth of capital.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Small Cap Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	21.62%

Information Technology	16.64

Financials	16.45

Health Care	12.94

Consumer Discretionary	12.33

Materials	8.22

Real Estate	4.93

Other Sectors, Each Less than 2% of Net Assets	5.12

Money Market Funds Plus Other Assets Less Liabilities	1.75

Top 10 Equity Holdings*

		% of total net assets

1.	Piper Sandler Cos.	1.97%

2.	NV5 Global, Inc.	1.75

3.	Helios Technologies, Inc.	1.73

4.	Summit Materials, Inc., Class A	1.73

5.	LPL Financial Holdings, Inc.	1.71

6.	Taylor Morrison Home Corp., Class A	1.69

7.	WillScot Mobile Mini Holdings Corp.	1.63

8.	Medpace Holdings, Inc.	1.50

9.	Eagle Materials, Inc.	1.48

10.	OneMain Holdings, Inc.	1.45

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–98.25%
Air Freight & Logistics–0.74%
Air Transport Services Group, Inc.(b)	67,493	$1,982,944

Alternative Carriers–0.84%
Iridium Communications, Inc.(b)	54,674	2,257,489

Apparel Retail–1.47%
American Eagle Outfitters, Inc.(c)	101,415	2,567,828

Children’s Place, Inc. (The)(b)(c)	17,678	1,401,688

		3,969,516

Apparel, Accessories & Luxury Goods–1.10%
Oxford Industries, Inc.	29,300	2,974,536

Application Software–5.92%
Avalara, Inc.(b)	13,623	1,758,866

Descartes Systems Group, Inc. (The) (Canada)(b)	35,566	2,940,597

LivePerson, Inc.(b)(c)	41,732	1,490,667

Manhattan Associates, Inc.(b)	19,756	3,071,860

Q2 Holdings, Inc.(b)	27,031	2,147,343

Verint Systems, Inc.(b)(c)	39,365	2,067,056

Workiva, Inc.(b)	18,970	2,475,395

		15,951,784

Asset Management & Custody Banks–0.35%
Blucora, Inc.(b)	54,680	947,058

Auto Parts & Equipment–0.98%
Visteon Corp.(b)	23,677	2,631,462

Automotive Retail–0.92%
Lithia Motors, Inc., Class A	8,340	2,476,563

Biotechnology–1.68%
CRISPR Therapeutics AG (Switzerland)(b)(c)	9,939	753,177

Emergent BioSolutions, Inc.(b)(c)	18,173	789,980

Natera, Inc.(b)(c)	26,207	2,447,472

TG Therapeutics, Inc.(b)(c)	27,752	527,288

		4,517,917

Building Products–3.16%
AZEK Co., Inc. (The)(b)	63,904	2,954,921

Masonite International Corp.(b)	23,293	2,747,409

Owens Corning	31,139	2,818,080

		8,520,410

Casinos & Gaming–0.67%
Penn National Gaming, Inc.(b)(c)	34,596	1,793,803

Communications Equipment–0.94%
Ciena Corp.(b)	32,913	2,533,314

Construction & Engineering–3.38%
NV5 Global, Inc.(b)	34,087	4,708,097

WillScot Mobile Mini Holdings Corp.(b)	107,393	4,385,930

		9,094,027

	Shares	Value

Construction Machinery & Heavy Trucks–0.77%
Manitowoc Co., Inc. (The)(b)	111,767	$2,077,749

Construction Materials–3.20%
Eagle Materials, Inc.	23,911	3,980,225

Summit Materials, Inc., Class A(b)	115,849	4,650,179

		8,630,404

Consumer Finance–1.45%
OneMain Holdings, Inc.	77,808	3,893,512

Diversified Metals & Mining–1.33%
MP Materials Corp.(b)(c)	79,186	3,596,628

Electrical Components & Equipment–2.75%
Array Technologies, Inc.(b)(c)	143,391	2,249,805

EnerSys	26,346	2,082,915

Vertiv Holdings Co.	123,396	3,081,198

		7,413,918

Electronic Equipment & Instruments–1.22%
Badger Meter, Inc.	30,821	3,284,286

Electronic Manufacturing Services–0.95%
Flex Ltd.(b)	140,030	2,566,750

Environmental & Facilities Services–1.97%
Casella Waste Systems, Inc., Class A(b)	33,312	2,845,511

Montrose Environmental Group, Inc.(b)	34,933	2,463,126

		5,308,637

Fertilizers & Agricultural Chemicals–0.70%
Scotts Miracle-Gro Co. (The)	11,736	1,889,496

Financial Exchanges & Data–0.96%
TMX Group Ltd. (Canada)	25,593	2,594,808

Food Retail–0.85%
Sprouts Farmers Market, Inc.(b)	76,933	2,283,371

Footwear–0.95%
Wolverine World Wide, Inc.	88,694	2,555,274

Health Care Distributors–0.98%
Owens & Minor, Inc.	60,465	2,630,228

Health Care Equipment–2.47%
AtriCure, Inc.(b)	49,164	3,418,373

CONMED Corp.	22,744	3,224,189

		6,642,562

Health Care Facilities–1.11%
Encompass Health Corp.	31,431	2,051,187

Pennant Group, Inc. (The)(b)	40,732	940,095

		2,991,282

Health Care Services–1.28%
Castle Biosciences, Inc.(b)	37,860	1,623,058

LHC Group, Inc.(b)	13,236	1,816,377

		3,439,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value

Health Care Supplies–1.90%
ICU Medical, Inc.(b)	8,609	$2,043,260

OrthoPediatrics Corp.(b)(c)	51,526	3,084,346

		5,127,606

Health Care Technology–0.73%
Simulations Plus, Inc.	41,464	1,961,247

Homebuilding–1.69%
Taylor Morrison Home Corp., Class A(b)	130,289	4,554,903

Hotel & Resort REITs–0.73%
Ryman Hospitality Properties, Inc.(b)	21,260	1,955,070

Hotels, Resorts & Cruise Lines–1.26%
Travel + Leisure Co.	61,272	3,386,503

Human Resource & Employment Services–0.91%
Alight, Inc., Class A(b)(c)	227,653	2,460,929

Industrial Machinery–3.83%
Gates Industrial Corp. PLC(b)	161,802	2,574,270

Helios Technologies, Inc.	44,359	4,665,236

ITT, Inc.	30,231	3,089,306

		10,328,812

Industrial REITs–2.51%
EastGroup Properties, Inc.	15,627	3,560,612

STAG Industrial, Inc.	66,643	3,196,198

		6,756,810

Interactive Media & Services–0.89%
Eventbrite, Inc., Class A(b)(c)	137,706	2,401,593

Internet & Direct Marketing Retail–0.98%
Overstock.com, Inc.(b)	44,940	2,651,909

Investment Banking & Brokerage–3.68%
LPL Financial Holdings, Inc.	28,848	4,618,277

Piper Sandler Cos.	29,718	5,304,960

		9,923,237

Leisure Products–0.99%
Acushnet Holdings Corp.	50,210	2,665,147

Life & Health Insurance–0.93%
Primerica, Inc.	16,339	2,504,279

Life Sciences Tools & Services–2.80%
Medpace Holdings, Inc.(b)	18,506	4,027,646

NeoGenomics, Inc.(b)(c)	81,011	2,764,095

Quanterix Corp.(b)	17,875	757,900

		7,549,641

Multi-line Insurance–0.91%
Assurant, Inc.	15,668	2,442,014

Oil & Gas Equipment & Services–1.01%
Weatherford International PLC(b)	98,484	2,729,976

Packaged Foods & Meats–0.35%
Calavo Growers, Inc.	22,538	955,611

Paper Packaging–0.78%
Graphic Packaging Holding Co.	107,295	2,092,253

	Shares	Value

Property & Casualty Insurance–0.65%
Hanover Insurance Group, Inc. (The)	13,272	$1,739,428

Real Estate Services–0.62%
FirstService Corp. (Canada)	8,517	1,673,842

Regional Banks–6.22%
Columbia Banking System, Inc.(c)	58,603	1,917,490

Community Bank System, Inc.	29,625	2,206,470

Glacier Bancorp, Inc.(c)	45,732	2,593,004

Pacific Premier Bancorp, Inc.	60,790	2,433,424

Pinnacle Financial Partners, Inc.	32,483	3,102,127

South State Corp.	23,453	1,878,820

Webster Financial Corp.	46,981	2,623,419

		16,754,754

Research & Consulting Services–0.78%
Huron Consulting Group, Inc.(b)	41,854	2,088,515

Restaurants–0.90%
Papa John’s International, Inc.	18,191	2,427,953

Semiconductors–6.68%
Diodes, Inc.(b)	35,305	3,876,842

Lattice Semiconductor Corp.(b)	47,521	3,661,968

MACOM Technology Solutions Holdings, Inc.(b)	44,294	3,468,220

Power Integrations, Inc.	34,619	3,215,759

Semtech Corp.(b)	42,277	3,759,694

		17,982,483

Specialized REITs–1.07%
Gaming and Leisure Properties, Inc.	59,516	2,896,049

Specialty Chemicals–1.07%
Ashland Global Holdings, Inc.	26,708	2,875,383

Steel–1.14%
Cleveland–Cliffs, Inc.(b)(c)	140,584	3,060,514

Systems Software–0.93%
CommVault Systems, Inc.(b)	36,287	2,500,900

Thrifts & Mortgage Finance–1.30%
Essent Group Ltd.	41,234	1,877,384

Radian Group, Inc.	76,949	1,625,932

		3,503,316

Tires & Rubber–0.42%
Goodyear Tire & Rubber Co. (The)(b)	52,866	1,127,103

Trading Companies & Distributors–2.36%
Applied Industrial Technologies, Inc.	30,838	3,167,062

Univar Solutions, Inc.(b)	112,911	3,201,027

		6,368,089

Trucking–0.96%
Knight-Swift Transportation Holdings, Inc.	42,514	2,590,803

Water Utilities–1.18%
California Water Service Group	44,147	3,172,403

Total Common Stocks & Other Equity Interests (Cost $184,260,791)		264,658,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value

Money Market Funds–1.86%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	1,751,611	$1,751,611

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(d)(e)	1,258,354	1,258,606

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	2,001,841	2,001,841

Total Money Market Funds (Cost $5,012,058)		5,012,058

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.11% (Cost $189,272,849)		269,670,296

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–10.75%
Invesco Private Government Fund, 0.02%(d)(e)(f)	8,691,666	$8,691,666

Invesco Private Prime Fund, 0.11%(d)(e)(f)	20,276,498	20,280,552

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $28,973,232)		28,972,218

TOTAL INVESTMENTS IN SECURITIES–110.86% (Cost $218,246,081)		298,642,514

OTHER ASSETS LESS LIABILITIES–(10.86)%		(29,262,290)

NET ASSETS–100.00%		$269,380,224

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 622,027	$ 22,590,811	$ (21,461,227)	$ -	$ -	$ 1,751,611	$ 490
Invesco Liquid Assets Portfolio, Institutional Class	398,835	16,136,293	(15,276,329)	-	(193)	1,258,606	189
Invesco Treasury Portfolio, Institutional Class	710,888	25,818,069	(24,527,116)	-	-	2,001,841	195
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	68,361,229	(59,669,563)	-	-	8,691,666	1,137*
Invesco Private Prime Fund	-	119,480,763	(99,194,679)	(1,014)	(4,518)	20,280,552	15,005*
Total	$1,731,750	$252,387,165	$(220,128,914)	$(1,014)	$(4,711)	$33,984,276	$17,016

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $184,260,791)*	$264,658,238
Investments in affiliated money market funds, at value (Cost $33,985,290)	33,984,276
Foreign currencies, at value (Cost $13,400)	13,469
Receivable for:
Fund shares sold	55,622
Dividends	92,847
Investment for trustee deferred compensation and retirement plans	62,739
Other assets	1,063
Total assets	298,868,254

Liabilities:
Payable for:
Investments purchased	35,317
Fund shares reacquired	107,033
Amount due custodian	116,696
Collateral upon return of securities loaned	28,973,232
Accrued fees to affiliates	140,858
Accrued other operating expenses	44,342
Trustee deferred compensation and retirement plans	70,552
Total liabilities	29,488,030
Net assets applicable to shares outstanding	$269,380,224

Net assets consist of:
Shares of beneficial interest	$150,725,661
Distributable earnings	118,654,563
$269,380,224

Net Assets:
Series I	$142,095,335
Series II	$127,284,889

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,048,397
Series II	5,851,455
Series I:
Net asset value per share	$ 23.49
Series II:
Net asset value per share	$ 21.75

*	At December 31, 2021, securities with an aggregate value of $28,138,047 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $10,320)	$2,655,897

Dividends from affiliated money market funds (includes securities lending income of $37,725)	38,599

Total investment income	2,694,496

Expenses:
Advisory fees	2,015,608

Administrative services fees	445,109

Custodian fees	3,466

Distribution fees - Series II	321,766

Transfer agent fees	20,737

Trustees’ and officers’ fees and benefits	24,831

Reports to shareholders	10,191

Professional services fees	40,454

Other	4,845

Total expenses	2,887,007

Less: Fees waived	(1,755)

Net expenses	2,885,252

Net investment income (loss)	(190,756)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	40,459,830

Affiliated investment securities	(4,711)

Foreign currencies	(282)

40,454,837

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	7,981,832

Affiliated investment securities	(1,014)

Foreign currencies	34

7,980,852

Net realized and unrealized gain	48,435,689

Net increase in net assets resulting from operations	$48,244,933

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(190,756)	$202,960

Net realized gain	40,454,837	13,012,954

Change in net unrealized appreciation	7,980,852	40,098,932

Net increase in net assets resulting from operations	48,244,933	53,314,846

Distributions to shareholders from distributable earnings:
Series I	(7,741,480)	(9,700,819)

Series II	(7,308,525)	(8,807,533)

Total distributions from distributable earnings	(15,050,005)	(18,508,352)

Share transactions–net:
Series I	(5,565,314)	(7,393,188)

Series II	(2,537,132)	623,910

Net increase (decrease) in net assets resulting from share transactions	(8,102,446)	(6,769,278)

Net increase in net assets	25,092,482	28,037,216

Net assets:
Beginning of year	244,287,742	216,250,526

End of year	$269,380,224	$244,287,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/21	$20.62	$ 0.01	$ 4.19	$ 4.20	$(0.04)	$(1.29)	$(1.33)	$23.49	20.41%	$142,095	0.95%	0.95%	0.04%	21%
Year ended 12/31/20	17.73	0.04	4.48	4.52	(0.06)	(1.57)	(1.63)	20.62	27.25	129,881	0.96	0.96	0.21	45
Year ended 12/31/19	15.93	0.06	4.03	4.09	–	(2.29)	(2.29)	17.73	26.60	118,208	0.96	0.96	0.34	44
Year ended 12/31/18	20.02	0.02	(2.74)	(2.72)	–	(1.37)	(1.37)	15.93	(15.08)	106,064	0.96	0.96	0.10	22
Year ended 12/31/17	18.38	(0.01)	2.53	2.52	–	(0.88)	(0.88)	20.02	14.06	149,405	0.97	0.97	(0.02)	20
Series II
Year ended 12/31/21	19.19	(0.04)	3.89	3.85	(0.00)	(1.29)	(1.29)	21.75	20.09	127,285	1.20	1.20	(0.21)	21
Year ended 12/31/20	16.60	(0.01)	4.17	4.16	(0.00)	(1.57)	(1.57)	19.19	26.87	114,407	1.21	1.21	(0.04)	45
Year ended 12/31/19	15.07	0.02	3.80	3.82	–	(2.29)	(2.29)	16.60	26.32	98,043	1.21	1.21	0.09	44
Year ended 12/31/18	19.05	(0.03)	(2.58)	(2.61)	–	(1.37)	(1.37)	15.07	(15.27)	119,664	1.21	1.21	(0.15)	22
Year ended 12/31/17	17.58	(0.05)	2.40	2.35	–	(0.88)	(0.88)	19.05	13.73	157,349	1.22	1.22	(0.27)	20

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. Small Cap Equity Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

Invesco V.I. Small Cap Equity Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.745%
Next $250 million	0.730%
Next $500 million	0.715%
Next $1.5 billion	0.700%
Next $2.5 billion	0.685%
Next $2.5 billion	0.670%
Next $2.5 billion	0.655%
Over $10 billion	0.640%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.744%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $1,755.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $38,851 for accounting and fund administrative services and was reimbursed $406,258 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Invesco V.I. Small Cap Equity Fund

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2021, the Fund incurred $768 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$264,658,238	$ –	$–	$264,658,238
Money Market Funds	5,012,058	28,972,218	–	33,984,276
Total Investments	$269,670,296	$28,972,218	$–	$298,642,514

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities purchases of $2,555,915.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020
Ordinary income*	$6,875,002	$ 2,363,813
Long-term capital gain	8,175,003	16,144,539
Total distributions	$15,050,005	$18,508,352

*	Includes short-term capital gain distributions, if any.

Invesco V.I. Small Cap Equity Fund

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$7,174,735

Undistributed long-term capital gain	32,195,093

Net unrealized appreciation – investments	79,325,551

Net unrealized appreciation – foreign currencies	69

Temporary book/tax differences	(40,885)

Shares of beneficial interest	150,725,661

Total net assets	$269,380,224

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $54,096,580 and $77,350,857, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$89,678,654

Aggregate unrealized (depreciation) of investments	(10,353,103)

Net unrealized appreciation of investments	$79,325,551

Cost of investments for tax purposes is $219,316,963.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and net operating losses, on December 31, 2021, undistributed net investment income (loss) was increased by $230,145 and undistributed net realized gain was decreased by $230,145. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	1,024,540	$24,082,437	1,036,038	$15,659,643

Series II	1,032,659	22,351,025	1,139,291	16,592,309

Issued as reinvestment of dividends:
Series I	331,541	7,741,480	559,125	9,700,819

Series II	337,888	7,308,525	545,358	8,807,533

Reacquired:
Series I	(1,605,120)	(37,389,231)	(1,963,194)	(32,753,650)

Series II	(1,480,025)	(32,196,682)	(1,631,642)	(24,775,932)

Net increase (decrease) in share activity	(358,517)	$(8,102,446)	(315,024)	$(6,769,278)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 72% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Small Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Small Cap Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,020.80	$4.84	$1,020.42	$4.84	0.95%
Series II	1,000.00	1,019.30	6.11	1,019.16	6.11	1.20

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Small Cap Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,175,003
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	29.14%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly:

Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Small Cap Equity Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. Technology Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	I-VITEC-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2021, Series I shares of Invesco V.I. Technology Fund (the Fund) underperformed the NASDAQ Composite Total Return Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	14.41%
Series II Shares	14.08
NASDAQ Composite Total Return Index▼ (Broad Market/Style-Specific Index)	22.18
Lipper VUF Science & Technology Funds Classification Average∎ (Peer Group)	18.97
Source(s):▼Bloomberg LP; ∎Lipper Inc.

Market conditions and your Fund

US political unrest and rising coronavirus (COVID-19) infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the US Federal Reserve’s (the Fed’s) commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at the end of 2020 to 1.75%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

    The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

    Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant Omicron. Pandemic related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,1 causing higher gas prices for consumers and pushing energy stocks higher. The CPI report for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.3 To combat inflation, the Fed announced a faster pace of “tapering” at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron strain reporting milder symptoms, stocks rallied at year-end and the S&P 500 Index returned 28.71%4 for the calendar year.

    In 2021, the market was more risk-averse, favoring staple-like, value-oriented and very liquid large caps. Energy stocks, financials (especially equity real estate investment trusts/REITs) and select mega cap information technology (IT) stocks led the market. Utilities, consumer staples and communication services were laggards. In this landscape, the Fund produced a double-digit return, however, underperformed its broad market/style-specific benchmark during the fiscal year.

    Stock selection in IT and consumer discretionary sectors were key detractors from relative returns. Within the IT sector, stock selection in software and a combination of stock selection and an overweight exposure in IT services were detractors, though this was offset by positive relative returns from stock selection and an overweight exposure in semiconductors. In addition to semiconductors, stock selection in the health care sector was also beneficial to relative returns, with life sciences tools & services being the key driver of stock selection with the sector. An underweight exposure in biotechnology also contributed positively to returns relative to the style-specific benchmark.

    Top individual contributors to the Fund’s absolute performance during the fiscal year included Microsoft, Alphabet and Applied Materials.

    Strong earnings results reflecting broad-based growth in digital advertising spending contributed to Alphabet’s strong performance during the fiscal year. Work-from-home and virtual school created a need for many Alphabet products including their cloud platform and streaming services. Their core product, the Google Search engine, has been enhanced through artificial intelligence to increase accuracy and allow for searching with images as well as words through Google Lens. They also sought to improve lives through eco-friendly routing and an emergency wildfire layer for drivers in the US using Google Maps.

    Microsoft is the second largest provider of cloud infrastructure and services and continued to benefit from digital transformation tailwinds despite tough comparisons from the beginning of the pandemic. Alphabet and Microsoft also benefited from the defensive flight to larger, more liquid stocks as investors reduced cyclical exposure given higher inflation and the rise of particularly contagious COVID-19 variants of concern.

    Applied Materials makes capital equipment used to manufacture semiconductor chips, liquid crystal displays and light-emitting diodes (LED’s). Long-term digital transformation has driven strong demand for semiconductor chips as content is growing in virtually every product from vehicles to toys. However, curtailments in spending in recent years, combined with supply disruptions from the pandemic, led to lean inventories and chip shortages. Governments globally are looking to expand onshore semiconductor manufacturing capacity to protect economic prosperity, innovation and national security. We believe Applied Materials would be a prime beneficiary of this increase in demand and capital spending.

    Top individual detractors from the Fund’s absolute performance included RingCentral, Penn National Gaming and Reata Pharmaceuticals.

    RingCentral is a rapidly growing leader which targets its cloud-based and integrated communications platforms at existing corporate phone systems. A fairly recent investment and partnership with Avaya (not a Fund holding) provides what we believe is a massive opportunity to drive rapid growth with Avaya’s existing user base. RingCentral suffered from the market’s rotation away from high growth stocks in favor of more defensive and value-oriented stocks. There had also been concerns that Microsoft (also a Fund holding) could take market share in this segment. We believe these fears were overblown.

    Our primary reason for holding Penn National Gaming came after a 2018 U.S. Supreme Court ruling, where sports betting and online gambling became subject to the approval of any US state which chooses to legalize them. Regional casinos already have licenses and relationships to operate in many states, thus would be likely candidates for online and sports betting licenses. We also

Invesco V.I. Technology Fund

believe regional casinos would benefit from an economic reopening in 2021 while travel restrictions kept consumers close to home. Penn detracted primarily because economics from the legalization of individual state gambling contracts were at times lower than expected. The position in Penn National Gaming was sold as we sought to replace select cyclically-oriented stocks with longer term secular growth exposure given the prospect of slowing economic growth ahead.

    Reata Pharmaceuticals was positioned for success but experienced a regulatory set back. Reata has two lead drugs, each targets rare but fatal diseases that have no alternative treatments. The drugs had completed pivotal points in clinical trials but were pending U.S. Food and Drug Administration (FDA) filings. Uncertainty entered when the Cardiovascular and Renal Drug Advisory Committee questioned whether the evidence presented in one of the trials demonstrated effectiveness of slowing progression of the disease and whether the benefits outweighed the risks. Ultimately, the committee decided more evidence would be needed, which caused the stock to sell off significantly.

    At the close of the fiscal year, we continued to emphasize innovation, transformative technology and opportunities, which we expect to take market share from mature companies, including the game-changing technologies of mobile, security, cloud and medical technology. We remain optimistic about technology spending and companies’ need to invest in more robust security solutions and for future growth. In our opinion, the increased pace of health care innovation will continue to drive attractive long-term growth rates due to successful mapping of the human genome and recent productivity improvements, both of which have fostered faster and more effective targeting of promising therapeutics. We attempt to harness multi-year secular trends, which may benefit long-term investors regardless of near-term economic strength.

    On the margin, we began reducing cyclical exposure and rotating towards what we believe will be a slowing growth environment, one which favors companies able to generate attractive growth rates. We expect higher inflation in the first half of 2022, though it may recede toward the second half as labor issues are resolved, inventories are rebuilt and supply chain disruptions fade. Importantly, the average consumer remains in a very strong position today with high savings and still pent-up demand for travel and experiences. As ever, we believe that change is the fuel for growth and portfolios, thus we seek “sharetakers”, companies that can gain market share through technology-enabled advantages in their business models and with offerings that benefit from the continued disruptive shifts in enterprise and consumer behavior.

    Thank you for your commitment to the Invesco V.I. Technology Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: Lipper Inc.

Portfolio manager(s):

Janey Luby

Erik Voss - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Technology Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1 Source: Bloomberg LP

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/21

Series I Shares
Inception (5/20/97)	8.63%
10 Years	17.48
5 Years	25.03
1 Year	14.41

Series II Shares
Inception (4/30/04)	11.22%
10 Years	17.19
5 Years	24.71
1 Year	14.08

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Technology Fund

Supplemental Information

Invesco V.I. Technology Fund’s investment objective is long-term growth of capital.

∎ Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The NASDAQ Composite Total Return Index is a broad-based, market index of the common stocks and similar securities listed on the Nasdaq stock market.
∎	The Lipper VUF Science & Technology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Science & Technology Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Technology Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	75.44%

Communication Services	14.13

Health Care	5.51

Consumer Discretionary	4.10

Money Market Funds Plus Other Assets Less Liabilities	0.82

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	10.12%

2.	Alphabet, Inc., Class A	8.38

3.	Apple, Inc.	7.68

4.	NVIDIA Corp.	7.61

5.	Applied Materials, Inc.	3.93

6.	QUALCOMM, Inc.	3.31

7.	Amazon.com, Inc.	3.29

8.	ServiceNow, Inc.	3.15

9.	Meta Platforms, Inc., Class A	2.49

10.	salesforce.com, inc.	2.47

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco V.I. Technology Fund

Schedule of Investments(a)

December 31, 2021

	Shares	Value

Common Stocks & Other Equity Interests–99.18%
Application Software–13.86%
Adobe, Inc.(b)	5,754	$3,262,863

Couchbase, Inc.(b)(c)	32,136	802,114

Datadog, Inc., Class A(b)	14,705	2,619,107

DocuSign, Inc.(b)	2,176	331,427

Expensify, Inc., Class A(b)(c)	29,869	1,314,236

HubSpot, Inc.(b)	5,958	3,927,216

Matterport, Inc.(b)(c)	32,237	665,372

RingCentral, Inc., Class A(b)	18,744	3,511,688

salesforce.com, inc.(b)	19,293	4,902,930

Synopsys, Inc.(b)	12,610	4,646,785

Workday, Inc., Class A(b)	5,487	1,498,939

		27,482,677

Data Processing & Outsourced Services–4.05%
Adyen N.V. (Netherlands)(b)(d)	698	1,826,124

Block, Inc., Class A(b)(c)	8,553	1,381,395

PayPal Holdings, Inc.(b)	25,567	4,821,425

		8,028,944

Health Care Equipment–2.17%
Intuitive Surgical, Inc.(b)	8,822	3,169,744

Shockwave Medical, Inc.(b)	6,414	1,143,809

		4,313,553

Hotels, Resorts & Cruise Lines–0.81%
Booking Holdings, Inc.(b)	669	1,605,085

Interactive Home Entertainment–1.45%
Electronic Arts, Inc.	14,132	1,864,011

Sea Ltd., ADR (Taiwan)(b)	4,499	1,006,471

		2,870,482

Interactive Media & Services–12.68%
Alphabet, Inc., Class A(b)	5,736	16,617,421

Meta Platforms, Inc., Class A(b)	14,691	4,941,318

ZoomInfo Technologies, Inc., Class A(b)	55,835	3,584,607

		25,143,346

Internet & Direct Marketing Retail–3.29%
Amazon.com, Inc.(b)	1,958	6,528,638

Internet Services & Infrastructure–6.19%
Cloudflare, Inc., Class A(b)	18,507	2,433,671

MongoDB, Inc.(b)	7,269	3,847,845

Shopify, Inc., Class A (Canada)(b)	1,773	2,442,112

Snowflake, Inc., Class A(b)	10,487	3,552,471

		12,276,099

Life Sciences Tools & Services–3.24%
Avantor, Inc.(b)	94,689	3,990,195

IQVIA Holdings, Inc.(b)	8,629	2,434,586

		6,424,781

Pharmaceuticals–0.10%
Reata Pharmaceuticals, Inc., Class A(b)	7,367	194,268

	Shares	Value

Semiconductor Equipment–7.20%
Applied Materials, Inc.	49,451	$7,781,609

ASML Holding N.V., New York Shares (Netherlands)	5,220	4,155,851

KLA Corp.	5,443	2,341,089

		14,278,549

Semiconductors–17.31%
Advanced Micro Devices, Inc.(b)	27,851	4,007,759

Lattice Semiconductor Corp.(b)	44,541	3,432,330

Monolithic Power Systems, Inc.	4,261	2,102,079

NVIDIA Corp.	51,326	15,095,490

ON Semiconductor Corp.(b)	46,347	3,147,888

QUALCOMM, Inc.	35,866	6,558,815

		34,344,361

Systems Software–19.15%
Darktrace PLC (United Kingdom)(b)	107,166	607,035

Gitlab, Inc., Class A(b)(c)	3,779	328,773

KnowBe4, Inc., Class A(b)	98,660	2,263,261

Microsoft Corp.	59,655	20,063,170

Palo Alto Networks, Inc.(b)	8,757	4,875,547

ServiceNow, Inc.(b)	9,620	6,244,438

Zscaler, Inc.(b)	11,178	3,591,827

		37,974,051

Technology Hardware, Storage & Peripherals–7.68%
Apple, Inc.	85,771	15,230,356

Total Common Stocks & Other Equity Interests (Cost $107,646,341)		196,695,190

Money Market Funds–0.99%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)	687,446	687,446

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(e)(f)	490,904	491,002

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	785,653	785,653

Total Money Market Funds (Cost $1,964,101)		1,964,101

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.17% (Cost $109,610,442)		198,659,291

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–2.30%
Invesco Private Government Fund, 0.02%(e)(f)(g)	1,370,979	1,370,979

Invesco Private Prime Fund, 0.11%(e)(f)(g)	3,198,311	3,198,950

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,569,929)		4,569,929

TOTAL INVESTMENTS IN SECURITIES–102.47% (Cost $114,180,371)		203,229,220

OTHER ASSETS LESS LIABILITIES–(2.47)%		(4,897,665)

NET ASSETS–100.00%		$198,331,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2021.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2021 represented less than 1% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio,
Institutional Class	$1,133,386	$25,710,378	$(26,156,318)	$-	$-	$687,446	$141
Invesco Liquid Assets Portfolio, Institutional
Class	617,507	18,364,556	(18,491,102)	26	15	491,002	64
Invesco Treasury Portfolio, Institutional Class	1,295,298	29,383,289	(29,892,934)	-	-	785,653	59
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	684,163	34,943,704	(34,256,888)	-	-	1,370,979	194*
Invesco Private Prime Fund	1,026,245	73,176,363	(71,003,093)	-	(565)	3,198,950	2,442*
Total	$4,756,599	$181,578,290	$(179,800,335)	$26	$(550)	$6,534,030	$2,900

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:

Investments in unaffiliated securities, at value (Cost $107,646,341)*	$196,695,190

Investments in affiliated money market funds, at value (Cost $6,534,030)	6,534,030

Foreign currencies, at value (Cost $151)	144

Receivable for:
Fund shares sold	98,723

Dividends	13,980

Investment for trustee deferred compensation and retirement plans	51,257

Other assets	787

Total assets	203,394,111

Liabilities:
Payable for:
Fund shares reacquired	113,043

Amount due custodian	193,750

Collateral upon return of securities loaned	4,569,929

Accrued fees to affiliates	91,647

Accrued other operating expenses	35,524

Trustee deferred compensation and retirement plans	58,663

Total liabilities	5,062,556

Net assets applicable to shares outstanding	$198,331,555

Net assets consist of:
Shares of beneficial interest	$57,889,354

Distributable earnings	140,442,201

$198,331,555

Net Assets:
Series I	$185,270,090

Series II	$13,061,465

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,865,830

Series II	371,034

Series I:
Net asset value per share	$38.08

Series II:
Net asset value per share	$35.20

*	At December 31, 2021, securities with an aggregate value of $4,445,109 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:

Dividends (net of foreign withholding taxes of $12,462)	$566,369

Dividends from affiliated money market funds (includes securities lending income of $42,327)	42,591

Total investment income	608,960

Expenses:
Advisory fees	1,523,095

Administrative services fees	334,466

Distribution fees - Series II	33,463

Transfer agent fees	19,571

Trustees’ and officers’ fees and benefits	24,286

Reports to shareholders	33,181

Professional services fees	51,223

Other	(374)

Total expenses	2,018,911

Less: Fees waived	(510)

Net expenses	2,018,401

Net investment income (loss)	(1,409,441)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(817,372))	52,711,822

Affiliated investment securities	(550)

Foreign currencies	25,610

52,736,882

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(24,327,385)

Affiliated investment securities	26

Foreign currencies	(176)

(24,327,535)

Net realized and unrealized gain	28,409,347

Net increase in net assets resulting from operations	$26,999,906

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income (loss)	$(1,409,441)	$(869,121)

Net realized gain	52,736,882	19,539,973

Change in net unrealized appreciation (depreciation)	(24,327,535)	43,894,069

Net increase in net assets resulting from operations	26,999,906	62,564,921

Distributions to shareholders from distributable earnings:
Series I	(17,158,247)	(14,122,842)

Series II	(1,327,101)	(1,087,242)

Total distributions from distributable earnings	(18,485,348)	(15,210,084)

Share transactions-net:
Series I	(10,621,033)	16,335,060

Series II	(577,965)	(165,991)

Net increase (decrease) in net assets resulting from share transactions	(11,198,998)	16,169,069

Net increase (decrease) in net assets	(2,684,440)	63,523,906

Net assets:
Beginning of year	201,015,995	137,492,089

End of year	$198,331,555	$201,015,995

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/21	$36.55	$(0.27)	$5.62	$5.35	$(3.82)	$38.08	14.41%	$185,270	0.98%	0.98%	(0.68)%	90%
Year ended 12/31/20	27.23	(0.17)	12.49	12.32	(3.00)	36.55	46.11	187,801	0.98	0.98	(0.53)	56
Year ended 12/31/19	21.92	(0.09)	7.71	7.62	(2.31)	27.23	35.88	127,308	0.99	0.99	(0.36)	46
Year ended 12/31/18	22.97	(0.12)	0.22	0.10	(1.15)	21.92	(0.45)	109,596	1.03	1.03	(0.47)	48
Year ended 12/31/17	17.89	(0.09)	6.34	6.25	(1.17)	22.97	35.13	113,352	1.06	1.06	(0.41)	43
Series II
Year ended 12/31/21	34.13	(0.34)	5.23	4.89	(3.82)	35.20	14.08	13,061	1.23	1.23	(0.93)	90
Year ended 12/31/20	25.63	(0.23)	11.73	11.50	(3.00)	34.13	45.79	13,215	1.23	1.23	(0.78)	56
Year ended 12/31/19	20.79	(0.15)	7.30	7.15	(2.31)	25.63	35.56	10,184	1.24	1.24	(0.61)	46
Year ended 12/31/18	21.89	(0.17)	0.22	0.05	(1.15)	20.79	(0.71)	9,587	1.28	1.28	(0.72)	48
Year ended 12/31/17	17.14	(0.14)	6.06	5.92	(1.17)	21.89	34.74	9,439	1.31	1.31	(0.66)	43

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. The Fund is classified as non-diversified. The Fund’s classification changed from diversified to non-diversified on April 30, 2021. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco V.I. Technology Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, the Fund paid the Adviser $1,076 in fees for securities lending agent services.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. Technology Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector. The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $510.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $28,896 for accounting and fund administrative services and was reimbursed $305,570 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the

Invesco V.I. Technology Fund

annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2021, the Fund incurred $4,405 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially    differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$194,262,031	$2,433,159	$–	$196,695,190
Money Market Funds	1,964,101	4,569,929	–	6,534,030

Total Investments	$196,226,132	$7,003,088	$–	$203,229,220

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in securities sales of $1,770,187, which resulted in net realized gains (losses) of $(817,372).

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020

Ordinary income*	$1,934,423	$1,043,018

Long-term capital gain	16,550,925	14,167,066

Total distributions	$18,485,348	$15,210,084

*	Includes short-term capital gain distributions, if any.

Invesco V.I. Technology Fund

Tax Components of Net Assets at Period-End:

2021

Undistributed long-term capital gain	$51,841,746

Net unrealized appreciation — investments	88,634,476

Net unrealized appreciation (depreciation) — foreign currencies	(7)

Temporary book/tax differences	(34,014)

Shares of beneficial interest	57,889,354

Total net assets	$198,331,555

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $180,734,525 and $210,377,655, respectively. Cost of investments, including any derivatives, on a tax basis    includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$93,827,212

Aggregate unrealized (depreciation) of investments	(5,192,736)

Net unrealized appreciation of investments	$88,634,476

Cost of investments for tax purposes is $114,594,744.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2021, undistributed net investment income (loss) was increased by $1,431,727, undistributed net realized gain was decreased by $25,818 and shares of beneficial interest was decreased by $1,405,909. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020
	Shares	Amount	Shares	Amount

Sold:
Series I	781,529	$30,696,876	1,316,336	$40,969,639

Series II	35,254	1,276,578	91,668	2,566,999

Issued as reinvestment of dividends:
Series I	441,313	17,158,247	417,589	14,122,842

Series II	36,905	1,327,101	34,417	1,087,242

Reacquired:
Series I	(1,494,672)	(58,476,156)	(1,271,839)	(38,757,421)

Series II	(88,379)	(3,181,644)	(136,171)	(3,820,232)

Net increase (decrease) in share activity	(288,050)	$(11,198,998)	452,000	$16,169,069

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Technology Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,026.40	$4.90	$1,020.37	$4.89	0.96%
Series II	1,000.00	1,024.90	6.18	1,019.11	6.16	1.21

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Technology Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$16,550,925
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	28.13%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186

Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186

Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Technology Fund

Annual Report to Shareholders	December 31, 2021

Invesco V.I. U.S. Government Money Portfolio

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. The Fund’s Form N-MFP filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-MFP, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIGMKT-AR-1

Management’s Discussion

Fund Information

This annual report for Invesco V.I. U.S. Government Money Portfolio (the Fund) covers the year ended December 31, 2021.

    As of December 31, 2021, the Fund’s net assets totaled $461 million. As of the same date, the Fund’s weighted average maturity was 30 days and the Fund’s weighted average life was 102 days.

Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

    Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

Market conditions affecting money market funds

Similar to 2020, 2021 was dominated by the COVID-19 pandemic. Vaccination levels rose in the US, initially causing infection rates to decrease and enabling the economy to reopen. However, the US faced significant headwinds in the form of the Delta variant mid-year, and eventually, the highly infectious Omicron variant towards the end of 2021.

    Much of the second half of 2021 was also impacted by the debt ceiling agreement, which was unresolved until the end of the fiscal year. In the fall, a temporary agreement was reached by Congress, where a short-term debt ceiling increase was passed. Subsequently, a longer-term agreement was reached in December by Congress. The debt ceiling had a direct impact on supply during the third quarter, as net US Treasury issuance declined and the US Treasury General Account (TGA) balance decreased by $637 billion.1

    The US Federal Reserve (the Fed) maintained monetary policy accommodative throughout the fiscal year and showed a commitment to low rates by keeping the federal funds target range at 0.00% to 0.25% throughout the year.2 For nearly the entirety of 2021, the Fed also maintained its asset purchases (quantitative easing) at a level of at least $120 billion per month and remained on hold until there had been evidence of progress made towards its dual mandate.2 In December, the Federal Open Market Committee (FOMC) announced it had begun its tapering of asset purchases, at a pace that was faster than had been previously anticipated.

    Money market curves steepened throughout 2021, with a larger move during the fourth quarter on expectations of a more aggressive Fed in 2022. Year over year, the yield on the three-month Treasury bill decreased from 0.07% to 0.04% while the yield on the three-month and 12-month bills increased from 0.09% to 0.19% and 0.11% to 0.38%, respectively.1 Short-term Treasury notes also increased dramatically, along with longer-term bond yields. The two-year Treasury note increased from 0.12% to 0.73%

and the 10-year from 0.92% to 1.51% over the year.1

    Money market fund industry assets increased overall over the year, with industry assets adding $410 billion over the year to end 2021 at $4.705 trillion.3 Government money market funds experienced the largest increase in assets, while prime and tax-exempt money market funds saw a decline in overall assets.

    At the close of the year, it is Invesco Global Liquidity’s view that the FOMC monetary policy directive could be moved off the zero bound in 2022, with the potential for at least two or three interest rate hikes.

    For over 40 years, Invesco Global Liquidity has been a core business for Invesco. We believe in a disciplined investment process, high credit quality solutions, distinguished client engagement and consistent performance.

    We appreciate your continued investment in Invesco V.I. U.S. Government Money Portfolio.

1 Source: Bloomberg LP

2 Source: US Federal Reserve

3	Source: Bloomberg LP, Investment Company Institute (ICI)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Team managed by Invesco Advisers, Inc.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Portfolio Composition by Maturity*
In days, as of 12/31/2021

1-7	32.8%
8-30	14.5
31-60	18.0
61-90	12.7
91-180	5.7
181+	16.3

*The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

Invesco V.I. U.S. Government Money Portfolio

Supplemental Information

Invesco V.I. U.S. Government Money Portfolio’s investment objective is to seek income consistent with stability of principal.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Invesco V.I. U.S. Government Money Portfolio

Schedule of Investments

December 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-59.19%
U.S. Treasury Bills-49.63%(a)

U.S. Treasury Bills	0.05%	01/04/2022	$8,000	$ 7,999,969

U.S. Treasury Bills	0.04%	01/11/2022	4,000	3,999,957

U.S. Treasury Bills	0.05%	01/13/2022	17,000	16,999,717

U.S. Treasury Bills	0.04%	01/18/2022	10,000	9,999,811

U.S. Treasury Bills	0.04%-0.06%	01/20/2022	11,000	10,999,704

U.S. Treasury Bills	0.04%-0.05%	01/25/2022	10,000	9,999,722

U.S. Treasury Bills	0.06%-0.09%	01/27/2022	8,000	7,999,632

U.S. Treasury Bills	0.05%	02/01/2022	16,000	15,999,321

U.S. Treasury Bills	0.05%-0.06%	02/03/2022	14,000	13,999,345

U.S. Treasury Bills	0.05%	02/08/2022	10,000	9,999,472

U.S. Treasury Bills	0.05%	02/10/2022	2,184	2,183,891

U.S. Treasury Bills	0.05%	02/15/2022	10,000	9,999,391

U.S. Treasury Bills	0.05%-0.06%	02/22/2022	17,000	16,998,722

U.S. Treasury Bills	0.05%-0.06%	02/24/2022	6,000	5,999,550

U.S. Treasury Bills	0.06%	03/01/2022	6,000	5,999,459

U.S. Treasury Bills	0.05%	03/03/2022	10,000	9,999,153

U.S. Treasury Bills	0.06%	03/10/2022	12,000	11,998,753

U.S. Treasury Bills	0.06%	03/17/2022	11,000	10,998,740

U.S. Treasury Bills	0.07%	03/29/2022	3,000	2,999,489

U.S. Treasury Bills	0.09%	03/31/2022	10,000	9,997,899

U.S. Treasury Bills	0.07%	04/21/2022	6,000	5,998,808

U.S. Treasury Bills	0.11%	04/26/2022	14,000	13,995,080

U.S. Treasury Bills	0.09%	06/02/2022	2,000	1,999,240

U.S. Treasury Bills	0.11%	06/09/2022	2,000	1,999,072

U.S. Treasury Bills	0.07%	06/16/2022	2,500	2,499,193

U.S. Treasury Bills	0.08%	07/14/2022	2,000	1,999,192

U.S. Treasury Bills	0.08%	08/11/2022	5,000	4,997,533

				228,659,815

U.S. Treasury Floating Rate Notes-8.03%

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)(b)	0.24%	01/31/2022	2,000	1,999,972

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.14%	10/31/2022	1,000	999,958

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(b)	0.13%	01/31/2023	3,000	3,000,406

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	0.12%	04/30/2023	11,000	11,000,376

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	0.11%	07/31/2023	6,000	6,000,096

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	0.12%	10/31/2023	14,000	14,000,630

				37,001,438

U.S. Treasury Notes-1.53%

U.S. Treasury Notes	2.50%	01/15/2022	5,000	5,004,620

U.S. Treasury Notes	2.00%	07/31/2022	2,000	2,022,078

				7,026,698

Total U.S. Treasury Securities (Cost $272,687,951)				272,687,951

U.S. Government Sponsored Agency Securities-14.43%
Federal Farm Credit Bank (FFCB)-7.49%

Federal Farm Credit Bank (SOFR + 0.08%)(b)	0.13%	03/10/2022	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.19%)(b)	0.24%	07/14/2022	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.12%	08/11/2022	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.09%)(b)	0.13%	10/07/2022	5,000	5,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. U.S. Government Money Portfolio

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal Farm Credit Bank (FFCB)-(continued)
Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.08%	10/12/2022	$2,000	$1,999,953

Federal Farm Credit Bank (SOFR + 0.01%)(b)	0.06%	11/16/2022	2,000	1,999,964

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	02/09/2023	1,000	1,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	0.10%	02/17/2023	2,000	2,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	03/10/2023	1,000	1,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	05/19/2023	1,000	1,000,000

Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.08%	06/14/2023	1,000	1,000,000

Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.08%	07/07/2023	2,000	2,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	0.10%	09/29/2023	1,000	1,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	11/07/2023	3,500	3,500,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	12/13/2023	2,000	2,000,000

				34,499,917

Federal Home Loan Bank (FHLB)-0.43%
Federal Home Loan Bank(a)	0.05%	01/19/2022	2,000	1,999,955

Federal National Mortgage Association (FNMA)-6.51%
Federal National Mortgage Association (SOFR + 0.30%)(b)	0.35%	01/07/2022	20,000	20,000,000

Federal National Mortgage Association (SOFR + 0.22%)(b)	0.27%	03/16/2022	10,000	10,000,000

				30,000,000

Total U.S. Government Sponsored Agency Securities (Cost $66,499,872)				66,499,872

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-73.62% (Cost $339,187,823)				339,187,823

			Repurchase Amount
Repurchase Agreements-26.70%(c)
RBC Dominion Securities Inc., agreement dated 12/31/2021, maturing value of $63,000,263 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $64,260,269; 0.00% - 6.50%; 01/15/2022 - 12/01/2051)	0.05%	01/03/2022	63,000,263	63,000,000

TD Securities (USA) LLC, term agreement dated 12/29/2021, maturing value of $60,000,642 (collateralized by U.S. Treasury obligations valued at $61,200,524; 2.00% - 2.38%; 06/30/2024 - 05/15/2027)(d)	0.06%	01/05/2022	60,000,642	60,000,000

Total Repurchase Agreements (Cost $123,000,000)				123,000,000

TOTAL INVESTMENTS IN SECURITIES(e) -100.32% (Cost $462,187,823)				462,187,823

OTHER ASSETS LESS LIABILITIES-(0.32)%				(1,492,582)

NET ASSETS-100.00%				$460,695,241

Investment Abbreviations:

SOFR -Secured Overnight Financing Rate

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2021.
(c)	Principal amount equals value at period end. See Note 1I.
(d)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(e)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. U.S. Government Money Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$339,187,823

Repurchase agreements, at value and cost	123,000,000

Cash	831,018

Receivable for:
Fund shares sold	9,338

Interest	105,001

Fund expenses absorbed	164,053

Total assets	463,297,233

Liabilities:
Payable for:
Fund shares reacquired	2,302,648

Dividends	1,898

Accrued fees to affiliates	186,962

Accrued trustees’ and officers’ fees and benefits	882

Accrued operating expenses	109,602

Total liabilities	2,601,992

Net assets applicable to shares outstanding	$460,695,241

Net assets consist of:
Shares of beneficial interest	$460,774,556

Distributable earnings	(79,315)

$460,695,241

Net Assets:
Series I	$460,684,888

Series II	$ 10,353

Shares outstanding, no par value, unlimited number of shares authorized:
Series I	460,566,390

Series II	10,350

Series I:
Net asset value and offering price per share	$ 1.00

Series II:
Net asset value and offering price per share	$ 1.00

Statement of Operations

For the year ended December 31, 2021

Investment income:
Interest	$368,845

Expenses:
Advisory fees	1,578,030

Administrative services fees	192,005

Distribution fees - Series II	25

Transfer agent fees	10,886

Trustees’ and officers’ fees and benefits	26,106

Reports to shareholders	25,882

Professional services fees	34,849

Other	11,211

Total expenses	1,878,994

Less: Fees waived and expenses reimbursed	(1,535,141)

Net expenses	343,853

Net investment income	24,992

Net realized gain (loss) from unaffiliated investment securities	(8,089)

Net increase in net assets resulting from operations	$16,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. U.S. Government Money Portfolio

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020

Operations:
Net investment income	$24,992	$1,145,966

Net realized gain (loss)	(8,089)	90,321

Net increase in net assets resulting from operations	16,903	1,236,287

Distributions to shareholders from distributable earnings:
Series I	(24,988)	(1,145,947)

Series II	(4)	(19)

Total distributions from distributable earnings	(24,992)	(1,145,966)

Share transactions-net:
Series I	96,087,722	(5,244,425)

Series II	350	-

Net increase (decrease) in net assets resulting from share transactions	96,088,072	(5,244,425)

Net increase (decrease) in net assets	96,079,983	(5,154,104)

Net assets:
Beginning of year	364,615,258	369,769,362

End of year	$460,695,241	$364,615,258

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. U.S. Government Money Portfolio

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets
Series I
Year ended 12/31/21	$1.00	$0.00	$(0.00)	$0.00	$(0.00)	$1.00	0.01%	$ 460,685	0.10%		0.52%		0.00%
Year ended 12/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.22	364,605	0.24		0.48		0.09
Year ended 12/31/19	1.00	0.02	0.00	0.02	(0.02)	1.00	1.71	369,759	0.50		0.54		1.82
Year ended 12/31/18	1.00	0.01	0.00	0.01	(0.01)	1.00	1.35	3,055,726	0.50		0.56		1.54
Year ended 12/31/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.39	425,604	0.50		0.59		0.39
Series II
Year ended 12/31/21	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.01	10	0.10		0.77		0.00
Year ended 12/31/20	1.00	0.00	0.00	0.00	(0.00)	1.00	0.17	10	0.29		0.73		0.04
Period ended 12/31/19(d)	1.00	0.01	0.00	0.01	(0.01)	1.00	0.78	10	0.72	(e)	0.72	(e)	1.61	(e)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended December 31, 2019, 2018 and 2017, respectively.
(d)	Commencement date after the close of business on May 24, 2019.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. U.S. Government Money Portfolio

Notes to Financial Statements

December 31, 2021

NOTE 1–Significant Accounting Policies

Invesco V.I. U.S. Government Money Portfolio, formerly Invesco Oppenheimer V.I. Government Money Fund, (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek income consistent with stability of principal.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Invesco V.I. U.S. Government Money Portfolio

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund that holds securities of that entity will be adversely impacted.

K.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $ 500 million	0.450%

Next $500 million	0.425

Next $500 million	0.400

Over $1.5 billion	0.375

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2021, the effective advisory fees incurred by the Fund was 0.44%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to limit expenses (excluding certain items discussed below) of Series I shares to 0.50% and Series II shares to 0.75% of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended December 31, 2021, Invesco contractually waived fund level advisory fees of $7,150, voluntarily waived advisory fees of $1,527,966 and reimbursed class level expenses of $25 for Series II shares in order to increase the Fund’s yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $159,293 for accounting and fund administrative services and was reimbursed $32,712 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. U.S. Government Money Portfolio

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2021, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2021 and December 31, 2020:

	2021	2020

Ordinary income*	$24,992	$1,135,576

Long-term capital gain	-	10,390

Total distributions	$24,992	$1,145,966

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$18,404

Temporary book/tax differences	(89,630)

Capital loss carryforward	(8,089)

Shares of beneficial interest	460,774,556

Total net assets	$460,695,241

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2021 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$8,089	$-	$8,089

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Invesco V.I. U.S. Government Money Portfolio

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization and deemed distributions, on December 31, 2021, undistributed net investment income was decreased by $168,160 and shares of beneficial interest was increased by $168,160. This reclassification had no effect on the net assets of the Fund.

NOTE 8–Share Information

		Summary of Share Activity

	Years ended December 31,
	2021(a)		2020
	Shares	Amount	Shares	Amount

Sold:
Series I	192,727,638	$192,727,638	2,362,230,625	$2,362,230,625

Series II	350	350	-	-

Issued as reinvestment of dividends:
Series I	24,987	24,987	1,144,201	1,144,201

Reacquired:
Series I	(96,664,903)	(96,664,903)	(2,368,619,251)	(2,368,619,251)

Net increase (decrease) in share activity	96,088,072	$96,088,072	(5,244,425)	$(5,244,425)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 92% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with the entity whereby the entity sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to the entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by the entity are also owned beneficially.

Invesco V.I. U.S. Government Money Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. U.S. Government Money Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. U.S. Government Money Portfolio (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the two years ended December 31, 2021 and the year ended December 31, 2019 for Series I.
For the two years ended December 31, 2021 and the period May 24, 2019 (commencement date) through December 31, 2019 for Series II.

The financial statements of Oppenheimer Government Money Fund/VA (subsequently renamed Invesco V.I. U.S. Government Money Portfolio) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. U.S. Government Money Portfolio

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,000.00	$0.45	$1,024.75	$0.46	0.09%
Series II	1,000.00	1,000.00	0.45	1,024.75	0.46	0.09

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. U.S. Government Money Portfolio

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	20.34%
Business Interest Income*	100.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. U.S. Government Money Portfolio

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco V.I. U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco V.I. U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Invesco V.I. U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	2 Hanson Place
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Brooklyn, NY 11217-1431

Invesco V.I. U.S. Government Money Portfolio

Annual Report to Shareholders	December 31, 2021

Invesco Oppenheimer V.I. International Growth Fund

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/corporate/about-us/ esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Invesco Distributors, Inc.	O-VIIGR-AR-1

Management’s Discussion of Fund Performance

Performance summary For the year ended December 31, 2021, Series I shares of Invesco Oppenheimer V.I. International Growth Fund (the Fund) outperformed the MSCI All Country World ex-USA Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/20 to 12/31/21, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	10.22%
Series II Shares	10.12
MSCI All Country World ex-USA Index▼	7.82

Source(s): ▼RIMES Technologies Corp.

Market conditions and your fund

Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation, with value stocks outperforming growth stocks. The successful rollout of coronavirus (COVID-19) vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

    During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-19-related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

    Developed global equity markets were flat in the third quarter of 2021 amid concerns about rising inflation, supply disruptions and the economic growth rate. Emerging market equities declined during the quarter, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and the potential default of a large Chinese property developer.

    Most developed global equity markets ended the fourth quarter of 2021 in positive territory despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in higher costs for companies and consumers. Emerging market equities declined due to COVID-19 concerns and China’s ongoing regulatory tightening and slowing economic growth. Overall, developed market equities outperformed emerging market equities for the fiscal year.

    We identify structural growth trends in the global economy, investing in companies that can monetize them sustainably for many years – often decades. We buy these companies when they are trading at attractive valuations and hold them in the portfolio for a long period of time to benefit from the compounding of the returns they produce. This is a discipline that we have been following for over 25 years. The Fund delivered strong absolute and relative returns for the fiscal year ending December 31, 2021.

    Relative to the benchmark, the Fund performed most strongly in the consumer discretionary and health care sectors due to stock selection and in the information technology sector as a result of an overweight to the sector. Relative to the benchmark, the Fund underperformed in the financials and energy sectors due to underweights and in the consumer staples sector due to stock selection.

    The three largest contributors to absolute Fund performance during the fiscal year were ASML Holding, Hermès and EPAM Systems.

    ASML Holding is a Dutch company that makes the equipment needed for producing semiconductors. ASML Holding is the only supplier of the extreme ultraviolet lithography equipment that is required to produce the next generation of semiconductor chips.

    Hermès is a leading luxury goods producer. Demand for Hermès products has been strong both during the pandemic and as economies reopen and the share price has reacted favorably.

    EPAM Systems is an Eastern European information technology services company that focuses on helping businesses digitize their operations. In our opinion, the digitization of business operations is still in its early phase.

    The three largest detractors from absolute Fund performance during the fiscal year were Worldline, boohoo and Flutter Entertainment.

    Worldline, based in France, is the leading payments processor in Continental Europe. We added it to the portfolio a few years ago to benefit from the trend towards credit card and virtual payments and away from cash. The COVID-19 pandemic has accelerated this trend and the stock reached new highs in 2021. However, COVID-19 has also suppressed overall spending growth, and this led to subsequent profit taking.

     boohoo, based in the UK, is an online retailer of fast, low-cost fashion. We decided to exit our position during the fiscal year.

    Flutter Entertainment, a UK company that owns FanDuel, is one of the two dominant sports betting services here in the US. Recent legal and regulatory changes in the US have opened the potential for gambling in many states. Flutter‘s share price was relatively volatile in 2021 as it has reached new highs and then experienced profit taking.

    Thank you for your continued investment in Invesco Oppenheimer V.I. International Growth Fund.

Portfolio manager(s):

Robert B. Dunphy

George R. Evans

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco Oppenheimer V.I. International Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/11

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/21

Series I Shares
Inception (5/13/92)	7.70%
10 Years	9.74
5 Years	11.88
1 Year	10.22

Series II Shares
Inception (3/19/01)	6.85%
10 Years	9.47
5 Years	11.65
1 Year	10.12

Effective May 24, 2019, Non-Service and Service shares of the Oppenheimer International Growth Fund/VA, (the predecessor fund) were reorganized into Series I and Series II shares, respectively, of Invesco Oppenheimer V.I. International Growth Fund. Returns shown above, for periods ending on or prior to May 24, 2019, for Series I and Series II shares are those of the Non-Service shares and Service shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Invesco Oppenheimer V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco Oppenheimer V.I. International Growth Fund

Supplemental Information

Invesco Oppenheimer V.I. International Growth Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco Oppenheimer V.I. International Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Information Technology	22.64%
Industrials	21.26
Consumer Discretionary	17.18
Health Care	13.56
Consumer Staples	11.48
Materials	4.08
Communication Services	3.27
Energy	2.43
Financials	2.42
Real Estate	0.76
Money Market Funds Plus Other Assets Less Liabilities	0.92

Top 10 Equity Holdings*

		% of total net assets
1.	Hermes International	3.47%
2.	ASML Holding N.V.	3.21
3.	EPAM Systems, Inc.	2.70
4.	Novo Nordisk A/S, Class B	2.57
5.	Reliance Industries Ltd.	2.43
6.	LVMH Moet Hennessy Louis Vuitton SE	2.39
7.	Epiroc AB, Class A	2.30
8.	James Hardie Industries PLC, CDI	2.14
9.	Taiwan Semiconductor Manufacturing Co. Ltd.	2.13
10.	ResMed, Inc.	2.01

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2021.

Invesco Oppenheimer V.I. International Growth Fund

Schedule of Investments

December 31, 2021

	Shares	Value
Common Stocks & Other Equity Interests–99.08%
Australia–1.26%
CSL Ltd.	26,325	$5,574,698

Belgium–0.23%
Galapagos N.V.(a)	17,848	1,000,148

Canada–4.60%
Alimentation Couche-Tard, Inc.	172,801	7,240,170

CAE, Inc.(a)	205,644	5,187,636

Dollarama, Inc.	86,745	4,341,536

Shopify, Inc., Class A(a)	2,667	3,672,151

		20,441,493

Denmark–3.16%
Ascendis Pharma A/S, ADR(a)	19,747	2,656,564

Novo Nordisk A/S, Class B	101,971	11,399,823

		14,056,387

France–16.22%
Adevinta ASA, Class B(a)	198,360	2,636,219

Airbus SE(a)	53,611	6,846,865

Dassault Systemes SE	104,228	6,183,032

Edenred	76,036	3,509,250

EssilorLuxottica S.A.	13,409	2,854,362

Hermes International	8,822	15,404,743

Kering S.A.	5,529	4,436,433

L’Oreal S.A.	10,778	5,109,218

LVMH Moet Hennessy Louis Vuitton SE	12,887	10,634,357

Sartorius Stedim Biotech	12,710	6,960,893

SEB S.A.	19,272	3,001,754

Worldline S.A.(a)(b)	80,681	4,495,912

		72,073,038

Germany–6.29%
CTS Eventim AG & Co. KGaA(a)	85,250	6,255,102

Hypoport SE(a)	2,051	1,194,315

Infineon Technologies AG	160,599	7,446,823

SAP SE	16,270	2,323,698

Siemens AG	22,035	3,830,182

Siemens Healthineers AG(b)	92,012	6,894,781

		27,944,901

India–3.37%
Dr Lal PathLabs Ltd.(b)	81,401	4,185,877

Reliance Industries Ltd.	338,679	10,783,163

		14,969,040

Ireland–1.81%
Flutter Entertainment PLC(a)	50,786	8,057,439

Italy–1.70%
Davide Campari-Milano N.V.	518,758	7,552,697

Japan–9.35%
Benefit One, Inc.	89,400	3,835,882

Daikin Industries Ltd.	30,200	6,850,989

Hitachi Ltd.	50,900	2,757,100

Hoya Corp.	26,593	3,943,064

	Shares	Value
Japan–(continued)
Keyence Corp.	11,924	$7,493,782

Kobe Bussan Co. Ltd.	112,000	4,333,136

Nidec Corp.	53,300	6,265,463

Nihon M&A Center Holdings, Inc.	175,300	4,285,870

Nitori Holdings Co. Ltd.	12,000	1,794,588

		41,559,874

Netherlands–6.50%
Aalberts N.V.	86,233	5,673,847

Adyen N.V.(a)(b)	2,663	6,967,002

ASML Holding N.V.	17,887	14,262,605

Boskalis Westminster	7,228	211,064

Shop Apotheke Europe N.V.(a)(b)	13,629	1,757,403

		28,871,921

New Zealand–1.13%
Xero Ltd.(a)	49,091	5,028,258

Singapore–0.85%
STMicroelectronics N.V.	76,738	3,761,464

Spain–1.16%
Amadeus IT Group S.A.(a)	76,702	5,166,228

Sweden–6.86%
Atlas Copco AB, Class A	117,844	8,157,579

Epiroc AB, Class A	402,268	10,198,711

SKF AB, Class B	257,332	6,066,306

Swedish Match AB	764,660	6,075,561

		30,498,157

Switzerland–6.50%
Barry Callebaut AG	1,799	4,371,111

IWG PLC(a)	859,245	3,375,742

Lonza Group AG	3,980	3,315,513

Sika AG	20,693	8,589,573

Temenos AG	14,012	1,933,493

VAT Group AG(b)	12,138	6,001,298

Zur Rose Group AG(a)	4,980	1,285,613

		28,872,343

Taiwan–2.13%
Taiwan Semiconductor Manufacturing Co. Ltd.	427,000	9,454,957

United Kingdom–15.62%
Alphawave IP Group PLC(a)(c)	415,868	1,123,208

Britvic PLC	367,540	4,575,665

Ceres Power Holdings PLC(a)	161,917	2,191,843

Compass Group PLC(a)	315,204	7,021,569

ConvaTec Group PLC(b)	868,452	2,268,601

Electrocomponents PLC	225,770	3,675,001

Entain PLC(a)	307,873	6,990,215

Legal & General Group PLC	853,385	3,435,251

London Stock Exchange Group PLC	65,550	6,135,350

Melrose Industries PLC	2,679,692	5,814,574

Next PLC	80,696	8,878,406

Ocado Group PLC(a)	383,485	8,700,792

Rightmove PLC	525,208	5,639,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. International Growth Fund

	Shares	Value
United Kingdom–(continued)
Trainline PLC(a)(b)	781,342	$2,942,611

		69,392,778

United States–10.34%
Atlassian Corp. PLC, Class A(a)	15,187	5,790,651

EPAM Systems, Inc.(a)	17,947	11,996,672

Ferguson PLC	37,111	6,592,428

James Hardie Industries PLC, CDI	236,546	9,520,970

Medtronic PLC	29,944	3,097,707

ResMed, Inc.	34,333	8,943,060

		45,941,488

Total Common Stocks & Other Equity Interests (Cost $210,045,231)		440,217,309

Preferred Stocks–0.00% India–0.00% Zee Entertainment Enterprises Ltd., 6.00%, Pfd.(Acquired 07/17/2001; Cost $0)(d) (Cost $0)	599,541	16,857

Money Market Funds–0.62%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)	963,741	963,741

	Shares	Value
Money Market Funds–(continued)

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(e)(f)	688,054	$688,191

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	1,101,419	1,101,419

Total Money Market Funds (Cost $2,753,351)		2,753,351

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.70% (Cost $212,798,582)		442,987,517

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.05%
Invesco Private Government Fund, 0.02%(e)(f)(g)	63,225	63,225
Invesco Private Prime Fund, 0.11%(e)(f)(g)	147,495	147,525

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $210,750)		210,750

TOTAL INVESTMENTS IN SECURITIES—99.75%
(Cost $213,009,332)		443,198,267

OTHER ASSETS LESS LIABILITIES–0.25%		1,128,523
NET ASSETS–100.00%		$444,326,790

Investment Abbreviations:

ADR	– American Depositary Receipt
CDI	– CREST Depository Interest
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2021 was $35,513,485, which represented 7.99% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at December 31, 2021.
(d)	Restricted security. The value of this security at December 31, 2021 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2021.

	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$3,150,830	$ 36,061,674	$ (38,248,763)	$ -	$ -	$ 963,741	$ 930

Invesco Liquid Assets Portfolio, Institutional Class	2,250,059	25,670,966	(27,232,858)	143	(119)	688,191	369

Invesco Treasury Portfolio, Institutional Class	3,600,948	41,213,341	(43,712,870)	-	-	1,101,419	400
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	1,235,030	(1,171,805)	-	-	63,225	3*

Invesco Private Prime Fund	-	2,234,374	(2,086,849)	-	-	147,525	83*
Total	$9,001,837	$106,415,385	$(112,453,145)	$143	$(119)	$2,964,101	$1,785

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. International Growth Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost $210,045,231)*	$440,234,166
Investments in affiliated money market funds, at value (Cost $2,964,101)	2,964,101
Cash	143,547
Foreign currencies, at value (Cost $191,200)	194,559
Receivable for:
Fund shares sold	502,025
Dividends	1,213,422
Investment for trustee deferred compensation and retirement plans	63,466
Other assets	2,022
Total assets	445,317,308

Liabilities:
Payable for:
Fund shares reacquired	83,621
Accrued foreign taxes	329,109
Collateral upon return of securities loaned	210,750
Accrued fees to affiliates	246,749
Accrued other operating expenses	56,823
Trustee deferred compensation and retirement plans	63,466
Total liabilities	990,518
Net assets applicable to shares outstanding	$444,326,790

Net assets consist of:
Shares of beneficial interest	$154,013,235
Distributable earnings	290,313,555
$444,326,790

Net Assets:
Series I	$235,425,409
Series II	$208,901,381

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	80,541,112
Series II	68,177,301
Series I:
Net asset value per share	$2.92
Series II:
Net asset value per share	$3.06

*	At December 31, 2021, security with a value of $202,964 was on loan to brokers.

Statement of Operations

For the year ended December 31, 2021

Investment income:
Interest	$86,369
Dividends (net of foreign withholding taxes of $600,454)	3,851,736
Dividends from affiliated money market funds (includes securities lending income of $1,746)	3,445
Foreign withholding tax claims	373,847
Total investment income	4,315,397

Expenses:
Advisory fees	4,778,808
Administrative services fees	838,940
Custodian fees	25,158
Distribution fees - Series II	696,052
Transfer agent fees	36,064
Trustees’ and officers’ fees and benefits	26,789
Professional services fees	86,784
Other	(31,364)
Total expenses	6,457,231
Less: Fees waived	(643,701)
Net expenses	5,813,530
Net investment income (loss)	(1,498,133)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $3,037)	65,007,772
Affiliated investment securities	(119)
Foreign currencies	(2,990)
Forward foreign currency contracts	2,285
65,006,948
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $329,109)	(10,287,372)
Affiliated investment securities	143
Foreign currencies	(101,649)
(10,388,878)
Net realized and unrealized gain	54,618,070
Net increase in net assets resulting from operations	$53,119,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. International Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2021 and 2020

	2021	2020
Operations:
Net investment income (loss)	$(1,498,133)	$(604,947)
Net realized gain	65,006,948	47,589,964
Change in net unrealized appreciation (depreciation)	(10,388,878)	42,465,384
Net increase in net assets resulting from operations	53,119,937	89,450,401

Distributions to shareholders from distributable earnings:
Series I	(21,477,246)	(4,813,313)
Series II	(25,805,990)	(4,638,613)
Total distributions from distributable earnings	(47,283,236)	(9,451,926)

Share transactions–net:
Series I	3,387,374	(28,064,430)
Series II	(66,781,008)	(24,747,573)
Net increase (decrease) in net assets resulting from share transactions	(63,393,634)	(52,812,003)
Net increase (decrease) in net assets	(57,556,933)	27,186,472

Net assets:
Beginning of year	501,883,723	474,697,251
End of year	$444,326,790	$501,883,723

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. International Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)	Ratio of net investment income (loss) to average net assets	Portfolio turnover (d)
Series I
Year ended 12/31/21	$2.91	$(0.00)	$0.30	$0.30	$-	$(0.29)	$(0.29)	$2.92	10.22%	$235,425	1.00%	1.13%	(0.16)%	22%
Year ended 12/31/20	2.45	(0.00)	0.52	0.52	(0.02)	(0.04)	(0.06)	2.91	21.50	230,463	1.00	1.15	(0.01)	37
Year ended 12/31/19	2.03	0.02	0.54	0.56	(0.02)	(0.12)	(0.14)	2.45	28.60	221,944	1.00	1.13	0.91	51
Year ended 12/31/18	2.59	0.02	(0.51)	(0.49)	(0.02)	(0.05)	(0.07)	2.03	(19.42)	267,220	1.00	1.10	0.83	25
Year ended 12/31/17	2.08	0.02	0.52	0.54	(0.03)	-	(0.03)	2.59	26.29	360,417	1.00	1.08	0.87	27
Series II
Year ended 12/31/21	3.04	(0.01)	0.32	0.31	-	(0.29)	(0.29)	3.06	10.12	208,901	1.25	1.38	(0.41)	22
Year ended 12/31/20	2.56	(0.01)	0.55	0.54	(0.02)	(0.04)	(0.06)	3.04	21.04	271,421	1.25	1.40	(0.26)	37
Year ended 12/31/19	2.12	0.02	0.56	0.58	(0.02)	(0.12)	(0.14)	2.56	27.95	252,753	1.25	1.38	0.67	51
Year ended 12/31/18	2.70	0.01	(0.52)	(0.51)	(0.02)	(0.05)	(0.07)	2.12	(19.55)	199,636	1.25	1.35	0.58	25
Year ended 12/31/17	2.16	0.01	0.56	0.57	(0.03)	-	(0.03)	2.70	26.44	239,042	1.25	1.33	0.60	27

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended October 31, 2019, 2018 and 2017, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Oppenheimer V.I. International Growth Fund

Notes to Financial Statements

December 31, 2021

NOTE 1—Significant Accounting Policies

Invesco Oppenheimer V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

Invesco Oppenheimer V.I. International Growth Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended December 31, 2021, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2021, there were no securities lending transactions with the Adviser.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

Invesco Oppenheimer V.I. International Growth Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $250 million	1.000%

Next $250 million	0.900%

Next $500 million	0.850%

Over $1 billion	0.820%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2021, the effective advisory fee rate incurred by the Fund was 0.93%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least April 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.00% and Series II shares to 1.25% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2021, the Adviser waived advisory fees of $643,701.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide

Invesco Oppenheimer V.I. International Growth Fund

certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2021, Invesco was paid $71,713 for accounting and fund administrative services and was reimbursed $767,227 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2021, expenses incurred under the Plan are detailed in the Statement of Operations as

Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$–	$5,574,698	$–	$5,574,698
Belgium	1,000,148	–	–	1,000,148
Canada	20,441,493	–	–	20,441,493
Denmark	2,656,564	11,399,823	–	14,056,387
France	–	72,073,038	–	72,073,038
Germany	–	27,944,901	–	27,944,901
India	16,857	14,969,040	–	14,985,897
Ireland	–	8,057,439	–	8,057,439
Italy	–	7,552,697	–	7,552,697
Japan	–	41,559,874	–	41,559,874
Netherlands	–	28,871,921	–	28,871,921
New Zealand	–	5,028,258	–	5,028,258
Singapore	–	3,761,464	–	3,761,464
Spain	–	5,166,228	–	5,166,228
Sweden	–	30,498,157	–	30,498,157
Switzerland	–	28,872,343	–	28,872,343
Taiwan	–	9,454,957	–	9,454,957
United Kingdom	–	69,392,778	–	69,392,778
United States	29,828,090	16,113,398	–	45,941,488
Money Market Funds	2,753,351	210,750	–	2,964,101
Total Investments	$56,696,503	$386,501,764	$–	$443,198,267

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco Oppenheimer V.I. International Growth Fund

Effect of Derivative Investments for the year ended December 31, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk

Realized Gain:
Forward foreign currency contracts	$2,285

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$46,842

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2021 and 2020:

	2021	2020
Ordinary income*	$-	$3,427,490
Long-term capital gain	47,283,236	6,024,436
Total distributions	$47,283,236	$9,451,926

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Undistributed long-term capital gain	$61,879,522
Net unrealized appreciation – investments	228,462,727
Net unrealized appreciation – foreign currencies	25,324
Temporary book/tax differences	(54,018)
Shares of beneficial interest	154,013,235
Total net assets	$444,326,790

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2021.

Invesco Oppenheimer V.I. International Growth Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2021 was $109,561,535 and $214,959,782, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$238,135,314

Aggregate unrealized (depreciation) of investments	(9,672,587)

Net unrealized appreciation of investments	$228,462,727

Cost of investments for tax purposes is $214,735,540.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and distributions, on December 31, 2021, undistributed net investment income (loss) was increased by $1,494,840, undistributed net realized gain was decreased by $756,074 and shares of beneficial interest was decreased by $738,766. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2021(a)		December 31, 2020

	Shares	Amount	Shares	Amount

Sold:
Series I	11,253,855	$34,403,309	12,200,099	$28,925,077

Series II	11,397,486	36,490,806	9,099,234	22,431,074

Issued as reinvestment of dividends:
Series I	7,207,130	21,477,246	1,865,625	4,813,313

Series II	8,271,150	25,805,990	1,718,005	4,638,613

Reacquired:
Series I	(17,177,393)	(52,493,181)	(25,538,177)	(61,802,820)

Series II	(40,674,516)	(129,077,804)	(20,462,841)	(51,817,260)

Net increase (decrease) in share activity	(19,722,288)	$(63,393,634)	(21,118,055)	$(52,812,003)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco Oppenheimer V.I. International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Oppenheimer International Growth Fund/VA (subsequently renamed Invesco Oppenheimer V.I. International Growth Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 14, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Oppenheimer V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/21)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/21)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,031.30	$5.12	$1,020.16	$5.09	1.00%
Series II	1,000.00	1,030.00	6.40	1,018.90	6.36	1.25

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2021 through December 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Oppenheimer V.I. International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$47,283,236
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0009	per share
Foreign Source Income	$0.0337	per share

                      *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			186	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	186	Director, ISO New England, Inc. (non-profit organization managing regional electricity market) Formerly: enaible, Inc. (artificial intelligence technology)

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	186	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	186	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization) Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School – Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	186	Insperity, Inc. (formerly known as Administaff) (human resources provider); First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			186	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	186	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	186	None

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees-(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			186	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	186	Formerly: Elucida Oncology (nanotechnology & medical particles company)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	186	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	186	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	186	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)
Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey—1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes—1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Invesco Oppenheimer V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investament Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco Oppenheimer V.I. International Growth Fund

ITEM 2.    CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Vaughn. Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLC (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020

Audit Fees	$908,403	$992,930
Audit-Related Fees(1)	$0	$33,000
Tax Fees(2)	$745,826	$511,931
All Other Fees	$0	$0

Total Fees	$1,654,229	$1,537,861

(1)	Audit-Related Fees for the fiscal year ended December 31, 2020 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended December 31, 2021 and December 31, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$801,000	$701,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$801,000	$701,000

(1)	Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the

Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $5,931,000 for the fiscal year ended December 31, 2021 and $6,219,000 for the fiscal year ended December 31, 2020. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,477,826 for the fiscal year ended December 31, 2021 and $7,431,931 for the fiscal year ended December 31, 2020.

PwC provided audit services to the Investment Company complex of approximately $30 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of February 10, 2022, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 10, 2022, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	February 23, 2022

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	February 23, 2022

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	February 23, 2022